UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-04550

THE MAINSTAY FUNDS

(Exact name of Registrant as specified in charter)

51 Madison Avenue, New York, NY 10010

(Address of principal executive offices) (Zip code)

J. Kevin Gao, Esq.

30 Hudson Street

Jersey City, New Jersey 07302

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 576-7000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2023

Item 1.	Reports to Stockholders.

MainStay Candriam Emerging Markets Debt Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery,
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Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years	Gross Expense Ratio[3]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	6/1/1998	4.86%	-7.85%	-2.63%	-0.30%	1.36%
		Excluding sales charges		9.80	-3.51	-1.73	0.16	1.36
Investor Class Shares[4]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	5.18	-7.75	-2.95	-0.56	1.78
		Excluding sales charges		9.57	-3.91	-2.05	-0.10	1.78
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	6/1/1998	4.21	-9.16	-3.12	-0.85	2.52
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		9.21	-4.63	-2.80	-0.85	2.52
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	8.20	-5.53	-2.80	-0.85	2.52
	if Redeemed Within One Year of Purchase	Excluding sales charges		9.20	-4.63	-2.80	-0.85	2.52
Class I Shares	No Sales Charge		8/31/2007	9.95	-3.22	-1.44	0.43	1.12

1.	Prior to February 28, 2017, the Fund's primary investment strategies were changed. Effective June 21, 2019, the Fund replaced its prior subadvisor and modified its investment objective and principal investment strategies. The performance in the graph and table prior to those dates reflects its prior subadvisor's, investment objective and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
JPMorgan EMBI Global Diversified Index[2]	10.54%	-0.89%	-0.20%	1.77%
Morningstar Emerging Markets Bond Category Average[3]	10.91	-0.40	-0.39	0.85

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The JPMorgan EMBI Global Diversified Index is the Fund’s primary broad-based securities market index for comparison purposes. The JPMorgan EMBI Global Diversified Index is a market-capitalization weighted, total return index tracking the traded market for U.S. dollar-denominated Brady Bonds, Eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.
3.	The Morningstar Emerging Markets Bond Category Average is representative of funds that invest more than 65% of their assets in foreign bonds from developing countries. The largest portion of the emerging-markets bond market comes from Latin America, followed by Eastern Europe. Africa, the Middle East, and Asia make up the rest. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Candriam Emerging Markets Debt Fund

Cost in Dollars of a $1,000 Investment in MainStay Candriam Emerging Markets Debt Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,098.00	$ 5.98	$1,019.09	$ 5.76	1.15%
Investor Class Shares	$1,000.00	$1,095.70	$ 8.52	$1,016.66	$ 8.20	1.64%
Class B Shares	$1,000.00	$1,092.10	$12.40	$1,012.94	$11.93	2.39%
Class C Shares	$1,000.00	$1,092.00	$12.40	$1,012.94	$11.93	2.39%
Class I Shares	$1,000.00	$1,099.50	$ 4.42	$1,020.58	$ 4.26	0.85%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2023 (Unaudited)
Mexico	7.5%
Colombia	5.8
Saudi Arabia	5.3
Romania	5.2
Panama	5.0
Hungary	4.8
Dominican Republic	4.4
Brazil	3.8
United States	3.6
Indonesia	3.1
Argentina	2.9
Peru	2.8
South Africa	2.8
Poland	2.6
Nigeria	2.4
Senegal	2.4
Cote D'Ivoire	2.2
Chile	2.2
Azerbaijan	2.1
Ghana	1.8
Sri Lanka	1.3
Croatia	1.3
Zambia	1.3
Angola	1.3
Ukraine	1.2%
Venezuela	1.1
Morocco	1.1
Tunisia	1.0
Oman	1.0
Montenegro	1.0
Jordan	1.0
Republic of the Congo	0.9
Iraq	0.9
United Arab Emirates	0.8
Cameroon	0.8
Georgia	0.8
Republic Of Serbia	0.8
Bahrain	0.8
Papua New Guinea	0.8
Philippines	0.7
Ecuador	0.6
Gabon	0.5
Republic of North Macedonia	0.3
Tajikistan	0.3
Lebanon	0.2
Other Assets, Less Liabilities	5.5
100.0%
See Portfolio of Investments beginning on page 12 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Romanian Government Bond, 3.00%-6.00%, due 11/25/27–6/15/48
2.	Colombia Government Bond, 4.50%-8.00%, due 1/28/26–5/15/49
3.	Dominican Republic Government Bond, 4.875%-6.40%, due 1/27/25–1/30/60
4.	Hungary Government Bond, 3.125%-7.625%, due 2/22/27–9/21/51
5.	Panama Government Bond, 3.87%-9.375%, due 4/1/29–1/19/63
6.	GACI First Investment Co., 4.75%-4.875%, due 2/14/30–2/14/35
7.	Mexico Government Bond, 3.50%-5.75%, due 2/12/34–10/12/10
8.	Pertamina Persero PT, 4.15%-6.00%, due 5/3/42–2/25/60
9.	South Africa Government Bond, 4.30%-7.30%, due 10/12/28–4/20/52
10.	Poland Government Bond, 3.875%-5.50%, due 2/14/33–4/4/53

8	MainStay Candriam Emerging Markets Debt Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Diliana Deltcheva, CFA, Christopher Mey, CFA, and Richard Briggs, CFA, of Candriam, the Fund’s Subadvisor.
How did MainStay Candriam Emerging Markets Debt Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Candriam Emerging Markets Debt Fund returned 9.95%, underperforming the 10.54% return of the Fund’s benchmark, the JPMorgan EMBI Global Diversified Index (the "Index"). Over the same period, Class I shares also underperformed the 10.91% return of the Morningstar Emerging Markets Bond Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Richard Briggs, CFA, was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The last two months of 2022 saw a continuation of the rally that had started in October 2022; risky assets were stronger across the board given the decline in real rates and there was a moderation in expectations for policy tightening by the U.S. Federal Reserve (the “Fed”) following improved inflation readings for the fourth quarter of 2022. Emerging-markets hard-currency debt posted an extremely strong performance in the fourth quarter, the majority of which occurred in November; this was the strongest monthly return in more than a decade. Most of the fourth quarter performance was driven by spread2returns, particularly in high yield, whereas duration3matched U.S. Treasury returns for emerging-markets sovereigns. The first four months of 2023, on the other hand, saw positive albeit slightly more modest growth for emerging-markets hard-currency debt. The positive move was primarily due to “safe haven” flows into U.S. Treasury bonds (10-year U.S. Treasury securities declined by 45 basis points (“bps”)), while emerging-markets spreads rose by 31 bps, resulting in positive Treasury and negative spread returns. Investment themes shifted month-by-month during the quarter: January was driven by China’s reopening trade; February, by concerns over extended Fed monetary tightening; and March, by financial distress of U.S. regional banks and Credit Suisse. The U.S., European and Swiss authorities reacted to the banking crisis quickly and decisively in mid-March, which eventually arrested the spill-over to risky markets.
Relative to the Index, the Fund outperformed over the final two months of 2022, thanks to its exposure to Venezuela (after the
Biden administration granted Chevron a license to resume oil production in the country) and Ecuador (on speculation that the government would buy back some of its debt, as well as the announcement of a $1 billion facility with the Federal Reserve Bank of New York). Other positive contributions came from Tunisia (after the country reached a staff level agreement with the International Monetary Fund (the “IMF”)), and Central and Eastern European countries, including Poland and Hungary, that had previously underperformed significantly. (Contributions take weightings and total returns into account.)
In the first four months of 2023, the fund underperformed the Index, as a result of overweight positions in Argentina, Tunisia and Senegal, as well as Brazilian corporates, which suffered on accelerating headlines over funding concerns. Underweight positions in Bolivia, Egypt and Pakistan, in addition to overweight positions in Romania and Venezuela, contributed most to relative performance.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund invested in U.S. Treasury futures in 2023—specifically in a 2-year long U.S. Treasury futures position of 0.5 years between February and March, and, since the end of March, in a long 5-year U.S. Treasury futures position—with a view toward benefiting from the end of the Fed’s hiking cycle and expected lower U.S. Treasury yields. These positions had a marginally positive performance impact during the first four months of 2023.
What was the Fund’s duration strategy during the reporting period?
The Fund ended October 2022 with duration in line with the Index (6.54 years versus 6.51 years). Over the following two months, the Fund’s relative duration was held close to that of the Index, at approximately 7 years. During the first two months of 2023, we increased the Fund’s duration based on more constructive global disinflation and Fed policy views, through a combination of emerging-markets investment-grade credits and 2-year U.S. Treasury securities. In March, relative duration position declined when we reduced the Fund’s overweight position in 2-year U.S. Treasury securities after the sharp, safe-haven rally related to the collapse of Silicon Valley Bank. Once the jitters regarding the regional banking crisis in the United States subsided, we reinstated a long 5-year U.S. Treasury position, and the Fund ended the reporting period with an overweight duration of 7.59 years versus 6.85 years for the Index. Overall, the

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity. Modified duration is inversely related to the approximate percentage change in price for a given change in yield.
9

duration position contributed marginally to the performance of the Fund.
How was the Fund affected by shifting currency values during the reporting period?
The Fund was not affected by shifting currency values during the reporting period.
During the reporting period, which countries and/or sectors were the strongest positive contributors to the Fund’s relative performance and which countries and/or sectors were particularly weak?
The Fund’s small position in Venezuela contributed positively to relative performance, especially in the fourth quarter of 2022. Bonds issued by Petróleos de Venezuela (PDVSA), the Venezuelan state-owned oil and natural gas company, remained at prices below ten cents on the dollar, but outperformed after the Biden administration granted Chevron a license to resume oil production in the country. This followed the resumption of talks between the Maduro administration and Venezuela’s opposition in Mexico City. The Fund’s underweight position in Egypt also contributed positively to performance, as risk premiums rose due to an increase in funding uncertainty. Egypt was dependent on privatization revenues to bridge its 2022/23 funding gap but made little progress. The government issued a 3-year sukuk (a sharia-compliant, bond-like product used in Islamic finance) in February, at an unsustainable 10.875% coupon, which only exposed the funding stress and accelerated the correction. In addition, the Fund’s overweight position in Romania paid off as the government managed to issue $6 billion in external debt in the first quarter of 2023, representing 70% of the planned issuance for the year. Minimizing supply risks alongside a relatively well-performing economy amid a general European Union slowdown supported compression of risk premiums.
Conversely, the Fund’s overweight position in Argentina detracted from relative performance as the country’s debt corrected materially after the January 2023 rally in the face of elevated, generalized market volatility. We continue to maintain a constructive view on the credit, as we believe the likelihood of an opposition win and a return to orthodox macroeconomic policies is high. In addition, default risks are aggressively priced in by sovereign Eurobonds trading in the low 20s. Overweight exposure to Tunisia also detracted, as the long-awaited IMF Extended Fund Facility of $1.9 billion did not materialize during the reporting period due to controversial domestic politics. We believe a deal will be concluded during the second quarter of 2023, as prior actions, including the state-owned-enterprise and budget laws were completed by February. In addition, the European Union (the “EU”) strengthened its financial support for Tunisia, which is considered a critical country in the management of EU’s migrant crisis. Finally, Turkey was also a small detractor, mostly as a result of the Fund’s underweight position in the country, which saw a strong rally in the fourth quarter of 2022 based on optimism regarding possible ‘regime change’ in the planned May 2023 general elections.
What were some of the Fund’s largest purchases and sales during the reporting period?
Toward the end of 2022, we cut Fund credits that had rallied too far, including bonds from Gabon, Angola, Buenos Aires, Ukraine, Mozambique, Oman, Bahrain, the Bahamas among others. We trimmed the Fund’s overweight exposure to sub-Saharan Africa during the fourth quarter, with reductions in Gabon, Angola and Mozambique, in particular.
During the first quarter of 2023, we increased the Fund’s overweight exposures to BBB or BB-rated Eastern European and Latin American issuers—including Hungary, Panama, Poland, Romania and Dominican Republic—that offered attractive relative value versus other investment-grade or BB-rated credits.4 We also reduced exposure to Ecuador, Egypt, El Salvador and Pakistan, rotating into Angola, Argentina and Nigeria, acknowledging our belief that some frontier issuers are likely to remain under funding stress, while oil exporters and Argentina (where regime change is expected in the October 2023 elections) are likely to fare better.
How did the Fund’s country and/or sector weightings change during the reporting period?
We added to the Fund’s holdings of Eastern European credits from countries such as Hungary, Poland, and Romania via primary markets in the first quarter of 2023. We also added to the Fund’s positions in Costa Rica and North Macedonia via attractively priced new deals.
We fully exited the Fund’s positions in Egypt, El Salvador and Pakistan as we assessed that these countries might be forced into debt restructuring at some point over the next year. We reduced exposure to Ecuador after the country’s failed constitutional referendum, which materially challenged Ecuador’s governability and increased the prospects of a presidential impeachment. We added to holdings in Argentina based on the view that a Peronist loss during the upcoming October elections will usher in
4.	An obligation rated ‘BBB’ by Standard & Poor’s (“S&P”) is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. An obligation rated ‘BB’ by S&P is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
10	MainStay Candriam Emerging Markets Debt Fund

long-awaited, orthodox macro-economic management and lead to a decline of restructuring risks.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund holds underweight energy exposure via investment-grade-rated credits, with overweight exposure in Azerbaijan, Iraq, Nigeria, The Republic of the Congo and Venezuela and PDVSA; neutral exposure in Angola; and underweight exposure in Bahrain, Ecuador, Kazakhstan, Malaysia, Qatar, Oman, Saudi Arabia and The United Arab Emirates (the “UAE”).
The Fund maintains exposure to select idiosyncratic, high-yield-rated credits from countries including Argentina (and the Buenos Aires Province), Ghana, Cameroon, Mozambique, Papua New Guinea, Tunisia, Ukraine and Zambia. However, the Fund holds underweight exposure to high-yield credits from Turkey, The Commonwealth of Independent States (Uzbekistan, Tajikistan), Bolivia, Honduras, Jamaica and frontier credits such as Bolivia, El Salvador, Ethiopia, Kenya, Mongolia, Pakistan and Suriname.
The Fund maintains underweight positions in rich, investment-grade-rated credits from countries including China, Peru, the Philippines, Saudi Arabia, Qatar, the UAE and Uruguay, but holds overweight positions in attractively valued credits rated BBB from countries such as Hungary, Indonesia, Mexico, Panama and Romania.
The Fund generally maintains underweight exposure to the most expensive investment-grade credits, as well as in the BB space, given that they trade tight, both within an emerging-markets context and versus developed-markets corporate credit, making them particularly unattractive.
The Fund continues to hold no Turkish exposure, given the country’s deeply negative net foreign-exchange reserves, which are only being supported by large deposits from Gulf Cooperation Council central banks, and which could potentially prove unsustainable. The Fund holds no exposure to Belarus, Kazakhstan, Russia, Uzbekistan and Tajikistan on elevated governance, default and sanctions risks that, in our opinion, are not sufficiently compensated by valuations.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
11

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 90.9%
Corporate Bonds 10.7%
Brazil 1.7%
Arcos Dorados BV
Series Reg S
6.125%, due 5/27/29	$ 300,000	$ 285,943
MARB BondCo plc
Series Reg S
3.95%, due 1/29/31	500,000	367,224
Rumo Luxembourg SARL
Series Reg S
4.20%, due 1/18/32	500,000	404,230
		1,057,397
Georgia 0.8%
Georgian Railway JSC
Series Reg S
4.00%, due 6/17/28	600,000	510,182
Mexico 2.4%
Alpek SAB de CV
Series Reg S
3.25%, due 2/25/31	750,000	611,226
Cemex SAB de CV
Series Reg S
3.875%, due 7/11/31	500,000	418,585
Orbia Advance Corp. SAB de CV
Series Reg S
5.875%, due 9/17/44	500,000	432,670
		1,462,481
Peru 0.9%
Lima Metro Line 2 Finance Ltd.
Series Reg S
4.35%, due 4/5/36	630,745	567,197
Saudi Arabia 4.7%
GACI First Investment Co.
Series Reg S
4.75%, due 2/14/30	900,000	909,540
Series Reg S
4.875%, due 2/14/35	1,500,000	1,483,590
Greensaif Pipelines Bidco SARL
Series Reg S
6.129%, due 2/23/38	250,000	262,364
	Principal Amount	Value

Saudi Arabia (continued)
TMS Issuer SARL
Series Reg S
5.78%, due 8/23/32	$ 250,000	$ 262,055
		2,917,549
Venezuela 0.2%
Petroleos de Venezuela SA
5.375%, due 4/12/27 (a)(b)(c)	3,000,000	97,500
Total Corporate Bonds (Cost $7,959,598)		6,612,306
Foreign Government Bonds 80.2%
Angola 1.3%
Angola Government Bond
Series Reg S
8.75%, due 4/14/32	500,000	413,210
Series Reg S
9.125%, due 11/26/49	500,000	372,442
		785,652
Argentina 2.9%
Argentina Government Bond
3.50%, due 7/9/41 (d)	3,900,000	971,966
Buenos Aires Government Bond
Series Reg S
5.25%, due 9/1/37 (d)	2,700,000	835,169
		1,807,135
Azerbaijan 2.1%
Southern Gas Corridor CJSC
Series Reg S
6.875%, due 3/24/26	700,000	719,194
State Oil Co. of the Azerbaijan Republic
Series Reg S
6.95%, due 3/18/30	550,000	569,536
		1,288,730
Bahrain 0.8%
Bahrain Government Bond
Series Reg S
6.75%, due 9/20/29	500,000	497,450
Brazil 2.1%
Brazil Government Bond
4.75%, due 1/14/50	1,000,000	735,263
8.75%, due 2/4/25 (e)	500,000	529,525
		1,264,788

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Cameroon 0.8%
Cameroon Government Bond
Series Reg S
5.95%, due 7/7/32	EUR 425,000	$ 326,982
Series Reg S
9.50%, due 11/19/25	$ 200,000	191,288
		518,270
Chile 2.2%
Chile Government Bond
3.10%, due 1/22/61	300,000	200,334
3.25%, due 9/21/71	600,000	399,106
3.50%, due 4/15/53 (e)	550,000	417,893
Corp. Nacional del Cobre de Chile
Series Reg S
5.125%, due 2/2/33	350,000	354,305
		1,371,638
Colombia 5.8%
Colombia Government Bond
4.50%, due 1/28/26	500,000	474,889
5.00%, due 6/15/45	300,000	201,254
5.20%, due 5/15/49	300,000	201,773
6.125%, due 1/18/41	500,000	395,011
7.50%, due 2/2/34	500,000	478,976
8.00%, due 4/20/33 (e)	987,000	984,338
Ecopetrol SA
4.625%, due 11/2/31	700,000	525,080
8.875%, due 1/13/33	300,000	290,868
		3,552,189
Cote D'Ivoire 2.2%
Ivory Coast Government Bond
Series Reg S
4.875%, due 1/30/32	EUR 1,000,000	832,776
Series Reg S
5.75%, due 12/31/32 (d)	$ 596,945	549,190
		1,381,966
Croatia 1.3%
Croatia Government Bond
Series Reg S
6.00%, due 1/26/24	800,000	804,374
Dominican Republic 4.4%
Dominican Republic Government Bond
Series Reg S
4.875%, due 9/23/32	300,000	258,297
	Principal Amount	Value

Dominican Republic (continued)
Dominican Republic Government Bond (continued)
Series Reg S
5.50%, due 1/27/25	$ 500,000	$ 494,771
Series Reg S
5.50%, due 2/22/29	300,000	285,469
Series Reg S
5.875%, due 1/30/60	1,000,000	761,933
Series Reg S
5.95%, due 1/25/27	500,000	495,769
Series Reg S
6.40%, due 6/5/49 (e)	500,000	419,090
		2,715,329
Ecuador 0.6%
Ecuador Government Bond (d)
Series Reg S
1.50%, due 7/31/40	800,000	260,000
Series Reg S
2.50%, due 7/31/35	344,321	125,912
		385,912
Gabon 0.5%
Gabon Government Bond
Series Reg S
7.00%, due 11/24/31	400,000	295,040
Ghana 1.8%
Ghana Government Bond (a)(c)
Series Reg S
7.75%, due 4/7/29	700,000	255,640
Series Reg S
7.875%, due 2/11/35	900,000	332,280
Series Reg S
8.627%, due 6/16/49	1,500,000	525,000
		1,112,920
Hungary 4.8%
Hungary Government Bond
Series Reg S
3.125%, due 9/21/51	1,000,000	618,014
Series Reg S
5.00%, due 2/22/27	EUR 700,000	782,437
Series Reg S
6.25%, due 9/22/32	$ 800,000	829,000
7.625%, due 3/29/41	300,000	340,815
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Hungary (continued)
Magyar Export-Import Bank Zrt.
Series Reg S
6.125%, due 12/4/27	$ 363,000	$ 365,217
		2,935,483
Indonesia 3.1%
Pertamina Persero PT
Series Reg S
4.15%, due 2/25/60	500,000	366,552
5.625%, due 5/20/43 (f)	800,000	759,569
Series Reg S
6.00%, due 5/3/42	800,000	793,623
		1,919,744
Iraq 0.9%
Iraq Government Bond
Series Reg S
5.80%, due 1/15/28	562,500	524,644
Jordan 1.0%
Jordan Government Bond
Series Reg S
7.50%, due 1/13/29	600,000	599,892
Lebanon 0.2%
Lebanon Government Bond (a)(b)(c)
Series Reg S
6.65%, due 4/22/24	1,014,000	58,812
Series Reg S
6.85%, due 3/23/27	1,000,000	57,040
		115,852
Mexico 5.1%
Comision Federal de Electricidad
Series Reg S
3.875%, due 7/26/33	500,000	385,800
Series Reg S
4.677%, due 2/9/51	700,000	471,982
Mexico Government Bond
3.50%, due 2/12/34	500,000	429,415
3.75%, due 4/19/71	1,000,000	678,063
3.771%, due 5/24/61	800,000	550,903
5.75%, due 10/12/10	700,000	622,946
		3,139,109
	Principal Amount	Value

Montenegro 1.0%
Montenegro Government Bond
Series Reg S
2.875%, due 12/16/27	EUR 700,000	$ 619,631
Morocco 1.1%
Morocco Government Bond
Series Reg S
5.95%, due 3/8/28	$ 340,000	348,085
Series Reg S
6.50%, due 9/8/33	300,000	310,760
		658,845
Nigeria 2.4%
Nigeria Government Bond
Series Reg S
7.625%, due 11/21/25	500,000	452,175
Series Reg S
7.625%, due 11/28/47	500,000	310,904
Series Reg S
7.875%, due 2/16/32	1,000,000	737,500
		1,500,579
Oman 1.0%
Oman Government Bond
Series Reg S
6.75%, due 10/28/27	600,000	631,955
Panama 5.0%
Aeropuerto Internacional de Tocumen SA
Series Reg S
5.125%, due 8/11/61	727,000	559,645
Panama Government Bond
3.87%, due 7/23/60	500,000	333,800
4.50%, due 4/1/56	400,000	302,728
4.50%, due 1/19/63	800,000	588,536
6.40%, due 2/14/35	1,000,000	1,057,316
9.375%, due 4/1/29	200,000	243,804
		3,085,829
Papua New Guinea 0.8%
Papua New Guinea Government Bond
Series Reg S
8.375%, due 10/4/28	525,000	466,198
Peru 1.9%
Peru Government Bond
3.23%, due 7/28/21	600,000	365,021

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Candriam Emerging Markets Debt Fund

	Principal Amount	Value
Foreign Government Bonds (continued)
Peru (continued)
Peru Government Bond (continued)
3.60%, due 1/15/72	$ 400,000	$ 274,403
6.55%, due 3/14/37	500,000	556,372
		1,195,796
Philippines 0.7%
Philippine Government Bond
4.20%, due 3/29/47	500,000	437,523
Poland 2.6%
Poland Government Bond
Series Reg S
3.875%, due 2/14/33	EUR 800,000	869,931
Series Reg S
4.25%, due 2/14/43	500,000	532,444
5.50%, due 4/4/53	$ 175,000	181,151
		1,583,526
Republic of North Macedonia 0.3%
North Macedonia Government Bond
Series Reg S
6.96%, due 3/13/27	EUR 183,000	204,168
Republic Of Serbia 0.8%
Serbia Government Bond
Series Reg S
6.25%, due 5/26/28	$ 200,000	204,040
Series Reg S
6.50%, due 9/26/33	300,000	304,141
		508,181
Republic of the Congo 0.9%
Congo Government Bond
Series Reg S
6.00%, due 6/30/29 (d)	669,750	567,345
Romania 5.2%
Romanian Government Bond
Series Reg S
3.00%, due 2/14/31	300,000	250,230
Series Reg S
5.125%, due 6/15/48	900,000	756,000
Series Reg S
5.25%, due 11/25/27	600,000	593,340
	Principal Amount	Value

Romania (continued)
Romanian Government Bond (continued)
Series Reg S
6.00%, due 5/25/34	$ 1,600,000	$ 1,586,432
		3,186,002
Saudi Arabia 0.6%
Saudi Government Bond
Series Reg S
3.45%, due 2/2/61	500,000	358,150
Senegal 2.4%
Senegal Government Bond
Series Reg S
5.375%, due 6/8/37	EUR 1,358,000	947,209
Series Reg S
6.25%, due 5/23/33 (e)	$ 642,000	504,021
		1,451,230
South Africa 2.8%
South Africa Government Bond
4.30%, due 10/12/28	500,000	448,385
5.75%, due 9/30/49	250,000	179,044
5.875%, due 4/20/32	800,000	725,600
7.30%, due 4/20/52	450,000	383,141
		1,736,170
Sri Lanka 1.3%
Sri Lanka Government Bond (a)(c)
Series Reg S
6.20%, due 5/11/27	600,000	196,748
Series Reg S
6.825%, due 7/18/26	1,150,000	402,011
Series Reg S
7.55%, due 3/28/30	650,000	213,154
		811,913
Tajikistan 0.3%
Tajiskistan Government Bond
Series Reg S
7.125%, due 9/14/27	202,000	156,085
Tunisia 1.0%
Tunisian Republic
Series Reg S
5.625%, due 2/17/24	EUR 300,000	223,135
Series Reg S
5.75%, due 1/30/25	$ 800,000	409,365
		632,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Ukraine 1.2%
NPC Ukrenergo
Series Reg S
6.875%, due 11/9/28 (a)(b)(c)	$ 1,150,000	$ 184,000
State Agency of Roads of Ukraine
Series Reg S
6.25%, due 6/24/30 (a)(b)(c)	2,227,000	356,632
Ukraine Government Bond
Series Reg S
7.253%, due 3/15/35 (a)(b)(c)	1,300,000	213,148
		753,780
United Arab Emirates 0.8%
Finance Department Government of Sharjah
Series Reg S
4.00%, due 7/28/50	800,000	519,000
Venezuela 0.9%
Petroleos de Venezuela SA (a)(b)(c)
Series Reg S
6.00%, due 5/16/24	2,500,000	81,250
Series Reg S
6.00%, due 11/15/26 (g)	2,500,000	71,250
Venezuela Government Bond
Series Reg S
9.25%, due 5/7/28 (a)(b)(c)	4,095,000	409,500
		562,000
Zambia 1.3%
Zambia Government Bond
Series Reg S
8.97%, due 7/30/27 (a)(c)	1,700,000	785,740
Total Foreign Government Bonds (Cost $63,164,533)		49,428,263
Total Long-Term Bonds (Cost $71,124,131)		56,040,569

	Shares	Value
Short-Term Investment 3.6%
Unaffiliated Investment Company 3.6%
United States 3.6%
Invesco Government & Agency Portfolio, 4.857% (h)(i)	2,257,042	$ 2,257,042
Total Short-Term Investment (Cost $2,257,042)		2,257,042
Total Investments (Cost $73,381,173)	94.5%	58,297,611
Other Assets, Less Liabilities	5.5	3,362,155
Net Assets	100.0%	$ 61,659,766

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Issue in default.
(b)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $1,529,132, which represented 2.5% of the Fund’s net assets.
(c)	Issue in non-accrual status.
(d)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(e)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $2,192,173. The Fund received cash collateral with a value of $2,257,042. (See Note 2(J))
(f)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(g)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.
(h)	Current yield as of April 30, 2023.
(i)	Represents a security purchased with cash collateral received for securities on loan.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Candriam Emerging Markets Debt Fund

Foreign Currency Forward Contracts
As of April 30, 2023, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)[2]
USD	549,920	EUR	500,000	Barclays Capital	5/17/23	$ (1,552)
USD	1,612,850	EUR	1,500,000	JPMorgan Chase Bank N.A.	5/17/23	(41,565)
USD	3,488,659	EUR	3,200,000	JPMorgan Chase Bank N.A.	5/17/23	(40,759)
Total Unrealized Depreciation						$ (83,876)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
2.	As of April 30, 2023, cash in the amount of $270,000 was on deposit with a broker or forward commission merchant for forward transactions.
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 5 Year Notes	157	June 2023	$ 17,202,192	$ 17,229,524	$ 27,332
Short Contracts
Euro-Bund	(23)	June 2023	(3,375,221)	(3,435,592)	(60,371)
Net Unrealized Depreciation					$ (33,039)

1.	As of April 30, 2023, cash in the amount of $432,387 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.

Abbreviation(s):
EUR—Euro
USD—United States Dollar
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 6,612,306	$ —	$ 6,612,306
Foreign Government Bonds	—	49,428,263	—	49,428,263
Total Long-Term Bonds	—	56,040,569	—	56,040,569
Short-Term Investment
Unaffiliated Investment Company	2,257,042	—	—	2,257,042
Total Investments in Securities	2,257,042	56,040,569	—	58,297,611
Other Financial Instruments
Futures Contracts (b)	27,332	—	—	27,332
Total Investments in Securities and Other Financial Instruments	$ 2,284,374	$ 56,040,569	$ —	$ 58,324,943
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (83,876)	$ —	$ (83,876)
Futures Contracts	(60,371)	—	—	(60,371)
Total Other Financial Instruments	$ (60,371)	$ (83,876)	$ —	$ (144,247)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Candriam Emerging Markets Debt Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $73,381,173) including securities on loan of $2,192,173	$ 58,297,611
Cash	2,724,950
Cash denominated in foreign currencies (identified cost $88,566)	89,406
Cash collateral on deposit at broker for futures contracts	432,387
Cash collateral on deposit at broker for forward contracts	270,000
Due from custodian	286,312
Receivables:
Variation margin on futures contracts	1,742,680
Interest	878,753
Fund shares sold	58,286
Investment securities sold	11,160
Securities lending	1,798
Other assets	52,364
Total assets	64,845,707
Liabilities
Cash collateral received for securities on loan	2,257,042
Payables:
Investment securities purchased	646,557
Fund shares redeemed	60,048
Professional fees	31,354
Transfer agent (See Note 3)	29,696
Manager (See Note 3)	19,882
Shareholder communication	16,828
Custodian	13,817
NYLIFE Distributors (See Note 3)	12,891
Trustees	56
Accrued expenses	6,679
Distributions payable	7,215
Unrealized depreciation on foreign currency forward contracts	83,876
Total liabilities	3,185,941
Net assets	$ 61,659,766
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 84,609
Additional paid-in-capital	109,303,332
109,387,941
Total distributable earnings (loss)	(47,728,175)
Net assets	$ 61,659,766
Class A
Net assets applicable to outstanding shares	$47,545,788
Shares of beneficial interest outstanding	6,532,726
Net asset value per share outstanding	$ 7.28
Maximum sales charge (4.50% of offering price)	0.34
Maximum offering price per share outstanding	$ 7.62
Investor Class
Net assets applicable to outstanding shares	$ 9,014,841
Shares of beneficial interest outstanding	1,223,869
Net asset value per share outstanding	$ 7.37
Maximum sales charge (4.00% of offering price)	0.31
Maximum offering price per share outstanding	$ 7.68
Class B
Net assets applicable to outstanding shares	$ 366,882
Shares of beneficial interest outstanding	51,618
Net asset value and offering price per share outstanding	$ 7.11
Class C
Net assets applicable to outstanding shares	$ 1,084,084
Shares of beneficial interest outstanding	152,251
Net asset value and offering price per share outstanding	$ 7.12
Class I
Net assets applicable to outstanding shares	$ 3,648,171
Shares of beneficial interest outstanding	500,432
Net asset value and offering price per share outstanding	$ 7.29

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 2,151,990
Securities lending, net	12,623
Total income	2,164,613
Expenses
Manager (See Note 3)	223,117
Transfer agent (See Note 3)	81,663
Distribution/Service—Class A (See Note 3)	61,475
Distribution/Service—Investor Class (See Note 3)	11,417
Distribution/Service—Class B (See Note 3)	2,035
Distribution/Service—Class C (See Note 3)	6,173
Professional fees	44,095
Registration	39,081
Custodian	19,896
Shareholder communication	1,003
Trustees	807
Miscellaneous	2,794
Total expenses before waiver/reimbursement	493,556
Expense waiver/reimbursement from Manager (See Note 3)	(100,349)
Reimbursement from prior custodian(a)	(127)
Net expenses	393,080
Net investment income (loss)	1,771,533
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(3,472,572)
Futures transactions	158,689
Foreign currency transactions	43,113
Foreign currency forward transactions	(65,950)
Net realized gain (loss)	(3,336,720)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	7,702,740
Futures contracts	(34,263)
Foreign currency forward contracts	(83,876)
Translation of other assets and liabilities in foreign currencies	14,026
Net change in unrealized appreciation (depreciation)	7,598,627
Net realized and unrealized gain (loss)	4,261,907
Net increase (decrease) in net assets resulting from operations	$ 6,033,440

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Candriam Emerging Markets Debt Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 1,771,533	$ 3,647,283
Net realized gain (loss)	(3,336,720)	(13,154,988)
Net change in unrealized appreciation (depreciation)	7,598,627	(13,895,370)
Net increase (decrease) in net assets resulting from operations	6,033,440	(23,403,075)
Distributions to shareholders:
Class A	(1,856,162)	(3,612,534)
Investor Class	(314,037)	(549,300)
Class B	(13,935)	(37,561)
Class C	(42,123)	(107,128)
Class I	(147,972)	(237,169)
	(2,374,229)	(4,543,692)
Distributions to shareholders from return of capital:
Class A	—	(277,063)
Investor Class	—	(42,129)
Class B	—	(2,881)
Class C	—	(8,216)
Class I	—	(18,190)
	—	(348,479)
Total distributions to shareholders	(2,374,229)	(4,892,171)
Capital share transactions:
Net proceeds from sales of shares	10,548,270	12,957,410
Net asset value of shares issued to shareholders in reinvestment of distributions	2,270,893	4,663,688
Cost of shares redeemed	(16,962,984)	(31,448,175)
Increase (decrease) in net assets derived from capital share transactions	(4,143,821)	(13,827,077)
Net increase (decrease) in net assets	(484,610)	(42,122,323)
Net Assets
Beginning of period	62,144,376	104,266,699
End of period	$ 61,659,766	$ 62,144,376
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.88	$ 9.73	$ 9.81	$ 10.46	$ 9.71	$ 10.88
Net investment income (loss) (a)	0.20	0.38	0.36	0.47	0.49	0.45
Net realized and unrealized gain (loss)	0.47	(2.73)	0.04	(0.67)	0.76	(1.19)
Total from investment operations	0.67	(2.35)	0.40	(0.20)	1.25	(0.74)
Less distributions:
From net investment income	(0.27)	(0.46)	(0.48)	(0.45)	(0.50)	(0.43)
Return of capital	—	(0.04)	—	—	—	—
Total distributions	(0.27)	(0.50)	(0.48)	(0.45)	(0.50)	(0.43)
Net asset value at end of period	$ 7.28	$ 6.88	$ 9.73	$ 9.81	$ 10.46	$ 9.71
Total investment return (b)	9.80%	(24.93)%	4.00%	(1.80)%	13.05%	(6.95)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.64%††	4.53%	3.58%	4.70%	4.78%	4.36%
Net expenses (c)	1.15%††	1.15%	1.16%	1.17%	1.23%	1.26%
Expenses (before waiver/reimbursement) (c)	1.46%††	1.36%	1.31%	1.33%	1.26%	1.26%
Portfolio turnover rate	80%	116%	112%	102%	102%	44%
Net assets at end of period (in 000’s)	$ 47,546	$ 48,053	$ 81,092	$ 82,874	$ 93,472	$ 86,452

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.96	$ 9.84	$ 9.91	$ 10.57	$ 9.80	$ 10.98
Net investment income (loss) (a)	0.19	0.35	0.33	0.44	0.47	0.43
Net realized and unrealized gain (loss)	0.47	(2.77)	0.04	(0.68)	0.77	(1.20)
Total from investment operations	0.66	(2.42)	0.37	(0.24)	1.24	(0.77)
Less distributions:
From net investment income	(0.25)	(0.43)	(0.44)	(0.42)	(0.47)	(0.41)
Return of capital	—	(0.03)	—	—	—	—
Total distributions	(0.25)	(0.46)	(0.44)	(0.42)	(0.47)	(0.41)
Net asset value at end of period	$ 7.37	$ 6.96	$ 9.84	$ 9.91	$ 10.57	$ 9.80
Total investment return (b)	9.57%	(25.27)%	3.70%	(2.20)%	12.82%	(7.18)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%††	4.14%	3.21%	4.38%	4.50%	4.15%
Net expenses (c)	1.64%††	1.56%	1.53%	1.49%	1.52%	1.47%
Expenses (before waiver/reimbursement) (c)	1.97%††	1.78%	1.70%	1.66%	1.56%	1.49%
Portfolio turnover rate	80%	116%	112%	102%	102%	44%
Net assets at end of period (in 000's)	$ 9,015	$ 8,670	$ 12,806	$ 13,801	$ 16,024	$ 15,911

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Candriam Emerging Markets Debt Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.72	$ 9.52	$ 9.61	$ 10.26	$ 9.52	$ 10.69
Net investment income (loss) (a)	0.16	0.27	0.24	0.36	0.38	0.34
Net realized and unrealized gain (loss)	0.46	(2.67)	0.04	(0.66)	0.75	(1.18)
Total from investment operations	0.62	(2.40)	0.28	(0.30)	1.13	(0.84)
Less distributions:
From net investment income	(0.23)	(0.37)	(0.37)	(0.35)	(0.39)	(0.33)
Return of capital	—	(0.03)	—	—	—	—
Total distributions	(0.23)	(0.40)	(0.37)	(0.35)	(0.39)	(0.33)
Net asset value at end of period	$ 7.11	$ 6.72	$ 9.52	$ 9.61	$ 10.26	$ 9.52
Total investment return (b)	9.21%	(25.85)%	2.87%	(2.91)%	12.04%	(7.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.40%††	3.31%	2.49%	3.66%	3.76%	3.37%
Net expenses (c)	2.39%††	2.31%	2.28%	2.24%	2.27%	2.22%
Expenses (before waiver/reimbursement) (c)	2.72%††	2.52%	2.45%	2.40%	2.31%	2.24%
Portfolio turnover rate	80%	116%	112%	102%	102%	44%
Net assets at end of period (in 000’s)	$ 367	$ 426	$ 1,129	$ 1,789	$ 2,663	$ 3,660

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.74	$ 9.54	$ 9.63	$ 10.27	$ 9.54	$ 10.70
Net investment income (loss) (a)	0.16	0.27	0.25	0.36	0.38	0.35
Net realized and unrealized gain (loss)	0.45	(2.67)	0.03	(0.66)	0.74	(1.18)
Total from investment operations	0.61	(2.40)	0.28	(0.30)	1.12	(0.83)
Less distributions:
From net investment income	(0.23)	(0.37)	(0.37)	(0.34)	(0.39)	(0.33)
Return of capital	—	(0.03)	—	—	—	—
Total distributions	(0.23)	(0.40)	(0.37)	(0.34)	(0.39)	(0.33)
Net asset value at end of period	$ 7.12	$ 6.74	$ 9.54	$ 9.63	$ 10.27	$ 9.54
Total investment return (b)	9.20%	(25.90)%	2.87%	(2.81)%	11.91%	(7.88)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.41%††	3.31%	2.52%	3.68%	3.78%	3.39%
Net expenses (c)	2.39%††	2.31%	2.28%	2.24%	2.27%	2.22%
Expenses (before waiver/reimbursement) (c)	2.72%††	2.52%	2.45%	2.40%	2.31%	2.24%
Portfolio turnover rate	80%	116%	112%	102%	102%	44%
Net assets at end of period (in 000’s)	$ 1,084	$ 1,358	$ 3,511	$ 6,365	$ 11,150	$ 19,246

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 6.89	$ 9.75	$ 9.82	$ 10.48	$ 9.72	$ 10.90
Net investment income (loss) (a)	0.22	0.40	0.39	0.51	0.52	0.48
Net realized and unrealized gain (loss)	0.46	(2.74)	0.05	(0.69)	0.76	(1.20)
Total from investment operations	0.68	(2.34)	0.44	(0.18)	1.28	(0.72)
Less distributions:
From net investment income	(0.28)	(0.48)	(0.51)	(0.48)	(0.52)	(0.46)
Return of capital	—	(0.04)	—	—	—	—
Total distributions	(0.28)	(0.52)	(0.51)	(0.48)	(0.52)	(0.46)
Net asset value at end of period	$ 7.29	$ 6.89	$ 9.75	$ 9.82	$ 10.48	$ 9.72
Total investment return (b)	9.95%	(24.75)%	4.42%	(1.59)%	13.46%	(6.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.94%††	4.89%	3.86%	5.09%	4.99%	4.60%
Net expenses (c)	0.85%††	0.85%	0.85%	0.85%	0.94%	1.01%
Expenses (before waiver/reimbursement) (c)	1.21%††	1.12%	1.06%	1.07%	1.01%	1.01%
Portfolio turnover rate	80%	116%	112%	102%	102%	44%
Net assets at end of period (in 000’s)	$ 3,648	$ 3,637	$ 5,729	$ 6,687	$ 17,100	$ 10,428

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Candriam Emerging Markets Debt Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Candriam Emerging Markets Debt Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	August 31, 2007
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek total return.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on

25

Notes to Financial Statements (Unaudited) (continued)
an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.

26	MainStay Candriam Emerging Markets Debt Fund

Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least
27

Notes to Financial Statements (Unaudited) (continued)
monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2023, is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of

28	MainStay Candriam Emerging Markets Debt Fund

investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Fund's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(I) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the
29

Notes to Financial Statements (Unaudited) (continued)
Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(K) High Yield and General Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund’s principal investments include high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market economic or political conditions, these securities may experience higher than normal default rates.
(L) Foreign Securities Risk and Emerging Markets Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The risks related to investing in foreign securities are generally greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets. The risks of investing in emerging markets include the risks of illiquidity, increased price volatility, smaller market capitalizations, less government regulation, less extensive and less frequent accounting, financial and other reporting requirements, loss resulting from problems in share registration and custody, substantial economic and political disruptions and the nationalization of foreign deposits or assets.
(M) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(N) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(O) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities as well as help manage the duration and yield curve positioning of the portfolio.
The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates.

30	MainStay Candriam Emerging Markets Debt Fund

Fair value of derivative instruments as of April 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$27,332	$27,332
Total Fair Value	$27,332	$27,332

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(60,371)	$ (60,371)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(83,876)	—	(83,876)
Total Fair Value	$(83,876)	$(60,371)	$(144,247)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$158,689	$158,689
Forward Contracts	(65,950)	—	(65,950)
Total Net Realized Gain (Loss)	$(65,950)	$158,689	$ 92,739

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(34,263)	$ (34,263)
Forward Contracts	(83,876)	—	(83,876)
Total Net Change in Unrealized Appreciation (Depreciation)	$(83,876)	$(34,263)	$(118,139)

Average Notional Amount	Total
Futures Contracts Long (a)	$13,991,788
Futures Contracts Short (a)	$ (2,935,717)
Forward Contracts Short (a)	$ (5,027,251)

(a)	Positions were open five months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Candriam (the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Candriam, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.70% to $500 million and 0.65% in excess of $500 million. During the six-month period ended April 30, 2023, the effective management fee rate was 0.70% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 1.15% and Class I, 0.85%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class A shares waiver/reimbursement to the Investor Class, Class B and Class C shares. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $223,117 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $100,349 and paid the Subadvisor fees in the amount of $62,157.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the
31

Notes to Financial Statements (Unaudited) (continued)
calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $2,001 and $308, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class B and Class C shares during the six-month period ended April 30, 2023, of $2 and $5, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$41,603	$ —
Investor Class	31,232	(1,311)
Class B	1,393	(60)
Class C	4,228	(182)
Class I	3,207	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$73,632,199	$214,407	$(15,548,995)	$(15,334,588)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $25,637,821, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$10,358	$15,280

32	MainStay Candriam Emerging Markets Debt Fund

During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$4,543,692
Return of Capital	348,479
Total	$4,892,171
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $45,850 and $51,145, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,403,685	$ 10,207,797
Shares issued to shareholders in reinvestment of distributions	241,644	1,760,830
Shares redeemed	(2,120,514)	(15,480,843)
Net increase (decrease) in shares outstanding before conversion	(475,185)	(3,512,216)
Shares converted into Class A (See Note 1)	31,743	230,702
Shares converted from Class A (See Note 1)	(8,487)	(62,296)
Net increase (decrease)	(451,929)	$ (3,343,810)
Year ended October 31, 2022:
Shares sold	1,316,634	$ 10,780,850
Shares issued to shareholders in reinvestment of distributions	441,165	3,682,467
Shares redeemed	(3,131,520)	(25,516,770)
Net increase (decrease) in shares outstanding before conversion	(1,373,721)	(11,053,453)
Shares converted into Class A (See Note 1)	26,691	222,143
Shares converted from Class A (See Note 1)	(813)	(7,369)
Net increase (decrease)	(1,347,843)	$(10,838,679)

33

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	8,189	$ 60,525
Shares issued to shareholders in reinvestment of distributions	41,914	309,132
Shares redeemed	(66,843)	(495,977)
Net increase (decrease) in shares outstanding before conversion	(16,740)	(126,320)
Shares converted into Investor Class (See Note 1)	13,437	99,382
Shares converted from Investor Class (See Note 1)	(18,514)	(135,500)
Net increase (decrease)	(21,817)	$ (162,438)
Year ended October 31, 2022:
Shares sold	24,505	$ 206,699
Shares issued to shareholders in reinvestment of distributions	69,037	581,267
Shares redeemed	(155,502)	(1,297,451)
Net increase (decrease) in shares outstanding before conversion	(61,960)	(509,485)
Shares converted into Investor Class (See Note 1)	21,430	177,592
Shares converted from Investor Class (See Note 1)	(15,482)	(131,527)
Net increase (decrease)	(56,012)	$ (463,420)

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	95	$ 674
Shares issued to shareholders in reinvestment of distributions	1,843	13,109
Shares redeemed	(3,827)	(27,154)
Net increase (decrease) in shares outstanding before conversion	(1,889)	(13,371)
Shares converted from Class B (See Note 1)	(9,876)	(70,533)
Net increase (decrease)	(11,765)	$ (83,904)
Year ended October 31, 2022:
Shares sold	1,003	$ 8,854
Shares issued to shareholders in reinvestment of distributions	4,123	34,222
Shares redeemed	(36,379)	(276,405)
Net increase (decrease) in shares outstanding before conversion	(31,253)	(233,329)
Shares converted from Class B (See Note 1)	(23,894)	(189,763)
Net increase (decrease)	(55,147)	$ (423,092)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,874	$ 27,631
Shares issued to shareholders in reinvestment of distributions	5,907	42,071
Shares redeemed	(38,424)	(274,329)
Net increase (decrease) in shares outstanding before conversion	(28,643)	(204,627)
Shares converted from Class C (See Note 1)	(20,761)	(147,044)
Net increase (decrease)	(49,404)	$ (351,671)
Year ended October 31, 2022:
Shares sold	11,855	$ 96,489
Shares issued to shareholders in reinvestment of distributions	13,736	114,445
Shares redeemed	(182,507)	(1,497,503)
Net increase (decrease) in shares outstanding before conversion	(156,916)	(1,286,569)
Shares converted from Class C (See Note 1)	(9,547)	(78,445)
Net increase (decrease)	(166,463)	$ (1,365,014)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	34,565	$ 251,643
Shares issued to shareholders in reinvestment of distributions	19,969	145,751
Shares redeemed	(93,639)	(684,681)
Net increase (decrease) in shares outstanding before conversion	(39,105)	(287,287)
Shares converted into Class I (See Note 1)	11,803	85,289
Net increase (decrease)	(27,302)	$ (201,998)
Year ended October 31, 2022:
Shares sold	238,664	$ 1,864,518
Shares issued to shareholders in reinvestment of distributions	30,376	251,287
Shares redeemed	(329,923)	(2,860,046)
Net increase (decrease) in shares outstanding before conversion	(60,883)	(744,241)
Shares converted into Class I (See Note 1)	812	7,369
Net increase (decrease)	(60,071)	$ (736,872)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate

34	MainStay Candriam Emerging Markets Debt Fund

changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Candriam Emerging Markets Debt Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Candriam with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Candriam in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Candriam in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Candriam that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Candriam personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Candriam; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Candriam; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Candriam with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

36	MainStay Candriam Emerging Markets Debt Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Candriam.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Candriam resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Candriam
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Candriam, evaluating the performance of Candriam, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Candriam and ongoing analysis of, and interactions with, Candriam with respect to, among other things, the Fund’s investment performance and risks as well as Candriam’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Candriam provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated Candriam’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Candriam’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Candriam. The Board considered New York Life Investments’ and Candriam’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Candriam and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered Candriam’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Candriam regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In addition, the Board considered any specific actions that New York Life Investments or Candriam had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.  In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the one-, three-, five- and ten-year periods ended July 31, 2022.  The Board considered its discussions with representatives from New York Life Investments and Candriam regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Candriam
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund as well as the MainStay Group of Funds.  Because Candriam is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and Candriam in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Candriam and profits realized by New York Life Investments and its affiliates, including Candriam, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including Candriam’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and Candriam and acknowledged that New York Life Investments and Candriam must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Candriam to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund, including reputational and other indirect benefits. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.

38	MainStay Candriam Emerging Markets Debt Fund

The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including Candriam, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including Candriam, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Candriam is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Candriam on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other
39

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
40	MainStay Candriam Emerging Markets Debt Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
41

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
42	MainStay Candriam Emerging Markets Debt Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022300MS043-23	MSCEMD10-06/23
(NYLIM) NL218

MainStay Income Builder Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	1/3/1995	4.45%	-3.20%	2.71%	4.19%	1.02%
		Excluding sales charges		7.68	-0.21	3.88	4.78	1.02
Investor Class Shares[4]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	4.86	-2.91	2.53	4.01	1.20
		Excluding sales charges		7.55	-0.42	3.70	4.60	1.20
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	12/29/1987	2.14	-6.03	2.58	3.82	1.95
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		7.14	-1.17	2.93	3.82	1.95
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	6.16	-2.15	2.92	3.82	1.95
	if Redeemed Within One Year of Purchase	Excluding sales charges		7.16	-1.18	2.92	3.82	1.95
Class I Shares	No Sales Charge		1/2/2004	7.78	-0.01	4.13	5.04	0.77
Class R2 Shares	No Sales Charge		2/27/2015	7.60	-0.35	3.78	3.50	1.12
Class R3 Shares	No Sales Charge		2/29/2016	7.44	-0.61	3.50	5.08	1.37
Class R6 Shares	No Sales Charge		2/28/2018	7.83	0.07	4.23	4.06	0.68
SIMPLE Class Shares	No Sales Charge		8/31/2020	7.42	-0.65	N/A	1.43	1.38

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to November 4, 2019, the maximum initial sales charge applicable was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 3.00%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI World Index (Net)[2]	12.26%	3.18%	8.14%	8.71%
Bloomberg U.S. Aggregate Bond Index[3]	6.91	-0.43	1.18	1.32
Blended Benchmark Index[4]	10.14	1.99	5.65	5.94
Morningstar Global Allocation Category Average[5]	8.65	-0.75	3.26	3.94

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The MSCI World Index (Net) is the Fund's primary broad-based securities market index for comparison purposes. The MSCI World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets.
3.	The Fund has selected the Bloomberg U.S. Aggregate Bond Index as a secondary benchmark. The Bloomberg U.S. Aggregate Bond Index measures performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
4.	The Fund has selected the Blended Benchmark Index as an additional benchmark. The Blended Benchmark Index consists of the 60% MSCI World Index and 40% of the Bloomberg U.S. Aggregate Bond Index, respectively.
5.	Morningstar Global Allocation Category Average funds seek to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. While these funds do explore the whole world, most of them focus on the U.S., Canada, Japan, and the larger markets in Europe. It is rare for such funds to invest more than 10% of their assets in emerging markets. These funds typically have at least 10% of assets in bonds, less than 70% of assets in stocks, and at least 40% of assets in non-U.S. stocks or bonds.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Income Builder Fund

Cost in Dollars of a $1,000 Investment in MainStay Income Builder Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,076.80	$ 5.30	$1,019.69	$ 5.16	1.03%
Investor Class Shares	$1,000.00	$1,075.50	$ 6.54	$1,018.50	$ 6.36	1.27%
Class B Shares	$1,000.00	$1,071.40	$10.43	$1,014.73	$10.14	2.03%
Class C Shares	$1,000.00	$1,071.60	$10.43	$1,014.73	$10.14	2.03%
Class I Shares	$1,000.00	$1,077.80	$ 4.02	$1,020.93	$ 3.91	0.78%
Class R2 Shares	$1,000.00	$1,076.00	$ 5.82	$1,019.19	$ 5.66	1.13%
Class R3 Shares	$1,000.00	$1,074.40	$ 7.10	$1,017.95	$ 6.90	1.38%
Class R6 Shares	$1,000.00	$1,078.30	$ 3.56	$1,021.37	$ 3.46	0.69%
SIMPLE Class Shares	$1,000.00	$1,074.20	$ 7.25	$1,017.80	$ 7.05	1.41%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 13 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	GNMA, (zero coupon)-7.993%, due 8/20/49–4/20/53
2.	U.S. Treasury Bonds, 3.875%, due 2/15/43
3.	UMBS, 30 Year, 3.50%-6.00%, due 8/1/48–3/1/53
4.	FHLMC STACR REMIC Trust, 6.665%-8.565%, due 8/25/33–12/25/50
5.	FNMA, (zero coupon)-10.77%, due 7/25/29–3/25/60
6.	Microsoft Corp.
7.	Broadcom, Inc.
8.	Analog Devices, Inc.
9.	Apple, Inc.
10.	JPMorgan Chase & Co.

8	MainStay Income Builder Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Jae S. Yoon, CFA, and Jonathan Swaney of New York Life Investment Management LLC, the Fund’s Manager; Stephen R. Cianci, CFA,1 and Neil Moriarty III, of MacKay Shields LLC, the Subadvisor for the fixed-income portion of the Fund; and William W. Priest, CFA, Michael A. Welhoelter, CFA, John Tobin, PhD, CFA, and Kera Van Valen, CFA, of Epoch Investment Partners, Inc., the Subadvisor for the equity portion of the Fund.
How did MainStay Income Builder Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Income Builder Fund returned 7.78%, underperforming the 12.26% return of the Fund’s primary benchmark, the MSCI World Index (Net). Over the same period, Class I shares outperformed the 6.91% return of the Bloomberg U.S. Aggregate Bond Index, which is the Fund’s secondary benchmark, and underperformed the 10.14% return of the Blended Benchmark Index, which is an additional benchmark of the Fund. For six months ended April 30, 2023, Class I shares of the Fund underperformed the 8.65% return of the Morningstar Global Allocation Category Average.2
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
In the first part of the reporting period, equity markets rose on more speculation of a downshift in central bank rate hiking, and momentum was sustained by softer-than-expected U.S. October Consumer Price Index numbers. As expected, the U.S. Federal Reserve raised rates by 50 bps (basis points) instead of 75 bps in December, although stocks faded into year-end with recession concerns as an overhang. (A basis point is one one-hundredth of a percentage point.) Value-oriented shares led the quarter's rally handily, underpinning a continued rotation and investor preference for strong business fundamentals, as monetary conditions, while tightening more slowly, remain firmly restrictive. A steep, growth-led rally kicked off 2023, driven by disinflation and the perceived increasing likelihood of an economic soft landing. Better-than-expected January U.S. Producer Price Index numbers and a reassessment upward of peak-rate expectations cooled sentiment in February, reversing the bull run. The end of the reporting period was defined by the collapse of Silicon Valley Bank, Signature Bank and Credit Suisse, and intense scrutiny of the banking industry. While the crisis prompted significant outflows from the financials sector, it also accelerated a rally in mega-cap technology-related stocks that buoyed markets, with investor positioning signaling broad expectations for a dovish pivot by central banks in response to systemic risk in the banking system.
Despite the volatility prevalent throughout the reporting period, fixed-income markets, in general, posted solid gains. The primary drivers were optimism regarding a possible slowdown, if not outright pause, in central bank tightening programs, coupled with hopes of a soft landing.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
During the reporting period, the fixed-income portion of the Fund used U.S. Treasury futures as an overall adjustment to its duration3 and yield curve4 positioning. On a stand-alone absolute basis, these investments detracted from the Fund's overall returns.
What factors affected relative performance in the equity portion of the Fund during the reporting period?
The equity portion of the Fund underperformed the MSCI World Index (Net) primarily due to the negative impact of security selection in the financials, information technology and consumer discretionary sectors. Conversely, stock selection in energy and health care made positive contributions to relative results. (Contributions take weightings and total returns into account.)
During the reporting period, which sectors and countries were the strongest positive contributors to the relative performance of the equity portion of the Fund and which sectors and countries were particularly weak?
As mentioned above, the strongest contributions to the Fund’s relative performance from a sector perspective came from energy and health care, while the weakest contributions came from financials, information technology and consumer discretionary. In terms of countries, Germany and France made the strongest contributions, while the United States and Japan were the most significant detractors.
During the reporting period, which individual stocks made the strongest positive contributions to absolute performance in the equity portion of the Fund and which stocks detracted the most?
Top contributors to the Fund’s absolute performance during the reporting period included U.S.-based microprocessor maker

1.	Effective May 9, 2023, Stephen R. Cianci no longer serves as a portfolio manager of the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
9

Analog Devices and German-based telecommunications services provider Deutsche Telekom.
Analog Devices is a developer of analog integrated circuits and digital signal processors. The company has a history of technological innovation and driving sales into adjacent markets. Shares rose, along with those of most other semiconductor companies, as investors looked past the current industry inventory digestion to a potential rebound in the second half of 2023. Analog Devices has bucked the trend in slack industry demand due to its industrial and automotive exposure. The company has a history of returning cash to shareholders through a combination of dividends, share repurchases and debt reduction.
Deutsche Telekom is Germany’s largest telecommunication services provider and one of the largest in the United States, with additional operations in greater Europe. Shares outperformed due to a combination of sustained European growth, including industry-leading results in Germany, and outperformance at T-Mobile. The company’s U.S. operations gained share, and cash flow began inflecting higher as integration expenses from Sprint declined. The company pays a well-covered dividend and is reducing debt in the United States following its merger with Sprint.
Among the most significant detractors from the Fund’s absolute performance during the same period were regional bank KeyCorp and insurer MetLife, both based in the United States.
KeyCorp maintains branches in 15 states in the Northeast, Midwest, and Northwest United States. The company has a valuable, low-cost deposit franchise, a diversified loan portfolio and a well-capitalized balance sheet, which we believe should allow Keycorp to earn mid-teens returns on equity on a mid-cycle basis. Shares declined late in the reporting period along with banking industry peers when the failures of Silicon Valley Bank and Signature Bank caused a crisis of confidence that reverberated across the entire sector. Although the crisis may result in higher near-term funding costs and increased retained capital levels for banks, we believe KeyCorp will continue to generate strong earnings that support attractive, growing dividends. We also expect the company to direct excess capital toward share buybacks during normal economic conditions.
MetLife serves retail and commercial customers with a comprehensive offering of insurance products, including life, disability, accident & health, dental, and annuities. In addition to its U.S. operations, the company has a significant international presence in Asia, Latin America, Europe, the Middle East and Africa. Shares traded down late in the reporting period as the banking turmoil described above unsettled the financial sector, although we don't believe MetLife's business performance will be impacted by these events. MetLife has a strong regulatory capital position, pays an attractive and growing dividend, and consistently uses excess capital to repurchase shares.
What were some of the largest purchases and sales in the equity portion of the Fund during the reporting period?
New positions initiated during the reporting period included U.K.-based asset manager Schroders and digital services and hardware provider Dell Technologies.
Schroders had $979B of assets under management (AUM) as of the end of the reporting period. The company has successfully diversified its AUM such that the revenue contribution from private assets and wealth management matches that from more volatile mutual funds and institutional assets. Schroders generates growth through positive net flows in most years that offset fee compression, while the relatively longer duration of private assets and wealth management helps provide cash flow stability through difficult market conditions. The company returns cash to shareholders through an attractive, well-covered dividend.
Dell serves the infrastructure marketplace by providing servers and data storage, as well as the consumer and commercial space with personal computing hardware and peripherals. Growth is driven by an increase in data storage, processing and computing needs, and by share capture through attractive technology and pricing. The company targets a return of 40–60% cash generation back to shareholders, which is achieved through a combination of a growing dividend and periodic share repurchases. Additional cash generation is directed to slight debt reduction and tuck-in mergers and acquisitions to broaden its addressable market.
The Fund’s most significant sales during the same period included closing its entire positions in Germany-based global chemicals company BASF and Japan-based video game maker Koei Tecmo.
BASF produces commodity and specialty chemicals with broad product offerings and a diverse geographic footprint. In the coming years, continuing high European natural gas prices and elevated capital expenditures are expected to lead to compressed operating margins, declining free cash flow, inadequate dividend coverage and rising debt, prompting us to exit the Fund’s position in favor of more attractive shareholder yield names.
Koei Tecmo makes video games for the mobile, PC, Sony PlayStation, Microsoft Xbox, and Nintendo Switch markets. The company’s games have a strong following based on its proprietary internally developed intellectual property (IP). It also licenses IP from others to create games that support a repeatable software sales cycle. Repeat title sales have been lower than expected, and the company has yet to launch a hit title in China, putting into question their ability to grow cash flow. With inflationary pressures increasing the investment needed to grow outside of Japan and expand the title base, the dividend looked less assured given the company’s distribution policy. Accordingly, we chose to exit the Fund’s position in favor of other investment opportunities.
10	MainStay Income Builder Fund

How did sector and country weightings change in the equity portion of the Fund during the reporting period?
During the reporting period, the Fund’s most significant sector allocation changes included increases in information technology and real estate, and decreases in financials and industrials. The Fund's most significant country allocation changes during the reporting period were increases in France and Germany, and reductions in the United States and Denmark. The Fund’s sector and country allocations are a result of our bottom-up, fundamental investment process, and reflect the companies and securities that we confidently believe can collect and distribute sustainable, growing shareholder yield.
How was the equity portion of the Fund positioned at the end of the reporting period?
As of April 30, 2023, the equity portion of the Fund’s largest sector positions on an absolute basis included information technology, health care and financials, while the smallest sector positions were real estate and materials. Compared to the MSCI World Index (Net), the Fund’s most overweight sector allocations were to utilities, a defensive sector that is typically well-represented in the Fund, and consumer staples. The Fund’s most significantly underweight allocations were to the information technology and consumer discretionary sectors.
What factors affected the relative performance of the fixed-income portion of the Fund during the reporting period?
The Fund’s performance relative to the Bloomberg U.S. Aggregate Bond Index benefited from overweight exposure to securitized products, high-yield corporates and emerging-markets credit as credit spreads5—which represent the level of compensation to investors—tightened during the reporting period. Performance varied across the ratings spectrum, term structure and asset type. Generally speaking, longer-duration assets underperformed shorter-duration assets, lower quality outperformed higher quality within the investment-grade segment of the market, and securitized assets outperformed unsecured credit. The Fund’s relatively long duration profile during the reporting period was also beneficial to returns. Conversely, the Fund’s underweight allocation to U.S. Treasury securities detracted from relative returns.
What was the duration strategy of the fixed-income portion of the Fund during the reporting period?
During the reporting period, the fixed-income portion of the Fund generally maintained a longer duration than that of the Bloomberg U.S. Aggregate Bond Index, which had a positive impact on relative returns. As of April 30, 2023, the duration of the fixed-income portion of the Fund was 6.7 years, compared to a duration of 6.3 years for the Bloomberg U.S. Aggregate Bond Index.
During the reporting period, which sectors were the strongest positive contributors to the relative performance of the fixed-income portion of the Fund and which sectors were particularly weak?
Relative to the Bloomberg U.S. Aggregate Bond Index, the strongest positive contributors to the performance of the fixed-income portion of the Fund included securitized securities, investment-grade corporates and emerging-markets credits. Underweight exposure to U.S. Treasury securities was a drag on performance, but was offset by investments in higher-yielding spread product.6
What were some of the largest purchases and sales in the fixed-income portion of the Fund during the reporting period?
The fixed-income portion of the Fund added exposure to Georgia Power, a fully regulated utility, because we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. We favor utilities exposure due to the defensive and predictable credit nature of these issuers and their ability to perform well, particularly in a recessionary scenario. The Fund also added a position in Charter Communications, based on attractive valuation. As one of the largest cable and communications providers in the United States, we consider Charter a core high-yield holding, with solid fundamentals and relatively non-cyclical operations.
We sold the Fund’s position in Howmet Aerospace for relative value reasons. Although Howmet is a strong high-yield credit rated BB+7 on an improving trajectory, in our opinion, the valuation already fully reflected any potential future improvement. At the time of sale, Howmet traded in line with, or better than, many
5.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
6.	The term “spread product” refers to asset classes that typically trade at a spread to comparable U.S. Treasury securities.
7.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
11

low-BBB-rated8 investment-grade corporates. We also sold the Fund’s QVC holdings following a periodic credit review of the issuer. We concluded that, in light of worsening earnings trends, coupled with our cautious outlook on cyclical consumer spending, a stress event may materialize for the issuer in 2024, and likely in 2025.
How did the sector weightings of the fixed-income portion of the Fund change during the reporting period?
During the reporting period, the fixed-income portion of the Fund decreased its exposure to U.S. Treasury securities and high-yield corporate securities. During the same period, the Fund increased its exposure to residential mortgage securities and consumer asset-backed securities.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the fixed-income portion of the Fund held overweight exposure to high-grade and high-yield corporate bonds, as well as securitized product. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
8.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
12	MainStay Income Builder Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 42.7%
Asset-Backed Securities 4.5%
Automobile Asset-Backed Securities 1.4%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 840,000	$ 793,051
Series 2021-3, Class D
1.34%, due 11/15/27	1,665,000	1,556,385
Series 2020-4, Class F
5.22%, due 8/13/27	565,000	553,868
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	1,530,000	1,368,055
Series 2020-2A, Class A
2.02%, due 2/20/27	660,000	607,662
Series 2020-1A, Class A
2.33%, due 8/20/26	635,000	596,478
Series 2023-3A, Class A
5.44%, due 2/22/28	1,065,000	1,073,181
Carmax Auto Owner Trust
Series 2022-3, Class A3
3.97%, due 4/15/27	1,240,000	1,218,435
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,200,000	1,126,722
Flagship Credit Auto Trust (a)
Series 2021-1, Class D
1.27%, due 3/15/27	1,220,000	1,120,756
Series 2020-3, Class D
2.50%, due 9/15/26	580,000	544,200
Ford Credit Floorplan Master Owner Trust
Series 2018-4, Class A
4.06%, due 11/15/30	875,000	848,326
GLS Auto Receivables Issuer Trust
Series 2019-4A, Class D
4.09%, due 8/17/26 (a)	1,125,000	1,096,362
Hertz Vehicle Financing III LP
Series 2021-2A, Class D
4.34%, due 12/27/27 (a)	2,070,000	1,786,523
Hertz Vehicle Financing LLC
Series 2021-1A, Class B
1.56%, due 12/26/25 (a)	1,235,000	1,153,717
JPMorgan Chase Bank NA
Series 2020-1, Class B
0.991%, due 1/25/28 (a)	64,811	64,194
		15,507,915
	Principal Amount	Value

Home Equity Asset-Backed Securities 0.0% ‡
Equity One Mortgage Pass-Through Trust
Series 2003-3, Class AF4
5.495%, due 12/25/33 (b)	$ 7,823	$ 7,782
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
4.394% (1 Month LIBOR + 0.10%), due 3/25/47 (c)	296,855	183,843
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
5.12% (1 Month LIBOR + 0.10%), due 11/25/36 (c)	480,711	153,965
		345,590
Other Asset-Backed Securities 3.1%
American Airlines Pass-Through Trust
Series 2016-2, Class AA
3.20%, due 6/15/28	489,260	446,780
Series 2016-2, Class A
3.65%, due 6/15/28	1,136,810	991,134
AMSR Trust
Series 2020-SFR4, Class A
1.355%, due 11/17/37 (a)	2,643,000	2,409,501
British Airways Pass-Through Trust
Series 2021-1, Class A
2.90%, due 3/15/35 (United Kingdom) (a)	1,929,245	1,646,402
CF Hippolyta Issuer LLC (a)
Series 2021-1A, Class A1
1.53%, due 3/15/61	2,521,047	2,216,850
Series 2020-1, Class A1
1.69%, due 7/15/60	1,236,746	1,122,214
Series 2020-1, Class A2
1.99%, due 7/15/60	1,132,961	962,477
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	1,680,000	1,596,667
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	65,848	65,473
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	1,812,063	1,459,000
Series 2019-1A, Class A23
4.352%, due 5/20/49	400,475	379,380
FirstKey Homes Trust
Series 2020-SFR1, Class A
1.339%, due 8/17/37 (a)	2,465,220	2,255,296

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
Home Partners of America Trust (a)
Series 2021-2, Class A
1.901%, due 12/17/26	$ 660,812	$ 588,594
Series 2021-2, Class B
2.302%, due 12/17/26	1,305,718	1,165,653
Mosaic Solar Loan Trust
Series 2020-1A, Class A
2.10%, due 4/20/46 (a)	1,652,384	1,451,218
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	527,642	464,348
Series 2020-EA, Class A
1.69%, due 5/15/69	797,679	721,882
Series 2021-EA, Class B
2.03%, due 12/16/69	3,245,000	2,228,126
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	1,585,000	1,376,322
Series 2021-1, Class B1
2.41%, due 10/20/61	1,535,000	1,294,039
PFS Financing Corp.
Series 2022-D, Class A
4.27%, due 8/15/27 (a)	1,685,000	1,658,372
Progress Residential Trust (a)
Series 2021-SFR1, Class A
1.052%, due 4/17/38	1,556,542	1,379,131
Series 2020-SFR3, Class A
1.294%, due 10/17/27	1,578,462	1,443,666
Series 2021-SFR4, Class B
1.808%, due 5/17/38	1,780,000	1,581,056
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,412,125	1,112,512
U.S. Airways Pass-Through Trust
Series 2012-1, Class A
5.90%, due 10/1/24	902,109	897,746
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,415,806	1,415,534
		34,329,373
Total Asset-Backed Securities (Cost $55,516,718)		50,182,878
	Principal Amount	Value
Corporate Bonds 17.7%
Agriculture 0.1%
BAT Capital Corp.
3.734%, due 9/25/40 (United Kingdom)	$ 1,005,000	$ 721,458
BAT International Finance plc
4.448%, due 3/16/28 (United Kingdom)	615,000	590,768
		1,312,226
Airlines 0.6%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,400,000	1,374,791
5.75%, due 4/20/29	850,000	807,742
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	900,000	882,594
4.75%, due 10/20/28	2,125,000	2,063,598
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,581,000	1,578,471
		6,707,196
Auto Manufacturers 1.1%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	200,000	186,198
2.70%, due 8/10/26	940,000	833,783
4.125%, due 8/17/27	1,050,000	963,437
6.80%, due 5/12/28	730,000	730,436
6.95%, due 3/6/26	660,000	666,057
General Motors Financial Co., Inc.
2.35%, due 1/8/31	810,000	639,504
2.70%, due 6/10/31	2,015,000	1,616,734
4.30%, due 4/6/29	1,125,000	1,048,468
Hyundai Capital America
5.80%, due 4/1/30 (a)(d)	675,000	692,836
Nissan Motor Acceptance Co. LLC (a)
1.125%, due 9/16/24	1,935,000	1,799,088
1.85%, due 9/16/26	3,205,000	2,734,892
Volkswagen Group of America Finance LLC
4.60%, due 6/8/29 (Germany) (a)	840,000	822,478
		12,733,911
Banks 6.1%
Banco Santander SA
5.294%, due 8/18/27 (Spain)	1,800,000	1,792,672
Bank of America Corp. (e)
2.087%, due 6/14/29	1,690,000	1,460,419
2.496%, due 2/13/31	1,600,000	1,350,730
2.572%, due 10/20/32	1,195,000	981,284
3.384%, due 4/2/26	1,115,000	1,075,188

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Bank of America Corp. (e) (continued)
Series MM
4.30%, due 1/28/25 (f)	$ 1,424,000	$ 1,288,702
Barclays plc (United Kingdom) (c)(f)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,000,000	1,324,844
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	1,035,000	906,556
BNP Paribas SA (France) (a)
3.052%, due 1/13/31 (e)	1,170,000	1,011,870
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (c)(f)	1,450,000	1,138,105
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (c)(f)	2,090,000	1,482,646
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (c)(f)	550,000	525,250
BPCE SA (France) (a)
2.045%, due 10/19/27 (e)	1,255,000	1,109,189
5.125%, due 1/18/28	910,000	911,444
Citigroup, Inc.
3.668%, due 7/24/28 (e)	1,180,000	1,116,984
3.98%, due 3/20/30 (e)	2,370,000	2,223,493
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (c)(f)	1,760,000	1,447,600
6.625%, due 6/15/32	770,000	831,767
Citizens Bank NA
6.064%, due 10/24/25 (e)	555,000	537,049
Citizens Financial Group, Inc.
2.638%, due 9/30/32	1,720,000	1,280,629
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (France) (a)(c)(f)	2,340,000	1,799,460
Credit Suisse Group AG (Switzerland) (a)(e)
3.091%, due 5/14/32	1,930,000	1,545,565
6.442%, due 8/11/28	365,000	361,248
Deutsche Bank AG (Germany)
Series E
0.962%, due 11/8/23	1,555,000	1,505,664
	Principal Amount	Value

Banks (continued)
Deutsche Bank AG (Germany) (continued)
3.035%, due 5/28/32 (e)	$ 600,000	$ 478,594
5.371%, due 9/9/27	415,000	411,231
6.074% (SOFR + 1.219%), due 11/16/27 (c)	1,945,000	1,748,944
First Horizon Bank
5.75%, due 5/1/30	1,555,000	1,469,758
First Horizon Corp.
4.00%, due 5/26/25	2,100,000	1,963,223
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	860,000	735,403
Goldman Sachs Group, Inc. (The)
1.431%, due 3/9/27 (e)	1,255,000	1,126,706
1.948%, due 10/21/27 (e)	1,435,000	1,285,029
1.992%, due 1/27/32 (e)	1,165,000	932,772
6.75%, due 10/1/37	829,000	907,249
HSBC Holdings plc
3.973%, due 5/22/30 (United Kingdom) (e)	1,350,000	1,242,045
Intesa Sanpaolo SpA
7.00%, due 11/21/25 (Italy) (a)	585,000	597,712
JPMorgan Chase & Co.
2.182%, due 6/1/28 (e)	1,800,000	1,616,842
Series HH
4.60%, due 2/1/25 (e)(f)	647,000	600,092
6.03% (SOFR + 1.18%), due 2/24/28 (c)(d)	1,995,000	1,997,021
Lloyds Banking Group plc (United Kingdom)
4.582%, due 12/10/25	1,038,000	993,631
4.65%, due 3/24/26	1,690,000	1,627,131
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (c)	870,000	843,418
Macquarie Group Ltd.
2.871%, due 1/14/33 (Australia) (a)(e)	1,925,000	1,564,670
Mizuho Financial Group, Inc.
3.261% (1 Year Treasury Constant Maturity Rate + 1.25%), due 5/22/30 (Japan) (c)	795,000	712,552
Morgan Stanley
2.484%, due 9/16/36 (e)	2,115,000	1,625,612
2.511%, due 10/20/32 (e)	1,530,000	1,259,596
5.00%, due 11/24/25	1,160,000	1,161,930
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
NatWest Group plc
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28 (United Kingdom) (c)	$ 3,705,000	$ 3,391,005
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (e)	735,000	738,802
Societe Generale SA (France) (a)(c)(f)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	935,000	713,685
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	2,240,000	1,568,000
Standard Chartered plc
1.822% (1 Year Treasury Constant Maturity Rate + 0.95%), due 11/23/25 (United Kingdom) (a)(c)	2,510,000	2,348,919
UBS Group AG (Switzerland) (a)(c)
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (f)	2,350,000	1,620,921
4.751% (1 Year Treasury Constant Maturity Rate + 1.75%), due 5/12/28	410,000	395,369
Wachovia Corp.
5.50%, due 8/1/35	315,000	316,810
Wells Fargo & Co.
3.35%, due 3/2/33 (e)	935,000	816,124
4.90%, due 11/17/45	55,000	49,497
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (Australia) (c)	1,255,000	989,690
		68,858,341
Biotechnology 0.1%
Amgen, Inc.
5.75%, due 3/2/63	540,000	559,306
Chemicals 0.3%
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (Brazil) (a)	1,535,000	1,404,753
Huntsman International LLC
4.50%, due 5/1/29	1,862,000	1,749,946
		3,154,699
	Principal Amount	Value

Commercial Services 0.1%
Ashtead Capital, Inc.
4.00%, due 5/1/28 (United Kingdom) (a)	$ 935,000	$ 877,248
California Institute of Technology
3.65%, due 9/1/19	898,000	637,592
		1,514,840
Computers 0.6%
Dell International LLC
3.375%, due 12/15/41 (a)	2,090,000	1,483,609
4.90%, due 10/1/26	1,199,000	1,199,597
5.30%, due 10/1/29	810,000	818,744
5.75%, due 2/1/33 (d)	760,000	770,133
8.10%, due 7/15/36	1,242,000	1,457,919
NCR Corp.
5.00%, due 10/1/28 (a)	1,756,000	1,531,534
		7,261,536
Diversified Financial Services 1.5%
AerCap Ireland Capital DAC
2.45%, due 10/29/26 (Ireland)	1,585,000	1,421,181
Air Lease Corp.
2.30%, due 2/1/25	1,915,000	1,811,802
4.25%, due 9/15/24	630,000	617,507
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(c)(f)	1,765,000	1,280,714
Ally Financial, Inc.
8.00%, due 11/1/31	1,685,000	1,777,366
Aviation Capital Group LLC
1.95%, due 1/30/26 (a)	1,210,000	1,083,347
Avolon Holdings Funding Ltd. (Ireland) (a)
2.125%, due 2/21/26	1,515,000	1,346,976
2.875%, due 2/15/25	1,830,000	1,717,284
Banco BTG Pactual SA (Brazil) (a)
2.75%, due 1/11/26	2,170,000	1,975,785
4.50%, due 1/10/25	280,000	271,727
Nomura Holdings, Inc.
5.099%, due 7/3/25 (Japan)	1,845,000	1,821,127
OneMain Finance Corp.
3.50%, due 1/15/27	885,000	755,896
6.125%, due 3/15/24	540,000	531,107
Voya Financial, Inc.
3.65%, due 6/15/26	690,000	662,321
		17,074,140

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Electric 1.9%
AEP Texas, Inc.
4.70%, due 5/15/32	$ 1,135,000	$ 1,117,104
Alabama Power Co.
3.00%, due 3/15/52	785,000	539,835
Arizona Public Service Co.
2.20%, due 12/15/31	1,930,000	1,551,906
Calpine Corp.
5.125%, due 3/15/28 (a)	615,000	568,081
Duke Energy Carolinas LLC
5.35%, due 1/15/53	675,000	708,256
Duke Energy Progress LLC
5.35%, due 3/15/53	845,000	879,086
Duquesne Light Holdings, Inc.
3.616%, due 8/1/27 (a)	2,265,000	2,062,456
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (c)(f)	2,140,000	1,829,305
Entergy Louisiana LLC
4.00%, due 3/15/33	1,615,000	1,529,649
Florida Power & Light Co.
5.30%, due 4/1/53	915,000	974,821
Jersey Central Power & Light Co.
2.75%, due 3/1/32 (a)	1,655,000	1,403,930
National Rural Utilities Cooperative Finance Corp.
5.80%, due 1/15/33	1,065,000	1,147,161
Nevada Power Co.
Series GG
5.90%, due 5/1/53	530,000	594,347
Ohio Power Co.
Series R
2.90%, due 10/1/51	1,000,000	686,256
Public Service Co. of Oklahoma
5.25%, due 1/15/33	415,000	426,215
Southern California Edison Co.
Series E
3.70%, due 8/1/25	870,000	851,586
4.00%, due 4/1/47	1,320,000	1,090,959
5.70%, due 3/1/53	795,000	832,168
Virginia Electric and Power Co.
2.95%, due 11/15/51	1,035,000	711,915
5.45%, due 4/1/53	480,000	491,681
	Principal Amount	Value

Electric (continued)
WEC Energy Group, Inc.
6.976% (3 Month LIBOR + 2.113%), due 5/15/67 (c)	$ 1,095,000	$ 900,201
		20,896,918
Entertainment 0.1%
Warnermedia Holdings, Inc.
4.279%, due 3/15/32 (a)	1,340,000	1,190,134
Environmental Control 0.0% ‡
Stericycle, Inc.
3.875%, due 1/15/29 (a)	280,000	251,916
Food 0.2%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	1,690,000	1,619,274
Smithfield Foods, Inc.
4.25%, due 2/1/27 (a)	1,180,000	1,115,425
		2,734,699
Gas 0.2%
National Fuel Gas Co.
2.95%, due 3/1/31	375,000	303,734
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	760,000	717,887
Southern California Gas Co.
Series VV
4.30%, due 1/15/49	845,000	743,861
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,180,000	816,775
		2,582,257
Insurance 0.6%
Peachtree Corners Funding Trust
3.976%, due 2/15/25 (a)	940,000	915,182
Protective Life Corp.
8.45%, due 10/15/39	1,195,000	1,445,691
Reliance Standard Life Global Funding II
2.50%, due 10/30/24 (a)	2,420,000	2,305,266
Willis North America, Inc.
2.95%, due 9/15/29	1,735,000	1,535,964
3.875%, due 9/15/49	440,000	321,274
		6,523,377
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Internet 0.0% ‡
Expedia Group, Inc.
5.00%, due 2/15/26	$ 60,000	$ 59,986
Lodging 0.2%
Las Vegas Sands Corp.
3.20%, due 8/8/24	1,415,000	1,370,450
Sands China Ltd.
5.625%, due 8/8/25 (Macao) (b)	1,310,000	1,283,207
		2,653,657
Media 0.1%
CCO Holdings LLC
4.75%, due 3/1/30 (a)	335,000	288,233
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,180,000	838,871
Grupo Televisa SAB
5.25%, due 5/24/49 (Mexico)	350,000	328,372
		1,455,476
Mining 0.2%
Glencore Funding LLC
1.625%, due 9/1/25 (Australia) (a)	1,900,000	1,754,499
Miscellaneous—Manufacturing 0.2%
Textron Financial Corp.
6.599% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(c)	2,720,000	1,965,200
Oil & Gas 0.1%
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (Russia) (a)(g)	745,000	618,350
Packaging & Containers 0.1%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	200,000	195,557
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)(d)	731,000	733,558
		929,115
Pharmaceuticals 0.2%
Becton Dickinson & Co.
4.669%, due 6/6/47	460,000	429,212
	Principal Amount	Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV (Israel)
3.15%, due 10/1/26	$ 575,000	$ 519,559
4.75%, due 5/9/27	1,335,000	1,250,276
		2,199,047
Pipelines 1.2%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,580,000	1,295,792
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,375,000	1,245,555
Enbridge, Inc.
5.70%, due 3/8/33 (Canada)	930,000	965,796
Energy Transfer LP
4.95%, due 6/15/28	415,000	413,202
5.35%, due 5/15/45	1,000,000	890,720
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	565,000	556,465
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,460,000	1,138,002
4.20%, due 1/31/50	405,000	338,976
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	2,030,000	1,671,431
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	320,000	284,509
5.50%, due 10/15/30	595,000	553,778
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	365,000	359,511
MPLX LP
2.65%, due 8/15/30	1,050,000	897,134
Transcontinental Gas Pipe Line Co. LLC
4.60%, due 3/15/48	2,070,000	1,824,438
Western Midstream Operating LP
5.50%, due 2/1/50 (b)	860,000	729,601
		13,164,910
Real Estate Investment Trusts 0.9%
American Tower Corp.
3.375%, due 10/15/26 (d)	1,920,000	1,828,166
3.60%, due 1/15/28	1,025,000	970,949
Digital Realty Trust LP
4.45%, due 7/15/28	2,255,000	2,147,491
GLP Capital LP
3.35%, due 9/1/24	1,280,000	1,238,272
Invitation Homes Operating Partnership LP
2.00%, due 8/15/31	1,600,000	1,233,044

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Income Builder Fund

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
Iron Mountain, Inc.
5.25%, due 7/15/30 (a)	$ 830,000	$ 764,452
Starwood Property Trust, Inc. (a)
3.75%, due 12/31/24	1,120,000	1,046,970
4.375%, due 1/15/27	940,000	810,496
		10,039,840
Retail 0.2%
AutoNation, Inc.
4.75%, due 6/1/30	1,175,000	1,104,665
Nordstrom, Inc.
4.25%, due 8/1/31	1,260,000	935,676
		2,040,341
Software 0.1%
Fidelity National Information Services, Inc.
5.10%, due 7/15/32 (d)	655,000	645,130
Telecommunications 0.7%
Altice France SA
5.125%, due 7/15/29 (France) (a)	2,100,000	1,552,626
AT&T, Inc.
3.50%, due 9/15/53	1,449,000	1,039,261
3.65%, due 9/15/59	880,000	622,661
Sprint Spectrum Co. LLC
4.738%, due 3/20/25 (a)	1,807,506	1,795,526
T-Mobile USA, Inc.
2.625%, due 2/15/29	715,000	631,864
Verizon Communications, Inc.
5.964% (3 Month LIBOR + 1.10%), due 5/15/25 (c)	2,705,000	2,722,644
		8,364,582
Total Corporate Bonds (Cost $223,847,238)		199,245,629
Foreign Government Bonds 0.6%
Brazil 0.0% ‡
Brazil Government Bond
3.75%, due 9/12/31 (d)	420,000	362,977
Chile 0.1%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	1,695,000	1,428,779
	Principal Amount	Value

Colombia 0.2%
Colombia Government Bond
3.25%, due 4/22/32	$ 1,780,000	$ 1,284,816
4.50%, due 1/28/26 (d)	560,000	531,876
		1,816,692
Mexico 0.3%
Comision Federal de Electricidad
3.875%, due 7/26/33 (a)	2,755,000	2,125,758
Mexico Government Bond
3.75%, due 4/19/71	1,460,000	989,971
		3,115,729
Total Foreign Government Bonds (Cost $8,623,597)		6,724,177
Loan Assignments 0.1%
Diversified/Conglomerate Service 0.1%
TruGreen LP (c)
First Lien Second Refinancing Term Loan
9.082% (1 Month SOFR + 4.00%), due 11/2/27	750,510	690,094
Second Lien Initial Term Loan
13.773% (3 Month LIBOR + 8.50%), due 11/2/28	580,000	377,000
		1,067,094
Total Loan Assignments (Cost $1,317,308)		1,067,094
Mortgage-Backed Securities 13.0%
Agency (Collateralized Mortgage Obligations) 5.7%
FHLMC
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (c)(h)	3,091,094	107,649
REMIC, Series 5187, Class SA
(zero coupon) (SOFR 30A + 1.80%), due 1/25/52 (c)(h)	2,374,706	33,418
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (c)(h)	459,362	15,368
REMIC, Series 4993, Class KS
1.03% (1 Month LIBOR + 6.05%), due 7/25/50 (c)(h)	3,374,075	510,752
REMIC, Series 4994, Class TS
1.08% (1 Month LIBOR + 6.10%), due 7/25/50 (c)(h)	2,038,982	274,622
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 4988, Class BA
1.50%, due 6/25/50	$ 478,957	$ 376,166
REMIC, Series 5038, Class KA
1.50%, due 11/25/50	1,772,701	1,375,819
REMIC, Series 5070, Class PI
3.00%, due 8/25/50 (h)	1,654,831	255,975
REMIC, Series 5011, Class MI
3.00%, due 9/25/50 (h)	1,943,017	307,994
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,378,502	214,687
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,502,964	230,494
REMIC, Series 5160
3.00%, due 10/25/51 (h)	1,686,820	184,269
REMIC, Series 5040
3.50%, due 11/25/50 (h)	1,206,244	193,006
REMIC, Series 5304, Class UB
4.00%, due 2/25/52	1,439,347	1,397,072
FHLMC, Strips
Series 311
(zero coupon), due 8/15/43	692,525	533,830
Series 311, Class S1
1.002% (1 Month LIBOR + 5.95%), due 8/15/43 (c)(h)	1,975,074	230,266
Series 389, Class C35
2.00%, due 6/15/52 (h)	2,903,811	366,751
FNMA
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (c)(h)	1,345,153	16,398
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (c)(h)	9,584,090	147,364
REMIC, Series 2021-40, Class SI
0.93% (1 Month LIBOR + 5.95%), due 9/25/47 (c)(h)	2,457,151	260,273
REMIC, Series 2022-10, Class SA
0.935% (SOFR 30A + 5.75%), due 2/25/52 (c)(h)	1,964,652	271,273
REMIC, Series 2016-57, Class SN
1.03% (1 Month LIBOR + 6.05%), due 6/25/46 (c)(h)	1,990,438	235,059
REMIC, Series 2020-47, Class BD
1.50%, due 7/25/50	427,983	336,183
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,359,349	201,399
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	$ 924,015	$ 134,640
REMIC, Series 2021-34, Class MI
2.50%, due 3/25/51 (h)	3,861,307	469,309
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	619,262	75,908
REMIC, Series 2013-77, Class CY
3.00%, due 7/25/43	1,331,332	1,226,877
REMIC, Series 2021-53, Class GI
3.00%, due 7/25/48 (h)	5,113,515	775,150
REMIC, Series 2019-13, Class PE
3.00%, due 3/25/49	760,877	704,681
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	3,763,278	613,310
REMIC, Series 2021-12, Class GC
3.50%, due 7/25/50	1,556,275	1,426,739
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,407,473	471,545
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,497,942	1,415,365
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	4,229,027	415,304
REMIC, Series 427, Class C77
2.50%, due 9/25/51	3,504,740	515,863
GNMA
Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (c)(h)	1,063,018	20,373
Series 2020-1, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 1/20/50 (c)(h)	3,356,446	68,043
Series 2021-77, Class SN
(zero coupon) (1 Month LIBOR + 2.60%), due 5/20/51 (c)(h)	6,788,808	132,442
Series 2021-97, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (c)(h)	6,583,575	120,066
Series 2021-136, Class SB
(zero coupon) (SOFR 30A + 3.20%), due 8/20/51 (c)(h)	17,679,891	381,606
Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (c)(h)	3,728,248	152,524
Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (c)(h)	6,932,548	137,664

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (c)(h)	$ 6,088,894	$ 78,580
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (c)(h)	31,272,913	342,260
Series 2023-56
(zero coupon), due 7/20/52	1,690,000	1,499,981
Series 2023-53
(zero coupon), due 4/20/53	705,000	566,289
Series 2020-97, Class HB
1.00%, due 7/20/50	777,505	605,535
Series 2020-146, Class YK
1.00%, due 10/20/50	1,382,837	1,080,812
Series 2020-166, Class CA
1.00%, due 11/20/50	1,646,859	1,249,505
Series 2020-34, Class SC
1.097% (1 Month LIBOR + 6.05%), due 3/20/50 (c)(h)	2,705,260	328,530
Series 2020-146, Class SA
1.347% (1 Month LIBOR + 6.30%), due 10/20/50 (c)(h)	2,511,810	353,743
Series 2021-179, Class SA
1.347% (1 Month LIBOR + 6.30%), due 11/20/50 (c)(h)	3,278,305	450,765
Series 2020-167, Class SN
1.347% (1 Month LIBOR + 6.30%), due 11/20/50 (c)(h)	1,083,353	147,893
Series 2020-189, Class NS
1.347% (1 Month LIBOR + 6.30%), due 12/20/50 (c)(h)	3,671,657	535,649
Series 2020-189, Class SU
1.347% (1 Month LIBOR + 6.30%), due 12/20/50 (c)(h)	742,997	109,167
Series 2021-57, Class SA
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (c)(h)	2,596,217	351,477
Series 2021-57, Class SD
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (c)(h)	3,562,389	479,345
Series 2021-46, Class TS
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (c)(h)	1,619,532	223,886
Series 2021-96, Class NS
1.347% (1 Month LIBOR + 6.30%), due 6/20/51 (c)(h)	5,055,971	674,102
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-96, Class SN
1.347% (1 Month LIBOR + 6.30%), due 6/20/51 (c)(h)	$ 2,890,846	$ 376,710
Series 2021-122, Class HS
1.347% (1 Month LIBOR + 6.30%), due 7/20/51 (c)(h)	2,617,504	381,266
Series 2022-137, Class S
1.347% (1 Month LIBOR + 6.30%), due 7/20/51 (c)(h)	2,983,961	397,723
Series 2021-96, Class JS
1.397% (1 Month LIBOR + 6.35%), due 6/20/51 (c)(h)	2,323,779	267,661
Series 2020-165, Class UD
1.50%, due 11/20/50	594,022	489,632
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (c)(h)	3,609,854	347,635
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	801,174	83,475
Series 2020-188
2.00%, due 12/20/50 (h)	3,838,538	402,453
Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	1,633,922	186,841
Series 2022-10, Class IC
2.00%, due 11/20/51 (h)	2,340,602	284,754
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	4,217,010	488,041
Series 2019-159, Class P
2.50%, due 9/20/49	1,425,859	1,264,629
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	616,714	82,992
Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	2,056,264	270,718
Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	1,927,433	255,404
Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	2,152,565	295,883
Series 2020-188, Class DI
2.50%, due 12/20/50 (h)	5,012,476	694,133
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	1,018,840	130,927
Series 2021-83, Class FM
2.50% (SOFR 30A + 0.51%), due 5/20/51 (c)	3,429,216	2,877,297
Series 2021-188
2.50%, due 10/20/51 (h)	4,006,070	630,959
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2021-177, Class CI
2.50%, due 10/20/51 (h)	$ 2,213,824	$ 293,324
Series 2022-83
2.50%, due 11/20/51 (h)	3,372,497	446,216
Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	2,310,993	346,546
Series 2021-44, Class IQ
3.00%, due 3/20/51 (h)	3,832,021	574,556
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	405,203	58,602
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (c)	802,388	695,682
Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,510,545	262,245
Series 2021-98, Class KI
3.00%, due 6/20/51 (h)	4,097,481	649,605
Series 2022-189, Class AT
3.00%, due 7/20/51	2,386,627	2,148,840
Series 2022-207
3.00%, due 8/20/51 (h)	2,594,298	388,340
Series 2021-139, Class IA
3.00%, due 8/20/51 (h)	5,224,456	818,527
Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	3,882,628	569,780
Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,441,365	465,084
Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	2,970,554	436,315
Series 2022-207, Class NA
3.00%, due 1/20/52	5,276,449	4,707,406
Series 2022-206, Class CN
3.00%, due 2/20/52	3,708,914	3,345,875
Series 2023-1, Class MA
3.50%, due 5/20/50	2,151,175	2,026,904
Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	2,557,243	398,099
Series 2023-1, Class HD
3.50%, due 1/20/52	2,829,396	2,660,402
Series 2023-38, Class WT
6.817%, due 12/20/51 (i)	685,856	752,164
Series 2023-59, Class YC
6.897%, due 9/20/51 (i)	1,515,000	1,683,041
Series 2023-55, Class CG
7.486%, due 7/20/51 (i)	1,695,000	1,932,025
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2023-55, Class LB
7.993%, due 11/20/51 (i)	$ 1,900,000	$ 2,207,226
		64,486,952
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 3.3%
Bayview Commercial Asset Trust
Series 2006-4A, Class A1
5.365% (1 Month LIBOR + 0.345%), due 12/25/36 (a)(c)	40,166	37,152
Benchmark Mortgage Trust
Series 2020-B19, Class A2
1.691%, due 9/15/53	1,775,000	1,631,245
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (j)	2,325,000	1,934,684
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (j)	847,236	723,786
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (j)	675,000	545,120
Series 2021-VOLT, Class C
6.048% (1 Month LIBOR + 1.10%), due 9/15/36 (c)	2,415,000	2,294,073
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	250,000	217,782
Series 2019-OC11, Class C
3.856%, due 12/9/41	570,000	491,744
Series 2019-OC11, Class D
4.075%, due 12/9/41 (j)	975,000	825,604
Series 2021-MFM1, Class C
6.204% (1 Month SOFR + 1.314%), due 1/15/34 (c)	764,087	735,304
Series 2021-ARIA, Class E
7.193% (1 Month LIBOR + 2.245%), due 10/15/36 (c)	3,250,000	3,006,915
BXHPP Trust
Series 2021-FILM, Class B
5.848% (1 Month LIBOR + 0.90%), due 8/15/36 (a)(c)	1,280,000	1,169,585
Citigroup Commercial Mortgage Trust
Series 2016-GC36, Class A5
3.616%, due 2/10/49	560,000	533,804
Extended Stay America Trust (a)(c)
Series 2021-ESH, Class C
6.648% (1 Month LIBOR + 1.70%), due 7/15/38	2,259,885	2,180,649

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Income Builder Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
Extended Stay America Trust (a)(c) (continued)
Series 2021-ESH, Class D
7.198% (1 Month LIBOR + 2.25%), due 7/15/38	$ 1,557,027	$ 1,494,637
FREMF Mortgage Trust (a)(j)
Series 2019-K99, Class B
3.765%, due 10/25/52	290,000	263,057
Series 2019-K98, Class C
3.863%, due 10/25/52	780,000	702,429
Series 2017-K71, Class B
3.881%, due 11/25/50	607,208	571,646
Series 2019-K94, Class B
4.101%, due 7/25/52	1,895,000	1,760,116
Series 2018-K78, Class B
4.267%, due 6/25/51	355,000	337,294
Series 2018-K81, Class B
4.315%, due 9/25/51	345,000	327,956
Series 2018-K79, Class B
4.351%, due 7/25/51	385,000	367,177
Series 2018-K76, Class B
4.352%, due 6/25/51	370,000	353,718
Series 2018-K86, Class C
4.437%, due 11/25/51	955,000	898,890
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	1,640,000	1,434,099
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	2,910,000	2,517,463
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2016-C28, Class A4
3.544%, due 1/15/49	560,000	532,660
Morgan Stanley Capital I Trust
Series 2015-UBS8, Class A4
3.809%, due 12/15/48	830,000	794,465
Multifamily Connecticut Avenue Securities Trust (a)(c)
Series 2019-01, Class M10
8.27% (1 Month LIBOR + 3.25%), due 10/25/49	2,576,923	2,405,665
Series 2020-01, Class M10
8.77% (1 Month LIBOR + 3.75%), due 3/25/50	455,000	427,729
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	$ 2,820,000	$ 2,339,152
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	540,000	439,022
Series 2021-OVA, Class F
2.851%, due 7/15/41	785,000	529,662
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(j)	1,745,000	1,587,141
		36,411,425
Whole Loan (Collateralized Mortgage Obligations) 4.0%
CIM Trust
Series 2021-J2, Class AIOS
0.21%, due 4/25/51 (a)(h)(i)	42,738,620	423,283
FHLMC STACR REMIC Trust (a)(c)
Series 2022-DNA1, Class M1B
6.665% (SOFR 30A + 1.85%), due 1/25/42	2,340,000	2,265,484
Series 2020-DNA6, Class M2
6.815% (SOFR 30A + 2.00%), due 12/25/50	2,430,123	2,430,116
Series 2021-HQA3, Class M2
6.915% (SOFR 30A + 2.10%), due 9/25/41	1,715,000	1,599,769
Series 2021-HQA1, Class M2
7.065% (SOFR 30A + 2.25%), due 8/25/33	2,690,167	2,619,575
Series 2022-DNA1, Class M2
7.315% (SOFR 30A + 2.50%), due 1/25/42	1,010,000	950,708
Series 2022-DNA3, Class M1B
7.715% (SOFR 30A + 2.90%), due 4/25/42	2,400,000	2,394,000
Series 2021-HQA1, Class B1
7.815% (SOFR 30A + 3.00%), due 8/25/33	3,045,000	2,763,499
Series 2021-DNA5, Class B1
7.865% (SOFR 30A + 3.05%), due 1/25/34	3,315,000	3,152,928
Series 2021-HQA2, Class B1
7.965% (SOFR 30A + 3.15%), due 12/25/33	1,375,000	1,246,167
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(c) (continued)
Series 2021-HQA3, Class B1
8.165% (SOFR 30A + 3.35%), due 9/25/41	$ 2,615,000	$ 2,443,404
Series 2021-DNA6, Class B1
8.215% (SOFR 30A + 3.40%), due 10/25/41	450,000	439,033
Series 2022-DNA2, Class M2
8.565% (SOFR 30A + 3.75%), due 2/25/42	2,120,000	2,077,600
FHLMC STACR Trust (a)(c)
Series 2019-DNA3, Class B1
8.27% (1 Month LIBOR + 3.25%), due 7/25/49	695,000	713,554
Series 2018-DNA2, Class B1
8.72% (1 Month LIBOR + 3.70%), due 12/25/30	1,340,000	1,383,442
Series 2019-DNA1, Class B1
9.67% (1 Month LIBOR + 4.65%), due 1/25/49	2,055,000	2,215,378
FHLMC Structured Agency Credit Risk Debt Notes
Series 2018-DNA1, Class B1
8.17% (1 Month LIBOR + 3.15%), due 7/25/30 (c)	940,000	958,998
Flagstar Mortgage Trust
Series 2021-6INV, Class A18
2.50%, due 8/25/51 (a)(i)	99,492	78,637
FNMA (c)
Series 2018-C01, Class 1B1
8.57% (1 Month LIBOR + 3.55%), due 7/25/30	2,640,000	2,814,703
Series 2017-C05, Class 1B1
8.62% (1 Month LIBOR + 3.60%), due 1/25/30	2,299,558	2,425,705
Series 2018-C03, Class 1B1
8.77% (1 Month LIBOR + 3.75%), due 10/25/30	1,435,000	1,538,848
Series 2018-C04, Class 2B1
9.52% (1 Month LIBOR + 4.50%), due 12/25/30	1,280,000	1,386,150
Series 2017-C01, Class 1B1
10.77% (1 Month LIBOR + 5.75%), due 7/25/29	500,000	563,534
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
J.P. Morgan Mortgage Trust
Series 2021-LTV2, Class A1
2.519%, due 5/25/52 (a)(i)	$ 844,553	$ 696,812
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.343%, due 8/25/59 (j)	2,806,605	1,694,613
Series 2019-2A, Class B6
4.862%, due 12/25/57 (i)	939,242	612,696
NewRez Warehouse Securitization Trust
Series 2021-1, Class A
5.77% (1 Month LIBOR + 0.75%), due 5/25/55 (a)(c)	793,000	784,860
Sequoia Mortgage Trust
Series 2021-4, Class AIO1
0.169%, due 6/25/51 (a)(h)(j)	28,125,338	235,038
STACR Trust
Series 2018-HRP2, Class B1
9.22% (1 Month LIBOR + 4.20%), due 2/25/47 (a)(c)	1,900,000	1,989,803
		44,898,337
Total Mortgage-Backed Securities (Cost $149,843,804)		145,796,714
Municipal Bond 0.1%
California 0.1%
Regents of the University of California Medical Center, Pooled, Revenue Bonds
Series N
3.006%, due 5/15/50	1,815,000	1,335,920
Total Municipal Bond (Cost $1,815,000)		1,335,920
U.S. Government & Federal Agencies 6.7%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.8%
UMBS Pool, 30 Year
3.50%, due 7/1/50	1,132,306	1,061,743
3.50%, due 7/1/52	1,690,461	1,571,167
4.50%, due 10/1/52	6,949,381	6,793,841
		9,426,751

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Income Builder Fund

	Principal Amount	Value
U.S. Government & Federal Agencies (continued)
Federal National Mortgage Association (Mortgage Pass-Through Securities) 2.5%
UMBS, 30 Year
3.50%, due 9/1/52	$ 2,685,525	$ 2,495,662
4.00%, due 8/1/48	1,605,405	1,558,518
4.00%, due 2/1/49	269,507	261,636
4.00%, due 6/1/52	2,048,612	1,958,372
4.00%, due 6/1/52	3,177,415	3,038,923
4.00%, due 6/1/52	1,471,947	1,407,789
5.00%, due 11/1/52	9,863,456	9,808,850
5.00%, due 3/1/53	1,920,554	1,909,669
5.00%, due 3/1/53	508,602	506,029
5.50%, due 11/1/52	751,402	757,634
5.50%, due 2/1/53	3,177,978	3,204,336
6.00%, due 3/1/53	1,276,306	1,300,155
		28,207,573
Government National Mortgage Association (Mortgage Pass-Through Securities) 0.0% ‡
GNMA I, Single Family, 30 Year
6.50%, due 4/15/29	7	7
6.50%, due 8/15/29	4	4
		11
United States Treasury Bonds 2.6%
U.S. Treasury Bonds
3.875%, due 2/15/43	28,825,000	29,131,266
United States Treasury Notes 0.8%
U.S. Treasury Notes
3.50%, due 4/30/30	2,500,000	2,504,297
3.50%, due 2/15/33	3,555,000	3,576,107
3.875%, due 4/30/25	2,440,000	2,432,947
		8,513,351
Total U.S. Government & Federal Agencies (Cost $74,495,365)		75,278,952
Total Long-Term Bonds (Cost $515,459,030)		479,631,364

	Shares
Common Stocks 54.8%
Aerospace & Defense 1.3%
BAE Systems plc (United Kingdom)	352,593	4,493,250
Lockheed Martin Corp.	7,662	3,558,616
	Shares	Value

Aerospace & Defense (continued)
Raytheon Technologies Corp.	60,476	$ 6,041,552
		14,093,418
Air Freight & Logistics 1.3%
Deutsche Post AG (Registered) (Germany)	173,820	8,335,484
Hyundai Glovis Co. Ltd. (Republic of Korea)	5,595	684,326
United Parcel Service, Inc., Class B	28,345	5,096,714
		14,116,524
Automobile Components 0.7%
Bridgestone Corp. (Japan)	104,900	4,186,915
Cie Generale des Etablissements Michelin SCA (France)	106,413	3,380,504
		7,567,419
Automobiles 0.3%
Toyota Motor Corp. (Japan)	253,800	3,459,258
Banks 3.7%
Bank of America Corp.	213,958	6,264,690
BAWAG Group AG (Austria) (a)	86,525	4,210,298
Columbia Banking System, Inc.	231,302	4,940,611
JPMorgan Chase & Co.	60,826	8,408,586
KeyCorp	311,166	3,503,729
PNC Financial Services Group, Inc. (The)	27,769	3,616,912
Royal Bank of Canada (Canada)	31,299	3,107,376
Truist Financial Corp.	96,917	3,157,556
U.S. Bancorp	118,337	4,056,593
		41,266,351
Beverages 1.4%
Coca-Cola Co. (The)	82,136	5,269,024
Coca-Cola Europacific Partners plc (United Kingdom)	170,018	10,961,061
		16,230,085
Biotechnology 0.6%
AbbVie, Inc.	47,130	7,122,286
Capital Markets 0.6%
Lazard Ltd., Class A	107,906	3,377,458
Schroders plc (United Kingdom)	564,568	3,446,142
		6,823,600
Chemicals 2.5%
Air Products and Chemicals, Inc.	15,185	4,469,856
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Chemicals (continued)
Dow, Inc.	62,990	$ 3,426,656
International Flavors & Fragrances, Inc.	35,504	3,442,468
Linde plc	19,845	7,331,735
LyondellBasell Industries NV, Class A	46,252	4,375,902
Nutrien Ltd. (Canada)	74,890	5,197,366
		28,243,983
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	10	35
Communications Equipment 0.9%
Cisco Systems, Inc.	219,752	10,383,282
Construction & Engineering 0.4%
Vinci SA (France)	39,775	4,917,510
Consumer Staples Distribution & Retail 0.8%
Walmart, Inc.	59,735	9,018,193
Diversified REITs 0.3%
WP Carey, Inc.	42,006	3,116,845
Diversified Telecommunication Services 2.6%
AT&T, Inc.	203,855	3,602,118
Deutsche Telekom AG (Registered) (Germany)	489,925	11,811,882
Orange SA (France)	406,697	5,295,215
TELUS Corp. (Canada)	169,801	3,599,428
Verizon Communications, Inc.	134,059	5,205,511
		29,514,154
Electric Utilities 2.9%
American Electric Power Co., Inc.	81,304	7,514,116
Duke Energy Corp.	34,253	3,386,937
Entergy Corp.	38,172	4,106,544
Evergy, Inc.	75,030	4,660,113
Fortis, Inc. (Canada)	73,715	3,236,746
NextEra Energy, Inc.	83,577	6,404,505
Pinnacle West Capital Corp.	46,002	3,609,317
		32,918,278
Electrical Equipment 1.0%
Eaton Corp. plc	36,791	6,148,512
Emerson Electric Co.	66,553	5,541,203
		11,689,715
	Shares	Value

Food Products 1.0%
Danone SA (France) (d)	51,820	$ 3,425,456
Nestle SA (Registered)	34,850	4,464,980
Orkla ASA (Norway)	532,702	3,828,918
		11,719,354
Gas Utilities 0.5%
China Resources Gas Group Ltd. (China)	391,100	1,233,141
Snam SpA (Italy)	846,484	4,701,013
		5,934,154
Health Care Equipment & Supplies 0.8%
Medtronic plc	101,421	9,224,240
Health Care Providers & Services 1.1%
CVS Health Corp.	45,090	3,305,548
UnitedHealth Group, Inc.	17,681	8,700,643
		12,006,191
Health Care REITs 0.4%
Welltower, Inc.	50,023	3,962,822
Hotels, Restaurants & Leisure 1.9%
McDonald's Corp.	15,734	4,653,330
Restaurant Brands International, Inc. (Canada)	150,890	10,581,916
Vail Resorts, Inc.	26,519	6,378,350
		21,613,596
Household Durables 0.3%
Leggett & Platt, Inc.	101,668	3,284,893
Industrial Conglomerates 0.8%
Honeywell International, Inc.	16,488	3,294,962
Siemens AG (Registered) (Germany)	35,001	5,742,716
		9,037,678
Insurance 2.9%
Allianz SE (Registered) (Germany)	15,836	3,968,932
AXA SA (France)	216,466	7,053,151
Manulife Financial Corp. (Canada)	329,701	6,509,578
MetLife, Inc.	102,856	6,308,158
Muenchener Rueckversicherungs-Gesellschaft AG (Registered) (Germany)	12,647	4,745,116
Travelers Cos., Inc. (The)	18,628	3,374,276
		31,959,211

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay Income Builder Fund

	Shares	Value
Common Stocks (continued)
IT Services 1.0%
International Business Machines Corp.	84,132	$ 10,635,126
Leisure Products 0.5%
Hasbro, Inc.	85,723	5,076,516
Machinery 0.5%
Cummins, Inc.	23,372	5,493,355
Media 0.9%
Comcast Corp., Class A	134,517	5,564,968
Omnicom Group, Inc.	45,689	4,138,053
		9,703,021
Multi-Utilities 0.6%
NiSource, Inc.	119,283	3,394,794
WEC Energy Group, Inc.	34,520	3,319,789
		6,714,583
Oil, Gas & Consumable Fuels 2.8%
Chevron Corp.	21,624	3,645,374
Enbridge, Inc. (Canada)	93,470	3,716,447
Enterprise Products Partners LP	215,821	5,678,251
Magellan Midstream Partners LP	65,022	3,628,228
MPLX LP	117,782	4,121,192
TotalEnergies SE (France)	167,323	10,682,584
		31,472,076
Personal Care Products 0.3%
Unilever plc (United Kingdom)	68,500	3,819,266
Pharmaceuticals 5.6%
Astellas Pharma, Inc. (Japan)	231,500	3,479,849
AstraZeneca plc, Sponsored ADR (United Kingdom)	126,776	9,282,539
Bayer AG (Registered) (Germany)	61,990	4,082,013
Bristol-Myers Squibb Co.	48,794	3,257,975
Eli Lilly and Co.	15,987	6,328,614
GSK plc	189,212	3,426,585
Johnson & Johnson	19,221	3,146,478
Merck & Co., Inc.	40,764	4,707,019
Novartis AG (Registered) (Switzerland)	97,575	9,947,989
Pfizer, Inc.	86,187	3,351,812
Roche Holding AG	12,316	3,862,830
Sanofi	76,831	8,466,008
		63,339,711
	Shares	Value

Retail REITs 0.4%
Realty Income Corp.	66,613	$ 4,185,961
Semiconductors & Semiconductor Equipment 4.2%
Analog Devices, Inc.	75,089	13,507,009
Broadcom, Inc.	21,931	13,739,772
KLA Corp.	19,863	7,677,844
Taiwan Semiconductor Manufacturing Co. Ltd., Sponsored ADR (Taiwan)	72,268	6,092,192
Texas Instruments, Inc.	38,433	6,425,998
		47,442,815
Software 1.3%
Microsoft Corp.	48,130	14,788,424
Specialized REITs 0.7%
Iron Mountain, Inc.	135,541	7,487,285
Specialty Retail 0.3%
Home Depot, Inc. (The)	11,761	3,534,651
Technology Hardware, Storage & Peripherals 2.3%
Apple, Inc.	76,482	12,977,466
Dell Technologies, Inc., Class C	97,195	4,227,010
NetApp, Inc.	61,985	3,898,237
Samsung Electronics Co. Ltd., GDR (Republic of Korea)	3,436	4,240,024
		25,342,737
Tobacco 1.6%
British American Tobacco plc (United Kingdom)	229,017	8,424,407
Imperial Brands plc (United Kingdom)	131,828	3,259,653
Philip Morris International, Inc.	66,324	6,630,410
		18,314,470
Trading Companies & Distributors 0.5%
MSC Industrial Direct Co., Inc., Class A	58,644	5,320,770
Wireless Telecommunication Services 0.3%
SK Telecom Co. Ltd. (Republic of Korea)	87,465	3,117,215
Total Common Stocks (Cost $492,894,640)		615,011,057
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Short-Term Investments 1.3%
Affiliated Investment Company 0.7%
MainStay U.S. Government Liquidity Fund, 3.98% (l)	8,349,914	$ 8,349,914
Unaffiliated Investment Companies 0.6%
Goldman Sachs Financial Square Government Fund, 4.865% (l)(m)	297,170	297,170
Invesco Government & Agency Portfolio, 4.857% (l)(m)	6,315,262	6,315,262
Total Unaffiliated Investment Companies (Cost $6,612,432)		6,612,432
Total Short-Term Investments (Cost $14,962,346)		14,962,346
Total Investments (Cost $1,023,316,016)	98.8%	1,109,604,767
Other Assets, Less Liabilities	1.2	13,580,144
Net Assets	100.0%	$ 1,123,184,911

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(c)	Floating rate—Rate shown was the rate in effect as of April 30, 2023.
(d)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $6,402,233. The Fund received cash collateral with a value of $6,612,432. (See Note 2(L))
(e)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2023.
(f)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(g)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $618,350, which represented 0.1% of the Fund’s net assets.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.
(j)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2023.
(k)	Non-income producing security.
(l)	Current yield as of April 30, 2023.
(m)	Represents a security purchased with cash collateral received for securities on loan.

Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 18,110	$ 276,404	$ (286,164)	$ —	$ —	$ 8,350	$ 222	$ —	8,350
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay Income Builder Fund

Foreign Currency Forward Contracts
As of April 30, 2023, the Fund held the following foreign currency forward contracts1:
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	13,249,000	USD	14,476,851	JPMorgan Chase Bank N.A.	5/9/23	$ 128,648
Total Unrealized Appreciation						128,648
AUD	23,293,000	USD	16,557,223	JPMorgan Chase Bank N.A.	5/9/23	(1,139,890)
JPY	2,564,705,000	USD	19,962,118	JPMorgan Chase Bank N.A.	5/9/23	(1,117,932)
USD	20,414,008	EUR	18,634,336	JPMorgan Chase Bank N.A.	5/9/23	(128,204)
USD	44,702	GBP	36,000	JPMorgan Chase Bank N.A.	5/9/23	(549)
Total Unrealized Depreciation						(2,386,575)
Net Unrealized Depreciation						$ (2,257,927)

1.	Foreign Currency Forward Contracts are subject to limitations such that they cannot be “sold or repurchased,” although the Fund would be able to exit the transaction through other means, such as through the execution of an offsetting transaction.
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
Russell 2000 E-Mini Index	243	June 2023	$ 22,401,303	$ 21,563,820	$ (837,483)
S&P 500 E-Mini Index	122	June 2023	24,664,078	25,549,850	885,772
U.S. Treasury 2 Year Notes	236	June 2023	48,167,404	48,654,719	487,315
U.S. Treasury 5 Year Notes	242	June 2023	25,952,237	26,557,610	605,373
U.S. Treasury 10 Year Notes	407	June 2023	45,936,436	46,887,672	951,236
U.S. Treasury 10 Year Ultra Bonds	333	June 2023	39,262,346	40,443,891	1,181,545
U.S. Treasury Ultra Bonds	85	June 2023	11,649,110	12,019,531	370,421
E-Mini Materials Select Sector Index	195	June 2023	16,630,870	16,711,500	80,630
E-Mini Energy Select Sector Index	390	June 2023	34,226,780	34,901,100	674,320
E-Mini Health Care Select Sector Index	118	June 2023	15,020,563	15,987,820	967,257
Yen Denominated Nikkei 225 Index	472	June 2023	48,793,042	50,345,627	1,552,585
Total Long Contracts					6,918,971
Short Contracts
Euro STOXX 50 Index	(869)	June 2023	(39,623,217)	(41,366,208)	(1,742,991)
FTSE 100 Index	(45)	June 2023	(4,357,809)	(4,446,539)	(88,730)
S&P E-Mini Commercial Service Equity Index	(180)	June 2023	(12,585,933)	(14,186,250)	(1,600,317)
U.S. Treasury Long Bonds	(12)	June 2023	(1,594,471)	(1,579,875)	14,596
E-Mini Utilities Select Sector Index	(263)	June 2023	(17,416,481)	(18,381,070)	(964,589)
Total Short Contracts					(4,382,031)
Net Unrealized Appreciation					$ 2,536,940

1.	As of April 30, 2023, cash in the amount of $16,720,311 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.

Abbreviation(s):
ADR—American Depositary Receipt
AUD—Australia Dollar
EUR—Euro
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
FREMF—Freddie Mac Multifamily
FTSE—Financial Times Stock Exchange
GBP—British Pound Sterling
GDR—Global Depositary Receipt
GNMA—Government National Mortgage Association
JPY—Japanese Yen
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USD—United States Dollar
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 50,182,878	$ —	$ 50,182,878
Corporate Bonds	—	199,245,629	—	199,245,629
Foreign Government Bonds	—	6,724,177	—	6,724,177
Loan Assignments	—	1,067,094	—	1,067,094
Mortgage-Backed Securities	—	145,796,714	—	145,796,714
Municipal Bond	—	1,335,920	—	1,335,920
U.S. Government & Federal Agencies	—	75,278,952	—	75,278,952
Total Long-Term Bonds	—	479,631,364	—	479,631,364
Common Stocks	615,011,057	—	—	615,011,057
Short-Term Investments
Affiliated Investment Company	8,349,914	—	—	8,349,914
Unaffiliated Investment Companies	6,612,432	—	—	6,612,432
Total Short-Term Investments	14,962,346	—	—	14,962,346
Total Investments in Securities	629,973,403	479,631,364	—	1,109,604,767
Other Financial Instruments (b)
Foreign Currency Forward Contracts	—	128,648	—	128,648
Futures Contracts	7,771,050	—	—	7,771,050
Total Other Financial Instruments	7,771,050	128,648	—	7,899,698
Total Investments in Securities and Other Financial Instruments	$ 637,744,453	$ 479,760,012	$ —	$ 1,117,504,465
Liability Valuation Inputs
Other Financial Instruments (b)
Foreign Currency Forward Contracts	$ —	$ (2,386,575)	$ —	$ (2,386,575)
Futures Contracts	(5,234,110)	—	—	(5,234,110)
Total Other Financial Instruments	$ (5,234,110)	$ (2,386,575)	$ —	$ (7,620,685)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay Income Builder Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,014,966,102) including securities on loan of $6,402,233	$1,101,254,853
Investment in affiliated investment companies, at value (identified cost $8,349,914)	8,349,914
Cash	132,632
Cash denominated in foreign currencies (identified cost $888,563)	887,988
Cash collateral on deposit at broker for futures contracts	16,720,311
Receivables:
Investment securities sold	7,099,043
Dividends and interest	5,982,645
Variation margin on futures contracts	2,446,375
Fund shares sold	685,856
Securities lending	16,529
Unrealized appreciation on foreign currency forward contracts	128,648
Other assets	141,971
Total assets	1,143,846,765
Liabilities
Cash collateral received for securities on loan	6,612,432
Due to custodian	13,350
Payables:
Investment securities purchased	9,190,487
Fund shares redeemed	950,642
Manager (See Note 3)	579,719
Transfer agent (See Note 3)	277,034
NYLIFE Distributors (See Note 3)	213,189
Shareholder communication	160,366
Professional fees	43,777
Custodian	20,128
Trustees	1,072
Accrued expenses	27,395
Distributions payable	185,688
Unrealized depreciation on foreign currency forward contracts	2,386,575
Total liabilities	20,661,854
Net assets	$1,123,184,911
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 621,091
Additional paid-in-capital	1,157,047,958
1,157,669,049
Total distributable earnings (loss)	(34,484,138)
Net assets	$1,123,184,911
Class A
Net assets applicable to outstanding shares	$671,781,829
Shares of beneficial interest outstanding	37,286,753
Net asset value per share outstanding	$ 18.02
Maximum sales charge (3.00% of offering price)	0.56
Maximum offering price per share outstanding	$ 18.58
Investor Class
Net assets applicable to outstanding shares	$ 62,873,440
Shares of beneficial interest outstanding	3,486,065
Net asset value per share outstanding	$ 18.04
Maximum sales charge (2.50% of offering price)	0.46
Maximum offering price per share outstanding	$ 18.50
Class B
Net assets applicable to outstanding shares	$ 6,579,426
Shares of beneficial interest outstanding	361,964
Net asset value and offering price per share outstanding	$ 18.18
Class C
Net assets applicable to outstanding shares	$ 66,679,291
Shares of beneficial interest outstanding	3,676,258
Net asset value and offering price per share outstanding	$ 18.14
Class I
Net assets applicable to outstanding shares	$309,044,715
Shares of beneficial interest outstanding	16,954,358
Net asset value and offering price per share outstanding	$ 18.23
Class R2
Net assets applicable to outstanding shares	$ 952,440
Shares of beneficial interest outstanding	52,844
Net asset value and offering price per share outstanding	$ 18.02
Class R3
Net assets applicable to outstanding shares	$ 2,447,379
Shares of beneficial interest outstanding	135,861
Net asset value and offering price per share outstanding	$ 18.01
Class R6
Net assets applicable to outstanding shares	$ 2,791,516
Shares of beneficial interest outstanding	153,102
Net asset value and offering price per share outstanding	$ 18.23
SIMPLE Class
Net assets applicable to outstanding shares	$ 34,875
Shares of beneficial interest outstanding	1,934
Net asset value and offering price per share outstanding	$ 18.03

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 12,011,817
Dividends-unaffiliated (net of foreign tax withholding of $431,197)	11,031,292
Dividends-affiliated	222,010
Securities lending, net	101,675
Total income	23,366,794
Expenses
Manager (See Note 3)	3,656,141
Distribution/Service—Class A (See Note 3)	839,083
Distribution/Service—Investor Class (See Note 3)	78,122
Distribution/Service—Class B (See Note 3)	38,223
Distribution/Service—Class C (See Note 3)	367,653
Distribution/Service—Class R2 (See Note 3)	2,027
Distribution/Service—Class R3 (See Note 3)	5,908
Distribution/Service—SIMPLE Class (See Note 3)	88
Transfer agent (See Note 3)	781,311
Professional fees	87,149
Registration	72,127
Custodian	58,207
Shareholder communication	35,961
Trustees	15,358
Shareholder service (See Note 3)	1,993
Miscellaneous	28,576
Total expenses before waiver/reimbursement	6,067,927
Expense waiver/reimbursement from Manager (See Note 3)	(4,900)
Reimbursement from prior custodian(a)	(2,293)
Net expenses	6,060,734
Net investment income (loss)	17,306,060
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(15,408,966)
Futures transactions	(15,325,987)
Foreign currency transactions	(278,227)
Foreign currency forward transactions	(55,806)
Net realized gain (loss)	(31,068,986)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	98,867,528
Futures contracts	3,104,437
Foreign currency forward contracts	(162,760)
Translation of other assets and liabilities in foreign currencies	1,264,603
Net change in unrealized appreciation (depreciation)	103,073,808
Net realized and unrealized gain (loss)	72,004,822
Net increase (decrease) in net assets resulting from operations	$ 89,310,882

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay Income Builder Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 17,306,060	$ 33,092,042
Net realized gain (loss)	(31,068,986)	(82,264,026)
Net change in unrealized appreciation (depreciation)	103,073,808	(202,526,363)
Net increase (decrease) in net assets resulting from operations	89,310,882	(251,698,347)
Distributions to shareholders:
Class A	(9,495,869)	(59,730,525)
Investor Class	(807,019)	(5,452,199)
Class B	(67,739)	(979,036)
Class C	(651,837)	(8,023,824)
Class I	(4,863,850)	(35,876,071)
Class R2	(19,717)	(207,016)
Class R3	(29,582)	(151,022)
Class R6	(328,858)	(8,154,514)
SIMPLE Class	(426)	(2,491)
	(16,264,897)	(118,576,698)
Distributions to shareholders from return of capital:
Class A	—	(465,612)
Investor Class	—	(42,501)
Class B	—	(7,632)
Class C	—	(62,547)
Class I	—	(279,661)
Class R2	—	(1,614)
Class R3	—	(1,177)
Class R6	—	(63,566)
SIMPLE Class	—	(19)
	—	(924,329)
Total distributions to shareholders	(16,264,897)	(119,501,027)
Capital share transactions:
Net proceeds from sales of shares	51,584,651	167,690,377
Net asset value of shares issued to shareholders in reinvestment of distributions	15,066,142	110,787,284
Cost of shares redeemed	(261,100,889)	(328,996,310)
Increase (decrease) in net assets derived from capital share transactions	(194,450,096)	(50,518,649)
Net increase (decrease) in net assets	(121,404,111)	(421,718,023)
	Six months ended April 30, 2023	Year ended October 31, 2022
Net Assets
Beginning of period	$1,244,589,022	$1,666,307,045
End of period	$1,123,184,911	$1,244,589,022

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 16.97	$ 21.75	$ 18.61	$ 19.96	$ 18.51	$ 19.97
Net investment income (loss) (a)	0.26	0.42	0.43	0.44	0.54	0.52
Net realized and unrealized gain (loss)	1.04	(3.63)	3.22	(0.61)	1.79	(0.97)
Total from investment operations	1.30	(3.21)	3.65	(0.17)	2.33	(0.45)
Less distributions:
From net investment income	(0.25)	(0.42)	(0.51)	(0.42)	(0.56)	(0.52)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.25)	(1.57)	(0.51)	(1.18)	(0.88)	(1.01)
Net asset value at end of period	$ 18.02	$ 16.97	$ 21.75	$ 18.61	$ 19.96	$ 18.51
Total investment return (b)	7.68%	(15.75)%	19.74%	(0.90)%	13.09%	(2.38)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.97%††	2.24%	2.04%	2.32%	2.83%	2.72%
Net expenses (c)	1.03%††	1.02%	0.99%	1.02%	1.02%	1.01%
Portfolio turnover rate	29%	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$ 671,782	$ 664,734	$ 818,764	$ 638,250	$ 625,049	$ 571,206

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 16.99	$ 21.77	$ 18.62	$ 19.98	$ 18.52	$ 19.99
Net investment income (loss) (a)	0.24	0.39	0.40	0.41	0.51	0.50
Net realized and unrealized gain (loss)	1.04	(3.63)	3.22	(0.62)	1.80	(0.98)
Total from investment operations	1.28	(3.24)	3.62	(0.21)	2.31	(0.48)
Less distributions:
From net investment income	(0.23)	(0.39)	(0.47)	(0.39)	(0.53)	(0.50)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.23)	(1.54)	(0.47)	(1.15)	(0.85)	(0.99)
Net asset value at end of period	$ 18.04	$ 16.99	$ 21.77	$ 18.62	$ 19.98	$ 18.52
Total investment return (b)	7.55%	(15.89)%	19.56%	(1.11)%	12.98%	(2.56)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.73%††	2.05%	1.88%	2.16%	2.70%	2.59%
Net expenses (c)	1.27%††	1.20%	1.18%	1.17%	1.16%	1.13%
Expenses (before waiver/reimbursement) (c)	1.28%††	1.20%	1.18%	1.17%	1.17%	1.14%
Portfolio turnover rate	29%	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000's)	$ 62,873	$ 60,808	$ 77,887	$ 79,992	$ 88,050	$ 85,132

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 17.12	$ 21.93	$ 18.75	$ 20.11	$ 18.64	$ 20.10
Net investment income (loss) (a)	0.17	0.25	0.24	0.27	0.37	0.36
Net realized and unrealized gain (loss)	1.05	(3.67)	3.25	(0.62)	1.81	(0.98)
Total from investment operations	1.22	(3.42)	3.49	(0.35)	2.18	(0.62)
Less distributions:
From net investment income	(0.16)	(0.24)	(0.31)	(0.25)	(0.39)	(0.35)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.16)	(1.39)	(0.31)	(1.01)	(0.71)	(0.84)
Net asset value at end of period	$ 18.18	$ 17.12	$ 21.93	$ 18.75	$ 20.11	$ 18.64
Total investment return (b)	7.14%	(16.56)%	18.69%	(1.84)%	12.11%	(3.22)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.95%††	1.28%	1.13%	1.42%	1.96%	1.85%
Net expenses (c)	2.02%††	1.95%	1.93%	1.92%	1.91%	1.88%
Expenses (before waiver/reimbursement) (c)	2.03%††	1.95%	1.93%	1.92%	1.92%	1.89%
Portfolio turnover rate	29%	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$ 6,579	$ 8,591	$ 16,789	$ 19,409	$ 26,396	$ 30,343

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 17.08	$ 21.88	$ 18.71	$ 20.07	$ 18.60	$ 20.07
Net investment income (loss) (a)	0.17	0.25	0.24	0.27	0.37	0.36
Net realized and unrealized gain (loss)	1.05	(3.66)	3.24	(0.62)	1.81	(0.99)
Total from investment operations	1.22	(3.41)	3.48	(0.35)	2.18	(0.63)
Less distributions:
From net investment income	(0.16)	(0.24)	(0.31)	(0.25)	(0.39)	(0.35)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.16)	(1.39)	(0.31)	(1.01)	(0.71)	(0.84)
Net asset value at end of period	$ 18.14	$ 17.08	$ 21.88	$ 18.71	$ 20.07	$ 18.60
Total investment return (b)	7.16%	(16.55)%	18.68%	(1.85)%	12.13%	(3.28)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.96%††	1.29%	1.13%	1.42%	1.95%	1.85%
Net expenses (c)	2.02%††	1.95%	1.93%	1.92%	1.91%	1.88%
Expenses (before waiver/reimbursement) (c)	2.03%††	1.95%	1.93%	1.92%	1.92%	1.89%
Portfolio turnover rate	29%	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$ 66,679	$ 76,894	$ 132,596	$ 148,220	$ 191,737	$ 212,400

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 17.17	$ 21.99	$ 18.80	$ 20.16	$ 18.68	$ 20.15
Net investment income (loss) (a)	0.29	0.48	0.49	0.49	0.59	0.58
Net realized and unrealized gain (loss)	1.04	(3.68)	3.26	(0.62)	1.82	(0.99)
Total from investment operations	1.33	(3.20)	3.75	(0.13)	2.41	(0.41)
Less distributions:
From net investment income	(0.27)	(0.47)	(0.56)	(0.47)	(0.61)	(0.57)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.27)	(1.62)	(0.56)	(1.23)	(0.93)	(1.06)
Net asset value at end of period	$ 18.23	$ 17.17	$ 21.99	$ 18.80	$ 20.16	$ 18.68
Total investment return (b)	7.78%	(15.55)%	20.10%	(0.69)%	13.41%	(2.17)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.21%††	2.48%	2.30%	2.57%	3.09%	3.03%
Net expenses (c)	0.78%††	0.77%	0.74%	0.77%	0.77%	0.76%
Portfolio turnover rate	29%	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$ 309,045	$ 339,868	$ 505,806	$ 448,922	$ 484,614	$ 499,675

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 16.97	$ 21.75	$ 18.61	$ 19.95	$ 18.50	$ 19.96
Net investment income (loss) (a)	0.25	0.41	0.41	0.42	0.52	0.50
Net realized and unrealized gain (loss)	1.04	(3.64)	3.22	(0.59)	1.79	(0.97)
Total from investment operations	1.29	(3.23)	3.63	(0.17)	2.31	(0.47)
Less distributions:
From net investment income	(0.24)	(0.40)	(0.49)	(0.41)	(0.54)	(0.50)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.24)	(1.55)	(0.49)	(1.17)	(0.86)	(0.99)
Net asset value at end of period	$ 18.02	$ 16.97	$ 21.75	$ 18.61	$ 19.95	$ 18.50
Total investment return (b)	7.60%	(15.84)%	19.68%	(1.00)%	12.98%	(2.48)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.84%††	2.15%	1.96%	2.21%	2.77%	2.61%
Net expenses (c)	1.13%††	1.12%	1.09%	1.11%	1.12%	1.11%
Portfolio turnover rate	29%	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$ 952	$ 1,713	$ 2,961	$ 3,044	$ 2,524	$ 3,587

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 16.97	$ 21.75	$ 18.61	$ 19.96	$ 18.51	$ 19.97
Net investment income (loss) (a)	0.23	0.36	0.36	0.37	0.45	0.42
Net realized and unrealized gain (loss)	1.03	(3.64)	3.22	(0.60)	1.82	(0.94)
Total from investment operations	1.26	(3.28)	3.58	(0.23)	2.27	(0.52)
Less distributions:
From net investment income	(0.22)	(0.35)	(0.44)	(0.36)	(0.50)	(0.45)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)	(0.49)
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.22)	(1.50)	(0.44)	(1.12)	(0.82)	(0.94)
Net asset value at end of period	$ 18.01	$ 16.97	$ 21.75	$ 18.61	$ 19.96	$ 18.51
Total investment return (b)	7.44%	(16.09)%	19.39%	(1.24)%	12.70%	(2.73)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.62%††	1.90%	1.70%	1.97%	2.34%	2.19%
Net expenses (c)	1.38%††	1.37%	1.34%	1.37%	1.36%	1.35%
Portfolio turnover rate	29%	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$ 2,447	$ 2,255	$ 2,088	$ 1,196	$ 590	$ 136

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay Income Builder Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,				February 28, 2018^ through October 31, 2018
Class R6		2022	2021	2020	2019
Net asset value at beginning of period	$ 17.17	$ 21.99	$ 18.80	$ 20.16	$ 18.68	$ 19.19
Net investment income (loss) (a)	0.29	0.49	0.51	0.51	0.61	0.33
Net realized and unrealized gain (loss)	1.05	(3.67)	3.26	(0.62)	1.82	(0.44)
Total from investment operations	1.34	(3.18)	3.77	(0.11)	2.43	(0.11)
Less distributions:
From net investment income	(0.28)	(0.49)	(0.58)	(0.49)	(0.63)	(0.40)
From net realized gain on investments	—	(1.14)	—	(0.76)	(0.32)	—
Return of capital	—	(0.01)	—	—	—	—
Total distributions	(0.28)	(1.64)	(0.58)	(1.25)	(0.95)	(0.40)
Net asset value at end of period	$ 18.23	$ 17.17	$ 21.99	$ 18.80	$ 20.16	$ 18.68
Total investment return (b)	7.83%	(15.48)%	20.20%	(0.60)%	13.52%	(0.61)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.26%††	2.57%	2.38%	2.67%	3.18%	2.55%††
Net expenses (c)	0.69%††	0.68%	0.66%	0.67%	0.67%	0.66%††
Portfolio turnover rate	29%	61%	57%(d)	65%(d)	62%(d)	44%(d)
Net assets at end of period (in 000’s)	$ 2,792	$ 89,692	$ 109,387	$ 91,551	$ 101,685	$ 94,869

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56%, 62%, 54% and 36% for the years ended October 31, 2021, 2020, 2019 and 2018, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 16.99	$ 21.78	$ 18.62	$ 19.33
Net investment income (loss) (a)	0.23	0.20	0.34	0.04
Net realized and unrealized gain (loss)	1.03	(3.50)	3.24	(0.69)
Total from investment operations	1.26	(3.30)	3.58	(0.65)
Less distributions:
From net investment income	(0.22)	(0.34)	(0.42)	(0.06)
From net realized gain on investments	—	(1.14)	—	—
Return of capital	—	(0.01)	—	—
Total distributions	(0.22)	(1.49)	(0.42)	(0.06)
Net asset value at end of period	$ 18.03	$ 16.99	$ 21.78	$ 18.62
Total investment return (b)	7.42%	(16.10)%	19.26%	(3.39)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.56%††	1.06%	1.61%	1.62%††
Net expenses (c)	1.41%††	1.45%	1.43%	1.43%††
Portfolio turnover rate	29%	61%	57%(d)	65%(d)
Net assets at end of period (in 000’s)	$ 35	$ 34	$ 29	$ 24

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rates not including mortgage dollar rolls were 56% and 62% for the years ended October 31, 2021 and 2020 respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay Income Builder Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Income Builder Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	December 29, 1987
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 27, 2015
Class R3	February 29, 2016
Class R6	February 28, 2018
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder has held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek current income consistent with reasonable opportunity for future growth of capital and income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions;

43

Notes to Financial Statements (Unaudited) (continued)
providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or

44	MainStay Income Builder Fund

otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisors. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisors, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Foreign currency forward contracts are valued at their fair market values measured on the basis of the mean between the last current bid and ask prices based on dealer or exchange quotations and are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between
45

Notes to Financial Statements (Unaudited) (continued)
such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisors might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisors reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities, to the extent the Fund held any such securities during the six-month period ended April 30, 2023, is accreted daily based on the effective interest method.

46	MainStay Income Builder Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(I) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to
47

Notes to Financial Statements (Unaudited) (continued)
the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2023, the Fund did not hold any unfunded commitments.
(J) Foreign Currency Forward Contracts. The Fund may enter into foreign currency forward contracts, which are agreements to buy or sell foreign currencies on a specified future date at a specified rate. The Fund is subject to foreign currency exchange rate risk in the normal course of investing in these transactions. During the period the forward contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. Cash movement occurs on the settlement date. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract. The Fund may purchase and sell foreign currency forward contracts for purposes of seeking to enhance portfolio returns and manage portfolio risk more efficiently. Foreign currency forward contracts may also be used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. Foreign currency forward contracts to purchase or sell a foreign currency may also be used in anticipation of future purchases or sales of securities denominated in foreign currency, even if the specific investments have not yet been selected.
The use of foreign currency forward contracts involves, to varying degrees, elements of risk in excess of the amount recognized in the Statement of Assets and Liabilities, including counterparty risk, market risk, leverage risk, operational risk, legal risk and liquidity risk. Counterparty risk is heightened for these instruments because foreign currency forward contracts are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations under such contracts. Thus, the Fund faces the risk that its counterparties under such contracts may not perform their obligations. Market risk is the risk that the value of a foreign currency forward contract will depreciate due to unfavorable changes in exchange rates. Liquidity risk arises because the secondary market for foreign currency forward contracts may have less liquidity relative to markets for other securities and financial instruments. Liquidity risk also can arise when forward currency contracts create margin or settlement payment obligations for the Fund. Leverage risk is the risk that a foreign currency forward contract can magnify the Fund's gains and losses. Operational risk refers to risk related to potential operational issues (including documentation issues, settlement issues, systems failures, inadequate controls and human error), and legal risk refers to insufficient documentation, insufficient capacity or authority of the counterparty, or legality or enforceability of a foreign currency forward contract. Risks also arise from the possible movements in the foreign exchange rates underlying these instruments. While the Fund may enter into forward contracts to reduce currency exchange risks, changes in currency exchange rates may result in poorer overall performance for the Fund than if it had not engaged in such transactions. Exchange rate movements can be large, depending on the currency, and can last for extended periods of time, affecting the value of the Fund's assets. Moreover, there may be an imperfect correlation between the Fund's holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to the risk of currency exchange loss. The unrealized appreciation (depreciation) on forward contracts also reflects the Fund's exposure at the valuation date to credit loss in the event of a counterparty’s failure to perform its obligations. Open foreign currency forward contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(K) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(L) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be

48	MainStay Income Builder Fund

invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(M) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(N) Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
The Fund may invest in high-yield debt securities (sometimes called “junk bonds”), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(O) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement,
49

Notes to Financial Statements (Unaudited) (continued)
the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(P) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(Q) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(R) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into Treasury futures contracts to hedge against anticipated changes in interest rates that might otherwise have an adverse effect upon the value of the Fund’s securities. The Fund also entered into domestic and foreign equity index futures contracts to increase the equity sensitivity to the Fund.
Foreign currency forward contracts were used to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

50	MainStay Income Builder Fund

Fair value of derivative instruments as of April 30, 2023:
Asset Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$ —	$4,160,564	$3,610,486	$7,771,050
Forward Contracts - Unrealized appreciation on foreign currency forward contracts	128,648	—	—	128,648
Total Fair Value	$128,648	$4,160,564	$3,610,486	$7,899,698

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Foreign Exchange Contracts Risk	Equity Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$ —	$(5,234,110)	$(5,234,110)
Forward Contracts - Unrealized depreciation on foreign currency forward contracts	(2,386,575)	—	(2,386,575)
Total Fair Value	$(2,386,575)	$(5,234,110)	$(7,620,685)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(9,973,710)	$(5,352,277)	$(15,325,987)
Forward Contracts	(55,806)	—	—	(55,806)
Total Net Realized Gain (Loss)	$(55,806)	$(9,973,710)	$(5,352,277)	$(15,381,793)

Net Change in Unrealized Appreciation (Depreciation)	Foreign Exchange Contracts Risk	Equity Contracts Risk	Interest Rate Contracts Risk	Total
Futures Contracts	$ —	$(8,092,700)	$11,197,137	$3,104,437
Forward Contracts	(162,760)	—	—	(162,760)
Total Net Change in Unrealized Appreciation (Depreciation)	$(162,760)	$(8,092,700)	$11,197,137	$2,941,677

Average Notional Amount	Total
Futures Contracts Long	$354,774,260
Futures Contracts Short	$ (92,368,151)
Forward Contracts Long	$ 46,625,818
Forward Contracts Short	$ (29,164,770)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisors. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund.
Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, MacKay Shields LLC ("MacKay Shields" or "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the fixed-income portion of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement with New York Life Investments, Epoch Investment Partners, Inc. (“Epoch” or “Subadvisor” and, together with MacKay Shields, the “Subadvisors”), a registered investment adviser, also serves as a Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the equity
51

Notes to Financial Statements (Unaudited) (continued)
portion of the Fund. Asset allocation decisions for the Fund are made by a committee chaired by New York Life Investments in collaboration with MacKay. New York Life Investments pays for the services of the Subadvisors.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.64% up to $500 million; 0.60% from $500 million to $1 billion; 0.575% from $1 billion to $5 billion; and 0.565% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2023, the effective management fee rate was 0.63%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $3,656,141 and waived fees and/or reimbursed expenses in the amount of $4,900 and paid MacKay Shields and Epoch fees of $849,340 and $1,003,564, respectively.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$ 811
Class R3	1,182
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $10,659 and $1,784, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $8,651, $140 and $1,092, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent

52	MainStay Income Builder Fund

services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$352,799	$ —
Investor Class	111,221	(2,089)
Class B	13,626	(273)
Class C	130,954	(2,538)
Class I	170,035	—
Class R2	854	—
Class R3	1,242	—
Class R6	539	—
SIMPLE Class	41	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R2	$33,058	3.5%
Class R6	30,637	1.1
SIMPLE Class	25,910	74.3
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,025,462,624	$144,356,741	$(60,214,598)	$84,142,143
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $88,545,335, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$47,850	$40,696
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 66,389,313
Long-Term Capital Gains	52,187,385
Return of Capital	924,329
Total	$119,501,027

Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the
53

Notes to Financial Statements (Unaudited) (continued)
agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of U.S. government securities were $136,112 and $127,001, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $196,814 and $399,693, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,502,284	$ 26,699,608
Shares issued to shareholders in reinvestment of distributions	504,502	9,030,707
Shares redeemed	(4,001,472)	(71,059,454)
Net increase (decrease) in shares outstanding before conversion	(1,994,686)	(35,329,139)
Shares converted into Class A (See Note 1)	147,006	2,596,790
Shares converted from Class A (See Note 1)	(36,449)	(654,244)
Net increase (decrease)	(1,884,129)	$ (33,386,593)
Year ended October 31, 2022:
Shares sold	4,935,609	$ 96,706,936
Shares issued to shareholders in reinvestment of distributions	2,860,432	57,239,717
Shares redeemed	(6,544,111)	(123,051,601)
Net increase (decrease) in shares outstanding before conversion	1,251,930	30,895,052
Shares converted into Class A (See Note 1)	302,634	5,914,240
Shares converted from Class A (See Note 1)	(20,489)	(355,945)
Net increase (decrease)	1,534,075	$ 36,453,347

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	58,546	$ 1,050,640
Shares issued to shareholders in reinvestment of distributions	44,850	803,468
Shares redeemed	(152,970)	(2,729,204)
Net increase (decrease) in shares outstanding before conversion	(49,574)	(875,096)
Shares converted into Investor Class (See Note 1)	36,486	655,491
Shares converted from Investor Class (See Note 1)	(80,311)	(1,416,869)
Net increase (decrease)	(93,399)	$ (1,636,474)
Year ended October 31, 2022:
Shares sold	128,019	$ 2,468,885
Shares issued to shareholders in reinvestment of distributions	272,544	5,471,647
Shares redeemed	(291,315)	(5,532,511)
Net increase (decrease) in shares outstanding before conversion	109,248	2,408,021
Shares converted into Investor Class (See Note 1)	57,030	1,086,744
Shares converted from Investor Class (See Note 1)	(163,760)	(3,290,675)
Net increase (decrease)	2,518	$ 204,090

54	MainStay Income Builder Fund

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	385	$ 6,952
Shares issued to shareholders in reinvestment of distributions	3,215	58,003
Shares redeemed	(85,804)	(1,527,545)
Net increase (decrease) in shares outstanding before conversion	(82,204)	(1,462,590)
Shares converted from Class B (See Note 1)	(57,709)	(1,036,782)
Net increase (decrease)	(139,913)	$ (2,499,372)
Year ended October 31, 2022:
Shares sold	10,687	$ 217,721
Shares issued to shareholders in reinvestment of distributions	38,866	794,933
Shares redeemed	(197,793)	(3,825,274)
Net increase (decrease) in shares outstanding before conversion	(148,240)	(2,812,620)
Shares converted from Class B (See Note 1)	(115,518)	(2,199,922)
Net increase (decrease)	(263,758)	$ (5,012,542)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	95,079	$ 1,700,766
Shares issued to shareholders in reinvestment of distributions	34,701	624,715
Shares redeemed	(902,325)	(16,143,681)
Net increase (decrease) in shares outstanding before conversion	(772,545)	(13,818,200)
Shares converted from Class C (See Note 1)	(52,628)	(940,566)
Net increase (decrease)	(825,173)	$ (14,758,766)
Year ended October 31, 2022:
Shares sold	215,648	$ 4,232,502
Shares issued to shareholders in reinvestment of distributions	380,683	7,762,048
Shares redeemed	(2,070,323)	(39,389,776)
Net increase (decrease) in shares outstanding before conversion	(1,473,992)	(27,395,226)
Shares converted from Class C (See Note 1)	(84,014)	(1,597,417)
Net increase (decrease)	(1,558,006)	$ (28,992,643)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,087,808	$ 19,607,529
Shares issued to shareholders in reinvestment of distributions	232,678	4,214,023
Shares redeemed	(4,208,702)	(75,591,158)
Net increase (decrease) in shares outstanding before conversion	(2,888,216)	(51,769,606)
Shares converted into Class I (See Note 1)	46,158	836,057
Shares converted from Class I (See Note 1)	(2,186)	(39,877)
Net increase (decrease)	(2,844,244)	$ (50,973,426)
Year ended October 31, 2022:
Shares sold	2,794,118	$ 54,209,049
Shares issued to shareholders in reinvestment of distributions	1,544,583	31,269,065
Shares redeemed	(7,570,244)	(144,284,186)
Net increase (decrease) in shares outstanding before conversion	(3,231,543)	(58,806,072)
Shares converted into Class I (See Note 1)	28,295	491,409
Shares converted from Class I (See Note 1)	(2,909)	(48,434)
Net increase (decrease)	(3,206,157)	$ (58,363,097)

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,242	$ 22,214
Shares issued to shareholders in reinvestment of distributions	507	9,091
Shares redeemed	(49,828)	(871,185)
Net increase (decrease)	(48,079)	$ (839,880)
Year ended October 31, 2022:
Shares sold	10,493	$ 205,155
Shares issued to shareholders in reinvestment of distributions	2,953	59,140
Shares redeemed	(48,655)	(863,716)
Net increase (decrease)	(35,209)	$ (599,421)

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	28,884	$ 514,530
Shares issued to shareholders in reinvestment of distributions	1,620	28,984
Shares redeemed	(27,523)	(492,613)
Net increase (decrease)	2,981	$ 50,901
Year ended October 31, 2022:
Shares sold	40,831	$ 769,068
Shares issued to shareholders in reinvestment of distributions	7,538	150,568
Shares redeemed	(11,447)	(207,471)
Net increase (decrease)	36,922	$ 712,165

55

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	109,800	$ 1,980,259
Shares issued to shareholders in reinvestment of distributions	16,297	296,725
Shares redeemed	(5,196,837)	(92,681,774)
Net increase (decrease)	(5,070,740)	$ (90,404,790)
Year ended October 31, 2022:
Shares sold	461,312	$ 8,868,522
Shares issued to shareholders in reinvestment of distributions	398,256	8,037,656
Shares redeemed	(609,827)	(11,840,855)
Net increase (decrease)	249,741	$ 5,065,323

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	121	$ 2,153
Shares issued to shareholders in reinvestment of distributions	24	426
Shares redeemed	(235)	(4,275)
Net increase (decrease)	(90)	$ (1,696)
Year ended October 31, 2022:
Shares sold	620	$ 12,539
Shares issued to shareholders in reinvestment of distributions	125	2,510
Shares redeemed	(44)	(920)
Net increase (decrease)	701	$ 14,129
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

56	MainStay Income Builder Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Income Builder Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreements between New York Life Investments and each of MacKay Shields LLC (“MacKay”) and Epoch Investment Partners, Inc. (“Epoch” ) with respect to the Fund (collectively, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments, MacKay and Epoch in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments, MacKay and Epoch in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments, MacKay and/or Epoch that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually,
MacKay and Epoch personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments, MacKay and Epoch; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments, MacKay and Epoch; (iii) the costs of the services provided, and profits realized, by New York Life Investments, MacKay and Epoch with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to

57

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (Unaudited) (continued)
each Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments, MacKay and Epoch. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments, MacKay and Epoch resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments, MacKay and Epoch
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay and Epoch, evaluating the performance of MacKay and Epoch, making recommendations to the Board as to whether the Subadvisory Agreements should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund including New York Life Investments’ oversight and due diligence reviews of MacKay and Epoch and ongoing analysis of, and interactions with, MacKay and Epoch with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s and Epoch’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay and Epoch provide to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s and Epoch’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s and Epoch’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay and Epoch. The Board considered New York Life Investments’, MacKay’s and Epoch’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments, MacKay and Epoch and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s and Epoch’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.

58	MainStay Income Builder Fund

In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments, MacKay or Epoch had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments, MacKay and Epoch
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate. With respect to the profitability of Epoch’s relationship with the Fund, the Board considered information from New York Life Investments that Epoch’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Epoch’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments, MacKay and Epoch and profits realized by New York Life Investments and its affiliates, including MacKay, and Epoch, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, and Epoch’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund and that New York Life Investments is responsible for paying the subadvisory fees for the Fund. The Board also considered the financial resources of New York Life Investments, MacKay and Epoch and acknowledged that New York Life Investments, MacKay and Epoch must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments, MacKay and Epoch to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, and Epoch and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for
59

Board Consideration and Approval of Management Agreement and Subadvisory Agreements  (Unaudited) (continued)
example, the benefits to MacKay and Epoch from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay and Epoch in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Epoch and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and Epoch that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable and other expected benefits that may accrue to Epoch and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Epoch, the Board considered that any profits realized by Epoch due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Epoch, acknowledging that any such profits are based on the subadvisory fee paid to Epoch by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay and Epoch is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fees paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments, MacKay and Epoch on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small

60	MainStay Income Builder Fund

accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
61

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
62	MainStay Income Builder Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
63

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022189MS043-23	MSIB10-06/23
(NYLIM) NL216

MainStay MacKay Convertible Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	1/3/1995	-6.52%	-9.07%	7.44%	8.39%	0.92%
		Excluding sales charges		-1.08	-3.78	8.66	9.00	0.92
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	-6.14	-8.83	7.23	8.19	1.11
		Excluding sales charges		-1.20	-4.03	8.46	8.80	1.11
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	5/1/1986	-6.31	-9.32	7.35	7.99	1.86
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		-1.54	-4.71	7.64	7.99	1.86
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	-2.50	-5.64	7.64	7.99	1.86
	if Redeemed Within One Year of Purchase	Excluding sales charges		-1.55	-4.72	7.64	7.99	1.86
Class I Shares	No Sales Charge		11/28/2008	-0.91	-3.48	9.04	9.34	0.67

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA U.S. Convertible Index[2]	0.65%	-5.37%	9.31%	9.28%
Morningstar Convertibles Category Average[3]	1.22	-5.62	7.46	7.72

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The ICE BofA U.S. Convertible Index is the Fund’s primary broad–based securities market index for comparison purposes. The ICE BofA U.S. Convertible Index is a market-capitalization weighted index of domestic corporate convertible securities. In order to be included in this Index, bonds and preferred stocks must be convertible only to common stock.
3.	The Morningstar Convertibles Category Average is representative of funds that are designed to offer some of the capital-appreciation potential of stock funds while also supplying some of the safety and yield of bond funds. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Convertible Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Convertible Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$989.20	$4.64	$1,020.13	$4.71	0.94%
Investor Class Shares	$1,000.00	$988.00	$5.82	$1,018.94	$5.91	1.18%
Class B Shares	$1,000.00	$984.60	$9.50	$1,015.22	$9.64	1.93%
Class C Shares	$1,000.00	$984.50	$9.50	$1,015.22	$9.64	1.93%
Class I Shares	$1,000.00	$990.90	$3.01	$1,021.77	$3.06	0.61%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Palo Alto Networks, Inc., 0.375%-0.75%, due 7/1/23–6/1/25
2.	NICE Ltd., (zero coupon), due 9/15/25
3.	EQT Corp., 1.75%, due 5/1/26
4.	BioMarin Pharmaceutical, Inc., 1.25%, due 5/15/27
5.	Microchip Technology, Inc., 0.125%, due 11/15/24
6.	Pioneer Natural Resources Co., 0.25%, due 5/15/25
7.	Southwest Airlines Co., 1.25%, due 5/1/25
8.	Liberty Media Corp., 2.25%-3.75%, due 8/15/27–3/15/28
9.	Helix Energy Solutions Group, Inc., 6.75%, due 2/15/26
10.	Lantheus Holdings, Inc., 2.625%, due 12/15/27

8	MainStay MacKay Convertible Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Edward Silverstein, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Convertible Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay Convertible Fund returned –0.91%, underperforming the 0.65% return of the Fund’s benchmark, the ICE BofA U.S. Convertible Index (the "Index"). Over the same period, Class I shares also underperformed the 1.22% return of the Morningstar Convertibles Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Relative to the Index, the Fund’s performance was negatively impacted by overweight exposure to the energy sector, which performed poorly, and underperformance by holdings of two securities—Danaher in the health care sector and Chart Industries in the industrials sector.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
The reporting period was characterized by relatively low volatility in the U.S. convertible market. Convertible performance is highly correlated to the performance of the equites of the issuers of the convertible securities. Equity performance was mixed; the S&P 500® Index2 was up over 8.5% during the reporting period while the broader, more small-cap focused Russell 2000® Index3 was down nearly 3.5% over the same period. This mixed equity performance led to relatively muted convertible performance, with more than 100% of the Index’s modest appreciation attributable to interest and dividend income.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Relative to the Index, the consumer discretionary sector made the strongest positive contribution to the Fund’s relative performance, due to favorable stock selection. (Contributions take weightings and total returns into account.) In addition, underweight exposure to the materials and communication services sectors made a positive contribution on a relative basis. Conversely, an overweight position and security selection in the energy sector, along with security selection in industrials, undermined relative returns. Finally, an underweight position and security selection in the financials sector weakened relative returns.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The three strongest contributors to the Fund’s absolute performance were concentrated in the health care sector. They included overweight positions in Exact Sciences, Lantheus and CONMED, all of which remained in the portfolio as of the end of the reporting period. The convertible bonds of all three securities advanced in the wake of better-than-expected sales and earnings results. Exact Sciences rose as sales of its Cologuard product for the detection of colon cancer continued to gain acceptance as a less invasive alternative to a colonoscopy. The convertible bonds of Lantheus, a developer and manufacturer of medical imaging agents, rose as the company reported better-than-expected sales of Pylarify, its lead product, which is used to delineate the spread of prostate cancer. The convertible bonds of surgical products manufacturer CONMED rose after the company reported better-than-expected first quarter 2023 sales. In addition, the company raised its sales and earnings guidance for the full calendar year.
The Fund’s three worst-performing securities were in the energy, industrials and health care sectors. The most significant detractor on an absolute basis was oil exploration & production company Pioneer Natural Resources. The company’s common shares and convertible bonds fell in sympathy with the price of crude oil. Although the company hedges much of its energy production, over the longer-term, the company is almost entirely dependent on the market price of crude oil for its profits. The Fund’s second-most significant detractor from performance was the convertible bond holding of industrial manufacturer Chart Industries. The common shares and convertible bonds of Chart fell sharply at the end of 2022 after the company announced that it had entered into an agreement to acquire Howden Industries, a manufacturer of equipment for energy and mining uses. Investors believed that the acquisition was ill-conceived and poorly-timed, as it required Chart to take on a significant amount of debt at a time of relatively high interest rates. This also diluted the premium valuation that Chart’s share price had enjoyed as the leading manufacturer in the fast-growing, niche business of liquefying natural gas. The third-worst performer in absolute terms was the convertible preferred shares of health care and diagnostic equipment manufacturer Danaher. The decline was largely due to investor fears that the company’s sales growth rate would slow as revenue related to COVID-19 diagnostic equipment subsided. Danaher’s convertible preferred shares matured on April 15, 2023, and are no longer in the portfolio.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
9

What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in the convertible bonds of Lantheus, Rivian Automotive and Array Technologies. We initiated the position in Lantheus on the initial public offering of the convertible notes. The company has a fast-growing business developing and marketing medical imaging products that are relatively immune to the economic cycle. In addition, the company has a strong balance sheet and generates significant free cash flow. We initiated the position in the convertible bonds of Rivian Automotive on the initial public offering of those bonds. Although the company burned through more than $6 billion of cash last year, we believe that burn rate will slow as the company is able to spread its large, fixed costs over a rapidly growing production base. The company’s electric vehicles have been well-received by consumers and are innovative and relatively unique. We also purchased the convertible bonds of solar equipment manufacturer Array Technologies. Array manufactures ground-based solar tracking systems, which reposition the solar panels throughout the day to maximize the panels’ exposure to sunlight. The company generates free cash flow and should benefit from government incentives designed to encourage the purchase of solar equipment manufactured in the United States.
During the same period, we made several notable sales of Fund holdings. We trimmed the Fund’s two largest energy-related holdings, EQT Corp and Pioneer Natural Resources. Both positions grew in size through appreciation since their initial purchase in 2020. As both bonds increased in price, they became very equity sensitive with little downside protection. In addition to decreasing the position size of each holding, we also sought to decrease the Fund’s exposure to the energy sector in general. Two very large holdings exited the portfolio through a maturity and a call of the bond by the issuer: the convertible preferred shares of Danaher matured in April, and the convertible bonds of health insurer Elevance were called by the issuer in February. Lastly, we sold the Fund’s entire holding of the convertible bonds of pay TV provider DISH Networks, as we believe the company may have difficulty refinancing its large debt burden when some of its larger maturities come due in 2025. We do not anticipate much residual value for DISH’s subordinated convertible debt holders in the event the company goes through a financial restructuring.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the Fund’s sector positioning. At the margin, the Fund increased its exposure to the utilities, energy and consumer staples sectors, and reduced its exposure to the materials, communication services, financials and information technology sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held overweight exposure to the energy and consumer staples sectors. As of the same date, the Fund held underweight exposure to the financials, communication services, information technology, utilities, consumer discretionary, materials and heath care sectors.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Convertible Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 1.7%
Corporate Bonds 1.7%
Biotechnology 0.3%
Bridgebio Pharma, Inc.
2.50%, due 3/15/27	$ 6,975,000	$ 5,066,963
Leisure Time 0.3%
NCL Corp. Ltd.
5.375%, due 8/1/25	4,670,000	4,982,890
Oil & Gas 0.1%
Valaris Ltd.
Series 1145
8.25% (8.25% Cash or 12.00% PIK), due 4/30/28 (a)	1,461,000	1,518,709
Oil & Gas Services 0.0% ‡
Weatherford International Ltd.
11.00%, due 12/1/24 (b)	82,000	84,448
Semiconductors 0.7%
Silicon Laboratories, Inc.
0.625%, due 6/15/25	8,770,000	10,557,674
Software 0.3%
Five9, Inc.
0.50%, due 6/1/25	4,675,000	4,312,809
Total Corporate Bonds (Cost $27,471,491)		26,523,493
Total Long-Term Bonds (Cost $27,471,491)		26,523,493
Convertible Securities 85.0%
Convertible Bonds 78.2%
Airlines 2.6%
American Airlines Group, Inc.
6.50%, due 7/1/25	7,040,000	7,839,040
JetBlue Airways Corp.
0.50%, due 4/1/26	4,632,000	3,631,950
Southwest Airlines Co.
1.25%, due 5/1/25	27,566,000	29,612,775
		41,083,765
Auto Manufacturers 2.2%
Ford Motor Co.
(zero coupon), due 3/15/26	27,838,000	27,295,159
	Principal Amount	Value

Auto Manufacturers (continued)
Rivian Automotive, Inc.
4.625%, due 3/15/29 (b)	$ 8,144,000	$ 7,565,776
		34,860,935
Beverages 1.5%
MGP Ingredients, Inc.
1.875%, due 11/15/41	19,959,000	23,691,333
Biotechnology 5.0%
Alnylam Pharmaceuticals, Inc.
1.00%, due 9/15/27 (b)	5,460,000	5,445,265
BioMarin Pharmaceutical, Inc.
1.25%, due 5/15/27 (c)	34,659,000	35,943,013
Guardant Health, Inc.
(zero coupon), due 11/15/27	7,026,000	4,746,123
Halozyme Therapeutics, Inc.
1.00%, due 8/15/28 (b)	8,000,000	7,025,000
Illumina, Inc.
(zero coupon), due 8/15/23	18,223,000	18,004,697
Ionis Pharmaceuticals, Inc.
(zero coupon), due 4/1/26	9,349,000	8,589,394
		79,753,492
Commercial Services 3.8%
Alarm.com Holdings, Inc.
(zero coupon), due 1/15/26	3,775,000	3,199,329
Block, Inc.
0.125%, due 3/1/25	19,416,000	18,183,084
Chegg, Inc.
(zero coupon), due 9/1/26	8,817,000	7,139,191
Euronet Worldwide, Inc.
0.75%, due 3/15/49 (c)	11,900,000	11,548,950
Repay Holdings Corp.
(zero coupon), due 2/1/26 (b)	2,525,000	1,910,162
Sabre GLBL, Inc.
4.00%, due 4/15/25	1,835,000	1,616,357
Shift4 Payments, Inc.
(zero coupon), due 12/15/25	14,428,000	15,805,874
		59,402,947
Computers 2.2%
Lumentum Holdings, Inc.
0.50%, due 12/15/26	25,385,000	21,615,328
Parsons Corp.
0.25%, due 8/15/25	4,641,000	5,040,126
Zscaler, Inc.
0.125%, due 7/1/25	8,613,000	8,363,223
		35,018,677

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Convertible Bonds (continued)
Cosmetics & Personal Care 0.5%
Beauty Health Co. (The)
1.25%, due 10/1/26 (b)	$ 10,567,000	$ 8,691,358
Electric 1.5%
NRG Energy, Inc.
2.75%, due 6/1/48	23,454,000	24,216,255
Energy-Alternate Sources 2.6%
Array Technologies, Inc.
1.00%, due 12/1/28	7,636,000	8,025,436
Enphase Energy, Inc.
(zero coupon), due 3/1/26	15,816,000	15,143,820
NextEra Energy Partners LP
(zero coupon), due 11/15/25 (b)	9,417,000	8,635,389
SolarEdge Technologies, Inc.
(zero coupon), due 9/15/25	7,790,000	9,702,445
		41,507,090
Entertainment 2.2%
Live Nation Entertainment, Inc.
3.125%, due 1/15/29 (b)	5,685,000	5,508,765
Marriott Vacations Worldwide Corp.
(zero coupon), due 1/15/26	3,110,000	3,024,475
Vail Resorts, Inc.
(zero coupon), due 1/1/26 (c)	28,521,000	25,936,284
		34,469,524
Food 1.0%
Chefs' Warehouse, Inc. (The)
2.375%, due 12/15/28 (b)	11,305,000	11,432,180
Post Holdings, Inc.
2.50%, due 8/15/27 (b)	4,561,000	4,799,540
		16,231,720
Healthcare-Products 7.1%
CONMED Corp.
2.25%, due 6/15/27 (b)	23,095,000	25,092,717
Exact Sciences Corp.
0.375%, due 3/1/28	22,800,000	19,877,204
Haemonetics Corp.
(zero coupon), due 3/1/26	9,226,000	7,905,743
Integer Holdings Corp.
2.125%, due 2/15/28 (b)	12,673,000	14,447,220
Integra LifeSciences Holdings Corp.
0.50%, due 8/15/25	8,670,000	8,418,570
Lantheus Holdings, Inc.
2.625%, due 12/15/27 (b)	20,577,000	27,358,198
	Principal Amount	Value

Healthcare-Products (continued)
NuVasive, Inc.
0.375%, due 3/15/25	$ 8,085,000	$ 7,260,330
Omnicell, Inc.
0.25%, due 9/15/25	2,760,000	2,605,440
		112,965,422
Healthcare-Services 1.0%
Teladoc Health, Inc.
1.25%, due 6/1/27	19,458,000	15,618,013
Internet 9.6%
Booking Holdings, Inc.
0.75%, due 5/1/25 (c)	10,000,000	14,954,919
Etsy, Inc.
0.25%, due 6/15/28 (c)	25,139,000	20,608,889
Expedia Group, Inc.
(zero coupon), due 2/15/26	2,822,000	2,500,990
Match Group Financeco 2, Inc.
0.875%, due 6/15/26 (b)	12,450,000	11,008,439
Okta, Inc.
0.125%, due 9/1/25	5,611,000	5,027,456
Palo Alto Networks, Inc.
0.375%, due 6/1/25	9,385,000	17,381,020
0.75%, due 7/1/23	13,659,000	27,987,291
Q2 Holdings, Inc.
0.75%, due 6/1/26	4,395,000	3,579,728
Snap, Inc.
(zero coupon), due 5/1/27	10,018,000	7,313,140
0.125%, due 3/1/28	12,073,000	8,360,552
Uber Technologies, Inc.
(zero coupon), due 12/15/25	13,355,000	11,682,321
Ziff Davis, Inc.
1.75%, due 11/1/26 (b)	5,220,000	5,000,760
Zillow Group, Inc.
2.75%, due 5/15/25	16,626,000	16,958,520
		152,364,025
Leisure Time 1.1%
Carnival Corp.
5.75%, due 12/1/27 (b)	7,758,000	8,006,256
NCL Corp. Ltd.
6.00%, due 5/15/24	2,849,000	3,451,108
Royal Caribbean Cruises Ltd.
6.00%, due 8/15/25 (b)	3,620,000	5,540,410
		16,997,774
Machinery-Diversified 1.1%
Chart Industries, Inc.
1.00%, due 11/15/24	7,336,000	17,125,892

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Convertible Fund

	Principal Amount	Value
Convertible Bonds (continued)
Media 2.4%
Liberty Broadband Corp.
3.125%, due 3/31/53 (b)	$ 9,263,000	$ 9,198,159
Liberty Media Corp. (b)
2.25%, due 8/15/27 (c)	13,561,000	14,435,685
3.75%, due 3/15/28	13,850,000	14,057,750
		37,691,594
Oil & Gas 6.0%
EQT Corp.
1.75%, due 5/1/26	15,238,000	36,433,152
Permian Resources Operating LLC
3.25%, due 4/1/28	14,317,000	26,457,816
Pioneer Natural Resources Co.
0.25%, due 5/15/25	13,761,000	31,409,482
		94,300,450
Oil & Gas Services 3.5%
Helix Energy Solutions Group, Inc.
6.75%, due 2/15/26	21,575,000	28,466,922
Oil States International, Inc.
4.75%, due 4/1/26	25,301,000	26,478,942
		54,945,864
Pharmaceuticals 1.8%
Dexcom, Inc.
0.25%, due 11/15/25 (c)	16,375,000	17,950,736
Pacira BioSciences, Inc.
0.75%, due 8/1/25	11,078,000	10,482,558
		28,433,294
Real Estate Investment Trusts 0.7%
Summit Hotel Properties, Inc.
1.50%, due 2/15/26	12,566,000	10,561,664
Retail 2.8%
Burlington Stores, Inc.
2.25%, due 4/15/25	19,158,000	21,672,487
Cheesecake Factory, Inc. (The)
0.375%, due 6/15/26	9,208,000	7,711,700
Patrick Industries, Inc.
1.75%, due 12/1/28	16,362,000	14,864,877
		44,249,064
Semiconductors 4.6%
Impinj, Inc.
1.125%, due 5/15/27	4,665,000	5,045,392
Microchip Technology, Inc.
0.125%, due 11/15/24	33,300,000	35,443,688
	Principal Amount	Value

Semiconductors (continued)
ON Semiconductor Corp.
0.50%, due 3/1/29 (b)	$ 23,069,000	$ 22,332,948
Wolfspeed, Inc.
0.25%, due 2/15/28	8,931,000	6,515,522
1.875%, due 12/1/29 (b)	4,540,000	3,375,490
		72,713,040
Software 6.5%
Akamai Technologies, Inc.
0.375%, due 9/1/27	16,529,000	15,644,699
Bentley Systems, Inc.
0.125%, due 1/15/26	3,570,000	3,376,306
BILL Holdings, Inc.
(zero coupon), due 12/1/25	4,680,000	4,296,240
Datadog, Inc.
0.125%, due 6/15/25	9,636,000	10,088,892
DigitalOcean Holdings, Inc.
(zero coupon), due 12/1/26	6,190,000	4,869,256
Dropbox, Inc.
(zero coupon), due 3/1/28	11,036,000	9,474,406
Envestnet, Inc.
2.625%, due 12/1/27 (b)	14,212,000	15,576,352
Everbridge, Inc.
0.125%, due 12/15/24	12,641,000	11,376,900
Model N, Inc.
1.875%, due 3/15/28 (b)	10,589,000	10,359,970
MongoDB, Inc.
0.25%, due 1/15/26	7,075,000	9,337,939
Splunk, Inc.
1.125%, due 9/15/25	9,755,000	9,228,230
		103,629,190
Telecommunications 4.4%
Infinera Corp.
2.50%, due 3/1/27	7,050,000	7,696,690
InterDigital, Inc.
2.00%, due 6/1/24	4,500,000	4,556,250
NICE Ltd.
(zero coupon), due 9/15/25 (c)	46,000,000	42,918,001
Viavi Solutions, Inc.
1.00%, due 3/1/24	14,679,000	14,183,584
		69,354,525
Trucking & Leasing 0.5%
Greenbrier Cos., Inc. (The)
2.875%, due 4/15/28	8,991,000	7,345,647
Total Convertible Bonds (Cost $1,234,038,319)		1,237,222,554

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Convertible Preferred Stocks 6.8%
Banks 1.7%
Bank of America Corp.
Series L
7.25% (d)	12,072	$ 14,292,403
Wells Fargo & Co.
Series L
7.50% (d)	11,552	13,493,083
		27,785,486
Capital Markets 0.7%
KKR Group Co., Inc.
Series C
6.00%	165,650	10,580,065
Construction & Engineering 0.4%
Fluor Corp.
6.50% (d)	4,500	6,181,875
Electric Utilities 2.3%
NextEra Energy, Inc.
6.926%	250,000	11,835,000
PG&E Corp.
5.50%	160,900	24,117,301
		35,952,301
Health Care Equipment & Supplies 0.3%
Becton Dickinson & Co.
Series B
6.00%	86,450	4,370,912
Independent Power and Renewable Electricity Producers 0.8%
AES Corp. (The)
6.875%	147,100	13,240,471
Machinery 0.6%
Chart Industries, Inc.
Series B
6.75%	163,900	9,189,873
Total Convertible Preferred Stocks (Cost $102,725,465)		107,300,983
Total Convertible Securities (Cost $1,336,763,784)		1,344,523,537
Common Stocks 2.5%
Energy Equipment & Services 1.1%
Weatherford International plc (e)	272,914	17,638,432
	Shares	Value

Life Sciences Tools & Services 1.1%
Danaher Corp.	73,404	$ 17,390,141
Oil, Gas & Consumable Fuels 0.3%
Kosmos Energy Ltd. (e)	731,525	4,681,760
Total Common Stocks (Cost $31,398,569)		39,710,333
Short-Term Investments 15.4%
Affiliated Investment Company 11.0%
MainStay U.S. Government Liquidity Fund, 3.98% (f)(g)	172,945,094	172,945,094
Unaffiliated Investment Companies 4.4%
Goldman Sachs Financial Square Government Fund, 4.865% (g)(h)	35,000,000	35,000,000
Invesco Government & Agency Portfolio, 4.857% (g)(h)	15,047,553	15,047,553
RBC U.S. Government Money Market Fund, 4.829% (g)(h)	20,000,000	20,000,000
Total Unaffiliated Investment Companies (Cost $70,047,553)		70,047,553
Total Short-Term Investments (Cost $242,992,647)		242,992,647
Total Investments (Cost $1,638,626,491)	104.6%	1,653,750,010
Other Assets, Less Liabilities	(4.6)	(73,215,217)
Net Assets	100.0%	$ 1,580,534,793

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.

(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $68,643,403. The Fund received cash collateral with a value of $70,047,553. (See Note 2(G))
(d)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Non-income producing security.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Convertible Fund

(f)	As of April 30, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(g)	Current yield as of April 30, 2023.
(h)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 90,286	$ 298,123	$ (215,464)	$ —	$ —	$ 172,945	$ 2,344	$ —	172,945
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 26,523,493	$ —	$ 26,523,493
Total Corporate Bonds	—	26,523,493	—	26,523,493
Convertible Securities
Convertible Bonds	—	1,237,222,554	—	1,237,222,554
Convertible Preferred Stocks	101,119,108	6,181,875	—	107,300,983
Total Convertible Securities	101,119,108	1,243,404,429	—	1,344,523,537
Common Stocks	39,710,333	—	—	39,710,333
Short-Term Investments
Affiliated Investment Company	172,945,094	—	—	172,945,094
Unaffiliated Investment Companies	70,047,553	—	—	70,047,553
Total Short-Term Investments	242,992,647	—	—	242,992,647
Total Investments in Securities	$ 383,822,088	$ 1,269,927,922	$ —	$ 1,653,750,010

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $1,465,681,397) including securities on loan of $68,643,403	$1,480,804,916
Investment in affiliated investment companies, at value (identified cost $172,945,094)	172,945,094
Due from custodian	3,224,421
Receivables:
Dividends and interest	5,086,442
Fund shares sold	1,239,931
Securities lending	192,127
Other assets	87,981
Total assets	1,663,580,912
Liabilities
Cash collateral received for securities on loan	70,047,553
Payables:
Investment securities purchased	9,998,320
Fund shares redeemed	1,754,902
Manager (See Note 3)	671,470
Transfer agent (See Note 3)	305,893
NYLIFE Distributors (See Note 3)	180,955
Professional fees	40,811
Shareholder communication	29,767
Custodian	10,939
Trustees	450
Accrued expenses	5,059
Total liabilities	83,046,119
Net assets	$1,580,534,793
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 908,663
Additional paid-in-capital	1,547,189,619
1,548,098,282
Total distributable earnings (loss)	32,436,511
Net assets	$1,580,534,793
Class A
Net assets applicable to outstanding shares	$671,994,514
Shares of beneficial interest outstanding	38,663,118
Net asset value per share outstanding	$ 17.38
Maximum sales charge (5.50% of offering price)	1.01
Maximum offering price per share outstanding	$ 18.39
Investor Class
Net assets applicable to outstanding shares	$ 41,806,101
Shares of beneficial interest outstanding	2,406,448
Net asset value per share outstanding	$ 17.37
Maximum sales charge (5.00% of offering price)	0.91
Maximum offering price per share outstanding	$ 18.28
Class B
Net assets applicable to outstanding shares	$ 4,254,675
Shares of beneficial interest outstanding	251,488
Net asset value and offering price per share outstanding	$ 16.92
Class C
Net assets applicable to outstanding shares	$ 33,724,440
Shares of beneficial interest outstanding	1,996,828
Net asset value and offering price per share outstanding	$ 16.89
Class I
Net assets applicable to outstanding shares	$828,755,063
Shares of beneficial interest outstanding	47,548,431
Net asset value and offering price per share outstanding	$ 17.43

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Convertible Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 7,488,445
Dividends-unaffiliated	3,942,707
Dividends-affiliated	2,343,738
Securities lending, net	1,739,704
Total income	15,514,594
Expenses
Manager (See Note 3)	4,419,434
Distribution/Service—Class A (See Note 3)	860,498
Distribution/Service—Investor Class (See Note 3)	53,306
Distribution/Service—Class B (See Note 3)	25,383
Distribution/Service—Class C (See Note 3)	184,671
Transfer agent (See Note 3)	950,925
Professional fees	88,538
Registration	64,229
Trustees	20,024
Shareholder communication	17,634
Custodian	16,202
Miscellaneous	25,035
Total expenses before waiver/reimbursement	6,725,879
Expense waiver/reimbursement from Manager (See Note 3)	(329,029)
Reimbursement from prior custodian(a)	(3,161)
Net expenses	6,393,689
Net investment income (loss)	9,120,905
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on unaffiliated investments	28,693,550
Net change in unrealized appreciation (depreciation) on unaffiliated investments	(54,152,849)
Net realized and unrealized gain (loss)	(25,459,299)
Net increase (decrease) in net assets resulting from operations	$(16,338,394)

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,120,905	$ 8,774,161
Net realized gain (loss)	28,693,550	42,015,068
Net change in unrealized appreciation (depreciation)	(54,152,849)	(273,994,065)
Net increase (decrease) in net assets resulting from operations	(16,338,394)	(223,204,836)
Distributions to shareholders:
Class A	(24,955,161)	(166,284,769)
Investor Class	(1,494,479)	(9,946,970)
Class B	(164,503)	(1,897,436)
Class C	(1,205,556)	(10,369,117)
Class I	(30,243,888)	(192,363,201)
Total distributions to shareholders	(58,063,587)	(380,861,493)
Capital share transactions:
Net proceeds from sales of shares	200,900,475	509,415,950
Net asset value of shares issued to shareholders in reinvestment of distributions	54,376,216	348,922,823
Cost of shares redeemed	(225,248,296)	(632,144,077)
Increase (decrease) in net assets derived from capital share transactions	30,028,395	226,194,696
Net increase (decrease) in net assets	(44,373,586)	(377,871,633)
Net Assets
Beginning of period	1,624,908,379	2,002,780,012
End of period	$1,580,534,793	$1,624,908,379
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.22	$ 25.40	$ 20.90	$ 17.81	$ 17.07	$ 17.75
Net investment income (loss) (a)	0.09	0.07	0.05	0.06	0.12	0.15
Net realized and unrealized gain (loss)	(0.28)	(2.50)	6.01	3.47	1.60	0.40
Total from investment operations	(0.19)	(2.43)	6.06	3.53	1.72	0.55
Less distributions:
From net investment income	(0.20)	(0.26)	(0.13)	(0.13)	(0.15)	(0.22)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(0.65)	(4.75)	(1.56)	(0.44)	(0.98)	(1.23)
Net asset value at end of period	$ 17.38	$ 18.22	$ 25.40	$ 20.90	$ 17.81	$ 17.07
Total investment return (b)	(1.08)%	(11.12)%	30.06%	20.27%	10.75%	3.28%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.01%††	0.37%	0.19%	0.33%	0.67%	0.87%
Net expenses (c)	0.94%††	0.93%	0.91%	0.96%	0.98%	0.98%
Portfolio turnover rate	17%	14%	49%	46%	23%	43%
Net assets at end of period (in 000’s)	$ 671,995	$ 710,774	$ 891,433	$ 657,626	$ 545,605	$ 518,381

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.21	$ 25.39	$ 20.90	$ 17.80	$ 17.07	$ 17.75
Net investment income (loss) (a)	0.07	0.03	(0.00)‡	0.03	0.09	0.13
Net realized and unrealized gain (loss)	(0.28)	(2.50)	6.00	3.47	1.59	0.39
Total from investment operations	(0.21)	(2.47)	6.00	3.50	1.68	0.52
Less distributions:
From net investment income	(0.18)	(0.22)	(0.08)	(0.09)	(0.12)	(0.19)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(0.63)	(4.71)	(1.51)	(0.40)	(0.95)	(1.20)
Net asset value at end of period	$ 17.37	$ 18.21	$ 25.39	$ 20.90	$ 17.80	$ 17.07
Total investment return (b)	(1.20)%	(11.31)%	29.77%	20.08%	10.50%	3.12%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.77%††	0.17%	(0.01)%	0.13%	0.51%	0.72%
Net expenses (c)	1.18%††	1.12%	1.12%	1.16%	1.15%	1.13%
Expenses (before waiver/reimbursement) (c)	1.18%††	1.12%	1.12%	1.16%	1.17%	1.14%
Portfolio turnover rate	17%	14%	49%	46%	23%	43%
Net assets at end of period (in 000's)	$ 41,806	$ 43,581	$ 53,738	$ 57,829	$ 59,242	$ 52,723

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 17.75	$ 24.95	$ 20.67	$ 17.68	$ 16.98	$ 17.67
Net investment income (loss) (a)	0.00‡	(0.11)	(0.18)	(0.11)	(0.04)	(0.01)
Net realized and unrealized gain (loss)	(0.27)	(2.45)	5.93	3.44	1.60	0.39
Total from investment operations	(0.27)	(2.56)	5.75	3.33	1.56	0.38
Less distributions:
From net investment income	(0.11)	(0.15)	(0.04)	(0.03)	(0.03)	(0.06)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(0.56)	(4.64)	(1.47)	(0.34)	(0.86)	(1.07)
Net asset value at end of period	$ 16.92	$ 17.75	$ 24.95	$ 20.67	$ 17.68	$ 16.98
Total investment return (b)	(1.54)%	(11.97)%	28.79%	19.15%	9.76%	2.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%††	(0.59)%	(0.76)%	(0.61)%	(0.23)%	(0.03)%
Net expenses (c)	1.93%††	1.87%	1.87%	1.91%	1.90%	1.88%
Expenses (before waiver/reimbursement) (c)	1.93%††	1.87%	1.87%	1.91%	1.92%	1.89%
Portfolio turnover rate	17%	14%	49%	46%	23%	43%
Net assets at end of period (in 000’s)	$ 4,255	$ 6,170	$ 10,226	$ 10,454	$ 11,786	$ 15,051

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 17.72	$ 24.92	$ 20.64	$ 17.65	$ 16.96	$ 17.65
Net investment income (loss) (a)	0.00‡	(0.11)	(0.18)	(0.11)	(0.04)	(0.00)‡
Net realized and unrealized gain (loss)	(0.27)	(2.45)	5.93	3.44	1.59	0.38
Total from investment operations	(0.27)	(2.56)	5.75	3.33	1.55	0.38
Less distributions:
From net investment income	(0.11)	(0.15)	(0.04)	(0.03)	(0.03)	(0.06)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(0.56)	(4.64)	(1.47)	(0.34)	(0.86)	(1.07)
Net asset value at end of period	$ 16.89	$ 17.72	$ 24.92	$ 20.64	$ 17.65	$ 16.96
Total investment return (b)	(1.55)%	(11.99)%	28.84%	19.18%	9.71%	2.35%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.02%††	(0.58)%	(0.77)%	(0.61)%	(0.23)%	(0.03)%
Net expenses (c)	1.93%††	1.87%	1.87%	1.91%	1.90%	1.88%
Expenses (before waiver/reimbursement) (c)	1.93%††	1.87%	1.87%	1.91%	1.92%	1.89%
Portfolio turnover rate	17%	14%	49%	46%	23%	43%
Net assets at end of period (in 000’s)	$ 33,724	$ 38,837	$ 55,754	$ 52,999	$ 60,891	$ 80,830

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Convertible Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 18.27	$ 25.46	$ 20.95	$ 17.85	$ 17.11	$ 17.79
Net investment income (loss) (a)	0.12	0.13	0.12	0.13	0.18	0.22
Net realized and unrealized gain (loss)	(0.28)	(2.51)	6.02	3.48	1.60	0.39
Total from investment operations	(0.16)	(2.38)	6.14	3.61	1.78	0.61
Less distributions:
From net investment income	(0.23)	(0.32)	(0.20)	(0.20)	(0.21)	(0.28)
From net realized gain on investments	(0.45)	(4.49)	(1.43)	(0.31)	(0.83)	(1.01)
Total distributions	(0.68)	(4.81)	(1.63)	(0.51)	(1.04)	(1.29)
Net asset value at end of period	$ 17.43	$ 18.27	$ 25.46	$ 20.95	$ 17.85	$ 17.11
Total investment return (b)	(0.91)%	(10.84)%	30.43%	20.71%	11.14%	3.65%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.34%††	0.69%	0.49%	0.68%	1.04%	1.25%
Net expenses (c)	0.61%††	0.61%	0.61%	0.61%	0.61%	0.61%
Expenses (before waiver/reimbursement) (c)	0.69%††	0.68%	0.66%	0.71%	0.73%	0.73%
Portfolio turnover rate	17%	14%	49%	46%	23%	43%
Net assets at end of period (in 000’s)	$ 828,755	$ 825,546	$ 991,630	$ 852,739	$ 773,865	$ 683,594

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Convertible Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	November 28, 2008
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek capital appreciation together with current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on

22	MainStay MacKay Convertible Fund

an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
23

Notes to Financial Statements (Unaudited) (continued)
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Certain convertible preferred stocks may be valued utilizing evaluated prices based on market inputs obtained from the pricing vendor and are generally categorized as Level 2 in the hierarchy. Securities that were fair valued in such a manner as of April 30, 2023, are shown in the Portfolio of Investments.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least quarterly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Premium associated with the conversion feature on a convertible bond is not amortized.

24	MainStay MacKay Convertible Fund

Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Debt and Convertible Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates.
Convertible securities may be subordinate to other securities. In part, the total return for a convertible security depends upon the performance of the underlying stock into which it can be converted. Also, issuers of convertible securities are often not as strong financially as those issuing securities with higher credit ratings, are more likely to encounter financial difficulties and typically are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, which could affect their ability to make interest and principal payments.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible
25

Notes to Financial Statements (Unaudited) (continued)
for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2023, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion.
Prior to February 28, 2023, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $2 billion; and 0.49% in excess of $2 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2023, the effective management fee rate was 0.55%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.61% of the Fund's average net assets. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $4,419,434 and waived fees and/or reimbursed expenses in the amount of $329,029 and paid the Subadvisor fees of $2,014,499.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $40,161 and $3,569, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $2,523, $516 and $4,226, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the

26	MainStay MacKay Convertible Fund

Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$367,785	$—
Investor Class	72,863	—
Class B	8,671	—
Class C	63,103	—
Class I	438,503	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$3,187,052	0.4%
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$1,650,173,865	$124,311,852	$(120,735,707)	$3,576,145
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 65,835,785
Long-Term Capital Gains	315,025,708
Total	$380,861,493
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $253,023 and $329,993, respectively.
27

Notes to Financial Statements (Unaudited) (continued)
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,272,831	$ 22,636,131
Shares issued to shareholders in reinvestment of distributions	1,387,118	24,275,012
Shares redeemed	(3,074,450)	(54,455,074)
Net increase (decrease) in shares outstanding before conversion	(414,501)	(7,543,931)
Shares converted into Class A (See Note 1)	126,900	2,240,958
Shares converted from Class A (See Note 1)	(54,963)	(986,446)
Net increase (decrease)	(342,564)	$ (6,289,419)
Year ended October 31, 2022:
Shares sold	3,750,826	$ 74,532,551
Shares issued to shareholders in reinvestment of distributions	8,083,712	160,959,710
Shares redeemed	(7,855,742)	(151,662,870)
Net increase (decrease) in shares outstanding before conversion	3,978,796	83,829,391
Shares converted into Class A (See Note 1)	265,425	5,163,988
Shares converted from Class A (See Note 1)	(335,288)	(5,961,835)
Net increase (decrease)	3,908,933	$ 83,031,544

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	43,281	$ 768,163
Shares issued to shareholders in reinvestment of distributions	85,124	1,488,732
Shares redeemed	(93,263)	(1,654,117)
Net increase (decrease) in shares outstanding before conversion	35,142	602,778
Shares converted into Investor Class (See Note 1)	27,655	501,628
Shares converted from Investor Class (See Note 1)	(48,954)	(853,304)
Net increase (decrease)	13,843	$ 251,102
Year ended October 31, 2022:
Shares sold	97,525	$ 1,926,381
Shares issued to shareholders in reinvestment of distributions	497,142	9,905,355
Shares redeemed	(214,831)	(4,107,217)
Net increase (decrease) in shares outstanding before conversion	379,836	7,724,519
Shares converted into Investor Class (See Note 1)	52,537	1,002,519
Shares converted from Investor Class (See Note 1)	(156,412)	(3,098,448)
Net increase (decrease)	275,961	$ 5,628,590

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	583	$ 9,998
Shares issued to shareholders in reinvestment of distributions	9,271	157,986
Shares redeemed	(34,099)	(588,753)
Net increase (decrease) in shares outstanding before conversion	(24,245)	(420,769)
Shares converted from Class B (See Note 1)	(71,812)	(1,252,580)
Net increase (decrease)	(96,057)	$ (1,673,349)
Year ended October 31, 2022:
Shares sold	4,956	$ 106,694
Shares issued to shareholders in reinvestment of distributions	90,227	1,763,027
Shares redeemed	(52,530)	(974,121)
Net increase (decrease) in shares outstanding before conversion	42,653	895,600
Shares converted from Class B (See Note 1)	(105,008)	(1,946,782)
Net increase (decrease)	(62,355)	$ (1,051,182)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	134,439	$ 2,320,552
Shares issued to shareholders in reinvestment of distributions	68,546	1,166,092
Shares redeemed	(371,282)	(6,368,223)
Net increase (decrease) in shares outstanding before conversion	(168,297)	(2,881,579)
Shares converted from Class C (See Note 1)	(26,071)	(453,681)
Net increase (decrease)	(194,368)	$ (3,335,260)
Year ended October 31, 2022:
Shares sold	347,776	$ 6,600,757
Shares issued to shareholders in reinvestment of distributions	510,200	9,953,997
Shares redeemed	(847,078)	(15,740,177)
Net increase (decrease) in shares outstanding before conversion	10,898	814,577
Shares converted from Class C (See Note 1)	(57,418)	(1,065,137)
Net increase (decrease)	(46,520)	$ (250,560)

28	MainStay MacKay Convertible Fund

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	9,885,762	$ 175,165,631
Shares issued to shareholders in reinvestment of distributions	1,555,416	27,288,394
Shares redeemed	(9,114,926)	(162,182,129)
Net increase (decrease) in shares outstanding before conversion	2,326,252	40,271,896
Shares converted into Class I (See Note 1)	54,729	985,028
Shares converted from Class I (See Note 1)	(10,311)	(181,603)
Net increase (decrease)	2,370,670	$ 41,075,321
Year ended October 31, 2022:
Shares sold	21,817,856	$ 426,249,567
Shares issued to shareholders in reinvestment of distributions	8,343,567	166,340,734
Shares redeemed	(24,263,729)	(459,659,692)
Net increase (decrease) in shares outstanding before conversion	5,897,694	132,930,609
Shares converted into Class I (See Note 1)	334,156	5,956,868
Shares converted from Class I (See Note 1)	(2,889)	(51,173)
Net increase (decrease)	6,228,961	$ 138,836,304
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Convertible Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

30	MainStay MacKay Convertible Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the

32	MainStay MacKay Convertible Fund

Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed lowering the management fee by eliminating the fund accounting fee from the contractual management fee schedule for the Fund, effective February 28, 2023.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
34	MainStay MacKay Convertible Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay MacKay Convertible Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022168MS043-23	MSC10-06/23
(NYLIM) NL210

MainStay MacKay High Yield Corporate Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	1/3/1995	1.24%	-2.54%	2.28%	3.39%	0.95%
		Excluding sales charges		6.01	2.05	3.23	3.87	0.95
Investor Class Shares[3]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	1.64	-1.99	2.18	3.32	1.09
		Excluding sales charges		5.88	2.09	3.12	3.80	1.09
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	5/1/1986	0.53	-3.60	2.02	3.03	1.84
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		5.53	1.26	2.34	3.03	1.84
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	4.53	0.29	2.34	3.01	1.84
	if Redeemed Within One Year of Purchase	Excluding sales charges		5.53	1.26	2.34	3.01	1.84
Class I Shares	No Sales Charge		1/2/2004	6.14	2.31	3.47	4.12	0.70
Class R1 Shares	No Sales Charge		6/29/2012	6.11	2.21	3.36	4.02	0.80
Class R2 Shares	No Sales Charge		5/1/2008	5.96	1.94	3.13	3.75	1.05
Class R3 Shares	No Sales Charge		2/29/2016	5.61	1.66	2.83	5.01	1.30
Class R6 Shares	No Sales Charge		6/17/2013	6.23	2.47	3.62	4.45	0.57
SIMPLE Class Shares	No Sales Charge		8/31/2020	5.81	1.69	N/A	1.49	1.27

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
ICE BofA U.S. High Yield Constrained Index[2]	5.88%	1.03%	3.10%	3.93%
Morningstar High Yield Bond Category Average[3]	5.59	0.55	2.62	3.15

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The ICE BofA U.S. High Yield Constrained Index is the Fund's primary broad-based securities market index for comparison purposes.The ICE BofA U.S. High Yield Constrained Index is a market value-weighted index of all domestic and Yankee high-yield bonds, including deferred interest bonds and payment-in-kind securities. Issuers included in the Index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. No single issuer may constitute greater than 2% of the Index.
3.	The Morningstar High Yield Bond Category Average is representative of funds that concentrate on lower-quality bonds, which are riskier than those of higher-quality companies. These funds primarily invest in U.S. high-income debt securities where at least 65% or more of bond assets are not rated or are rated by a major agency such as Standard & Poor’s or Moody’s at the level of BB and below. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay High Yield Corporate Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay High Yield Corporate Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,060.10	$4.90	$1,020.03	$4.81	0.96%
Investor Class Shares	$1,000.00	$1,058.80	$5.82	$1,019.14	$5.71	1.14%
Class B Shares	$1,000.00	$1,055.30	$9.63	$1,015.42	$9.44	1.89%
Class C Shares	$1,000.00	$1,055.30	$9.63	$1,015.42	$9.44	1.89%
Class I Shares	$1,000.00	$1,061.40	$3.63	$1,021.27	$3.56	0.71%
Class R1 Shares	$1,000.00	$1,061.10	$4.14	$1,020.78	$4.06	0.81%
Class R2 Shares	$1,000.00	$1,059.60	$5.41	$1,019.54	$5.31	1.06%
Class R3 Shares	$1,000.00	$1,056.10	$6.68	$1,018.30	$6.56	1.31%
Class R6 Shares	$1,000.00	$1,062.30	$2.91	$1,021.97	$2.86	0.57%
SIMPLE Class Shares	$1,000.00	$1,058.10	$6.43	$1,018.55	$6.31	1.26%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
‡    Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	CCO Holdings LLC, 4.25%-5.375%, due 5/1/27–1/15/34
2.	Carnival Corp., 4.00%-10.50%, due 2/1/26–5/1/29
3.	TransDigm, Inc., 4.625%-7.50%, due 3/15/26–5/1/29
4.	HCA, Inc., 5.25%-8.36%, due 4/15/24–11/6/33
5.	Yum! Brands, Inc., 3.625%-5.375%, due 1/15/30–4/1/32
6.	IHO Verwaltungs GmbH, 4.75%-6.375%, due 9/15/26–5/15/29
7.	Sprint Capital Corp., 6.875%, due 11/15/28
8.	VICI Properties LP, 3.875%-5.75%, due 5/1/24–2/15/29
9.	Gulfport Energy Corp.
10.	MSCI, Inc., 3.25%-4.00%, due 11/15/29–8/15/33

8	MainStay MacKay High Yield Corporate Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Andrew Susser of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay High Yield Corporate Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay High Yield Corporate Bond Fund returned 6.14%, outperforming the 5.88% return of the Fund’s benchmark, the ICE BofA U.S. High Yield Constrained Index (the “Index”). Over the same period, Class I shares also outperformed the 5.59% return of the Morningstar High Yield Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The high-yield market finished 2022 on a strong note, up over 3.7% during the fourth quarter, although the market was still down significantly for the full year, due to interest rate policy from the U.S. Federal Reserve (the “Fed”) and a significant move in spreads2 in lower-quality credits.
The  positive sentiment continued into 2023, with the market rising by over 4.7% during the first quarter. The first four months of 2023 were marked by several reversals, with robust markets stalled due to concerns over a bank crisis in early March, followed by a strong finish to end the reporting period. CCC-rated3 credits rebounded in the first quarter of 2023, after underperforming in 2022.
During the reporting period, the Fund's outperformance relative to the Index was driven primarily by security selection coupled with underweights relative to the Index in the telecommunications and media sectors. Security selection and an overweight in the basic industry sector also contributed positively to performance. (Contributions take weightings and total returns into account.) Within the telecommunications sector, the Fund did not own bonds of Lumen Technology which performed poorly during the reporting period. To a lesser degree, not owning Altice was also beneficial.  Within the media sector, an underweight to poor performing DISH Networks was beneficial. An underweight to Diamond Sports Group also contributed positively. In the basic industry sector, paper products company Glatfelter Corp. was a top contributor.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
There were no market events that impacted the Fund’s liquidity during the reporting period. Strong performance in high yield during the reporting period can be attributed to better-than-expected earnings, and the Fed nearing the end of their rate hiking cycle.
What was the Fund’s duration4 strategy during the reporting period?
The Fund’s duration is the result of our bottom-up fundamental analysis and is a residual of the investment process. However, the Fund maintained a lower duration than the Index throughout the reporting period. While this position detracted slightly from relative returns, the negative impact was offset by positive security selection. As of April 30, 2023, the Fund’s modified duration to worst5 was 3.50 years, while the modified duration to worst of the Index was 4.12 years.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
Security selection and overweight exposure to the basic industry and retail sectors, along with security selection in the telecommunication sector, made the largest contributions to the Fund’s relative returns during the reporting period. Selection and underweight exposure to consumer goods, coupled with underweight exposure to services, detracted from returns.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund initiated positions in offshore oil & gas driller Transocean, telecommunications services provider

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time.
3.	An obligation rated ‘CCC’ by Standard & Poor’s (“S&P”) is deemed by S&P to be currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. It is the opinion of S&P that in the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality
9

Frontier Communications and industrial company Chart Industries. During the same period, we closed the Fund’s positions in packaged food provider Treehouse Foods and midstream energy company Cheniere. Cheniere had recently been upgraded to investment grade.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, there were no material changes to the Fund’s sector weightings. On the margin, we slightly increased the Fund’s exposure to the leisure and capital goods sectors, while trimming holdings in energy and media.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held overweight exposure relative to the Index to the energy, materials and health care sectors, and underweight exposure to telecommunications, technology and services.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay High Yield Corporate Bond Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 91.8%
Convertible Bonds 0.8%
Investment Companies 0.1%
Ares Capital Corp.
4.625%, due 3/1/24	$ 14,285,000	$ 14,481,419
Media 0.5%
DISH Network Corp.
2.375%, due 3/15/24	37,079,000	32,212,381
3.375%, due 8/15/26	30,780,000	14,651,280
		46,863,661
Oil & Gas Services 0.2%
Forum Energy Technologies, Inc.
6.25% (6.25% Cash and 2.75% PIK), due 8/4/25 (a)	18,220,551	17,993,682
Total Convertible Bonds (Cost $95,610,102)		79,338,762
Corporate Bonds 86.5%
Advertising 1.1%
Lamar Media Corp.
3.625%, due 1/15/31	35,590,000	30,656,692
3.75%, due 2/15/28	21,000,000	19,268,194
4.00%, due 2/15/30	24,100,000	21,621,315
4.875%, due 1/15/29	8,000,000	7,563,229
Outfront Media Capital LLC (b)
4.25%, due 1/15/29	2,000,000	1,713,008
4.625%, due 3/15/30	2,500,000	2,110,574
5.00%, due 8/15/27	19,500,000	18,004,545
6.25%, due 6/15/25	15,216,000	15,229,125
		116,166,682
Aerospace & Defense 2.0%
F-Brasile SpA
Series XR
7.375%, due 8/15/26 (b)	23,280,000	19,497,000
Rolls-Royce plc
5.75%, due 10/15/27 (b)	7,000,000	6,985,752
TransDigm UK Holdings plc
6.875%, due 5/15/26	19,100,000	19,217,828
TransDigm, Inc.
4.625%, due 1/15/29	25,450,000	23,032,250
4.875%, due 5/1/29	18,920,000	17,193,614
6.25%, due 3/15/26 (b)	84,230,000	84,628,169
6.75%, due 8/15/28 (b)	27,890,000	28,323,438
7.50%, due 3/15/27	11,915,000	11,974,468
		210,852,519
	Principal Amount	Value

Agriculture 0.0% ‡
Darling Ingredients, Inc.
6.00%, due 6/15/30 (b)	$ 2,025,000	$ 2,003,261
Airlines 0.9%
American Airlines, Inc. (b)
5.50%, due 4/20/26	14,000,000	13,747,913
5.75%, due 4/20/29	11,500,000	10,928,279
Delta Air Lines, Inc.
4.50%, due 10/20/25 (b)	6,556,000	6,429,207
4.75%, due 10/20/28 (b)	23,500,000	22,820,963
7.00%, due 5/1/25 (b)	3,506,000	3,616,801
7.375%, due 1/15/26	7,000,000	7,377,783
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (b)	16,073,500	16,047,789
Spirit Loyalty Cayman Ltd. (b)
8.00%, due 9/20/25	4,487,951	4,529,954
8.00%, due 9/20/25	4,000,000	4,040,316
		89,539,005
Auto Manufacturers 1.8%
Ford Holdings LLC
9.30%, due 3/1/30	30,695,000	34,915,562
Ford Motor Co.
6.10%, due 8/19/32	2,730,000	2,603,549
Ford Motor Credit Co. LLC
3.375%, due 11/13/25	10,000,000	9,286,594
4.00%, due 11/13/30	25,000,000	21,436,647
4.271%, due 1/9/27	7,500,000	6,943,310
4.389%, due 1/8/26	2,500,000	2,375,220
5.125%, due 6/16/25	13,000,000	12,654,716
5.584%, due 3/18/24	3,660,000	3,639,157
6.80%, due 5/12/28	14,830,000	14,838,869
General Motors Financial Co., Inc.
4.35%, due 4/9/25	5,000,000	4,894,952
5.25%, due 3/1/26	10,000,000	9,993,092
JB Poindexter & Co., Inc.
7.125%, due 4/15/26 (b)	51,815,000	50,000,957
PM General Purchaser LLC
9.50%, due 10/1/28 (b)	16,585,000	15,714,287
		189,296,912
Auto Parts & Equipment 2.1%
Adient Global Holdings Ltd. (b)
4.875%, due 8/15/26	22,925,000	22,027,197
7.00%, due 4/15/28	4,300,000	4,409,353
8.25%, due 4/15/31	5,000,000	5,121,545
Dealer Tire LLC
8.00%, due 2/1/28 (b)	20,540,000	19,050,850

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Auto Parts & Equipment (continued)
IHO Verwaltungs GmbH (a)(b)
4.75% (4.75% Cash or 5.50% PIK), due 9/15/26	$ 34,785,000	$ 31,309,064
6.00% (6.00% Cash or 6.75% PIK), due 5/15/27	49,074,000	45,313,705
6.375% (6.375% Cash or 7.125% PIK), due 5/15/29	40,980,000	36,736,901
Real Hero Merger Sub 2, Inc.
6.25%, due 2/1/29 (b)	38,625,000	29,065,313
ZF North America Capital, Inc. (b)
6.875%, due 4/14/28	8,000,000	8,233,478
7.125%, due 4/14/30	10,000,000	10,321,953
		211,589,359
Biotechnology 0.1%
Grifols Escrow Issuer SA
4.75%, due 10/15/28 (b)	11,595,000	9,298,359
Building Materials 1.2%
Builders FirstSource, Inc.
6.375%, due 6/15/32 (b)	12,850,000	12,782,028
James Hardie International Finance DAC
5.00%, due 1/15/28 (b)	31,840,000	30,000,974
Knife River Holding Co.
7.75%, due 5/1/31 (b)	16,630,000	16,857,831
New Enterprise Stone & Lime Co., Inc.
5.25%, due 7/15/28 (b)	10,300,000	9,218,500
PGT Innovations, Inc.
4.375%, due 10/1/29 (b)	17,000,000	15,412,200
Summit Materials LLC (b)
5.25%, due 1/15/29	17,580,000	16,704,516
6.50%, due 3/15/27	22,730,000	22,616,350
		123,592,399
Chemicals 2.5%
ASP Unifrax Holdings, Inc. (b)
5.25%, due 9/30/28	15,810,000	13,027,756
7.50%, due 9/30/29	21,280,000	15,206,736
Avient Corp. (b)
5.75%, due 5/15/25	8,550,000	8,543,783
7.125%, due 8/1/30	13,415,000	13,710,278
CVR Partners LP
6.125%, due 6/15/28 (b)	6,175,000	5,575,630
GPD Cos., Inc.
10.125%, due 4/1/26 (b)	35,822,000	32,760,442
	Principal Amount	Value

Chemicals (continued)
Innophos Holdings, Inc.
9.375%, due 2/15/28 (b)	$ 30,636,000	$ 30,753,409
Iris Holdings, Inc.
8.75% (8.75% Cash or 9.50% PIK), due 2/15/26 (a)(b)	21,105,000	19,408,079
Mativ Holdings, Inc.
6.875%, due 10/1/26 (b)	12,500,000	11,390,965
NOVA Chemicals Corp. (b)
4.875%, due 6/1/24	9,810,000	9,654,096
5.25%, due 6/1/27	15,600,000	14,117,860
Olympus Water US Holding Corp.
7.125%, due 10/1/27 (b)	7,400,000	7,053,812
SCIH Salt Holdings, Inc. (b)
4.875%, due 5/1/28	10,000,000	9,004,255
6.625%, due 5/1/29	29,460,000	24,561,061
SCIL IV LLC
5.375%, due 11/1/26 (b)	15,000,000	13,809,717
SK Invictus Intermediate II SARL
5.00%, due 10/30/29 (b)	27,890,000	23,746,104
WR Grace Holdings LLC
7.375%, due 3/1/31 (b)	8,410,000	8,422,985
		260,746,968
Coal 0.1%
Coronado Finance Pty. Ltd.
10.75%, due 5/15/26 (b)	8,720,000	8,978,112
Commercial Services 2.2%
Alta Equipment Group, Inc.
5.625%, due 4/15/26 (b)	5,075,000	4,680,005
AMN Healthcare, Inc.
4.625%, due 10/1/27 (b)	2,000,000	1,864,754
Ashtead Capital, Inc.
4.25%, due 11/1/29 (b)	4,000,000	3,731,408
Gartner, Inc. (b)
3.75%, due 10/1/30	19,870,000	17,351,857
4.50%, due 7/1/28	5,000,000	4,698,870
Graham Holdings Co.
5.75%, due 6/1/26 (b)	39,695,000	39,198,812
Korn Ferry
4.625%, due 12/15/27 (b)	10,685,000	10,148,079
MPH Acquisition Holdings LLC (b)
5.50%, due 9/1/28	8,000,000	6,115,603
5.75%, due 11/1/28	13,685,000	8,652,105
NESCO Holdings II, Inc.
5.50%, due 4/15/29 (b)	30,734,000	27,769,859
Service Corp. International
3.375%, due 8/15/30	10,000,000	8,472,299

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Commercial Services (continued)
United Rentals North America, Inc.
3.75%, due 1/15/32	$ 5,500,000	$ 4,715,981
3.875%, due 2/15/31	16,675,000	14,676,810
4.875%, due 1/15/28	10,700,000	10,280,574
5.25%, due 1/15/30	2,500,000	2,418,020
Williams Scotsman International, Inc. (b)
4.625%, due 8/15/28	17,500,000	16,068,617
6.125%, due 6/15/25	17,550,000	17,462,985
WW International, Inc.
4.50%, due 4/15/29 (b)	36,685,000	23,412,367
		221,719,005
Computers 0.2%
McAfee Corp.
7.375%, due 2/15/30 (b)	24,660,000	20,470,249
Cosmetics & Personal Care 0.3%
Edgewell Personal Care Co. (b)
4.125%, due 4/1/29	22,500,000	19,931,204
5.50%, due 6/1/28	13,505,000	12,924,589
		32,855,793
Distribution & Wholesale 0.7%
G-III Apparel Group Ltd.
7.875%, due 8/15/25 (b)	24,000,000	22,581,122
H&E Equipment Services, Inc.
3.875%, due 12/15/28 (b)	7,855,000	6,806,829
Ritchie Bros Holdings, Inc. (b)
6.75%, due 3/15/28	14,290,000	14,790,150
7.75%, due 3/15/31	27,245,000	28,947,812
		73,125,913
Diversified Financial Services 2.2%
AG TTMT Escrow Issuer LLC
8.625%, due 9/30/27 (b)	27,150,000	27,911,557
Credit Acceptance Corp.
5.125%, due 12/31/24 (b)	15,215,000	14,494,332
6.625%, due 3/15/26	32,875,000	31,417,432
Enact Holdings, Inc.
6.50%, due 8/15/25 (b)	25,600,000	25,351,680
Jefferies Finance LLC
5.00%, due 8/15/28 (b)	37,570,000	31,590,704
LPL Holdings, Inc. (b)
4.00%, due 3/15/29	27,810,000	24,978,239
4.375%, due 5/15/31	11,000,000	9,762,500
4.625%, due 11/15/27	15,750,000	14,875,718
	Principal Amount	Value

Diversified Financial Services (continued)
Oxford Finance LLC
6.375%, due 2/1/27 (b)	$ 2,500,000	$ 2,322,643
PennyMac Financial Services, Inc. (b)
4.25%, due 2/15/29	11,150,000	9,162,748
5.75%, due 9/15/31	8,500,000	7,098,350
PRA Group, Inc.
7.375%, due 9/1/25 (b)	16,400,000	16,295,722
Radian Group, Inc.
4.875%, due 3/15/27	5,000,000	4,754,950
StoneX Group, Inc.
8.625%, due 6/15/25 (b)	9,196,000	9,310,950
		229,327,525
Electric 1.9%
Clearway Energy Operating LLC
4.75%, due 3/15/28 (b)	22,940,000	21,739,644
DPL, Inc.
4.125%, due 7/1/25	20,325,000	19,537,406
Keystone Power Pass-Through Holders LLC
13.00% (1.00% Cash and 12.00% PIK), due 6/1/24 (a)(b)(c)	8,362,635	5,435,713
Leeward Renewable Energy Operations LLC
4.25%, due 7/1/29 (b)	16,665,000	15,000,056
NextEra Energy Operating Partners LP
3.875%, due 10/15/26 (b)	17,330,000	16,225,212
NRG Energy, Inc.
6.625%, due 1/15/27	3,220,000	3,229,087
Pattern Energy Operations LP
4.50%, due 8/15/28 (b)	17,500,000	16,280,707
PG&E Corp.
5.00%, due 7/1/28	19,460,000	18,311,237
5.25%, due 7/1/30	13,000,000	11,981,386
Talen Energy Supply LLC
8.625%, due 6/1/30 (b)	14,910,000	14,910,000
TransAlta Corp.
7.75%, due 11/15/29	14,150,000	14,858,632
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Electric (continued)
Vistra Corp. (b)(d)(e)
7.00% (5 Year Treasury Constant Maturity Rate + 5.74%), due 12/15/26	$ 11,280,000	$ 10,116,225
8.00% (5 Year Treasury Constant Maturity Rate + 6.93%), due 10/15/26 (c)	31,800,000	29,971,500
		197,596,805
Electrical Components & Equipment 0.1%
WESCO Distribution, Inc.
7.125%, due 6/15/25 (b)	6,665,000	6,777,652
Engineering & Construction 0.5%
Great Lakes Dredge & Dock Corp.
5.25%, due 6/1/29 (b)	13,000,000	10,225,930
Railworks Holdings LP
8.25%, due 11/15/28 (b)	9,425,000	8,947,506
TopBuild Corp.
4.125%, due 2/15/32 (b)	12,000,000	10,311,847
Weekley Homes LLC
4.875%, due 9/15/28 (b)	21,580,000	18,734,006
		48,219,289
Entertainment 3.3%
Affinity Interactive
6.875%, due 12/15/27 (b)	13,590,000	12,224,037
Allen Media LLC
10.50%, due 2/15/28 (b)	14,870,000	7,961,175
Boyne USA, Inc.
4.75%, due 5/15/29 (b)	9,465,000	8,573,432
Caesars Entertainment, Inc.
7.00%, due 2/15/30 (b)	19,750,000	19,926,269
CCM Merger, Inc.
6.375%, due 5/1/26 (b)	5,000,000	4,887,500
CDI Escrow Issuer, Inc.
5.75%, due 4/1/30 (b)	20,000,000	19,284,524
Churchill Downs, Inc. (b)
4.75%, due 1/15/28	53,025,000	50,214,452
5.50%, due 4/1/27	38,727,000	37,780,040
6.75%, due 5/1/31	12,800,000	12,883,840
International Game Technology plc
6.25%, due 1/15/27 (b)	25,700,000	26,053,375
Jacobs Entertainment, Inc. (b)
6.75%, due 2/15/29	25,354,000	22,057,980
6.75%, due 2/15/29	8,775,000	7,634,250
	Principal Amount	Value

Entertainment (continued)
Live Nation Entertainment, Inc.
6.50%, due 5/15/27 (b)	$ 41,280,000	$ 41,745,473
Merlin Entertainments Ltd.
5.75%, due 6/15/26 (b)	35,100,000	33,345,000
Midwest Gaming Borrower LLC
4.875%, due 5/1/29 (b)	6,000,000	5,370,000
Motion Bondco DAC
6.625%, due 11/15/27 (b)	16,100,000	14,573,249
Vail Resorts, Inc.
6.25%, due 5/15/25 (b)	10,095,000	10,170,713
		334,685,309
Food 1.3%
B&G Foods, Inc.
5.25%, due 4/1/25	24,770,000	23,403,947
Kraft Heinz Foods Co.
3.875%, due 5/15/27	2,500,000	2,440,733
6.50%, due 2/9/40	17,749,000	19,522,348
6.875%, due 1/26/39	21,000,000	23,995,613
Land O'Lakes Capital Trust I
7.45%, due 3/15/28 (b)	18,956,000	17,866,030
Nathan's Famous, Inc.
6.625%, due 11/1/25 (b)	2,132,000	2,126,670
Simmons Foods, Inc.
4.625%, due 3/1/29 (b)	22,340,000	18,458,425
United Natural Foods, Inc.
6.75%, due 10/15/28 (b)	26,018,000	24,696,286
		132,510,052
Food Service 0.3%
Aramark Services, Inc.
6.375%, due 5/1/25 (b)	26,315,000	26,315,000
Forest Products & Paper 0.8%
Glatfelter Corp.
4.75%, due 11/15/29 (b)	10,550,000	7,511,072
Mercer International, Inc.
5.125%, due 2/1/29	44,710,000	37,335,819
5.50%, due 1/15/26	2,585,000	2,481,967
Smurfit Kappa Treasury Funding DAC
7.50%, due 11/20/25	36,120,000	37,963,072
		85,291,930
Gas 0.5%
AmeriGas Partners LP
5.625%, due 5/20/24	15,106,000	14,996,051

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Gas (continued)
AmeriGas Partners LP (continued)
5.75%, due 5/20/27	$ 13,560,000	$ 12,803,167
5.875%, due 8/20/26	25,075,000	24,180,926
		51,980,144
Hand & Machine Tools 0.3%
Regal Rexnord Corp. (b)
6.05%, due 2/15/26	7,250,000	7,352,346
6.05%, due 4/15/28	7,000,000	7,066,471
6.30%, due 2/15/30	5,000,000	5,094,058
6.40%, due 4/15/33	3,750,000	3,824,195
Werner FinCo LP
8.75%, due 7/15/25 (b)	13,030,000	10,404,808
		33,741,878
Healthcare-Products 1.2%
Garden Spinco Corp.
8.625%, due 7/20/30 (b)	15,500,000	16,662,506
Hologic, Inc. (b)
3.25%, due 2/15/29	39,100,000	35,144,112
4.625%, due 2/1/28	10,205,000	9,922,105
Teleflex, Inc.
4.25%, due 6/1/28 (b)	43,155,000	40,455,683
4.625%, due 11/15/27	4,300,000	4,138,750
Varex Imaging Corp.
7.875%, due 10/15/27 (b)	17,202,000	17,029,980
		123,353,136
Healthcare-Services 4.7%
Acadia Healthcare Co., Inc. (b)
5.00%, due 4/15/29	10,000,000	9,463,700
5.50%, due 7/1/28	10,840,000	10,463,869
Catalent Pharma Solutions, Inc. (b)
3.125%, due 2/15/29	25,000,000	21,275,667
3.50%, due 4/1/30	10,500,000	8,902,990
5.00%, due 7/15/27	13,395,000	12,859,200
Centene Corp.
3.00%, due 10/15/30	10,000,000	8,522,400
4.625%, due 12/15/29	15,070,000	14,203,475
CHS/Community Health Systems, Inc.
5.25%, due 5/15/30 (b)	13,100,000	10,918,378
DaVita, Inc. (b)
3.75%, due 2/15/31	15,185,000	12,228,087
4.625%, due 6/1/30	16,790,000	14,625,249
Encompass Health Corp.
4.50%, due 2/1/28	25,720,000	24,250,241
4.625%, due 4/1/31	8,200,000	7,353,081
	Principal Amount	Value

Healthcare-Services (continued)
Encompass Health Corp. (continued)
4.75%, due 2/1/30	$ 24,390,000	$ 22,491,897
HCA, Inc.
5.25%, due 4/15/25	7,000,000	7,016,183
5.375%, due 2/1/25	26,525,000	26,538,105
5.625%, due 9/1/28	10,000,000	10,207,950
5.875%, due 2/15/26	20,750,000	21,072,920
7.50%, due 11/6/33	44,975,000	50,448,084
7.58%, due 9/15/25	11,020,000	11,310,635
7.69%, due 6/15/25	31,650,000	33,028,299
8.36%, due 4/15/24	4,524,000	4,657,885
IQVIA, Inc. (b)
5.00%, due 10/15/26	30,113,000	29,581,560
5.00%, due 5/15/27	5,000,000	4,878,406
Legacy LifePoint Health LLC
6.75%, due 4/15/25 (b)	9,700,000	9,332,201
LifePoint Health, Inc.
5.375%, due 1/15/29 (b)	17,978,000	11,269,610
ModivCare Escrow Issuer, Inc.
5.00%, due 10/1/29 (b)	10,000,000	8,065,450
ModivCare, Inc.
5.875%, due 11/15/25 (b)	8,410,000	8,035,923
Molina Healthcare, Inc. (b)
3.875%, due 11/15/30	12,250,000	10,806,127
3.875%, due 5/15/32	4,000,000	3,427,930
4.375%, due 6/15/28	6,335,000	5,937,246
RegionalCare Hospital Partners Holdings, Inc.
9.75%, due 12/1/26 (b)	46,430,000	38,611,866
Tenet Healthcare Corp.
6.125%, due 6/15/30 (b)	12,100,000	11,968,252
		483,752,866
Holding Companies-Diversified 0.6%
Benteler International AG
10.50%, due 5/15/28 (b)(f)	30,550,000	31,237,375
Stena International SA
6.125%, due 2/1/25 (b)	34,995,000	33,910,155
		65,147,530
Home Builders 2.1%
Adams Homes, Inc.
7.50%, due 2/15/25 (b)	24,475,000	23,077,537
Ashton Woods USA LLC
6.625%, due 1/15/28 (b)	4,000,000	3,790,000
Brookfield Residential Properties, Inc.
6.25%, due 9/15/27 (b)	17,360,000	15,906,100
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Home Builders (continued)
Century Communities, Inc.
3.875%, due 8/15/29 (b)	$ 16,245,000	$ 14,206,318
6.75%, due 6/1/27	26,205,000	26,310,003
Installed Building Products, Inc.
5.75%, due 2/1/28 (b)	25,430,000	24,005,373
M/I Homes, Inc.
3.95%, due 2/15/30	6,000,000	5,309,820
4.95%, due 2/1/28	7,500,000	7,023,076
Meritage Homes Corp.
3.875%, due 4/15/29 (b)	21,415,000	19,273,045
5.125%, due 6/6/27	8,515,000	8,344,700
Shea Homes LP
4.75%, due 2/15/28	26,925,000	24,501,750
4.75%, due 4/1/29	9,875,000	8,792,416
STL Holding Co. LLC
7.50%, due 2/15/26 (b)	12,000,000	10,580,761
Winnebago Industries, Inc.
6.25%, due 7/15/28 (b)	30,155,000	29,159,885
		220,280,784
Household Products & Wares 0.3%
Central Garden & Pet Co.
4.125%, due 10/15/30	15,620,000	13,387,908
4.125%, due 4/30/31 (b)	12,525,000	10,547,787
Spectrum Brands, Inc.
5.75%, due 7/15/25	7,787,000	7,713,102
		31,648,797
Housewares 0.3%
Scotts Miracle-Gro Co. (The)
4.00%, due 4/1/31	21,955,000	17,739,975
4.375%, due 2/1/32	7,430,000	6,005,335
4.50%, due 10/15/29	10,000,000	8,656,957
		32,402,267
Insurance 1.0%
BroadStreet Partners, Inc.
5.875%, due 4/15/29 (b)	11,800,000	10,236,820
Fairfax Financial Holdings Ltd.
8.30%, due 4/15/26	5,435,000	5,816,017
Fidelity & Guaranty Life Holdings, Inc.
5.50%, due 5/1/25 (b)	14,850,000	14,718,254
MGIC Investment Corp.
5.25%, due 8/15/28	25,957,000	24,805,547
NMI Holdings, Inc.
7.375%, due 6/1/25 (b)	16,000,000	16,223,360
	Principal Amount	Value

Insurance (continued)
Ryan Specialty Group LLC
4.375%, due 2/1/30 (b)	$ 4,700,000	$ 4,212,375
USI, Inc.
6.875%, due 5/1/25 (b)	27,670,000	27,389,471
		103,401,844
Internet 1.8%
Cars.com, Inc.
6.375%, due 11/1/28 (b)	22,300,000	21,013,761
Gen Digital, Inc. (b)
6.75%, due 9/30/27	10,000,000	10,077,196
7.125%, due 9/30/30	10,000,000	10,045,090
Netflix, Inc.
5.75%, due 3/1/24	24,961,000	25,053,356
5.875%, due 11/15/28	32,450,000	34,091,743
Northwest Fiber LLC
4.75%, due 4/30/27 (b)	5,000,000	4,337,500
Uber Technologies, Inc. (b)
6.25%, due 1/15/28	4,125,000	4,162,537
7.50%, due 5/15/25	12,075,000	12,256,125
7.50%, due 9/15/27	23,710,000	24,456,486
VeriSign, Inc.
4.75%, due 7/15/27	18,744,000	18,434,586
5.25%, due 4/1/25	25,866,000	25,975,819
		189,904,199
Investment Companies 1.5%
Compass Group Diversified Holdings LLC (b)
5.00%, due 1/15/32	12,250,000	9,943,977
5.25%, due 4/15/29	34,750,000	31,278,385
FS Energy and Power Fund
7.50%, due 8/15/23 (b)	84,732,000	84,626,085
Icahn Enterprises LP
5.25%, due 5/15/27	13,130,000	12,373,260
6.25%, due 5/15/26	12,770,000	12,565,168
		150,786,875
Iron & Steel 1.2%
Allegheny Ludlum LLC
6.95%, due 12/15/25	22,688,000	22,914,880
Big River Steel LLC
6.625%, due 1/31/29 (b)	32,122,000	31,857,466
Mineral Resources Ltd. (b)
8.00%, due 11/1/27	3,500,000	3,564,348
8.125%, due 5/1/27	53,640,000	54,094,867
8.50%, due 5/1/30	6,929,000	7,050,257
		119,481,818

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Leisure Time 2.3%
Carnival Corp. (b)
4.00%, due 8/1/28	$ 30,000,000	$ 26,005,332
5.75%, due 3/1/27	60,790,000	50,030,132
6.00%, due 5/1/29	33,500,000	26,294,116
7.625%, due 3/1/26	9,110,000	8,330,050
9.875%, due 8/1/27	31,843,000	32,646,463
10.50%, due 2/1/26	29,445,000	30,738,372
Carnival Holdings Bermuda Ltd.
10.375%, due 5/1/28 (b)	16,575,000	17,819,517
Royal Caribbean Cruises Ltd. (b)
5.375%, due 7/15/27	11,400,000	10,120,935
5.50%, due 4/1/28	22,000,000	19,399,503
7.25%, due 1/15/30	18,215,000	18,266,221
		239,650,641
Lodging 1.8%
Boyd Gaming Corp.
4.75%, due 12/1/27	38,570,000	37,223,301
4.75%, due 6/15/31 (b)	47,500,000	43,489,879
Hilton Domestic Operating Co., Inc.
4.00%, due 5/1/31 (b)	39,340,000	34,795,227
4.875%, due 1/15/30	34,110,000	32,384,387
5.375%, due 5/1/25 (b)	5,000,000	4,984,659
5.75%, due 5/1/28 (b)	12,500,000	12,469,744
Hyatt Hotels Corp. (g)
5.375%, due 4/23/25	5,000,000	5,018,838
5.75%, due 4/23/30	7,000,000	7,195,860
Marriott International, Inc.
Series GG
3.50%, due 10/15/32	2,200,000	1,928,460
Station Casinos LLC
4.50%, due 2/15/28 (b)	7,000,000	6,436,010
		185,926,365
Machinery—Construction & Mining 0.3%
Terex Corp.
5.00%, due 5/15/29 (b)	9,000,000	8,370,997
Vertiv Group Corp.
4.125%, due 11/15/28 (b)	27,420,000	24,751,620
		33,122,617
Machinery-Diversified 0.5%
Briggs & Stratton Corp. Escrow Claim Shares
6.875%, due 12/15/20 (h)(i)(j)	9,200,000	—
Chart Industries, Inc.
7.50%, due 1/1/30 (b)	12,000,000	12,360,000
	Principal Amount	Value

Machinery-Diversified (continued)
TK Elevator Holdco GmbH
7.625%, due 7/15/28 (b)	$ 12,126,000	$ 10,846,884
TK Elevator U.S. Newco, Inc.
5.25%, due 7/15/27 (b)	34,910,000	32,636,190
		55,843,074
Media 5.7%
Block Communications, Inc.
4.875%, due 3/1/28 (b)	15,000,000	12,913,129
Cable One, Inc.
4.00%, due 11/15/30 (b)	37,800,000	30,738,960
CCO Holdings LLC
4.25%, due 2/1/31 (b)	36,815,000	30,151,883
4.25%, due 1/15/34 (b)	28,050,000	21,366,816
4.50%, due 8/15/30 (b)	42,430,000	35,628,450
4.50%, due 5/1/32	46,500,000	37,226,709
4.50%, due 6/1/33 (b)	14,500,000	11,542,186
4.75%, due 3/1/30 (b)	31,835,000	27,390,710
5.00%, due 2/1/28 (b)	24,000,000	22,190,222
5.125%, due 5/1/27 (b)	41,225,000	38,898,658
5.375%, due 6/1/29 (b)	13,495,000	12,376,506
CSC Holdings LLC (b)
5.50%, due 4/15/27	3,750,000	3,206,277
5.75%, due 1/15/30	23,900,000	12,197,221
6.50%, due 2/1/29	14,230,000	11,881,097
7.50%, due 4/1/28	8,900,000	5,560,591
11.25%, due 5/15/28	15,585,000	15,532,011
Diamond Sports Group LLC
6.625%, due 8/15/27 (b)(i)(k)	7,000,000	210,000
DIRECTV Financing LLC
5.875%, due 8/15/27 (b)	37,250,000	32,689,472
DISH DBS Corp.
7.75%, due 7/1/26	18,675,000	10,788,357
LCPR Senior Secured Financing DAC (b)
5.125%, due 7/15/29	19,150,000	16,402,166
6.75%, due 10/15/27	55,712,000	52,920,128
News Corp. (b)
3.875%, due 5/15/29	43,330,000	38,469,674
5.125%, due 2/15/32	11,110,000	10,230,062
Sirius XM Radio, Inc. (b)
5.00%, due 8/1/27	8,000,000	7,358,432
5.50%, due 7/1/29	11,590,000	10,323,570
Sterling Entertainment Enterprises LLC
10.25%, due 1/15/25 (c)(h)(j)	20,000,000	18,638,000
Videotron Ltd.
5.375%, due 6/15/24 (b)	17,850,000	17,817,870
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
Virgin Media Finance plc
5.00%, due 7/15/30 (b)	$ 19,275,000	$ 16,242,628
VZ Secured Financing BV
5.00%, due 1/15/32 (b)	18,020,000	15,038,022
Ziggo BV
4.875%, due 1/15/30 (b)	7,500,000	6,456,981
		582,386,788
Metal Fabricate & Hardware 0.3%
Advanced Drainage Systems, Inc. (b)
5.00%, due 9/30/27	18,315,000	17,513,719
6.375%, due 6/15/30	12,615,000	12,480,272
Park-Ohio Industries, Inc.
6.625%, due 4/15/27	3,500,000	2,782,500
		32,776,491
Mining 1.6%
Arconic Corp.
6.00%, due 5/15/25 (b)	8,695,000	8,644,658
Century Aluminum Co.
7.50%, due 4/1/28 (b)	34,830,000	32,845,885
Compass Minerals International, Inc. (b)
4.875%, due 7/15/24	7,000,000	6,930,000
6.75%, due 12/1/27	31,535,000	30,239,778
Constellium SE
3.75%, due 4/15/29 (b)	10,000,000	8,607,150
Eldorado Gold Corp.
6.25%, due 9/1/29 (b)	5,000,000	4,650,000
First Quantum Minerals Ltd. (b)
6.875%, due 10/15/27	14,000,000	13,591,893
7.50%, due 4/1/25	5,000,000	4,987,250
IAMGOLD Corp.
5.75%, due 10/15/28 (b)	37,525,000	29,645,500
Novelis Corp. (b)
3.875%, due 8/15/31	5,000,000	4,187,003
4.75%, due 1/30/30	20,208,000	18,285,686
		162,614,803
Miscellaneous—Manufacturing 0.9%
Amsted Industries, Inc.
5.625%, due 7/1/27 (b)	24,395,000	23,916,220
EnPro Industries, Inc.
5.75%, due 10/15/26	21,784,000	21,348,320
Gates Global LLC
6.25%, due 1/15/26 (b)	6,750,000	6,682,500
	Principal Amount	Value

Miscellaneous—Manufacturing (continued)
Hillenbrand, Inc.
5.00%, due 9/15/26 (g)	$ 5,000,000	$ 4,862,950
5.75%, due 6/15/25	7,000,000	6,981,100
LSB Industries, Inc.
6.25%, due 10/15/28 (b)	31,805,000	27,990,776
		91,781,866
Office Furnishings 0.1%
Interface, Inc.
5.50%, due 12/1/28 (b)	16,952,000	13,586,943
Oil & Gas 6.6%
Ascent Resources Utica Holdings LLC (b)
7.00%, due 11/1/26	14,500,000	14,031,229
9.00%, due 11/1/27	11,295,000	13,963,444
California Resources Corp.
7.125%, due 2/1/26 (b)	11,000,000	11,110,660
Chevron USA, Inc.
3.85%, due 1/15/28	5,560,000	5,550,933
3.90%, due 11/15/24	4,000,000	3,974,945
Civitas Resources, Inc.
5.00%, due 10/15/26 (b)	5,500,000	5,170,000
Comstock Resources, Inc.
6.75%, due 3/1/29 (b)	12,120,000	10,973,173
Encino Acquisition Partners Holdings LLC
8.50%, due 5/1/28 (b)	41,705,000	36,978,586
EQT Corp.
6.125%, due 2/1/25 (g)	14,749,000	14,788,380
Gulfport Energy Corp.
8.00%, due 5/17/26	1,362,721	1,366,128
8.00%, due 5/17/26 (b)	30,637,302	30,713,895
Gulfport Energy Operating Corp. Escrow Claim Shares (h)(i)
6.00%, due 10/15/24	50,754,000	—
6.375%, due 5/15/25	24,354,000	—
6.375%, due 1/15/26	11,915,000	—
6.625%, due 5/1/23	17,072,000	—
Hilcorp Energy I LP (b)
5.75%, due 2/1/29	5,000,000	4,671,289
6.00%, due 4/15/30	8,000,000	7,455,856
6.25%, due 4/15/32	8,750,000	8,180,196
Marathon Oil Corp.
4.40%, due 7/15/27	6,825,000	6,664,668
6.80%, due 3/15/32	5,000,000	5,326,685
Matador Resources Co.
5.875%, due 9/15/26	24,545,000	24,069,504

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Oil & Gas (continued)
Matador Resources Co. (continued)
6.875%, due 4/15/28 (b)	$ 5,000,000	$ 5,031,351
Moss Creek Resources Holdings, Inc.
7.50%, due 1/15/26 (b)	9,465,000	8,847,818
Noble Finance II LLC
8.00%, due 4/15/30 (b)	7,500,000	7,680,150
Occidental Petroleum Corp.
5.55%, due 3/15/26	30,505,000	30,760,937
5.875%, due 9/1/25	6,000,000	6,063,759
6.125%, due 1/1/31	3,000,000	3,136,110
6.375%, due 9/1/28	6,635,000	6,920,062
6.45%, due 9/15/36	6,850,000	7,269,562
6.625%, due 9/1/30	7,270,000	7,760,725
6.95%, due 7/1/24	6,672,000	6,788,760
7.15%, due 5/15/28	4,000,000	4,218,028
Parkland Corp. (b)
4.50%, due 10/1/29	24,035,000	21,060,669
4.625%, due 5/1/30	14,000,000	12,181,101
5.875%, due 7/15/27	14,025,000	13,657,096
PDC Energy, Inc.
6.125%, due 9/15/24	11,454,000	11,367,914
Permian Resources Operating LLC (b)
5.375%, due 1/15/26	18,867,000	17,957,652
6.875%, due 4/1/27	23,400,000	23,166,000
7.75%, due 2/15/26	20,645,000	20,877,256
ROCC Holdings LLC
9.25%, due 8/15/26 (b)	9,795,000	10,505,136
Rockcliff Energy II LLC
5.50%, due 10/15/29 (b)	42,725,000	38,637,072
Southwestern Energy Co.
5.375%, due 3/15/30	15,330,000	14,266,719
5.70%, due 1/23/25 (g)	3,504,000	3,496,799
Sunoco LP
6.00%, due 4/15/27	18,965,000	18,861,162
Talos Production, Inc.
12.00%, due 1/15/26	81,465,000	86,149,237
Transocean Poseidon Ltd.
6.875%, due 2/1/27 (b)	30,505,313	29,755,460
Transocean, Inc.
8.75%, due 2/15/30 (b)	30,585,000	30,859,959
Viper Energy Partners LP
5.375%, due 11/1/27 (b)	9,425,000	9,110,674
	Principal Amount	Value

Oil & Gas (continued)
Vital Energy, Inc.
7.75%, due 7/31/29 (b)	$ 17,830,000	$ 15,740,324
10.125%, due 1/15/28	1,810,000	1,819,629
		678,936,692
Oil & Gas Services 0.9%
Bristow Group, Inc.
6.875%, due 3/1/28 (b)	30,000,000	28,623,552
Nine Energy Service, Inc.
13.00%, due 2/1/28	30,200,000	27,784,000
Weatherford International Ltd. (b)
6.50%, due 9/15/28	21,645,000	21,645,000
8.625%, due 4/30/30	14,595,000	14,866,763
		92,919,315
Packaging & Containers 0.5%
ARD Finance SA
6.50% (6.50% Cash or 7.25% PIK), due 6/30/27 (a)(b)	13,208,936	10,824,930
Cascades, Inc. (b)
5.125%, due 1/15/26	11,306,000	10,743,012
5.375%, due 1/15/28	23,385,000	22,187,220
Sealed Air Corp.
6.125%, due 2/1/28 (b)	6,230,000	6,321,587
		50,076,749
Pharmaceuticals 2.9%
1375209 BC Ltd.
9.00%, due 1/30/28 (b)	8,000,000	7,920,000
180 Medical, Inc.
3.875%, due 10/15/29 (b)	20,670,000	18,407,770
Bausch Health Cos., Inc. (b)
7.00%, due 1/15/28	7,000,000	3,202,500
7.25%, due 5/30/29	5,000,000	2,406,375
11.00%, due 9/30/28	20,687,000	16,678,894
14.00%, due 10/15/30	1,974,000	1,263,360
BellRing Brands, Inc.
7.00%, due 3/15/30 (b)	18,880,000	19,342,148
Jazz Securities DAC
4.375%, due 1/15/29 (b)	49,390,000	45,392,620
Organon & Co. (b)
4.125%, due 4/30/28	25,000,000	23,000,112
5.125%, due 4/30/31	20,000,000	17,820,870
Owens & Minor, Inc. (b)
4.50%, due 3/31/29	24,155,000	19,373,033
6.625%, due 4/1/30	42,780,000	37,218,600
Par Pharmaceutical, Inc.
7.50%, due 4/1/27 (b)(i)(k)	53,067,000	37,600,890
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Prestige Brands, Inc. (b)
3.75%, due 4/1/31	$ 33,125,000	$ 28,075,425
5.125%, due 1/15/28	26,650,000	25,847,035
		303,549,632
Pipelines 4.9%
ANR Pipeline Co.
7.375%, due 2/15/24	2,555,000	2,569,270
Antero Midstream Partners LP (b)
5.375%, due 6/15/29	5,500,000	5,150,111
5.75%, due 3/1/27	4,000,000	3,869,270
5.75%, due 1/15/28	8,000,000	7,749,120
CNX Midstream Partners LP
4.75%, due 4/15/30 (b)	3,500,000	2,930,329
Crestwood Midstream Partners LP
8.00%, due 4/1/29 (b)	6,500,000	6,613,750
DT Midstream, Inc. (b)
4.125%, due 6/15/29	3,500,000	3,101,885
4.375%, due 6/15/31	12,205,000	10,612,428
Energy Transfer LP
4.40%, due 3/15/27	14,700,000	14,334,574
4.95%, due 5/15/28	16,000,000	15,859,793
EnLink Midstream LLC
6.50%, due 9/1/30 (b)	6,220,000	6,283,257
EQM Midstream Partners LP (b)
4.50%, due 1/15/29	5,000,000	4,249,182
4.75%, due 1/15/31	10,000,000	8,195,711
6.00%, due 7/1/25	4,497,000	4,418,000
6.50%, due 7/1/27	8,900,000	8,677,577
7.50%, due 6/1/27	5,000,000	4,982,098
7.50%, due 6/1/30	4,935,000	4,790,236
FTAI Infra Escrow Holdings LLC
10.50%, due 6/1/27 (b)	20,100,000	20,301,000
Genesis Energy LP
6.25%, due 5/15/26	13,670,000	13,170,830
7.75%, due 2/1/28	25,065,000	24,669,808
8.00%, due 1/15/27	31,684,000	31,618,069
8.875%, due 4/15/30	3,340,000	3,344,479
Harvest Midstream I LP
7.50%, due 9/1/28 (b)	26,675,000	26,100,162
Hess Midstream Operations LP (b)
4.25%, due 2/15/30	4,000,000	3,556,360
5.625%, due 2/15/26	1,000,000	984,330
Holly Energy Partners LP (b)
5.00%, due 2/1/28	9,870,000	9,201,702
6.375%, due 4/15/27	10,625,000	10,465,212
	Principal Amount	Value

Pipelines (continued)
ITT Holdings LLC
6.50%, due 8/1/29 (b)	$ 22,620,000	$ 18,780,707
MPLX LP
4.875%, due 12/1/24	12,000,000	11,953,944
New Fortress Energy, Inc.
6.50%, due 9/30/26 (b)	12,930,000	11,906,337
NGL Energy Operating LLC
7.50%, due 2/1/26 (b)	19,350,000	18,552,981
NGPL PipeCo LLC
4.875%, due 8/15/27 (b)	5,000,000	4,868,922
NuStar Logistics LP
5.75%, due 10/1/25	3,000,000	2,942,199
6.00%, due 6/1/26	15,000,000	14,761,050
Plains All American Pipeline LP
Series B
8.974% (3 Month LIBOR + 4.11%), due 5/30/23 (c)(d)(e)	45,303,000	39,866,640
Rockies Express Pipeline LLC (b)
3.60%, due 5/15/25	1,000,000	947,787
4.80%, due 5/15/30	13,780,000	12,260,943
Summit Midstream Holdings LLC
8.50%, due 10/15/26 (b)	29,715,000	28,526,400
Tallgrass Energy Partners LP (b)
5.50%, due 1/15/28	5,000,000	4,625,839
6.00%, due 3/1/27	19,000,000	18,331,722
7.50%, due 10/1/25	8,500,000	8,564,775
Targa Resources Partners LP
6.50%, due 7/15/27	5,116,000	5,212,927
TransMontaigne Partners LP
6.125%, due 2/15/26	26,447,000	22,998,840
Western Midstream Operating LP
4.65%, due 7/1/26	5,000,000	4,861,001
4.75%, due 8/15/28	12,000,000	11,513,860
5.50%, due 2/1/50 (g)	3,000,000	2,545,119
		501,820,536
Real Estate 0.6%
Howard Hughes Corp. (The) (b)
4.125%, due 2/1/29	5,000,000	4,203,200
4.375%, due 2/1/31	5,000,000	4,050,710
Newmark Group, Inc.
6.125%, due 11/15/23	43,914,000	43,652,273
Realogy Group LLC
5.25%, due 4/15/30 (b)	11,500,000	8,199,018
		60,105,201
Real Estate Investment Trusts 2.3%
CTR Partnership LP
3.875%, due 6/30/28 (b)	12,425,000	10,809,750

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Real Estate Investment Trusts (continued)
GLP Capital LP
5.25%, due 6/1/25	$ 10,000,000	$ 9,813,134
5.30%, due 1/15/29	14,080,000	13,580,019
5.375%, due 4/15/26	5,620,000	5,562,929
Host Hotels & Resorts LP
Series I
3.50%, due 9/15/30	9,090,000	7,739,585
MPT Operating Partnership LP
4.625%, due 8/1/29	14,240,000	10,779,998
5.00%, due 10/15/27	32,835,000	27,504,549
5.25%, due 8/1/26	10,000,000	8,905,452
RHP Hotel Properties LP
4.50%, due 2/15/29 (b)	9,255,000	8,333,665
4.75%, due 10/15/27	28,050,000	26,367,000
VICI Properties LP (b)
3.875%, due 2/15/29	16,975,000	15,254,161
4.625%, due 6/15/25	13,000,000	12,627,769
5.625%, due 5/1/24	54,960,000	54,691,586
5.75%, due 2/1/27	26,800,000	26,627,906
		238,597,503
Retail 5.4%
1011778 B.C. Unlimited Liability Co. (b)
3.875%, due 1/15/28	26,885,000	25,216,460
4.00%, due 10/15/30	55,052,000	48,059,378
Asbury Automotive Group, Inc.
4.50%, due 3/1/28	23,137,000	21,018,492
4.625%, due 11/15/29 (b)	13,005,000	11,574,597
4.75%, due 3/1/30	17,525,000	15,553,134
5.00%, due 2/15/32 (b)	10,850,000	9,348,730
CEC Entertainment LLC
6.75%, due 5/1/26 (b)	19,390,000	18,432,080
Dave & Buster's, Inc.
7.625%, due 11/1/25 (b)	9,240,000	9,394,216
Group 1 Automotive, Inc.
4.00%, due 8/15/28 (b)	17,000,000	15,085,140
Ken Garff Automotive LLC
4.875%, due 9/15/28 (b)	26,535,000	23,175,002
KFC Holding Co.
4.75%, due 6/1/27 (b)	18,287,000	17,990,751
LCM Investments Holdings II LLC
4.875%, due 5/1/29 (b)	51,000,000	43,477,668
Murphy Oil USA, Inc.
4.75%, due 9/15/29	7,500,000	6,956,250
5.625%, due 5/1/27	10,417,000	10,260,745
	Principal Amount	Value

Retail (continued)
NMG Holding Co., Inc.
7.125%, due 4/1/26 (b)	$ 85,205,000	$ 79,178,050
Papa John's International, Inc.
3.875%, due 9/15/29 (b)	18,284,000	15,798,385
Patrick Industries, Inc. (b)
4.75%, due 5/1/29	6,760,000	5,881,200
7.50%, due 10/15/27	21,040,000	20,675,380
Sonic Automotive, Inc. (b)
4.625%, due 11/15/29	11,890,000	9,974,100
4.875%, due 11/15/31	10,795,000	8,716,962
Ultra Resources, Inc. Escrow Claim Shares
6.875%, due 4/15/22 (b)(c)(h)(i)	28,880,000	—
Yum! Brands, Inc.
3.625%, due 3/15/31	40,870,000	36,100,561
4.625%, due 1/31/32	40,600,000	37,858,323
4.75%, due 1/15/30 (b)	33,885,000	32,777,704
5.375%, due 4/1/32	30,000,000	29,263,152
		551,766,460
Software 3.8%
ACI Worldwide, Inc.
5.75%, due 8/15/26 (b)	13,784,000	13,732,310
Camelot Finance SA
4.50%, due 11/1/26 (b)	16,990,000	16,090,871
Central Parent, Inc.
7.25%, due 6/15/29 (b)	2,000,000	1,980,278
Clarivate Science Holdings Corp. (b)
3.875%, due 7/1/28	31,609,000	28,441,775
4.875%, due 7/1/29	57,521,000	51,802,935
CWT Travel Group, Inc. (b)
8.50%, due 11/19/26	10,580,000	7,460,001
8.50%, due 11/19/26	8,513,374	6,002,815
Fair Isaac Corp.
5.25%, due 5/15/26 (b)	12,250,000	12,050,937
MSCI, Inc. (b)
3.25%, due 8/15/33	13,095,000	10,639,687
3.625%, due 9/1/30	28,645,000	24,711,182
3.625%, due 11/1/31	7,000,000	5,950,980
3.875%, due 2/15/31	39,000,000	34,164,780
4.00%, due 11/15/29	32,330,000	29,130,300
Open Text Corp. (b)
3.875%, due 2/15/28	19,385,000	17,177,242
3.875%, due 12/1/29	13,000,000	10,925,710
6.90%, due 12/1/27	12,340,000	12,745,406
Open Text Holdings, Inc.
4.125%, due 2/15/30 (b)	31,547,000	26,937,422
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Software (continued)
PTC, Inc. (b)
3.625%, due 2/15/25	$ 11,000,000	$ 10,608,216
4.00%, due 2/15/28	35,619,000	33,119,452
SS&C Technologies, Inc.
5.50%, due 9/30/27 (b)	24,745,000	23,951,081
Veritas US, Inc.
7.50%, due 9/1/25 (b)	19,585,000	14,861,384
		392,484,764
Telecommunications 3.1%
Connect Finco SARL
6.75%, due 10/1/26 (b)	56,200,000	53,561,579
Frontier Communications Holdings LLC
8.625%, due 3/15/31 (b)	13,140,000	12,803,424
Hughes Satellite Systems Corp.
6.625%, due 8/1/26	8,000,000	7,555,920
Sprint Capital Corp.
6.875%, due 11/15/28	104,520,000	112,681,122
Sprint LLC
7.875%, due 9/15/23	46,900,000	47,279,660
T-Mobile USA, Inc.
2.625%, due 2/15/29	6,790,000	6,000,501
2.875%, due 2/15/31	13,275,000	11,502,660
4.75%, due 2/1/28	37,055,000	36,871,752
5.375%, due 4/15/27	33,000,000	33,305,976
		321,562,594
Toys, Games & Hobbies 0.2%
Mattel, Inc.
5.875%, due 12/15/27 (b)	22,275,000	22,302,421
Transportation 0.7%
Seaspan Corp.
5.50%, due 8/1/29 (b)	23,615,000	18,892,000
Watco Cos. LLC
6.50%, due 6/15/27 (b)	49,875,000	48,363,018
XPO Escrow Sub LLC
7.50%, due 11/15/27 (b)	5,000,000	5,124,922
		72,379,940
Total Corporate Bonds (Cost $9,521,308,179)		8,921,031,631
	Principal Amount	Value
Loan Assignments 4.5%
Automobile 0.1%
Dealer Tire Financial LLC
Term Loan B2
9.482% (1 Month SOFR + 4.50%), due 12/14/27 (d)	$ 10,972,500	$ 10,899,346
Beverage, Food & Tobacco 0.1%
United Natural Foods, Inc.
Initial Term Loan
8.347% (1 Month SOFR + 3.25%), due 10/22/25 (d)	10,714,378	10,714,378
Chemicals, Plastics & Rubber 0.2%
Jazz Pharmaceuticals plc
Initial Dollar Term Loan
8.525% (1 Month LIBOR + 3.50%), due 5/5/28 (d)	20,690,121	20,656,168
Electronics 0.1%
Camelot U.S. Acquisition 1 Co. (d)
Initial Term Loan
8.025% (1 Month LIBOR + 3.00%), due 10/30/26	4,055,174	4,049,261
Amendment No. 2 Incremental Term Loan
8.025% (1 Month LIBOR + 3.00%), due 10/30/26	4,122,187	4,116,004
		8,165,265
Energy (Electricity) 0.1%
Talen Energy Supply LLC
Term Loan B
9.59%, due 4/26/30	5,965,714	5,824,029
Term Loan C
9.59%, due 4/26/30	4,834,286	4,719,471
		10,543,500
Finance 0.3%
Aretec Group, Inc.
Incremental Term Loan
TBD, due 3/8/30	15,500,000	15,280,412
RealTruck Group, Inc.
Initial Term Loan
8.775% (1 Month LIBOR + 3.75%), due 1/31/28 (d)	18,418,199	16,714,515
		31,994,927

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay High Yield Corporate Bond Fund

	Principal Amount	Value
Loan Assignments (continued)
Healthcare, Education & Childcare 0.5%
Endo Luxembourg Finance Co. I SARL
2021 Term Loan
14.00% (1 Month LIBOR + 6.00%), due 3/27/28 (d)	$ 10,000,000	$ 7,312,500
LifePoint Health, Inc.
First Lien Term Loan B
9.023% (3 Month LIBOR + 3.75%), due 11/16/25 (d)	35,503,924	33,344,113
Organon & Co.
Dollar Term Loan
8.00% (3 Month LIBOR + 3.00%), due 6/2/28 (d)	9,322,500	9,299,194
		49,955,807
High Tech Industries 0.2%
Open Text Corp.
Term Loan B
8.582% (1 Month SOFR + 3.50%), due 1/31/30 (d)	20,448,750	20,423,189
Insurance 0.2%
USI, Inc.
2022 Incremental Term Loan
8.648% (3 Month SOFR + 3.75%), due 11/22/29 (d)	16,915,000	16,865,659
Leisure, Amusement, Motion Pictures & Entertainment 0.0% ‡
NASCAR Holdings LLC
Initial Term Loan
7.34% (1 Month SOFR + 2.50%), due 10/19/26 (d)	2,779,574	2,782,354
Manufacturing 0.0% ‡
Adient U.S. LLC
Term Loan B1
8.347% (1 Month SOFR + 3.25%), due 4/10/28 (d)	6,443,411	6,436,362
Media 0.4%
DIRECTV Financing LLC
Closing Date Term Loan
10.025% (1 Month LIBOR + 5.00%), due 8/2/27 (d)	43,160,768	41,506,286
	Principal Amount	Value

Oil & Gas 0.5%
Ascent Resources Utica Holdings LLC
Second Lien Term Loan
14.211% (3 Month LIBOR + 9.00%), due 11/1/25 (d)	$ 9,011,000	$ 9,540,396
Brazos Delaware II LLC
Initial Term Loan
8.583% (1 Month SOFR + 3.75%), due 2/11/30 (d)	2,000,000	1,971,876
PetroQuest Energy LLC (c)(h)
Term Loan
12.34% (12.07% PIK) (1 Month LIBOR + 7.50%), due 11/8/23 (a)(d)	22,157,118	17,060,981
Term Loan
12.34% (1 Month LIBOR + 7.50%), due 1/1/28 (d)	2,982,259	2,982,259
2020 Term Loan
12.348% (12.13% PIK), due 9/19/26 (a)	2,290,292	2,290,292
TransMontaigne Operating Co. LP
Tranche Term Loan B 8.51% - 8.525%
(1 Month LIBOR + 3.50%), due 11/17/28 (d)	14,405,900	14,239,339
		48,085,143
Retail 0.9%
Great Outdoors Group LLC
Term Loan B2
8.775% (1 Month LIBOR + 3.75%), due 3/6/28 (d)	93,813,475	92,925,625
Services: Business 0.2%
GIP II Blue Holding LP
Initial Term Loan
9.659% (3 Month LIBOR + 4.50%), due 9/29/28 (d)	16,082,372	16,028,769
Icon plc (d)
Lux Term Loan
7.41% (3 Month SOFR + 2.25%), due 7/3/28	2,799,576	2,796,077
U.S. Term Loan
7.41% (3 Month SOFR + 2.25%), due 7/3/28	697,516	696,645
		19,521,491
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Loan Assignments (continued)
Software 0.2%
Cloud Software Group, Inc.
First Lien Term Loan A
9.498% (3 Month SOFR + 4.50%), due 9/29/28 (d)	$ 27,000,000	$ 24,975,000
Utilities 0.5%
PG&E Corp.
Term Loan
8.063% (1 Month LIBOR + 3.00%), due 6/23/25 (d)	48,291,010	48,140,101
Total Loan Assignments (Cost $469,466,710)		464,590,601
Total Long-Term Bonds (Cost $10,086,384,991)		9,464,960,994

	Shares
Common Stocks 2.3%
Consumer Staples Distribution & Retail 0.0% ‡
ASG warrant Corp. (c)(h)(l)	12,502	—
Distributors 0.1%
ATD New Holdings, Inc. (l)	142,545	6,414,525
Electric Utilities 0.0% ‡
Keycon Power Holdings LLC (c)(h)(l)	38,880	389
Electrical Equipment 0.1%
Energy Technologies, Inc. (c)(h)(l)	16,724	7,107,700
Energy Equipment & Services 0.1%
Forum Energy Technologies, Inc. (l)	617,274	13,678,792
Nine Energy Service, Inc. (l)	148,500	573,210
		14,252,002
Hotels, Restaurants & Leisure 0.1%
Carlson Travel, Inc. (c)(j)(l)	1,813,550	10,881,300
Independent Power and Renewable Electricity Producers 0.3%
GenOn Energy, Inc. (j)	386,241	35,727,292
Metals & Mining 0.1%
Franco-Nevada Corp.	65,000	9,865,700
	Shares	Value

Oil, Gas & Consumable Fuels 1.5%
Chord Energy Corp.	97,111	$ 13,821,809
Gulfport Energy Corp. (l)	1,189,727	107,622,704
PetroQuest Energy, Inc. (c)(h)(l)	284,709	—
Talos Energy, Inc. (l)	2,074,193	28,271,251
		149,715,764
Total Common Stocks (Cost $292,007,941)		233,964,672
Convertible Preferred Stock 0.1%
Hotels, Restaurants & Leisure 0.1%
CWT Travel Holdings, Inc., 15.00% (b)(c)(e)(l)	97,040	7,763,200
Total Convertible Preferred Stock (Cost $8,023,865)		7,763,200
Preferred Stocks 0.5%
Electrical Equipment 0.3%
Energy Technologies Ltd. (c)(h)(l)	37,258	29,806,400
Oil, Gas & Consumable Fuels 0.2%
Gulfport Energy Operating Corp., 10.00%(10.00% Cash or 15.00% PIK) (a)(c)(l)	4,201,000	25,142,985
Total Preferred Stocks (Cost $39,168,071)		54,949,385
Exchange-Traded Funds 0.4%
iShares Gold Trust (l)	929,500	35,051,445
SPDR Gold Shares (l)	55,336	10,226,093
Total Exchange-Traded Funds (Cost $33,598,418)		45,277,538

	Number of Warrants
Warrants 0.0% ‡
Hotels, Restaurants & Leisure 0.0% ‡
CWT Travel Holdings, Inc. (h)(l)
Expires 11/19/26	169,236	1,506
Expires 11/19/28	178,143	8,248
		9,754

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay High Yield Corporate Bond Fund

	Number of Warrants	Value
Warrants (continued) ‡
Oil, Gas & Consumable Fuels 0.0% ‡
California Resources Corp.
Expires 10/27/24 (l)	36,093	$ 343,606
Total Warrants (Cost $32,627,513)		353,360
Total Investments (Cost $10,491,810,799)	95.1%	9,807,269,149
Other Assets, Less Liabilities	4.9	509,996,738
Net Assets	100.0%	$ 10,317,265,887

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	PIK ("Payment-in-Kind")—issuer may pay interest or dividends with additional securities and/or in cash.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $196,947,359, which represented 1.9% of the Fund’s net assets.
(d)	Floating rate—Rate shown was the rate in effect as of April 30, 2023.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Delayed delivery security.
(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(i)	Issue in non-accrual status.
(j)	Restricted security. (See Note 5)
(k)	Issue in default.
(l)	Non-income producing security.

Abbreviation(s):
LIBOR—London Interbank Offered Rate
SOFR—Secured Overnight Financing Rate
SPDR—Standard & Poor’s Depositary Receipt
TBD—To Be Determined
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Convertible Bonds	$ —	$ 79,338,762	$ —	$ 79,338,762
Corporate Bonds	—	8,902,393,631	18,638,000	8,921,031,631
Loan Assignments	—	442,257,069	22,333,532	464,590,601
Total Long-Term Bonds	—	9,423,989,462	40,971,532	9,464,960,994
Common Stocks	173,833,466	53,023,117	7,108,089	233,964,672
Convertible Preferred Stock	—	7,763,200	—	7,763,200
Preferred Stocks	—	25,142,985	29,806,400	54,949,385
Exchange-Traded Funds	45,277,538	—	—	45,277,538
Warrants	343,606	—	9,754	353,360
Total Investments in Securities	$ 219,454,610	$ 9,509,918,764	$ 77,895,775	$ 9,807,269,149

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $10,491,810,799)	$ 9,807,269,149
Cash	422,261,715
Due from custodian	1,412,905
Receivables:
Interest	150,676,319
Investment securities sold	38,541,512
Fund shares sold	12,446,445
Other assets	2,018,987
Total assets	10,434,627,032
Liabilities
Payables:
Investment securities purchased	86,677,132
Fund shares redeemed	19,932,389
Manager (See Note 3)	4,595,704
Transfer agent (See Note 3)	1,662,595
Shareholder communication	778,162
NYLIFE Distributors (See Note 3)	761,245
Professional fees	134,768
Custodian	43,012
Accrued expenses	75,292
Distributions payable	2,700,846
Total liabilities	117,361,145
Net assets	$10,317,265,887
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 20,491,585
Additional paid-in-capital	11,357,387,849
11,377,879,434
Total distributable earnings (loss)	(1,060,613,547)
Net assets	$10,317,265,887
Class A
Net assets applicable to outstanding shares	$3,045,279,581
Shares of beneficial interest outstanding	604,290,064
Net asset value per share outstanding	$ 5.04
Maximum sales charge (4.50% of offering price)	0.24
Maximum offering price per share outstanding	$ 5.28
Investor Class
Net assets applicable to outstanding shares	$ 117,545,218
Shares of beneficial interest outstanding	23,159,430
Net asset value per share outstanding	$ 5.08
Maximum sales charge (4.00% of offering price)	0.21
Maximum offering price per share outstanding	$ 5.29
Class B
Net assets applicable to outstanding shares	$ 9,940,905
Shares of beneficial interest outstanding	1,982,165
Net asset value and offering price per share outstanding	$ 5.02
Class C
Net assets applicable to outstanding shares	$ 118,560,934
Shares of beneficial interest outstanding	23,620,133
Net asset value and offering price per share outstanding	$ 5.02
Class I
Net assets applicable to outstanding shares	$3,161,867,686
Shares of beneficial interest outstanding	627,254,606
Net asset value and offering price per share outstanding	$ 5.04
Class R1
Net assets applicable to outstanding shares	$ 47,661
Shares of beneficial interest outstanding	9,478
Net asset value and offering price per share outstanding	$ 5.03
Class R2
Net assets applicable to outstanding shares	$ 7,002,615
Shares of beneficial interest outstanding	1,389,058
Net asset value and offering price per share outstanding	$ 5.04
Class R3
Net assets applicable to outstanding shares	$ 3,947,568
Shares of beneficial interest outstanding	784,079
Net asset value and offering price per share outstanding	$ 5.03
Class R6
Net assets applicable to outstanding shares	$3,853,029,186
Shares of beneficial interest outstanding	766,660,692
Net asset value and offering price per share outstanding	$ 5.03
SIMPLE Class
Net assets applicable to outstanding shares	$ 44,533
Shares of beneficial interest outstanding	8,772
Net asset value and offering price per share outstanding	$ 5.08

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay High Yield Corporate Bond Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$307,208,994
Dividends (net of foreign tax withholding of $17,275)	1,266,045
Other	9,972,286
Total income	318,447,325
Expenses
Manager (See Note 3)	27,388,235
Transfer agent (See Note 3)	5,059,749
Distribution/Service—Class A (See Note 3)	3,807,628
Distribution/Service—Investor Class (See Note 3)	145,672
Distribution/Service—Class B (See Note 3)	56,880
Distribution/Service—Class C (See Note 3)	629,694
Distribution/Service—Class R2 (See Note 3)	8,722
Distribution/Service—Class R3 (See Note 3)	9,125
Distribution/Service—SIMPLE Class (See Note 3)	94
Professional fees	368,422
Shareholder communication	276,123
Registration	126,165
Trustees	122,658
Custodian	60,630
Shareholder service (See Note 3)	5,337
Miscellaneous	134,175
Total expenses before waiver/reimbursement	38,199,309
Reimbursement from prior custodian(a)	(19,662)
Net expenses	38,179,647
Net investment income (loss)	280,267,678
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on investments	(87,472,084)
Net change in unrealized appreciation (depreciation) on investments	405,732,154
Net realized and unrealized gain (loss)	318,260,070
Net increase (decrease) in net assets resulting from operations	$598,527,748

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 280,267,678	$ 529,759,959
Net realized gain (loss)	(87,472,084)	(2,040,502)
Net change in unrealized appreciation (depreciation)	405,732,154	(1,544,808,534)
Net increase (decrease) in net assets resulting from operations	598,527,748	(1,017,089,077)
Distributions to shareholders:
Class A	(80,315,922)	(159,359,781)
Investor Class	(2,951,198)	(5,731,011)
Class B	(242,446)	(728,522)
Class C	(2,704,060)	(6,351,592)
Class I	(87,201,548)	(179,733,684)
Class R1	(1,246)	(2,576)
Class R2	(180,542)	(372,409)
Class R3	(90,520)	(154,687)
Class R6	(104,078,085)	(181,305,286)
SIMPLE Class	(940)	(1,390)
	(277,766,507)	(533,740,938)
Distributions to shareholders from return of capital:
Class A	—	(10,959,485)
Investor Class	—	(394,133)
Class B	—	(50,102)
Class C	—	(436,811)
Class I	—	(12,360,639)
Class R1	—	(177)
Class R2	—	(25,611)
Class R3	—	(10,638)
Class R6	—	(12,468,721)
SIMPLE Class	—	(96)
	—	(36,706,413)
Total distributions to shareholders	(277,766,507)	(570,447,351)
Capital share transactions:
Net proceeds from sales of shares	1,360,954,776	3,247,300,040
Net asset value of shares issued to shareholders in reinvestment of distributions	261,329,803	531,741,895
Cost of shares redeemed	(1,742,934,365)	(4,185,037,510)
Increase (decrease) in net assets derived from capital share transactions	(120,649,786)	(405,995,575)
Net increase (decrease) in net assets	200,111,455	(1,993,532,003)
	Six months ended April 30, 2023	Year ended October 31, 2022
Net Assets
Beginning of period	$10,117,154,432	$12,110,686,435
End of period	$10,317,265,887	$10,117,154,432

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.13	0.24	0.25	0.29	0.29	0.29
Net realized and unrealized gain (loss)	0.16	(0.73)	0.25	(0.17)	0.12	(0.22)
Total from investment operations	0.29	(0.49)	0.50	0.12	0.41	0.07
Less distributions:
From net investment income	(0.13)	(0.24)	(0.25)	(0.29)	(0.29)	(0.29)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.13)	(0.26)	(0.28)	(0.32)	(0.32)	(0.32)
Net asset value at end of period	$ 5.04	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.52
Total investment return (b)	6.01%	(8.88)%	9.37%	2.26%	7.58%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.34%††	4.58%	4.38%	5.35%	5.21%	5.15%
Net expenses (c)	0.96%††	0.95%	0.95%	0.97%	0.99%	0.99%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000’s)	$ 3,045,280	$ 3,074,182	$ 3,901,512	$ 3,525,782	$ 3,405,587	$ 3,290,659

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.92	$ 5.67	$ 5.45	$ 5.65	$ 5.57	$ 5.82
Net investment income (loss) (a)	0.13	0.24	0.24	0.29	0.29	0.29
Net realized and unrealized gain (loss)	0.16	(0.73)	0.26	(0.17)	0.11	(0.22)
Total from investment operations	0.29	(0.49)	0.50	0.12	0.40	0.07
Less distributions:
From net investment income	(0.13)	(0.24)	(0.25)	(0.29)	(0.29)	(0.29)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.13)	(0.26)	(0.28)	(0.32)	(0.32)	(0.32)
Net asset value at end of period	$ 5.08	$ 4.92	$ 5.67	$ 5.45	$ 5.65	$ 5.57
Total investment return (b)	5.88%	(8.90)%	9.25%	2.24%	7.33%	1.29%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.16%††	4.45%	4.26%	5.27%	5.15%	5.12%
Net expenses (c)	1.14%††	1.09%	1.08%	1.06%	1.05%	1.03%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000's)	$ 117,545	$ 116,961	$ 139,214	$ 149,726	$ 162,260	$ 159,970

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.86	$ 5.60	$ 5.38	$ 5.58	$ 5.50	$ 5.74
Net investment income (loss) (a)	0.11	0.19	0.20	0.25	0.24	0.25
Net realized and unrealized gain (loss)	0.16	(0.72)	0.25	(0.18)	0.11	(0.21)
Total from investment operations	0.27	(0.53)	0.45	0.07	0.35	0.04
Less distributions:
From net investment income	(0.11)	(0.20)	(0.21)	(0.24)	(0.25)	(0.26)
Return of capital	—	(0.01)	(0.02)	(0.03)	(0.02)	(0.02)
Total distributions	(0.11)	(0.21)	(0.23)	(0.27)	(0.27)	(0.28)
Net asset value at end of period	$ 5.02	$ 4.86	$ 5.60	$ 5.38	$ 5.58	$ 5.50
Total investment return (b)	5.53%	(9.61)%	8.52%	1.39%	6.52%	0.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.42%††	3.64%	3.56%	4.55%	4.41%	4.37%
Net expenses (c)	1.89%††	1.84%	1.83%	1.81%	1.80%	1.78%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000’s)	$ 9,941	$ 13,032	$ 26,622	$ 45,661	$ 63,517	$ 81,221

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.86	$ 5.60	$ 5.39	$ 5.59	$ 5.50	$ 5.74
Net investment income (loss) (a)	0.11	0.19	0.20	0.25	0.24	0.25
Net realized and unrealized gain (loss)	0.16	(0.72)	0.24	(0.18)	0.12	(0.21)
Total from investment operations	0.27	(0.53)	0.44	0.07	0.36	0.04
Less distributions:
From net investment income	(0.11)	(0.20)	(0.21)	(0.24)	(0.25)	(0.26)
Return of capital	—	(0.01)	(0.02)	(0.03)	(0.02)	(0.02)
Total distributions	(0.11)	(0.21)	(0.23)	(0.27)	(0.27)	(0.28)
Net asset value at end of period	$ 5.02	$ 4.86	$ 5.60	$ 5.39	$ 5.59	$ 5.50
Total investment return (b)	5.53%	(9.62)%	8.31%	1.39%	6.71%	0.64%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.41%††	3.66%	3.54%	4.54%	4.41%	4.36%
Net expenses (c)	1.89%††	1.84%	1.83%	1.81%	1.80%	1.78%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000’s)	$ 118,561	$ 133,295	$ 214,696	$ 297,431	$ 373,760	$ 550,819

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.53	$ 5.78
Net investment income (loss) (a)	0.14	0.25	0.26	0.30	0.30	0.31
Net realized and unrealized gain (loss)	0.16	(0.73)	0.26	(0.17)	0.11	(0.22)
Total from investment operations	0.30	(0.48)	0.52	0.13	0.41	0.09
Less distributions:
From net investment income	(0.14)	(0.25)	(0.27)	(0.30)	(0.30)	(0.31)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.14)	(0.27)	(0.30)	(0.33)	(0.33)	(0.34)
Net asset value at end of period	$ 5.04	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.53
Total investment return (b)	6.14%	(8.65)%	9.65%	2.56%	7.68%	1.57%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.59%††	4.82%	4.62%	5.60%	5.45%	5.40%
Net expenses (c)	0.71%††	0.70%	0.70%	0.72%	0.74%	0.74%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000’s)	$ 3,161,868	$ 3,159,577	$ 4,116,697	$ 3,509,954	$ 3,451,487	$ 3,709,306

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.87	$ 5.62	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.14	0.25	0.25	0.30	0.30	0.30
Net realized and unrealized gain (loss)	0.15	(0.73)	0.26	(0.17)	0.11	(0.22)
Total from investment operations	0.29	(0.48)	0.51	0.13	0.41	0.08
Less distributions:
From net investment income	(0.13)	(0.25)	(0.26)	(0.30)	(0.30)	(0.30)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.13)	(0.27)	(0.29)	(0.33)	(0.33)	(0.33)
Net asset value at end of period	$ 5.03	$ 4.87	$ 5.62	$ 5.40	$ 5.60	$ 5.52
Total investment return (b)	6.11%	(8.77)%	9.55%	2.45%	7.58%	1.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.50%††	4.74%	4.51%	5.52%	5.36%	5.25%
Net expenses (c)	0.81%††	0.80%	0.80%	0.82%	0.84%	0.84%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000’s)	$ 48	$ 52	$ 62	$ 51	$ 53	$ 72

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.13	0.23	0.24	0.29	0.28	0.29
Net realized and unrealized gain (loss)	0.16	(0.73)	0.26	(0.18)	0.12	(0.22)
Total from investment operations	0.29	(0.50)	0.50	0.11	0.40	0.07
Less distributions:
From net investment income	(0.13)	(0.23)	(0.25)	(0.28)	(0.29)	(0.29)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.02)	(0.03)
Total distributions	(0.13)	(0.25)	(0.28)	(0.31)	(0.31)	(0.32)
Net asset value at end of period	$ 5.04	$ 4.88	$ 5.63	$ 5.41	$ 5.61	$ 5.52
Total investment return (b)	5.96%	(8.98)%	9.28%	2.17%	7.49%	1.20%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.24%††	4.45%	4.28%	5.26%	5.10%	5.06%
Net expenses (c)	1.06%††	1.05%	1.05%	1.07%	1.09%	1.09%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000’s)	$ 7,003	$ 6,949	$ 10,640	$ 13,006	$ 13,866	$ 11,116

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.88	$ 5.62	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.12	0.22	0.22	0.27	0.27	0.27
Net realized and unrealized gain (loss)	0.15	(0.72)	0.26	(0.17)	0.11	(0.22)
Total from investment operations	0.27	(0.50)	0.48	0.10	0.38	0.05
Less distributions:
From net investment income	(0.12)	(0.22)	(0.23)	(0.27)	(0.28)	(0.28)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.02)	(0.02)
Total distributions	(0.12)	(0.24)	(0.26)	(0.30)	(0.30)	(0.30)
Net asset value at end of period	$ 5.03	$ 4.88	$ 5.62	$ 5.40	$ 5.60	$ 5.52
Total investment return (b)	5.61%	(9.07)%	9.01%	1.90%	7.03%	0.96%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.99%††	4.25%	3.98%	4.96%	4.84%	4.77%
Net expenses (c)	1.31%††	1.30%	1.30%	1.32%	1.34%	1.34%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000’s)	$ 3,948	$ 3,482	$ 3,630	$ 1,924	$ 1,281	$ 606

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay High Yield Corporate Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R6		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 4.87	$ 5.61	$ 5.40	$ 5.60	$ 5.52	$ 5.77
Net investment income (loss) (a)	0.14	0.26	0.27	0.31	0.31	0.31
Net realized and unrealized gain (loss)	0.16	(0.72)	0.24	(0.17)	0.11	(0.21)
Total from investment operations	0.30	(0.46)	0.51	0.14	0.42	0.10
Less distributions:
From net investment income	(0.14)	(0.26)	(0.27)	(0.31)	(0.31)	(0.32)
Return of capital	—	(0.02)	(0.03)	(0.03)	(0.03)	(0.03)
Total distributions	(0.14)	(0.28)	(0.30)	(0.34)	(0.34)	(0.35)
Net asset value at end of period	$ 5.03	$ 4.87	$ 5.61	$ 5.40	$ 5.60	$ 5.52
Total investment return (b)	6.23%	(8.36)%	9.64%	2.70%	7.84%	1.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.73%††	4.98%	4.79%	5.65%	5.60%	5.54%
Net expenses (c)	0.57%††	0.57%	0.57%	0.58%	0.58%	0.58%
Portfolio turnover rate	10%	16%	40%	38%	30%	30%
Net assets at end of period (in 000’s)	$ 3,853,029	$ 3,609,591	$ 3,697,586	$ 4,420,424	$ 2,180,977	$ 904,028

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 4.92	$ 5.67	$ 5.45	$ 5.54
Net investment income (loss) (a)	0.13	0.22	0.23	0.04
Net realized and unrealized gain (loss)	0.15	(0.73)	0.25	(0.08)
Total from investment operations	0.28	(0.51)	0.48	(0.04)
Less distributions:
From net investment income	(0.12)	(0.22)	(0.23)	(0.05)
Return of capital	—	(0.02)	(0.03)	(0.00)‡
Total distributions	(0.12)	(0.24)	(0.26)	(0.05)
Net asset value at end of period	$ 5.08	$ 4.92	$ 5.67	$ 5.45
Total investment return (b)	5.81%	(9.14)%	8.98%	(0.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	5.03%††	4.23%	4.00%	4.74%††
Net expenses (c)	1.26%††	1.34%	1.33%	1.30%††
Portfolio turnover rate	10%	16%	40%	38%
Net assets at end of period (in 000’s)	$ 45	$ 32	$ 27	$ 25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay High Yield Corporate Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	June 29, 2012
Class R2	May 1, 2008
Class R3	February 29, 2016
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek maximum current income through investment in a diversified portfolio of high-yield debt securities. Capital appreciation is a secondary objective.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing

34	MainStay MacKay High Yield Corporate Bond Fund

and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily
35

Notes to Financial Statements (Unaudited) (continued)
available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities, including exchange-traded funds ("ETFs"), are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The
Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund’s financial statements. The Fund’s federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.

36	MainStay MacKay High Yield Corporate Bond Fund

(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in ETFs and mutual funds, which are subject to management fees and other fees that may cause the costs of investing in ETFs and mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of ETFs and mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2023, the Fund did not hold any unfunded commitments.
(H) Rights and Warrants.  Rights are certificates that permit the holder to purchase a certain number of shares, or a fractional share, of a new stock from the issuer at a specific price. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. These investments can provide a greater potential for profit or loss than an equivalent investment in the underlying security. Prices of these investments do not necessarily move in tandem with the prices of the underlying securities.
There is risk involved in the purchase of rights and warrants in that these investments are speculative investments. The Fund could also lose the entire value of its investment in warrants if such warrants are not exercised by the date of its expiration. The Fund is exposed to risk until
37

Notes to Financial Statements (Unaudited) (continued)
the sale or exercise of each right or warrant is completed. Warrants as of April 30, 2023 are shown in the Portfolio of Investments.
(I) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2023, are shown in the Portfolio of Investments.
(J) Debt Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high-yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
The loans in which the Fund invests are usually rated below investment grade, or if unrated, determined by the Subadvisor to be of comparable quality (commonly referred to as “junk bonds”) and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. Moreover, such securities may, under certain circumstances, be particularly susceptible to liquidity and valuation risks.
Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of the anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
(K) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the

38	MainStay MacKay High Yield Corporate Bond Fund

risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(L) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million up to $5 billion; 0.525% from $5 billion up to $7 billion; 0.50% from $7 billion up to $10 billion; 0.49% from $10 billion to $15 billion; and 0.48% in excess of $15 billion, plus a fee for fund accounting services previously provided by New York Life
Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2023, the effective management fee rate was 0.54%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $27,388,235 and paid the Subadvisor in the amount of $13,434,596.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant
39

Notes to Financial Statements (Unaudited) (continued)
to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 23
Class R2	3,489
Class R3	1,825
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $163,915 and $9,231, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $28,204, $216 and $3,298, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$2,241,165	$—
Investor Class	192,544	—
Class B	18,786	—
Class C	208,037	—
Class I	2,318,426	—
Class R1	34	—
Class R2	5,134	—
Class R3	2,684	—
Class R6	72,900	—
SIMPLE Class	39	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$10,356,074	0.3%
Class R1	41,053	86.1
SIMPLE Class	25,894	58.1
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$10,466,012,659	$188,382,266	$(847,125,776)	$(658,743,510)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $313,938,826, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

40	MainStay MacKay High Yield Corporate Bond Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$22,588	$291,351
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$533,740,938
Return of Capital	36,706,413
Total	$570,447,351
Note 5–Restricted Securities
Restricted securities are subject to legal or contractual restrictions on resale. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933, as amended. Disposal of restricted securities may involve time consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve.
As of April 30, 2023, restricted securities held by the Fund were as follows:
Security	Date(s) of Acquisition	Principal Amount/ Shares	Cost	4/30/23 Value	Percent of Net Assets
Briggs & Stratton Corp. Escrow Claim Shares
Corporate Bond 6.875%, due 12/15/20	2/26/21	$ 9,200,000	$ 9,323,706	$ —	0.0%
Carlson Travel, Inc.
Common Stock	9/4/20 - 12/23/21	1,813,550	33,833,387	10,881,300	0.1
GenOn Energy, Inc.
Common Stock	12/14/18	386,241	43,250,890	35,727,292	0.3
Sterling Entertainment Enterprises LLC
Corporate Bond 10.25%, due 1/15/25	12/28/17	$ 20,000,000	19,906,310	18,638,000	0.2
Total			$106,314,293	$ 65,246,592	0.6%

Note 6–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 7–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit

41

Notes to Financial Statements (Unaudited) (continued)
Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 8–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 9–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $990,462 and $1,010,680, respectively.
Note 10–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	51,180,662	$ 254,641,303
Shares issued to shareholders in reinvestment of distributions	13,950,120	69,590,153
Shares redeemed	(92,722,816)	(461,747,713)
Net increase (decrease) in shares outstanding before conversion	(27,592,034)	(137,516,257)
Shares converted into Class A (See Note 1)	2,943,389	14,645,838
Shares converted from Class A (See Note 1)	(676,026)	(3,398,674)
Net increase (decrease)	(25,324,671)	$ (126,269,093)
Year ended October 31, 2022:
Shares sold	96,269,574	$ 504,848,483
Shares issued to shareholders in reinvestment of distributions	28,431,851	148,029,559
Shares redeemed	(193,311,873)	(1,015,581,405)
Net increase (decrease) in shares outstanding before conversion	(68,610,448)	(362,703,363)
Shares converted into Class A (See Note 1)	5,071,164	26,422,459
Shares converted from Class A (See Note 1)	(233,056)	(1,222,885)
Net increase (decrease)	(63,772,340)	$ (337,503,789)

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	522,386	$ 2,624,390
Shares issued to shareholders in reinvestment of distributions	564,811	2,839,145
Shares redeemed	(1,337,729)	(6,711,390)
Net increase (decrease) in shares outstanding before conversion	(250,532)	(1,247,855)
Shares converted into Investor Class (See Note 1)	288,327	1,446,472
Shares converted from Investor Class (See Note 1)	(665,416)	(3,322,733)
Net increase (decrease)	(627,621)	$ (3,124,116)
Year ended October 31, 2022:
Shares sold	1,314,685	$ 7,006,900
Shares issued to shareholders in reinvestment of distributions	1,121,506	5,871,610
Shares redeemed	(2,565,213)	(13,569,137)
Net increase (decrease) in shares outstanding before conversion	(129,022)	(690,627)
Shares converted into Investor Class (See Note 1)	647,159	3,427,758
Shares converted from Investor Class (See Note 1)	(1,299,262)	(6,923,010)
Net increase (decrease)	(781,125)	$ (4,185,879)

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	8,849	$ 43,809
Shares issued to shareholders in reinvestment of distributions	40,301	200,116
Shares redeemed	(330,643)	(1,636,562)
Net increase (decrease) in shares outstanding before conversion	(281,493)	(1,392,637)
Shares converted from Class B (See Note 1)	(418,152)	(2,067,501)
Net increase (decrease)	(699,645)	$ (3,460,138)
Year ended October 31, 2022:
Shares sold	51,684	$ 276,043
Shares issued to shareholders in reinvestment of distributions	128,906	673,604
Shares redeemed	(1,235,556)	(6,393,498)
Net increase (decrease) in shares outstanding before conversion	(1,054,966)	(5,443,851)
Shares converted from Class B (See Note 1)	(1,019,213)	(5,298,623)
Net increase (decrease)	(2,074,179)	$ (10,742,474)

42	MainStay MacKay High Yield Corporate Bond Fund

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	759,751	$ 3,755,481
Shares issued to shareholders in reinvestment of distributions	522,184	2,594,936
Shares redeemed	(4,216,298)	(20,871,650)
Net increase (decrease) in shares outstanding before conversion	(2,934,363)	(14,521,233)
Shares converted from Class C (See Note 1)	(854,332)	(4,221,625)
Net increase (decrease)	(3,788,695)	$ (18,742,858)
Year ended October 31, 2022:
Shares sold	1,972,074	$ 10,211,162
Shares issued to shareholders in reinvestment of distributions	1,235,498	6,431,044
Shares redeemed	(12,067,962)	(63,194,114)
Net increase (decrease) in shares outstanding before conversion	(8,860,390)	(46,551,908)
Shares converted from Class C (See Note 1)	(2,062,605)	(10,660,509)
Net increase (decrease)	(10,922,995)	$ (57,212,417)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	119,446,020	$ 595,451,093
Shares issued to shareholders in reinvestment of distributions	16,571,549	82,696,825
Shares redeemed	(156,267,902)	(776,869,162)
Net increase (decrease) in shares outstanding before conversion	(20,250,333)	(98,721,244)
Shares converted into Class I (See Note 1)	690,804	3,473,178
Shares converted from Class I (See Note 1)	(140,372)	(708,780)
Net increase (decrease)	(19,699,901)	$ (95,956,846)
Year ended October 31, 2022:
Shares sold	287,464,303	$ 1,510,050,594
Shares issued to shareholders in reinvestment of distributions	34,206,122	178,206,439
Shares redeemed	(406,328,774)	(2,107,290,774)
Net increase (decrease) in shares outstanding before conversion	(84,658,349)	(419,033,741)
Shares converted into Class I (See Note 1)	252,101	1,317,383
Shares converted from Class I (See Note 1)	(115,407)	(559,921)
Net increase (decrease)	(84,521,655)	$ (418,276,279)

Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	510	$ 2,563
Shares issued to shareholders in reinvestment of distributions	241	1,203
Shares redeemed	(2,045)	(10,104)
Net increase (decrease)	(1,294)	$ (6,338)
Year ended October 31, 2022:
Shares sold	2,588	$ 12,727
Shares issued to shareholders in reinvestment of distributions	531	2,753
Shares redeemed	(3,382)	(17,585)
Net increase (decrease)	(263)	$ (2,105)

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	102,102	$ 509,018
Shares issued to shareholders in reinvestment of distributions	26,014	129,813
Shares redeemed	(161,745)	(807,534)
Net increase (decrease)	(33,629)	$ (168,703)
Year ended October 31, 2022:
Shares sold	313,412	$ 1,646,320
Shares issued to shareholders in reinvestment of distributions	57,136	298,793
Shares redeemed	(831,012)	(4,462,692)
Net increase (decrease) in shares outstanding before conversion	(460,464)	(2,517,579)
Shares converted from Class R2 (See Note 1)	(7,330)	(35,801)
Net increase (decrease)	(467,794)	$ (2,553,380)

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	106,308	$ 528,801
Shares issued to shareholders in reinvestment of distributions	16,258	81,078
Shares redeemed	(52,282)	(259,823)
Net increase (decrease)	70,284	$ 350,056
Year ended October 31, 2022:
Shares sold	196,243	$ 1,015,558
Shares issued to shareholders in reinvestment of distributions	29,907	155,148
Shares redeemed	(139,286)	(714,740)
Net increase (decrease) in shares outstanding before conversion	86,864	455,966
Shares converted from Class R3 (See Note 1)	(19,036)	(93,846)
Net increase (decrease)	67,828	$ 362,120

43

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	101,484,468	$ 503,388,197
Shares issued to shareholders in reinvestment of distributions	20,724,644	103,195,594
Shares redeemed	(95,618,033)	(474,020,427)
Net increase (decrease) in shares outstanding before conversion	26,591,079	132,563,364
Shares converted into Class R6 (See Note 1)	9,706	49,014
Shares converted from Class R6 (See Note 1)	(1,183,895)	(5,895,189)
Net increase (decrease)	25,416,890	$ 126,717,189
Year ended October 31, 2022:
Shares sold	234,416,558	$ 1,212,223,525
Shares issued to shareholders in reinvestment of distributions	37,129,569	192,071,459
Shares redeemed	(187,677,935)	(973,813,565)
Net increase (decrease) in shares outstanding before conversion	83,868,192	430,481,419
Shares converted into Class R6 (See Note 1)	1,001	5,033
Shares converted from Class R6 (See Note 1)	(1,230,526)	(6,378,038)
Net increase (decrease)	82,638,667	$ 424,108,414

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,988	$ 10,121
Shares issued to shareholders in reinvestment of distributions	187	940
Net increase (decrease)	2,175	$ 11,061
Year ended October 31, 2022:
Shares sold	1,542	$ 8,728
Shares issued to shareholders in reinvestment of distributions	285	1,486
Net increase (decrease)	1,827	$ 10,214
Note 11–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 12–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.

44	MainStay MacKay High Yield Corporate Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay High Yield Corporate Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

46	MainStay MacKay High Yield Corporate Bond Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the
47

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

48	MainStay MacKay High Yield Corporate Bond Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
49

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
50	MainStay MacKay High Yield Corporate Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
51

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022742MS043-23	MSHY10-06/23
(NYLIM) NL212

MainStay MacKay International Equity Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	1/3/1995	8.49%	-6.89%	1.63%	4.19%	1.38%
		Excluding sales charges		14.80	-1.47	2.79	4.78	1.38
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	8.83	-6.69	1.26	3.82	1.72
		Excluding sales charges		14.56	-1.77	2.41	4.41	1.72
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	9/13/1994	9.21	-7.38	1.33	3.63	2.47
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		14.21	-2.50	1.65	3.63	2.47
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	13.12	-3.55	1.63	3.61	2.47
	if Redeemed Within One Year of Purchase	Excluding sales charges		14.12	-2.58	1.63	3.61	2.47
Class I Shares	No Sales Charge		1/2/2004	15.05	-1.08	3.14	5.09	1.13
Class R1 Shares	No Sales Charge		1/2/2004	14.93	-1.30	2.94	4.94	1.23
Class R2 Shares	No Sales Charge		1/2/2004	14.76	-1.56	2.68	4.67	1.48
Class R3 Shares	No Sales Charge		4/28/2006	14.55	-1.84	2.41	4.40	1.73
Class R6 Shares	No Sales Charge		2/28/2019	15.05	-1.07	N/A	5.16	1.01

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
MSCI ACWI® ex USA Index (Net)[2]	20.65%	3.05%	2.50%	3.97%
MSCI EAFE Index® (Net)[3]	24.19	8.42	3.63	4.76
Morningstar Foreign Large Growth Category Average[4]	20.80	4.20	4.15	5.61

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the MSCI ACWI® (All Country World Index) ex USA Index (Net) as its primary benchmark. The MSCI ACWI® ex USA Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets, excluding the U.S.
3.	The MSCI EAFE® Index (Net) is the Fund's secondary benchmark. The MSCI EAFE® Index (Net) consists of international stocks representing the developed world outside of North America.
4.	The Morningstar Foreign Large Growth Category Average is representative of funds that focus on high-priced growth stocks, mainly outside of the United States. Most of these funds divide their assets among a dozen or more developed markets, including Japan, Britain, France, and Germany. These funds primarily invest in stocks that have market caps in the top 70% of each economically integrated market and will have less than 20% of assets invested in U.S. stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay International Equity Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay International Equity Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,148.00	$ 6.50	$1,018.75	$ 6.11	1.22%
Investor Class Shares	$1,000.00	$1,145.60	$ 8.46	$1,016.91	$ 7.95	1.59%
Class B Shares	$1,000.00	$1,142.10	$12.43	$1,013.19	$11.68	2.34%
Class C Shares	$1,000.00	$1,141.20	$12.42	$1,013.19	$11.68	2.34%
Class I Shares	$1,000.00	$1,150.50	$ 4.53	$1,020.58	$ 4.26	0.85%
Class R1 Shares	$1,000.00	$1,149.30	$ 5.70	$1,019.49	$ 5.36	1.07%
Class R2 Shares	$1,000.00	$1,147.60	$ 7.03	$1,018.25	$ 6.61	1.32%
Class R3 Shares	$1,000.00	$1,145.50	$ 8.35	$1,017.01	$ 7.85	1.57%
Class R6 Shares	$1,000.00	$1,150.50	$ 4.43	$1,020.68	$ 4.16	0.83%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Country Composition as of April 30, 2023 (Unaudited)
United States	16.5%
France	14.2
Japan	10.3
Switzerland	10.0
Germany	9.8
United Kingdom	9.5
India	6.6
Netherlands	4.4
Hong Kong	3.6
China	3.0%
Israel	2.7
Denmark	2.7
Spain	2.1
Sweden	2.0
Italy	1.1
Other Assets, Less Liabilities	1.5
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	ICON plc
2.	HDFC Bank Ltd.
3.	Diageo plc
4.	AIA Group Ltd.
5.	MonotaRO Co. Ltd.
6.	Symrise AG
7.	Dassault Systemes SE
8.	Teleperformance
9.	IMCD NV
10.	Lonza Group AG (Registered)

8	MainStay MacKay International Equity Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Carlos Garcia-Tunon, CFA, Ian Murdoch, CFA, and Lawrence Rosenberg, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay International Equity Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay International Equity Fund returned 15.05%, underperforming the 20.65% return of the Fund’s primary benchmark, the MSCI ACWI® (All Country World Index) ex USA Index (Net) (the “Index”), and the 24.19% return of the Fund’s secondary benchmark, the MSCI EAFE® (Europe, Australasia, Far East) Index® (Net). Over the same period, Class I shares also underperformed the 20.80% return of the Morningstar Foreign Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
Observed through a multi-factor lens, the Fund’s underperformance relative to the MSCI ACWI® ex USA Index (Net) predominantly resulted from the performance of the long-duration growth equities in which the Fund invests and country allocation, followed by a negative effect from stock selection. A positive contribution from industry allocation partially offset these negative effects. (Contributions take weightings and total returns into account.)
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Many events around the world impacted the Fund’s performance (e.g., China’s post-zero-COVID-19 economic reopening, Russia’s war in Ukraine, lingering supply-chain bottlenecks and geopolitical tensions between the United States and China). However, the developments that most affected Fund performance included the ‘stickiness’ of inflationary pressures and the sharp rise in interest rates that followed. These developments put cost pressures on many companies, raised borrowing costs and weighed on the valuations of most equities—especially the long-duration growth equities in which the Fund invests.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the sectors making the strongest positive contribution to the Fund’s performance relative to the Index included communication services, financials and energy. During the same period, the industrials, information technology and health care sectors made the weakest contributions to relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The top contributors to the Fund’s absolute performance during the reporting period included China-based Internet gaming and value-added services provider Tencent Holdings and Hong
Kong-based, pan-Asian life insurer AIA Group. Both stocks benefited from renewed investor interest in companies leveraged to China, given the country’s economic reopening following the end of its “zero-COVID-19” policy. During the same period, positions in France-based customer-relationship management services firm Teleperformance and Uruguay-based global software solutions company Globant detracted most from the Fund’s absolute performance. Teleperformance suffered a loss of investor confidence following news of labor complaints in its Colombia operation. Globant shares underperformed in the face of potential headwinds from an economic slowdown coupled with the risks of artificial intelligence (AI) on the company’s business model. Both positions remained in the Fund at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included U.K.-based specialty ingredients company Croda International and France-based prepaid corporate services provider Edenred. The Fund’s largest sales involved partial positions in Netherlands-based payment solutions provider Adyen, and Switzerland-based connectivity and sensor solutions manufacturer TE Connectivity.
How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, the Fund’s largest increases in exposure relative to the MSCI ACWI® ex USA Index (Net) occurred in the financials and materials sector, while the most significant reductions occurred in information technology and health care. We note, however, that changes to the Global Industry Classification Standard (GICS®) sector structure in March 2023 meaningfully impacted these sector weighting changes.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the health care, industrials and materials sectors represented the Fund’s largest overweight exposures relative to the MSCI ACWI® ex USA Index (Net). As of the same date, the Fund held its most significant underweight exposures to the consumer discretionary, energy and consumer staples sectors.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 96.7%
China 3.0%
Tencent Holdings Ltd. (Interactive Media & Services)	220,399	$ 9,669,911
Denmark 2.7%
Chr Hansen Holding A/S (Chemicals)	110,663	8,601,760
France 14.2%
BioMerieux (Health Care Equipment & Supplies)	67,155	7,022,419
Dassault Systemes SE (Software)	267,049	10,790,562
Edenred (Financial Services)	145,280	9,432,151
Sartorius Stedim Biotech (Life Sciences Tools & Services)	28,365	7,579,433
Teleperformance (Professional Services)	53,850	10,728,186
		45,552,751
Germany 9.8%
Deutsche Boerse AG (Capital Markets)	38,255	7,288,286
Nemetschek SE (Software)	70,750	5,502,376
Scout24 SE (Interactive Media & Services) (a)	120,199	7,483,271
Symrise AG (Chemicals)	92,639	11,172,537
		31,446,470
Hong Kong 3.6%
AIA Group Ltd. (Insurance)	1,078,000	11,666,265
India 6.6%
HDFC Bank Ltd. (Banks)	617,891	12,741,943
Housing Development Finance Corp. Ltd. (Financial Services)	246,631	8,364,863
		21,106,806
Israel 2.7%
NICE Ltd., Sponsored ADR (Software) (b)(c)	42,502	8,670,833
Italy 1.1%
Reply SpA (IT Services)	29,704	3,453,103
Japan 10.3%
Benefit One, Inc. (Professional Services)	254,300	3,479,138
Menicon Co. Ltd. (Health Care Equipment & Supplies)	232,400	4,904,033
MonotaRO Co. Ltd. (Trading Companies & Distributors)	752,700	11,314,394
	Shares	Value

Japan (continued)
Relo Group, Inc. (Real Estate Management & Development)	264,400	$ 4,092,771
SMS Co. Ltd. (Professional Services)	169,500	3,943,741
TechnoPro Holdings, Inc. (Professional Services)	204,400	5,550,883
		33,284,960
Netherlands 4.4%
Adyen NV (Financial Services) (a)(b)	2,248	3,596,707
IMCD NV (Trading Companies & Distributors)	70,928	10,644,788
		14,241,495
Spain 2.1%
Amadeus IT Group SA (Hotels, Restaurants & Leisure) (b)	97,237	6,829,451
Sweden 2.0%
Hexagon AB, Class B (Electronic Equipment, Instruments & Components) (c)	562,702	6,411,644
Switzerland 10.0%
Alcon, Inc. (Health Care Equipment & Supplies) (b)(c)	91,426	6,626,556
Belimo Holding AG (Registered) (Building Products)	10,479	5,038,736
DSM-Firmenich AG (Pharmaceuticals) (b)	55,227	7,227,096
Lonza Group AG (Registered) (Life Sciences Tools & Services)	16,559	10,259,411
Straumann Holding AG (Health Care Equipment & Supplies)	19,596	2,930,028
		32,081,827
United Kingdom 9.5%
Croda International plc (Chemicals)	107,761	9,452,919
Diageo plc (Beverages)	274,795	12,508,527
St James's Place plc (Capital Markets)	577,551	8,757,226
		30,718,672
United States 14.7%
Accenture plc, Class A (IT Services)	14,595	4,090,833
Aon plc, Class A (Insurance)	14,935	4,856,563
Experian plc (Professional Services)	269,019	9,500,319
Globant SA (IT Services) (b)	45,474	7,133,506
ICON plc (Life Sciences Tools & Services) (b)	72,114	13,895,647
Linde plc (Chemicals)	13,685	5,055,923

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay MacKay International Equity Fund

	Shares	Value
Common Stocks (continued)
United States (continued)
TE Connectivity Ltd. (Electronic Equipment, Instruments & Components)	22,748	$ 2,783,673
		47,316,464
Total Common Stocks (Cost $282,601,323)		311,052,412
Short-Term Investments 1.8%
Affiliated Investment Company 0.3%
United States 0.3%
MainStay U.S. Government Liquidity Fund, 3.98% (d)	865,024	865,024
Unaffiliated Investment Company 1.5%
United States 1.5%
Invesco Government & Agency Portfolio, 4.857% (d)(e)	4,944,600	4,944,600
Total Short-Term Investments (Cost $5,809,624)		5,809,624
Total Investments (Cost $288,410,947)	98.5%	316,862,036
Other Assets, Less Liabilities	1.5	4,965,622
Net Assets	100.0%	$ 321,827,658

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Non-income producing security.
(c)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $9,773,924; the total market value of collateral held by the Fund was $10,179,408. The market value of the collateral held included non-cash collateral in the form of U.S. Treasury securities with a value of $5,234,808. The Fund received cash collateral with a value of $4,944,600. (See Note 2(I))
(d)	Current yield as of April 30, 2023.
(e)	Represents a security purchased with cash collateral received for securities on loan.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 831	$ 19,606	$ (19,572)	$ —	$ —	$ 865	$ 20	$ —	865
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 311,052,412	$ —	$ —	$ 311,052,412
Short-Term Investments
Affiliated Investment Company	865,024	—	—	865,024
Unaffiliated Investment Company	4,944,600	—	—	4,944,600
Total Short-Term Investments	5,809,624	—	—	5,809,624
Total Investments in Securities	$ 316,862,036	$ —	$ —	$ 316,862,036

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay International Equity Fund

The table below sets forth the diversification of the Fund’s investments by industry.
Industry Diversification
	Value	Percent †^
Banks	$ 12,741,943	4.0%
Beverages	12,508,527	3.9
Building Products	5,038,736	1.6
Capital Markets	16,045,512	5.0
Chemicals	34,283,139	10.6
Electronic Equipment, Instruments & Components	9,195,317	2.9
Financial Services	21,393,721	6.6
Health Care Equipment & Supplies	21,483,036	6.7
Hotels, Restaurants & Leisure	6,829,451	2.1
Insurance	16,522,828	5.1
Interactive Media & Services	17,153,182	5.3
IT Services	14,677,442	4.6
Life Sciences Tools & Services	31,734,491	9.9
Pharmaceuticals	7,227,096	2.2
Professional Services	33,202,267	10.3
Real Estate Management & Development	4,092,771	1.3
Software	24,963,771	7.8
Trading Companies & Distributors	21,959,182	6.8
	311,052,412	96.7
Short-Term Investments	5,809,624	1.8
Other Assets, Less Liabilities	4,965,622	1.5
Net Assets	$321,827,658	100.0%

†	Percentages indicated are based on Fund net assets.

^	Industry classifications may be different than those used for compliance monitoring purposes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $287,545,923) including securities on loan of $9,773,924	$315,997,012
Investment in affiliated investment companies, at value (identified cost $865,024)	865,024
Cash denominated in foreign currencies (identified cost $9,849,098)	9,748,828
Receivables:
Dividends	882,897
Fund shares sold	9,534
Securities lending	1,169
Other assets	73,958
Total assets	327,578,422
Liabilities
Cash collateral received for securities on loan	4,944,600
Payables:
Foreign capital gains tax (See Note 2)	335,412
Manager (See Note 3)	194,299
Fund shares redeemed	118,579
Transfer agent (See Note 3)	43,567
Shareholder communication	40,896
Professional fees	31,120
Custodian	20,647
NYLIFE Distributors (See Note 3)	17,297
Accrued expenses	4,347
Total liabilities	5,750,764
Net assets	$321,827,658
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 201,994
Additional paid-in-capital	331,467,279
331,669,273
Total distributable earnings (loss)	(9,841,615)
Net assets	$321,827,658
Class A
Net assets applicable to outstanding shares	$ 58,846,087
Shares of beneficial interest outstanding	3,717,545
Net asset value per share outstanding	$ 15.83
Maximum sales charge (5.50% of offering price)	0.92
Maximum offering price per share outstanding	$ 16.75
Investor Class
Net assets applicable to outstanding shares	$ 15,181,353
Shares of beneficial interest outstanding	979,454
Net asset value per share outstanding	$ 15.50
Maximum sales charge (5.00% of offering price)	0.82
Maximum offering price per share outstanding	$ 16.32
Class B
Net assets applicable to outstanding shares	$ 715,209
Shares of beneficial interest outstanding	55,620
Net asset value and offering price per share outstanding	$ 12.86
Class C
Net assets applicable to outstanding shares	$ 1,064,255
Shares of beneficial interest outstanding	82,797
Net asset value and offering price per share outstanding	$ 12.85
Class I
Net assets applicable to outstanding shares	$ 30,935,144
Shares of beneficial interest outstanding	1,933,733
Net asset value and offering price per share outstanding	$ 16.00
Class R1
Net assets applicable to outstanding shares	$ 117,319
Shares of beneficial interest outstanding	7,388
Net asset value and offering price per share outstanding	$ 15.88
Class R2
Net assets applicable to outstanding shares	$ 179,818
Shares of beneficial interest outstanding	11,351
Net asset value and offering price per share outstanding	$ 15.84
Class R3
Net assets applicable to outstanding shares	$ 877,175
Shares of beneficial interest outstanding	56,539
Net asset value and offering price per share outstanding	$ 15.51
Class R6
Net assets applicable to outstanding shares	$213,911,298
Shares of beneficial interest outstanding	13,354,979
Net asset value and offering price per share outstanding	$ 16.02

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay International Equity Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $113,805)	$ 2,063,092
Dividends-affiliated	20,099
Securities lending, net	1,574
Total income	2,084,765
Expenses
Manager (See Note 3)	1,415,061
Transfer agent (See Note 3)	121,970
Distribution/Service—Class A (See Note 3)	72,220
Distribution/Service—Investor Class (See Note 3)	18,844
Distribution/Service—Class B (See Note 3)	4,032
Distribution/Service—Class C (See Note 3)	5,740
Distribution/Service—Class R2 (See Note 3)	217
Distribution/Service—Class R3 (See Note 3)	1,963
Registration	58,234
Professional fees	52,349
Custodian	26,538
Shareholder communication	8,621
Trustees	3,671
Shareholder service (See Note 3)	534
Miscellaneous	7,871
Total expenses before waiver/reimbursement	1,797,865
Expense waiver/reimbursement from Manager (See Note 3)	(287,539)
Reimbursement from prior custodian(a)	(633)
Net expenses	1,509,693
Net investment income (loss)	575,072
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	3,371,377
Foreign currency transactions	206,375
Net realized gain (loss)	3,577,752
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments(b)	39,425,746
Translation of other assets and liabilities in foreign currencies	76,968
Net change in unrealized appreciation (depreciation)	39,502,714
Net realized and unrealized gain (loss)	43,080,466
Net increase (decrease) in net assets resulting from operations	$43,655,538

(a)	Represents a refund for overbilling of custody fees.
(b)	Net change in unrealized appreciation (depreciation) on investments recorded net of foreign capital gains tax in the amount of $(438,959).
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 575,072	$ 485,054
Net realized gain (loss)	3,577,752	(37,200,728)
Net change in unrealized appreciation (depreciation)	39,502,714	(107,317,164)
Net increase (decrease) in net assets resulting from operations	43,655,538	(144,032,838)
Distributions to shareholders:
Class A	(90,565)	(11,213,676)
Investor Class	—	(2,781,204)
Class B	—	(311,669)
Class C	—	(353,778)
Class I	(180,586)	(6,710,826)
Class R1	(343)	(18,831)
Class R2	(96)	(33,750)
Class R3	—	(120,330)
Class R6	(1,176,572)	(34,544,245)
Total distributions to shareholders	(1,448,162)	(56,088,309)
Capital share transactions:
Net proceeds from sales of shares	7,823,022	38,368,459
Net asset value of shares issued to shareholders in reinvestment of distributions	1,445,906	55,903,961
Cost of shares redeemed	(27,180,526)	(37,926,779)
Increase (decrease) in net assets derived from capital share transactions	(17,911,598)	56,345,641
Net increase (decrease) in net assets	24,295,778	(143,775,506)
Net Assets
Beginning of period	297,531,880	441,307,386
End of period	$321,827,658	$ 297,531,880
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.81	$ 23.67	$ 18.27	$ 17.12	$ 15.48	$ 16.38
Net investment income (loss) (a)	0.01	(0.02)	0.01	(0.01)	0.09	0.03
Net realized and unrealized gain (loss)	2.03	(6.87)	6.13	1.68	1.70	(0.84)
Total from investment operations	2.04	(6.89)	6.14	1.67	1.79	(0.81)
Less distributions:
From net investment income	(0.02)	(0.01)	—	(0.05)	—	(0.09)
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(0.02)	(2.97)	(0.74)	(0.52)	(0.15)	(0.09)
Net asset value at end of period	$ 15.83	$ 13.81	$ 23.67	$ 18.27	$ 17.12	$ 15.48
Total investment return (b)	14.80%	(32.87)%	34.31%	9.84%	11.74%	(4.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%††	(0.11)%	0.05%	(0.09)%	0.57%	0.17%
Net expenses (c)	1.22%††	1.19%	1.18%	1.21%	1.21%	1.32%
Expenses (before waiver/reimbursement) (c)	1.38%††	1.38%	1.33%	1.40%	1.35%	1.32%
Portfolio turnover rate	42%	94%	101%	135%	58%	53%
Net assets at end of period (in 000’s)	$ 58,846	$ 53,873	$ 89,076	$ 61,795	$ 57,566	$ 59,304

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.53	$ 23.30	$ 18.06	$ 16.94	$ 15.38	$ 16.27
Net investment income (loss) (a)	(0.02)	(0.08)	(0.06)	(0.07)	0.03	(0.03)
Net realized and unrealized gain (loss)	1.99	(6.73)	6.04	1.66	1.68	(0.83)
Total from investment operations	1.97	(6.81)	5.98	1.59	1.71	(0.86)
Less distributions:
From net investment income	—	—	—	—	—	(0.03)
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	—	(2.96)	(0.74)	(0.47)	(0.15)	(0.03)
Net asset value at end of period	$ 15.50	$ 13.53	$ 23.30	$ 18.06	$ 16.94	$ 15.38
Total investment return (b)	14.56%	(33.07)%	33.80%	9.40%	11.36%	(5.31)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.28)%††	(0.45)%	(0.30)%	(0.43)%	0.21%	(0.19)%
Net expenses (c)	1.59%††	1.54%	1.56%	1.56%	1.59%	1.66%
Expenses (before waiver/reimbursement) (c)	1.87%††	1.72%	1.71%	1.75%	1.75%	1.70%
Portfolio turnover rate	42%	94%	101%	135%	58%	53%
Net assets at end of period (in 000's)	$ 15,181	$ 13,856	$ 21,990	$ 21,699	$ 23,870	$ 21,679

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 11.26	$ 20.05	$ 15.74	$ 14.94	$ 13.68	$ 14.55
Net investment income (loss) (a)	(0.07)	(0.17)	(0.20)	(0.18)	(0.08)	(0.14)
Net realized and unrealized gain (loss)	1.67	(5.66)	5.25	1.45	1.49	(0.73)
Total from investment operations	1.60	(5.83)	5.05	1.27	1.41	(0.87)
Less distributions:
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	(0.15)	—
Net asset value at end of period	$ 12.86	$ 11.26	$ 20.05	$ 15.74	$ 14.94	$ 13.68
Total investment return (b)	14.21%	(33.62)%	32.84%	8.57%	10.49%	(5.98)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.06)%††	(1.20)%	(1.06)%	(1.20)%	(0.59)%	(0.95)%
Net expenses (c)	2.34%††	2.29%	2.31%	2.31%	2.35%	2.41%
Expenses (before waiver/reimbursement) (c)	2.62%††	2.47%	2.46%	2.50%	2.50%	2.44%
Portfolio turnover rate	42%	94%	101%	135%	58%	53%
Net assets at end of period (in 000’s)	$ 715	$ 871	$ 2,192	$ 2,368	$ 3,345	$ 4,404

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 11.26	$ 20.04	$ 15.75	$ 14.93	$ 13.68	$ 14.56
Net investment income (loss) (a)	(0.06)	(0.17)	(0.21)	(0.18)	(0.09)	(0.14)
Net realized and unrealized gain (loss)	1.65	(5.65)	5.24	1.47	1.49	(0.74)
Total from investment operations	1.59	(5.82)	5.03	1.29	1.40	(0.88)
Less distributions:
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	(0.15)	—
Net asset value at end of period	$ 12.85	$ 11.26	$ 20.04	$ 15.75	$ 14.93	$ 13.68
Total investment return (b)	14.12%	(33.58)%	32.69%	8.64%	10.49%	(6.04)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.05)%††	(1.21)%	(1.12)%	(1.20)%	(0.65)%	(0.93)%
Net expenses (c)	2.34%††	2.29%	2.31%	2.31%	2.35%	2.41%
Expenses (before waiver/reimbursement) (c)	2.62%††	2.47%	2.46%	2.50%	2.50%	2.44%
Portfolio turnover rate	42%	94%	101%	135%	58%	53%
Net assets at end of period (in 000’s)	$ 1,064	$ 1,153	$ 2,470	$ 2,952	$ 3,915	$ 6,960

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.98	$ 23.93	$ 18.43	$ 17.28	$ 15.57	$ 16.48
Net investment income (loss) (a)	0.04	0.04	0.09	0.05	0.09	0.07
Net realized and unrealized gain (loss)	2.06	(6.94)	6.17	1.69	1.78	(0.85)
Total from investment operations	2.10	(6.90)	6.26	1.74	1.87	(0.78)
Less distributions:
From net investment income	(0.08)	(0.09)	(0.02)	(0.12)	(0.01)	(0.13)
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(0.08)	(3.05)	(0.76)	(0.59)	(0.16)	(0.13)
Net asset value at end of period	$ 16.00	$ 13.98	$ 23.93	$ 18.43	$ 17.28	$ 15.57
Total investment return (b)	15.05%	(32.66)%	34.72%	10.22%	12.19%	(4.80)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.47%††	0.23%	0.39%	0.27%	0.55%	0.42%
Net expenses (c)	0.85%††	0.85%	0.85%	0.85%	0.92%	1.07%
Expenses (before waiver/reimbursement) (c)	1.13%††	1.13%	1.08%	1.16%	1.10%	1.07%
Portfolio turnover rate	42%	94%	101%	135%	58%	53%
Net assets at end of period (in 000’s)	$ 30,935	$ 31,033	$ 53,914	$ 35,880	$ 43,280	$ 213,030

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.86	$ 23.75	$ 18.31	$ 17.15	$ 15.48	$ 16.38
Net investment income (loss) (a)	0.02	0.01	0.05	(0.01)	0.05	0.05
Net realized and unrealized gain (loss)	2.05	(6.90)	6.13	1.71	1.77	(0.84)
Total from investment operations	2.07	(6.89)	6.18	1.70	1.82	(0.79)
Less distributions:
From net investment income	(0.05)	(0.04)	—	(0.07)	—	(0.11)
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(0.05)	(3.00)	(0.74)	(0.54)	(0.15)	(0.11)
Net asset value at end of period	$ 15.88	$ 13.86	$ 23.75	$ 18.31	$ 17.15	$ 15.48
Total investment return (b)	14.93%	(32.79)%	34.46%	10.05%	11.93%	(4.86)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.26%††	0.05%	0.23%	(0.05)%	0.33%	0.29%
Net expenses (c)	1.07%††	1.04%	1.03%	1.06%	1.11%	1.17%
Expenses (before waiver/reimbursement) (c)	1.23%††	1.23%	1.18%	1.25%	1.19%	1.17%
Portfolio turnover rate	42%	94%	101%	135%	58%	53%
Net assets at end of period (in 000’s)	$ 117	$ 97	$ 157	$ 143	$ 265	$ 2,109

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.81	$ 23.68	$ 18.30	$ 17.15	$ 15.52	$ 16.42
Net investment income (loss) (a)	(0.00)‡	(0.04)	(0.01)	(0.03)	0.06	(0.02)
Net realized and unrealized gain (loss)	2.04	(6.87)	6.13	1.68	1.72	(0.80)
Total from investment operations	2.04	(6.91)	6.12	1.65	1.78	(0.82)
Less distributions:
From net investment income	(0.01)	—	—	(0.03)	—	(0.08)
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	(0.01)	(2.96)	(0.74)	(0.50)	(0.15)	(0.08)
Net asset value at end of period	$ 15.84	$ 13.81	$ 23.68	$ 18.30	$ 17.15	$ 15.52
Total investment return (b)	14.76%	(32.95)%	34.14%	9.72%	11.64%	(5.06)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.01)%††	(0.22)%	(0.06)%	(0.18)%	0.38%	(0.13)%
Net expenses (d)	1.32%††	1.29%	1.28%	1.31%	1.31%	1.42%
Expenses (before waiver/reimbursement) (d)	1.48%††	1.48%	1.43%	1.50%	1.45%	1.42%
Portfolio turnover rate	42%	94%	101%	135%	58%	53%
Net assets at end of period (in 000’s)	$ 180	$ 165	$ 291	$ 486	$ 454	$ 602

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 13.54	$ 23.32	$ 18.08	$ 16.96	$ 15.38	$ 16.29
Net investment income (loss) (a)	(0.02)	(0.07)	(0.06)	(0.08)	0.03	(0.04)
Net realized and unrealized gain (loss)	1.99	(6.75)	6.04	1.67	1.70	(0.83)
Total from investment operations	1.97	(6.82)	5.98	1.59	1.73	(0.87)
Less distributions:
From net investment income	—	—	—	—	—	(0.04)
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	(0.15)	—
Total distributions	—	(2.96)	(0.74)	(0.47)	(0.15)	(0.04)
Net asset value at end of period	$ 15.51	$ 13.54	$ 23.32	$ 18.08	$ 16.96	$ 15.38
Total investment return (b)	14.55%	(33.09)%	33.77%	9.46%	11.35%	(5.39)%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.24)%††	(0.45)%	(0.28)%	(0.46)%	0.22%	(0.21)%
Net expenses (d)	1.57%††	1.54%	1.53%	1.56%	1.56%	1.67%
Expenses (before waiver/reimbursement) (d)	1.73%††	1.73%	1.68%	1.75%	1.70%	1.67%
Portfolio turnover rate	42%	94%	101%	135%	58%	53%
Net assets at end of period (in 000’s)	$ 877	$ 696	$ 942	$ 1,140	$ 1,154	$ 1,057

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay International Equity Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,			February 28, 2019^ through October 31, 2019
Class R6		2022	2021	2020
Net asset value at beginning of period	$ 14.00	$ 23.95	$ 18.45	$ 17.28	$ 16.13
Net investment income (loss) (a)	0.04	0.04	0.09	0.05	0.15
Net realized and unrealized gain (loss)	2.06	(6.94)	6.18	1.70	1.00
Total from investment operations	2.10	(6.90)	6.27	1.75	1.15
Less distributions:
From net investment income	(0.08)	(0.09)	(0.03)	(0.11)	—
From net realized gain on investments	—	(2.96)	(0.74)	(0.47)	—
Total distributions	(0.08)	(3.05)	(0.77)	(0.58)	—
Net asset value at end of period	$ 16.02	$ 14.00	$ 23.95	$ 18.45	$ 17.28
Total investment return (b)	15.05%	(32.64)%	34.74%	10.27%	7.13%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.48%††	0.26%	0.40%	0.31%	1.37%††
Net expenses (c)	0.83%††	0.83%	0.83%	0.83%	0.83%††
Expenses (before waiver/reimbursement) (c)	0.99%††	1.01%	0.98%	1.02%	1.00%††
Portfolio turnover rate	42%	94%	101%	135%	58%
Net assets at end of period (in 000’s)	$ 213,911	$ 195,790	$ 270,274	$ 201,210	$ 177,483

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay International Equity Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	September 13, 1994
Class C	September 1, 1998
Class I	January 2, 2004
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	February 28, 2019
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3 and
Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2 and Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which

24	MainStay MacKay International Equity Fund

market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal
25

Notes to Financial Statements (Unaudited) (continued)
market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
If the principal market of certain foreign equity securities is closed in observance of a local foreign holiday, these securities are valued using the last closing price of regular trading on the relevant exchange and fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures. These securities are generally categorized as Level 2 in the hierarchy. No securities held by the Fund as of April 30, 2023, were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized

26	MainStay MacKay International Equity Fund

appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
27

Notes to Financial Statements (Unaudited) (continued)
(J) Foreign Securities Risk.  The Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund's ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund's investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement
("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.89% up to $500 million; and 0.85% in excess of $500 million. During the six-month period ended April 30, 2023, the effective management fee rate was 0.89% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class I, 0.85% and Class R6, 0.83%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of the Class R6 shares waiver/reimbursement to the Class A, Investor Class, Class B, Class C, Class R1, Class R2 and Class R3 shares. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $1,415,061 and waived fees and/or reimbursed expenses in the amount of $287,539 and paid the Subadvisor fees of $563,761.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New

28	MainStay MacKay International Equity Fund

York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 55
Class R2	87
Class R3	392
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $2,302 and $1,311, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $134, $37 and $72, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$40,961	$ —
Investor Class	47,372	(8,775)
Class B	2,546	(477)
Class C	3,618	(675)
Class I	22,508	—
Class R1	78	—
Class R2	123	—
Class R3	556	—
Class R6	4,208	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$ 12,661,691	40.9%
Class R6	163,045,911	76.2
29

Notes to Financial Statements (Unaudited) (continued)
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$296,038,042	$31,040,916	$(10,216,922)	$20,823,994
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $34,363,901, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,364	$—
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$22,641,609
Long-Term Capital Gains	33,446,700
Total	$56,088,309
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $129,408 and $147,282, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:

30	MainStay MacKay International Equity Fund

Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	70,283	$ 1,087,924
Shares issued to shareholders in reinvestment of distributions	5,740	89,200
Shares redeemed	(293,477)	(4,480,790)
Net increase (decrease) in shares outstanding before conversion	(217,454)	(3,303,666)
Shares converted into Class A (See Note 1)	33,593	515,568
Net increase (decrease)	(183,861)	$ (2,788,098)
Year ended October 31, 2022:
Shares sold	289,482	$ 4,856,586
Shares issued to shareholders in reinvestment of distributions	560,771	11,086,447
Shares redeemed	(753,863)	(12,494,554)
Net increase (decrease) in shares outstanding before conversion	96,390	3,448,479
Shares converted into Class A (See Note 1)	43,392	762,030
Shares converted from Class A (See Note 1)	(2,051)	(29,683)
Net increase (decrease)	137,731	$ 4,180,826

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	16,487	$ 248,865
Shares redeemed	(41,610)	(630,812)
Net increase (decrease) in shares outstanding before conversion	(25,123)	(381,947)
Shares converted into Investor Class (See Note 1)	7,526	115,156
Shares converted from Investor Class (See Note 1)	(27,357)	(411,477)
Net increase (decrease)	(44,954)	$ (678,268)
Year ended October 31, 2022:
Shares sold	31,347	$ 526,561
Shares issued to shareholders in reinvestment of distributions	142,976	2,776,584
Shares redeemed	(83,625)	(1,399,796)
Net increase (decrease) in shares outstanding before conversion	90,698	1,903,349
Shares converted into Investor Class (See Note 1)	15,324	257,757
Shares converted from Investor Class (See Note 1)	(25,373)	(450,746)
Net increase (decrease)	80,649	$ 1,710,360

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares redeemed	(6,746)	$ (83,828)
Net increase (decrease) in shares outstanding before conversion	(6,746)	(83,828)
Shares converted from Class B (See Note 1)	(14,983)	(188,546)
Net increase (decrease)	(21,729)	$ (272,374)
Year ended October 31, 2022:
Shares sold	1,124	$ 15,284
Shares issued to shareholders in reinvestment of distributions	19,144	311,669
Shares redeemed	(16,841)	(230,567)
Net increase (decrease) in shares outstanding before conversion	3,427	96,386
Shares converted from Class B (See Note 1)	(35,411)	(491,479)
Net increase (decrease)	(31,984)	$ (395,093)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,739	$ 33,577
Shares redeemed	(19,888)	(246,578)
Net increase (decrease) in shares outstanding before conversion	(17,149)	(213,001)
Shares converted from Class C (See Note 1)	(2,425)	(30,701)
Net increase (decrease)	(19,574)	$ (243,702)
Year ended October 31, 2022:
Shares sold	10,958	$ 160,195
Shares issued to shareholders in reinvestment of distributions	21,744	353,778
Shares redeemed	(48,237)	(687,659)
Net increase (decrease) in shares outstanding before conversion	(15,535)	(173,686)
Shares converted from Class C (See Note 1)	(5,356)	(77,562)
Net increase (decrease)	(20,891)	$ (251,248)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	98,408	$ 1,525,640
Shares issued to shareholders in reinvestment of distributions	11,464	179,759
Shares redeemed	(395,629)	(6,099,546)
Net increase (decrease)	(285,757)	$ (4,394,147)
Year ended October 31, 2022:
Shares sold	287,164	$ 5,134,297
Shares issued to shareholders in reinvestment of distributions	334,732	6,681,247
Shares redeemed	(657,717)	(11,940,886)
Net increase (decrease) in shares outstanding before conversion	(35,821)	(125,342)
Shares converted into Class I (See Note 1)	2,027	29,683
Net increase (decrease)	(33,794)	$ (95,659)

31

Notes to Financial Statements (Unaudited) (continued)
Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	496	$ 7,689
Shares issued to shareholders in reinvestment of distributions	22	343
Shares redeemed	(99)	(1,473)
Net increase (decrease)	419	$ 6,559
Year ended October 31, 2022:
Shares sold	1,471	$ 24,401
Shares issued to shareholders in reinvestment of distributions	950	18,831
Shares redeemed	(2,084)	(33,689)
Net increase (decrease)	337	$ 9,543

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	174	$ 2,677
Shares issued to shareholders in reinvestment of distributions	2	32
Shares redeemed	(749)	(11,377)
Net increase (decrease)	(573)	$ (8,668)
Year ended October 31, 2022:
Shares sold	742	$ 11,889
Shares issued to shareholders in reinvestment of distributions	577	11,421
Shares redeemed	(1,689)	(36,585)
Net increase (decrease)	(370)	$ (13,275)

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	7,194	$ 106,708
Shares redeemed	(2,056)	(29,689)
Net increase (decrease)	5,138	$ 77,019
Year ended October 31, 2022:
Shares sold	7,202	$ 124,556
Shares issued to shareholders in reinvestment of distributions	6,160	119,739
Shares redeemed	(2,370)	(36,864)
Net increase (decrease)	10,992	$ 207,431

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	310,386	$ 4,809,942
Shares issued to shareholders in reinvestment of distributions	74,941	1,176,572
Shares redeemed	(1,015,652)	(15,596,433)
Net increase (decrease)	(630,325)	$ (9,609,919)
Year ended October 31, 2022:
Shares sold	1,629,080	$ 27,514,690
Shares issued to shareholders in reinvestment of distributions	1,728,941	34,544,245
Shares redeemed	(655,742)	(11,066,179)
Net increase (decrease)	2,702,279	$ 50,992,756
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified other than the following:
At a meeting held on May 2, 2023, the Board approved an Agreement and Plan of Reorganization ("Plan of Reorganization"), which provides for the reorganization of the Fund into a newly organized series of MainStay Funds Trust, MainStay PineStone International Equity Fund. The Plan of Reorganization is subject to approval by the Fund's shareholders at a special meeting of shareholders expected to be held on or about August 15, 2023.

32	MainStay MacKay International Equity Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay International Equity Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

34	MainStay MacKay International Equity Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.

36	MainStay MacKay International Equity Fund

Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
37

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
38	MainStay MacKay International Equity Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022225MS043-23	MSIE10-06/23
(NYLIM) NL213

MainStay MacKay Strategic Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 4.50% Initial Sales Charge	With sales charges	2/28/1997	1.68%	-3.62%	0.71%	1.36%	1.03%
		Excluding sales charges		6.47	0.92	1.64	1.83	1.03
Investor Class Shares[3]	Maximum 4.00% Initial Sales Charge	With sales charges	2/28/2008	2.16	-3.30	0.62	1.29	1.17
		Excluding sales charges		6.42	0.73	1.56	1.76	1.17
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	2/28/1997	0.99	-4.89	0.42	1.00	1.92
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		5.99	-0.03	0.79	1.00	1.92
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	5.13	-0.88	0.81	1.01	1.92
	if Redeemed Within One Year of Purchase	Excluding sales charges		6.13	0.09	0.81	1.01	1.92
Class I Shares	No Sales Charge		1/2/2004	6.64	1.26	1.93	2.10	0.78
Class R2 Shares	No Sales Charge		2/28/2014	6.55	0.94	1.57	1.64	1.13
Class R3 Shares	No Sales Charge		2/29/2016	6.42	0.68	1.28	2.78	1.38
Class R6 Shares	No Sales Charge		2/28/2018	6.77	1.30	2.12	2.03	0.65

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.

The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg U.S. Aggregate Bond Index[2]	6.91%	-0.43%	1.18%	1.32%
ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index[3]	2.11	2.78	1.62	1.10
Morningstar Nontraditional Bond Category Average[4]	3.87	-0.39	1.26	1.56

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg U.S. Aggregate Bond Index is the Fund's primary benchmark. The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures performance of the investment-grade, U.S. dollar denominated, fixed-rate taxable bond market, including Treasurys, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities and commercial mortgage-backed securities.
3.	The Fund has selected the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index as a secondary benchmark. The ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index is unmanaged and tracks the performance of a synthetic asset paying a deposit offered rate to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
4.	The Fund has selected the Morningstar Nontraditional Bond Category Average as an additional benchmark. The Morningstar Nontraditional Bond Category Average contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Morningstar category averages are equal-weighted returns based on constituents of the category at the end of the period.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Strategic Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Strategic Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,064.70	$ 5.32	$1,019.64	$5.21	1.04%
Investor Class Shares	$1,000.00	$1,064.20	$ 6.40	$1,018.60	$6.26	1.25%
Class B Shares	$1,000.00	$1,059.90	$10.21	$1,014.88	$9.99	2.00%
Class C Shares	$1,000.00	$1,061.30	$10.22	$1,014.88	$9.99	2.00%
Class I Shares	$1,000.00	$1,066.40	$ 3.59	$1,021.32	$3.51	0.70%
Class R2 Shares	$1,000.00	$1,065.50	$ 5.84	$1,019.14	$5.71	1.14%
Class R3 Shares	$1,000.00	$1,064.20	$ 7.11	$1,017.90	$6.95	1.39%
Class R6 Shares	$1,000.00	$1,067.70	$ 3.38	$1,021.52	$3.31	0.66%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
‡ Less than one-tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	FHLMC STACR REMIC Trust, 6.315%-8.565%, due 8/25/33–1/25/51
2.	UMBS, 30 Year, 4.00%-6.00%, due 6/1/52–3/1/53
3.	FNMA, (zero coupon)-10.77%, due 7/25/29–3/25/60
4.	GNMA, (zero coupon)-3.50%, due 8/20/49–4/20/53
5.	U.S. Treasury Notes, 3.50%-3.75%, due 4/15/26–2/15/33
6.	BX Trust, 3.605%-7.193%, due 2/15/28–12/9/41
7.	GLS Auto Receivables Issuer Trust, 1.08%-3.84%, due 11/17/25–1/18/28
8.	FREMF Mortgage Trust, 3.866%-4.528%, due 10/25/28–2/25/52
9.	FHLMC STACR Trust, 8.27%-16.02%, due 12/25/30–7/25/49
10.	Flagship Credit Auto Trust, 1.59%-4.98%, due 12/15/26–12/15/27

8	MainStay MacKay Strategic Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Stephen R. Cianci, CFA,1 Matt Jacob, Neil Moriarty III, Shu-Yang Tan, CFA, and Lesya Paisley, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay Strategic Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay Strategic Bond Fund returned 6.64%, underperforming the 6.91% return of the Fund’s primary benchmark, the Bloomberg U.S. Aggregate Bond Index (the "Index"), and outperforming the 2.11% return of the Fund’s secondary benchmark, the ICE BofA U.S. Dollar 3-Month Deposit Offered Rate Constant Maturity Index. Over the same period, Class I shares outperformed the 3.87% return of the Morningstar Nontraditional Bond Category Average.2
What factors affected the Fund’s relative performance during the reporting period?
The Fund slightly underperformed the Bloomberg U.S. Aggregate Bond Index largely due to overweight allocation to U.S. Treasury securities and investment-grade corporate bonds, along with its lower duration3 profile. Conversely, the Fund’s relative performance benefited from overweight exposure to securitized products, high-yield corporates and emerging-markets credit, as credit spreads4—which represent the level of compensation to investors—tightened during the reporting period. Performance varied across the ratings spectrum, term structure and asset type. Generally speaking, longer-duration assets underperformed shorter-duration assets, lower-quality outperformed higher-quality within the investment-grade segment of the market, and securitized assets outperformed unsecured credit.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Although volatility was prevalent throughout the reporting period, fixed-income markets, in general, posted solid positive gains. Optimism around a possible slowdown, if not outright pause, in central bank tightening programs, coupled with the hopes of a soft landing, were the primary drivers.
What was the Fund’s duration strategy during the reporting period?
The Fund does not track a fixed-income index and can demonstrate a low correlation to the Bloomberg U.S. Aggregate Bond Index. The average duration of the Fund will normally vary from 0 to 7 years. Duration positioning is based on what is most appropriate at a given point in the cycle. As of April 30, 2023, the overall duration of the Fund remained in the middle of its allowable range, with an effective duration of 3.55 years relative to 6.25 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, overweight exposure to securitized products, high-yield corporate bonds and emerging-markets credit made positive contributions to performance. (Contributions take weightings and total returns into account.) Conversely, the Fund’s underweight exposure to investment-grade corporate bonds and U.S. Treasury securities detracted from relative returns. Within the Fund’s investment-grade corporate exposure, the health care and pharmaceuticals industries were among the most significant laggards.
What were some of the Fund’s largest purchases and sales during the reporting period?
The Fund added exposure to Georgia Power, a fully regulated utility, as we saw attractive value on a risk-adjusted basis. Georgia Power benefits from stable and predictable cash flow generation and strong relationships with its regulators. We favor utilities exposure due to the defensive and predictable credit nature of these issuers and their ability to perform well, particularly in a recessionary scenario. The Fund also added a position in Charter Communications, based on attractive valuation. As one of the largest cable and telecommunications providers in the United States, we consider Charter a core high-yield holding, with solid fundamentals and relatively non-cyclical operations.
We sold the Fund’s position in Howmet Aerospace for relative value reasons when valuations became full. Although Howmet is a

1.	Effective May 9, 2023, Stephen R. Cianci no longer serves as a portfolio manager of the Fund.
2.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
3.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
4.	The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.
9

strong high-yield credit rated BB+5 on an improving trajectory, in our opinion, the valuation already fully reflected any potential future improvement. At the time of sale, Howmet traded in line with, or better than, many low-BBB-rated6 investment-grade corporates. We also sold the Fund’s QVC holdings following a periodic credit review of the issuer. We concluded that in light of worsening earnings trends, and our cautious outlook on cyclical consumer spending, a stress event may materialize for the issuer in 2024 and/or in 2025.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, the Fund increased its exposure to residential mortgages and investment-grade corporate securities. During the same period, the Fund reduced its exposure to agency mortgages and high-yield corporate bonds.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, relative to the Bloomberg U.S. Aggregate Bond Index, the Fund held overweight exposure to high-yield corporate bonds and securitized assets. As of the same date, the Fund held underweight exposure to U.S. Treasury securities and agency mortgages.
5.	An obligation rated ‘BB’ by Standard & Poor’s (“S&P”) is deemed by S&P to be less vulnerable to nonpayment than other speculative issues. In the opinion of S&P, however, the obligor faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.
6.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Strategic Bond Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 99.0%
Asset-Backed Securities 15.5%
Automobile Asset-Backed Securities 8.3%
American Credit Acceptance Receivables Trust (a)
Series 2021-2, Class D
1.34%, due 7/13/27	$ 1,715,000	$ 1,619,145
Series 2021-4, Class D
1.82%, due 2/14/28	1,520,000	1,434,353
Series 2022-1, Class D
2.46%, due 3/13/28	2,435,000	2,284,562
Series 2020-2, Class C
3.88%, due 4/13/26	898,774	896,110
Avis Budget Rental Car Funding AESOP LLC (a)
Series 2021-1A, Class A
1.38%, due 8/20/27	1,135,000	1,014,865
Series 2020-2A, Class A
2.02%, due 2/20/27	1,000,000	920,700
Series 2020-1A, Class A
2.33%, due 8/20/26	560,000	526,028
Series 2023-3A, Class A
5.44%, due 2/22/28	1,415,000	1,425,870
CPS Auto Receivables Trust (a)
Series 2021-A, Class E
2.53%, due 3/15/28	3,000,000	2,799,335
Series 2021-C, Class E
3.21%, due 9/15/28	1,720,000	1,466,567
Series 2020-C, Class E
4.22%, due 5/17/27	2,215,000	2,138,020
Series 2019-C, Class E
4.30%, due 7/15/25	1,030,000	1,018,047
Drive Auto Receivables Trust
Series 2021-2, Class D
1.39%, due 3/15/29	1,000,000	938,935
Series 2021-1, Class D
1.45%, due 1/16/29	2,215,000	2,089,063
Exeter Automobile Receivables Trust
Series 2021-2A, Class D
1.40%, due 4/15/27	1,605,000	1,491,879
Series 2021-3A, Class E
3.04%, due 12/15/28 (a)	1,500,000	1,265,629
Flagship Credit Auto Trust (a)
Series 2021-2, Class D
1.59%, due 6/15/27	1,190,000	1,075,840
Series 2021-3, Class D
1.65%, due 9/15/27	1,192,000	1,063,231
Series 2021-4, Class C
1.96%, due 12/15/27	1,240,000	1,152,543
Series 2021-4, Class D
2.26%, due 12/15/27	2,352,000	2,109,322
	Principal Amount	Value

Automobile Asset-Backed Securities (continued)
Flagship Credit Auto Trust (a) (continued)
Series 2020-1, Class E
3.52%, due 6/15/27	$ 2,590,000	$ 2,372,324
Series 2019-2, Class E
4.52%, due 12/15/26	1,315,000	1,247,180
Series 2020-3, Class E
4.98%, due 12/15/27	1,090,000	991,335
GLS Auto Receivables Issuer Trust (a)
Series 2021-2A, Class C
1.08%, due 6/15/26	1,050,000	1,014,101
Series 2021-2A, Class D
1.42%, due 4/15/27	1,120,000	1,038,332
Series 2021-3A, Class D
1.48%, due 7/15/27	2,635,000	2,409,408
Series 2021-4A, Class C
1.94%, due 10/15/27	1,140,000	1,080,568
Series 2021-4A, Class D
2.48%, due 10/15/27	1,650,000	1,521,851
Series 2020-1A, Class C
2.72%, due 11/17/25	1,601,498	1,583,623
Series 2021-1A, Class E
3.14%, due 1/18/28	1,080,000	992,481
Series 2020-1A, Class D
3.68%, due 11/16/26	1,070,000	1,034,160
Series 2019-3A, Class D
3.84%, due 5/15/26	1,800,000	1,759,766
Hertz Vehicle Financing III LP (a)
Series 2021-2A, Class A
1.68%, due 12/27/27	675,000	600,141
Series 2021-2A, Class C
2.52%, due 12/27/27	3,285,000	2,853,491
Series 2021-2A, Class D
4.34%, due 12/27/27	2,450,000	2,114,484
Hertz Vehicle Financing LLC
Series 2021-1A, Class C
2.05%, due 12/26/25 (a)	870,000	806,442
Santander Drive Auto Receivables Trust
Series 2021-3, Class D
1.33%, due 9/15/27	550,000	517,339
Series 2021-4, Class D
1.67%, due 10/15/27	2,385,000	2,229,100
Series 2022-2, Class B
3.44%, due 9/15/27	1,825,000	1,772,170
		56,668,340

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Asset-Backed Securities (continued)
Credit Card Asset-Backed Security 0.1%
Golden Credit Card Trust
Series 2021-1A, Class C
1.74%, due 8/15/28 (a)	$ 510,000	$ 454,197
Home Equity Asset-Backed Securities 0.1%
First NLC Trust
Series 2007-1, Class A1
5.09% (1 Month LIBOR + 0.07%), due 8/25/37 (a)(b)	235,504	120,034
GSAA Home Equity Trust
Series 2007-8, Class A3
5.92% (1 Month LIBOR + 0.90%), due 8/25/37 (b)	33,029	31,837
J.P. Morgan Mortgage Acquisition Trust
Series 2007-HE1, Class AF1
4.394% (1 Month LIBOR + 0.10%), due 3/25/47 (b)	82,238	50,931
Mastr Asset-Backed Securities Trust
Series 2006-HE4, Class A1
5.12% (1 Month LIBOR + 0.10%), due 11/25/36 (b)	67,892	21,745
Morgan Stanley ABS Capital I, Inc. Trust (b)
Series 2007-HE4, Class A2A
5.13% (1 Month LIBOR + 0.11%), due 2/25/37	72,039	23,686
Series 2007-HE7, Class M1
7.02% (1 Month LIBOR + 2.00%), due 7/25/37	635,000	480,121
		728,354
Other Asset-Backed Securities 7.0%
American Airlines Pass-Through Trust
Series 2019-1, Class B
3.85%, due 2/15/28	768,172	670,724
Series 2021-1, Class B
3.95%, due 7/11/30	1,165,100	1,027,838
Series 2016-1, Class A
4.10%, due 1/15/28	880,524	794,484
AMSR Trust (a)
Series 2020-SFR4, Class A
1.355%, due 11/17/37	3,775,000	3,441,493
Series 2020-SFR5, Class A
1.379%, due 11/17/37	1,518,000	1,383,729
CF Hippolyta Issuer LLC (a)
Series 2020-1, Class A1
1.69%, due 7/15/60	1,029,872	934,499
	Principal Amount	Value

Other Asset-Backed Securities (continued)
CF Hippolyta Issuer LLC (a) (continued)
Series 2021-1A, Class B1
1.98%, due 3/15/61	$ 3,977,129	$ 3,404,405
Series 2020-1, Class A2
1.99%, due 7/15/60	1,446,501	1,228,836
Series 2020-1, Class B1
2.28%, due 7/15/60	2,122,707	1,913,292
Series 2020-1, Class B2
2.60%, due 7/15/60	2,401,537	2,029,489
Crown Castle Towers LLC
4.241%, due 7/15/28 (a)	2,325,000	2,209,673
CVS Pass-Through Trust
5.789%, due 1/10/26 (a)	20,995	20,875
DB Master Finance LLC (a)
Series 2021-1A, Class A23
2.791%, due 11/20/51	1,224,500	985,918
Series 2019-1A, Class A23
4.352%, due 5/20/49	1,399,250	1,325,546
FirstKey Homes Trust (a)
Series 2020-SFR2, Class A
1.266%, due 10/19/37	2,341,990	2,131,045
Series 2020-SFR1, Class A
1.339%, due 8/17/37	3,277,060	2,998,004
Series 2021-SFR2, Class B
1.607%, due 9/17/38	805,000	705,590
Series 2021-SFR1, Class B
1.788%, due 8/17/38	2,345,000	2,068,633
Hilton Grand Vacations Trust
Series 2019-AA, Class B
2.54%, due 7/25/33 (a)	1,034,346	969,863
Home Partners of America Trust
Series 2021-2, Class B
2.302%, due 12/17/26 (a)	1,707,105	1,523,984
Mosaic Solar Loan Trust
Series 2021-2A, Class B
2.09%, due 4/22/47 (a)	1,689,647	1,335,161
MVW LLC
Series 2021-1WA, Class B
1.44%, due 1/22/41 (a)	1,195,645	1,090,176
Navient Private Education Refi Loan Trust (a)
Series 2021-BA, Class A
0.94%, due 7/15/69	732,068	644,252
Series 2021-EA, Class B
2.03%, due 12/16/69	2,450,000	1,682,252
Series 2020-GA, Class B
2.50%, due 9/16/69	1,145,000	901,657
Series 2020-HA, Class B
2.78%, due 1/15/69	1,820,000	1,535,235

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Asset-Backed Securities (continued)
Other Asset-Backed Securities (continued)
New Economy Assets Phase 1 Sponsor LLC (a)
Series 2021-1, Class A1
1.91%, due 10/20/61	$ 1,260,000	$ 1,094,111
Series 2021-1, Class B1
2.41%, due 10/20/61	1,215,000	1,024,272
PFS Financing Corp.
Series 2022-D, Class B
4.90%, due 8/15/27 (a)	2,360,000	2,325,770
Progress Residential Trust (a)
Series 2020-SFR3, Class B
1.495%, due 10/17/27	1,400,000	1,274,036
Series 2021-SFR4, Class B
1.808%, due 5/17/38	1,340,000	1,190,233
Taco Bell Funding LLC
Series 2021-1A, Class A23
2.542%, due 8/25/51 (a)	1,071,437	844,108
United Airlines Pass-Through Trust
Series 2020-1, Class A
5.875%, due 10/15/27	1,095,992	1,095,781
		47,804,964
Total Asset-Backed Securities (Cost $113,413,707)		105,655,855
Corporate Bonds 37.4%
Agriculture 0.2%
BAT Capital Corp.
3.734%, due 9/25/40	1,095,000	786,066
BAT International Finance plc
4.448%, due 3/16/28	755,000	725,252
		1,511,318
Airlines 1.2%
American Airlines, Inc. (a)
5.50%, due 4/20/26	1,100,000	1,080,193
5.75%, due 4/20/29	2,450,000	2,328,199
Delta Air Lines, Inc. (a)
4.50%, due 10/20/25	701,004	687,447
4.75%, due 10/20/28	2,665,000	2,587,994
Mileage Plus Holdings LLC
6.50%, due 6/20/27 (a)	1,292,000	1,289,933
		7,973,766
Auto Manufacturers 1.8%
Ford Motor Credit Co. LLC
2.30%, due 2/10/25	1,005,000	935,647
4.125%, due 8/17/27	1,295,000	1,188,239
	Principal Amount	Value

Auto Manufacturers (continued)
Ford Motor Credit Co. LLC (continued)
6.80%, due 5/12/28	$ 2,105,000	$ 2,106,259
6.95%, due 3/6/26	1,195,000	1,205,966
General Motors Co.
5.60%, due 10/15/32 (c)	625,000	612,316
General Motors Financial Co., Inc.
2.35%, due 1/8/31	1,178,000	930,043
2.70%, due 6/10/31	1,525,000	1,223,583
4.30%, due 4/6/29	1,090,000	1,015,849
Nissan Motor Acceptance Co. LLC
1.85%, due 9/16/26 (a)	3,610,000	3,080,487
		12,298,389
Auto Parts & Equipment 0.3%
Dana, Inc.
4.50%, due 2/15/32	2,845,000	2,275,295
Banks 11.9%
Banco Santander SA
4.175% (1 Year Treasury Constant Maturity Rate + 2.00%), due 3/24/28 (b)	2,400,000	2,281,784
Bank of America Corp.
2.087%, due 6/14/29 (d)	1,275,000	1,101,795
3.384%, due 4/2/26 (d)	1,700,000	1,639,300
Series MM
4.30%, due 1/28/25 (d)(e)	1,516,000	1,371,961
4.948%, due 7/22/28 (d)	1,640,000	1,634,366
8.57%, due 11/15/24	1,645,000	1,722,218
Barclays plc (b)(e)
4.375% (5 Year Treasury Constant Maturity Rate + 3.41%), due 3/15/28	2,380,000	1,576,564
8.00% (5 Year Treasury Constant Maturity Rate + 5.431%), due 3/15/29	1,315,000	1,151,809
BNP Paribas SA (a)
3.052%, due 1/13/31 (d)	1,605,000	1,388,078
4.625% (5 Year Treasury Constant Maturity Rate + 3.196%), due 1/12/27 (b)(e)	1,315,000	1,032,144
4.625% (5 Year Treasury Constant Maturity Rate + 3.34%), due 2/25/31 (b)(e)	1,610,000	1,142,134
7.75% (5 Year Treasury Constant Maturity Rate + 4.899%), due 8/16/29 (b)(e)	960,000	916,800
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
BPCE SA (a)
2.045%, due 10/19/27 (d)	$ 2,240,000	$ 1,979,747
5.125%, due 1/18/28	1,235,000	1,236,960
Citigroup, Inc.
2.52%, due 11/3/32 (d)	2,115,000	1,731,273
Series Y
4.15% (5 Year Treasury Constant Maturity Rate + 3.00%), due 11/15/26 (b)(e)	1,395,000	1,147,388
Series M
6.30%, due 5/15/24 (d)(e)	3,260,000	3,075,158
Credit Agricole SA
4.75% (5 Year Treasury Constant Maturity Rate + 3.237%), due 3/23/29 (a)(b)(e)	2,370,000	1,822,530
Credit Suisse Group AG (a)(d)
3.091%, due 5/14/32	1,485,000	1,189,204
6.442%, due 8/11/28	1,325,000	1,311,381
Deutsche Bank AG
3.035%, due 5/28/32 (d)	460,000	366,922
4.875% (USISDA05 + 2.553%), due 12/1/32 (b)	3,390,000	2,822,737
5.371%, due 9/9/27	985,000	976,054
First Horizon Bank
5.75%, due 5/1/30	1,673,000	1,581,289
Freedom Mortgage Corp.
7.625%, due 5/1/26 (a)	895,000	765,332
Goldman Sachs Group, Inc. (The)
1.948%, due 10/21/27 (d)	3,260,000	2,919,300
Series V
4.125% (5 Year Treasury Constant Maturity Rate + 2.949%), due 11/10/26 (b)(e)	980,000	821,453
Intesa Sanpaolo SpA
4.198% (1 Year Treasury Constant Maturity Rate + 2.60%), due 6/1/32 (a)(b)	3,430,000	2,599,597
JPMorgan Chase & Co. (d)
1.764%, due 11/19/31	2,897,000	2,315,395
Series HH
4.60%, due 2/1/25 (e)	842,000	780,955
KeyBank NA
4.15%, due 8/8/25	1,585,000	1,517,519
Lloyds Banking Group plc
4.582%, due 12/10/25	1,365,000	1,306,653
4.65%, due 3/24/26	1,985,000	1,911,157
	Principal Amount	Value

Banks (continued)
Lloyds Banking Group plc (continued)
4.976% (1 Year Treasury Constant Maturity Rate + 2.30%), due 8/11/33 (b)	$ 995,000	$ 964,598
Macquarie Group Ltd.
2.871%, due 1/14/33 (a)(d)	1,490,000	1,211,095
Morgan Stanley (d)
2.484%, due 9/16/36	2,170,000	1,667,886
2.511%, due 10/20/32	3,225,000	2,655,030
NatWest Group plc (b)
3.073% (1 Year Treasury Constant Maturity Rate + 2.55%), due 5/22/28	2,145,000	1,963,214
4.60% (5 Year Treasury Constant Maturity Rate + 3.10%), due 6/28/31 (c)(e)	2,650,000	1,867,958
5.847% (1 Year Treasury Constant Maturity Rate + 1.35%), due 3/2/27	1,595,000	1,613,536
Popular, Inc.
6.125%, due 9/14/23	1,582,000	1,566,180
Santander Holdings USA, Inc.
6.499%, due 3/9/29 (d)	1,315,000	1,321,802
Societe Generale SA (a)(b)(e)
4.75% (5 Year Treasury Constant Maturity Rate + 3.931%), due 5/26/26	1,240,000	946,492
5.375% (5 Year Treasury Constant Maturity Rate + 4.514%), due 11/18/30	1,920,000	1,344,000
Sumitomo Mitsui Trust Bank Ltd.
5.65%, due 3/9/26 (a)	1,755,000	1,785,596
Synchrony Bank
5.40%, due 8/22/25	1,805,000	1,721,308
Texas Capital Bancshares, Inc.
4.00% (5 Year Treasury Constant Maturity Rate + 3.15%), due 5/6/31 (b)	1,155,000	933,647
UBS Group AG
4.375% (5 Year Treasury Constant Maturity Rate + 3.313%), due 2/10/31 (a)(b)(e)	2,555,000	1,762,320
Wells Fargo & Co. (d)
3.35%, due 3/2/33	2,330,000	2,033,762
3.584%, due 5/22/28	380,000	359,592
Series S
5.90%, due 6/15/24 (e)	3,295,000	3,106,855

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Banks (continued)
Westpac Banking Corp.
3.02% (5 Year Treasury Constant Maturity Rate + 1.53%), due 11/18/36 (b)	$ 1,692,000	$ 1,334,307
		81,296,135
Building Materials 0.4%
CEMEX Materials LLC
7.70%, due 7/21/25 (a)	2,490,000	2,508,675
Chemicals 0.4%
Alpek SAB de CV
3.25%, due 2/25/31 (a)	1,255,000	1,022,785
Braskem Netherlands Finance BV
4.50%, due 1/10/28 (a)	1,650,000	1,509,995
		2,532,780
Commercial Services 0.3%
Ashtead Capital, Inc.
4.25%, due 11/1/29 (a)	1,640,000	1,529,877
California Institute of Technology
3.65%, due 9/1/19	1,118,000	793,795
		2,323,672
Computers 0.9%
Dell International LLC
5.25%, due 2/1/28	2,880,000	2,915,587
8.10%, due 7/15/36	879,000	1,031,812
NCR Corp.
5.00%, due 10/1/28 (a)	2,339,000	2,040,010
		5,987,409
Diversified Financial Services 3.4%
AerCap Ireland Capital DAC
3.00%, due 10/29/28	1,650,000	1,436,520
Air Lease Corp.
2.30%, due 2/1/25	3,275,000	3,098,512
3.25%, due 3/1/25	4,000,000	3,834,385
Aircastle Ltd.
5.25% (5 Year Treasury Constant Maturity Rate + 4.41%), due 6/15/26 (a)(b)(e)	2,030,000	1,473,003
Ally Financial, Inc.
5.75%, due 11/20/25	3,820,000	3,711,842
8.00%, due 11/1/31	1,890,000	1,993,603
Avolon Holdings Funding Ltd.
3.25%, due 2/15/27 (a)	2,125,000	1,897,616
	Principal Amount	Value

Diversified Financial Services (continued)
Banco BTG Pactual SA
2.75%, due 1/11/26 (a)	$ 3,095,000	$ 2,817,998
Nomura Holdings, Inc.
5.099%, due 7/3/25	1,660,000	1,638,521
OneMain Finance Corp.
3.50%, due 1/15/27	1,100,000	939,532
		22,841,532
Electric 2.7%
AEP Texas, Inc.
4.70%, due 5/15/32	1,175,000	1,156,474
American Electric Power Co., Inc.
5.625%, due 3/1/33	1,765,000	1,848,968
Calpine Corp.
5.125%, due 3/15/28 (a)	1,185,000	1,094,595
Dominion Energy, Inc.
Series C
4.35% (5 Year Treasury Constant Maturity Rate + 3.195%), due 1/15/27 (b)(e)	780,000	655,200
Duke Energy Carolinas LLC
4.95%, due 1/15/33	1,160,000	1,191,763
Edison International
Series B
5.00% (5 Year Treasury Constant Maturity Rate + 3.901%), due 12/15/26 (b)(e)	2,690,000	2,299,453
Ohio Power Co.
Series R
2.90%, due 10/1/51	955,000	655,374
Pacific Gas and Electric Co.
3.50%, due 8/1/50	1,855,000	1,209,019
Sempra Energy
4.125% (5 Year Treasury Constant Maturity Rate + 2.868%), due 4/1/52 (b)	2,150,000	1,741,160
Southern California Edison Co.
5.30%, due 3/1/28	2,245,000	2,305,601
WEC Energy Group, Inc.
6.976% (3 Month LIBOR + 2.113%), due 5/15/67 (b)	5,495,000	4,517,445
		18,675,052
Electronics 0.3%
Arrow Electronics, Inc.
6.125%, due 3/1/26	1,760,000	1,761,283
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Corporate Bonds (continued)
Environmental Control 0.2%
Covanta Holding Corp.
4.875%, due 12/1/29 (a)	$ 950,000	$ 845,500
Stericycle, Inc.
3.875%, due 1/15/29 (a)	630,000	566,812
		1,412,312
Food 0.6%
JBS USA LUX SA
5.75%, due 4/1/33 (a)	2,140,000	2,050,441
Kraft Heinz Foods Co.
5.00%, due 7/15/35	583,000	585,613
Smithfield Foods, Inc.
3.00%, due 10/15/30 (a)	1,520,000	1,211,213
		3,847,267
Gas 0.5%
National Fuel Gas Co.
2.95%, due 3/1/31	1,695,000	1,372,878
Piedmont Natural Gas Co., Inc.
5.05%, due 5/15/52	1,070,000	1,010,708
Southern Co. Gas Capital Corp.
Series 21A
3.15%, due 9/30/51	1,500,000	1,038,274
		3,421,860
Home Builders 0.3%
Toll Brothers Finance Corp.
3.80%, due 11/1/29	1,780,000	1,623,262
4.35%, due 2/15/28	303,000	290,089
		1,913,351
Household Products & Wares 0.4%
Kronos Acquisition Holdings, Inc.
5.00%, due 12/31/26 (a)	2,770,000	2,563,469
Insurance 0.9%
Lincoln National Corp.
7.234% (3 Month LIBOR + 2.358%), due 5/17/66 (b)	3,537,000	2,228,310
NMI Holdings, Inc.
7.375%, due 6/1/25 (a)	685,000	694,563
Protective Life Corp.
8.45%, due 10/15/39	2,476,000	2,995,423
Willis North America, Inc.
3.875%, due 9/15/49	425,000	310,321
		6,228,617
	Principal Amount	Value

Internet 0.6%
Expedia Group, Inc.
3.25%, due 2/15/30	$ 2,345,000	$ 2,060,863
Match Group Holdings II LLC (a)
3.625%, due 10/1/31	2,520,000	2,058,588
4.125%, due 8/1/30 (c)	122,000	104,277
		4,223,728
Lodging 1.2%
Hyatt Hotels Corp.
1.80%, due 10/1/24	3,920,000	3,726,185
Marriott International, Inc.
3.75%, due 10/1/25	4,253,000	4,112,649
Series X
4.00%, due 4/15/28	605,000	585,371
		8,424,205
Media 0.4%
CCO Holdings LLC
4.75%, due 3/1/30 (a)	435,000	374,272
DISH DBS Corp.
5.75%, due 12/1/28 (a)	1,250,000	888,634
Grupo Televisa SAB
5.25%, due 5/24/49	1,335,000	1,252,507
		2,515,413
Miscellaneous—Manufacturing 0.3%
Textron Financial Corp.
6.599% (3 Month LIBOR + 1.735%), due 2/15/42 (a)(b)	2,905,000	2,098,863
Oil & Gas 0.3%
EQT Corp.
5.678%, due 10/1/25	1,610,000	1,605,674
Gazprom PJSC Via Gaz Capital SA
7.288%, due 8/16/37 (a)(f)	850,000	705,500
		2,311,174
Packaging & Containers 0.3%
Berry Global, Inc.
4.875%, due 7/15/26 (a)	1,240,000	1,212,451
Owens-Brockway Glass Container, Inc.
6.625%, due 5/13/27 (a)	840,000	842,940
		2,055,391
Pharmaceuticals 0.4%
Teva Pharmaceutical Finance Netherlands III BV
3.15%, due 10/1/26	221,000	199,691

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Corporate Bonds (continued)
Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV (continued)
4.75%, due 5/9/27	$ 2,345,000	$ 2,196,177
7.875%, due 9/15/29	10,000	10,472
		2,406,340
Pipelines 4.4%
Cheniere Corpus Christi Holdings LLC
2.742%, due 12/31/39	1,710,000	1,402,408
CNX Midstream Partners LP
4.75%, due 4/15/30 (a)(c)	2,570,000	2,151,699
DCP Midstream Operating LP
3.25%, due 2/15/32	3,090,000	2,640,374
DT Midstream, Inc.
4.30%, due 4/15/32 (a)	1,715,000	1,553,546
Enbridge, Inc.
5.70%, due 3/8/33	1,250,000	1,298,113
5.969%, due 3/8/26	2,355,000	2,364,114
Energy Transfer LP
Series H
6.50% (5 Year Treasury Constant Maturity Rate + 5.694%), due 11/15/26 (b)(e)	2,520,000	2,230,200
EnLink Midstream LLC
5.625%, due 1/15/28 (a)	750,000	738,671
Enterprise Products Operating LLC
3.95%, due 1/31/60	1,630,000	1,270,508
4.20%, due 1/31/50	520,000	435,229
Flex Intermediate Holdco LLC
3.363%, due 6/30/31 (a)	1,540,000	1,267,982
Hess Midstream Operations LP (a)
4.25%, due 2/15/30	2,630,000	2,338,307
5.625%, due 2/15/26	367,000	361,249
Holly Energy Partners LP
6.375%, due 4/15/27 (a)	545,000	536,804
Kinder Morgan, Inc.
7.75%, due 1/15/32	2,035,000	2,367,020
MPLX LP
4.00%, due 3/15/28	560,000	541,044
Plains All American Pipeline LP
3.80%, due 9/15/30	1,040,000	941,057
Sabine Pass Liquefaction LLC
5.75%, due 5/15/24	2,146,000	2,146,110
Targa Resources Corp.
4.20%, due 2/1/33	725,000	658,675
Western Midstream Operating LP
5.50%, due 2/1/50 (g)	1,800,000	1,527,071
	Principal Amount	Value

Pipelines (continued)
Williams Cos., Inc. (The)
3.50%, due 10/15/51	$ 1,425,000	$ 1,015,762
		29,785,943
Real Estate 0.1%
Realogy Group LLC
5.25%, due 4/15/30 (a)(c)	1,060,000	755,736
Real Estate Investment Trusts 0.9%
GLP Capital LP
3.35%, due 9/1/24	1,535,000	1,484,959
Iron Mountain, Inc. (a)
4.875%, due 9/15/29	1,686,000	1,537,748
5.25%, due 7/15/30	395,000	363,805
Starwood Property Trust, Inc.
3.625%, due 7/15/26 (a)	3,172,000	2,731,219
		6,117,731
Retail 0.5%
AutoNation, Inc.
4.75%, due 6/1/30	1,545,000	1,452,517
Nordstrom, Inc.
4.25%, due 8/1/31	2,860,000	2,123,836
		3,576,353
Semiconductors 0.3%
Broadcom, Inc. (a)
3.469%, due 4/15/34	2,040,000	1,685,380
3.75%, due 2/15/51	620,000	456,653
		2,142,033
Telecommunications 1.0%
Altice France SA
5.125%, due 7/15/29 (a)	2,405,000	1,778,127
AT&T, Inc.
3.65%, due 6/1/51	1,485,000	1,107,176
Sprint LLC
7.875%, due 9/15/23	3,620,000	3,649,304
T-Mobile USA, Inc.
2.625%, due 2/15/29	660,000	583,259
		7,117,866
Total Corporate Bonds (Cost $285,914,728)		254,902,958
Foreign Government Bonds 2.1%
Brazil 0.1%
Brazil Government Bond
3.75%, due 9/12/31 (c)	525,000	453,721
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Foreign Government Bonds (continued)
Chile 0.3%
Empresa Nacional del Petroleo
3.45%, due 9/16/31 (a)	$ 2,540,000	$ 2,141,060
Colombia 0.3%
Colombia Government Bond
3.25%, due 4/22/32	2,335,000	1,685,420
4.50%, due 1/28/26 (c)	500,000	474,889
		2,160,309
Mexico 1.4%
Comision Federal de Electricidad (a)
3.875%, due 7/26/33	2,385,000	1,840,266
4.677%, due 2/9/51	1,855,000	1,250,752
Mexico Government Bond
3.75%, due 4/19/71	1,480,000	1,003,533
Petroleos Mexicanos
6.50%, due 3/13/27	2,535,000	2,275,615
6.75%, due 9/21/47	4,835,000	2,979,658
		9,349,824
Total Foreign Government Bonds (Cost $18,839,182)		14,104,914
Loan Assignments 0.1%
Diversified/Conglomerate Service 0.1%
TruGreen LP (b)
First Lien Second Refinancing Term Loan
9.082% (1 Month SOFR + 4.00%), due 11/2/27	764,120	702,609
Second Lien Initial Term Loan
13.773% (3 Month LIBOR + 8.50%), due 11/2/28	450,000	292,500
		995,109
Total Loan Assignments (Cost $1,202,763)		995,109
Mortgage-Backed Securities 34.2%
Agency (Collateralized Mortgage Obligations) 7.1%
FHLMC
REMIC, Series 5021, Class SA
(zero coupon) (SOFR 30A + 3.55%), due 10/25/50 (b)(h)	3,331,989	116,038
REMIC, Series 5200, Class SA
(zero coupon) (SOFR 30A + 3.50%), due 2/25/52 (b)(h)	2,742,391	91,745
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FHLMC (continued)
REMIC, Series 4839, Class WO
(zero coupon), due 8/15/56	$ 1,075,887	$ 781,870
REMIC, Series 4993, Class KS
1.03% (1 Month LIBOR + 6.05%), due 7/25/50 (b)(h)	4,895,859	741,112
REMIC, Series 5031, Class IQ
2.50%, due 10/25/50 (h)	1,637,501	228,528
REMIC, Series 5038, Class IB
2.50%, due 10/25/50 (h)	1,077,556	163,467
REMIC, Series 5149, Class LI
2.50%, due 10/25/51 (h)	4,007,700	518,623
REMIC, Series 5205, Class KI
3.00%, due 12/25/48 (h)	1,897,001	203,617
REMIC, Series 5152, Class BI
3.00%, due 7/25/50 (h)	3,703,094	599,665
REMIC, Series 5023, Class LI
3.00%, due 10/25/50 (h)	1,389,501	216,400
REMIC, Series 5094, Class IP
3.00%, due 4/25/51 (h)	1,846,136	283,123
REMIC, Series 5155, Class KI
3.00%, due 10/25/51 (h)	4,673,509	665,187
REMIC, Series 5160
3.00%, due 10/25/51 (h)	2,294,908	250,696
REMIC, Series 5167, Class GI
3.00%, due 11/25/51 (h)	4,280,674	639,251
REMIC, Series 5191
3.50%, due 9/25/50 (h)	2,362,314	385,178
REMIC, Series 5036
3.50%, due 11/25/50 (h)	2,713,617	537,658
REMIC, Series 5040
3.50%, due 11/25/50 (h)	1,472,027	235,533
FHLMC, Strips
Series 311
(zero coupon), due 8/15/43	741,622	571,677
Series 311, Class S1
1.002% (1 Month LIBOR + 5.95%), due 8/15/43 (b)(h)	2,275,685	265,313
Series 389, Class C35
2.00%, due 6/15/52 (h)	3,675,213	464,178
FNMA
REMIC, Series 2013-110, Class CO
(zero coupon), due 12/25/39	1,246,388	1,050,263
REMIC, Series 2013-105, Class QO
(zero coupon), due 5/25/40	381,324	320,077
REMIC, Series 2013-105, Class KO
(zero coupon), due 10/25/43	389,153	344,758

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
FNMA (continued)
REMIC, Series 2013-110, Class DO
(zero coupon), due 11/25/43	$ 565,090	$ 471,065
REMIC, Series 2021-81, Class SA
(zero coupon) (SOFR 30A + 2.60%), due 12/25/51 (b)(h)	14,521,382	237,711
REMIC, Series 2022-3, Class YS
(zero coupon) (SOFR 30A + 2.55%), due 2/25/52 (b)(h)	8,365,440	128,626
REMIC, Series 2022-5, Class SN
(zero coupon) (SOFR 30A + 1.80%), due 2/25/52 (b)(h)	1,516,776	18,490
REMIC, Series 2021-40, Class SI
0.93% (1 Month LIBOR + 5.95%), due 9/25/47 (b)(h)	3,025,135	320,437
REMIC, Series 2022-10, Class SA
0.935% (SOFR 30A + 5.75%), due 2/25/52 (b)(h)	2,431,772	335,772
REMIC, Series 2016-57, Class SN
1.03% (1 Month LIBOR + 6.05%), due 6/25/46 (b)(h)	2,304,307	272,125
REMIC, Series 2019-32, Class SB
1.03% (1 Month LIBOR + 6.05%), due 6/25/49 (b)(h)	1,800,959	200,435
REMIC, Series 2020-23, Class PS
1.03% (1 Month LIBOR + 6.05%), due 2/25/50 (b)(h)	2,754,725	354,067
REMIC, Series 2021-7, Class EI
2.50%, due 2/25/51 (h)	2,785,558	376,285
REMIC, Series 2021-10, Class LI
2.50%, due 3/25/51 (h)	1,629,697	237,466
REMIC, Series 2021-12, Class JI
2.50%, due 3/25/51 (h)	1,959,421	290,305
REMIC, Series 2021-95, Class KI
2.50%, due 4/25/51 (h)	5,606,308	766,962
REMIC, Series 2021-54, Class HI
2.50%, due 6/25/51 (h)	759,386	93,084
REMIC, Series 2021-85, Class BI
3.00%, due 12/25/51 (h)	4,161,325	678,181
REMIC, Series 2021-8, Class ID
3.50%, due 3/25/51 (h)	2,536,800	496,876
REMIC, Series 2020-10, Class DA
3.50%, due 3/25/60	1,570,343	1,483,774
FNMA, Strips (h)
REMIC, Series 426, Class C32
1.50%, due 2/25/52	5,694,579	559,226
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
FNMA, Strips (h) (continued)
REMIC, Series 427, Class C77
2.50%, due 9/25/51	$ 4,655,261	$ 685,208
GNMA
Series 2019-136, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 11/20/49 (b)(h)	670,106	12,843
Series 2020-1, Class YS
(zero coupon) (1 Month LIBOR + 2.83%), due 1/20/50 (b)(h)	3,771,885	76,464
Series 2020-129, Class SB
(zero coupon) (1 Month LIBOR + 3.20%), due 9/20/50 (b)(h)	5,446,278	125,127
Series 2021-97, Class SD
(zero coupon) (SOFR 30A + 2.60%), due 6/20/51 (b)(h)	11,954,168	227,014
Series 2021-158, Class SB
(zero coupon) (SOFR 30A + 3.70%), due 9/20/51 (b)(h)	4,011,765	164,122
Series 2021-205, Class DS
(zero coupon) (SOFR 30A + 3.20%), due 11/20/51 (b)(h)	9,303,732	184,751
Series 2021-213, Class ES
(zero coupon) (SOFR 30A + 1.70%), due 12/20/51 (b)(h)	12,700,537	126,391
Series 2022-19, Class SG
(zero coupon) (SOFR 30A + 2.45%), due 1/20/52 (b)(h)	7,316,530	94,423
Series 2022-24, Class SC
(zero coupon) (SOFR 30A + 2.37%), due 2/20/52 (b)(h)	49,250,130	539,008
Series 2022-121, Class SG
(zero coupon) (SOFR 30A + 3.97%), due 7/20/52 (b)(h)	9,601,959	253,979
Series 2023-56
(zero coupon), due 7/20/52	2,235,000	1,983,703
Series 2023-53
(zero coupon), due 4/20/53	935,000	751,036
Series 2020-166, Class CA
1.00%, due 11/20/50	2,199,521	1,668,821
Series 2020-34, Class SC
1.097% (1 Month LIBOR + 6.05%), due 3/20/50 (b)(h)	2,413,524	293,102
Series 2020-146, Class SA
1.347% (1 Month LIBOR + 6.30%), due 10/20/50 (b)(h)	2,855,379	402,128
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2020-167, Class SN
1.347% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	$ 1,454,307	$ 198,533
Series 2021-179, Class SA
1.347% (1 Month LIBOR + 6.30%), due 11/20/50 (b)(h)	4,358,033	599,227
Series 2020-189, Class NS
1.347% (1 Month LIBOR + 6.30%), due 12/20/50 (b)(h)	4,629,153	675,335
Series 2020-189, Class SU
1.347% (1 Month LIBOR + 6.30%), due 12/20/50 (b)(h)	908,909	133,544
Series 2021-46, Class TS
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	2,132,672	294,824
Series 2021-57, Class SA
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	3,394,089	459,493
Series 2021-57, Class SD
1.347% (1 Month LIBOR + 6.30%), due 3/20/51 (b)(h)	4,460,821	600,236
Series 2021-96, Class NS
1.347% (1 Month LIBOR + 6.30%), due 6/20/51 (b)(h)	6,414,558	855,240
Series 2021-96, Class SN
1.347% (1 Month LIBOR + 6.30%), due 6/20/51 (b)(h)	3,778,790	492,419
Series 2021-122, Class HS
1.347% (1 Month LIBOR + 6.30%), due 7/20/51 (b)(h)	3,519,944	512,715
Series 2022-137, Class S
1.347% (1 Month LIBOR + 6.30%), due 7/20/51 (b)(h)	3,816,159	508,644
Series 2021-96, Class JS
1.397% (1 Month LIBOR + 6.35%), due 6/20/51 (b)(h)	3,616,530	416,565
Series 2020-146, Class LI
2.00%, due 10/20/50 (h)	7,303,860	814,599
Series 2021-41, Class FS
2.00% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,440,664	427,644
Series 2020-166, Class IC
2.00%, due 11/20/50 (h)	1,446,565	150,718
Series 2020-176, Class AI
2.00%, due 11/20/50 (h)	8,455,013	858,707
	Principal Amount	Value

Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2020-185, Class BI
2.00%, due 12/20/50 (h)	$ 2,202,572	$ 251,867
Series 2020-188
2.00%, due 12/20/50 (h)	3,397,199	356,180
Series 2021-30, Class HI
2.00%, due 2/20/51 (h)	6,658,564	708,804
Series 2021-57, Class AI
2.00%, due 2/20/51 (h)	4,686,990	477,700
Series 2021-49, Class YI
2.00%, due 3/20/51 (h)	651,871	72,850
Series 2021-205, Class GA
2.00%, due 11/20/51	603,058	510,330
Series 2021-97, Class IN
2.50%, due 8/20/49 (h)	5,189,865	600,631
Series 2019-159, Class P
2.50%, due 9/20/49	1,149,994	1,019,957
Series 2022-1, Class IA
2.50%, due 6/20/50 (h)	764,916	102,935
Series 2020-122, Class IW
2.50%, due 7/20/50 (h)	2,752,354	362,363
Series 2020-151, Class TI
2.50%, due 10/20/50 (h)	2,581,735	342,105
Series 2021-56, Class FE
2.50% (SOFR 30A + 0.20%), due 10/20/50 (b)(h)	4,391,604	492,258
Series 2020-173, Class EI
2.50%, due 11/20/50 (h)	2,887,888	396,957
Series 2021-1, Class PI
2.50%, due 12/20/50 (h)	1,309,936	168,334
Series 2021-137, Class HI
2.50%, due 8/20/51 (h)	3,074,006	423,084
Series 2021-149, Class CI
2.50%, due 8/20/51 (h)	3,945,909	547,858
Series 2021-188
2.50%, due 10/20/51 (h)	4,526,236	712,886
Series 2022-83
2.50%, due 11/20/51 (h)	3,558,347	470,806
Series 2021-1, Class IT
3.00%, due 1/20/51 (h)	3,117,154	467,434
Series 2021-74, Class HI
3.00%, due 4/20/51 (h)	550,762	79,653
Series 2021-97, Class FA
3.00% (SOFR 30A + 0.40%), due 6/20/51 (b)	956,382	829,196
Series 2021-98, Class IN
3.00%, due 6/20/51 (h)	1,702,714	295,608

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Agency (Collateralized Mortgage Obligations) (continued)
GNMA (continued)
Series 2022-207
3.00%, due 8/20/51 (h)	$ 3,292,576	$ 492,866
Series 2021-158, Class NI
3.00%, due 9/20/51 (h)	4,710,373	691,253
Series 2021-177, Class IM
3.00%, due 10/20/51 (h)	3,025,222	408,845
Series 2023-19, Class CI
3.00%, due 11/20/51 (h)	4,001,655	587,763
Series 2023-1, Class MA
3.50%, due 5/20/50	1,588,936	1,497,145
Series 2021-146, Class IN
3.50%, due 8/20/51 (h)	3,207,034	499,255
Series 2023-1, Class HD
3.50%, due 1/20/52	1,858,477	1,747,474
		48,195,804
Commercial Mortgage Loans (Collateralized Mortgage Obligations) 11.6%
BAMLL Commercial Mortgage Securities Trust (a)(b)
Series 2022-DKLX, Class E
9.017% (1 Month SOFR + 4.127%), due 1/15/39	1,095,000	1,031,921
Series 2022-DKLX, Class F
9.847% (1 Month SOFR + 4.957%), due 1/15/39	1,650,000	1,542,639
Bayview Commercial Asset Trust (a)(b)
Series 2005-3A, Class A1
5.34% (1 Month LIBOR + 0.48%), due 11/25/35	696,162	630,251
Series 2006-4A, Class A1
5.365% (1 Month LIBOR + 0.345%), due 12/25/36	8,579	7,935
BOCA Commercial Mortgage Trust
Series 2022-BOCA, Class A
6.659% (1 Month SOFR + 1.77%), due 5/15/39 (a)(b)	1,485,000	1,464,522
BX Commercial Mortgage Trust (a)
Series 2020-VIV2, Class C
3.66%, due 3/9/44 (i)	1,560,000	1,298,111
Series 2020-VIV3, Class B
3.662%, due 3/9/44 (i)	1,040,000	888,462
Series 2020-VIVA, Class D
3.667%, due 3/11/44 (i)	1,375,000	1,110,430
Series 2021-21M, Class A
5.678% (1 Month LIBOR + 0.73%), due 10/15/36 (b)	745,012	717,968
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BX Commercial Mortgage Trust (a) (continued)
Series 2021-VOLT, Class D
6.598% (1 Month LIBOR + 1.65%), due 9/15/36 (b)	$ 1,450,000	$ 1,371,951
BX Trust (a)
Series 2019-OC11, Class B
3.605%, due 12/9/41	205,000	178,581
Series 2019-OC11, Class C
3.856%, due 12/9/41	1,145,000	987,802
Series 2019-OC11, Class D
4.075%, due 12/9/41 (i)	865,000	732,459
Series 2019-OC11, Class E
4.075%, due 12/9/41 (i)	3,475,000	2,846,520
Series 2021-RISE, Class A
5.695% (1 Month LIBOR + 0.748%), due 11/15/36 (b)	1,885,000	1,817,765
Series 2023-LIFE, Class C
5.884%, due 2/15/28	500,000	481,820
Series 2018-GW, Class C
6.168% (1 Month LIBOR + 1.22%), due 5/15/35 (b)	940,000	916,351
Series 2021-RISE, Class B
6.198% (1 Month LIBOR + 1.25%), due 11/15/36 (b)	1,650,000	1,592,697
Series 2021-MFM1, Class C
6.204% (1 Month SOFR + 1.314%), due 1/15/34 (b)	2,034,552	1,957,910
Series 2021-MFM1, Class D
6.504% (1 Month SOFR + 1.614%), due 1/15/34 (b)	1,641,205	1,567,019
Series 2021-LBA, Class DV
6.604% (1 Month SOFR + 1.714%), due 2/15/36 (b)	1,270,000	1,181,826
Series 2021-RISE, Class D
6.698% (1 Month LIBOR + 1.75%), due 11/15/36 (b)	2,590,000	2,468,753
Series 2021-ARIA, Class E
7.193% (1 Month LIBOR + 2.245%), due 10/15/36 (b)	3,400,000	3,145,695
BXHPP Trust (a)(b)
Series 2021-FILM, Class B
5.848% (1 Month LIBOR + 0.90%), due 8/15/36	140,000	127,923
Series 2021-FILM, Class C
6.048% (1 Month LIBOR + 1.10%), due 8/15/36	1,745,000	1,561,516
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
BXHPP Trust (a)(b) (continued)
Series 2021-FILM, Class D
6.448% (1 Month LIBOR + 1.50%), due 8/15/36	$ 1,355,000	$ 1,202,653
BXSC Commercial Mortgage Trust
Series 2022-WSS, Class D
8.078% (1 Month SOFR + 3.188%), due 3/15/35 (a)(b)	1,320,000	1,280,283
Commercial Mortgage Trust
Series 2012-CR4, Class AM
3.251%, due 10/15/45	1,050,000	961,314
CSMC WEST Trust
Series 2020-WEST, Class A
3.04%, due 2/15/35 (a)	1,925,000	1,458,480
DROP Mortgage Trust
Series 2021-FILE, Class A
6.10% (1 Month LIBOR + 1.15%), due 10/15/43 (a)(b)	1,430,000	1,315,366
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class C
6.648% (1 Month LIBOR + 1.70%), due 7/15/38	107,381	103,616
Series 2021-ESH, Class D
7.198% (1 Month LIBOR + 2.25%), due 7/15/38	3,694,888	3,546,835
FREMF Mortgage Trust (a)(i)
Series 2016-K58, Class C
3.866%, due 9/25/49	290,000	274,628
Series 2018-K73, Class B
3.986%, due 2/25/51	855,000	804,151
Series 2017-K63, Class C
4.011%, due 2/25/50	1,275,000	1,201,125
Series 2018-K154, Class B
4.162%, due 11/25/32	1,750,000	1,539,259
Series 2018-K78, Class B
4.267%, due 6/25/51	970,000	921,621
Series 2018-K155, Class B
4.308%, due 4/25/33	2,135,000	1,904,502
Series 2018-K84, Class C
4.314%, due 10/25/28	475,000	444,793
Series 2018-K81, Class B
4.315%, due 9/25/51	465,000	442,028
Series 2018-K81, Class C
4.315%, due 9/25/51	1,385,000	1,297,880
Series 2018-K79, Class B
4.351%, due 7/25/51	690,000	658,058
	Principal Amount	Value

Commercial Mortgage Loans (Collateralized Mortgage Obligations) (continued)
FREMF Mortgage Trust (a)(i) (continued)
Series 2018-K76, Class B
4.352%, due 6/25/51	$ 360,000	$ 344,158
Series 2018-K80, Class C
4.376%, due 8/25/50	1,000,000	941,041
Series 2019-K88, Class C
4.528%, due 2/25/52	1,505,000	1,410,822
Hudson Yards Mortgage Trust
Series 2019-30HY, Class A
3.228%, due 7/10/39 (a)	2,595,000	2,269,200
J.P. Morgan Chase Commercial Mortgage Securities Trust (a)
Series 2019-OSB, Class A
3.397%, due 6/5/39	2,555,000	2,273,764
Series 2018-AON, Class B
4.379%, due 7/5/31	1,585,000	1,236,300
Manhattan West Mortgage Trust
Series 2020-1MW, Class A
2.13%, due 9/10/39 (a)	2,061,000	1,782,987
Multifamily Connecticut Avenue Securities Trust (a)(b)
Series 2019-01, Class M10
8.27% (1 Month LIBOR + 3.25%), due 10/25/49	3,292,996	3,074,150
Series 2020-01, Class M10
8.77% (1 Month LIBOR + 3.75%), due 3/25/50	1,420,000	1,334,889
One Bryant Park Trust
Series 2019-OBP, Class A
2.516%, due 9/15/54 (a)	4,665,000	3,869,554
SLG Office Trust (a)
Series 2021-OVA, Class A
2.585%, due 7/15/41	645,000	524,388
Series 2021-OVA, Class F
2.851%, due 7/15/41	1,510,000	1,018,841
SMRT
Series 2022-MINI, Class D
6.84% (1 Month SOFR + 1.95%), due 1/15/39 (a)(b)	2,650,000	2,470,571
UBS-Barclays Commercial Mortgage Trust
Series 2013-C6, Class B
3.875%, due 4/10/46 (a)(j)	1,680,000	1,672,310
Wells Fargo Commercial Mortgage Trust
Series 2018-AUS, Class A
4.194%, due 8/17/36 (a)(i)	1,985,000	1,805,430
WFRBS Commercial Mortgage Trust
Series 2014-C21, Class AS
3.891%, due 8/15/47	2,175,000	2,079,723
		79,093,547

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) 15.5%
Alternative Loan Trust
Series 2005-31, Class 1A1
5.58% (1 Month LIBOR + 0.56%), due 8/25/35 (b)	$ 1,773,294	$ 1,543,559
CIM Trust
Series 2021-J2, Class AIOS
0.21%, due 4/25/51 (a)(h)(j)	48,275,830	478,124
Connecticut Avenue Securities Trust (a)(b)
Series 2020-R02, Class 2M2
7.02% (1 Month LIBOR + 2.00%), due 1/25/40	1,345,681	1,346,981
Series 2021-R01, Class 1B1
7.915% (SOFR 30A + 3.10%), due 10/25/41	4,025,000	3,904,007
Series 2022-R04, Class 1M2
7.915% (SOFR 30A + 3.10%), due 3/25/42	820,000	828,200
Series 2020-SBT1, Class 1M2
8.67% (1 Month LIBOR + 3.65%), due 2/25/40	1,870,000	1,892,795
FHLMC STACR REMIC Trust (a)(b)
Series 2021-DNA6, Class M2
6.315% (SOFR 30A + 1.50%), due 10/25/41	1,041,000	1,002,618
Series 2022-DNA1, Class M1B
6.665% (SOFR 30A + 1.85%), due 1/25/42	1,150,000	1,113,379
Series 2020-DNA6, Class M2
6.815% (SOFR 30A + 2.00%), due 12/25/50	2,773,200	2,773,192
Series 2021-HQA2, Class M2
6.865% (SOFR 30A + 2.05%), due 12/25/33	3,665,000	3,501,662
Series 2021-HQA3, Class M2
6.915% (SOFR 30A + 2.10%), due 9/25/41	2,615,000	2,439,298
Series 2021-HQA1, Class M2
7.065% (SOFR 30A + 2.25%), due 8/25/33	2,813,796	2,739,960
Series 2020-HQA1, Class B1
7.37% (1 Month LIBOR + 2.35%), due 1/25/50	1,815,000	1,738,672
Series 2021-DNA1, Class B1
7.465% (SOFR 30A + 2.65%), due 1/25/51	745,000	710,567
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR REMIC Trust (a)(b) (continued)
Series 2020-DNA2, Class B1
7.52% (1 Month LIBOR + 2.50%), due 2/25/50	$ 3,015,000	$ 2,924,732
Series 2022-DNA3, Class M1B
7.715% (SOFR 30A + 2.90%), due 4/25/42	2,765,000	2,758,088
Series 2021-HQA1, Class B1
7.815% (SOFR 30A + 3.00%), due 8/25/33	3,781,290	3,431,721
Series 2020-DNA6, Class B1
7.815% (SOFR 30A + 3.00%), due 12/25/50	3,030,000	2,952,290
Series 2021-DNA5, Class B1
7.865% (SOFR 30A + 3.05%), due 1/25/34	3,395,000	3,229,016
Series 2021-HQA2, Class B1
7.965% (SOFR 30A + 3.15%), due 12/25/33	2,855,000	2,587,495
Series 2021-HQA3, Class B1
8.165% (SOFR 30A + 3.35%), due 9/25/41	3,655,000	3,415,159
Series 2021-DNA6, Class B1
8.215% (SOFR 30A + 3.40%), due 10/25/41	2,975,000	2,902,499
Series 2022-DNA1, Class B1
8.215% (SOFR 30A + 3.40%), due 1/25/42	2,980,295	2,779,502
Series 2021-DNA3, Class B1
8.315% (SOFR 30A + 3.50%), due 10/25/33	2,860,000	2,795,620
Series 2022-DNA2, Class M2
8.565% (SOFR 30A + 3.75%), due 2/25/42	2,090,000	2,048,200
FHLMC STACR Trust (a)(b)
Series 2019-DNA3, Class B1
8.27% (1 Month LIBOR + 3.25%), due 7/25/49	2,125,000	2,181,731
Series 2018-DNA2, Class B1
8.72% (1 Month LIBOR + 3.70%), due 12/25/30	2,850,000	2,942,396
Series 2019-DNA2, Class B1
9.37% (1 Month LIBOR + 4.35%), due 3/25/49	895,000	935,161
Series 2019-DNA1, Class B1
9.67% (1 Month LIBOR + 4.65%), due 1/25/49	1,320,000	1,423,017
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Mortgage-Backed Securities (continued)
Whole Loan (Collateralized Mortgage Obligations) (continued)
FHLMC STACR Trust (a)(b) (continued)
Series 2018-HQA2, Class B2
16.02% (1 Month LIBOR + 11.00%), due 10/25/48	$ 2,220,000	$ 2,584,675
FHLMC Structured Agency Credit Risk Debt Notes (b)
Series 2018-DNA1, Class B1
8.17% (1 Month LIBOR + 3.15%), due 7/25/30	1,030,000	1,050,817
Series 2021-DNA2, Class B1
8.215% (SOFR 30A + 3.40%), due 8/25/33 (a)	1,365,000	1,335,045
FNMA (b)
Series 2021-R02, Class 2M2
6.815% (SOFR 30A + 2.00%), due 11/25/41 (a)	505,000	482,906
Series 2021-R02, Class 2B1
8.115% (SOFR 30A + 3.30%), due 11/25/41 (a)	1,450,000	1,397,438
Series 2018-C01, Class 1B1
8.57% (1 Month LIBOR + 3.55%), due 7/25/30	3,460,000	3,688,967
Series 2017-C05, Class 1B1
8.62% (1 Month LIBOR + 3.60%), due 1/25/30	1,935,000	2,041,148
Series 2018-C03, Class 1B1
8.77% (1 Month LIBOR + 3.75%), due 10/25/30	1,735,000	1,860,558
Series 2017-C07, Class 1B1
9.02% (1 Month LIBOR + 4.00%), due 5/25/30	3,190,000	3,396,722
Series 2018-C06, Class 2B1
9.12% (1 Month LIBOR + 4.10%), due 3/25/31	2,015,000	2,178,330
Series 2018-C05, Class 1B1
9.27% (1 Month LIBOR + 4.25%), due 1/25/31	2,096,000	2,286,799
Series 2018-C04, Class 2B1
9.52% (1 Month LIBOR + 4.50%), due 12/25/30	2,237,000	2,422,514
Series 2017-C03, Class 1B1
9.87% (1 Month LIBOR + 4.85%), due 10/25/29	1,712,000	1,878,478
Series 2017-C01, Class 1B1
10.77% (1 Month LIBOR + 5.75%), due 7/25/29	998,840	1,125,761
	Principal Amount	Value

Whole Loan (Collateralized Mortgage Obligations) (continued)
Galton Funding Mortgage Trust
Series 2018-2, Class A51
4.50%, due 10/25/58 (a)(j)	$ 375,984	$ 365,158
GreenPoint Mortgage Funding Trust
Series 2007-AR3, Class A1
5.46% (1 Month LIBOR + 0.44%), due 6/25/37 (b)	359,529	310,944
MASTR Alternative Loan Trust
Series 2005-6, Class 1A2
5.50%, due 12/25/35	1,230,222	882,124
Series 2005-5, Class 3A1
5.75%, due 8/25/35	1,444,458	772,398
New Residential Mortgage Loan Trust (a)
Series 2019-5A, Class B7
4.343%, due 8/25/59 (i)	2,353,556	1,421,064
Series 2019-4A, Class B6
4.647%, due 12/25/58 (j)	2,337,050	1,441,014
Series 2019-2A, Class B6
4.862%, due 12/25/57 (j)	1,074,302	700,799
Sequoia Mortgage Trust (a)
Series 2021-4, Class AIO1
0.169%, due 6/25/51 (h)(i)	35,986,677	300,733
Series 2018-7, Class B3
4.254%, due 9/25/48 (j)	1,356,659	1,168,024
STACR Trust (a)(b)
Series 2018-HRP2, Class M3
7.42% (1 Month LIBOR + 2.40%), due 2/25/47	2,068,330	2,065,618
Series 2018-HRP2, Class B1
9.22% (1 Month LIBOR + 4.20%), due 2/25/47	2,995,000	3,136,557
WaMu Mortgage Pass-Through Certificates Trust
Series 2006-AR9, Class 2A
4.513% (12 Month Monthly Treasury Average Index + 1.048%), due 8/25/46 (b)	537,384	434,294
		106,048,526
Total Mortgage-Backed Securities (Cost $240,572,677)		233,337,877

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Strategic Bond Fund

	Principal Amount	Value
Municipal Bond 0.3%
California 0.3%
Regents of the University of California Medical Center, Pooled Revenue Bonds
Series N
3.006%, due 5/15/50	$ 2,760,000	$ 2,031,482
Total Municipal Bond (Cost $2,760,000)		2,031,482
U.S. Government & Federal Agencies 9.4%
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Security) 0.2%
UMBS Pool, 30 Year
3.50%, due 7/1/52	1,355,283	1,259,643
Federal National Mortgage Association (Mortgage Pass-Through Securities) 5.0%
UMBS, 30 Year
4.00%, due 6/1/52	9,835,235	9,401,998
4.00%, due 7/1/52	3,208,095	3,067,768
5.00%, due 11/1/52	14,848,527	14,766,322
5.00%, due 3/1/53	1,757,207	1,747,249
5.00%, due 3/1/53	668,163	664,783
5.50%, due 11/1/52	984,095	992,257
5.50%, due 2/1/53	1,735,665	1,750,060
6.00%, due 3/1/53	1,680,632	1,712,036
		34,102,473
United States Treasury Bonds 0.4%
U.S. Treasury Bonds
3.875%, due 2/15/43	2,280,000	2,304,225
United States Treasury Notes 3.8%
U.S. Treasury Notes
3.50%, due 4/30/30	1,720,000	1,722,956
3.50%, due 2/15/33	22,850,000	22,985,671
3.75%, due 4/15/26	1,425,000	1,425,445
		26,134,072
Total U.S. Government & Federal Agencies (Cost $63,244,845)		63,800,413
Total Long-Term Bonds (Cost $725,947,902)		674,828,608

	Shares	Value
Common Stocks 0.0% ‡
Commercial Services & Supplies 0.0% ‡
Quad/Graphics, Inc. (k)	14	$ 49
Tobacco 0.0% ‡
Turning Point Brands, Inc.	6,802	161,819
Total Common Stocks (Cost $0)		161,868
Short-Term Investments 0.6%
Affiliated Investment Company 0.1%
MainStay U.S. Government Liquidity Fund, 3.98% (l)	654,868	654,868
Unaffiliated Investment Companies 0.5%
Goldman Sachs Financial Square Government Fund, 4.865% (l)(m)	177,000	177,000
Invesco Government & Agency Portfolio, 4.857% (l)(m)	3,195,068	3,195,068
Total Unaffiliated Investment Companies (Cost $3,372,068)		3,372,068
Total Short-Term Investments (Cost $4,026,936)		4,026,936
Total Investments (Cost $729,974,838)	99.6%	679,017,412
Other Assets, Less Liabilities	0.4	2,505,905
Net Assets	100.0%	$ 681,523,317

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(b)	Floating rate—Rate shown was the rate in effect as of April 30, 2023.
(c)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $3,303,540. The Fund received cash collateral with a value of $3,372,068. (See Note 2(J))
(d)	Fixed to floating rate—Rate shown was the rate in effect as of April 30, 2023.
(e)	Security is perpetual and, thus, does not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(f)	Illiquid security—As of April 30, 2023, the total market value deemed illiquid under procedures approved by the Board of Trustees was $705,500, which represented 0.1% of the Fund’s net assets.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
(g)	Step coupon—Rate shown was the rate in effect as of April 30, 2023.
(h)	Collateralized Mortgage Obligation Interest Only Strip—Pays a fixed or variable rate of interest based on mortgage loans or mortgage pass-through securities. The principal amount of the underlying pool represents the notional amount on which the current interest was calculated. The value of these stripped securities may be particularly sensitive to changes in prevailing interest rates and are typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities.
(i)	Collateral strip rate—A bond whose interest was based on the weighted net interest rate of the collateral. The coupon rate adjusts periodically based on a predetermined schedule. Rate shown was the rate in effect as of April 30, 2023.
(j)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.
(k)	Non-income producing security.
(l)	Current yield as of April 30, 2023.
(m)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 10,062	$ 116,679	$ (126,086)	$ —	$ —	$ 655	$ 118	$ —	655
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Long Contracts
U.S. Treasury 10 Year Ultra Bonds	627	June 2023	$ 73,570,270	$ 76,151,110	$ 2,580,840
U.S. Treasury Long Bonds	85	June 2023	10,716,838	11,190,781	473,943
Total Long Contracts					3,054,783
Short Contracts
U.S. Treasury 2 Year Notes	(277)	June 2023	(56,757,869)	(57,107,445)	(349,576)
U.S. Treasury 5 Year Notes	(556)	June 2023	(59,579,864)	(61,016,657)	(1,436,793)
U.S. Treasury 10 Year Notes	(230)	June 2023	(25,751,196)	(26,496,719)	(745,523)
U.S. Treasury Ultra Bonds	(131)	June 2023	(18,081,355)	(18,524,218)	(442,863)
Total Short Contracts					(2,974,755)
Net Unrealized Appreciation					$ 80,028

1.	As of April 30, 2023, cash in the amount of $1,098,948 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Strategic Bond Fund

Abbreviation(s):
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
FREMF—Freddie Mac Multifamily
GNMA—Government National Mortgage Association
LIBOR—London Interbank Offered Rate
REMIC—Real Estate Mortgage Investment Conduit
SOFR—Secured Overnight Financing Rate
UMBS—Uniform Mortgage Backed Securities
USISDA—U.S. dollar International Swaps and Derivatives Association
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Asset-Backed Securities	$ —	$ 105,655,855	$ —	$ 105,655,855
Corporate Bonds	—	254,902,958	—	254,902,958
Foreign Government Bonds	—	14,104,914	—	14,104,914
Loan Assignments	—	995,109	—	995,109
Mortgage-Backed Securities	—	233,337,877	—	233,337,877
Municipal Bond	—	2,031,482	—	2,031,482
U.S. Government & Federal Agencies	—	63,800,413	—	63,800,413
Total Long-Term Bonds	—	674,828,608	—	674,828,608
Common Stocks	161,868	—	—	161,868
Short-Term Investments
Affiliated Investment Company	654,868	—	—	654,868
Unaffiliated Investment Companies	3,372,068	—	—	3,372,068
Total Short-Term Investments	4,026,936	—	—	4,026,936
Total Investments in Securities	4,188,804	674,828,608	—	679,017,412
Other Financial Instruments
Futures Contracts (b)	3,054,783	—	—	3,054,783
Total Investments in Securities and Other Financial Instruments	$ 7,243,587	$ 674,828,608	$ —	$ 682,072,195
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (2,974,755)	$ —	$ —	$ (2,974,755)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $729,319,970) including securities on loan of $3,303,540	$ 678,362,544
Investment in affiliated investment companies, at value (identified cost $654,868)	654,868
Cash	44,708
Cash denominated in foreign currencies (identified cost $497)	488
Cash collateral on deposit at broker for futures contracts	1,098,948
Receivables:
Dividends and interest	4,642,670
Investment securities sold	2,638,059
Fund shares sold	1,059,790
Variation margin on futures contracts	155,170
Securities lending	2,431
Other assets	83,848
Total assets	688,743,524
Liabilities
Cash collateral received for securities on loan	3,372,068
Payables:
Investment securities purchased	2,021,568
Fund shares redeemed	899,315
Manager (See Note 3)	302,139
Transfer agent (See Note 3)	154,005
NYLIFE Distributors (See Note 3)	54,871
Shareholder communication	40,243
Professional fees	33,588
Custodian	17,792
Distributions payable	324,618
Total liabilities	7,220,207
Net assets	$ 681,523,317
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 823,005
Additional paid-in-capital	915,652,414
916,475,419
Total distributable earnings (loss)	(234,952,102)
Net assets	$ 681,523,317
Class A
Net assets applicable to outstanding shares	$181,866,872
Shares of beneficial interest outstanding	21,980,083
Net asset value per share outstanding	$ 8.27
Maximum sales charge (4.50% of offering price)	0.39
Maximum offering price per share outstanding	$ 8.66
Investor Class
Net assets applicable to outstanding shares	$ 13,973,221
Shares of beneficial interest outstanding	1,673,054
Net asset value per share outstanding	$ 8.35
Maximum sales charge (4.00% of offering price)	0.35
Maximum offering price per share outstanding	$ 8.70
Class B
Net assets applicable to outstanding shares	$ 907,439
Shares of beneficial interest outstanding	110,218
Net asset value and offering price per share outstanding	$ 8.23
Class C
Net assets applicable to outstanding shares	$ 16,171,716
Shares of beneficial interest outstanding	1,965,777
Net asset value and offering price per share outstanding	$ 8.23
Class I
Net assets applicable to outstanding shares	$465,419,771
Shares of beneficial interest outstanding	56,187,380
Net asset value and offering price per share outstanding	$ 8.28
Class R2
Net assets applicable to outstanding shares	$ 1,084,900
Shares of beneficial interest outstanding	131,068
Net asset value and offering price per share outstanding	$ 8.28
Class R3
Net assets applicable to outstanding shares	$ 554,444
Shares of beneficial interest outstanding	66,989
Net asset value and offering price per share outstanding	$ 8.28
Class R6
Net assets applicable to outstanding shares	$ 1,544,954
Shares of beneficial interest outstanding	185,895
Net asset value and offering price per share outstanding	$ 8.31

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Strategic Bond Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 17,598,698
Dividends-affiliated	117,707
Securities lending, net	32,937
Dividends-unaffiliated	850
Total income	17,750,192
Expenses
Manager (See Note 3)	2,013,792
Transfer agent (See Note 3)	494,433
Distribution/Service—Class A (See Note 3)	225,099
Distribution/Service—Investor Class (See Note 3)	17,529
Distribution/Service—Class B (See Note 3)	5,525
Distribution/Service—Class C (See Note 3)	92,283
Distribution/Service—Class R2 (See Note 3)	1,288
Distribution/Service—Class R3 (See Note 3)	1,328
Registration	66,233
Professional fees	60,052
Custodian	29,847
Shareholder communication	14,785
Trustees	8,550
Shareholder service (See Note 3)	780
Miscellaneous	12,208
Total expenses before waiver/reimbursement	3,043,732
Expense waiver/reimbursement from Manager (See Note 3)	(203,528)
Reimbursement from prior custodian(a)	(1,338)
Net expenses	2,838,866
Net investment income (loss)	14,911,326
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(14,101,097)
Futures transactions	900,095
Swap transactions	492,299
Net realized gain (loss)	(12,708,703)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	42,402,580
Futures contracts	(805,732)
Swap contracts	(564,729)
Translation of other assets and liabilities in foreign currencies	51
Net change in unrealized appreciation (depreciation)	41,032,170
Net realized and unrealized gain (loss)	28,323,467
Net increase (decrease) in net assets resulting from operations	$ 43,234,793

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 14,911,326	$ 20,275,770
Net realized gain (loss)	(12,708,703)	13,644,876
Net change in unrealized appreciation (depreciation)	41,032,170	(111,167,582)
Net increase (decrease) in net assets resulting from operations	43,234,793	(77,246,936)
Distributions to shareholders:
Class A	(3,994,160)	(4,730,207)
Investor Class	(291,370)	(353,497)
Class B	(18,613)	(31,662)
Class C	(316,166)	(480,971)
Class I	(10,987,002)	(12,885,438)
Class R2	(22,457)	(24,679)
Class R3	(10,933)	(12,448)
Class R6	(34,947)	(39,398)
Total distributions to shareholders	(15,675,648)	(18,558,300)
Capital share transactions:
Net proceeds from sales of shares	126,195,363	301,260,901
Net asset value of shares issued to shareholders in reinvestment of distributions	13,592,908	16,426,709
Cost of shares redeemed	(136,904,352)	(281,548,790)
Increase (decrease) in net assets derived from capital share transactions	2,883,919	36,138,820
Net increase (decrease) in net assets	30,443,064	(59,666,416)
Net Assets
Beginning of period	651,080,253	710,746,669
End of period	$ 681,523,317	$ 651,080,253
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.94	$ 9.10	$ 8.80	$ 8.74	$ 8.65	$ 8.90
Net investment income (loss) (a)	0.17	0.24	0.22	0.22	0.23	0.24
Net realized and unrealized gain (loss)	0.34	(1.19)	0.27	0.06	0.11	(0.22)
Total from investment operations	0.51	(0.95)	0.49	0.28	0.34	0.02
Less distributions:
From net investment income	(0.18)	(0.21)	(0.18)	(0.21)	(0.25)	(0.27)
Return of capital	—	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.18)	(0.21)	(0.19)	(0.22)	(0.25)	(0.27)
Net asset value at end of period	$ 8.27	$ 7.94	$ 9.10	$ 8.80	$ 8.74	$ 8.65
Total investment return (b)	6.47%	(10.51)%	5.61%	3.27%	3.99%	0.25%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.21%††	2.75%	2.43%	2.60%	2.66%	2.69%
Net expenses (c)	1.04%††	1.04%	1.07%(d)	1.18%(d)	1.27%(d)	1.25%(d)
Portfolio turnover rate	34%	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 181,867	$ 178,508	$ 192,190	$ 175,682	$ 197,686	$ 220,618

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.04%	0.03%
October 31, 2020	1.07%	0.11%
October 31, 2019	1.07%	0.20%
October 31, 2018	1.03%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.01	$ 9.18	$ 8.88	$ 8.81	$ 8.72	$ 8.97
Net investment income (loss) (a)	0.16	0.22	0.21	0.22	0.23	0.24
Net realized and unrealized gain (loss)	0.35	(1.19)	0.27	0.06	0.11	(0.22)
Total from investment operations	0.51	(0.97)	0.48	0.28	0.34	0.02
Less distributions:
From net investment income	(0.17)	(0.20)	(0.17)	(0.20)	(0.25)	(0.27)
Return of capital	—	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.17)	(0.20)	(0.18)	(0.21)	(0.25)	(0.27)
Net asset value at end of period	$ 8.35	$ 8.01	$ 9.18	$ 8.88	$ 8.81	$ 8.72
Total investment return (b)	6.42%	(10.65)%	5.41%	3.29%	3.93%	0.23%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.00%††	2.59%	2.30%	2.54%	2.63%	2.68%
Net expenses (c)	1.25%††	1.18%	1.20%(d)	1.24%(d)	1.29%(d)	1.27%(d)
Expenses (before waiver/reimbursement)	1.27%††	1.18%	1.20%	1.24%	1.29%	1.27%
Portfolio turnover rate	34%	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000's)	$ 13,973	$ 13,795	$ 16,874	$ 18,139	$ 19,748	$ 20,451

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.17%	0.03%
October 31, 2020	1.13%	0.11%
October 31, 2019	1.09%	0.20%
October 31, 2018	1.05%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.90	$ 9.06	$ 8.76	$ 8.70	$ 8.61	$ 8.86
Net investment income (loss) (a)	0.13	0.15	0.14	0.15	0.16	0.17
Net realized and unrealized gain (loss)	0.34	(1.17)	0.27	0.06	0.11	(0.22)
Total from investment operations	0.47	(1.02)	0.41	0.21	0.27	(0.05)
Less distributions:
From net investment income	(0.14)	(0.14)	(0.10)	(0.15)	(0.18)	(0.20)
Return of capital	—	—	(0.01)	(0.00)‡	—	(0.00)‡
Total distributions	(0.14)	(0.14)	(0.11)	(0.15)	(0.18)	(0.20)
Net asset value at end of period	$ 8.23	$ 7.90	$ 9.06	$ 8.76	$ 8.70	$ 8.61
Total investment return (b)	5.99%	(11.27)%	4.57%	2.44%	3.20%	(0.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%††	1.74%	1.55%	1.77%	1.90%	1.92%
Net expenses (c)	2.00%††	1.93%	1.95%(d)	2.00%(d)	2.04%(d)	2.02%(d)
Expenses (before waiver/reimbursement)	2.02%††	1.93%	1.95%	2.00%	2.04%	2.02%
Portfolio turnover rate	34%	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 907	$ 1,327	$ 3,191	$ 4,872	$ 7,970	$ 11,015

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.89	$ 9.05	$ 8.75	$ 8.69	$ 8.60	$ 8.85
Net investment income (loss) (a)	0.13	0.15	0.14	0.15	0.16	0.17
Net realized and unrealized gain (loss)	0.35	(1.17)	0.27	0.06	0.11	(0.22)
Total from investment operations	0.48	(1.02)	0.41	0.21	0.27	(0.05)
Less distributions:
From net investment income	(0.14)	(0.14)	(0.10)	(0.15)	(0.18)	(0.20)
Return of capital	—	—	(0.01)	(0.00)‡	—	(0.00)‡
Total distributions	(0.14)	(0.14)	(0.11)	(0.15)	(0.18)	(0.20)
Net asset value at end of period	$ 8.23	$ 7.89	$ 9.05	$ 8.75	$ 8.69	$ 8.60
Total investment return (b)	6.13%	(11.38)%	4.69%	2.45%	3.21%	(0.52)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.23%††	1.75%	1.55%	1.78%	1.90%	1.92%
Net expenses (c)	2.00%††	1.93%	1.95%(d)	2.00%(d)	2.04%(d)	2.02%(d)
Expenses (before waiver/reimbursement)	2.02%††	1.93%	1.95%	2.00%	2.04%	2.02%
Portfolio turnover rate	34%	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 16,172	$ 20,804	$ 46,537	$ 65,158	$ 91,598	$ 128,279

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.92%	0.03%
October 31, 2020	1.89%	0.11%
October 31, 2019	1.84%	0.20%
October 31, 2018	1.80%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.95	$ 9.11	$ 8.81	$ 8.75	$ 8.66	$ 8.91
Net investment income (loss) (a)	0.19	0.27	0.25	0.24	0.25	0.26
Net realized and unrealized gain (loss)	0.33	(1.19)	0.27	0.06	0.11	(0.22)
Total from investment operations	0.52	(0.92)	0.52	0.30	0.36	0.04
Less distributions:
From net investment income	(0.19)	(0.24)	(0.21)	(0.23)	(0.27)	(0.29)
Return of capital	—	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.19)	(0.24)	(0.22)	(0.24)	(0.27)	(0.29)
Net asset value at end of period	$ 8.28	$ 7.95	$ 9.11	$ 8.81	$ 8.75	$ 8.66
Total investment return (b)	6.64%	(10.19)%	5.88%	3.53%	4.24%	0.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.55%††	3.09%	2.70%	2.83%	2.91%	2.94%
Net expenses (c)	0.70%††	0.70%	0.79%(d)	0.94%(d)	1.02%(d)	1.00%(d)
Expenses (before waiver/reimbursement) (c)	0.79%††	0.79%	0.82%	0.94%	1.02%	1.00%
Portfolio turnover rate	34%	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 465,420	$ 433,814	$ 448,881	$ 404,964	$ 604,981	$ 717,129

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.76%	0.03%
October 31, 2020	0.83%	0.11%
October 31, 2019	0.82%	0.20%
October 31, 2018	0.78%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.94	$ 9.11	$ 8.81	$ 8.74	$ 8.65	$ 8.90
Net investment income (loss) (a)	0.17	0.23	0.21	0.21	0.22	0.23
Net realized and unrealized gain (loss)	0.35	(1.19)	0.27	0.07	0.11	(0.22)
Total from investment operations	0.52	(0.96)	0.48	0.28	0.33	0.01
Less distributions:
From net investment income	(0.18)	(0.21)	(0.17)	(0.20)	(0.24)	(0.26)
Return of capital	—	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.18)	(0.21)	(0.18)	(0.21)	(0.24)	(0.26)
Net asset value at end of period	$ 8.28	$ 7.94	$ 9.11	$ 8.81	$ 8.74	$ 8.65
Total investment return (b)	6.55%	(10.69)%	5.49%	3.27%	3.89%	0.16%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.12%††	2.64%	2.33%	2.49%	2.54%	2.67%
Net expenses (c)	1.14%††	1.14%	1.17%(d)	1.29%(d)	1.37%(d)	1.34%(d)
Portfolio turnover rate	34%	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 1,085	$ 983	$ 1,047	$ 934	$ 7,232	$ 6,657

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.14%	0.03%
October 31, 2020	1.18%	0.11%
October 31, 2019	1.17%	0.20%
October 31, 2018	1.14%	0.20%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Strategic Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.94	$ 9.10	$ 8.80	$ 8.74	$ 8.65	$ 8.90
Net investment income (loss) (a)	0.16	0.20	0.19	0.20	0.20	0.21
Net realized and unrealized gain (loss)	0.35	(1.18)	0.27	0.05	0.11	(0.22)
Total from investment operations	0.51	(0.98)	0.46	0.25	0.31	(0.01)
Less distributions:
From net investment income	(0.17)	(0.18)	(0.15)	(0.18)	(0.22)	(0.24)
Return of capital	—	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.17)	(0.18)	(0.16)	(0.19)	(0.22)	(0.24)
Net asset value at end of period	$ 8.28	$ 7.94	$ 9.10	$ 8.80	$ 8.74	$ 8.65
Total investment return (b)	6.42%	(10.83)%	5.21%	2.90%	3.63%	(0.09)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.87%††	2.38%	2.05%	2.27%	2.29%	2.36%
Net expenses (c)	1.39%††	1.39%	1.42%(d)	1.52%(d)	1.62%(d)	1.60%(d)
Portfolio turnover rate	34%	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 554	$ 501	$ 619	$ 276	$ 218	$ 190

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	1.39%	0.03%
October 31, 2020	1.41%	0.11%
October 31, 2019	1.42%	0.20%
October 31, 2018	1.38%	0.22%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,				February 28, 2018^ through October 31, 2018
Class R6		2022	2021	2020	2019
Net asset value at beginning of period	$ 7.97	$ 9.14	$ 8.84	$ 8.75	$ 8.66	$ 8.83
Net investment income (loss) (a)	0.19	0.27	0.26	0.25	0.27	0.19
Net realized and unrealized gain (loss)	0.35	(1.19)	0.26	0.09	0.11	(0.14)
Total from investment operations	0.54	(0.92)	0.52	0.34	0.38	0.05
Less distributions:
From net investment income	(0.20)	(0.25)	(0.21)	(0.24)	(0.29)	(0.22)
Return of capital	—	—	(0.01)	(0.01)	—	(0.00)‡
Total distributions	(0.20)	(0.25)	(0.22)	(0.25)	(0.29)	(0.22)
Net asset value at end of period	$ 8.31	$ 7.97	$ 9.14	$ 8.84	$ 8.75	$ 8.66
Total investment return (b)	6.77%	(10.23)%	5.97%	4.04%	4.43%	0.54%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.60%††	3.14%	2.83%	2.88%	3.13%	3.18%††
Net expenses (c)	0.66%††	0.66%	0.69%(d)	0.82%(d)	0.84%(d)	0.85%††(d)
Portfolio turnover rate	34%	86%	53%	56%(e)	50%(e)	22%
Net assets at end of period (in 000’s)	$ 1,545	$ 1,349	$ 1,407	$ 465	$ 22,632	$ 52,504

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The expense ratios presented below show the impact of short sales expense:

Six-month Period Ended	Net Expenses (excluding short sale expenses)	Short Sales Expenses
October 31, 2021	0.67%	0.02%
October 31, 2020	0.66%	0.16%
October 31, 2019	0.64%	0.20%
October 31, 2018	0.62%	0.23%

(e)	The portfolio turnover rate not including mortgage dollar rolls was 53% and 44% for the years ended October 31, 2020 and 2019, respectively.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Strategic Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Strategic Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	February 28, 1997
Investor Class	February 28, 2008
Class B	February 28, 1997
Class C	September 1, 1998
Class I	January 2, 2004
Class R2	February 28, 2014
Class R3	February 29, 2016
Class R6	February 28, 2018
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R2, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class and Class R2 shares. Class I and Class R6 shares are not subject to a distribution and/or service fee. Class R2 and Class R3 shares are subject to a shareholder service fee. This is in addition to any fees paid under a distribution plan, where applicable.
The Fund's investment objective is to seek total return by investing primarily in domestic and foreign debt securities.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which

39

Notes to Financial Statements (Unaudited) (continued)
market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted

40	MainStay MacKay Strategic Bond Fund

from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Loan assignments, participations and commitments are valued at the average of bid quotations obtained from the engaged independent pricing service and are generally categorized as Level 2 in the hierarchy. Certain loan assignments, participations and commitments may be valued by utilizing significant unobservable inputs obtained from the pricing service and are generally categorized as Level 3 in the hierarchy. No securities held by the Fund as of April 30, 2023 were fair valued utilizing significant unobservable inputs obtained from the pricing service.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
A portfolio investment may be classified as an illiquid investment under the Fund's written liquidity risk management program and related procedures (“Liquidity Program”). Illiquidity of an investment might prevent the sale of such investment at a time when the Manager or the Subadvisor might wish to sell, and these investments could have the effect of decreasing the overall level of the Fund's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid investments, requiring the Fund to rely on judgments that may be somewhat subjective in measuring value, which could vary materially from the amount that the Fund could realize upon disposition. Difficulty in selling illiquid investments may result in a loss or may be costly to the Fund. An illiquid investment is any investment that the Manager or Subadvisor reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The liquidity classification of each investment will be made using information obtained after reasonable inquiry and taking into account, among other things, relevant market, trading and investment-specific considerations in accordance with the Liquidity Program. Illiquid investments are often fair valued in accordance with the Fund's procedures described above. The liquidity of the Fund's investments was determined as of April 30, 2023, and can change at any time. Illiquid investments as of April 30, 2023, are shown in the Portfolio of Investments.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection
41

Notes to Financial Statements (Unaudited) (continued)
with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income, if any, at least monthly and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that

42	MainStay MacKay Strategic Bond Fund

guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Loan Assignments, Participations and Commitments.  The Fund may invest in loan assignments and participations ("loans"). Commitments are agreements to make money available to a borrower in a specified amount, at a specified rate and within a specified time. The Fund records an investment when the borrower withdraws money on a commitment or when a funded loan is purchased (trade date) and records interest as earned. These loans pay interest at rates that are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank, the London Interbank Offered Rate ("LIBOR") or an alternative reference rate.
The loans in which the Fund may invest are generally readily marketable, but may be subject to some restrictions on resale. For example, the Fund may be contractually obligated to receive approval from the agent bank and/or borrower prior to the sale of these investments. If the Fund purchases an assignment from a lender, the Fund will generally have direct contractual rights against the borrower in favor of the lender. If the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the borrower. In the event that the borrower, selling participant or intermediate participants become insolvent or enter into bankruptcy, the Fund may incur certain costs and delays in realizing payment, or may suffer a loss of principal and/or interest.
Unfunded commitments represent the remaining obligation of the Fund to the borrower. At any point in time, up to the maturity date of the issue, the borrower may demand the unfunded portion. Unfunded amounts, if any, are marked to market and any unrealized gains or losses are recorded in the Statement of Assets and Liabilities. As of April 30, 2023, the Fund did not hold any unfunded commitments.
(I) Swap Contracts. The Fund may enter into credit default, interest rate, equity, index and currency exchange rate swap contracts (“swaps”). In a typical swap transaction, two parties agree to exchange the future returns (or differentials in rates of future returns) earned or realized at periodic intervals on a particular investment or instrument based on a notional principal amount. Generally, the Fund will enter into a swap on a net basis, which means that the two payment streams under the swap are netted, with the Fund receiving or paying (as the case may be) only the net amount of the two payment streams. Therefore, the Fund's current obligation under a swap generally will be equal to the net amount to be paid or received under the swap, based on the relative value of notional positions attributable to each counterparty to the swap. The payments may be adjusted for transaction costs, interest payments, the amount of interest paid on the investment or instrument or other factors. Collateral, in the form of cash or securities, may be required to be held in segregated accounts with the custodian bank or broker in accordance with the terms of the swap. Swap agreements are privately negotiated in the over the counter (“OTC”) market and may be executed in a multilateral or other trade facilities platform, such as a registered commodities exchange (“centrally cleared swaps”).
Certain standardized swaps, including certain credit default and interest rate swaps, are subject to mandatory clearing and exchange-trading, and more types of standardized swaps are expected to be subject to mandatory clearing and exchange-trading in the future. The counterparty risk for exchange-traded and cleared derivatives is expected to be generally lower than for uncleared derivatives, but cleared contracts are not risk-free. In a cleared derivative transaction, the Fund typically enters into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. As of April 30, 2023, the Fund did not hold any swaps positions.
Swaps are marked to market daily based upon quotations from pricing agents, brokers, or market makers and the change in value, if any, is recorded as unrealized appreciation or depreciation. Any payments made or received upon entering into a swap would be amortized or accreted over the life of the swap and recorded as a realized gain or loss. Early termination of a swap is recorded as a realized gain or loss. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for the change in value as appropriate on the Statement of Assets and Liabilities.
The Fund bears the risk of loss of the amount expected to be received under a swap in the event of the default or bankruptcy of the swap counterparty. The Fund may be able to eliminate its exposure under a swap either by assignment or other disposition, or by entering into an offsetting swap with the same party or a similar credit-worthy party. Swaps are not actively traded on financial markets. Entering into swaps involves elements of credit, market, leverage, liquidity, operational, counterparty and legal/documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibilities that there will be no liquid market for these swaps, that the counterparty to the swaps may default on its obligation to perform or disagree as to the meaning of the contractual terms in the swaps and that there may be unfavorable changes in interest rates, the price of the index or the security underlying these transactions, among other risks.
43

Notes to Financial Statements (Unaudited) (continued)
(J) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(K) Dollar Rolls. The Fund may enter into dollar roll transactions in which it sells mortgage-backed securities ("MBS") from its portfolio to a counterparty from whom it simultaneously agrees to buy a similar security on a delayed delivery basis. The Fund generally transfers MBS where the MBS are "to be announced," therefore, the Fund accounts for these transactions as purchases and sales.
When accounted for as purchase and sales, the securities sold in connection with the dollar rolls are removed from the portfolio and a realized gain or loss is recognized. The securities the Fund has agreed to acquire are included at market value in the Portfolio of Investments and liabilities for such purchase commitments are included as payables for investments purchased. During the roll period, the Fund foregoes principal and interest paid on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future as well as by the earnings on the cash proceeds of the initial sale. Dollar rolls may be renewed without physical delivery of the securities subject to the contract. Dollar roll transactions involve certain risks, including the risk that the securities returned to the Fund at the end of the roll period, while substantially similar, could be inferior to what was initially sold to the counterparty.
(L) Debt and Foreign Securities Risk.  The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The Fund primarily invests in high yield debt securities (commonly referred to as “junk bonds”), which are considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These securities pay investors a premium—a higher interest rate or yield than investment grade debt securities—because of the increased risk of loss. These securities can also be subject to greater price volatility. In times of unusual or adverse market, economic or political conditions, these securities may experience higher than normal default rates.
Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S. government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund may invest in loans which are usually rated below investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher rated debt securities. These investments pay investors a higher interest rate than investment grade debt securities because of the increased risk of loss. Although certain loans are collateralized, there is no guarantee that the value of the collateral will be sufficient to repay the loan. In a recession or serious credit event, the value of these investments could decline significantly. As a result of these and other events, the Fund’s NAVs could go down and you could lose money.
In addition, loans generally are subject to the extended settlement periods that may be longer than seven days. As a result, the Fund may be adversely affected by selling other investments at an unfavorable time and/or under unfavorable conditions or engaging in borrowing transactions, such as borrowing against its credit facility, to raise cash to meet redemption obligations or pursue other investment opportunities.
In certain circumstances, loans may not be deemed to be securities. As a result, the Fund may not have the protection of anti-fraud provisions of the federal securities laws. In such cases, the Fund generally must rely on the contractual provisions in the loan agreement and common-law fraud protections under applicable state law.
The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. The

44	MainStay MacKay Strategic Bond Fund

Fund may invest in foreign securities, which carry certain risks that are in addition to the usual risks inherent in domestic securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of investments in foreign securities. These risks include those resulting from currency fluctuations, future adverse political or economic developments and possible imposition of currency exchange blockages or other foreign governmental laws or restrictions. Economic sanctions and other similar governmental actions or developments could, among other things, effectively restrict or eliminate the Fund’s ability to purchase or sell certain foreign securities or groups of foreign securities, and thus may make the Fund’s investments in such securities less liquid or more difficult to value. These risks are likely to be greater in emerging markets than in developed markets. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
(M) Counterparty Credit Risk.  In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs certain OTC derivatives and typically contains collateral posting terms and netting provisions. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/ or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels or if the Fund fails to meet the terms of its ISDA Master Agreements. The result would cause the Fund to accelerate payment of any net liability owed to the counterparty.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.
(N) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(O) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum
45

Notes to Financial Statements (Unaudited) (continued)
exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(P) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio while minimizing the exposure to wider bid/ask spreads in traditional bonds. The Fund entered into interest rate and credit default swap contracts in order to obtain a desired return at a lower cost to the Fund, rather than directly investing in an instrument yielding that desired return or to hedge against credit and interest rate risk. The Fund also entered into foreign currency forward contracts to gain exposure to a particular currency or to hedge against the risk of loss due to changing currency exchange rates. These derivatives are not accounted for as hedging instruments.

Fair value of derivative instruments as of April 30, 2023:
Asset Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized appreciation on futures contracts (a)	$3,054,783	$3,054,783
Total Fair Value	$3,054,783	$3,054,783

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(2,974,755)	$(2,974,755)
Total Fair Value	$(2,974,755)	$(2,974,755)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$ 900,095	$ 900,095
Swap Contracts	492,299	492,299
Total Net Realized Gain (Loss)	$1,392,394	$1,392,394

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$ (805,732)	$ (805,732)
Swap Contracts	(564,729)	(564,729)
Total Net Change in Unrealized Appreciation (Depreciation)	$(1,370,461)	$(1,370,461)

46	MainStay MacKay Strategic Bond Fund

Average Notional Amount	Total
Futures Contracts Long	$ 81,200,487
Futures Contracts Short	$(165,165,314)
Swap Contracts Long (a)	$ 81,000,000

(a)	Positions were open for four months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Effective February 28, 2023, pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion.
Prior to February 28, 2023, the Fund paid the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.60% up to $500 million; 0.55% from $500 million to $1 billion; 0.50% from $1 billion to $5 billion; and 0.475% in excess of $5 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six-month period ended April 30, 2023, the effective management fee rate was 0.60%, inclusive of a fee for fund accounting services of 0.01% of the Fund’s average daily net assets.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest expenses (including interest on securities sold short), litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets, and, for Class R6, do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $2,013,792 and waived and/or reimbursed in the amount of $203,528 and paid the Subadvisor in the amount of $889,726.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
47

Notes to Financial Statements (Unaudited) (continued)
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R2	$515
Class R3	265
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $6,629 and $438, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $8,488, $15 and $335, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the
Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$121,685	$ —
Investor Class	25,627	(1,087)
Class B	2,015	(81)
Class C	33,686	(1,387)
Class I	310,336	—
Class R2	696	—
Class R3	359	—
Class R6	29	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class I	$976,752	0.2%
Class R3	30,336	5.5
Class R6	27,627	1.8
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$730,782,425	$4,634,251	$(56,399,264)	$(51,765,013)
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $169,373,198, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected

48	MainStay MacKay Strategic Bond Fund

to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$23,746	$145,627
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$18,558,300
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of U.S. government securities were $105,075 and $109,992, respectively. Purchases and sales of securities, other than U.S. government securities and short-term securities, were $136,289 and $116,682, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,681,416	$ 13,784,855
Shares issued to shareholders in reinvestment of distributions	446,849	3,677,457
Shares redeemed	(2,693,545)	(22,074,453)
Net increase (decrease) in shares outstanding before conversion	(565,280)	(4,612,141)
Shares converted into Class A (See Note 1)	70,385	577,411
Shares converted from Class A (See Note 1)	(11,278)	(92,892)
Net increase (decrease)	(506,173)	$ (4,127,622)
Year ended October 31, 2022:
Shares sold	5,239,194	$ 44,969,613
Shares issued to shareholders in reinvestment of distributions	516,644	4,347,022
Shares redeemed	(4,555,605)	(38,840,159)
Net increase (decrease) in shares outstanding before conversion	1,200,233	10,476,476
Shares converted into Class A (See Note 1)	194,631	1,666,342
Shares converted from Class A (See Note 1)	(22,766)	(195,017)
Net increase (decrease)	1,372,098	$ 11,947,801

49

Notes to Financial Statements (Unaudited) (continued)
Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	18,238	$ 151,184
Shares issued to shareholders in reinvestment of distributions	34,528	286,721
Shares redeemed	(111,472)	(926,701)
Net increase (decrease) in shares outstanding before conversion	(58,706)	(488,796)
Shares converted into Investor Class (See Note 1)	40,275	334,025
Shares converted from Investor Class (See Note 1)	(30,547)	(252,581)
Net increase (decrease)	(48,978)	$ (407,352)
Year ended October 31, 2022:
Shares sold	72,504	$ 632,849
Shares issued to shareholders in reinvestment of distributions	40,927	347,822
Shares redeemed	(217,500)	(1,884,049)
Net increase (decrease) in shares outstanding before conversion	(104,069)	(903,378)
Shares converted into Investor Class (See Note 1)	88,587	767,005
Shares converted from Investor Class (See Note 1)	(100,049)	(872,203)
Net increase (decrease)	(115,531)	$ (1,008,576)

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	170	$ 1,394
Shares issued to shareholders in reinvestment of distributions	1,882	15,405
Shares redeemed	(31,061)	(253,534)
Net increase (decrease) in shares outstanding before conversion	(29,009)	(236,735)
Shares converted from Class B (See Note 1)	(28,732)	(234,510)
Net increase (decrease)	(57,741)	$ (471,245)
Year ended October 31, 2022:
Shares sold	11,822	$ 106,766
Shares issued to shareholders in reinvestment of distributions	3,034	25,484
Shares redeemed	(145,596)	(1,238,760)
Net increase (decrease) in shares outstanding before conversion	(130,740)	(1,106,510)
Shares converted from Class B (See Note 1)	(53,740)	(458,368)
Net increase (decrease)	(184,480)	$ (1,564,878)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	147,554	$ 1,202,300
Shares issued to shareholders in reinvestment of distributions	36,965	302,190
Shares redeemed	(799,734)	(6,522,554)
Net increase (decrease) in shares outstanding before conversion	(615,215)	(5,018,064)
Shares converted from Class C (See Note 1)	(54,787)	(447,883)
Net increase (decrease)	(670,002)	$ (5,465,947)
Year ended October 31, 2022:
Shares sold	192,791	$ 1,643,823
Shares issued to shareholders in reinvestment of distributions	55,328	463,896
Shares redeemed	(2,628,674)	(22,246,426)
Net increase (decrease) in shares outstanding before conversion	(2,380,555)	(20,138,707)
Shares converted from Class C (See Note 1)	(126,672)	(1,073,171)
Net increase (decrease)	(2,507,227)	$ (21,211,878)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	13,488,905	$ 110,693,961
Shares issued to shareholders in reinvestment of distributions	1,122,582	9,247,474
Shares redeemed	(13,027,108)	(106,933,688)
Net increase (decrease) in shares outstanding before conversion	1,584,379	13,007,747
Shares converted into Class I (See Note 1)	16,845	139,475
Shares converted from Class I (See Note 1)	(2,768)	(23,045)
Net increase (decrease)	1,598,456	$ 13,124,177
Year ended October 31, 2022:
Shares sold	29,577,873	$ 253,024,297
Shares issued to shareholders in reinvestment of distributions	1,323,433	11,171,084
Shares redeemed	(25,595,708)	(216,538,337)
Net increase (decrease) in shares outstanding before conversion	5,305,598	47,657,044
Shares converted into Class I (See Note 1)	23,007	197,262
Shares converted from Class I (See Note 1)	(4,001)	(31,850)
Net increase (decrease)	5,324,604	$ 47,822,456

50	MainStay MacKay Strategic Bond Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	7,629	$ 62,998
Shares issued to shareholders in reinvestment of distributions	2,728	22,457
Shares redeemed	(3,041)	(24,828)
Net increase (decrease)	7,316	$ 60,627
Year ended October 31, 2022:
Shares sold	13,401	$ 116,403
Shares issued to shareholders in reinvestment of distributions	2,933	24,679
Shares redeemed	(7,531)	(65,679)
Net increase (decrease)	8,803	$ 75,403

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	3,635	$ 29,782
Shares issued to shareholders in reinvestment of distributions	767	6,318
Shares redeemed	(462)	(3,738)
Net increase (decrease)	3,940	$ 32,362
Year ended October 31, 2022:
Shares sold	7,736	$ 66,560
Shares issued to shareholders in reinvestment of distributions	874	7,363
Shares redeemed	(13,572)	(114,643)
Net increase (decrease)	(4,962)	$ (40,720)

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	32,460	$ 268,889
Shares issued to shareholders in reinvestment of distributions	4,221	34,886
Shares redeemed	(19,935)	(164,856)
Net increase (decrease)	16,746	$ 138,919
Year ended October 31, 2022:
Shares sold	82,311	$ 700,590
Shares issued to shareholders in reinvestment of distributions	4,657	39,359
Shares redeemed	(71,763)	(620,737)
Net increase (decrease)	15,205	$ 119,212
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
51

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Strategic Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

52	MainStay MacKay Strategic Bond Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
53

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the

54	MainStay MacKay Strategic Bond Fund

Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds. The Board noted that New York Life Investments proposed lowering the management fee by eliminating the fund accounting fee from the contractual management fee schedule for the Fund, effective February 28, 2023.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
55

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
56	MainStay MacKay Strategic Bond Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
57

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
58	MainStay MacKay Strategic Bond Fund

MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022154MS043-23	MSSB10-06/23
(NYLIM) NL052

MainStay MacKay Tax Free Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	Maximum 3.00% Initial Sales Charge	With sales charges	1/3/1995	4.90%	-2.49%	0.93%	1.95%	0.75%
		Excluding sales charges		8.14	2.10	1.86	2.42	0.75
Investor Class Shares[4,5]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	5.38	-2.03	0.91	1.92	0.77
		Excluding sales charges		8.08	2.06	1.85	2.39	0.77
Class B Shares[6]	Maximum 5.00% CDSC	With sales charges	5/1/1986	2.99	-3.13	1.23	2.15	1.02
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		7.99	1.81	1.59	2.15	1.02
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	6.99	0.82	1.59	2.15	1.02
	if Redeemed Within One Year of Purchase	Excluding sales charges		7.99	1.81	1.59	2.15	1.02
Class C2 Shares	Maximum 1.00% CDSC	With sales charges	8/31/2020	6.91	0.67	N/A	-1.88	1.17
	if Redeemed Within One Year of Purchase	Excluding sales charges		7.91	1.66	N/A	-1.88	1.17
Class I Shares	No Sales Charge		12/21/2009	8.28	2.36	2.11	2.67	0.50
Class R6 Shares	No Sales Charge		11/1/2019	8.29	2.41	N/A	0.34	0.44

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
4.	Prior to June 30, 2020, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
6.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg Municipal Bond Index[2]	7.65%	2.87%	2.06%	2.25%
Morningstar Muni National Long Category Average[3]	8.56	1.30	1.59	2.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Bloomberg Municipal Bond Index is the Fund's primary broad-based securities market index for comparison purposes. The Bloomberg Municipal Bond Index is considered representative of the broad market for investment-grade, tax-exempt bonds with a maturity of at least one year. Bonds subject to the alternative minimum tax or with floating or zero coupons are excluded.
3.	The Morningstar Muni National Long Category Average is representative of funds that invest in bonds issued by various state and local governments to fund public projects. The income from these bonds is generally free from federal taxes. These funds have durations of more than 7 years. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay Tax Free Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay Tax Free Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,081.40	$3.82	$1,021.13	$3.71	0.74%
Investor Class Shares	$1,000.00	$1,080.80	$4.02	$1,020.93	$3.91	0.78%
Class B Shares	$1,000.00	$1,079.90	$5.31	$1,019.69	$5.16	1.03%
Class C Shares	$1,000.00	$1,079.90	$5.31	$1,019.69	$5.16	1.03%
Class C2 Shares	$1,000.00	$1,079.10	$6.08	$1,018.94	$5.91	1.18%
Class I Shares	$1,000.00	$1,082.80	$2.53	$1,022.37	$2.46	0.49%
Class R6 Shares	$1,000.00	$1,082.90	$2.27	$1,022.61	$2.21	0.44%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
New York	16.8%
California	16.7
Texas	9.1
Illinois	8.1
Florida	6.6
Georgia	4.1
New Jersey	3.8
Massachusetts	2.9
Utah	2.6
Pennsylvania	2.5
District of Columbia	2.3
Colorado	2.2
Washington	2.1
Alabama	1.7
Ohio	1.6
Michigan	1.6
Nevada	1.5
South Carolina	1.5
Nebraska	1.4
Connecticut	1.1
Maryland	1.1
U.S. Virgin Islands	1.0
Kentucky	0.9
Indiana	0.8
Tennessee	0.7
Virginia	0.6
Arizona	0.5
Montana	0.5
Hawaii	0.5%
Wisconsin	0.5
Minnesota	0.4
Puerto Rico	0.3
Missouri	0.3
Oregon	0.3
Arkansas	0.3
Guam	0.2
New Mexico	0.2
Iowa	0.2
Oklahoma	0.2
New Hampshire	0.2
Vermont	0.2
Alaska	0.1
Kansas	0.1
Idaho	0.1
Louisiana	0.1
South Dakota	0.1
North Carolina	0.1
Wyoming	0.1
Mississippi	0.0‡
Rhode Island	0.0‡
Delaware	0.0‡
Maine	0.0‡
Short–Term Investment	0.2
Other Assets, Less Liabilities	–1.0
100.0%
‡	Less than one–tenth of a percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	State of California, 3.00%-5.25%, due 11/1/28–9/1/52
2.	New York State Dormitory Authority, 3.00%-5.75%, due 7/1/27–3/15/46
3.	Triborough Bridge & Tunnel Authority, 3.00%-5.50%, due 1/1/32–5/15/52
4.	New York City Transitional Finance Authority, 3.75%-5.50%, due 5/1/32–2/1/46
5.	Port Authority of New York & New Jersey, 4.00%-5.50%, due 9/1/27–8/1/52
6.	Metropolitan Transportation Authority, 3.773%-5.25%, due 11/15/26–11/15/49
7.	Commonwealth of Massachusetts, 3.00%-5.00%, due 7/1/30–10/1/52
8.	New Jersey Transportation Trust Fund Authority, (zero coupon)-5.754%, due 12/15/26–6/15/46
9.	State of Illinois, 4.00%-6.875%, due 11/1/23–3/1/47
10.	New York City Municipal Water Finance Authority, 3.00%-5.25%, due 6/15/28–6/15/52

8	MainStay MacKay Tax Free Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
 How did MainStay MacKay Tax Free Bond Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay Tax Free Bond Fund returned 8.28%, outperforming the 7.65% return of the Fund’s benchmark, the Bloomberg Municipal Bond Index (the "Index"). Over the same period, Class I shares underperformed the 8.56% return of the Morningstar Muni National Long Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Index partly due to the Fund’s overweight exposure to longer maturing bonds. Late in the reporting period, U.S. Treasury interest rates pivoted lower as the U.S. Federal Reserve hinted toward an end to its historic hiking cycle. In addition, an overweight exposure to 4+% coupons aided performance on a relative basis. From a credit-quality standpoint, overweight exposure to AA-rated2 bonds enhanced returns on a relative basis. From a geographic perspective, overweight exposure to bonds from the states of New York, Florida and Illinois aided relative returns. Conversely, underweight exposure to the housing and education sectors, as well as underweight exposure to A/BBB-rated3 credits detracted from relative returns.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The Fund will employ U.S. Treasury futures hedges at times, typically as a paired strategy with longer maturity bonds, to dampen duration4 and interest-rate sensitivity. During the reporting period, the Fund’s performance was not materially impacted.
What was the Fund’s duration strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to adopt a duration-neutral posture in the Fund relative to the Index. As of April 30, 2023, the modified duration to worst5 for the Fund was 5.70 years relative to 5.83 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund held overweight exposure to the special tax and electric sectors, which made positive contributions to returns relative to the Index. (Contributions take weightings and total returns into account.) Conversely, the Fund held underweight exposure to the housing and education sectors, which detracted from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
As the Fund remains focused on diversification and liquidity, no individual purchase or sale was considered significant, although sector overweights or security structure, in their entirety, did have an impact.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There was an increase to the Fund’s state general obligation and electric weightings. In the coming year we expect greater demand for traditional municipal bonds—including bonds backed by the taxing power of general obligation issuers or secured by the revenues of essential service providers. In addition, the Fund increased higher-quality credit exposure to

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	An obligation rated ‘A’ by S&P is deemed by S&P to be somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. In the opinion of S&P, however, the obligor's capacity to meet its financial commitment on the obligation is still strong. An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
9

AAA-rated6 bonds. The Fund also increased its exposure to high-quality municipal credits since they are in relatively strong financial condition and are available at much higher yields. Conversely, the Fund decreased exposure to the hospital and special tax sectors. Across states, there was a decrease to Florida and New York bonds.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund maintained overweight exposure to the long end of the curve, where municipal yields are more attractive. In addition, the Fund held overweight exposure to the special tax, electric and transportation sectors. Across states, the Fund held overweight exposure to Illinois and Florida holdings. Furthermore, from a credit perspective, the Fund held overweight exposure to AA-rated bonds. As of the same date, the Fund held underweight exposure to the hospital, state general obligation and prerefunded sectors. In addition, the Fund held underweight exposure to A-rated credits, as well as holdings from the state of Pennsylvania.
6.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay Tax Free Bond Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Municipal Bonds 100.8%
Long-Term Municipal Bonds 93.5%
Alabama 1.2%
Black Belt Energy Gas District, Gas Project No.6, Revenue Bonds
Series B
4.00%, due 10/1/52 (a)	$ 15,060,000	$ 15,021,332
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-1
4.00%, due 10/1/52 (a)	16,495,000	16,452,647
Black Belt Energy Gas District, Revenue Bonds
Series B-1
4.00%, due 4/1/53 (a)	12,750,000	12,703,501
County of Jefferson, Sewer, Revenue Bonds, Sub. Lien
Series D
6.00%, due 10/1/42	4,910,000	5,192,734
Lower Alabama Gas District (The), Gas Project, Project No. 2, Revenue Bonds
4.00%, due 12/1/50 (a)	750,000	750,080
Lower Alabama Gas District (The), Revenue Bonds
Series A
5.00%, due 9/1/46	20,795,000	21,382,571
Southeast Energy Authority, A Cooperative District, Project No. 1, Revenue Bonds
Series A
4.00%, due 11/1/51 (a)	6,600,000	6,563,907
Southeast Energy Authority, A Cooperative District, Project No. 2, Revenue Bonds
Series B
4.00%, due 12/1/51 (a)	14,815,000	14,705,048
Southeast Energy Authority, A Cooperative District, Project No. 4, Revenue Bonds
Series B-1
5.00%, due 5/1/53 (a)	3,405,000	3,549,715
		96,321,535
	Principal Amount	Value

Alaska 0.1%
Alaska Housing Finance Corp., General Mortgage, Revenue Bonds
Series C-II, Insured: GNMA / FNMA / FHLMC
5.75%, due 12/1/52	$ 6,375,000	$ 6,894,717
Alaska Industrial Development & Export Authority, Greater Fairbanks Community Hospital Foundation Obligated Group, Revenue Bonds
5.00%, due 4/1/32	3,050,000	3,055,739
		9,950,456
Arizona 0.5%
Arizona Board of Regents, Arizona State University, Revenue Bonds
Series A
5.50%, due 7/1/48 (b)	8,500,000	9,785,893
Arizona Department of Transportation, State Highway Fund, Revenue Bonds
5.00%, due 7/1/31	8,500,000	8,680,844
Arizona Industrial Development Authority, Provident Group, NCCU Properties LLC, Central University Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 6/1/44	570,000	561,281
City of Phoenix, Unlimited General Obligation
5.00%, due 7/1/26	3,250,000	3,482,041
City of Phoenix Civic Improvement Corp., Airport, Revenue Bonds, Junior Lien
Series D
5.00%, due 7/1/37	5,000,000	5,287,344
City of Phoenix Civic Improvement Corp., Water System, Revenue Bonds, Junior Lien
Series A
5.00%, due 7/1/44	10,180,000	11,180,990
		38,978,393
Arkansas 0.3%
Little Rock School District, Limited General Obligation
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/46	15,230,000	12,066,508

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Arkansas (continued)
Little Rock School District, Limited General Obligation (continued)
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/50	$ 6,450,000	$ 4,954,264
Series A, Insured: BAM State Aid Withholding
3.00%, due 2/1/51	6,250,000	4,767,891
State of Arkansas, Unlimited General Obligation
3.00%, due 10/1/24	2,000,000	1,999,950
University of Arkansas, UALR Campus, Revenue Bonds
5.00%, due 10/1/31	1,205,000	1,271,389
		25,060,002
California 15.6%
Alameda Corridor Transportation Authority, Revenue Bonds
Series C, Insured: AGM
5.00%, due 10/1/52	4,750,000	5,167,231
Anaheim City School District, Election of 2010, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/51	9,000,000	9,980,793
Antelope Valley Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 8/1/50	3,750,000	2,870,492
Bay Area Toll Authority, Revenue Bonds
Series F-1
5.25%, due 4/1/54	17,500,000	19,904,059
Cabrillo Unified School District, Election of 2018, Unlimited General Obligation
Series B, Insured: AGM-CR
5.00%, due 8/1/50	4,105,000	4,368,352
California Community Choice Financing Authority, Clean Energy Project, Green Bond, Revenue Bonds
Series B-1
4.00%, due 2/1/52 (a)	4,245,000	4,284,350
	Principal Amount	Value

California (continued)
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds (a)
Series A-1
4.00%, due 5/1/53	$ 4,555,000	$ 4,603,429
Series C
5.25%, due 1/1/54	12,325,000	12,875,479
California Health Facilities Financing Authority, CommonSpirit Health, Revenue Bonds
Series A
3.00%, due 4/1/44	2,075,000	1,635,932
Series A
4.00%, due 4/1/49	5,000,000	4,667,019
California Health Facilities Financing Authority, Stanford Health Care Obligated Group, Revenue Bonds
4.00%, due 8/15/50	5,875,000	5,841,384
California Health Facilities Financing Authority, Cedars-Sinai Medical Center Obligated Group, Revenue Bonds
Series A
5.00%, due 8/15/41	9,000,000	9,978,406
California Infrastructure & Economic Development Bank, Revenue Bonds
4.00%, due 10/1/42	14,000,000	14,284,351
California Infrastructure & Economic Development Bank, California State Teachers' Retirement System, Revenue Bonds
5.00%, due 8/1/49	8,450,000	9,050,105
California Municipal Finance Authority, Community Health System, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 2/1/41	2,500,000	2,481,696
California Municipal Finance Authority, Southern California Institute of Architecture Project, Revenue Bonds
5.00%, due 12/1/28	520,000	543,525
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds
5.00%, due 5/15/32	1,570,000	1,674,543

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
California Municipal Finance Authority, CHF-Davis I LLC, West Village Student Housing Project, Revenue Bonds (continued)
Insured: BAM
5.00%, due 5/15/36	$ 3,400,000	$ 3,645,480
Insured: BAM
5.00%, due 5/15/39	8,215,000	8,698,523
California Public Finance Authority, Hoag Memorial Hospital Presbyterian, Revenue Bonds
Series A
4.00%, due 7/15/51	19,075,000	18,778,567
California State University, Systemwide, Revenue Bonds
Series C
4.00%, due 11/1/45	9,500,000	9,355,767
Series A
5.00%, due 11/1/47	9,725,000	10,296,708
Series A
5.00%, due 11/1/48	12,895,000	13,896,743
Carlsbad Unified School District, Election of 2018, Unlimited General Obligation
Series B
3.00%, due 8/1/46	2,725,000	2,187,294
Center Joint Unified School District, Election of 2008, Unlimited General Obligation
Series B, Insured: BAM
3.00%, due 8/1/51	4,750,000	3,611,313
City & County of San Francisco, Certificate of Participation
Series A
4.00%, due 4/1/38	3,760,000	3,848,777
City & County of San Francisco, South Van Ness Project, Certificate of Participation
Series A
4.00%, due 4/1/43	4,250,000	4,257,565
City of Escondido, Unlimited General Obligation
5.00%, due 9/1/36	4,000,000	4,187,057
City of Long Beach, Harbor, Revenue Bonds
Series A
5.00%, due 5/15/44	7,070,000	7,674,897
	Principal Amount	Value

California (continued)
City of Los Angeles, Department of Airports, Revenue Bonds (c)
Series D
3.00%, due 5/15/39	$ 170,000	$ 168,966
Series D
3.00%, due 5/15/39	3,860,000	3,317,768
Series D
4.00%, due 5/15/40	2,200,000	2,159,962
Series A
5.00%, due 5/15/44	3,535,000	3,655,791
5.00%, due 5/15/49	8,450,000	8,997,554
City of Los Angeles, Department of Airports, Revenue Bonds, Senior Lien
Series A
4.75%, due 5/15/40 (c)	6,000,000	6,026,458
Series A
5.00%, due 5/15/33 (c)	3,330,000	3,424,787
Series C
5.00%, due 5/15/45 (c)	3,250,000	3,425,546
Series I
5.00%, due 5/15/48	5,800,000	6,433,940
Series H
5.25%, due 5/15/47 (c)	8,150,000	8,786,240
Series G
5.50%, due 5/15/36 (c)	15,175,000	17,504,592
Series G
5.50%, due 5/15/37 (c)	3,500,000	4,003,123
Series G
5.50%, due 5/15/40 (c)	6,700,000	7,549,651
City of Los Angeles, Wastewater System, Revenue Bonds
Series A
5.00%, due 6/1/43	3,000,000	3,002,195
Series A
5.00%, due 6/1/48	8,550,000	9,151,399
City of Sacramento, Transient Occupancy Tax, Revenue Bonds
Series A
5.00%, due 6/1/30	3,920,000	4,315,218
Series A
5.00%, due 6/1/32	2,010,000	2,210,117
Series A
5.00%, due 6/1/33	1,225,000	1,345,670
City of San Jose, Unlimited General Obligation
Series A
5.00%, due 9/1/45	6,150,000	6,782,114
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
City of San Jose, Unlimited General Obligation (continued)
Series A
5.00%, due 9/1/46	$ 6,300,000	$ 6,929,856
Coachella Valley Unified School District, Election 2005, Unlimited General Obligation
Series F, Insured: BAM
5.00%, due 8/1/46	12,180,000	12,778,720
Compton Community Redevelopment Agency, Successor Agency, Tax Allocation
Series A, Insured: AGM
5.00%, due 8/1/26	5,500,000	5,877,901
Corona-Norco Unified School District, Election 2014, Unlimited General Obligation
Series C
4.00%, due 8/1/49	7,650,000	7,495,257
Cotati-Rohnert Park Unified School District, Election 2016, Unlimited General Obligation
Series C, Insured: AGM
5.00%, due 8/1/42	2,365,000	2,476,450
Desert Sands Unified School District, Unlimited General Obligation
5.00%, due 8/1/40	3,250,000	3,492,480
El Camino Community College District Foundation (The), Election of 2002, Unlimited General Obligation
Series C
(zero coupon), due 8/1/38	11,750,000	6,684,177
Evergreen School District, Election of 2014, Unlimited General Obligation
4.00%, due 8/1/41	3,750,000	3,758,879
Fontana Public Facilities Financing Authority, City of Fontana, Revenue Bonds
Series A, Insured: BAM
5.00%, due 9/1/32	1,320,000	1,348,909
Fresno Unified School District, Unlimited General Obligation
Series B
3.00%, due 8/1/43	7,500,000	6,248,638
	Principal Amount	Value

California (continued)
Grossmont-Cuyamaca Community College District, Election of 2012, Unlimited General Obligation
Series B
4.00%, due 8/1/47	$ 5,750,000	$ 5,740,034
Irvine Facilities Financing Authority, Community Facilities District No. 2013-3, Special Tax
Series A, Insured: BAM
5.00%, due 9/1/48	18,000,000	19,964,282
Jurupa Unified School District, Election 2014, Unlimited General Obligation
Series C
5.25%, due 8/1/43	4,450,000	4,890,964
Live Oak Elementary School District, Certificate of Participation
Insured: AGM
5.00%, due 8/1/39	2,455,000	2,589,340
Long Beach Unified School District, Unlimited General Obligation
Series D-1
(zero coupon), due 8/1/30	4,450,000	3,372,775
Los Angeles Community College District, Unlimited General Obligation
0.444%, due 8/1/23	3,785,000	3,741,121
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Revenue Bonds
Series A
4.00%, due 6/1/36	4,750,000	5,093,093
Los Angeles County Metropolitan Transportation Authority, Sales Tax, Revenue Bonds, Senior Lien
Series B
5.00%, due 7/1/36	4,750,000	4,762,699
Los Angeles County Public Works Financing Authority, Revenue Bonds
Series E-1
5.00%, due 12/1/44	3,325,000	3,640,552
Los Angeles Department of Water & Power, Revenue Bonds
Series B
5.00%, due 7/1/30	5,750,000	5,765,850
Series B
5.00%, due 7/1/33	5,250,000	5,262,466

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Los Angeles Unified School District, Unlimited General Obligation
Series C
4.00%, due 7/1/33	$ 2,750,000	$ 3,002,383
Series C
4.00%, due 7/1/38	5,750,000	5,920,109
Series A
5.00%, due 7/1/32	7,080,000	8,269,269
Series A
5.00%, due 7/1/33	7,620,000	8,886,815
Los Angeles Unified School District, Election of 2008, Unlimited General Obligation
Series B-1, Insured: AGM-CR
5.25%, due 7/1/42	41,155,000	44,946,203
Moreno Valley Unified School District, Election 2014, Unlimited General Obligation
Series C, Insured: BAM
3.00%, due 8/1/46	4,750,000	3,799,058
Murrieta Valley Unified School District, Election of 2014, Unlimited General Obligation
5.25%, due 9/1/51	9,700,000	10,833,609
Napa Valley Community College District, Unlimited General Obligation
4.00%, due 8/1/29	5,250,000	5,457,107
4.00%, due 8/1/32	5,250,000	5,425,769
North Lake Tahoe Public Financing Authority, Health & Human Services Center, Revenue Bonds
4.50%, due 12/1/52	4,395,000	4,543,199
Oakland Unified School District, Alameda County, Unlimited General Obligation
Insured: AGM
5.00%, due 8/1/27	1,160,000	1,219,674
Insured: AGM
5.00%, due 8/1/28	1,755,000	1,843,893
Insured: AGM
5.00%, due 8/1/29	2,285,000	2,403,078
Ocean View School District of Orange County, Unlimited General Obligation
Series C, Insured: AGM
3.00%, due 8/1/47	4,250,000	3,351,382
	Principal Amount	Value

California (continued)
Ontario Montclair School District, Election of 2016, Unlimited General Obligation
Series A
5.00%, due 8/1/46	$ 3,250,000	$ 3,439,762
Orange County Sanitation District, Revenue Bonds
Series A
5.00%, due 2/1/30	8,500,000	8,723,519
Oxnard School District, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 8/1/41	10,855,000	11,567,835
Palomar Community College District, Election of 2006, Unlimited General Obligation
Series D
5.25%, due 8/1/45	10,000,000	10,705,765
Paramount Unified School District, Election of 2006, Unlimited General Obligation
Insured: BAM
(zero coupon), due 8/1/43	22,090,000	5,695,595
Peninsula Corridor Joint Powers Board, Green Bond, Revenue Bonds
Series A
5.00%, due 6/1/47	3,000,000	3,308,910
Peralta Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/39	4,250,000	4,264,078
Port of Los Angeles, Revenue Bonds
Series A
5.00%, due 8/1/35 (c)	2,575,000	2,630,662
Richmond Joint Powers Financing Authority, Civic Center Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 11/1/36	2,750,000	3,033,360
Riverside County Transportation Commission, Sales Tax, Revenue Bonds
Series B
4.00%, due 6/1/36	16,950,000	17,547,274
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Sacramento Area Flood Control Agency, Consolidated Capital Assessment District No. 2, Special Assessment
Series A
5.00%, due 10/1/36	$ 3,195,000	$ 3,415,940
Series A
5.00%, due 10/1/41	12,250,000	12,925,782
Sacramento City Unified School District, Election of 2020, Unlimited General Obligation
Series A, Insured: BAM
5.50%, due 8/1/47	8,840,000	9,906,033
Series A, Insured: BAM
5.50%, due 8/1/52	14,920,000	16,665,932
Sacramento Municipal Utility District, Revenue Bonds
Series H
4.00%, due 8/15/45	5,200,000	5,222,062
San Bernardino City Unified School District, Election 2012, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/30	950,000	954,123
San Diego County Regional Airport Authority, Revenue Bonds
Series B
5.00%, due 7/1/33 (c)	4,990,000	5,575,649
San Diego County Water Authority, Revenue Bonds
Series A
5.00%, due 5/1/47	3,750,000	4,195,036
San Diego Public Facilities Financing Authority, Capital Improvement Projects, Revenue Bonds
Series A
5.00%, due 10/15/44	2,250,000	2,339,432
San Diego Unified School District, Election of 2012, Unlimited General Obligation
Series M-2
3.00%, due 7/1/50	10,000,000	7,776,731
Series F
5.00%, due 7/1/40	5,100,000	5,284,825
Series I
5.00%, due 7/1/41	3,750,000	4,008,330
	Principal Amount	Value

California (continued)
San Francisco Bay Area Rapid Transit District, Election of 2004, Unlimited General Obligation
Series F-1
3.00%, due 8/1/37	$ 2,440,000	$ 2,270,479
San Francisco Bay Area Rapid Transit District, Election of 2016, Unlimited General Obligation
Series C-1
3.00%, due 8/1/50	3,750,000	2,884,332
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds, Second Series
Series A
5.00%, due 5/1/34 (c)	7,350,000	8,173,319
San Francisco City & County Airport Commission, San Francisco International Airport, Revenue Bonds
Series A
5.00%, due 5/1/49 (c)	52,055,000	53,811,258
San Joaquin Hills Transportation Corridor Agency, Revenue Bonds, Junior Lien
Series B
5.25%, due 1/15/49	5,000,000	5,078,939
San Jose Evergreen Community College District, Election of 2016, Unlimited General Obligation
Series B
3.00%, due 9/1/41	1,065,000	917,599
San Leandro Unified School District, Election of 2020, Unlimited General Obligation
Series B
5.25%, due 8/1/48	10,900,000	12,361,113
San Marcos Schools Financing Authority, San Marcos Unified School District, Revenue Bonds
Insured: AGM
5.00%, due 8/15/34	1,000,000	1,091,061
Insured: AGM
5.00%, due 8/15/35	1,000,000	1,085,707
Insured: AGM
5.00%, due 8/15/36	1,100,000	1,187,683

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
San Mateo Union High School District, Capital Appreciation, Election of 2010, Unlimited General Obligation
Series A
(zero coupon), due 9/1/41	$ 6,750,000	$ 6,574,478
Santa Ana Unified School District, Capital Appreciation, Election 2008, Unlimited General Obligation
Series B, Insured: AGC
(zero coupon), due 8/1/33	14,955,000	10,210,157
Santa Monica Community College District, Unlimited General Obligation
Series A
5.00%, due 8/1/43	7,000,000	7,572,316
Silicon Valley Clean Water, Revenue Bonds
Series A
0.25%, due 3/1/24	7,300,000	6,968,489
Simi Valley Unified School District, Unlimited General Obligation
Series C
4.00%, due 8/1/50	7,500,000	7,368,542
Southern California Public Power Authority, Southern Transmissional System Renewal Project, Revenue Bonds (b)
Series A-1
5.00%, due 7/1/48	47,750,000	53,313,739
Series A-1
5.25%, due 7/1/53	27,000,000	30,632,877
State of California, Various Purpose, Unlimited General Obligation
3.00%, due 10/1/36	5,810,000	5,444,353
3.00%, due 10/1/37	8,565,000	7,918,725
4.00%, due 11/1/35	2,200,000	2,287,185
4.00%, due 3/1/36	30,200,000	31,860,834
4.00%, due 10/1/36	3,150,000	3,299,843
4.00%, due 10/1/37	10,800,000	11,179,215
4.00%, due 10/1/39	5,775,000	5,909,385
4.00%, due 3/1/46	12,500,000	12,519,060
5.00%, due 11/1/28	7,500,000	7,572,906
5.00%, due 11/1/30	4,250,000	4,290,893
5.00%, due 10/1/31	4,250,000	5,072,798
5.00%, due 10/1/32	5,950,000	6,130,459
Series B
5.00%, due 11/1/32	30,350,000	36,853,516
	Principal Amount	Value

California (continued)
State of California, Various Purpose, Unlimited General Obligation (continued)
5.00%, due 9/1/41	$ 3,150,000	$ 3,557,224
5.00%, due 4/1/42	3,250,000	3,678,483
5.00%, due 9/1/42	33,200,000	37,751,763
5.00%, due 8/1/46	6,160,000	6,478,304
5.00%, due 4/1/47	4,605,000	5,143,296
5.00%, due 9/1/52	7,500,000	8,333,716
5.25%, due 10/1/39	4,635,000	4,910,430
Stockton Unified School District, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 8/1/42	4,400,000	4,455,659
Sunnyvale School District, Election of 2013, Unlimited General Obligation
Series C
3.00%, due 9/1/44	6,750,000	5,578,648
Tahoe-Truckee Unified School District, Election 2014, Unlimited General Obligation
Series B
5.00%, due 8/1/41	1,950,000	2,061,181
Temecula Valley Unified School District, Election 2012, Unlimited General Obligation
Series D
3.00%, due 8/1/47	6,250,000	4,973,263
Twin Rivers Unified School District, Election 2006, Unlimited General Obligation
Series 2008, Insured: AGM
(zero coupon), due 8/1/32	4,370,000	3,124,863
University of California, Revenue Bonds
Series AO
3.25%, due 5/15/29	6,750,000	6,808,040
Series I
5.00%, due 5/15/31	5,025,000	5,265,062
Series AI
5.00%, due 5/15/33	20,250,000	20,262,861
Series AM
5.25%, due 5/15/30	2,000,000	2,047,844
Series AZ
5.25%, due 5/15/58	4,755,000	5,126,893
Series BN
5.50%, due 5/15/40	14,250,000	17,180,293
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
California (continued)
Val Verde Unified School District, Election of 2012, Unlimited General Obligation
Series F, Insured: AGM
3.00%, due 8/1/47	$ 8,910,000	$ 6,962,350
Val Verde Unified School District, Election of 2020, Unlimited General Obligation
Series B, Insured: AGM
4.00%, due 8/1/51	6,960,000	6,727,207
Victor Valley Community College District, Unlimited General Obligation
Series A
4.00%, due 8/1/39	7,705,000	7,750,674
Series A
4.00%, due 8/1/44	5,250,000	5,260,647
Vista Unified School District, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 8/1/48	6,000,000	6,768,945
Walnut Valley Unified School District, Election of 2016, Unlimited General Obligation
Series C
5.00%, due 8/1/45	4,035,000	4,557,745
Westminster School District, Election 2008, Unlimited General Obligation
Series B, Insured: BAM
(zero coupon), due 8/1/48	13,650,000	2,424,538
Yosemite Community College District, Unlimited General Obligation
Series D
(zero coupon), due 8/1/42	17,500,000	13,741,136
		1,240,685,879
Colorado 2.2%
City & County of Denver, Airport System, Revenue Bonds
Series A
5.00%, due 12/1/25 (c)	4,370,000	4,537,387
Series A
5.00%, due 12/1/34 (c)	6,000,000	6,846,211
Series A
5.00%, due 12/1/36 (c)	12,115,000	12,821,010
Series A
5.00%, due 12/1/43 (c)	10,940,000	11,343,626
	Principal Amount	Value

Colorado (continued)
City & County of Denver, Airport System, Revenue Bonds (continued)
5.00%, due 12/1/48 (c)	$ 3,790,000	$ 3,890,544
Series A
5.50%, due 11/15/27 (c)	6,000,000	6,053,442
Series A
5.50%, due 11/15/35	5,250,000	6,123,863
Series A
5.50%, due 11/15/38 (c)	7,350,000	8,402,716
Series A
5.50%, due 11/15/40 (c)	6,430,000	7,270,040
Series D
5.75%, due 11/15/38 (c)	3,000,000	3,505,236
Series D
5.75%, due 11/15/45 (c)	7,100,000	8,066,105
City & County of Denver, Convention Center Expansion Project, Certificate of Participation
Series A
5.375%, due 6/1/43	4,250,000	4,456,240
City of Colorado Springs, Utilities System, Revenue Bonds
Series A-2
5.00%, due 11/15/44	2,750,000	2,800,069
Series B
5.00%, due 11/15/47	11,150,000	12,415,509
Colorado Health Facilities Authority, Intermountain Healthcare Obligated Group, Revenue Bonds
Series B
4.00%, due 1/1/40	5,445,000	5,457,429
Denver City & County School District No. 1, Unlimited General Obligation
Insured: State Aid Withholding
4.00%, due 12/1/31	6,000,000	6,191,177
Denver Convention Center Hotel Authority, Revenue Bonds, Senior Lien
5.00%, due 12/1/36	1,000,000	1,010,411
Regional Transportation District, Certificate of Participation
Series A
4.50%, due 6/1/44	8,275,000	8,282,193

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Colorado (continued)
Regional Transportation District Sales Tax, Fastracks Project, Revenue Bonds
Series A
5.00%, due 11/1/31	$ 6,500,000	$ 7,758,206
State of Colorado, Certificate of Participation
Series N
5.00%, due 3/15/37	4,230,000	4,557,593
6.00%, due 12/15/39	4,560,000	5,563,161
6.00%, due 12/15/40	5,025,000	6,093,711
Vista Ridge Metropolitan District, Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 12/1/31	1,250,000	1,334,304
Weld County School District No. 6, Greeley, Unlimited General Obligation
Insured: State Aid Withholding
4.00%, due 12/1/45	3,250,000	3,202,869
Weld County School District No. RE-4, Unlimited General Obligation
Insured: State Aid Withholding
5.25%, due 12/1/41	8,250,000	8,689,427
Insured: State Aid Withholding
5.25%, due 12/1/47	14,150,000	16,046,772
		172,719,251
Connecticut 1.1%
City of Bridgeport, Unlimited General Obligation
Series D, Insured: AGM
5.00%, due 8/15/33	2,340,000	2,499,601
Series D, Insured: AGM
5.00%, due 8/15/34	2,340,000	2,494,148
Series D, Insured: AGM
5.00%, due 8/15/35	2,590,000	2,750,004
Series D, Insured: AGM
5.00%, due 8/15/36	2,590,000	2,738,106
City of Hartford, Unlimited General Obligation
Series A, Insured: State Guaranteed
5.00%, due 4/1/28	2,250,000	2,253,307
Series A, Insured: State Guaranteed
5.00%, due 4/1/29	895,000	896,358
	Principal Amount	Value

Connecticut (continued)
City of Hartford, Unlimited General Obligation (continued)
Series A, Insured: AGM State Guaranteed
5.00%, due 4/1/32	$ 195,000	$ 195,306
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/32	6,370,000	6,692,032
Series C, Insured: AGM State Guaranteed
5.00%, due 7/15/34	2,250,000	2,359,203
State of Connecticut, Unlimited General Obligation
Series A
3.00%, due 1/15/37	6,420,000	5,877,565
Series A
4.00%, due 4/15/38	2,300,000	2,337,022
Series F
5.00%, due 9/15/28	6,610,000	7,426,999
Series A
5.00%, due 3/15/29	5,300,000	5,512,409
Series C
5.00%, due 6/15/33	1,775,000	1,975,893
Series A
5.00%, due 4/15/35	5,000,000	5,381,410
State of Connecticut, Transportation Infrastructure, Special Tax, Revenue Bonds
Series A
5.00%, due 9/1/30	4,000,000	4,110,074
Series A, Insured: BAM
5.00%, due 9/1/31	12,120,000	13,005,978
Series A
5.00%, due 9/1/33	10,950,000	11,709,321
State of Connecticut Clean Water Fund, State Revolving Fund, Revenue Bonds
Series A
5.00%, due 5/1/33	2,250,000	2,467,576
University of Connecticut, Revenue Bonds
Series A
5.00%, due 11/1/35	3,240,000	3,558,997
		86,241,309
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Delaware 0.0% ‡
Delaware State Health Facilities Authority, Christiana Care Health System, Revenue Bonds
Series A
5.00%, due 10/1/36	$ 3,185,000	$ 3,501,641
District of Columbia 2.3%
District of Columbia, Unlimited General Obligation
Series D
5.00%, due 6/1/32	3,500,000	3,567,957
5.00%, due 10/15/44	12,000,000	12,986,987
Series A
5.25%, due 1/1/48	13,850,000	15,752,674
District of Columbia, Revenue Bonds
Series C
5.00%, due 12/1/32	5,750,000	6,990,790
Series A
5.00%, due 7/1/36	7,675,000	8,978,771
Series A
5.50%, due 7/1/47	29,230,000	33,643,882
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 10/1/52	20,435,000	19,684,833
Series B
6.50%, due 10/1/44	6,040,000	6,869,285
Metropolitan Washington Airports Authority, Dulles Toll Road, Metrorail & Capital Improvement Project, Revenue Bonds, Second Lien
Series C, Insured: AGC
6.50%, due 10/1/41	6,730,000	7,560,835
Metropolitan Washington Airports Authority, Revenue Bonds (c)
Series A
5.00%, due 10/1/26	2,150,000	2,160,193
Series A
5.00%, due 10/1/27	2,600,000	2,611,872
Series A
5.00%, due 10/1/28	10,450,000	10,629,211
	Principal Amount	Value

District of Columbia (continued)
Metropolitan Washington Airports Authority, Revenue Bonds (c) (continued)
Series A
5.00%, due 10/1/28	$ 2,250,000	$ 2,260,011
Series A
5.00%, due 10/1/29	21,500,000	21,864,569
Series A
5.00%, due 10/1/35	3,955,000	4,276,782
Series A
5.00%, due 10/1/36	3,750,000	4,111,322
Washington Metropolitan Area Transit Authority, Green bond, Revenue Bonds
Series A, Insured: BAM
3.00%, due 7/15/36	5,175,000	4,878,172
Series A
5.50%, due 7/15/51	13,275,000	15,285,724
		184,113,870
Florida 6.4%
City of Cape Coral, Water & Sewer, Revenue Bonds
Insured: BAM
4.00%, due 10/1/42	11,900,000	11,736,856
City of Gainesville, Utilities System, Revenue Bonds
Series A
5.00%, due 10/1/47	13,170,000	14,004,535
City of Miami, Beach Parking, Revenue Bonds
Insured: BAM
5.00%, due 9/1/40	2,250,000	2,302,387
City of Miami Beach, Water & Sewer, Revenue Bonds
5.00%, due 9/1/47	12,300,000	12,886,570
City of Orlando, Tourist Development Tax, Revenue Bonds, Third Lien
Series C, Insured: AGC
5.50%, due 11/1/38	1,145,000	1,146,816
City of South Miami, Miami Health Facilities Authority, Inc., Revenue Bonds
5.00%, due 8/15/42	17,115,000	17,617,680
City of Tampa, Revenue Bonds
Series C, Insured: BAM
3.00%, due 10/1/36	4,440,000	4,161,187

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
County of Broward, Tourist Development Tax, Revenue Bonds
4.00%, due 9/1/40	$ 5,000,000	$ 4,986,135
County of Broward, Convention Center Hotel, Revenue Bonds, First Tier
5.50%, due 1/1/55	23,700,000	26,463,100
County of Lee, Airport, Revenue Bonds (c)
Series A
5.00%, due 10/1/24	3,785,000	3,841,842
Series A
5.00%, due 10/1/30	8,030,000	8,918,679
Series B
5.00%, due 10/1/37	3,750,000	4,040,107
Series B
5.00%, due 10/1/46	4,750,000	4,963,059
County of Miami-Dade, Water & Sewer System, Revenue Bonds
Insured: BAM
3.00%, due 10/1/36	2,100,000	1,906,268
Series B
4.00%, due 10/1/38	5,150,000	5,200,498
Series B, Insured: BAM
4.00%, due 10/1/49	39,630,000	39,063,735
Series B
5.00%, due 10/1/33	4,250,000	4,398,230
County of Miami-Dade, Transit System, Revenue Bonds
Series A
4.00%, due 7/1/49	7,500,000	7,198,991
5.00%, due 7/1/45	14,120,000	15,491,257
5.00%, due 7/1/46	10,440,000	11,437,753
5.00%, due 7/1/48	4,965,000	5,395,323
5.00%, due 7/1/50	12,250,000	13,245,461
County of Miami-Dade, Aviation, Revenue Bonds
Series A
5.00%, due 10/1/38 (c)	4,650,000	4,712,702
County of Pasco, State of Florida Cigarette Tax Revenue, Revenue Bonds
Series A, Insured: AGM
5.75%, due 9/1/54	17,500,000	19,470,600
County of Sarasota, Utility System, Revenue Bonds
5.25%, due 10/1/47	15,000,000	16,917,316
	Principal Amount	Value

Florida (continued)
Greater Orlando Aviation Authority, Revenue Bonds
Series A
5.00%, due 10/1/33 (c)	$ 1,205,000	$ 1,318,296
Hillsborough County Aviation Authority, Tampa International Airport, Revenue Bonds
Series A
5.00%, due 10/1/47 (c)	7,000,000	7,355,678
Miami-Dade County Health Facilities Authority, Nicklaus Children's Hospital Project, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 8/1/46	5,160,000	5,108,108
Series A, Insured: AGM-CR
4.00%, due 8/1/51	19,750,000	19,121,109
North Broward Hospital District, Revenue Bonds
Series B
5.00%, due 1/1/42	6,500,000	6,670,247
North Sumter County Utility Dependent District, Sumter Water Conservation Authority Project, Revenue Bonds
Insured: AGM
5.00%, due 10/1/52	7,200,000	7,632,245
Orange County Health Facilities Authority, Presbyterian Retirement Communities, Inc., Revenue Bonds
5.00%, due 8/1/31	1,250,000	1,290,581
Putnam County Development Authority, Seminole Electric Cooperative, Inc., Revenue Bonds
Series A
5.00%, due 3/15/42	8,500,000	8,904,421
School Board of Miami-Dade County (The), Unlimited General Obligation
Series A, Insured: BAM
5.00%, due 3/15/35	6,060,000	7,084,284
Series A, Insured: BAM
5.00%, due 3/15/39	8,445,000	9,533,638
Series A, Insured: BAM
5.00%, due 3/15/40	8,510,000	9,565,549
Series A, Insured: BAM
5.00%, due 3/15/47	13,995,000	15,499,814
Series A, Insured: BAM
5.00%, due 3/15/52	13,190,000	14,520,978
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Florida (continued)
School District of Broward County, Certificate of Participation
Series A, Insured: AGM
5.00%, due 7/1/27	$ 3,750,000	$ 3,905,311
School District of Broward County, Unlimited General Obligation
5.00%, due 7/1/46	6,600,000	7,230,763
South Broward Hospital District, Revenue Bonds
Series A
3.00%, due 5/1/51	8,000,000	6,046,494
4.00%, due 5/1/48	4,750,000	4,507,156
South Florida Water Management District, Certificate of Participation
5.00%, due 10/1/34	12,955,000	13,563,310
State of Florida, Department of Transportation Turnpike System, Revenue Bonds
Series C
3.00%, due 7/1/51	11,900,000	9,175,520
Series A
3.50%, due 7/1/29	7,250,000	7,330,308
Series A
4.00%, due 7/1/32	4,250,000	4,308,468
State of Florida, Capital Outlay, Unlimited General Obligation
Series C
3.15%, due 6/1/29	4,750,000	4,764,693
Series C
4.00%, due 6/1/32	3,400,000	3,583,237
Series A
5.00%, due 6/1/24	9,000,000	9,184,384
Village Community Development District No. 8, Special Assessment
Insured: AGM
3.50%, due 5/1/40	5,000,000	4,731,926
Volusia County Educational Facility Authority, Embry-Riddle Aeronautical University, Revenue Bonds
5.00%, due 10/15/49	4,750,000	4,969,661
West Palm Beach Community Redevelopment Agency, City center community redevelopment, Tax Allocation
Insured: AGM-CR
5.00%, due 3/1/34	8,450,000	9,589,335
	Principal Amount	Value

Florida (continued)
West Palm Beach Community Redevelopment Agency, City center community redevelopment, Tax Allocation (continued)
Insured: AGM-CR
5.00%, due 3/1/35	$ 9,020,000	$ 10,180,477
Wildwood Utility Dependent District, Revenue Bonds (b)
Insured: AGM
5.25%, due 10/1/43	10,250,000	11,321,817
Insured: AGM
5.50%, due 10/1/53	14,000,000	15,746,788
		505,251,683
Georgia 2.6%
Brookhaven Development Authority, Children's Healthcare of Atlanta, Revenue Bonds
Series A
4.00%, due 7/1/44	23,935,000	23,667,699
Series A
4.00%, due 7/1/49	2,325,000	2,224,894
City of Atlanta, Airport Passenger Facility Charge, Revenue Bonds, Sub. Lien
Series D
4.00%, due 7/1/35 (c)	13,820,000	14,060,326
City of Atlanta, Water & Wastewater, Revenue Bonds
Series C
4.00%, due 11/1/37	4,750,000	4,844,534
5.00%, due 11/1/29	4,250,000	4,446,868
City of Atlanta, Department of Aviation, Revenue Bonds (c)
Series C
5.00%, due 1/1/27	2,750,000	2,771,508
Series C
5.00%, due 1/1/28	2,250,000	2,267,529
Series C
5.00%, due 1/1/29	2,000,000	2,015,802
City of Atlanta, Public Improvement, Unlimited General Obligation
Series A-1
5.00%, due 12/1/42	11,750,000	13,335,902
City of Dalton (The), Georgia Combined Utilities, Revenue Bonds
5.00%, due 3/1/30	2,055,000	2,175,562

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Georgia (continued)
Cobb County Kennestone Hospital Authority, Wellstar Health System, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 4/1/52	$ 10,395,000	$ 9,919,548
Georgia Ports Authority, Revenue Bonds
4.00%, due 7/1/51	10,250,000	9,973,787
4.00%, due 7/1/52	5,000,000	4,867,842
5.25%, due 7/1/43	7,195,000	8,204,953
5.25%, due 7/1/52	4,750,000	5,295,290
Main Street Natural Gas, Inc., Revenue Bonds
Series C
4.00%, due 3/1/50 (a)	2,500,000	2,497,998
Series C
4.00%, due 5/1/52 (a)	6,960,000	6,936,748
Series A
4.00%, due 7/1/52 (a)	8,500,000	8,540,958
Series A
4.00%, due 9/1/52 (a)	21,190,000	21,108,209
Series A
5.00%, due 5/15/35	2,750,000	2,899,615
Series A
5.00%, due 5/15/36	2,950,000	3,075,975
Series B
5.00%, due 7/1/53 (a)	12,500,000	13,362,960
Municipal Electric Authority of Georgia, Project One Subordinated Bonds, Revenue Bonds
Series A, Insured: AGM-CR
4.00%, due 1/1/41	2,545,000	2,542,368
Series A
5.00%, due 1/1/45	2,185,000	2,276,889
Series A, Insured: BAM
5.00%, due 1/1/45	3,050,000	3,223,056
Municipal Electric Authority of Georgia, Revenue Bonds
Series A
4.00%, due 1/1/49	4,850,000	4,571,190
Series HH
5.00%, due 1/1/36	3,515,000	3,731,106
Series HH
5.00%, due 1/1/44	2,700,000	2,768,739
	Principal Amount	Value

Georgia (continued)
Municipal Electric Authority of Georgia, Plant Vogtle Units 3 & 4 Project, Revenue Bonds
Series A
5.00%, due 1/1/37	$ 1,000,000	$ 1,058,619
Series A
5.50%, due 7/1/60	8,250,000	8,366,696
Private Colleges & Universities Authority, Emory University, Revenue Bonds
Series B
5.00%, due 9/1/30	5,200,000	6,102,109
State of Georgia, Unlimited General Obligation
Series A
5.00%, due 2/1/28	3,200,000	3,339,396
		206,474,675
Guam 0.2%
Antonio B Won Pat International Airport Authority, Revenue Bonds (c)
Series C, Insured: AGM
6.125%, due 10/1/43	3,385,000	3,419,274
Series C, Insured: AGM
6.125%, due 10/1/43	925,000	934,366
Guam Government Waterworks Authority, Water and Wastewater System, Revenue Bonds
5.00%, due 1/1/46	6,000,000	6,084,193
Series A
5.00%, due 1/1/50	1,660,000	1,682,381
5.25%, due 7/1/33	950,000	952,859
Guam Power Authority, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/44	655,000	670,615
		13,743,688
Hawaii 0.5%
City & County of Honolulu, Wastewater System, Revenue Bonds, Senior Lien
Series B
4.00%, due 7/1/29	8,450,000	8,705,614
City & County of Honolulu, Unlimited General Obligation
Series C
4.00%, due 10/1/31	5,500,000	5,709,627
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Hawaii (continued)
State of Hawaii, Unlimited General Obligation
Series FH
4.00%, due 10/1/30	$ 12,250,000	$ 12,723,461
Series FB
4.00%, due 4/1/31	6,300,000	6,519,403
Series FK
4.00%, due 5/1/32	4,300,000	4,492,588
State of Hawaii Department of Budget & Finance, Hawaiian Electric Co., Inc., Revenue Bonds
Insured: AGM-CR
3.50%, due 10/1/49 (c)	5,900,000	4,941,447
		43,092,140
Idaho 0.1%
Idaho Housing & Finance Association, Federal Highway Trust Fund, Revenue Bonds
Series A
5.00%, due 7/15/37	6,385,000	6,971,690
Illinois 7.6%
Chicago Board of Education, Capital Appreciation, School Reform, Unlimited General Obligation
Series A, Insured: NATL-RE
(zero coupon), due 12/1/26	17,245,000	15,065,894
Chicago Board of Education, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/27	7,000,000	7,456,112
Chicago Board of Education, Dedicated Capital Improvement, Revenue Bonds
5.75%, due 4/1/48	16,250,000	17,927,860
6.00%, due 4/1/46	16,560,000	17,411,260
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien
Series A, Insured: AGM
4.00%, due 1/1/36	8,100,000	8,291,771
Series A, Insured: BAM
4.00%, due 1/1/37	10,090,000	10,332,836
Series D
5.00%, due 1/1/52 (c)	3,250,000	3,285,860
	Principal Amount	Value

Illinois (continued)
Chicago O'Hare International Airport, General, Revenue Bonds, Senior Lien (continued)
Series A, Insured: AGM
5.25%, due 1/1/45 (c)	$ 9,500,000	$ 10,197,682
Series A, Insured: AGM
5.50%, due 1/1/53 (c)	21,525,000	23,311,200
Chicago O'Hare International Airport, General, Revenue Bonds
Series A
5.00%, due 1/1/31 (c)	8,500,000	8,668,754
Series B
5.00%, due 1/1/33	3,600,000	3,709,378
Chicago O'Hare International Airport, Passenger Facility Charge, Revenue Bonds
Series A
5.00%, due 1/1/30	2,665,000	2,668,445
Series B
5.00%, due 1/1/31 (c)	2,000,000	2,001,438
Chicago Park District, Personal Property Replacement Tax, Unlimited General Obligation
Series D, Insured: BAM
4.00%, due 1/1/34	3,555,000	3,623,437
Chicago Park District, Limited Tax, Limited General Obligation
Series B
5.00%, due 1/1/25	2,140,000	2,163,736
Series A
5.00%, due 1/1/28	1,000,000	1,040,566
Series A
5.00%, due 1/1/31	1,000,000	1,042,845
Series A
5.00%, due 1/1/35	2,000,000	2,077,282
Chicago Park District, Special Recreation Activity Alternate Revenue Source, Unlimited General Obligation
Insured: BAM
5.00%, due 11/15/30	1,435,000	1,596,566
Chicago Transit Authority Sales Tax Receipts Fund, Revenue Bonds, Second Lien
5.00%, due 12/1/46	4,530,000	4,639,026

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
City of Chicago, Unlimited General Obligation
Series A
4.00%, due 1/1/35	$ 2,050,000	$ 2,021,746
Series A
4.00%, due 1/1/36	3,750,000	3,620,372
Series B
4.00%, due 1/1/38	4,750,000	4,422,620
Series A
5.00%, due 1/1/32	1,400,000	1,515,636
Series A
5.00%, due 1/1/33	1,425,000	1,540,698
Series A
5.50%, due 1/1/40	4,650,000	5,041,460
Series A
5.50%, due 1/1/49	8,550,000	8,911,892
Series A
6.00%, due 1/1/38	39,050,000	41,588,820
Series A, Insured: BAM
6.00%, due 1/1/38	5,000,000	5,347,261
City of Chicago, Waterworks, Revenue Bonds, Second Lien
4.00%, due 11/1/37	1,250,000	1,214,608
Series 2, Insured: AGM
5.00%, due 11/1/28	1,750,000	1,885,077
5.00%, due 11/1/29	1,700,000	1,736,014
Series 2, Insured: AGM
5.00%, due 11/1/30	2,250,000	2,416,977
Series 2, Insured: AGM
5.00%, due 11/1/32	4,000,000	4,312,126
Series 2, Insured: AGM
5.00%, due 11/1/33	8,550,000	9,181,628
Series 2, Insured: AGM
5.00%, due 11/1/38	2,750,000	2,873,290
5.00%, due 11/1/42	2,340,000	2,282,601
Insured: AGM
5.25%, due 11/1/33	4,000,000	4,337,054
Insured: AGM
5.25%, due 11/1/34	1,860,000	2,014,678
Insured: AGM
5.25%, due 11/1/35	2,275,000	2,451,949
City of Chicago, Wastewater Transmission Project, Revenue Bonds, Second Lien
5.00%, due 1/1/28	1,000,000	1,010,484
Series B, Insured: AGM-CR
5.00%, due 1/1/30	6,435,000	6,831,202
	Principal Amount	Value

Illinois (continued)
City of Chicago, Wastewater Transmission Project, Revenue Bonds, Second Lien (continued)
5.00%, due 1/1/33	$ 1,750,000	$ 1,762,064
Insured: BAM
5.00%, due 1/1/44	11,240,000	11,291,107
Series A, Insured: AGM
5.25%, due 1/1/42	3,750,000	3,879,412
City of Chicago, Motor Fuel Tax, Revenue Bonds
Insured: AGM
5.00%, due 1/1/33	3,770,000	3,811,687
City of Chicago Heights, Unlimited General Obligation
Series B, Insured: BAM
5.25%, due 12/1/34	1,865,000	2,078,360
Cook County Community High School District No. 212 Leyden, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/30	2,620,000	2,686,941
Series C, Insured: BAM
5.00%, due 12/1/31	2,360,000	2,419,931
County of Cook, Unlimited General Obligation
Series A
5.00%, due 11/15/24	3,750,000	3,836,303
Du Page Cook & Will Counties Community College District No. 502, Unlimited General Obligation
Series A
5.00%, due 6/1/26	3,850,000	3,854,587
Illinois Finance Authority, University of Chicago (The), Revenue Bonds
Series A
5.25%, due 5/15/54	6,000,000	6,752,006
Illinois Municipal Electric Agency, Revenue Bonds
Series A
4.00%, due 2/1/34	5,650,000	5,721,213
Illinois Sports Facilities Authority (The), Revenue Bonds
Insured: AGM
5.25%, due 6/15/31	4,000,000	4,067,066
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
Illinois State Toll Highway Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 1/1/34	$ 3,250,000	$ 3,288,392
Series B
5.00%, due 1/1/37	7,000,000	7,073,967
Series B
5.00%, due 1/1/41	6,000,000	6,229,144
Illinois State Toll Highway Authority, Revenue Bonds
Series A
5.00%, due 1/1/37	5,000,000	5,183,313
Series A
5.00%, due 1/1/40	5,000,000	5,122,216
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Revenue Bonds
Insured: NATL-RE
(zero coupon), due 6/15/35	20,150,000	12,284,693
Metropolitan Pier & Exposition Authority, McCormick Place Expansion Project, Capital Appreciation, Revenue Bonds
Series A, Insured: NATL-RE
(zero coupon), due 6/15/36	30,550,000	17,545,112
Series B-1, Insured: AGM
(zero coupon), due 6/15/43	13,720,000	5,463,031
Rock Island County Public Building Commission, County of Rock Island, Revenue Bonds
Insured: AGM
5.00%, due 12/1/36	2,145,000	2,282,161
Sales Tax Securitization Corp., Revenue Bonds
Series A, Insured: BAM
4.00%, due 1/1/48	9,500,000	8,962,498
Series A
5.00%, due 1/1/28	3,685,000	4,002,952
Series A
5.00%, due 1/1/48	17,200,000	17,785,896
Series C
5.25%, due 1/1/34	7,500,000	8,245,087
Series C, Insured: BAM
5.25%, due 1/1/48	15,000,000	15,849,922
	Principal Amount	Value

Illinois (continued)
Sales Tax Securitization Corp., Revenue Bonds, Second Lien
Series A
5.00%, due 1/1/32	$ 4,150,000	$ 4,753,918
Southern Illinois University, Housing & Auxiliary Facilities System, Revenue Bonds
Series B, Insured: BAM
5.00%, due 4/1/26	1,175,000	1,209,842
Series B, Insured: BAM
5.00%, due 4/1/29	1,620,000	1,661,980
Series B, Insured: BAM
5.00%, due 4/1/30	1,000,000	1,024,981
State of Illinois, Unlimited General Obligation
Series C
4.00%, due 10/1/40	4,250,000	4,092,497
Insured: BAM
4.00%, due 6/1/41	6,450,000	6,263,783
Series D
5.00%, due 11/1/23	3,000,000	3,020,599
Series D
5.00%, due 11/1/26	7,375,000	7,787,158
5.00%, due 2/1/27	3,980,000	4,217,513
Series D
5.00%, due 11/1/27	10,000,000	10,724,773
5.00%, due 1/1/28	5,155,000	5,369,938
Series D
5.00%, due 11/1/28	6,280,000	6,744,509
5.00%, due 5/1/29	2,660,000	2,698,456
Series A
5.00%, due 12/1/34	4,500,000	4,768,613
5.25%, due 2/1/32	8,550,000	8,652,945
5.50%, due 5/1/39	12,725,000	13,937,966
Series A
5.50%, due 3/1/47	4,750,000	5,199,060
5.75%, due 5/1/45	4,250,000	4,656,469
Series A
6.00%, due 5/1/27	8,190,000	9,021,170
State of Illinois, Sales Tax, Revenue Bonds, Junior Lien
Series C
5.00%, due 6/15/30	3,000,000	3,289,686
State of Illinois, Build America Bonds, Unlimited General Obligation
Insured: AGM-CR
6.875%, due 7/1/25	9,500,000	9,715,990

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Illinois (continued)
United City of Yorkville, Special Tax
Insured: AGM
5.00%, due 3/1/32	$ 3,017,000	$ 3,149,565
Village of Bellwood, Unlimited General Obligation
Insured: AGM
5.00%, due 12/1/29	1,500,000	1,578,314
Village of Rosemont, Corporate Purpose, Unlimited General Obligation
Series A, Insured: AGM
5.00%, due 12/1/40	6,790,000	7,132,420
Village of Schaumburg, Unlimited General Obligation
Series A
4.00%, due 12/1/41	32,050,000	32,050,945
Will County School District No. 114, Manhattan, Unlimited General Obligation
Insured: BAM
5.50%, due 1/1/49	6,210,000	6,968,889
		604,241,181
Indiana 0.6%
Greater Clark Building Corp., Revenue Bonds
Insured: State Intercept
6.00%, due 7/15/38	5,700,000	6,926,047
Indiana Finance Authority, Indiana University Health, Inc. Obligated Group, Revenue Bonds
Series A
4.00%, due 12/1/40	10,500,000	10,382,122
Indiana Finance Authority, CWA Authority, Inc., Revenue Bonds, First Lien
Series B
5.25%, due 10/1/47	4,695,000	5,155,241
Series B
5.25%, due 10/1/52	11,820,000	12,912,381
Indiana Housing & Community Development Authority, Revenue Bonds
Series A-1, Insured: GNMA / FNMA / FHLMC
5.75%, due 7/1/53	3,000,000	3,239,304
	Principal Amount	Value

Indiana (continued)
Indianapolis Local Public Improvement Bond Bank, Revenue Bonds
Series C
5.00%, due 1/1/52	$ 6,350,000	$ 6,879,938
		45,495,033
Iowa 0.2%
City of Coralville, Certificate of Participation
Series E
4.00%, due 6/1/23	1,320,000	1,319,030
Iowa Finance Authority, State Revolving Fund, Revenue Bonds
Series A
5.00%, due 8/1/35	6,600,000	7,326,212
PEFA, Inc., Revenue Bonds
5.00%, due 9/1/49 (a)	8,175,000	8,420,761
		17,066,003
Kansas 0.1%
City of Hutchinson, Hutchinson Regional Medical Center, Inc., Revenue Bonds
5.00%, due 12/1/26	565,000	574,624
5.00%, due 12/1/28	410,000	416,006
5.00%, due 12/1/30	500,000	506,933
University of Kansas Hospital Authority, KU Health System, Revenue Bonds
5.00%, due 9/1/33	2,500,000	2,617,191
5.00%, due 9/1/35	2,550,000	2,648,895
5.00%, due 9/1/45	4,400,000	4,484,177
		11,247,826
Kentucky 0.6%
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds (a)
Series A
4.00%, due 4/1/48	14,450,000	14,464,122
Series C
4.00%, due 2/1/50	8,640,000	8,652,737
Louisville & Jefferson County Visitors and Convention Commission, Revenue Bonds
Insured: AGM-CR
4.00%, due 6/1/29	3,320,000	3,420,710
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Kentucky (continued)
Louisville and Jefferson County Metropolitan Sewer District, Revenue Bonds
Series B
5.00%, due 5/15/36 (b)	$ 10,000,000	$ 11,819,161
Louisville/Jefferson County Metropolitan Government, Unlimited General Obligation
Series A
4.00%, due 4/1/35	3,750,000	4,018,197
Louisville/Jefferson County Metropolitan Government, UofL Health Project, Revenue Bonds
Series A, Insured: AGM
5.00%, due 5/15/47	8,450,000	8,977,249
		51,352,176
Louisiana 0.1%
City of New Orleans, Public Improvement, Unlimited General Obligation
Series A
5.00%, due 12/1/40	4,750,000	5,109,290
City of Shreveport, Unlimited General Obligation
Insured: BAM
5.00%, due 8/1/30	4,355,000	4,655,937
		9,765,227
Maine 0.0% ‡
Maine Municipal Bond Bank, Revenue Bonds
Series B
3.50%, due 11/1/29	3,700,000	3,778,927
Maryland 1.1%
County of Baltimore, Unlimited General Obligation
3.50%, due 8/1/29	8,200,000	8,297,933
5.00%, due 2/1/41	2,500,000	2,613,443
Maryland Stadium Authority, Baltimore City Public School Construction Financing Fund, Revenue Bonds
Insured: State Intercept
5.00%, due 5/1/24	4,040,000	4,115,972
	Principal Amount	Value

Maryland (continued)
Maryland Stadium Authority, Construction and Revitalization Program, Revenue Bonds
Series A, Insured: State Intercept
5.00%, due 5/1/42	$ 26,020,000	$ 27,633,713
State of Maryland, Department of Transportation, Revenue Bonds
Series A
3.00%, due 10/1/33	5,325,000	5,337,947
State of Maryland, Unlimited General Obligation, First Series
Series 1
4.00%, due 6/1/30	8,600,000	8,685,690
State of Maryland, State and Local Facilities Loan, Unlimited General Obligation
Series A
5.00%, due 6/1/33	4,250,000	5,131,195
Series A
5.00%, due 6/1/37	19,000,000	22,185,707
		84,001,600
Massachusetts 2.9%
City of Boston, Unlimited General Obligation
Series A
5.00%, due 11/1/37	5,750,000	6,747,385
Series A
5.00%, due 11/1/41	11,750,000	13,534,948
City of Worcester, Limited General Obligation
Insured: AGM
3.00%, due 2/1/37	2,750,000	2,505,974
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation
Series D
3.00%, due 5/1/35	5,540,000	5,266,490
Series B
3.00%, due 4/1/47	6,725,000	5,389,069
Series B
3.00%, due 2/1/48	30,270,000	24,108,166
Series B
3.00%, due 4/1/48	5,000,000	3,979,360
Series C
3.00%, due 3/1/49	13,250,000	10,468,792
Series B
3.00%, due 4/1/49	7,465,000	5,896,100

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Massachusetts (continued)
Commonwealth of Massachusetts, Consolidated Loan, Limited General Obligation (continued)
Series B
5.00%, due 7/1/30	$ 2,750,000	$ 3,221,145
Series A
5.00%, due 4/1/37	2,950,000	3,166,123
Series F
5.00%, due 11/1/39	8,100,000	8,713,093
Series D
5.00%, due 7/1/45	20,280,000	22,167,727
Series E
5.00%, due 11/1/50	4,050,000	4,407,318
Commonwealth of Massachusetts, Consolidated Loan, Unlimited General Obligation
Series C
5.00%, due 10/1/52	17,010,000	18,786,608
Commonwealth of Massachusetts Transportation Fund, Rail Enhancement Program, Revenue Bonds
Series A
4.00%, due 6/1/50	8,200,000	8,008,036
Series A
5.00%, due 6/1/50	17,300,000	18,928,139
Series B
5.00%, due 6/1/52	14,200,000	15,638,835
Commonwealth of Massachusetts Transportation Fund, Accelerated Bridge Program, Revenue Bonds
Series A
5.00%, due 6/1/44	4,750,000	4,805,164
Massachusetts Development Finance Agency, WGBH Educational Foundation, Revenue Bonds
4.00%, due 1/1/33	1,000,000	1,029,036
Massachusetts Development Finance Agency, Partners Healthcare System Issue, Revenue Bonds
Series O-2
5.00%, due 7/1/27	4,700,000	4,922,291
Massachusetts Development Finance Agency, Harvard University Issue, Revenue Bonds
Series B
5.00%, due 11/15/32	11,735,000	14,414,615
	Principal Amount	Value

Massachusetts (continued)
Massachusetts Development Finance Agency, Dana-Farber Cancer Institute, Revenue Bonds
Series N
5.00%, due 12/1/41	$ 6,500,000	$ 6,726,060
Massachusetts School Building Authority, Revenue Bonds
4.00%, due 8/15/45	4,550,000	4,491,603
Massachusetts School Building Authority, Revenue Bonds, Senior Lien
Series B
5.00%, due 11/15/33	8,500,000	9,183,541
Town of Natick, Qualified Municipal Purpose Loan, Limited General Obligation
4.00%, due 7/15/36	3,280,000	3,384,582
		229,890,200
Michigan 1.6%
Byron Center Public Schools, Unlimited General Obligation
Series II, Insured: Q-SBLF
5.25%, due 5/1/53 (b)	7,570,000	8,301,446
Downriver Utility Wastewater Authority, Revenue Bonds
Insured: AGM
5.00%, due 4/1/31	1,600,000	1,760,877
Flat Rock Community School District, Unlimited General Obligation
Insured: Q-SBLF
5.25%, due 5/1/52 (b)	5,785,000	6,294,425
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Second Lien
Series A
5.00%, due 7/1/24	3,000,000	3,056,575
Great Lakes Water Authority, Water Supply System, Revenue Bonds, Senior Lien
Series C
5.25%, due 7/1/34	15,350,000	16,442,656
Great Lakes Water Authority, Sewage Disposal System, Revenue Bonds, Senior Lien
Series B, Insured: AGM-CR
5.00%, due 7/1/34	12,940,000	13,808,442
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Michigan (continued)
Lincoln Consolidated School District, Unlimited General Obligation
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/28	$ 1,780,000	$ 1,888,486
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/30	1,455,000	1,534,250
Series A, Insured: AGM Q-SBLF
5.00%, due 5/1/40	1,500,000	1,554,691
Livonia Public Schools, Unlimited General Obligation
Series II, Insured: AGM
5.00%, due 5/1/40	3,615,000	3,770,795
Michigan Finance Authority, Wayne County Criminal Justice Center Project, Revenue Bonds, Senior Lien
5.00%, due 11/1/25	1,000,000	1,053,760
5.00%, due 11/1/27	1,200,000	1,307,867
Michigan Finance Authority, BHSH System Obligated Group, Revenue Bonds
5.00%, due 4/15/28	6,600,000	7,270,420
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Second Lien
Series C-7, Insured: NATL-RE
5.00%, due 7/1/32	2,000,000	2,036,109
Michigan Finance Authority, Great Lakes Water Authority Sewage Disposal System, Revenue Bonds, Senior Lien
Series C-3, Insured: AGM
5.00%, due 7/1/33	2,500,000	2,543,129
Michigan Finance Authority, Great Lakes Water Authority Water Supply System, Revenue Bonds
Series D-1, Insured: AGM
5.00%, due 7/1/35	1,750,000	1,776,584
Series D-6, Insured: NATL-RE
5.00%, due 7/1/36	6,350,000	6,429,795
Michigan State Housing Development Authority, Revenue Bonds
Series A
3.75%, due 4/1/27	8,500,000	8,522,106
	Principal Amount	Value

Michigan (continued)
State of Michigan, Trunk Line, Revenue Bonds
Series A
4.00%, due 11/15/44	$ 23,750,000	$ 23,640,726
Wayne County Airport Authority, Revenue Bonds
Series F
5.00%, due 12/1/31 (c)	11,000,000	11,331,462
		124,324,601
Minnesota 0.4%
City of Rochester, Mayo Clinic, Revenue Bonds
4.00%, due 11/15/39	13,675,000	14,258,599
County of Rice, Unlimited General Obligation
Series A, Insured: MN CRED PROG
5.00%, due 2/1/44	4,750,000	5,355,515
Metropolitan Council, Minneapolis-St.Paul Metropolitan Area, Unlimited General Obligation
Series A
3.00%, due 3/1/29	5,500,000	5,522,796
Minnesota Housing Finance Agency, Residential Housing Finance, Revenue Bonds
Series E, Insured: GNMA / FNMA / FHLMC
4.25%, due 1/1/49	2,205,000	2,215,269
White Bear Lake Independent School District No. 624, Unlimited General Obligation
Series A, Insured: SD CRED PROG
3.00%, due 2/1/43	4,060,000	3,439,073
		30,791,252
Mississippi 0.0% ‡
Mississippi Home Corp., Single Family Mortgage Housing, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.00%, due 12/1/44	1,065,000	1,063,223
Missouri 0.3%
Health & Educational Facilities Authority of the State of Missouri, Mercy Health, Revenue Bonds
4.00%, due 6/1/53	9,750,000	9,086,649

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Missouri (continued)
Metropolitan St. Louis Sewer District, Revenue Bonds
Series B
5.25%, due 5/1/52	$ 8,300,000	$ 9,319,504
Missouri Housing Development Commission, First Place Homeownership Loan Program, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.25%, due 5/1/47	230,000	231,005
Missouri Joint Municipal Electric Utility Commission, Prairie State Project, Revenue Bonds
5.00%, due 12/1/31	3,000,000	3,097,434
		21,734,592
Montana 0.5%
Montana Board of Housing, Single Family Mortgage, Revenue Bonds
Series B
3.40%, due 12/1/33	685,000	689,716
Series B
3.60%, due 6/1/37	890,000	873,816
Montana Facility Finance Authority, Benefis Health System Obligated Group, Revenue Bonds
5.00%, due 2/15/30	1,790,000	1,889,941
5.00%, due 2/15/31	1,500,000	1,580,964
5.00%, due 2/15/33	1,320,000	1,385,182
5.00%, due 2/15/34	1,200,000	1,257,266
Montana State Board of Regents, University of Montana/Missoula, Revenue Bonds
Insured: AGM
5.25%, due 11/15/52	15,200,000	16,875,894
Silver Bow County School District No. 1, School Building, Unlimited General Obligation
4.00%, due 7/1/32	1,945,000	2,040,398
4.00%, due 7/1/33	2,020,000	2,115,980
Yellowstone County K-12, School District No. 26 Lockwood, Unlimited General Obligation
5.00%, due 7/1/29	2,010,000	2,251,372
5.00%, due 7/1/30	2,000,000	2,240,358
	Principal Amount	Value

Montana (continued)
Yellowstone County K-12, School District No. 26 Lockwood, Unlimited General Obligation (continued)
5.00%, due 7/1/31	$ 2,265,000	$ 2,536,772
5.00%, due 7/1/32	2,550,000	2,854,264
		38,591,923
Nebraska 1.4%
Central Plains Energy, Nebraska Gas Project No. 4, Revenue Bonds
Series A
5.00%, due 3/1/50 (a)	42,065,000	42,375,663
Metropolitan Utilities District of Omaha, Revenue Bonds
3.30%, due 12/1/29	2,845,000	2,847,032
3.40%, due 12/1/30	7,000,000	7,021,837
Nebraska Investment Finance Authority, Single Family Housing, Revenue Bonds
Series C
4.00%, due 9/1/48	115,000	114,769
Omaha Public Power District, Electric System, Revenue Bonds
Series A
4.00%, due 2/1/51	16,400,000	15,712,137
Series A
5.00%, due 2/1/46	19,375,000	21,237,069
Series A
5.00%, due 2/1/47	19,000,000	21,109,188
Omaha Public Power District, Revenue Bonds
Series C
5.00%, due 2/1/43	4,500,000	4,587,494
		115,005,189
Nevada 1.5%
City of Reno, Capital Improvement, Revenue Bonds
Series A-1, Insured: AGM
4.00%, due 6/1/46	1,600,000	1,500,879
Clark County School District, Limited General Obligation
Series B, Insured: BAM
3.00%, due 6/15/36	5,500,000	5,046,772
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Nevada (continued)
County of Clark, Regional Transportation Commission of Southern Nevada Motor Fuel Tax, Revenue Bonds
Insured: AGM
4.00%, due 7/1/40	$ 16,500,000	$ 16,289,486
County of Clark, Limited General Obligation
Series A
5.00%, due 6/1/43	7,500,000	8,001,388
Las Vegas Convention & Visitors Authority, Convention Center Expansion, Revenue Bonds
Series B
4.00%, due 7/1/49	28,845,000	26,910,199
Series B
5.00%, due 7/1/34	2,500,000	2,911,285
Series B
5.00%, due 7/1/43	25,635,000	26,892,507
Series B
5.25%, due 7/1/49	8,000,000	8,744,619
Las Vegas Valley Water District, Limited General Obligation
5.00%, due 6/1/33	7,600,000	7,811,924
Las Vegas Valley Water District, Water Improvement, Limited General Obligation
Series A
5.00%, due 6/1/46	14,265,000	14,769,201
		118,878,260
New Hampshire 0.2%
City of Manchester, General Airport, Revenue Bonds
Series A, Insured: AGM
5.00%, due 1/1/26	1,800,000	1,802,508
New Hampshire Business Finance Authority, Pennichuck Water Works, Inc., Revenue Bonds
Series A
4.00%, due 4/1/50 (c)	4,525,000	4,042,415
New Hampshire Health and Education Facilities Authority Act, University System of New Hampshire, Revenue Bonds
5.00%, due 7/1/40	7,250,000	7,427,696
		13,272,619
	Principal Amount	Value

New Jersey 3.2%
Atlantic County Improvement Authority (The), Stockton University, Revenue Bonds
Series A, Insured: AGM
5.00%, due 7/1/31	$ 1,920,000	$ 2,051,330
Series A, Insured: AGM
5.00%, due 7/1/32	1,305,000	1,394,550
Series A, Insured: AGM
5.00%, due 7/1/33	1,395,000	1,489,670
City of Atlantic City, Unlimited General Obligation
Series B, Insured: AGM State Aid Withholding
5.00%, due 3/1/32	2,650,000	2,858,722
New Brunswick Parking Authority, City Guaranteed Parking, Revenue Bonds
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/30	3,605,000	3,841,889
Series A, Insured: BAM MUN GOVT GTD
5.00%, due 9/1/31	5,680,000	6,052,239
New Jersey Building Authority, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/28	1,805,000	1,917,843
New Jersey Economic Development Authority, The Goethals Bridge Replacement Project, Revenue Bonds (c)
5.00%, due 1/1/28	1,000,000	1,007,156
5.50%, due 1/1/26	1,000,000	1,009,796
New Jersey Economic Development Authority, State of New Jersey Motor Vehicle Surcharge, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/28	2,000,000	2,163,039
New Jersey Educational Facilities Authority, Stockton University, Revenue Bonds
Series A, Insured: BAM
5.00%, due 7/1/29	3,775,000	3,970,131

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Hackensack Meridian Health, Inc., Revenue Bonds
Series A
5.00%, due 7/1/38	$ 8,400,000	$ 8,902,823
New Jersey Transportation Trust Fund Authority, Transportation System, Revenue Bonds
Series C, Insured: NATL-RE
(zero coupon), due 12/15/27	7,960,000	6,847,372
Series C, Insured: NATL-RE
(zero coupon), due 12/15/30	17,075,000	13,212,053
Series C, Insured: AGM
(zero coupon), due 12/15/34	25,900,000	16,969,970
Series A
5.00%, due 12/15/26	3,500,000	3,724,243
Series AA
5.00%, due 6/15/44	11,355,000	11,364,319
Series BB
5.00%, due 6/15/44	11,555,000	12,125,559
Series AA
5.00%, due 6/15/46	6,115,000	6,401,909
New Jersey Transportation Trust Fund Authority, Federal Highway Reimbursement, Revenue Bonds
Series A
5.00%, due 6/15/28	4,050,000	4,280,855
Series A
5.00%, due 6/15/29	21,185,000	22,388,043
New Jersey Transportation Trust Fund Authority, Transportation Program, Revenue Bonds
Series AA
5.25%, due 6/15/43	8,655,000	9,207,838
New Jersey Transportation Trust Fund Authority, Build America Bonds, Revenue Bonds
Series C
5.754%, due 12/15/28	2,500,000	2,573,189
New Jersey Turnpike Authority, Revenue Bonds
Series A
5.00%, due 1/1/32	2,750,000	2,813,499
Series B
5.25%, due 1/1/52	40,755,000	45,645,914
	Principal Amount	Value

New Jersey (continued)
State of New Jersey, COVID-19 General Obligation Emergency Bonds, Unlimited General Obligation
Series A
4.00%, due 6/1/30	$ 9,000,000	$ 9,754,455
5.00%, due 6/1/24	6,165,000	6,289,322
State of New Jersey, Various Purpose, Unlimited General Obligation
5.00%, due 6/1/38	9,270,000	10,221,980
5.00%, due 6/1/41	11,100,000	12,085,835
Tobacco Settlement Financing Corp., Revenue Bonds
Series A
5.00%, due 6/1/30	1,815,000	1,975,289
Series A
5.00%, due 6/1/33	5,400,000	5,846,550
Series A
5.00%, due 6/1/34	1,500,000	1,617,661
Series A
5.00%, due 6/1/36	4,950,000	5,266,162
Township of Edison, Unlimited General Obligation
2.00%, due 3/15/36	4,545,000	3,709,171
		250,980,376
New Mexico 0.2%
Albuquerque Municipal School District No. 12, Unlimited General Obligation
Insured: State Aid Withholding
5.00%, due 8/1/24	4,550,000	4,647,698
New Mexico Hospital Equipment Loan Council, Presbyterian Healthcare Services, Revenue Bonds
Series A
4.00%, due 8/1/37	3,650,000	3,653,051
New Mexico Municipal Energy Acquisition Authority, Revenue Bonds
Series A
5.00%, due 11/1/39 (a)	8,800,000	9,016,525
		17,317,274
New York 16.0%
City of New York, Unlimited General Obligation
Series A, Insured: BAM
3.00%, due 8/1/36	12,320,000	11,586,461
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
33

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
City of New York, Unlimited General Obligation (continued)
Series A-1
4.00%, due 8/1/37	$ 2,000,000	$ 2,057,918
Series A-1
4.00%, due 8/1/38	6,150,000	6,280,849
Series D-1
4.00%, due 3/1/50	12,860,000	12,519,983
Series A-1
5.00%, due 9/1/37	4,250,000	4,901,410
Series C
5.00%, due 8/1/42	2,160,000	2,366,904
Series F-1
5.00%, due 3/1/43	4,315,000	4,745,553
Series B-1
5.25%, due 10/1/33	6,260,000	6,986,763
Series E
5.50%, due 8/1/25	4,750,000	4,772,479
County of Nassau, Limited General Obligation
Series A, Insured: AGM-CR
5.00%, due 1/1/26	5,000,000	5,311,700
County of Suffolk, Public Improvement, Limited General Obligation
Series A, Insured: BAM
4.00%, due 4/1/32	4,030,000	4,174,581
Hudson Yards Infrastructure Corp., Second Indenture, Revenue Bonds
Series A
4.00%, due 2/15/37	2,175,000	2,227,397
Series A
5.00%, due 2/15/39	4,700,000	4,990,501
Long Island Power Authority, Electric System, Revenue Bonds
5.00%, due 9/1/37	2,000,000	2,189,882
Series A, Insured: BAM
5.00%, due 9/1/39	8,500,000	8,618,475
Series A
5.00%, due 9/1/44	5,875,000	5,937,862
Series B
5.00%, due 9/1/45	7,570,000	7,736,092
Metropolitan Transportation Authority, Revenue Bonds
Series D-1
5.00%, due 11/15/26	2,285,000	2,368,188
5.00%, due 11/15/35	4,250,000	4,344,809
	Principal Amount	Value

New York (continued)
Metropolitan Transportation Authority, Revenue Bonds (continued)
Series A-1
5.00%, due 11/15/37	$ 1,300,000	$ 1,316,677
Series C
5.00%, due 11/15/38	6,300,000	6,311,888
Series A-1
5.00%, due 11/15/40	4,140,000	4,182,177
Series C
5.00%, due 11/15/42	8,525,000	8,541,087
Series E
5.00%, due 11/15/43	2,250,000	2,244,227
Series C-1
5.25%, due 11/15/29	2,230,000	2,317,457
Series B
5.25%, due 11/15/35	2,370,000	2,391,573
Series D-1
5.25%, due 11/15/44	6,355,000	6,403,742
Metropolitan Transportation Authority, Dedicated Tax Fund, Revenue Bonds
Series B-1
5.00%, due 11/15/36	4,675,000	4,948,120
Series A
5.00%, due 11/15/46	12,290,000	13,498,619
Series A
5.00%, due 11/15/48	5,810,000	6,357,563
Series A
5.00%, due 11/15/49	5,250,000	5,737,307
Metropolitan Transportation Authority, Green Bond, Revenue Bonds
Series A-1
5.00%, due 11/15/41	2,815,000	2,851,227
Series D-1
5.00%, due 11/15/44	10,450,000	10,930,840
Metropolitan Transportation Authority, Climate Certified Green Bond, Revenue Bonds
Series C, Insured: BAM
5.00%, due 11/15/44	12,545,000	13,166,792
New York City Housing Development Corp., Revenue Bonds
Series A-1
4.15%, due 11/1/38	16,230,000	16,077,401

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
34	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York City Municipal Water Finance Authority, Water & Sewer System Second General Resolution, Revenue Bonds
Series BB-1, Insured: BAM
3.00%, due 6/15/44	$ 18,700,000	$ 15,204,725
Series DD-1
3.00%, due 6/15/50	4,515,000	3,468,097
Series FF-2
4.00%, due 6/15/41	6,975,000	7,001,882
Series AA-2
4.00%, due 6/15/42	3,665,000	3,671,632
Series AA-2
4.00%, due 6/15/43	6,200,000	6,199,901
Series AA-2
5.00%, due 6/15/28	1,000,000	1,075,428
Series AA-2
5.00%, due 6/15/29	1,100,000	1,221,996
Series AA-2
5.00%, due 6/15/32	1,000,000	1,186,947
Series AA
5.00%, due 6/15/37	3,750,000	4,044,449
Series AA
5.00%, due 6/15/38	3,750,000	4,036,464
Series FF
5.00%, due 6/15/38	4,565,000	4,965,009
Series EE
5.00%, due 6/15/40	6,905,000	7,468,488
Series EE
5.00%, due 6/15/45	3,750,000	4,149,377
Series DD-1
5.00%, due 6/15/48	3,715,000	3,964,196
Series GG-1
5.00%, due 6/15/48	4,350,000	4,701,768
Series BB
5.00%, due 6/15/49	7,000,000	7,497,965
Series CC-1
5.00%, due 6/15/51	10,955,000	11,902,989
Series AA-1
5.25%, due 6/15/52	6,915,000	7,747,673
New York City Transitional Finance Authority, Building Aid, Revenue Bonds
Series S-1, Insured: State Aid Withholding
3.00%, due 7/15/49	10,000,000	7,768,283
	Principal Amount	Value

New York (continued)
New York City Transitional Finance Authority, Building Aid, Revenue Bonds (continued)
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/35	$ 4,070,000	$ 4,312,950
Series S-1A, Insured: State Aid Withholding
4.00%, due 7/15/36	5,750,000	5,989,699
Series S-1, Insured: State Aid Withholding
4.00%, due 7/15/40	6,600,000	6,607,904
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/33	5,060,000	5,216,481
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/36	8,450,000	8,663,205
Series S-1, Insured: State Aid Withholding
5.00%, due 7/15/43	7,130,000	7,396,310
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds
Series E-1
4.00%, due 2/1/39	6,080,000	6,107,745
Series C-1
4.00%, due 5/1/45	18,500,000	18,186,223
Series E-1
4.00%, due 2/1/46	16,085,000	15,784,749
Series F-1
5.00%, due 5/1/32	3,250,000	3,529,189
Series A-1
5.00%, due 5/1/33	8,475,000	9,001,558
Series A-2
5.00%, due 8/1/34	6,645,000	7,215,642
Series A-1
5.00%, due 8/1/40	9,800,000	10,557,035
Series E-1
5.00%, due 2/1/43	3,500,000	3,694,066
Series A-1
5.25%, due 8/1/40	7,000,000	8,079,891
Series D-1
5.50%, due 11/1/45	16,200,000	18,702,561
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
35

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York Convention Center Development Corp., Hotel Unit Fee, Revenue Bonds, Sub. Lien
Series B, Insured: BAM
(zero coupon), due 11/15/36	$ 4,800,000	$ 2,773,172
New York Liberty Development Corp., Bank of America Tower at One Bryant Park Project, Revenue Bonds
2.45%, due 9/15/69	11,125,000	10,063,741
New York Liberty Development Corp., 1 World Trade Center, Revenue Bonds
Insured: AGM-CR
3.00%, due 2/15/42	14,750,000	11,826,000
Insured: BAM
4.00%, due 2/15/43	3,250,000	3,218,524
Insured: AGM-CR
4.00%, due 2/15/43	9,500,000	9,435,695
New York Power Authority, Revenue Bonds
Series A
4.00%, due 11/15/45	6,000,000	5,905,301
Series A
4.00%, due 11/15/50	14,400,000	13,990,863
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds
Series A
3.00%, due 3/15/39	17,500,000	15,169,338
Series E
3.00%, due 3/15/41	2,250,000	1,896,675
Series A
4.00%, due 3/15/36	6,750,000	6,986,093
Series D
4.00%, due 2/15/37	5,250,000	5,370,108
Series A
4.00%, due 3/15/37	4,000,000	4,104,259
Series A
4.00%, due 3/15/37	3,200,000	3,276,690
Series D
4.00%, due 2/15/39	4,750,000	4,777,754
Series A
4.00%, due 3/15/39	17,200,000	17,429,964
Series E
4.00%, due 3/15/39	5,815,000	5,892,747
	Principal Amount	Value

New York (continued)
New York State Dormitory Authority, State Personal Income Tax, Revenue Bonds (continued)
Series A
4.00%, due 3/15/41	$ 3,180,000	$ 3,182,461
Series E
4.00%, due 3/15/42	8,500,000	8,464,315
Series E
4.00%, due 3/15/45	2,550,000	2,517,677
Series E
5.00%, due 3/15/34	3,440,000	3,607,708
Series E
5.00%, due 2/15/35	2,905,000	3,296,993
Series A
5.00%, due 3/15/36	8,500,000	9,409,451
Series A
5.00%, due 3/15/46	4,750,000	5,206,694
New York State Dormitory Authority, School Districts Financing Program, Revenue Bonds
Series A, Insured: AGM
5.00%, due 10/1/34	5,000	5,637
Series A, Insured: BAM
5.00%, due 10/1/36	3,750,000	4,280,262
New York State Dormitory Authority, University Facilities, Revenue Bonds
Series A
5.00%, due 7/1/36	1,000,000	1,081,061
New York State Dormitory Authority, Sales Tax, Revenue Bonds
Series A
5.00%, due 3/15/39	8,500,000	9,017,264
Series A
5.00%, due 3/15/40	20,130,000	21,657,048
Series C
5.00%, due 3/15/40	12,600,000	13,555,827
Series C
5.00%, due 3/15/41	28,570,000	30,660,264
5.00%, due 3/15/42	4,750,000	5,083,459
New York State Dormitory Authority, St. John's University, Revenue Bonds
5.00%, due 7/1/39	7,450,000	8,371,125
5.00%, due 7/1/40	7,835,000	8,747,289

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
36	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
New York State Dormitory Authority, New York University, Revenue Bonds
Series A, Insured: NATL-RE
5.75%, due 7/1/27	$ 3,200,000	$ 3,378,454
New York State Environmental Facilities Corp., Clean Water & Drinking Water, Revenue Bonds
Series B
3.00%, due 6/15/38	8,100,000	7,334,171
New York State Thruway Authority, Revenue Bonds
Series B
4.00%, due 1/1/38	4,250,000	4,275,885
Series N
5.00%, due 1/1/36	13,910,000	15,635,142
New York State Thruway Authority, Revenue Bonds, Junior Lien
Series A
5.00%, due 1/1/41	5,440,000	5,633,973
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds
Series B, Insured: BAM
4.00%, due 1/1/39	14,180,000	14,209,051
Series B, Insured: AGM
4.00%, due 1/1/50	4,740,000	4,550,287
New York State Thruway Authority, General Revenue Junior Indebtedness Obligation, Revenue Bonds, Junior Lien
Series B, Insured: BAM
4.00%, due 1/1/45	4,650,000	4,537,103
Series A
5.00%, due 1/1/46	4,250,000	4,361,271
New York State Thruway Authority, State Personal Income Tax, Revenue Bonds
Series A
5.00%, due 3/15/34	16,050,000	19,172,574
New York State Urban Development Corp., Sales Tax, Revenue Bonds
Series A
3.00%, due 3/15/40	6,750,000	5,828,555
Series A
3.00%, due 3/15/41	1,750,000	1,489,419
	Principal Amount	Value

New York (continued)
New York State Urban Development Corp., Sales Tax, Revenue Bonds (continued)
Series A
3.00%, due 3/15/42	$ 8,500,000	$ 7,121,665
Series A
4.00%, due 3/15/37	14,250,000	14,641,697
Series A
4.00%, due 3/15/42	8,680,000	8,666,323
Series A
5.00%, due 3/15/36	5,360,000	5,994,364
New York State Urban Development Corp., Personal Income Tax, Revenue Bonds
Series E
4.00%, due 3/15/46	2,520,000	2,458,248
Series A
5.00%, due 3/15/30	10,450,000	11,099,494
Series A
5.00%, due 3/15/42	15,250,000	16,945,224
Series C
5.00%, due 3/15/50	4,750,000	5,137,124
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project, Revenue Bonds (c)
Series A, Insured: AGM
4.00%, due 7/1/35	10,730,000	10,731,788
Series A, Insured: AGM
4.00%, due 7/1/37	11,770,000	11,577,556
New York Transportation Development Corp., Terminal 4 John F. Kennedy International Airport Project, Revenue Bonds (c)
Insured: AGM-CR
5.00%, due 12/1/27	4,250,000	4,588,614
Insured: AGM-CR
5.00%, due 12/1/28	4,250,000	4,631,023
Insured: AGM-CR
5.00%, due 12/1/29	7,900,000	8,705,796
5.00%, due 12/1/30	1,700,000	1,856,076
Onondaga County Trust for Cultural Resources, Syracuse University Project, Revenue Bonds
5.00%, due 12/1/43	13,060,000	14,323,072
5.00%, due 12/1/45	5,640,000	6,158,215
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
37

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
Port Authority of New York & New Jersey, Revenue Bonds (c)
4.00%, due 3/15/30	$ 16,000,000	$ 16,496,794
Series 223
4.00%, due 7/15/39	2,090,000	2,031,449
Series 221
4.00%, due 7/15/40	2,750,000	2,660,054
Series 223
4.00%, due 7/15/46	4,175,000	3,952,715
Series 185
5.00%, due 9/1/27	6,200,000	6,313,056
Series 178
5.00%, due 12/1/28	6,850,000	6,895,421
Series 185
5.00%, due 9/1/31	6,750,000	6,846,713
Series 185
5.00%, due 9/1/32	6,000,000	6,083,629
Series 178
5.00%, due 12/1/32	4,750,000	4,779,592
Series 178
5.00%, due 12/1/33	7,600,000	7,646,475
Series 218
5.00%, due 11/1/44	2,750,000	2,890,083
Series 234
5.25%, due 8/1/47	18,635,000	20,368,191
Series 231
5.50%, due 8/1/39	7,600,000	8,745,912
Series 231
5.50%, due 8/1/47	18,000,000	20,077,407
Series 231
5.50%, due 8/1/52	3,415,000	3,786,043
Series 234
5.50%, due 8/1/52	2,675,000	2,965,642
Rensselaer City School District, Certificate of Participation
Insured: AGM State Aid Withholding
5.00%, due 6/1/30	1,880,000	1,983,972
Insured: AGM State Aid Withholding
5.00%, due 6/1/32	2,000,000	2,108,801
State of New York, Unlimited General Obligation
Series A
3.00%, due 3/15/34	2,250,000	2,247,475
Suffolk County Water Authority, Revenue Bonds
3.00%, due 6/1/45	3,875,000	3,130,692
	Principal Amount	Value

New York (continued)
Suffolk County Water Authority, Waterworks, Revenue Bonds
Series A
3.75%, due 6/1/36	$ 15,470,000	$ 15,475,365
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds, Senior Lien
Series C-3
3.00%, due 5/15/51	8,750,000	6,649,504
Series D-2
4.50%, due 5/15/47	10,000,000	10,317,631
Series D-2
5.25%, due 5/15/47	22,750,000	25,650,887
Series C
5.25%, due 5/15/52	5,000,000	5,575,554
Series D-2
5.50%, due 5/15/52	28,550,000	32,753,748
Triborough Bridge & Tunnel Authority, Payroll Mobility Tax, Revenue Bonds
Series C
4.00%, due 11/15/42	4,335,000	4,310,686
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series C
4.00%, due 11/15/41	10,250,000	10,256,951
Series B
5.00%, due 11/15/35	7,260,000	7,843,063
Series B
5.00%, due 11/15/37	2,850,000	3,057,201
Series A
5.00%, due 11/15/41	4,750,000	4,920,435
Series A
5.00%, due 11/15/42	5,005,000	5,390,011
Series A
5.00%, due 11/15/46	9,695,000	10,320,942
Series A
5.00%, due 11/15/46	2,250,000	2,316,397
Triborough Bridge & Tunnel Authority, Sales Tax, Revenue Bonds
Series A
5.25%, due 5/15/52	20,750,000	23,143,033
Series A
5.50%, due 5/15/63	4,340,000	4,881,203

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
38	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
New York (continued)
TSASC, Inc., Tobacco Settlement Bonds, Revenue Bonds
Series A
5.00%, due 6/1/34	$ 5,890,000	$ 6,134,330
Series A
5.00%, due 6/1/35	2,365,000	2,451,596
Utility Debt Securitization Authority, Revenue Bonds
Series TE
5.00%, due 12/15/31	2,750,000	2,781,340
Series E-1
5.00%, due 12/15/39	9,500,000	11,007,937
		1,270,268,534
North Carolina 0.1%
North Carolina Housing Finance Agency, Revenue Bonds
Series 49, Insured: GNMA / FNMA / FHLMC
6.00%, due 7/1/53	8,500,000	9,304,317
Ohio 1.0%
American Municipal Power, Inc., Prairie State Energy Campus Project, Revenue Bonds
Series A, Insured: BAM
4.00%, due 2/15/34	23,160,000	24,330,134
Series A, Insured: BAM
5.00%, due 2/15/33	3,450,000	3,931,574
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Senior Lien
Series A-2, Class 1
5.00%, due 6/1/36	4,250,000	4,538,972
Clermont County Port Authority, West Clermont Local School District Project, Revenue Bonds
Insured: BAM
5.00%, due 12/1/32	2,200,000	2,299,780
Insured: BAM
5.00%, due 12/1/33	1,335,000	1,394,873
Cleveland-Cuyahoga County Port Authority, Annual Appropriation Bonds, Revenue Bonds
6.00%, due 11/15/25	1,260,000	1,262,461
	Principal Amount	Value

Ohio (continued)
County of Franklin, Ohio Hospital, Revenue Bonds
5.00%, due 5/15/40	$ 5,750,000	$ 5,866,922
Ohio Higher Educational Facility Commission, Ashtabula County Medical Center Obligated Group, Revenue Bonds
5.00%, due 1/1/30	210,000	226,958
5.00%, due 1/1/34	360,000	394,374
5.25%, due 1/1/36	495,000	542,308
5.25%, due 1/1/52	2,500,000	2,565,086
Ohio Housing Finance Agency, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
4.50%, due 9/1/48	2,570,000	2,594,163
University of Cincinnati, Revenue Bonds
Series C
5.00%, due 6/1/46	2,250,000	2,321,593
Worthington City School District, Unlimited General Obligation
5.50%, due 12/1/54	25,055,000	28,663,401
		80,932,599
Oklahoma 0.2%
Garfield County Educational Facilities Authority, Enid Public Schools Project, Revenue Bonds
Series A
5.00%, due 9/1/28	4,000,000	4,225,485
Lincoln County Educational Facilities Authority, Stroud Public Schools Project, Revenue Bonds
5.00%, due 9/1/28	2,450,000	2,587,316
5.00%, due 9/1/29	2,120,000	2,234,703
Oklahoma Turnpike Authority, Revenue Bonds, Second Series
Series C
4.00%, due 1/1/42	4,250,000	4,270,814
Weatherford Industrial Trust, Custer County Independent School District No. 26 Weatherford, Revenue Bonds
5.00%, due 3/1/31	1,820,000	2,015,863
5.00%, due 3/1/33	2,000,000	2,208,760
		17,542,941
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
39

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Oregon 0.3%
Multnomah County School District No. 40, Unlimited General Obligation
Series B, Insured: School Bond Guaranty
5.50%, due 6/15/53	$ 8,875,000	$ 10,180,189
Port of Portland, Airport, Revenue Bonds
Series A
5.00%, due 7/1/37 (c)	8,850,000	9,479,500
State of Oregon, Unlimited General Obligation
Series F
5.00%, due 5/1/30	3,800,000	4,051,884
5.00%, due 5/1/42	2,795,000	2,949,526
		26,661,099
Pennsylvania 2.5%
City of Philadelphia, Unlimited General Obligation
Series A
5.00%, due 5/1/32	3,750,000	4,358,603
City of Philadelphia, Water & Wastewater, Revenue Bonds
Series C
5.50%, due 6/1/52	11,400,000	12,684,535
Commonwealth Financing Authority, Tobacco Master Settlement Payment, Revenue Bonds
Insured: AGM
4.00%, due 6/1/39	5,000,000	4,923,823
Insured: BAM
5.00%, due 6/1/31	8,450,000	9,246,315
Commonwealth Financing Authority, Revenue Bonds
Series C, Insured: AGM
5.197%, due 6/1/26	7,990,000	7,988,193
Commonwealth of Pennsylvania, Unlimited General Obligation, First Series
Series 1
4.00%, due 4/1/31	9,500,000	9,506,547
Series 1
4.00%, due 4/1/32	20,600,000	20,617,129
Delaware River Port Authority, Revenue Bonds
5.00%, due 1/1/37	11,500,000	11,632,887
	Principal Amount	Value

Pennsylvania (continued)
Lancaster County Hospital Authority, University of Pennsylvania Health System Obligated Group (The), Revenue Bonds
Series B
5.00%, due 8/15/46	$ 6,000,000	$ 6,142,390
Pennsylvania Economic Development Financing Authority, UPMC Obligated Group, Revenue Bonds
Series A
4.00%, due 11/15/36	4,215,000	4,236,777
Pennsylvania Economic Development Financing Authority, Penndot Major Bridges Project, Revenue Bonds
Insured: AGM
5.75%, due 12/31/62 (c)	24,960,000	27,640,614
Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System, Revenue Bonds
4.00%, due 8/15/49	19,640,000	18,882,177
5.00%, due 8/15/49	4,450,000	4,613,580
Pennsylvania Housing Finance Agency, Revenue Bonds
Series A-141
5.75%, due 10/1/53	6,560,000	7,090,642
Pennsylvania State University (The), Revenue Bonds
Series A
5.00%, due 9/1/48	4,750,000	5,110,135
Pennsylvania Turnpike Commission, Revenue Bonds
5.00%, due 6/1/29	2,265,000	2,393,630
Pennsylvania Turnpike Commission, Revenue Bonds, Second Series
5.00%, due 12/1/35	2,500,000	2,690,909
Philadelphia Authority for Industrial Development, St. Joseph's University Project, Revenue Bonds
5.25%, due 11/1/52	3,250,000	3,484,214
Philadelphia Gas Works Co., Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/50	3,080,000	3,281,011
Pittsburgh Water & Sewer Authority, Revenue Bonds, First Lien
Series B
5.25%, due 9/1/40	4,250,000	4,265,905

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
40	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Pennsylvania (continued)
State Public School Building Authority, Philadelphia Community College, Revenue Bonds
Series A, Insured: BAM
5.00%, due 6/15/28	$ 4,505,000	$ 4,647,955
State Public School Building Authority, School District of Philadelphia (The), Revenue Bonds
Series A, Insured: AGM State Aid Withholding
5.00%, due 6/1/31	25,475,000	27,077,319
		202,515,290
Puerto Rico 0.3%
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Revenue Bonds, Senior Lien
Series A, Insured: AGC-ICC
6.125%, due 7/1/24	290,000	292,655
Puerto Rico Electric Power Authority, Revenue Bonds
Series DDD, Insured: AGM
3.625%, due 7/1/23	2,865,000	2,859,538
Series UU, Insured: AGC
4.25%, due 7/1/27	2,345,000	2,294,221
Series NN, Insured: NATL-RE
4.75%, due 7/1/33	1,140,000	1,140,791
Series PP, Insured: NATL-RE
5.00%, due 7/1/23	855,000	854,999
Series SS, Insured: NATL-RE
5.00%, due 7/1/23	825,000	824,999
Series UU, Insured: AGM
5.00%, due 7/1/23	2,040,000	2,052,835
Series PP, Insured: NATL-RE
5.00%, due 7/1/24	2,415,000	2,417,121
Series UU, Insured: AGM
5.00%, due 7/1/24	3,915,000	3,939,632
Series TT, Insured: AGM-CR
5.00%, due 7/1/27	500,000	503,146
Series SS, Insured: AGM
5.00%, due 7/1/30	550,000	553,460
Series VV, Insured: NATL-RE
5.25%, due 7/1/26	1,575,000	1,582,986
Series VV, Insured: NATL-RE
5.25%, due 7/1/29	1,470,000	1,480,735
Series VV, Insured: NATL-RE
5.25%, due 7/1/32	1,225,000	1,230,659
	Principal Amount	Value

Puerto Rico (continued)
Puerto Rico Electric Power Authority, Revenue Bonds (continued)
Series VV, Insured: NATL-RE
5.25%, due 7/1/34	$ 550,000	$ 552,961
Puerto Rico Municipal Finance Agency, Revenue Bonds
Series A, Insured: AGM
5.00%, due 8/1/27	260,000	261,636
Series A, Insured: AGM
5.00%, due 8/1/30	1,440,000	1,449,060
Series C, Insured: AGC
5.25%, due 8/1/23	320,000	321,512
Puerto Rico Sales Tax Financing Corp., Revenue Bonds
Insured: BHAC-CR
(zero coupon), due 8/1/54	98,098	20,050
		24,632,996
Rhode Island 0.0% ‡
Providence Public Building Authority, Various Capital Projects, Revenue Bonds
Series A, Insured: AGM
5.875%, due 6/15/26	1,285,000	1,287,520
Rhode Island Health and Educational Building Corp., Public Schools Financing Program, Revenue Bonds
Series B
5.00%, due 5/15/36	1,205,000	1,325,154
		2,612,674
South Carolina 1.5%
Beaufort County School District, Unlimited General Obligation
Series B, Insured: SCSDE
3.50%, due 3/1/28	2,835,000	2,845,934
Series B, Insured: SCSDE
3.50%, due 3/1/29	2,500,000	2,510,248
Series B, Insured: SCSDE
3.50%, due 3/1/30	5,330,000	5,352,964
Berkeley County School District, Unlimited General Obligation
Series C, Insured: SCSDE
2.50%, due 3/1/24	4,110,000	4,024,103
City of Columbia, Waterworks & Sewer System, Revenue Bonds
5.25%, due 2/1/52	5,310,000	6,002,688
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
41

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
South Carolina (continued)
Patriots Energy Group Financing Agency, Gas Supply, Revenue Bonds
Series A
4.00%, due 10/1/48 (a)	$ 16,520,000	$ 16,549,746
South Carolina Public Service Authority, Revenue Bonds
Series B, Insured: AGM-CR
4.00%, due 12/1/29	4,167,000	4,367,223
Series A, Insured: BAM
4.00%, due 12/1/40	5,450,000	5,409,078
Series A, Insured: AGM-CR
5.00%, due 12/1/31	2,250,000	2,542,869
Series A, Insured: AGM-CR
5.00%, due 12/1/32	8,500,000	8,963,625
Series A, Insured: AGM-CR
5.00%, due 12/1/36	12,750,000	14,163,953
Series E, Insured: AGM
5.00%, due 12/1/52	14,250,000	15,133,044
Series E, Insured: AGM
5.50%, due 12/1/42	9,125,000	10,242,447
South Carolina Public Service Authority, Santee Cooper Project, Revenue Bonds
Series B, Insured: BAM
4.00%, due 12/1/55	3,000	2,798
Series B
5.00%, due 12/1/51	2,000,000	2,047,125
South Carolina Transportation Infrastructure Bank, Revenue Bonds
Series A
5.00%, due 10/1/36	12,950,000	14,008,091
Sumter Two School Facilities, Inc., Sumter School District Project, Revenue Bonds
Series C, Insured: BAM
5.00%, due 12/1/27	1,100,000	1,159,838
		115,325,774
South Dakota 0.1%
South Dakota Conservancy District, State Revolving Fund Program, Revenue Bonds
5.00%, due 8/1/37	1,750,000	1,925,867
5.00%, due 8/1/38	2,250,000	2,465,347
	Principal Amount	Value

South Dakota (continued)
South Dakota Housing Development Authority, Revenue Bonds
Series A, Insured: GNMA / FNMA / FHLMC
6.00%, due 5/1/54	$ 5,250,000	$ 5,730,926
		10,122,140
Tennessee 0.7%
Metropolitan Government of Nashville & Davidson County, Unlimited General Obligation
Series A
4.00%, due 1/1/40	4,500,000	4,582,399
Metropolitan Nashville Airport Authority (The), Revenue Bonds (c)
Series B
5.00%, due 7/1/44	10,225,000	10,668,768
Series B
5.25%, due 7/1/47	5,250,000	5,610,151
Series B
5.50%, due 7/1/40	2,000,000	2,228,166
Series B
5.50%, due 7/1/41	3,000,000	3,328,172
Series B
5.50%, due 7/1/52	7,000,000	7,587,770
Tennessee Energy Acquisition Corp., Revenue Bonds (a)
4.00%, due 11/1/49	1,250,000	1,250,450
Series A
5.00%, due 5/1/52	10,000,000	10,590,970
Series A-1
5.00%, due 5/1/53	9,000,000	9,365,896
Tennessee Housing Development Agency, Revenue Bonds
4.50%, due 7/1/49	3,565,000	3,598,518
		58,811,260
Texas 8.2%
Aldine Independent School District, Unlimited General Obligation
Insured: PSF-GTD
4.00%, due 2/15/31	11,000,000	11,185,602
Argyle Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/15/47	16,275,000	18,039,975

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
42	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Arlington Higher Education Finance Corp., Harmony Public Schools, Revenue Bonds
Series A, Insured: PSF-GTD
5.00%, due 2/15/35	$ 3,450,000	$ 3,533,735
Austin Independent School District, Unlimited General Obligation
5.00%, due 8/1/43	3,750,000	4,264,182
Bexar County Hospital District, Certificates of Obligation, Limited General Obligation
4.00%, due 2/15/37	3,450,000	3,463,554
Central Texas Turnpike System, Revenue Bonds
Series C
5.00%, due 8/15/28	2,070,000	2,113,889
Series C
5.00%, due 8/15/34	5,200,000	5,302,709
Series C
5.00%, due 8/15/42	2,135,000	2,158,123
City of Arlington, Special Tax, Special Tax, Senior Lien
Series A, Insured: AGM
5.00%, due 2/15/48	7,500,000	7,847,577
City of Austin, Water & Wastewater System, Revenue Bonds
Series A
3.35%, due 5/15/29	4,250,000	4,252,817
City of Austin, Airport System, Revenue Bonds
5.00%, due 11/15/44	4,750,000	4,761,098
5.00%, due 11/15/52	10,750,000	11,224,781
5.25%, due 11/15/47	12,750,000	13,654,002
City of Austin, Electric Utility, Revenue Bonds
5.00%, due 11/15/45	5,070,000	5,186,379
City of Celina, Limited General Obligation
5.00%, due 9/1/47	7,600,000	8,326,622
City of Dallas, Hotel Occupancy Tax, Revenue Bonds
4.00%, due 8/15/36	1,150,000	1,150,802
City of El Paso, Limited General Obligation
Insured: BAM
4.00%, due 8/15/42	16,040,000	16,078,409
	Principal Amount	Value

Texas (continued)
City of Georgetown, Utility System, Revenue Bonds
Insured: AGM
5.25%, due 8/15/52	$ 4,700,000	$ 5,128,968
City of Houston, Public Improvement, Limited General Obligation
Series A
5.00%, due 3/1/28	3,445,000	3,749,808
City of Houston, Hotel Occupancy Tax & Special Tax, Revenue Bonds
5.00%, due 9/1/31	2,200,000	2,232,379
5.00%, due 9/1/34	1,550,000	1,566,785
City of Lubbock, Electric Light & Power System, Revenue Bonds
4.00%, due 4/15/46	8,150,000	7,814,214
Insured: AGM-CR
4.00%, due 4/15/51	6,290,000	6,114,888
City of San Antonio, Electric & Gas Systems, Revenue Bonds
4.00%, due 2/1/28	2,750,000	2,829,812
5.00%, due 2/1/26	4,000,000	4,232,014
City of San Antonio, Electric & Gas Systems, Revenue Bonds, Junior Lien
4.00%, due 2/1/43	5,755,000	5,631,232
Cleburne Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/35	6,000,000	6,275,003
Collin County Community College District, Limited General Obligation
3.50%, due 8/15/37	4,250,000	4,100,058
Conroe Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/24	2,380,000	2,413,784
Corpus Christi Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 8/15/37	3,250,000	3,356,879
County of Harris, Limited General Obligation
Series A
5.00%, due 10/1/38	4,500,000	4,660,119
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
43

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Cypress-Fairbanks Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
3.30%, due 2/15/30	$ 3,500,000	$ 3,492,719
Dallas Area Rapid Transit, Revenue Bonds, Senior Lien
Series A
5.00%, due 12/1/45	6,980,000	7,568,548
Dallas Fort Worth International Airport, Revenue Bonds
Series C
0.632%, due 11/1/23	1,705,000	1,667,500
Series B, Insured: BAM
4.00%, due 11/1/35	19,790,000	20,448,734
Series E
5.25%, due 11/1/33 (c)	3,220,000	3,238,631
Fort Bend Grand Parkway Toll Road Authority, Revenue Bonds, Sub. Lien
3.00%, due 3/1/46	6,250,000	4,901,800
Fredericksburg Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/47	7,795,000	8,669,852
Lamar Consolidated Independent School District, Unlimited General Obligation
Insured: AGM
5.50%, due 2/15/58	50,450,000	57,443,974
Leander Independent School District, Unlimited General Obligation
Series A, Insured: PSF-GTD
5.00%, due 8/15/38	8,910,000	9,177,281
Series A, Insured: PSF-GTD
5.00%, due 8/15/39	6,575,000	6,762,040
Love Field Airport Modernization Corp., Revenue Bonds
Insured: AGM
4.00%, due 11/1/40 (c)	5,750,000	5,608,532
Lower Colorado River Authority, LCRA Transmission Services Corp., Revenue Bonds
Series A
5.00%, due 5/15/50	4,400,000	4,680,085
	Principal Amount	Value

Texas (continued)
Lower Colorado River Authority, LCRA Transmission Services Corp., Revenue Bonds (continued)
Insured: AGM-CR
5.00%, due 5/15/51	$ 6,270,000	$ 6,697,457
Insured: AGM
5.50%, due 5/15/48	8,100,000	9,140,051
Insured: AGM
5.50%, due 5/15/53	26,875,000	30,100,215
North Texas Municipal Water District, Sabine Creek Regional Wastewater System, Revenue Bonds
Insured: AGM
4.375%, due 6/1/52	7,200,000	7,221,495
North Texas Tollway Authority, Revenue Bonds, Second Tier
Series B
3.00%, due 1/1/51	11,660,000	8,589,014
Series B
5.00%, due 1/1/39	4,500,000	4,729,956
North Texas Tollway Authority, Revenue Bonds, First Tier
Series A
4.125%, due 1/1/39	2,250,000	2,291,136
Series A
4.125%, due 1/1/40	4,750,000	4,795,901
Series A
5.00%, due 1/1/27	7,270,000	7,350,867
Series A
5.25%, due 1/1/38	6,700,000	7,599,797
North Texas Tollway Authority, Revenue Bonds
Series A
5.00%, due 1/1/34	1,400,000	1,445,266
Series A
5.00%, due 1/1/35	2,450,000	2,525,344
Series A, Insured: BAM
5.00%, due 1/1/38	8,175,000	8,376,036
Series B
5.00%, due 1/1/45	5,200,000	5,295,391
Northwest Independent School District, Unlimited General Obligation
Series B, Insured: PSF-GTD
5.00%, due 2/15/25	4,500,000	4,660,601

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
44	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Prosper Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/48	$ 4,750,000	$ 4,995,535
Rockwall Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.25%, due 2/15/48 (b)	11,000,000	12,475,266
San Antonio Water System, Revenue Bonds, Junior Lien
Series B
5.25%, due 5/15/52	42,750,000	46,812,541
State of Texas, Unlimited General Obligation
Series A
3.00%, due 8/1/27	2,075,000	2,072,827
Series A
3.30%, due 10/1/29	10,900,000	10,936,273
Series D
3.40%, due 5/15/31	2,000,000	2,007,963
Series A
5.00%, due 10/1/32	5,000,000	5,232,277
5.00%, due 4/1/33	10,500,000	11,046,783
Series A
5.00%, due 10/1/36	20,000,000	20,730,436
Series A
5.00%, due 4/1/37	4,525,000	4,714,447
Series B
5.00%, due 8/1/39	2,000,000	2,059,187
Series B
5.00%, due 8/1/41	4,750,000	4,875,061
5.00%, due 4/1/43	7,390,000	7,616,618
Tarrant County Cultural Education Facilities Finance Corp., Buckner Retirement Services, Revenue Bonds
Series B
5.00%, due 11/15/46	2,840,000	2,772,016
Texas Department of Housing & Community Affairs, Residential Mortgage, Revenue Bonds
Series A, Insured: GNMA / FNMA
4.75%, due 1/1/49	15,000	15,197
Texas Department of Housing & Community Affairs, Revenue Bonds
Series B, Insured: GNMA
6.00%, due 3/1/53	11,800,000	13,087,990
	Principal Amount	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply, Revenue Bonds
5.00%, due 12/15/25	$ 1,525,000	$ 1,548,120
5.00%, due 12/15/26	1,675,000	1,715,895
5.00%, due 12/15/27	8,430,000	8,707,953
5.00%, due 12/15/28	3,000,000	3,125,225
5.00%, due 12/15/31	10,075,000	10,605,489
Texas Private Activity Bond Surface Transportation Corp., LBJ Infrastructure Group LLC, Revenue Bonds, Senior Lien
Series A
4.00%, due 6/30/35	2,300,000	2,295,214
Texas Public Finance Authority, Financing System-Texas Southern University, Revenue Bonds
Insured: BAM
4.00%, due 5/1/31	1,000,000	1,024,258
Insured: BAM
4.00%, due 5/1/32	1,295,000	1,325,968
Texas State Technical College, Revenue Bonds
Series A, Insured: AGM
5.50%, due 8/1/42	3,750,000	4,283,250
Texas Water Development Board, State Water Implementation Fund, Revenue Bonds
4.65%, due 10/15/40	3,505,000	3,810,659
Series A
5.00%, due 10/15/45	2,750,000	2,832,144
Texas Water Development Board, State Revolving Fund, Revenue Bonds
5.00%, due 8/1/41	16,440,000	18,514,256
Town of Prosper, Certificates Of Obligation, Limited General Obligation
4.00%, due 2/15/31	1,235,000	1,306,305
Upper Brushy Creek Water Control and Improvement District, Unlimited General Obligation
3.00%, due 8/15/47	2,885,000	2,239,231
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
45

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Texas (continued)
Van Alstyne Independent School District, Unlimited General Obligation
Insured: PSF-GTD
5.00%, due 2/15/47	$ 10,400,000	$ 11,623,555
		653,536,361
U.S. Virgin Islands 1.0%
Matching Fund Special Purpose Securitization Corp., Revenue Bonds
Series A
5.00%, due 10/1/28	5,000,000	5,097,434
Series A
5.00%, due 10/1/30	11,805,000	12,016,666
Series A
5.00%, due 10/1/32	11,805,000	11,981,476
Series A
5.00%, due 10/1/39	35,670,000	35,119,205
Virgin Islands Public Finance Authority, Revenue Bonds
5.00%, due 9/1/30 (d)	4,700,000	4,808,165
Series C, Insured: AGM-CR
5.00%, due 10/1/39	7,575,000	7,653,920
		76,676,866
Utah 2.6%
City of Salt Lake City, Airport, Revenue Bonds
Series A, Insured: BAM
4.00%, due 7/1/41 (c)	7,250,000	7,059,609
Series A
5.00%, due 7/1/31 (c)	6,155,000	6,871,387
Series A
5.00%, due 7/1/32 (c)	3,750,000	4,168,640
Series A
5.00%, due 7/1/42 (c)	11,090,000	11,398,748
Series A, Insured: BAM
5.00%, due 7/1/43 (c)	19,305,000	20,014,472
Series A
5.00%, due 7/1/46 (c)	4,750,000	4,957,674
Series A
5.00%, due 7/1/47	21,820,000	22,291,788
Series A
5.25%, due 7/1/48 (c)	4,710,000	4,889,093
	Principal Amount	Value

Utah (continued)
City of Salt Lake City, Public Utilities, Revenue Bonds
5.00%, due 2/1/52	$ 7,975,000	$ 8,770,210
County of Utah, IHC Health Services, Inc., Revenue Bonds
Series A
5.00%, due 5/15/45	3,000,000	3,038,694
Series B
5.00%, due 5/15/46	7,090,000	7,287,240
Intermountain Power Agency, Revenue Bonds
Series A
4.00%, due 7/1/36	9,500,000	9,883,691
Series A
5.00%, due 7/1/32	3,250,000	3,841,144
Series A
5.00%, due 7/1/33	5,950,000	7,020,634
Series A
5.00%, due 7/1/43	2,000,000	2,211,390
Series A
5.00%, due 7/1/45	19,595,000	21,551,739
State of Utah, Unlimited General Obligation
3.00%, due 7/1/33	5,450,000	5,405,173
Utah Board of Higher Education, Revenue Bonds
Series A, Insured: NATL-RE
5.50%, due 4/1/29	5,700,000	6,361,448
Utah Charter School Finance Authority, Spectrum Academy Project, Revenue Bonds
Insured: BAM UT CSCE
4.00%, due 4/15/45	1,750,000	1,613,107
Utah Housing Corp., Mortgage-Backed, Revenue Bonds
Series H, Insured: GNMA
4.50%, due 10/21/48	579,546	574,125
Series J, Insured: GNMA
4.50%, due 12/21/48	543,937	538,849
Series A, Insured: GNMA
4.50%, due 1/21/49	1,520,247	1,506,028
Series B, Insured: GNMA
4.50%, due 2/21/49	1,192,699	1,181,543
Series G2, Insured: GNMA
5.00%, due 7/21/52	14,165,639	14,051,325
Series G-2, Insured: GNMA
5.00%, due 8/21/52	20,931,449	21,207,412

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
46	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Utah (continued)
Utah Housing Corp., Mortgage-Backed, Revenue Bonds (continued)
Series C-G-2, Insured: GNMA
5.50%, due 4/21/53	$ 5,000,000	$ 5,119,437
Utah Infrastructure Agency, Revenue Bonds
5.00%, due 10/15/38	1,990,000	2,150,995
5.00%, due 10/15/41	1,925,000	2,069,363
		207,034,958
Vermont 0.2%
University of Vermont and State Agricultural College, Revenue Bonds
5.00%, due 10/1/40	14,000,000	14,331,663
Virginia 0.6%
Arlington County Industrial Development Authority, Virginia Hospital Center, Revenue Bonds
4.00%, due 7/1/45	4,750,000	4,662,074
County of Fairfax, Unlimited General Obligation
Series B, Insured: State Aid Withholding
3.00%, due 10/1/26	7,750,000	7,707,549
Hampton Roads Transportation Accountability Commission, Revenue Bonds, Senior Lien
Series A
5.00%, due 7/1/45	4,750,000	5,220,547
Northern Virginia Transportation Authority, Revenue Bonds
5.00%, due 6/1/33	2,000,000	2,036,053
Roanoke Economic Development Authority, Carilion Clinic Obligated Group, Revenue Bonds
3.00%, due 7/1/45	9,000,000	7,208,065
Virginia College Building Authority, Revenue Bonds
Series D, Insured: State Intercept
3.15%, due 2/1/28	6,000,000	6,004,272
Virginia Commonwealth Transportation Board, Revenue Bonds
5.00%, due 9/15/23	8,500,000	8,558,058
	Principal Amount	Value

Virginia (continued)
Virginia Public Building Authority, Revenue Bonds
Series A
3.30%, due 8/1/28	$ 6,750,000	$ 6,807,967
		48,204,585
Washington 2.1%
County of King, Limited General Obligation
5.00%, due 1/1/37	4,125,000	4,565,209
Energy Northwest, Bonneville Power Administration, Revenue Bonds
Series C
5.00%, due 7/1/28	11,400,000	11,642,544
Series A
5.00%, due 7/1/35	4,250,000	4,858,483
Series A
5.00%, due 7/1/35	3,250,000	3,379,749
Series A
5.00%, due 7/1/36	6,100,000	7,109,495
North Thurston Public Schools, Unlimited General Obligation
Insured: School Bond Guaranty
3.50%, due 12/1/29	4,360,000	4,379,029
Pierce County School District No. 402, Unlimited General Obligation
Insured: School Bond Guaranty
5.00%, due 12/1/35	5,000,000	5,323,217
Port of Seattle, Revenue Bonds (c)
5.00%, due 4/1/27	6,835,000	7,256,647
5.00%, due 7/1/28	8,500,000	8,512,988
5.00%, due 7/1/29	6,585,000	6,593,643
Series C
5.00%, due 4/1/30	2,000,000	2,030,036
Series C
5.00%, due 4/1/31	3,460,000	3,511,485
Series C
5.00%, due 4/1/32	3,000,000	3,044,227
Series C
5.00%, due 4/1/34	4,400,000	4,460,022
Port of Seattle, Intermediate Lien, Revenue Bonds
Series C
5.00%, due 8/1/38 (c)	8,965,000	9,684,879
Snohomish County Public Utility District No. 1, Generation System, Revenue Bonds
5.00%, due 12/1/45	6,200,000	6,343,500
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
47

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Long-Term Municipal Bonds (continued)
Washington (continued)
Southwest Suburban Sewer District, Revenue Bonds
Series A
3.00%, due 5/1/29	$ 2,050,000	$ 2,044,330
State of Washington, Motor Fuel Tax, Unlimited General Obligation
Series R-2013D
4.00%, due 7/1/29	5,700,000	5,710,386
Series E
5.00%, due 2/1/33	10,970,000	11,122,544
State of Washington, Various Purpose, Unlimited General Obligation
Series R-C
4.00%, due 8/1/36	3,250,000	3,415,868
Series C
5.00%, due 2/1/24	2,540,000	2,576,264
Series C
5.00%, due 2/1/29	5,900,000	6,711,685
Series D
5.00%, due 2/1/30	8,145,000	8,260,683
Series A-1
5.00%, due 8/1/35	4,700,000	5,581,777
Series A
5.00%, due 8/1/40	4,250,000	4,667,254
Series A
5.00%, due 8/1/44	5,700,000	6,247,038
Series A
5.00%, due 8/1/44	7,100,000	7,941,354
State of Washington, Unlimited General Obligation
Series B
5.00%, due 2/1/29	4,750,000	5,403,476
Washington Higher Education Facilities Authority, Seattle Pacific University Project, Revenue Bonds
Series A
5.00%, due 10/1/45	910,000	896,936
Washington State Housing Finance Commission, Single Family Program, Revenue Bonds
Series 1N
4.00%, due 6/1/49	190,000	189,647
		163,464,395
	Principal Amount	Value

Wisconsin 0.4%
County of Milwaukee, Unlimited General Obligation
Series A
3.00%, due 12/1/25	$ 2,515,000	$ 2,505,921
State of Wisconsin, Unlimited General Obligation
Series A
5.00%, due 5/1/24	3,580,000	3,649,092
State of Wisconsin Environmental Improvement Fund, Clean Water Fund Leveraged Loan Portfolio, Revenue Bonds
Series A
5.00%, due 6/1/35	8,750,000	9,898,220
Waunakee Community School District, Unlimited General Obligation
3.25%, due 4/1/28	13,000,000	12,996,115
		29,049,348
Wyoming 0.1%
Wyoming Community Development Authority, Revenue Bonds
Series 1
5.75%, due 6/1/53	5,200,000	5,618,414
Total Long-Term Municipal Bonds (Cost $7,326,827,959)		7,438,549,908
Short-Term Municipal Notes 7.3%
Alabama 0.5%
Black Belt Energy Gas District, Gas Project No.7, Revenue Bonds
Series C-2
4.21%, due 10/1/52 (e)	43,700,000	42,131,402
California 1.1%
California Community Choice Financing Authority, Clean Energy Project, Revenue Bonds
Series A-2
2.67%, due 12/1/53 (e)	14,250,000	14,529,767
California Infrastructure & Economic Development Bank, Brightline West Passenger Rail Project, Revenue Bonds
Series A
3.65%, due 1/1/50 (c)(d)(e)	10,000,000	9,978,623

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
48	MainStay MacKay Tax Free Bond Fund

	Principal Amount	Value
Short-Term Municipal Notes (continued)
California (continued)
Los Angeles Department of Water & Power, Revenue Bonds
Series B-4
3.10%, due 7/1/35 (e)	$ 14,400,000	$ 14,400,000
Metropolitan Water District of Southern California, Waterworks, Revenue Bonds
Series C
4.00%, due 7/1/47 (e)	12,850,000	12,807,138
Modesto Irrigation District, Domestic Water Project, Revenue Bonds
Series F, Insured: NATL-RE
3.905%, due 9/1/27 (e)	7,100,000	7,062,793
University of California, Revenue Bonds
Series BP-1
3.20%, due 5/15/48 (e)	30,000,000	30,000,000
		88,778,321
Florida 0.2%
City of Gainesville, Utilities System, Revenue Bonds
Series B
3.80%, due 10/1/42 (e)	11,330,000	11,330,000
Georgia 1.5%
Bartow County Development Authority, Georgia Power Company Plant Bowen Project, Revenue Bonds, First Series
4.05%, due 11/1/62 (c)(e)	24,000,000	24,000,000
Development Authority of Appling County, Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/38 (e)	2,500,000	2,368,339
Development Authority of Burke County (The), Oglethorpe Power Corp. Project, Revenue Bonds
Series A
1.50%, due 1/1/40 (e)	6,315,000	5,982,426
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds, First Series
Series 1
3.95%, due 7/1/49 (e)	42,810,000	42,810,000
	Principal Amount	Value

Georgia (continued)
Development Authority of Burke County (The), Georgia Power Co. Vogtle Project, Revenue Bonds (e)
4.10%, due 11/1/48	$ 38,935,000	$ 38,935,000
4.20%, due 11/1/52	4,700,000	4,700,000
Development Authority of Monroe County (The), Oglethorpe Power Corp. Scherer Project, Revenue Bonds
Series A
1.50%, due 1/1/39 (e)	3,250,000	3,078,841
		121,874,606
Illinois 0.5%
Illinois Finance Authority, Northwestern Memorial Healthcare Obligated Group, Revenue Bonds
Series C
3.72%, due 7/15/55 (e)	34,500,000	34,500,000
Indiana 0.2%
Indiana Finance Authority, Republic Services, Inc., Revenue Bonds (c)(e)
Series A
4.00%, due 5/1/34	10,000,000	9,998,761
4.00%, due 12/1/37	5,000,000	4,999,380
		14,998,141
Kentucky 0.3%
Kentucky Public Energy Authority, Gas Supply, Revenue Bonds (e)
Series A-2
4.423%, due 8/1/52	18,960,000	18,062,163
Series C-2
4.548%, due 12/1/49	5,750,000	5,763,828
		23,825,991
New Jersey 0.6%
New Jersey Turnpike Authority, Revenue Bonds
Series D-1
4.093%, due 1/1/24 (e)	22,000,000	21,988,833
Rib Floater Trust Various States, Unlimited General Obligation
Series 5
3.82%, due 4/4/24 (d)(e)	25,000,000	25,000,000
		46,988,833
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
49

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Notes (continued)
New York 0.8%
City of New York, Unlimited General Obligation
Series B-5
3.77%, due 10/1/46 (e)	$ 12,150,000	$ 12,150,000
Metropolitan Transportation Authority, Revenue Bonds
Series D-2B, Insured: AGM
3.773%, due 11/1/32 (e)	24,100,000	23,978,268
New York City Transitional Finance Authority, Future Tax Secured, Revenue Bonds (e)
Series A-4
3.75%, due 8/1/45	6,000,000	6,000,000
Series C-4
3.77%, due 11/1/44	18,500,000	18,500,000
Triborough Bridge & Tunnel Authority, MTA Bridges & Tunnels, Revenue Bonds
Series B-4A
3.596%, due 1/1/32 (e)	2,440,000	2,419,455
		63,047,723
Ohio 0.6%
County of Montgomery, Premier Health Partners Obligated Group, Revenue Bonds
Series C
3.77%, due 11/15/45 (e)	17,255,000	17,255,000
Ohio State University (The), Revenue Bonds
Series A-1
3.78%, due 6/1/43 (e)	30,000,000	30,000,000
		47,255,000
Texas 0.9%
Alvin Independent School District, Unlimited General Obligation
Series B, Insured: PSF-GTD
0.45%, due 2/15/36 (e)	4,250,000	4,203,782
Harris County Cultural Education Facilities Finance Corp., Houston Methodist Hospital Obligated Group, Revenue Bonds
Series B
3.80%, due 12/1/59 (e)	30,000,000	30,000,000
	Principal Amount	Value

Texas (continued)
Texas Municipal Gas Acquisition & Supply Corp. II, Revenue Bonds
Series C
3.902%, due 9/15/27 (e)	$ 35,980,000	$ 35,474,355
		69,678,137
Wisconsin 0.1%
Nuveen AMT-Free Quality Municipal Income Fund
Series D
4.31%, due 3/1/29 (e)	10,600,000	10,600,000
Total Short-Term Municipal Notes (Cost $578,600,746)		575,008,154
Total Municipal Bonds (Cost $7,905,428,705)		8,013,558,062

	Shares
Short-Term Investment 0.2%
Unaffiliated Investment Company 0.2%
BlackRock Liquidity Funds MuniCash, 3.461% (f)	17,474,408	17,474,408
Total Short-Term Investment (Cost $17,474,408)		17,474,408
Total Investments (Cost $7,922,903,113)	101.0%	8,031,032,470
Other Assets, Less Liabilities	(1.0)	(75,745,380)
Net Assets	100.0%	$ 7,955,287,090

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.
(b)	Delayed delivery security.
(c)	Interest on these securities was subject to alternative minimum tax.
(d)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
50	MainStay MacKay Tax Free Bond Fund

(e)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
(f)	Current yield as of April 30, 2023.
Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 10 Year Ultra Bonds	(500)	June 2023	$ (58,483,224)	$ (60,726,562)	$ (2,243,338)
U.S. Treasury Long Bonds	(250)	June 2023	(31,335,363)	(32,914,063)	(1,578,700)
Net Unrealized Depreciation					$ (3,822,038)

1.	As of April 30, 2023, cash in the amount of $2,600,000 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.

Abbreviation(s):
AGC—Assured Guaranty Corp.
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
BHAC—Berkshire Hathaway Assurance Corp.
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
FNMA—Federal National Mortgage Association
GNMA—Government National Mortgage Association
ICC—Insured Custody Certificates
MN CRED PROG—Minnesota State Credit Enhancement Program
MUN GOVT GTD—Municipal Government Guaranteed
NATL-RE—National Public Finance Guarantee Corp.
PSF-GTD—Permanent School Fund Guaranteed
Q-SBLF—Qualified School Board Loan Fund
SCSDE—South Carolina State Department of Education
SD CRED PROG—School District Credit Enhancement Program
UT CSCE—Utah Charter School Credit Enhancement Program
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
51

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Municipal Bonds
Long-Term Municipal Bonds	$ —	$ 7,438,549,908	$ —	$ 7,438,549,908
Short-Term Municipal Notes	—	575,008,154	—	575,008,154
Total Municipal Bonds	—	8,013,558,062	—	8,013,558,062
Short-Term Investment
Unaffiliated Investment Company	17,474,408	—	—	17,474,408
Total Investments in Securities	$ 17,474,408	$ 8,013,558,062	$ —	$ 8,031,032,470
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (3,822,038)	$ —	$ —	$ (3,822,038)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
52	MainStay MacKay Tax Free Bond Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (identified cost $7,922,903,113)	$8,031,032,470
Cash collateral on deposit at broker for futures contracts	2,600,000
Due from custodian	26,397,011
Receivables:
Interest	96,260,181
Investment securities sold	28,929,143
Fund shares sold	28,013,952
Other assets	179,608
Total assets	8,213,412,365
Liabilities
Payables:
Investment securities purchased	233,269,324
Fund shares redeemed	13,233,736
Manager (See Note 3)	2,668,300
Variation margin on futures contracts	687,476
Transfer agent (See Note 3)	619,964
NYLIFE Distributors (See Note 3)	330,540
Shareholder communication	164,147
Professional fees	81,744
Custodian	58,477
Accrued expenses	37,270
Distributions payable	6,974,297
Total liabilities	258,125,275
Net assets	$7,955,287,090
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 8,451,640
Additional paid-in-capital	8,686,789,472
8,695,241,112
Total distributable earnings (loss)	(739,954,022)
Net assets	$7,955,287,090
Class A
Net assets applicable to outstanding shares	$1,336,225,955
Shares of beneficial interest outstanding	141,994,001
Net asset value per share outstanding	$ 9.41
Maximum sales charge (3.00% of offering price)	0.29
Maximum offering price per share outstanding	$ 9.70
Investor Class
Net assets applicable to outstanding shares	$ 6,977,411
Shares of beneficial interest outstanding	738,087
Net asset value per share outstanding	$ 9.45
Maximum sales charge (2.50% of offering price)	0.24
Maximum offering price per share outstanding	$ 9.69
Class B
Net assets applicable to outstanding shares	$ 2,573,231
Shares of beneficial interest outstanding	273,515
Net asset value and offering price per share outstanding	$ 9.41
Class C
Net assets applicable to outstanding shares	$ 123,840,989
Shares of beneficial interest outstanding	13,157,018
Net asset value and offering price per share outstanding	$ 9.41
Class C2
Net assets applicable to outstanding shares	$ 5,474,904
Shares of beneficial interest outstanding	582,047
Net asset value and offering price per share outstanding	$ 9.41
Class I
Net assets applicable to outstanding shares	$6,024,746,638
Shares of beneficial interest outstanding	640,053,131
Net asset value and offering price per share outstanding	$ 9.41
Class R6
Net assets applicable to outstanding shares	$ 455,447,962
Shares of beneficial interest outstanding	48,366,153
Net asset value and offering price per share outstanding	$ 9.42

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
53

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$137,336,307
Expenses
Manager (See Note 3)	15,051,210
Distribution/Service—Class A (See Note 3)	1,703,523
Distribution/Service—Investor Class (See Note 3)	8,638
Distribution/Service—Class B (See Note 3)	8,432
Distribution/Service—Class C (See Note 3)	317,982
Distribution/Service—Class C2 (See Note 3)	15,582
Transfer agent (See Note 3)	1,931,485
Professional fees	234,302
Registration	203,318
Custodian	104,519
Trustees	83,816
Shareholder communication	61,332
Miscellaneous	90,472
Total expenses before waiver/reimbursement	19,814,611
Reimbursement from prior custodian(a)	(14,394)
Net expenses	19,800,217
Net investment income (loss)	117,536,090
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(98,338,442)
In-kind Transactions	3,292,526
Futures transactions	16,450,597
Net realized gain (loss)	(78,595,319)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	545,866,684
Futures contracts	(35,275,493)
Net change in unrealized appreciation (depreciation)	510,591,191
Net realized and unrealized gain (loss)	431,995,872
Net increase (decrease) in net assets resulting from operations	$549,531,962

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
54	MainStay MacKay Tax Free Bond Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 117,536,090	$ 179,472,941
Net realized gain (loss)	(78,595,319)	(568,250,184)
Net change in unrealized appreciation (depreciation)	510,591,191	(795,183,757)
Net increase (decrease) in net assets resulting from operations	549,531,962	(1,183,961,000)
Distributions to shareholders:
Class A	(23,356,950)	(63,381,043)
Investor Class	(116,520)	(229,133)
Class B	(52,945)	(153,810)
Class C	(1,994,802)	(4,398,849)
Class C2	(71,492)	(90,208)
Class I	(97,872,444)	(168,558,373)
Class R6	(8,635,613)	(15,713,711)
Total distributions to shareholders	(132,100,766)	(252,525,127)
Capital share transactions:
Net proceeds from sales of shares	3,124,553,794	6,084,451,250
Net asset value of shares issued to shareholders in reinvestment of distributions	94,807,613	183,548,070
Cost of shares redeemed	(1,826,669,952)	(6,715,327,651)
Redemptions in-kind	(373,829,325)	(930,537,398)
Increase (decrease) in net assets derived from capital share transactions	1,018,862,130	(1,377,865,729)
Net increase (decrease) in net assets	1,436,293,326	(2,814,351,856)
Net Assets
Beginning of period	6,518,993,764	9,333,345,620
End of period	$ 7,955,287,090	$ 6,518,993,764
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
55

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.85	$ 10.60	$ 10.43	$ 10.33	$ 9.80	$ 10.02
Net investment income (loss)	0.14(a)	0.20(a)	0.17(a)	0.26	0.30	0.31
Net realized and unrealized gain (loss)	0.58	(1.66)	0.23	0.11	0.53	(0.22)
Total from investment operations	0.72	(1.46)	0.40	0.37	0.83	0.09
Less distributions:
From net investment income	(0.16)	(0.26)	(0.23)	(0.27)	(0.30)	(0.31)
From net realized gain on investments	—	(0.03)	—	—	—	—
Total distributions	(0.16)	(0.29)	(0.23)	(0.27)	(0.30)	(0.31)
Net asset value at end of period	$ 9.41	$ 8.85	$ 10.60	$ 10.43	$ 10.33	$ 9.80
Total investment return (b)	8.14%	(13.96)%	3.84%	3.66%	8.55%	0.94%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.03%††	2.03%	1.63%	2.04%	2.93%	3.15%
Net expenses (c)	0.74%††	0.75%	0.73%	0.75%	0.78%	0.80%
Portfolio turnover rate	29% (d)(e)	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of period (in 000’s)	$ 1,336,226	$ 1,552,537	$ 3,134,090	$ 2,674,765	$ 1,728,643	$ 1,405,803

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
56	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.89	$ 10.65	$ 10.48	$ 10.38	$ 9.84	$ 10.06
Net investment income (loss)	0.14(a)	0.20(a)	0.17(a)	0.20	0.30	0.32
Net realized and unrealized gain (loss)	0.58	(1.67)	0.23	0.17	0.54	(0.22)
Total from investment operations	0.72	(1.47)	0.40	0.37	0.84	0.10
Less distributions:
From net investment income	(0.16)	(0.26)	(0.23)	(0.27)	(0.30)	(0.32)
From net realized gain on investments	—	(0.03)	—	—	—	—
Total distributions	(0.16)	(0.29)	(0.23)	(0.27)	(0.30)	(0.32)
Net asset value at end of period	$ 9.45	$ 8.89	$ 10.65	$ 10.48	$ 10.38	$ 9.84
Total investment return (b)	8.08%	(14.01)%	3.80%	3.64%	8.63%	0.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.98%††	2.07%	1.61%	2.04%	2.95%	3.17%
Net expenses (c)	0.78%††	0.77%	0.76%	0.76%	0.77%	0.78%
Portfolio turnover rate	29% (d)(e)	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of period (in 000's)	$ 6,977	$ 6,622	$ 9,027	$ 9,334	$ 9,815	$ 9,690

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
57

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.85	$ 10.60	$ 10.43	$ 10.33	$ 9.80	$ 10.01
Net investment income (loss)	0.13(a)	0.18(a)	0.15(a)	0.12	0.27	0.29
Net realized and unrealized gain (loss)	0.58	(1.66)	0.22	0.23	0.53	(0.21)
Total from investment operations	0.71	(1.48)	0.37	0.35	0.80	0.08
Less distributions:
From net investment income	(0.15)	(0.24)	(0.20)	(0.25)	(0.27)	(0.29)
From net realized gain on investments	—	(0.03)	—	—	—	—
Total distributions	(0.15)	(0.27)	(0.20)	(0.25)	(0.27)	(0.29)
Net asset value at end of period	$ 9.41	$ 8.85	$ 10.60	$ 10.43	$ 10.33	$ 9.80
Total investment return (b)	7.99%	(14.19)%	3.56%	3.38%	8.28%	0.81%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%††	1.80%	1.38%	1.80%	2.71%	2.92%
Net expenses (c)	1.03%††	1.02%	1.01%	1.01%	1.02%	1.03%
Portfolio turnover rate	29% (d)(e)	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of period (in 000’s)	$ 2,573	$ 3,959	$ 7,006	$ 9,286	$ 12,354	$ 14,704

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
58	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.85	$ 10.60	$ 10.44	$ 10.34	$ 9.80	$ 10.02
Net investment income (loss)	0.13(a)	0.18(a)	0.15(a)	0.18	0.27	0.29
Net realized and unrealized gain (loss)	0.58	(1.66)	0.21	0.17	0.54	(0.22)
Total from investment operations	0.71	(1.48)	0.36	0.35	0.81	0.07
Less distributions:
From net investment income	(0.15)	(0.24)	(0.20)	(0.25)	(0.27)	(0.29)
From net realized gain on investments	—	(0.03)	—	—	—	—
Total distributions	(0.15)	(0.27)	(0.20)	(0.25)	(0.27)	(0.29)
Net asset value at end of period	$ 9.41	$ 8.85	$ 10.60	$ 10.44	$ 10.34	$ 9.80
Total investment return (b)	7.99%	(14.19)%	3.46%	3.38%	8.39%	0.71%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.74%††	1.81%	1.37%	1.79%	2.69%	2.92%
Net expenses (c)	1.03%††	1.02%	1.01%	1.01%	1.02%	1.03%
Portfolio turnover rate	29% (d)(e)	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of period (in 000’s)	$ 123,841	$ 125,521	$ 194,545	$ 220,146	$ 225,762	$ 213,883

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
59

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31, 2020
Class C2		2022	2021
Net asset value at beginning of period	$ 8.85	$ 10.60	$ 10.43	$ 10.52
Net investment income (loss)	0.12(a)	0.17(a)	0.12(a)	0.03
Net realized and unrealized gain (loss)	0.58	(1.67)	0.23	(0.09)
Total from investment operations	0.70	(1.50)	0.35	(0.06)
Less distributions:
From net investment income	(0.14)	(0.22)	(0.18)	(0.03)
From net realized gain on investments	—	(0.03)	—	—
Total distributions	(0.14)	(0.25)	(0.18)	(0.03)
Net asset value at end of period	$ 9.41	$ 8.85	$ 10.60	$ 10.43
Total investment return (b)	7.91%	(14.32)%	3.39%	(0.54)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.58%††	1.75%	1.12%	1.02%††
Net expenses (c)	1.18%††	1.17%	1.15%	1.15%††
Portfolio turnover rate (d)	29%(e)	127%(e)	39%	72%
Net assets at end of period (in 000’s)	$ 5,475	$ 3,920	$ 2,990	$ 251

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
60	MainStay MacKay Tax Free Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.85	$ 10.60	$ 10.44	$ 10.34	$ 9.80	$ 10.02
Net investment income (loss)	0.15(a)	0.23(a)	0.20(a)	0.29	0.32	0.34
Net realized and unrealized gain (loss)	0.58	(1.66)	0.22	0.11	0.54	(0.22)
Total from investment operations	0.73	(1.43)	0.42	0.40	0.86	0.12
Less distributions:
From net investment income	(0.17)	(0.29)	(0.26)	(0.30)	(0.32)	(0.34)
From net realized gain on investments	—	(0.03)	—	—	—	—
Total distributions	(0.17)	(0.32)	(0.26)	(0.30)	(0.32)	(0.34)
Net asset value at end of period	$ 9.41	$ 8.85	$ 10.60	$ 10.44	$ 10.34	$ 9.80
Total investment return (b)	8.28%	(13.75)%	4.00%	3.91%	8.93%	1.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.27%††	2.33%	1.87%	2.28%	3.14%	3.40%
Net expenses (c)	0.49%††	0.50%	0.48%	0.50%	0.52%	0.55%
Portfolio turnover rate	29% (d)(e)	127% (d)(e)	39%(d)	72%(d)	38%(d)	40%
Net assets at end of period (in 000’s)	$ 6,024,747	$ 4,357,422	$ 5,709,408	$ 4,430,985	$ 2,866,903	$ 1,320,591

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
61

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6		2022	2021	2020
Net asset value at beginning of period	$ 8.86	$ 10.61	$ 10.44	$ 10.34
Net investment income (loss)	0.15(a)	0.24(a)	0.21(a)	0.27
Net realized and unrealized gain (loss)	0.58	(1.66)	0.22	0.13
Total from investment operations	0.73	(1.42)	0.43	0.40
Less distributions:
From net investment income	(0.17)	(0.30)	(0.26)	(0.30)
From net realized gain on investments	—	(0.03)	—	—
Total distributions	(0.17)	(0.33)	(0.26)	(0.30)
Net asset value at end of period	$ 9.42	$ 8.86	$ 10.61	$ 10.44
Total investment return (b)	8.29%	(13.68)%	4.15%	3.95%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.32%††	2.51%	1.92%	2.27%
Net expenses (c)	0.44%††	0.44%	0.43%	0.44%
Portfolio turnover rate (d)	29%(e)	127%(e)	39%	72%
Net assets at end of period (in 000’s)	$ 455,448	$ 469,013	$ 276,280	$ 197,746

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate excludes in-kind transactions.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
62	MainStay MacKay Tax Free Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay Tax Free Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class C2	August 31, 2020
Class I	December 21, 2009
Class R6	November 1, 2019
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C and Class C2 shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C and Class C2 shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C and Class C2 shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B, Class C and Class C2 shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income exempt from regular federal income tax.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The

63

Notes to Financial Statements (Unaudited) (continued)
Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal

64	MainStay MacKay Tax Free Bond Fund

conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Municipal debt securities are valued at the evaluated mean prices supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent's good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants' assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values, at the regular close of trading of the Exchange on each valuation date. Municipal debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Municipal debt securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can
65

Notes to Financial Statements (Unaudited) (continued)
be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Delayed Delivery Transactions.  The Fund may purchase or sell securities on a delayed delivery basis. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, the Fund will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell delayed delivery securities before they are delivered, which may result in a realized gain or loss. When the Fund has sold a security it owns on a delayed delivery basis, the Fund does not participate in future gains and losses with respect to the security. Delayed delivery transactions as of April 30, 2023, are shown in the Portfolio of Investments.
(I) Municipal Bond Risk.  The Fund may invest more heavily in municipal bonds from certain cities, states, territories or regions than others, which may increase the Fund’s exposure to losses resulting from economic, political, regulatory occurrences, or declines in tax revenue impacting these particular cities, states, territories or regions. In addition, many state and municipal governments that issue securities are under significant economic and financial stress and may not be able to satisfy their obligations, and these events may be made worse due to economic challenges posed by COVID-19. The Fund may invest a substantial amount of its assets in municipal bonds whose interest is paid solely from revenues of similar projects, such as tobacco settlement bonds. If the Fund concentrates its investments in this manner, it assumes the legal and economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.
Certain of the issuers in which the Fund may invest have recently experienced, or may experience, significant financial difficulties and repeated credit rating downgrades. On May 3, 2017, the Commonwealth of Puerto Rico (the "Commonwealth") began proceedings pursuant to the Puerto Rico Oversight, Management, and Economic Stability Act (“PROMESA”) to seek bankruptcy-type protections from approximately

66	MainStay MacKay Tax Free Bond Fund

$74 billion in debt and approximately $48 billion in unfunded pension obligations. In addition, the economic downturn following the outbreak of COVID-19 and the resulting pressure on Puerto Rico’s budget have further contributed to its financial challenges. The federal government has passed certain relief packages, including the Coronavirus Aid, Relief, and Economic Security Act and the American Rescue Plan, which included an aggregate of more than $7 billion in disaster relief funds for the U.S. territories, including Puerto Rico.  However, there can be no assurances that the federal funds allocated to the Commonwealth will be sufficient to address the long-term economic challenges that arose from COVID-19.
The Commonwealth concluded its Title III restructuring proceedings on behalf of itself and certain instrumentalities effective March 15, 2022. Approximately $18.75 billion of claims related to debt guaranteed under Puerto Rico's constitution including the Commonwealth of Puerto Rico in new Puerto Rico General Obligation Bonds, $7.1 billion of cash, and $3.5 billion of new Contingent Value instruments. In addition, the Commonwealth's exit from the restructuring proceedings resolved certain claims relating to the Commonwealth Employee Retirement System, Convention Center, Highway Authority, and Infrastructure Financing Authority. Two of the Commonwealth's agencies are still under Title III restructuring proceedings including the Puerto Rico Electric Power Authority (PREPA) and the Puerto Rico Industrial Development Authority (PRIDCO).
Puerto Rico’s debt restructuring process and other economic, political, social, environmental or health factors or developments could occur rapidly and may significantly affect the value of municipal securities of Puerto Rico. Any agreement between the Federal Oversight and Management Board and creditors is subject to approval by the judge overseeing the Title III proceedings. The composition of the Federal Oversight and Management Board is subject to change every three years due to existing members either stepping down or being replaced following the expiration of a member's term. There is no assurance that board members will approve the restructuring agreements that a prior board negotiated.
As of May 30, 2023 the Puerto Rico Electric Power Authority (PREPA) remains in Title III Bankruptcy after nearly 6 years.  A significant number of net revenue bond creditors, the Oversight Board, and the Commonwealth have been unable to reach a consensual resolution on PREPA’s debt restructuring following the termination of the previous 2019 PREPA Restructuring Support Agreement by the Commonwealth of Puerto Rico in March of 2022. Further bankruptcy litigation has ensued between the Oversight Board and a group of net revenue bond creditors over the security provisions of PREPA’s 8.3bln of net revenue bonds resulting in a ruling from Judge Swain that PREPA’s net revenue bonds are unsecured.  The Ad Hoc group of net revenue bond creditors and bond insurer Assured Guaranty have informed Judge Swain they will seek to appeal her decision absent a consensual resolution in the case. The Oversight Board has reached plan confirmation support from at least one creditor class, the ~700mm of claims relating to fuel line lenders.  In addition, the Oversight Board reached a settlement agreement with bond insurer
National Public Finance Guaranty regarding ~876mm of PREPA’s net revenue bond claims or~11% of PREPA’s net revenue bond claims.
If a settlement agreement cannot be reached between a majority of net revenue bond holders and the Oversight Board, Judge Swain could approve a cram-down plan or dismiss the bankruptcy case entirely.  A cram-down plan could significantly reduce recoveries.  Furthermore, a dismissal of the case would result in further litigation in local PR courts with guaranty of additional recovery.
The Fund’s vulnerability to potential losses associated with such developments may be reduced through investing in municipal securities that feature credit enhancements (such as bond insurance). The bond insurance provider pays both principal and interest when due to the bond holder. The magnitude of Puerto Rico’s debt restructuring or other adverse economic developments could pose significant strains on the ability of municipal securities insurers to meet all future claims. As of April 30, 2023, 100.0% of the Puerto Rico municipal securities held by the Fund were insured.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(K) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2023:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(3,822,038)	$(3,822,038)
Total Fair Value	$(3,822,038)	$(3,822,038)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
67

Notes to Financial Statements (Unaudited) (continued)
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$16,450,597	$16,450,597
Total Net Realized Gain (Loss)	$16,450,597	$16,450,597

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(35,275,493)	$(35,275,493)
Total Net Change in Unrealized Appreciation (Depreciation)	$(35,275,493)	$(35,275,493)

Average Notional Amount	Total
Futures Contracts Short	$(378,273,438)
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.45% up to $500 million; 0.425% from $500 million to $1 billion; 0.40% from $1 billion to $5 billion; 0.39% from $5 billion to $7 billion; 0.38% from $7 billion to $9 billion; and 0.37% in excess of $9 billion, plus a fee for fund accounting services previously provided by New York Life Investments under a separate fund accounting agreement furnished at an annual rate of the Fund’s average daily net assets as follows: 0.05% up to $20 million; 0.0333% from $20 million to $100 million; and 0.01% in excess of $100 million. During the six month period ended April 30, 2023, the effective management fee rate was 0.41%, inclusive of a fee for fund accounting services of 0.01% of the Fund's average daily net assets.
In addition, New York Life Investments waived fees and/or reimbursed expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 shares did not exceed those of Class I.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $15,051,210 and paid the Subadvisor in the amount of $7,336,487. There were no waived fees and/or reimbursed expenses.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 0.50%. Pursuant to the Class C2 Plan, Class C2 shares pay the Distributor a monthly distribution fee at an annual rate of 0.40% of the average daily net assets of the Class C2 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class C2 shares, for a total 12b-1 fee of 0.65%. Class I and Class R6 shares are not subject to a distribution and/or service fee.

68	MainStay MacKay Tax Free Bond Fund

The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $9,268 and $190, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A and Class C shares during the six-month period ended April 30, 2023, of $68,381 and $7,436, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 374,401	$—
Investor Class	3,276	—
Class B	1,603	—
Class C	60,315	—
Class C2	2,271	—
Class I	1,480,316	—
Class R6	9,303	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class C2	$23,709	0.4%
Class R6	25,223	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$7,979,214,706	$91,538,881	$(39,721,117)	$51,817,764
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $662,706,338, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$435,013	$227,693
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 3,636,127
Long-Term Capital Gains	26,911,851
Exempt Interest Dividends	221,977,149
Total	$252,525,127
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
69

Notes to Financial Statements (Unaudited) (continued)
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities and in-kind transactions, were $3,602,670 and $2,058,728, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	30,567,050	$ 284,179,366
Shares issued to shareholders in reinvestment of distributions	1,986,097	18,600,355
Shares redeemed	(26,005,079)	(242,067,627)
Shares redeemed in connection with in-kind transactions	(39,952,689)	(373,829,325)
Net increase (decrease) in shares outstanding before conversion	(33,404,621)	(313,117,231)
Shares converted into Class A (See Note 1)	195,347	1,837,675
Shares converted from Class A (See Note 1)	(214,380)	(1,980,951)
Net increase (decrease)	(33,423,654)	$ (313,260,507)
Year ended October 31, 2022:
Shares sold	130,380,923	$ 1,314,002,747
Shares issued to shareholders in reinvestment of distributions	5,421,368	53,611,172
Shares redeemed	(167,369,579)	(1,665,629,660)
Shares redeemed in connection with in-kind transactions	(88,883,335)	(930,537,398)
Net increase (decrease) in shares outstanding before conversion	(120,450,623)	(1,228,553,139)
Shares converted into Class A (See Note 1)	452,466	4,319,856
Shares converted from Class A (See Note 1)	(241,624)	(2,235,525)
Net increase (decrease)	(120,239,781)	$(1,226,468,808)

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	13,018	$ 122,597
Shares issued to shareholders in reinvestment of distributions	11,779	110,896
Shares redeemed	(30,922)	(291,229)
Net increase (decrease) in shares outstanding before conversion	(6,125)	(57,736)
Shares converted into Investor Class (See Note 1)	16,240	151,593
Shares converted from Investor Class (See Note 1)	(16,862)	(158,390)
Net increase (decrease)	(6,747)	$ (64,533)
Year ended October 31, 2022:
Shares sold	47,829	$ 477,956
Shares issued to shareholders in reinvestment of distributions	22,092	217,249
Shares redeemed	(131,140)	(1,340,625)
Net increase (decrease) in shares outstanding before conversion	(61,219)	(645,420)
Shares converted into Investor Class (See Note 1)	15,813	157,272
Shares converted from Investor Class (See Note 1)	(57,552)	(572,273)
Net increase (decrease)	(102,958)	$ (1,060,421)

70	MainStay MacKay Tax Free Bond Fund

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	10,116	$ 91,993
Shares issued to shareholders in reinvestment of distributions	5,396	50,514
Shares redeemed	(179,586)	(1,681,100)
Net increase (decrease) in shares outstanding before conversion	(164,074)	(1,538,593)
Shares converted from Class B (See Note 1)	(9,862)	(92,079)
Net increase (decrease)	(173,936)	$ (1,630,672)
Year ended October 31, 2022:
Shares sold	4,936	$ 47,640
Shares issued to shareholders in reinvestment of distributions	14,760	145,103
Shares redeemed	(209,782)	(2,027,969)
Net increase (decrease) in shares outstanding before conversion	(190,086)	(1,835,226)
Shares converted from Class B (See Note 1)	(23,583)	(229,631)
Net increase (decrease)	(213,669)	$ (2,064,857)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,581,119	$ 14,756,151
Shares issued to shareholders in reinvestment of distributions	168,485	1,579,300
Shares redeemed	(2,720,942)	(25,396,251)
Net increase (decrease) in shares outstanding before conversion	(971,338)	(9,060,800)
Shares converted from Class C (See Note 1)	(50,851)	(475,112)
Net increase (decrease)	(1,022,189)	$ (9,535,912)
Year ended October 31, 2022:
Shares sold	2,218,065	$ 21,391,995
Shares issued to shareholders in reinvestment of distributions	352,474	3,461,431
Shares redeemed	(6,602,650)	(64,058,583)
Net increase (decrease) in shares outstanding before conversion	(4,032,111)	(39,205,157)
Shares converted from Class C (See Note 1)	(136,858)	(1,334,457)
Net increase (decrease)	(4,168,969)	$ (40,539,614)

Class C2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	250,441	$ 2,341,583
Shares issued to shareholders in reinvestment of distributions	7,627	71,492
Shares redeemed	(119,162)	(1,115,364)
Net increase (decrease)	138,906	$ 1,297,711
Year ended October 31, 2022:
Shares sold	226,213	$ 2,213,594
Shares issued to shareholders in reinvestment of distributions	9,314	90,208
Shares redeemed	(74,555)	(706,592)
Net increase (decrease)	160,972	$ 1,597,210

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	280,370,203	$ 2,616,794,495
Shares issued to shareholders in reinvestment of distributions	7,866,092	73,758,936
Shares redeemed	(140,556,894)	(1,307,622,477)
Net increase (decrease) in shares outstanding before conversion	147,679,401	1,382,930,954
Shares converted into Class I (See Note 1)	222,152	2,054,172
Shares converted from Class I (See Note 1)	(55,899)	(525,206)
Net increase (decrease)	147,845,654	$ 1,384,459,920
Year ended October 31, 2022:
Shares sold	355,933,328	$ 3,455,802,105
Shares issued to shareholders in reinvestment of distributions	12,832,922	125,526,725
Shares redeemed	(385,037,502)	(3,678,587,460)
Net increase (decrease) in shares outstanding before conversion	(16,271,252)	(97,258,630)
Shares converted into Class I (See Note 1)	277,634	2,599,530
Shares converted from Class I (See Note 1)	(30,259,512)	(303,254,838)
Net increase (decrease)	(46,253,130)	$ (397,913,938)

71

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	22,304,657	$ 206,267,609
Shares issued to shareholders in reinvestment of distributions	67,786	636,120
Shares redeemed	(26,878,179)	(248,495,904)
Net increase (decrease) in shares outstanding before conversion	(4,505,736)	(41,592,175)
Shares converted into Class R6 (See Note 1)	49,215	462,654
Shares converted from Class R6 (See Note 1)	(135,093)	(1,274,356)
Net increase (decrease)	(4,591,614)	$ (42,403,877)
Year ended October 31, 2022:
Shares sold	133,667,628	$ 1,290,515,213
Shares issued to shareholders in reinvestment of distributions	52,050	496,182
Shares redeemed	(136,777,292)	(1,302,976,762)
Net increase (decrease) in shares outstanding before conversion	(3,057,614)	(11,965,367)
Shares converted into Class R6 (See Note 1)	30,237,243	303,054,035
Shares converted from Class R6 (See Note 1)	(263,796)	(2,503,969)
Net increase (decrease)	26,915,833	$ 288,584,699
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
72	MainStay MacKay Tax Free Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay Tax Free Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund.  With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

73

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay.  The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions.  The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay.  The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

74	MainStay MacKay Tax Free Bond Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements.  The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds.  Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the
75

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses.  The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers.  The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.  In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.

76	MainStay MacKay Tax Free Bond Fund

Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
77

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
78	MainStay MacKay Tax Free Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
79

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022141MS043-23	MST10-06/23
(NYLIM) NL215

MainStay MacKay U.S. Infrastructure Bond Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares[4]	Maximum 3.00% Initial Sales Charge	With sales charges	1/3/1995	4.01%	-4.68%	0.49%	0.44%	0.98%
		Excluding sales charges		7.23	-0.18	1.42	0.90	0.98
Investor Class Shares[5]	Maximum 2.50% Initial Sales Charge	With sales charges	2/28/2008	4.21	-4.56	0.18	0.15	1.25
		Excluding sales charges		6.88	-0.58	1.10	0.61	1.25
Class B Shares[6]	Maximum 5.00% CDSC	With sales charges	5/1/1986	1.67	-6.01	-0.01	-0.14	2.00
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		6.67	-1.19	0.36	-0.14	2.00
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	5.53	-2.28	0.34	-0.14	2.00
	if Redeemed Within One Year of Purchase	Excluding sales charges		6.53	-1.32	0.34	-0.14	2.00
Class I Shares	No Sales Charge		1/2/2004	7.28	-0.07	1.63	1.15	0.73
Class R6 Shares	No Sales Charge		11/1/2019	7.31	0.00	N/A	-0.68	0.57

1.	Effective February 28, 2019 and June 21, 2019, the Fund modified its principal investment strategies. The past performance in the bar chart and table prior to those dates reflects the Fund’s prior principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to August 10, 2022, the maximum initial sales charge was 4.50%, which is reflected in the applicable average annual total return figures shown.
5.	Prior to August 10, 2022, the maximum initial sales charge was 4.00%, which is reflected in the applicable average annual total return figures shown.
6.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Bloomberg 5-10 Year Taxable Municipal Bond Index[2]	7.72%	1.51%	2.20%	2.30%
Morningstar Intermediate Core Bond Category Average[3]	6.70	-0.83	1.02	1.15

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the Bloomberg 5-10 Year Taxable Municipal Bond Index as its primary benchmark. The Bloomberg 5-10 Year Taxable Municipal Bond Index is the 5-10 year component of the Bloomberg Taxable Municipal Bond Index.
3.	The Morningstar Intermediate Core Bond Category Average is representative of funds that invest primarily in investment-grade U.S. fixed-income issues including government, corporate, and securitized debt, and hold less than 5% in below-investment-grade exposures. Their durations (a measure of interest-rate sensitivity) typically range between 75% and 125% of the three-year average of the effective duration of the Morningstar Core Bond Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay MacKay U.S. Infrastructure Bond Fund

Cost in Dollars of a $1,000 Investment in MainStay MacKay U.S. Infrastructure Bond Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,072.30	$4.37	$1,020.58	$4.26	0.85%
Investor Class Shares	$1,000.00	$1,068.80	$6.00	$1,018.99	$5.86	1.17%
Class B Shares	$1,000.00	$1,066.70	$9.84	$1,015.27	$9.59	1.92%
Class C Shares	$1,000.00	$1,065.30	$9.83	$1,015.27	$9.59	1.92%
Class I Shares	$1,000.00	$1,072.80	$3.08	$1,021.82	$3.01	0.60%
Class R6 Shares	$1,000.00	$1,073.10	$2.72	$1,022.17	$2.66	0.53%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
‡ Less than one-tenth of percent.
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Commonwealth of Massachusetts, 1.52%-4.91%, due 5/1/29–8/1/31
2.	Louisiana Local Government Environmental Facilities & Community Development Authority, 4.145%-5.198%, due 6/1/31–12/1/39
3.	State of Washington, 5.09%, due 8/1/33
4.	New York City Transitional Finance Authority, 1.55%-5.65%, due 5/1/28–11/1/35
5.	Oregon State Lottery, 1.641%-1.875%, due 4/1/28–4/1/29
6.	State of Rhode Island, 4.79%-4.90%, due 8/1/31–8/1/32
7.	Los Angeles Community College District, 7.53%, due 8/1/29
8.	California Community Choice Financing Authority, 4.00%-5.25%, due 5/1/53–1/1/54
9.	New York State Urban Development Corp., 1.75%-3.32%, due 3/15/28–3/15/29
10.	Alabama Federal Aid Highway Finance Authority, 1.727%-1.856%, due 9/1/28–9/1/29

8	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers John Loffredo, CFA, Robert DiMella, CFA, Michael Petty, David Dowden, Scott Sprauer, Frances Lewis, Robert Burke, CFA, John Lawlor, Sanjit Gill, CFA, and Michael Denlinger, CFA, of MacKay Shields LLC, the Fund’s Subadvisor.
How did MainStay MacKay U.S. Infrastructure Bond Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay MacKay U.S. Infrastructure Bond Fund returned 7.28%, underperforming the 7.72% return of the Fund’s benchmark, the Bloomberg 5–10 Year Taxable Municipal Bond Index (the “Index”). Over the same period, Class I shares outperformed the 6.70% return of the Morningstar Intermediate Core Bond Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund underperformed the Index due to security selection and allocation. Specifically, the Fund’s underweight exposure to AA-rated2 bonds detracted from relative returns, as did holdings from New York and underweight exposure to bonds maturing between 5–10 years. Conversely, overweight exposure to 4+% coupon bonds made a positive contribution to relative performance. (Contributions take weightings and total returns into account.) From a credit perspective, overweight exposure to AAA-rated3 bonds aided relative performance. In addition, overweight exposure to the state of Illinois added to the return, as did overweight exposure to bonds maturing beyond 10 years.
Were there any changes to the Fund during the reporting period?
Effective February 28, 2023, Sanjit Gill was added as a portfolio manager of the Fund.
What was the Fund’s duration4 strategy during the reporting period?
We do not make interest rate forecasts or duration bets. Rather, we aim to adopt a duration-neutral posture in the Fund relative to the Index. As of April 30, 2023, the modified duration to worst5 for the Fund was 5.77 years relative to 5.87 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund’s overweight exposure to the water/sewer and transportation sectors made positive contributions to returns relative to the Index. Conversely, the Fund held underweight exposure to the leasing and local general obligation sectors, which weakened relative returns.
How did the Fund’s sector weighting change during the reporting period?
During the reporting period, there were no material changes to the weightings in the Fund. There was an increase to the Fund’s electric and state general obligation weightings. In the coming year, we believe there will be greater demand for traditional municipal bonds including bonds backed by the taxing power of general obligation issuers or secured by the revenues of essential service providers. In addition, the Fund increased higher-quality credit exposure to AAA/AA-rated bonds. Conversely, the Fund decreased exposure to the transportation and special tax sectors, and to BBB-rated6 bonds. Furthermore, from a state perspective, there was a decrease to holdings from Illinois.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held overweight exposure to bonds maturing beyond 10 years where municipal yields are more attractive. In addition, the Fund held overweight exposure to the water/sewer and IDR/PCR (industry development revenue/pollution control revenue) sectors. Furthermore, the Fund held overweight exposure to AAA-rated bonds. The Fund increased its exposure to high-quality municipal credits since they are in relatively strong financial condition and are available at

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	An obligation rated ‘AA’ by Standard & Poor’s (“S&P”) is deemed by S&P to differ from the highest-rated obligations only to a small degree. In the opinion of S&P, the obligor's capacity to meet its financial commitment on the obligation is very strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
3.	An obligation rated ‘AAA’ has the highest rating assigned by S&P, and in the opinion of S&P, the obligor’s capacity to meet its financial commitment on the obligation is extremely strong. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	Modified duration is inversely related to the approximate percentage change in price for a given change in yield. Duration to worst is the duration of a bond computed using the bond’s nearest call date or maturity, whichever comes first. This measure ignores future cash flow fluctuations due to embedded optionality.
6.	An obligation rated ‘BBB’ by S&P is deemed by S&P to exhibit adequate protection parameters. In the opinion of S&P, however, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. When applied to Fund holdings, ratings are based solely on the creditworthiness of the bonds in the portfolio and are not meant to represent the security or safety of the Fund.
9

much higher yields. As of the same date, the Fund held underweight exposure to the local general obligation and leasing sectors. In addition, the Fund held underweight exposure to AA-rated credits, and to the states of New York and Texas.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay MacKay U.S. Infrastructure Bond Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Long-Term Bonds 94.1%
Corporate Bonds 3.9%
Commercial Services 2.8%
Chapman University
Series 2021
1.967%, due 4/1/30	$ 2,630,000	$ 2,197,504
Series 2021
2.067%, due 4/1/31	2,680,000	2,164,492
Emory University
Series 2020
2.143%, due 9/1/30	4,240,000	3,646,423
Johns Hopkins University
Series A
4.705%, due 7/1/32	8,472,000	8,691,829
Yale University
Series 2020
1.482%, due 4/15/30	1,583,000	1,333,486
		18,033,734
Healthcare-Services 1.1%
CommonSpirit Health
6.073%, due 11/1/27	4,750,000	4,941,883
SSM Health Care Corp.
4.894%, due 6/1/28	2,500,000	2,508,722
		7,450,605
Total Corporate Bonds (Cost $24,865,849)		25,484,339
Municipal Bonds 90.2%
Alabama 1.9%
Alabama Federal Aid Highway Finance Authority Revenue Bonds
Series B
1.727%, due 9/1/28	10,000,000	8,851,942
Series B
1.856%, due 9/1/29	2,160,000	1,883,894
City of Birmingham Unlimited General Obligation
1.968%, due 3/1/30	1,000,000	859,005
City of Huntsville, Water System Revenue Bonds
Series B
1.187%, due 11/1/27	1,000,000	872,069
		12,466,910
	Principal Amount	Value

Arizona 1.0%
Arizona Industrial Development Authority, Voyager Foundation Inc., Project Revenue Bonds
Series 2020
3.65%, due 10/1/29	$ 1,115,000	$ 974,088
Series 2020
3.90%, due 10/1/34	1,900,000	1,478,247
City of Phoenix Unlimited General Obligation
Series A
5.269%, due 7/1/34	4,275,000	4,446,930
		6,899,265
California 18.3%
Anaheim Public Financing Authority, Convention Center Expansion Revenue Bonds
Series A, Insured: AGM
2.971%, due 7/1/33	2,800,000	2,338,605
California Community Choice Financing Authority, Clean Energy Project (a) Revenue Bonds
Series A-1
4.00%, due 5/1/53	5,405,000	5,462,466
Series C
5.25%, due 1/1/54	5,725,000	5,980,699
California Educational Facilities Authority, Chapman University Revenue Bonds
Series A
3.661%, due 4/1/33	3,300,000	2,956,490
California Health Facilities Financing Authority Revenue Bonds, Senior Lien
1.829%, due 6/1/29	2,500,000	2,148,918
California Infrastructure & Economic Development Bank, Infrastructure State Revolving Fund Revenue Bonds
Series A
1.466%, due 10/1/28	3,605,000	3,129,542
California State University, Systemwide Revenue Bonds
Series B
1.674%, due 11/1/29	2,710,000	2,300,348
Series D
1.69%, due 11/1/29	1,110,000	943,204

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
California State University, Systemwide Revenue Bonds (continued)
Series B
1.994%, due 11/1/32	$ 1,000,000	$ 809,528
California Statewide Communities Development Authority, Front Porch Communities & Services Revenue Bonds
Series B
2.14%, due 4/1/30	1,500,000	1,240,243
California Statewide Communities Development Authority, Front Porch Communities & Services Obligated Group Revenue Bonds
Series B
2.24%, due 4/1/31	3,250,000	2,624,834
Central Basin Municipal Water District Revenue Bonds
Series B, Insured: BAM
3.56%, due 8/1/33	1,345,000	1,223,136
City of Los Angeles, Department of Airports Revenue Bonds
Series C
1.613%, due 5/15/30	1,000,000	828,452
City of Los Angeles, Department of Airports Customer Facility Charge Revenue Bonds
Series A, Insured: AGM
3.258%, due 5/15/30	2,620,000	2,398,395
Contra Costa Community College District Unlimited General Obligation
1.75%, due 8/1/28	1,500,000	1,325,812
Series B
6.504%, due 8/1/34	2,270,000	2,589,727
County of Alameda Unlimited General Obligation
Series B
3.749%, due 8/1/32	2,000,000	1,920,546
Cupertino Union School District Unlimited General Obligation
2.65%, due 8/1/31	1,000,000	881,856
	Principal Amount	Value

California (continued)
East Bay Municipal Utility District, Wastewater System Revenue Bonds
Series B
5.026%, due 6/1/32	$ 2,000,000	$ 2,093,636
Foothill-De Anza Community College District, Election of 2006 Unlimited General Obligation
Series E
2.896%, due 8/1/31	1,025,000	931,187
Glendale Community College District Unlimited General Obligation
2.268%, due 8/1/30	1,500,000	1,303,395
Long Beach Community College District Unlimited General Obligation
Series H
2.387%, due 8/1/29	1,695,000	1,513,166
Los Angeles Community College District, Election 2008 Unlimited General Obligation
Series B
7.53%, due 8/1/29	10,000,000	11,475,644
Los Angeles Unified School District Unlimited General Obligation
Series RY
6.758%, due 7/1/34	2,360,000	2,751,273
Marin Community College District, Election of 2016 Unlimited General Obligation
Series A-1
3.272%, due 8/1/27	1,425,000	1,380,835
Oakland Unified School District, Alameda County Unlimited General Obligation
Insured: BAM
2.774%, due 8/1/34	1,000,000	833,675
Orange County Sanitation District Revenue Bonds
Series C
6.35%, due 2/1/32	3,400,000	3,882,051
Oxnard Financing Authority Revenue Bonds
Series B
6.819%, due 6/1/30	5,500,000	5,924,602
Port of Oakland Revenue Bonds, Senior Lien
Series R
1.949%, due 5/1/28	6,260,000	5,556,498

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Port of Oakland Revenue Bonds, Senior Lien (continued)
Series R
2.099%, due 5/1/30	$ 2,360,000	$ 2,019,046
Rancho Water District Financing Authority Revenue Bonds
Series A
5.125%, due 8/1/30	2,670,000	2,798,287
San Diego Community College District Unlimited General Obligation
1.633%, due 8/1/27	2,290,000	2,074,873
2.113%, due 8/1/31	3,000,000	2,572,773
San Diego County Regional Transportation Commission Revenue Bonds
Series A
2.499%, due 4/1/30	1,570,000	1,398,939
San Francisco City & County Public Utilities Commission, Wastewater Revenue Bonds
Series B
5.60%, due 10/1/30	6,620,000	7,141,700
San Francisco City & County Redevelopment Agency Successor Agency Tax Allocation, Third Lien
Series A, Insured: AGM
2.543%, due 8/1/30	2,000,000	1,707,536
Series A, Insured: AGM
2.643%, due 8/1/31	1,780,000	1,498,979
San Joaquin Delta Community College District Unlimited General Obligation
1.874%, due 8/1/29	1,785,000	1,560,052
San Jose Evergreen Community College District Unlimited General Obligation
1.676%, due 9/1/28	1,120,000	981,612
Series B-1
3.063%, due 9/1/45	1,000,000	751,492
San Jose Unified School District Unlimited General Obligation
1.847%, due 8/1/33	1,685,000	1,331,154
	Principal Amount	Value

California (continued)
Santa Monica-Malibu Unified School District Unlimited General Obligation
1.51%, due 7/1/30	$ 2,510,000	$ 2,083,941
State of California, Various Purpose Unlimited General Obligation
5.20%, due 3/1/43	5,000,000	5,071,350
5.25%, due 10/1/31	4,000,000	4,258,049
State of California Department of Water Resources, Central Valley Project Revenue Bonds
Series BC
1.16%, due 12/1/27	2,180,000	1,900,402
Vacaville Unified School District Unlimited General Obligation
1.639%, due 8/1/29	2,000,000	1,699,499
		119,598,447
Colorado 1.5%
City & County of Denver, Airport System Revenue Bonds
Series C
2.237%, due 11/15/30	3,200,000	2,754,756
Series C
2.617%, due 11/15/33	3,000,000	2,517,897
City & County of Denver, Pledged Excise Tax Revenue Bonds
Series B
3.696%, due 8/1/28	4,670,000	4,529,714
		9,802,367
Connecticut 1.3%
State of Connecticut Unlimited General Obligation
Series A
2.677%, due 7/1/30	3,805,000	3,445,880
Series A
3.85%, due 9/15/27	3,250,000	3,215,560
State of Connecticut, Special Tax Revenue Bonds
Series B
5.459%, due 11/1/30	1,860,000	1,930,331
		8,591,771
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
District of Columbia 1.0%
District of Columbia, Income Tax Revenue Bonds
Series B
3.629%, due 7/1/28	$ 5,000,000	$ 4,839,947
District of Columbia Revenue Bonds
Series B
3.759%, due 7/1/29	1,870,000	1,811,428
		6,651,375
Florida 1.9%
County of Broward, Airport System Revenue Bonds
Series C
2.504%, due 10/1/28	2,360,000	2,141,543
County of Miami-Dade, Aviation Revenue Bonds
Series B
2.137%, due 10/1/28	1,000,000	889,949
Series B
2.287%, due 10/1/29	1,000,000	876,597
Series B
3.406%, due 10/1/32	1,500,000	1,354,397
Florida Development Finance Corp., UF Health Jacksonville Project Revenue Bonds
Series B, Insured: AGM
3.223%, due 2/1/32	8,500,000	7,302,902
		12,565,388
Guam 1.7%
Antonio B Won Pat International Airport Authority Revenue Bonds
Series A
2.699%, due 10/1/26	2,445,000	2,224,499
Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds
Series B
2.75%, due 7/1/30	6,500,000	5,640,711
Series B
3.25%, due 7/1/34	2,000,000	1,665,849
	Principal Amount	Value

Guam (continued)
Port Authority of Guam Revenue Bonds
Series C
4.532%, due 7/1/27	$ 500,000	$ 483,147
Series C
4.582%, due 7/1/28	1,000,000	958,312
		10,972,518
Hawaii 1.6%
City & County of Honolulu Unlimited General Obligation
Series D
3.068%, due 10/1/30	1,980,000	1,815,283
Series A
5.668%, due 12/1/30	1,000,000	1,080,954
State of Hawaii Unlimited General Obligation
Series FZ
1.395%, due 8/1/30	5,970,000	4,919,830
Series FZ
1.595%, due 8/1/31	3,540,000	2,887,198
		10,703,265
Idaho 0.2%
Idaho Housing & Finance Association, Gem Prep: Meridian Project Revenue Bonds
Series A, Insured: School Bond Guaranty
4.00%, due 5/1/42	1,320,000	1,220,126
Illinois 3.1%
Chicago Board of Education Unlimited General Obligation
Series C, Insured: BAM
6.319%, due 11/1/29	2,000,000	2,123,621
City of Chicago Unlimited General Obligation
Series B, Insured: AGM-CR
7.375%, due 1/1/33	1,200,000	1,374,566
County of Cook Unlimited General Obligation
Series C
5.79%, due 11/15/29	1,290,000	1,329,232
Illinois Municipal Electric Agency Revenue Bonds
Series C
6.832%, due 2/1/35	5,000,000	5,517,497

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Illinois (continued)
Sales Tax Securitization Corp. Revenue Bonds
Series C
3.23%, due 1/1/28	$ 2,160,000	$ 2,034,813
State of Illinois, Sales Tax Revenue Bonds, Junior Lien
Series B
2.159%, due 6/15/29	2,500,000	2,137,005
Series B
2.509%, due 6/15/32	1,000,000	818,425
State of Illinois, Sales Tax Revenue Bonds
3.45%, due 6/15/29	3,170,000	2,923,571
State of Illinois, Build America Bonds Unlimited General Obligation
Series 5
7.35%, due 7/1/35	1,782,857	1,969,665
		20,228,395
Indiana 1.0%
Indianapolis Local Public Improvement Bond Bank Revenue Bonds
Series G-3
5.04%, due 1/1/29	1,115,000	1,136,728
Series A-2
5.854%, due 1/15/30	5,325,000	5,596,875
		6,733,603
Kentucky 0.7%
Kenton County Airport Board, Customer Facility Charge Revenue Bonds
4.489%, due 1/1/39	3,800,000	3,491,611
Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds
Series B, Insured: AGM
4.255%, due 12/1/34	1,000,000	909,458
		4,401,069
	Principal Amount	Value

Louisiana 2.3%
Louisiana Local Government Environmental Facilities & Community Development Authority, Utilities Restoration Corp. Project Revenue Bonds
Series A
4.145%, due 2/1/33	$ 1,335,000	$ 1,318,058
5.081%, due 6/1/31	3,000,000	3,027,504
5.197%, due 9/1/39	4,000,000	4,104,779
5.198%, due 12/1/39	4,830,000	5,048,502
State of Louisiana Unlimited General Obligation
Series C-1
1.804%, due 6/1/31	1,650,000	1,377,828
		14,876,671
Maryland 0.5%
Maryland State Transportation Authority Revenue Bonds
Series B
5.604%, due 7/1/30	3,000,000	3,147,173
Massachusetts 4.8%
Commonwealth of Massachusetts Limited General Obligation
Series E
1.52%, due 11/1/30	2,000,000	1,646,054
Series D
4.50%, due 8/1/31	1,320,000	1,334,983
Commonwealth of Massachusetts, COVID-19 Recovery Assessment Revenue Bonds
Series A
3.769%, due 7/15/29	4,710,000	4,577,879
Series A
3.881%, due 1/15/31	6,000,000	5,846,588
Commonwealth of Massachusetts, Build America Bonds Limited General Obligation
Series A
4.91%, due 5/1/29	6,805,000	7,021,632
Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds
Series B
2.235%, due 7/1/31	7,795,000	6,718,935
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Massachusetts (continued)
Massachusetts Development Finance Agency, Lesley University Revenue Bonds
Series B
3.165%, due 7/1/32	$ 1,705,000	$ 1,467,830
Massachusetts Port Authority Revenue Bonds
Series C
1.579%, due 7/1/30	1,125,000	932,592
Massachusetts Water Resources Authority Revenue Bonds
Series C
1.94%, due 8/1/30	1,500,000	1,287,532
Series C
2.09%, due 8/1/31	1,055,000	897,088
		31,731,113
Michigan 2.0%
Michigan Finance Authority, Local Government Loan Program Revenue Bonds
Series E, Insured: State Aid Direct Deposit
8.369%, due 11/1/35	715,000	879,023
Michigan State Building Authority Revenue Bonds
Series II
1.812%, due 10/15/31	2,000,000	1,630,683
University of Michigan Revenue Bonds
Series B
1.672%, due 4/1/30	5,120,000	4,325,548
Series D
5.183%, due 4/1/35	6,000,000	6,335,698
		13,170,952
Minnesota 0.1%
Western Minnesota Municipal Power Agency Revenue Bonds
Series A
2.595%, due 1/1/29	1,000,000	919,670
	Principal Amount	Value

Mississippi 1.0%
State of Mississippi Unlimited General Obligation
Series B
1.699%, due 6/1/29	$ 2,935,000	$ 2,519,752
Series B
1.849%, due 6/1/30	1,400,000	1,185,174
Series E
1.887%, due 10/1/29	1,000,000	861,878
Series E
5.445%, due 11/1/35	1,575,000	1,706,673
		6,273,477
Missouri 1.1%
City of Kansas City Revenue Bonds
Series B
1.802%, due 4/1/27	3,130,000	2,823,968
Missouri Highway & Transportation Commission, Federal Reimbursement State Road Revenue Bonds
Series B
5.445%, due 5/1/33	4,000,000	4,250,845
		7,074,813
Nebraska 0.4%
City of Lincoln, Electric System Revenue Bonds
Series B
1.499%, due 9/1/30	3,000,000	2,460,990
Nevada 0.2%
County of Clark Limited General Obligation
Series A
2.70%, due 11/1/36	2,000,000	1,638,517
New Hampshire 0.1%
State of New Hampshire, Build America Bonds Unlimited General Obligation
Series C
4.25%, due 6/1/28	1,010,000	1,007,386

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
New Jersey 2.5%
New Jersey Economic Development Authority Revenue Bonds
Series A
4.984%, due 3/1/27	$ 1,750,000	$ 1,764,824
Series A
5.064%, due 3/1/28	3,500,000	3,549,868
New Jersey Turnpike Authority Revenue Bonds
Series B
1.483%, due 1/1/28	2,000,000	1,749,048
Series B
1.713%, due 1/1/29	3,235,000	2,795,487
State of New Jersey Unlimited General Obligation
Series A
2.30%, due 6/1/27	1,000,000	923,442
Series A
2.85%, due 6/1/32	1,000,000	876,644
Series A, Insured: BAM
2.90%, due 6/1/33	5,180,000	4,520,191
		16,179,504
New York 9.6%
Brookhaven Local Development Corp., Long Island Community Hospital Project Revenue Bonds
Series B
4.50%, due 10/1/25	2,045,000	2,024,259
Brookhaven Local Development Corp., Long Island Community Hospital Health Care Services Foundation Revenue Bonds
Series B, Insured: AGM-CR
6.00%, due 10/1/30	1,855,000	1,979,234
City of New York Unlimited General Obligation
Series D
1.723%, due 8/1/29	1,300,000	1,111,221
Series D-2
1.75%, due 3/1/30	2,450,000	2,068,119
Series D-3
2.05%, due 3/1/32	3,000,000	2,473,054
Series C-3
2.36%, due 8/1/31	2,000,000	1,712,613
	Principal Amount	Value

New York (continued)
City of New York Unlimited General Obligation (continued)
Series E-2
4.90%, due 4/1/34	$ 2,000,000	$ 2,051,476
Metropolitan Transportation Authority Revenue Bonds
Series A-1
5.871%, due 11/15/39	3,195,000	3,247,064
Series B-1
6.548%, due 11/15/31	2,950,000	3,174,975
New York City Transitional Finance Authority, Future Tax Secured Revenue Bonds
Series C-2
1.55%, due 5/1/28	1,000,000	878,580
Series B-3
3.00%, due 11/1/33	1,000,000	866,965
Series C-3
3.35%, due 11/1/30	4,000,000	3,732,483
Series D-3
5.65%, due 11/1/35	6,000,000	6,435,409
New York State Dormitory Authority, State University of New York Dormitory Facilities Revenue Bonds
Series A
2.462%, due 7/1/32	4,750,000	4,033,775
New York State Environmental Facilities Corp., Municipal Water Finance Authority Project Revenue Bonds
Series B
3.716%, due 6/15/32	2,000,000	1,892,583
New York State Urban Development Corp., Sales Tax Revenue Bonds
Series B
1.75%, due 3/15/28	3,580,000	3,169,508
New York State Urban Development Corp., Personal Income Tax Revenue Bonds
Series B
1.777%, due 3/15/28	3,500,000	3,098,530
Series B
3.32%, due 3/15/29	4,990,000	4,701,650
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
New York (continued)
New York Transportation Development Corp., LaGuardia Airport Terminal B Redevelopment Project Revenue Bonds
Series B, Insured: AGM-CR
3.473%, due 7/1/28	$ 4,860,000	$ 4,572,111
State of New York Unlimited General Obligation
Series B
2.45%, due 2/15/28	2,810,000	2,583,931
Series B
2.70%, due 2/15/31	2,120,000	1,877,190
State of New York, Build America Bonds Unlimited General Obligation
Series C
5.54%, due 3/1/30	5,000,000	5,294,067
		62,978,797
North Carolina 1.3%
County of Guilford, Public Improvement Unlimited General Obligation
Series B
5.361%, due 8/1/28	2,250,000	2,369,778
North Carolina Turnpike Authority Revenue Bonds
Series A-1
5.318%, due 1/1/31	5,720,000	5,949,740
		8,319,518
Ohio 1.7%
Ohio Higher Educational Facility Commission, Ashtabula County Medical Center Obligated Group Revenue Bonds
5.25%, due 1/1/42	2,000,000	2,088,750
Ohio State University (The), General Receipts Revenue Bonds
Series B
3.673%, due 6/1/33	1,000,000	951,117
State of Ohio Unlimited General Obligation
Series A
1.78%, due 8/1/32	2,750,000	2,245,611
Series A
1.83%, due 9/15/33	1,000,000	802,486
	Principal Amount	Value

Ohio (continued)
State of Ohio, Build America Bonds Unlimited General Obligation
Series B
5.462%, due 9/1/30	$ 2,000,000	$ 2,165,039
Summit County Development Finance Authority, Franciscan University of Steubenville Project Revenue Bonds
Series B
5.125%, due 11/1/48	1,000,000	960,569
Series A
6.00%, due 11/1/48 (b)	1,750,000	1,795,962
		11,009,534
Oklahoma 0.2%
Oklahoma Municipal Power Authority, Power Supply System Revenue Bonds
Series B, Insured: AGM
2.251%, due 1/1/32	1,300,000	1,088,380
Oregon 2.3%
Metro Unlimited General Obligation
3.10%, due 6/1/31	1,000,000	902,496
Oregon State Lottery Revenue Bonds
Series B
1.641%, due 4/1/28	9,500,000	8,398,684
Series B
1.875%, due 4/1/29	3,900,000	3,408,821
State of Oregon Unlimited General Obligation
Series C
1.975%, due 5/1/31	1,000,000	846,319
Series B
4.677%, due 5/1/35	1,250,000	1,270,906
		14,827,226
Pennsylvania 2.8%
Authority Improvement Municipalities, Carlow University Revenue Bonds
Series B
5.00%, due 11/1/53	750,000	552,302

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Pennsylvania (continued)
City of Philadelphia Unlimited General Obligation
Series B, Insured: AGM
1.618%, due 7/15/29	$ 2,505,000	$ 2,131,580
Series B, Insured: AGM
1.738%, due 7/15/30	2,250,000	1,882,639
City of Philadelphia, Water & Wastewater Revenue Bonds
Series B
2.034%, due 11/1/31	1,000,000	831,915
Commonwealth of Pennsylvania Unlimited General Obligation
Series 1
2.05%, due 8/1/31	5,020,000	4,161,418
Commonwealth of Pennsylvania Unlimited General Obligation, First Series
Series B
5.45%, due 2/15/30	5,645,000	5,890,003
County of Allegheny Unlimited General Obligation
Series C-79
1.786%, due 11/1/30	1,000,000	826,233
University of Pittsburgh-of the Commonwealth System of Higher Education Revenue Bonds
Series B
3.596%, due 9/15/30	2,000,000	1,894,484
		18,170,574
Rhode Island 1.8%
State of Rhode Island Unlimited General Obligation
Series B
4.79%, due 8/1/31	4,000,000	4,064,825
Series B
4.90%, due 8/1/32	7,445,000	7,615,721
		11,680,546
Tennessee 0.5%
City of Memphis Unlimited General Obligation
Series F
6.042%, due 7/1/34	2,000,000	2,266,006
	Principal Amount	Value

Tennessee (continued)
Metropolitan Government of Nashville & Davidson County, Water & Sewer Revenue Bonds
Series B
1.881%, due 7/1/30	$ 1,000,000	$ 844,594
		3,110,600
Texas 8.1%
Central Texas Regional Mobility Authority Revenue Bonds, Senior Lien
Series C
2.635%, due 1/1/32	1,500,000	1,279,203
City of Austin, Rental Car Special Facility Revenue Bonds
Insured: AGM
1.475%, due 11/15/28	1,750,000	1,488,472
City of Corpus Christi, Utility System Revenue Bonds, Junior Lien
Series B
2.066%, due 7/15/31	4,325,000	3,617,484
Series B
2.166%, due 7/15/32	2,500,000	2,062,667
City of Dallas, Waterworks & Sewer System Revenue Bonds
Series B
3.648%, due 10/1/30	2,000,000	1,927,117
City of Houston, Airport System Revenue Bonds, Sub. Lien
Series C
2.385%, due 7/1/31	5,000,000	4,272,095
Series C
2.485%, due 7/1/32	1,470,000	1,242,898
City of Houston, Combined Utility System Revenue Bonds, First Lien
Series B
3.828%, due 5/15/28	2,575,000	2,537,768
City of San Antonio, Electric & Gas Systems Limited General Obligation
1.643%, due 2/1/30	1,595,000	1,362,789
Dallas Area Rapid Transit Revenue Bonds, Senior Lien
Series D
1.828%, due 12/1/29	3,600,000	3,092,073
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Municipal Bonds (continued)
Texas (continued)
Dallas Area Rapid Transit Revenue Bonds
Series C
1.946%, due 12/1/31	$ 1,730,000	$ 1,431,270
Dallas Fort Worth International Airport Revenue Bonds
Series A
2.354%, due 11/1/27	1,000,000	920,416
Series A
2.454%, due 11/1/29	1,000,000	892,256
Dallas Independent School District Unlimited General Obligation
Series A, Insured: PSF-GTD
2.533%, due 2/15/32	7,500,000	6,416,453
Lamar Consolidated Independent School District Unlimited General Obligation
Insured: AGM
5.50%, due 2/15/58	5,000,000	5,693,159
Metropolitan Transit Authority of Harris County Revenue Bonds
Series A
2.499%, due 11/1/34	1,000,000	819,002
North Texas Tollway Authority Revenue Bonds, First Tier
Series B
1.827%, due 1/1/29	3,300,000	2,891,477
State of Texas Unlimited General Obligation
2.526%, due 10/1/31	4,000,000	3,504,516
Series C
4.108%, due 10/1/35	1,325,000	1,281,468
Series A
4.631%, due 4/1/33	3,000,000	3,058,066
Texas Natural Gas Securitization Finance Corp. Revenue Bonds
Series A-1
5.102%, due 4/1/35	2,000,000	2,101,756
Texas Transportation Commission State Highway Fund Revenue Bonds, First Tier
4.00%, due 10/1/33	1,165,000	1,132,323
		53,024,728
	Principal Amount	Value

U.S. Virgin Islands 0.9%
Matching Fund Special Purpose Securitization Corp. Revenue Bonds
Series B
6.00%, due 10/1/25	$ 5,875,000	$ 5,893,755
Utah 0.5%
County of Salt Lake, Convention Hotel Revenue Bonds
5.25%, due 10/1/34 (b)	3,610,000	3,355,620
Virginia 2.3%
City of Alexandria Unlimited General Obligation
1.50%, due 6/15/30	3,000,000	2,500,759
Farmville Industrial Development Authority, Longwood University Student Housing Project Revenue Bonds
Series B
5.00%, due 1/1/34	2,000,000	1,887,304
Hampton Roads Sanitation District Revenue Bonds
Series B
5.814%, due 11/1/29	4,775,000	5,031,165
Virginia College Building Authority Revenue Bonds
Series B
1.865%, due 2/1/31	5,000,000	4,156,277
Virginia Commonwealth Transportation Board, Build America Bonds Revenue Bonds
Series A-2, Insured: State Appropriations
5.35%, due 5/15/35	1,255,000	1,315,769
		14,891,274
Washington 6.1%
City of Seattle, Municipal Light & Power Revenue Bonds
Series A
5.47%, due 2/1/30	9,000,000	9,496,552
County of King, Sewer Revenue Bonds
Series B
1.30%, due 1/1/28	2,140,000	1,869,245
Series B
1.86%, due 1/1/33	5,735,000	4,586,681

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay MacKay U.S. Infrastructure Bond Fund

	Principal Amount	Value
Municipal Bonds (continued)
Washington (continued)
Energy Northwest, Bonneville Power Administration Revenue Bonds
Series B
2.166%, due 7/1/32	$ 2,740,000	$ 2,271,968
Pierce County School District No. 10, Tacoma Unlimited General Obligation
Insured: School Bond Guaranty
1.733%, due 12/1/31	1,000,000	819,830
Port of Seattle, Intermediate Lien Revenue Bonds
Series C
3.913%, due 8/1/30	2,200,000	2,139,427
Spokane Public Facilities District, Sales & Lodging tax Revenue Bonds
Series B
1.996%, due 12/1/30	1,950,000	1,650,581
State of Washington, Motor Vehicle Fuel Unlimited General Obligation
Series F
5.09%, due 8/1/33	11,750,000	12,326,201
University of Washington Revenue Bonds
Series B
1.192%, due 4/1/28	3,450,000	2,994,742
Washington State University Revenue Bonds
Series A
1.899%, due 10/1/27	2,355,000	2,109,789
		40,265,016
West Virginia 0.4%
County of Ohio, Special District Excise Tax Revenue Bonds
Series A
4.00%, due 3/1/40	3,500,000	2,620,762
Wisconsin 1.5%
State of Wisconsin Unlimited General Obligation
Series 3
1.122%, due 5/1/28	5,100,000	4,402,293
Series 4
1.902%, due 5/1/33	1,000,000	802,499
	Principal Amount	Value

Wisconsin (continued)
State of Wisconsin Unlimited General Obligation (continued)
Series 2
2.614%, due 5/1/32	$ 4,250,000	$ 3,721,288
Wisconsin Department of Transportation Revenue Bonds
Series 1
1.789%, due 7/1/33	1,000,000	786,804
		9,712,884
Total Municipal Bonds (Cost $580,115,304)		590,263,979
U.S. Government & Federal Agencies 0.0% ‡
Federal Home Loan Mortgage Corporation (Mortgage Pass-Through Securities) 0.0% ‡
FHLMC Gold Pools, 30 Year
4.00%, due 10/1/48	115,423	112,314
6.50%, due 4/1/37	22,704	24,193
		136,507
Government National Mortgage Association (Mortgage Pass-Through Security) 0.0% ‡
GNMA I, 30 Year
6.50%, due 4/15/31	76,527	78,509
Total U.S. Government & Federal Agencies (Cost $216,451)		215,016
Total Long-Term Bonds (Cost $605,197,604)		615,963,334

	Shares
Short-Term Investments 4.4%
Affiliated Investment Company 4.0%
MainStay U.S. Government Liquidity Fund, 3.98% (c)	26,679,911	26,679,911

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Principal Amount	Value
Short-Term Municipal Note 0.4%
County of Sacramento Insured: AGM
6.34%, due 7/10/30 (d)	$ 2,500,000	$ 2,491,755
Total Short-Term Municipal Note (Cost $2,495,702)		2,491,755
Total Short-Term Investments (Cost $29,175,613)		29,171,666
Total Investments (Cost $634,373,217)	98.5%	645,135,000
Other Assets, Less Liabilities	1.5	9,696,248
Net Assets	100.0%	$ 654,831,248

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
‡	Less than one-tenth of a percent.
(a)	Coupon rate may change based on changes of the underlying collateral or prepayments of principal. Rate shown was the rate in effect as of April 30, 2023.
(b)	May be sold to institutional investors only under Rule 144A or securities offered pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended.
(c)	Current yield as of April 30, 2023.
(d)	Variable-rate demand notes (VRDNs)—Provide the right to sell the security at face value on either that day or within the rate-reset period. VRDNs will normally trade as if the maturity is the earlier put date, even though stated maturity is longer. The interest rate is reset on the put date at a stipulated daily, weekly, monthly, quarterly, or other specified time interval to reflect current market conditions. These securities do not indicate a reference rate and spread in their description. The maturity date shown is the final maturity.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 40,537	$ 426,720	$ (440,577)	$ —	$ —	$ 26,680	$ 419	$ —	26,680
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay MacKay U.S. Infrastructure Bond Fund

Futures Contracts
As of April 30, 2023, the Fund held the following futures contracts1:
Type	Number of Contracts	Expiration Date	Value at Trade Date	Current Notional Amount	Unrealized Appreciation (Depreciation)[2]
Short Contracts
U.S. Treasury 5 Year Notes	(18)	June 2023	$ (1,963,226)	$ (1,975,359)	$ (12,133)

1.	As of April 30, 2023, cash in the amount of $30,600 was on deposit with a broker or futures commission merchant for futures transactions.
2.	Represents the difference between the value of the contracts at the time they were opened and the value as of April 30, 2023.
Abbreviation(s):
AGM—Assured Guaranty Municipal Corp.
BAM—Build America Mutual Assurance Co.
CR—Custodial Receipts
FHLMC—Federal Home Loan Mortgage Corp.
GNMA—Government National Mortgage Association
PSF-GTD—Permanent School Fund Guaranteed
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets and liabilities:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Long-Term Bonds
Corporate Bonds	$ —	$ 25,484,339	$ —	$ 25,484,339
Municipal Bonds	—	590,263,979	—	590,263,979
U.S. Government & Federal Agencies	—	215,016	—	215,016
Total Long-Term Bonds	—	615,963,334	—	615,963,334
Short-Term Investments
Affiliated Investment Company	26,679,911	—	—	26,679,911
Short-Term Municipal Note	—	2,491,755	—	2,491,755
Total Short-Term Investments	26,679,911	2,491,755	—	29,171,666
Total Investments in Securities	$ 26,679,911	$ 618,455,089	$ —	$ 645,135,000
Liability Valuation Inputs
Other Financial Instruments
Futures Contracts (b)	$ (12,133)	$ —	$ —	$ (12,133)

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
(b)	The value listed for these securities reflects unrealized appreciation (depreciation) as shown on the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $607,693,306)	$618,455,089
Investment in affiliated investment companies, at value (identified cost $26,679,911)	26,679,911
Cash collateral on deposit at broker for futures contracts	30,600
Receivables:
Fund shares sold	7,926,634
Dividends and interest	6,489,547
Investment securities sold	3,699,352
Other assets	84,960
Total assets	663,366,093
Liabilities
Due to custodian	2,330
Payables:
Investment securities purchased	6,573,498
Fund shares redeemed	977,890
Manager (See Note 3)	204,120
Transfer agent (See Note 3)	137,069
Professional fees	29,091
NYLIFE Distributors (See Note 3)	24,110
Custodian	23,656
Shareholder communication	17,253
Variation margin on futures contracts	4,780
Accrued expenses	1,041
Distributions payable	540,007
Total liabilities	8,534,845
Net assets	$654,831,248
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 857,040
Additional paid-in-capital	722,976,416
723,833,456
Total distributable earnings (loss)	(69,002,208)
Net assets	$654,831,248
Class A
Net assets applicable to outstanding shares	$ 78,853,230
Shares of beneficial interest outstanding	10,420,764
Net asset value per share outstanding	$ 7.57
Maximum sales charge (3.00% of offering price)	0.23
Maximum offering price per share outstanding	$ 7.80
Investor Class
Net assets applicable to outstanding shares	$ 14,266,123
Shares of beneficial interest outstanding	1,876,721
Net asset value per share outstanding	$ 7.60
Maximum sales charge (2.50% of offering price)	0.19
Maximum offering price per share outstanding	$ 7.79
Class B
Net assets applicable to outstanding shares	$ 500,205
Shares of beneficial interest outstanding	66,087
Net asset value and offering price per share outstanding	$ 7.57
Class C
Net assets applicable to outstanding shares	$ 5,873,586
Shares of beneficial interest outstanding	776,619
Net asset value and offering price per share outstanding	$ 7.56
Class I
Net assets applicable to outstanding shares	$445,689,082
Shares of beneficial interest outstanding	58,244,054
Net asset value and offering price per share outstanding	$ 7.65
Class R6
Net assets applicable to outstanding shares	$109,649,022
Shares of beneficial interest outstanding	14,319,760
Net asset value and offering price per share outstanding	$ 7.66

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay MacKay U.S. Infrastructure Bond Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$ 12,982,695
Dividends-affiliated	418,923
Total income	13,401,618
Expenses
Manager (See Note 3)	1,398,353
Transfer agent (See Note 3)	464,283
Distribution/Service—Class A (See Note 3)	95,004
Distribution/Service—Investor Class (See Note 3)	17,684
Distribution/Service—Class B (See Note 3)	2,819
Distribution/Service—Class C (See Note 3)	31,015
Registration	54,828
Professional fees	52,098
Custodian	36,256
Shareholder communication	14,970
Trustees	6,655
Miscellaneous	14,422
Total expenses before waiver/reimbursement	2,188,387
Expense waiver/reimbursement from Manager (See Note 3)	(354,175)
Reimbursement from prior custodian(a)	(1,101)
Net expenses	1,833,111
Net investment income (loss)	11,568,507
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(16,030,897)
Futures transactions	1,411,118
Net realized gain (loss)	(14,619,779)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	42,976,758
Futures contracts	(1,713,935)
Net change in unrealized appreciation (depreciation)	41,262,823
Net realized and unrealized gain (loss)	26,643,044
Net increase (decrease) in net assets resulting from operations	$ 38,211,551

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
25

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 11,568,507	$ 13,838,405
Net realized gain (loss)	(14,619,779)	(64,129,820)
Net change in unrealized appreciation (depreciation)	41,262,823	(41,992,401)
Net increase (decrease) in net assets resulting from operations	38,211,551	(92,283,816)
Distributions to shareholders:
Class A	(1,513,717)	(2,991,990)
Investor Class	(258,241)	(464,952)
Class B	(8,218)	(21,454)
Class C	(90,552)	(166,814)
Class I	(7,452,926)	(10,840,872)
Class R6	(2,291,491)	(4,569,870)
Total distributions to shareholders	(11,615,145)	(19,055,952)
Capital share transactions:
Net proceeds from sales of shares	245,222,645	323,563,093
Net asset value of shares issued to shareholders in reinvestment of distributions	8,531,993	13,320,339
Cost of shares redeemed	(130,775,930)	(336,252,102)
Increase (decrease) in net assets derived from capital share transactions	122,978,708	631,330
Net increase (decrease) in net assets	149,575,114	(110,708,438)
Net Assets
Beginning of period	505,256,134	615,964,572
End of period	$ 654,831,248	$ 505,256,134
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
26	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.93	$ 8.33
Net investment income (loss) (a)	0.15	0.18	0.13	0.16	0.21	0.19
Net realized and unrealized gain (loss)	0.37	(1.47)	0.07	0.14	0.71	(0.40)
Total from investment operations	0.52	(1.29)	0.20	0.30	0.92	(0.21)
Less distributions:
From net investment income	(0.15)	(0.18)	(0.13)	(0.17)	(0.21)	(0.19)
From net realized gain on investments	—	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	—	(0.00)‡	—
Total distributions	(0.15)	(0.25)	(0.23)	(0.17)	(0.21)	(0.19)
Net asset value at end of period	$ 7.57	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.93
Total investment return (b)	7.23%	(14.98)%	2.36%	3.45%	11.76%	(2.54)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.97%††	2.20%	1.49%	1.84%	2.52%	2.31%
Net expenses (c)	0.85%††	0.85%	0.85%	0.85%	0.89%	1.00%
Expenses (before waiver/reimbursement) (c)	1.00%††	0.98%	0.96%	0.98%	1.02%	1.04%
Portfolio turnover rate	94%(d)	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of period (in 000’s)	$ 78,853	$ 75,780	$ 111,626	$ 103,475	$ 84,513	$ 68,269

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
27

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.24	$ 8.78	$ 8.81	$ 8.68	$ 7.97	$ 8.36
Net investment income (loss) (a)	0.13	0.16	0.10	0.14	0.19	0.16
Net realized and unrealized gain (loss)	0.37	(1.47)	0.07	0.13	0.71	(0.39)
Total from investment operations	0.50	(1.31)	0.17	0.27	0.90	(0.23)
Less distributions:
From net investment income	(0.14)	(0.16)	(0.10)	(0.14)	(0.19)	(0.16)
From net realized gain on investments	—	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	—	(0.00)‡	—
Total distributions	(0.14)	(0.23)	(0.20)	(0.14)	(0.19)	(0.16)
Net asset value at end of period	$ 7.60	$ 7.24	$ 8.78	$ 8.81	$ 8.68	$ 7.97
Total investment return (b)	6.88%	(15.14)%	2.02%	3.14%	11.36%	(2.72)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.63%††	1.95%	1.16%	1.57%	2.21%	1.98%
Net expenses (c)	1.17%††	1.12%	1.17%	1.15%	1.21%	1.33%
Expenses (before waiver/reimbursement) (c)	1.38%††	1.25%	1.33%	1.28%	1.35%	1.44%
Portfolio turnover rate	94%(d)	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of period (in 000's)	$ 14,266	$ 13,974	$ 17,994	$ 19,459	$ 20,520	$ 21,012

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
28	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.94	$ 8.33
Net investment income (loss) (a)	0.11	0.09	0.04	0.07	0.12	0.10
Net realized and unrealized gain (loss)	0.37	(1.46)	0.07	0.14	0.70	(0.39)
Total from investment operations	0.48	(1.37)	0.11	0.21	0.82	(0.29)
Less distributions:
From net investment income	(0.11)	(0.10)	(0.04)	(0.08)	(0.12)	(0.10)
From net realized gain on investments	—	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	—	(0.00)‡	—
Total distributions	(0.11)	(0.17)	(0.14)	(0.08)	(0.12)	(0.10)
Net asset value at end of period	$ 7.57	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.94
Total investment return (b)	6.67%	(15.84)%	1.28%	2.39%	10.46%	(3.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.90%††	1.11%	0.42%	0.85%	1.46%	1.23%
Net expenses (c)	1.92%††	1.87%	1.92%	1.90%	1.96%	2.08%
Expenses (before waiver/reimbursement) (c)	2.13%††	2.00%	2.08%	2.03%	2.10%	2.19%
Portfolio turnover rate	94%(d)	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of period (in 000’s)	$ 500	$ 623	$ 1,343	$ 1,902	$ 2,621	$ 3,224

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
29

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.93	$ 8.32
Net investment income (loss) (a)	0.11	0.11	0.04	0.08	0.12	0.10
Net realized and unrealized gain (loss)	0.36	(1.48)	0.07	0.13	0.71	(0.39)
Total from investment operations	0.47	(1.37)	0.11	0.21	0.83	(0.29)
Less distributions:
From net investment income	(0.11)	(0.10)	(0.04)	(0.08)	(0.12)	(0.10)
From net realized gain on investments	—	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	—	(0.00)‡	—
Total distributions	(0.11)	(0.17)	(0.14)	(0.08)	(0.12)	(0.10)
Net asset value at end of period	$ 7.56	$ 7.20	$ 8.74	$ 8.77	$ 8.64	$ 7.93
Total investment return (b)	6.53%	(15.84)%	1.27%	2.38%	10.59%	(3.46)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	2.90%††	1.38%	0.42%	0.88%	1.47%	1.23%
Net expenses (c)	1.92%††	1.87%	1.92%	1.90%	1.96%	2.08%
Expenses (before waiver/reimbursement) (c)	2.13%††	2.00%	2.08%	2.02%	2.10%	2.19%
Portfolio turnover rate	94%(d)	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of period (in 000’s)	$ 5,874	$ 7,037	$ 6,481	$ 8,708	$ 14,152	$ 7,612

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
30	MainStay MacKay U.S. Infrastructure Bond Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.28	$ 8.84	$ 8.87	$ 8.73	$ 8.02	$ 8.42
Net investment income (loss) (a)	0.16	0.20	0.15	0.17	0.24	0.21
Net realized and unrealized gain (loss)	0.37	(1.49)	0.07	0.16	0.71	(0.40)
Total from investment operations	0.53	(1.29)	0.22	0.33	0.95	(0.19)
Less distributions:
From net investment income	(0.16)	(0.20)	(0.15)	(0.19)	(0.24)	(0.21)
From net realized gain on investments	—	(0.07)	(0.10)	—	—	—
Return of capital	—	—	—	—	(0.00)‡	—
Total distributions	(0.16)	(0.27)	(0.25)	(0.19)	(0.24)	(0.21)
Net asset value at end of period	$ 7.65	$ 7.28	$ 8.84	$ 8.87	$ 8.73	$ 8.02
Total investment return (b)	7.28%	(14.83)%	2.58%	3.78%	11.95%	(2.26)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.15%††	2.47%	1.71%	1.97%	2.64%	2.56%
Net expenses (c)	0.60%††	0.60%	0.60%	0.60%	0.60%	0.75%
Expenses (before waiver/reimbursement) (c)	0.75%††	0.73%	0.71%	0.72%	0.74%	0.79%
Portfolio turnover rate	94%(d)	170%(d)	51%(d)	89%(d)	124%(d)	58%(e)
Net assets at end of period (in 000’s)	$ 445,689	$ 297,386	$ 329,021	$ 292,000	$ 177,305	$ 5,003

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
(e)	The portfolio turnover rate not including mortgage dollar rolls was 52% for the year ended October 31, 2018.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
31

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		November 1, 2019^ through October 31,
Class R6		2022	2021	2020
Net asset value at beginning of period	$ 7.29	$ 8.84	$ 8.87	$ 8.72
Net investment income (loss) (a)	0.16	0.20	0.16	0.19
Net realized and unrealized gain (loss)	0.37	(1.47)	0.07	0.15
Total from investment operations	0.53	(1.27)	0.23	0.34
Less distributions:
From net investment income	(0.16)	(0.21)	(0.16)	(0.19)
From net realized gain on investments	—	(0.07)	(0.10)	—
Total distributions	(0.16)	(0.28)	(0.26)	(0.19)
Net asset value at end of period	$ 7.66	$ 7.29	$ 8.84	$ 8.87
Total investment return (b)	7.31%	(14.66)%	2.65%	3.85%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	4.23%††	2.50%	1.77%	2.16%
Net expenses (c)	0.53%††	0.53%	0.53%	0.53%
Expenses (before waiver/reimbursement) (c)	0.56%††	0.57%	0.56%	0.58%
Portfolio turnover rate (d)	94%	170%	51%	89%
Net assets at end of period (in 000’s)	$ 109,649	$ 110,457	$ 149,500	$ 83,204

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	The portfolio turnover rate includes variable rate demand notes.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
32	MainStay MacKay U.S. Infrastructure Bond Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay MacKay U.S. Infrastructure Bond Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
Class I	January 2, 2004
Class R6	November 1, 2019
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $250,000 or more (and certain other qualified purchases) in Class A and Investor Class shares. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Investments in Class C shares are subject to a purchase maximum of $250,000. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Fund's investment objective is to seek current income.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which

33

Notes to Financial Statements (Unaudited) (continued)
market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal

34	MainStay MacKay U.S. Infrastructure Bond Fund

conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Futures contracts are valued at the last posted settlement price on the market where such futures are primarily traded. These securities are generally categorized as Level 1 in the hierarchy.
Debt securities (other than convertible and municipal bonds) are valued at the evaluated bid prices (evaluated mean prices in the case of convertible and municipal bonds) supplied by a pricing agent or broker selected by the Valuation Designee, in consultation with the Subadvisor. The evaluations are market-based measurements processed through a pricing application and represents the pricing agent’s good faith determination as to what a holder may receive in an orderly transaction under market conditions. The rules-based logic utilizes valuation techniques that reflect participants’ assumptions and vary by asset class and per methodology, maximizing the use of relevant observable data including quoted prices for similar assets, benchmark yield curves and market corroborated inputs. The evaluated bid or mean prices are deemed by the Valuation Designee, in consultation with the Subadvisor, to be representative of market values at the regular close of trading of the Exchange on each valuation date. Debt securities purchased on a delayed delivery basis are marked to market daily until settlement at the forward settlement date. Debt securities, including corporate bonds, U.S. government and federal agency bonds, municipal bonds, foreign bonds, convertible bonds, asset-backed securities and mortgage-backed securities are generally categorized as Level 2 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Interest income is accrued as earned using the effective interest rate method and includes any realized gains and losses from repayments of principal on mortgage-backed securities. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital. Discounts and premiums on securities purchased, other than temporary cash investments that mature in 60 days or less at the time of purchase, for the Fund are accreted and amortized, respectively, on the effective interest rate method.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
The Fund may place a debt security on non-accrual status and reduce related interest income by ceasing current accruals and writing off all or a portion of any interest receivables when the collection of all or a portion of
35

Notes to Financial Statements (Unaudited) (continued)
such interest has become doubtful. A debt security is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Futures Contracts.  A futures contract is an agreement to purchase or sell a specified quantity of an underlying instrument at a specified future date and price, or to make or receive a cash payment based on the value of a financial instrument (e.g., foreign currency, interest rate, security or securities index). The Fund is subject to risks such as market price risk, leverage risk, liquidity risk, counterparty risk, operational risk, legal risk and/or interest rate risk in the normal course of investing in these contracts. Upon entering into a futures contract, the Fund is required to pledge to the broker or futures commission merchant an amount of cash and/or U.S. government securities equal to a certain percentage of the collateral amount, known as the “initial margin.” During the period the futures contract is open, changes in the value of the contract are recognized as unrealized appreciation or depreciation by marking to market such contract on a daily basis to reflect the market value of the contract at the end of each day’s trading. The Fund agrees to receive from or pay to the broker or futures commission merchant an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin.” When the futures contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.
The use of futures contracts involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The contract or notional amounts and variation margin reflect the extent of the Fund's involvement in open futures positions. There are several risks associated with the use of futures contracts as hedging techniques. There can be no assurance that a liquid market will exist at the time when the Fund seeks to close out a futures contract. If no liquid market exists, the Fund would remain obligated to meet margin requirements until the position is closed. Futures contracts may involve a small initial investment relative to the risk assumed, which could result in losses greater than if the Fund did not invest in futures contracts. Futures contracts may be more volatile than direct investments in the instrument underlying the futures and may not correlate to the underlying instrument, causing a given hedge not to achieve its objectives. The Fund's activities in futures contracts have minimal counterparty risk as they are conducted through regulated exchanges that guarantee the futures against default by the counterparty. In the event of a bankruptcy or insolvency of a futures commission merchant that holds margin on behalf of the Fund, the Fund may not be entitled to the return of the entire margin owed to the Fund, potentially resulting in a loss. The Fund may invest in futures contracts to seek enhanced returns or to reduce the risk of loss by hedging certain of its holdings. The Fund's investment in futures contracts and other derivatives may increase the volatility of the Fund's NAVs and may result in a loss to the Fund. Open futures contracts as of April 30, 2023, are shown in the Portfolio of Investments.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2023, the Fund did not have any portfolio securities on loan.
(I) Government, Infrastructure Investment and Municipal Bond Risk.  Investments in the Fund are not guaranteed, even though some of the Fund’s underlying investments are guaranteed by the U.S.

36	MainStay MacKay U.S. Infrastructure Bond Fund

government or its agencies or instrumentalities. The principal risk of mortgage-related and asset-backed securities is that the underlying debt may be prepaid ahead of schedule, if interest rates fall, thereby reducing the value of the Fund’s investment. If interest rates rise, less of the debt may be prepaid and the Fund may lose money because the Fund may be unable to invest in higher yielding assets. The Fund is subject to interest-rate risk and can lose principal value when interest rates rise. Bonds are also subject to credit risk, in which the bond issuer may fail to pay interest and principal in a timely manner.
The Fund’s investments in infrastructure-related securities will expose the Fund to potential adverse economic, regulatory, political, legal and other changes affecting such investments. Issuers of securities in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental or other regulations and the effects of economic slowdowns. Rising interest rates could lead to higher financing costs and reduced earnings for infrastructure companies.
Municipal bond risks include the inability of the issuer to repay the obligation, the relative lack of information about certain issuers, and the possibility of future tax and legislative changes, which could affect the market for and value of municipal securities.
Municipalities continue to experience political, economic and financial difficulties in the current economic environment. The ability of a municipal issuer to make payments and the value of municipal bonds can be affected by uncertainties in the municipal securities market. Such uncertainties could cause increased volatility in the municipal securities market and could negatively impact the Fund’s net asset value, and/or the distributions paid by the Fund.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
(L) Quantitative Disclosure of Derivative Holdings. The following tables show additional disclosures related to the Fund's derivative and hedging activities, including how such activities are accounted for and their effect on the Fund's financial positions, performance and cash flows.
37

Notes to Financial Statements (Unaudited) (continued)
The Fund entered into futures contracts to help manage the duration and yield curve positioning of the portfolio. These derivatives are not accounted for as hedging instruments.
Fair value of derivative instruments as of April 30, 2023:
Liability Derivatives	Interest Rate Contracts Risk	Total
Futures Contracts - Net Assets—Net unrealized depreciation on futures contracts (a)	$(12,133)	$(12,133)
Total Fair Value	$(12,133)	$(12,133)

(a)	Includes cumulative appreciation (depreciation) of futures contracts as reported in the Portfolio of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.
The effect of derivative instruments on the Statement of Operations for the six-month period ended April 30, 2023:
Net Realized Gain (Loss) from:	Interest Rate Contracts Risk	Total
Futures Contracts	$1,411,118	$1,411,118
Total Net Realized Gain (Loss)	$1,411,118	$1,411,118

Net Change in Unrealized Appreciation (Depreciation)	Interest Rate Contracts Risk	Total
Futures Contracts	$(1,713,935)	$(1,713,935)
Total Net Change in Unrealized Appreciation (Depreciation)	$(1,713,935)	$(1,713,935)

Average Notional Amount	Total
Futures Contracts Short (a)	$(16,252,728)

(a)	Positions were open five months during the reporting period.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. MacKay Shields LLC ("MacKay Shields" or the "Subadvisor"), a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of an Amended and Restated Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and MacKay Shields, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.50% up to $500 million; 0.475% from $500 million to $1 billion; and 0.45% in excess of $1 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.50% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of daily net assets: Class A, 0.85% and Class R6, 0.53%. New York Life Investments will apply an equivalent waiver or reimbursement, in an equal number of basis points of basis points of the Class A shares waiver/ reimbursement to Investor Class, Class B, Class C and Class I shares. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $1,398,353 and waived fees and/or reimbursed expenses, including the waiver/reimbursement of certain class specific expenses in the amount of $354,175 and paid the Subadvisor fees in the amount of $522,089.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life

38	MainStay MacKay U.S. Infrastructure Bond Fund

Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $1,247 and $219, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Investor Class, Class B and Class C shares during the six-month period ended April 30, 2023, of $1,369, $4, $1 and $570, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the
Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 71,313	$ —
Investor Class	39,827	(4,320)
Class B	1,582	(154)
Class C	17,416	(1,755)
Class I	331,985	—
Class R6	2,160	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$24,350	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$636,303,098	$13,364,381	$(4,532,479)	$8,831,902
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $61,532,347, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$34,774	$26,758
39

Notes to Financial Statements (Unaudited) (continued)
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$16,251,597
Long-Term Capital Gains	2,804,355
Total	$19,055,952
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $611,440 and $504,618, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,434,655	$ 10,719,031
Shares issued to shareholders in reinvestment of distributions	183,937	1,371,861
Shares redeemed	(1,782,257)	(13,266,839)
Net increase (decrease) in shares outstanding before conversion	(163,665)	(1,175,947)
Shares converted into Class A (See Note 1)	69,118	515,792
Shares converted from Class A (See Note 1)	(6,067)	(46,047)
Net increase (decrease)	(100,614)	$ (706,202)
Year ended October 31, 2022:
Shares sold	1,339,045	$ 10,623,586
Shares issued to shareholders in reinvestment of distributions	338,782	2,751,730
Shares redeemed	(4,065,381)	(32,494,364)
Net increase (decrease) in shares outstanding before conversion	(2,387,554)	(19,119,048)
Shares converted into Class A (See Note 1)	136,281	1,091,052
Net increase (decrease)	(2,251,273)	$ (18,027,996)

40	MainStay MacKay U.S. Infrastructure Bond Fund

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	23,710	$ 178,312
Shares issued to shareholders in reinvestment of distributions	33,404	250,311
Shares redeemed	(88,674)	(663,302)
Net increase (decrease) in shares outstanding before conversion	(31,560)	(234,679)
Shares converted into Investor Class (See Note 1)	14,919	111,231
Shares converted from Investor Class (See Note 1)	(37,954)	(284,996)
Net increase (decrease)	(54,595)	$ (408,444)
Year ended October 31, 2022:
Shares sold	49,196	$ 406,321
Shares issued to shareholders in reinvestment of distributions	55,770	453,075
Shares redeemed	(211,433)	(1,711,769)
Net increase (decrease) in shares outstanding before conversion	(106,467)	(852,373)
Shares converted into Investor Class (See Note 1)	24,384	197,255
Shares converted from Investor Class (See Note 1)	(36,410)	(294,644)
Net increase (decrease)	(118,493)	$ (949,762)

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	24	$ 274
Shares issued to shareholders in reinvestment of distributions	1,063	7,930
Shares redeemed	(4,717)	(35,170)
Net increase (decrease) in shares outstanding before conversion	(3,630)	(26,966)
Shares converted from Class B (See Note 1)	(16,719)	(124,268)
Net increase (decrease)	(20,349)	$ (151,234)
Year ended October 31, 2022:
Shares sold	908	$ 7,260
Shares issued to shareholders in reinvestment of distributions	2,398	19,643
Shares redeemed	(31,334)	(256,127)
Net increase (decrease) in shares outstanding before conversion	(28,028)	(229,224)
Shares converted from Class B (See Note 1)	(39,207)	(316,544)
Net increase (decrease)	(67,235)	$ (545,768)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	70,381	$ 525,226
Shares issued to shareholders in reinvestment of distributions	11,866	88,422
Shares redeemed	(271,490)	(2,006,654)
Net increase (decrease) in shares outstanding before conversion	(189,243)	(1,393,006)
Shares converted from Class C (See Note 1)	(11,553)	(85,640)
Net increase (decrease)	(200,796)	$ (1,478,646)
Year ended October 31, 2022:
Shares sold	1,674,506	$ 13,419,612
Shares issued to shareholders in reinvestment of distributions	19,536	155,146
Shares redeemed	(1,432,935)	(11,189,460)
Net increase (decrease) in shares outstanding before conversion	261,107	2,385,298
Shares converted from Class C (See Note 1)	(25,380)	(202,703)
Net increase (decrease)	235,727	$ 2,182,595

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	28,214,934	$ 213,158,449
Shares issued to shareholders in reinvestment of distributions	890,178	6,721,238
Shares redeemed	(11,696,346)	(88,032,713)
Net increase (decrease) in shares outstanding before conversion	17,408,766	131,846,974
Shares converted into Class I (See Note 1)	5,996	46,047
Net increase (decrease)	17,414,762	$ 131,893,021
Year ended October 31, 2022:
Shares sold	30,421,882	$ 247,802,802
Shares issued to shareholders in reinvestment of distributions	1,184,397	9,631,745
Shares redeemed	(27,984,055)	(225,779,233)
Net increase (decrease) in shares outstanding before conversion	3,622,224	31,655,314
Shares converted into Class I (See Note 1)	1,613	12,578
Shares converted from Class I (See Note 1)	(27,235)	(204,537)
Net increase (decrease)	3,596,602	$ 31,463,355

41

Notes to Financial Statements (Unaudited) (continued)
Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,744,455	$ 20,641,353
Shares issued to shareholders in reinvestment of distributions	12,225	92,231
Shares redeemed	(3,574,034)	(26,771,252)
Net increase (decrease) in shares outstanding before conversion	(817,354)	(6,037,668)
Shares converted from Class R6 (See Note 1)	(17,505)	(132,119)
Net increase (decrease)	(834,859)	$ (6,169,787)
Year ended October 31, 2022:
Shares sold	6,403,249	$ 51,303,512
Shares issued to shareholders in reinvestment of distributions	36,712	309,000
Shares redeemed	(8,157,515)	(64,821,149)
Net increase (decrease) in shares outstanding before conversion	(1,717,554)	(13,208,637)
Shares converted from Class R6 (See Note 1)	(33,326)	(282,457)
Net increase (decrease)	(1,750,880)	$ (13,491,094)
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
42	MainStay MacKay U.S. Infrastructure Bond Fund

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay MacKay U.S. Infrastructure Bond Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and MacKay Shields LLC (“MacKay”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and MacKay in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and MacKay in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or MacKay that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, MacKay personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and MacKay; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and MacKay; (iii) the costs of the services provided, and profits realized, by New York Life Investments and MacKay with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and MacKay. The Board’s

43

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and MacKay resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and MacKay
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by MacKay, evaluating the performance of MacKay, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of MacKay and ongoing analysis of, and interactions with, MacKay with respect to, among other things, the Fund’s investment performance and risks as well as MacKay’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that MacKay provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated MacKay’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and MacKay’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at MacKay. The Board considered New York Life Investments’ and MacKay’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and MacKay and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered MacKay’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and MacKay regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.

44	MainStay MacKay U.S. Infrastructure Bond Fund

Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or MacKay had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions. In considering the investment performance of the Fund, the Board noted that the Fund underperformed its peer funds for the ten-year period ended July 31, 2022, performed in line with its peer funds for the one- and three-year periods ended July 31, 2022, and performed favorably relative to its peer funds for the five-year period ended July 31, 2022. The Board considered its discussions with representatives from New York Life Investments and MacKay regarding the Fund’s investment performance.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and MacKay
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund as well as the MainStay Group of Funds. Because MacKay is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and MacKay in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and MacKay and profits realized by New York Life Investments and its affiliates, including MacKay, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including MacKay’s, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and MacKay and acknowledged that New York Life Investments and MacKay must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and MacKay to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to MacKay from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to MacKay in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific
45

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including MacKay, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including MacKay, are reasonable.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to MacKay is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and MacKay on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how

46	MainStay MacKay U.S. Infrastructure Bond Fund

the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
47

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
48	MainStay MacKay U.S. Infrastructure Bond Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
49

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022150MS043-23	MSINF10-06/23
(NYLIM) NL211

MainStay Money Market Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support at any time. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors.
Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost.  The graph below depicts the historical performance of Class A2 shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge	Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares[3]	No Sales Charge	1/3/1995	1.95%	2.66%	1.14%	0.65%	0.52%
Investor Class Shares[3]	No Sales Charge	2/28/2008	1.81	2.37	0.99	0.55	0.84
Class B Shares[3,4]	No Sales Charge	5/1/1986	1.81	2.37	0.99	0.55	0.84
Class C Shares[3]	No Sales Charge	9/1/1998	1.80	2.37	0.99	0.55	0.84
SIMPLE Class Shares[3]	No Sales Charge	8/31/2020	1.85	2.41	N/A	0.91	0.65

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	As of April 30, 2023, MainStay Money Market Fund had an effective 7-day yield of 4.42% for Class A, 4.14% for Investor Class, 4.14% for Class B, 4.14% for Class C and 4.33% for SIMPLE Class shares. The 7-day current yield was 4.33% for Class A, 4.06% for Investor Class, 4.05% for Class B, 4.05% for Class C and 4.24% for SIMPLE Class shares. These yields reflect certain expense limitations. Had these expense limitations not been in effect, the effective 7-day yield would have been 4.42%, 4.05%, 4.04%, 4.04% and 4.33%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively, and the 7-day current yield would have been 4.33%, 3.96%, 3.96%, 3.96% and 4.24%, for Class A, Investor Class, Class B, Class C and SIMPLE Class shares, respectively. The current yield reflects the Fund’s earnings better than the Fund’s total return.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Average Lipper Money Market Fund[2]	1.97%	2.75%	1.22%	0.73%

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Average Lipper Money Market Fund is an equally weighted performance average adjusted for capital gains distributions and income dividends of all of the money market funds in the Lipper Universe. Lipper Inc., a wholly-owned subsidiary of Reuters Group PLC, is an independent monitor of mutual fund performance. Lipper averages are not class specific. Lipper returns are unaudited. Results are based on average total returns of similar funds with all dividend and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Money Market Fund

Cost in Dollars of a $1,000 Investment in MainStay Money Market Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,019.50	$2.60	$1,022.22	$2.61	0.52%
Investor Class Shares	$1,000.00	$1,018.10	$4.00	$1,020.83	$4.01	0.80%
Class B Shares	$1,000.00	$1,018.10	$4.00	$1,020.83	$4.01	0.80%
Class C Shares	$1,000.00	$1,018.00	$4.00	$1,020.83	$4.01	0.80%
SIMPLE Class Shares	$1,000.00	$1,018.50	$3.30	$1,021.52	$3.31	0.66%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Portfolio Composition as of April 30, 2023 (Unaudited)
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

8	MainStay Money Market Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by NYL Investors LLC, the Fund’s Subadvisor.
How did MainStay Money Market Fund perform relative to its benchmark and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class A shares of MainStay Money Market Fund provided a 7-day effective yield of 4.42% and a 7-day current yield of 4.33%. For the six months ended April 30, 2023, Class A shares returned 1.95%, underperforming the 1.97% return of the Average Lipper Money Market Fund.1
What factors affected the Fund’s relative performance during the reporting period?
During the reporting period, the Fund continued to benefit from upward pressure on interest rates, as the U.S. Federal Reserve (the “Fed”) continued to tighten monetary policy. Demand remained strong as investors chased yield in the front end of the curve.2 The Fund remained short and focused on staying within the upcoming Fed meetings to benefit from the continued tightening cycle. Supply was not able to keep up with the cash inflows into money market funds, driving Treasury bill (“T-Bill”) and agency discount note rates lower than the effective federal funds rate.3 Commercial paper interest rates remained higher than the effective federal funds rate, providing a yield pickup that was unavailable in T-Bills or agency discount notes.
What was the Fund’s duration4 strategy during the reporting period?
During the reporting period, the Fund generally maintained a duration shorter than that of the Bloomberg 1 Month T-Bill Index (the “Index”).5 Our strategy throughout the reporting period was to keep duration as short as possible in order to stay in front of each Fed monetary policy meeting as we expected that the Fed would tighten monetary policy by raising interest rates at each meeting. The shorter duration profile of the Fund allowed us to reinvest maturing securities at higher interest rates after each subsequent meeting. Toward the end of the reporting period, the debt ceiling impasse that had paralyzed Washington and threatened to endanger the creditworthiness of U.S. Treasury securities, increased volatility, particularly around the projected x-date, reinforcing our view that maintaining a shorter duration than the designated benchmark continues to be a prudent strategy going forward. As of April 30, 2023, the Fund’s duration was 0.04 years compared to a duration of 0.09 years for the Index.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the Fund maintained overweight exposure compared to the Index in the Tier 16 commercial paper subcomponent, which was accretive to relative performance. Within the industrial subsector of the Fund’s commercial paper holdings, the best performers included Cummins, Total Energies and Toyota Motor. Within the utility subsector, holdings in WEC Energy Group and National Rural Utilities were the most accretive to performance. The Fund also maintained an overweight position in tri-party repurchase positions, which proved accretive to relative performance.
During the same period, the Fund maintained underweight exposure to the Treasury sector, which detracted from relative performance.
What were some of the Fund’s largest purchases and sales during the reporting period?
The top issuers purchased during the reporting period included Wisconsin Public Service Corporation, Exxon Mobil, Walmart, GlaxoSmithKline and Siemens Capital. Sales during the reporting period were limited to U.S. Treasury bills.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s allocation to the Treasury sector was reduced from 11.8% to 10.7% during the reporting period, while the allocation to tri-party repurchase positions increased from 6.5% to 9.9% and the allocation to commercial paper decreased from 81.7% to 79.4%. The allocation changes were made to take advantage of the increased yield premium being offered on tri-party repurchase positions. During the same period, the Fund’s duration changed from 0.02 years to 0.04 years.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class A share returns, and for more information on peer group returns.
2.	The yield curve is a line that plots the yields of various securities of similar quality—typically U.S. Treasury issues—across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.
3.	The effective federal funds rate (EFFR) is calculated as the effective median interest rate of overnight federal funds transactions during the previous business day. It is published daily by the Federal Reserve Bank of New York.
4.	Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.
5.	The Bloomberg 1 Month T-Bill Index is represents a hypothetical one-month T-bill curve.
6.	Tier 1 commercial paper may carry A-1 or above ratings from Standard & Poor’s, P-1 from Moody’s and/or F1 or above from Fitch.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2023†^(Unaudited)
	Principal Amount	Value
Short-Term Investments 100.2%
Commercial Paper 79.6%
Alabama Power Co.
5.01%, due 5/5/23	$ 20,000,000	$ 19,988,889
American Transmission Co. LLC
4.949%, due 5/24/23	20,000,000	19,937,005
Analog Devices, Inc.
5.015%, due 5/18/23	20,000,000	19,952,778
Archer-Daniels-Midland Co.
4.825%, due 5/1/23	20,000,000	20,000,000
Caterpillar Financial Services Corp.
4.849%, due 5/10/23	20,000,000	19,975,800
Cummins, Inc.
5.029%, due 5/17/23	20,000,000	19,955,555
Henkel Corp.
5.061%, due 5/25/23	20,000,000	19,932,800
Hershey Co. (The)
4.897%, due 5/22/23	20,000,000	19,943,067
Illinois Tool Works, Inc.
4.854%, due 5/18/23	20,000,000	19,954,289
John Deere Canada ULC
4.871%, due 5/5/23	20,000,000	19,989,200
Kenvue, Inc.
4.873%, due 5/16/23	20,000,000	19,959,500
Massachusetts Mutual Life Insurance Co.
4.919%, due 5/25/23	20,000,000	19,934,667
National Rural Utilities Cooperative Finance Corp.
5.008%, due 5/2/23	15,000,000	14,997,917
Natixis SA
5.005%, due 5/17/23	20,000,000	19,955,644
Province of Quebec Canada
4.889%, due 5/10/23	20,000,000	19,975,600
Rockwell Automation, Inc.
4.804%, due 5/1/23	20,000,000	20,000,000
Southern California Gas Co.
4.794%, due 5/2/23	20,000,000	19,997,339
Sumitomo Mitsui Trust Bank Ltd.
4.897%, due 5/8/23	20,000,000	19,980,983
TotalEnergies Capital Canada Ltd.
4.863%, due 5/10/23	20,000,000	19,975,750
Toyota Motor Credit Corp.
5.129%, due 8/8/23	20,000,000	19,725,000
Total Commercial Paper (Cost $394,131,783)		394,131,783
	Principal Amount	Value

Repurchase Agreements 9.9%
Bofa Securities, Inc. 4.80%, dated 4/28/23 due 5/1/23 Proceeds at Maturity $20,000,053 (Collateralized by United States Treasury security with a rate of 0.25% and with maturity date of 07/15/29, with a Principal Amount of $18,405,800 and a Market Value of $20,400,054)	20,000,000	$ 20,000,000
RBC Capital Markets LLC 4.75%, dated 4/28/23 due 5/1/23 Proceeds at Maturity $3,989,656 (Collateralized by United States Treasury securities with rates between 0.50% and 0.625% and maturity dates between 02/28/26 and 12/03/27, with a Principal Amount of $4,489,700 and a Market Value of $4,069,449)	3,988,000	3,988,000
TD Securities, Inc. 4.77%, dated 4/28/23 due 5/1/23 Proceeds at Maturity $25,000,040 (Collateralized by United States Treasury securities with rates between 0.75% and 2.875% and maturity dates between 02/28/25 and 05/15/32, with a Principal Amount of $27,571,300 and a Market Value of $25,500,040)	25,000,000	25,000,000
Total Repurchase Agreements (Cost $48,988,000)		48,988,000
U.S. Treasury Debt 10.7%
U.S. Treasury Bills
3.971%, due 5/9/23 (a)	$ 53,000,000	52,953,344
Total U.S. Treasury Debt (Cost $52,953,344)		52,953,344
Total Short-Term Investments (Cost $496,073,127)	100.2%	496,073,127
Other Assets, Less Liabilities	(0.2)	(964,212)
Net Assets	100.0%	$ 495,108,915

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Interest rate shown represents yield to maturity.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay Money Market Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Short-Term Investments
Commercial Paper	$ —	$ 394,131,783	$ —	$ 394,131,783
Repurchase Agreements	—	48,988,000	—	48,988,000
U.S. Treasury Debt	—	52,953,344	—	52,953,344
Total Investments in Securities	$ —	$ 496,073,127	$ —	$ 496,073,127

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in securities, at value (amortized cost $447,085,127)	$447,085,127
Repurchase agreements, at value (amortized cost $48,988,000)	48,988,000
Cash	326
Receivables:
Fund shares sold	60,154
Interest	19,516
Other assets	81,150
Total assets	496,234,273
Liabilities
Payables:
Fund shares redeemed	788,779
Manager (See Note 3)	158,049
Transfer agent (See Note 3)	102,794
Professional fees	25,683
Shareholder communication	15,974
Custodian	6,694
Accrued expenses	401
Dividends payable	26,984
Total liabilities	1,125,358
Net assets	$495,108,915
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 4,951,229
Additional paid-in-capital	490,131,263
495,082,492
Total distributable earnings (loss)	26,423
Net assets	$495,108,915
Class A
Net assets applicable to outstanding shares	$437,090,628
Shares of beneficial interest outstanding	437,091,610
Net asset value and offering price per share outstanding	$ 1.00
Investor Class
Net assets applicable to outstanding shares	$ 18,240,878
Shares of beneficial interest outstanding	18,250,574
Net asset value and offering price per share outstanding	$ 1.00
Class B
Net assets applicable to outstanding shares	$ 22,720,693
Shares of beneficial interest outstanding	22,724,071
Net asset value and offering price per share outstanding	$ 1.00
Class C
Net assets applicable to outstanding shares	$ 16,680,474
Shares of beneficial interest outstanding	16,680,418
Net asset value and offering price per share outstanding	$ 1.00
SIMPLE Class
Net assets applicable to outstanding shares	$ 376,242
Shares of beneficial interest outstanding	376,242
Net asset value and offering price per share outstanding	$ 1.00

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Money Market Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Interest	$10,632,093
Expenses
Manager (See Note 3)	964,038
Transfer agent (See Note 3)	266,076
Registration	58,703
Professional fees	45,549
Custodian	11,223
Trustees	5,583
Shareholder communication	2,458
Miscellaneous	4,006
Total expenses before waiver/reimbursement	1,357,636
Expense waiver/reimbursement from Manager (See Note 3)	(25,223)
Reimbursement from prior custodian(a)	(934)
Net expenses	1,331,479
Net investment income (loss)	9,300,614
Realized Gain (Loss)
Net realized gain (loss) on investments	2,505
Net increase (decrease) in net assets resulting from operations	$ 9,303,119

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 9,300,614	$ 3,266,263
Net realized gain (loss)	2,505	(8,910)
Net increase (decrease) in net assets resulting from operations	9,303,119	3,257,353
Distributions to shareholders:
Class A	(8,233,908)	(2,920,592)
Investor Class	(336,259)	(109,797)
Class B	(414,287)	(132,408)
Class C	(312,569)	(103,073)
SIMPLE Class	(3,590)	(394)
Total distributions to shareholders	(9,300,613)	(3,266,264)
Capital share transactions:
Net proceeds from sales of shares	226,353,254	533,186,206
Net asset value of shares issued to shareholders in reinvestment of distributions	9,051,803	3,179,577
Cost of shares redeemed	(229,237,561)	(467,932,037)
Increase (decrease) in net assets derived from capital share transactions	6,167,496	68,433,746
Net increase (decrease) in net assets	6,170,002	68,424,835
Net Assets
Beginning of period	488,938,913	420,514,078
End of period	$ 495,108,915	$ 488,938,913
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡
Total from investment operations	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.02)	(0.01)	(0.00)‡	(0.00)‡	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	1.95%	0.70%	0.01%	0.45%	1.84%	1.21%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.89%††	0.75%	0.01%	0.37%	1.82%	1.20%
Net expenses	0.52%††	0.37%	0.12%	0.39%	0.56%	0.57%
Expenses (before waiver/reimbursement)	0.52%††	0.52%	0.54%	0.55%	0.56%	0.57%
Net assets at end of period (in 000’s)	$ 437,091	$ 427,378	$ 354,743	$ 415,041	$ 290,421	$ 235,855

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡
Total from investment operations	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.02)	(0.01)	(0.00)‡	(0.00)‡	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	1.81%	0.56%	0.01%	0.35%	1.59%	0.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.61%††	0.53%	0.01%	0.33%	1.58%	0.97%
Net expenses	0.80%††	0.49%	0.12%	0.51%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.89%††	0.84%	0.96%	0.91%	0.88%	0.84%
Net assets at end of period (in 000's)	$ 18,241	$ 19,327	$ 22,096	$ 28,427	$ 28,133	$ 26,548

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡
Total from investment operations	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.02)	(0.01)	(0.00)‡	(0.00)‡	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	1.81%	0.56%	0.01%	0.35%	1.59%	0.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.61%††	0.54%	0.01%	0.35%	1.59%	0.96%
Net expenses	0.80%††	0.49%	0.12%	0.52%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.89%††	0.84%	0.97%	0.90%	0.88%	0.84%
Net assets at end of period (in 000’s)	$ 22,721	$ 23,696	$ 25,709	$ 30,215	$ 32,981	$ 37,284

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡	0.00‡	(0.00)‡
Total from investment operations	0.02	0.01	0.00‡	0.00‡	0.02	0.01
Less distributions:
From net investment income	(0.02)	(0.01)	(0.00)‡	(0.00)‡	(0.02)	(0.01)
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	1.80%	0.56%	0.01%	0.35%	1.60%	0.98%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.60%††	0.55%	0.01%	0.27%	1.59%	0.94%
Net expenses	0.80%††	0.52%	0.12%	0.50%	0.80%	0.80%
Expenses (before waiver/reimbursement)	0.89%††	0.84%	0.96%	0.90%	0.88%	0.84%
Net assets at end of period (in 000’s)	$ 16,680	$ 18,464	$ 17,941	$ 28,171	$ 20,308	$ 22,983

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of distributions. For periods of less than one year, total return is not annualized.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Money Market Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Net investment income (loss) (a)	0.02	0.01	0.00‡	(0.00)‡
Net realized and unrealized gain (loss)	0.00‡	0.00‡	0.00‡	0.00‡
Total from investment operations	0.02	0.01	0.00‡	0.00‡
Less distributions:
From net investment income	(0.02)	(0.01)	(0.00)‡	(0.00)‡
Net asset value at end of period	$ 1.00	$ 1.00	$ 1.00	$ 1.00
Total investment return (b)	1.85%	0.56%	0.01%	0.00%‡‡
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	3.91%††	0.58%	0.01%	(0.02)%††
Net expenses	0.66%††(c)	0.51%	0.12%	0.19%††
Expenses (before waiver/reimbursement)	0.66%††	0.84%	0.97%	0.95%††
Net assets at end of period (in 000’s)	$ 376	$ 74	$ 25	$ 25

*	Unaudited.
^	Inception date.
‡	Less than one cent per share.
‡‡	Less than one-tenth percent.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Money Market Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	January 3, 1995
Investor Class	February 28, 2008
Class B	May 1, 1986
Class C	September 1, 1998
SIMPLE Class	August 31, 2020
Class A, Class C, Investor Class and SIMPLE Class shares are offered at net asset value (“NAV”) without an initial sales charge. Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions.
The Fund's investment objective is to seek a high level of current income while preserving capital and maintaining liquidity.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Valuation of Shares. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share by using the amortized cost method of valuation, it cannot guarantee it will do so. The Fund may impose a fee upon the sale of your shares or may temporarily suspend your ability to sell shares if the Fund's liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund's sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
(B) Securities Valuation.  Securities are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate per the requirements of Rule 2a-7 under the 1940 Act. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security.
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to

18

review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
Securities valued at amortized cost are not obtained from a quoted price in an active market and are generally categorized as Level 2 in the hierarchy. The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. As of April
30, 2023, the aggregate value by input level of the Fund’s assets and liabilities is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Benchmark yields	• Reported trades
• Broker/dealer quotes	• Issuer spreads
• Two-sided markets	• Benchmark securities
• Bids/offers	• Reference data (corporate actions or material event notices)
• Industry and economic events	• Comparable bonds
• Monthly payment information
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
19

Notes to Financial Statements (Unaudited) (continued)
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(C) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare dividends from net investment income, if any, daily and intends to pay them at least monthly and declares and pays distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividends and distributions received by the Fund from the Underlying Funds are recorded on the ex-dividend date.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Repurchase Agreements.  The Fund may enter into repurchase agreements (i.e., buy a security from another party with the agreement that it will be sold back in the future) to earn income. The Fund may enter into repurchase agreements only with counterparties, usually financial institutions, that are deemed by the Manager or the Subadvisor to be creditworthy, pursuant to guidelines established by the Board. During the term of any repurchase agreement, the Manager or the Subadvisor will continue to monitor the creditworthiness of the counterparty. Under the 1940 Act, repurchase agreements are considered to be collateralized loans by the Fund to the counterparty secured by the securities transferred to the Fund.
Repurchase agreements are subject to counterparty risk, meaning the Fund could lose money by the counterparty’s failure to perform under the terms of the agreement. The Fund mitigates this risk by ensuring the repurchase agreement is collateralized by cash, U.S. government securities, fixed income securities and/or other securities. The collateral is held by the Fund's custodian and valued daily on a mark to market basis to determine if the value, including accrued interest, exceeds the repurchase price. In the event of the counterparty’s default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, such as in the event of default or bankruptcy by the counterparty, realization and/or retention of the collateral may be limited or subject to delay, to legal proceedings and possible realized loss to the Fund. Repurchase agreements as of April 30, 2023, are shown in the Portfolio of Investments.
(I) Debt Securities Risk.  The Fund’s investments may include securities such as variable rate notes, floaters and mortgage-related and asset-backed securities. If expectations about changes in interest rates or assessments of an issuer’s credit worthiness or market conditions are incorrect, investments in these types of securities could lose money for the Fund.
The Fund may also invest in U.S. dollar-denominated securities of foreign issuers, which carry certain risks in addition to the usual risks inherent in domestic instruments. These risks include those resulting from future adverse political or economic developments and possible imposition of foreign governmental laws or restrictions. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by,

20

among other things, economic or political developments in a specific country, industry or region.
(J) LIBOR Replacement Risk. The Fund may invest in certain debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate ("LIBOR"), as a “benchmark” or “reference rate” for various interest rate calculations. As of January 1, 2022, the United Kingdom Financial Conduct Authority, which regulates LIBOR, ceased its active encouragement of banks to provide the quotations needed to sustain most LIBOR rates due to the absence of an active market for interbank unsecured lending and other reasons. However, the United Kingdom Financial Conduct Authority, the LIBOR administrator and other regulators announced that the most widely used tenors of U.S. dollar LIBOR will continue until mid-2023. As a result, it is anticipated that the remaining LIBOR settings will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. In connection with supervisory guidance from regulators, certain regulated entities ceased to enter into certain new LIBOR contracts after January 1, 2022.  On March 15, 2022, the Adjustable Interest Rate (LIBOR) Act was signed into law. This law provides a statutory fallback mechanism on a nationwide basis to replace LIBOR with a benchmark rate that is selected by the Board of Governors of the Federal Reserve System and based on SOFR (which measures the cost of overnight borrowings through repurchase agreement transactions collateralized with U.S. Treasury securities) for certain contracts that reference LIBOR and contain no, or insufficient, fallback provisions. It is expected that implementing regulations in respect of the law will follow. Although the transition process away from LIBOR has become increasingly well-defined in advance of the anticipated discontinuation date, there remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rates.
The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Fund's performance and/or net asset value. It could also lead to a reduction in the interest rates on, and the value of, some LIBOR-based investments and reduce the effectiveness of hedges mitigating risk in connection with LIBOR-based investments. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include enhanced provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. While the transition away from LIBOR has already begun with no material adverse effect to the Fund's performance, the transition is expected to last through mid-2023 for some LIBOR tenors. The usefulness of LIBOR as a benchmark could deteriorate anytime during this transition period. As a result of this uncertainty and developments relating to the transition process, the Fund and its investments may be adversely affected.
(K) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. NYL Investors LLC ("NYL Investors" or ''Subadvisor''), a registered investment adviser and a direct, wholly-owned subsidiary of New York Life, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and NYL Investors, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.40% up to $500 million; 0.35% from $500 million to $1 billion; and 0.30% in excess of $1 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.40% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments and acquired (underlying) fund fees and expenses) do not exceed the following percentages of average daily net
21

Notes to Financial Statements (Unaudited) (continued)
assets: Class A, 0.70%; Investor Class, 0.80%; Class B, 0.80%; Class C, 0.80% and SIMPLE Class, 0.80%. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments may voluntarily waive fees or reimburse expenses of the Fund to the extent it deems appropriate to enhance the yield of the Fund’s during periods when expenses have a significant impact on the yield of the Fund, as applicable, because of low interest rates. This expense limitation policy is voluntary and in addition to any contractual arrangements that may be in place with respect to the Fund and described in the Fund’s prospectus.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $964,038 and paid the Subadvisor in the amount of $469,408. Additionally, New York Life Investments reimbursed expenses in the amount of $25,223, without which the Fund's total returns would have been lower.
JPMorgan Chase Bank, N.A. ("JPMorgan") provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Sales Charges.  Although the Fund does not assess a CDSC upon redemption of Class B or Class C shares of the Fund, the applicable CDSC will be assessed when shares are redeemed from the Fund if the shareholder previously exchanged his or her investment into the Fund from another fund within the MainStay Group of Funds. The Fund was advised that the Distributor received from shareholders the proceeds from CDSCs of Class A, Investor Class, Class B and Class C during the six-month period ended April 30, 2023, of $72,489, $19, $7,425 and $7,433, respectively.
(C) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life
Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$138,421	$—
Investor Class	40,336	—
Class B	49,631	—
Class C	37,494	—
SIMPLE Class	194	—
(D) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(E) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$25,522	6.8%
Note 4-Federal Income Tax
The amortized cost also represents the aggregate cost for federal income tax purposes.
As of October 31, 2022, for federal income tax purposes, capital loss carryforwards of $9,046, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of the Fund. Accordingly, no capital gains distributions are expected to be paid to shareholders until net gains have been realized in excess of such amounts.
Capital Loss Available Through	Short-Term Capital Loss Amounts (000’s)	Long-Term Capital Loss Amounts (000’s)
Unlimited	$9	$—

22

During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$3,266,264
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 7–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A (at $1 per share)	Shares
Six-month period ended April 30, 2023:
Shares sold	216,076,884
Shares issued to shareholders in reinvestment of distributions	8,002,648
Shares redeemed	(217,003,340)
Shares converted into Class A (See Note 1)	2,710,208
Shares converted from Class A (See Note 1)	(76,698)
Net increase (decrease)	9,709,702
Year ended October 31, 2022:
Shares sold	501,242,230
Shares issued to shareholders in reinvestment of distributions	2,840,624
Shares redeemed	(437,742,190)
Net increase (decrease) in shares outstanding before conversion	66,340,664
Shares converted into Class A (See Note 1)	6,333,245
Shares converted from Class A (See Note 1)	(31,127)
Net increase (decrease)	72,642,782

Investor Class (at $1 per share)	Shares
Six-month period ended April 30, 2023:
Shares sold	5,044,508
Shares issued to shareholders in reinvestment of distributions	327,480
Shares redeemed	(3,912,239)
Shares converted into Investor Class (See Note 1)	77,317
Shares converted from Investor Class (See Note 1)	(2,622,861)
Net increase (decrease)	(1,085,795)
Year ended October 31, 2022:
Shares sold	15,993,287
Shares issued to shareholders in reinvestment of distributions	106,552
Shares redeemed	(12,623,425)
Net increase (decrease) in shares outstanding before conversion	3,476,414
Shares converted into Investor Class (See Note 1)	54,453
Shares converted from Investor Class (See Note 1)	(6,299,663)
Net increase (decrease)	(2,768,796)

Class B (at $1 per share)	Shares
Six-month period ended April 30, 2023:
Shares sold	520,017
Shares issued to shareholders in reinvestment of distributions	409,950
Shares redeemed	(1,840,044)
Shares converted into Class B (See Note 1)	20,761
Shares converted from Class B (See Note 1)	(86,249)
Net increase (decrease)	(975,565)
Year ended October 31, 2022:
Shares sold	1,717,725
Shares issued to shareholders in reinvestment of distributions	130,661
Shares redeemed	(3,810,689)
Net increase (decrease) in shares outstanding before conversion	(1,962,303)
Shares converted from Class B (See Note 1)	(50,239)
Net increase (decrease)	(2,012,542)

Class C (at $1 per share)	Shares
Six-month period ended April 30, 2023:
Shares sold	4,351,445
Shares issued to shareholders in reinvestment of distributions	308,168
Shares redeemed	(6,420,627)
Shares converted from Class C (See Note 1)	(22,478)
Net increase (decrease)	(1,783,492)
Year ended October 31, 2022:
Shares sold	14,098,553
Shares issued to shareholders in reinvestment of distributions	101,346
Shares redeemed	(13,669,897)
Net increase (decrease) in shares outstanding before conversion	530,002
Shares converted from Class C (See Note 1)	(6,668)
Net increase (decrease)	523,334

23

Notes to Financial Statements (Unaudited) (continued)
SIMPLE Class (at $1 per share)	Shares
Six-month period ended April 30, 2023:
Shares sold	360,162
Shares issued to shareholders in reinvestment of distributions	3,558
Shares redeemed	(61,305)
Net increase (decrease)	302,415
Year ended October 31, 2022:
Shares sold	134,386
Shares issued to shareholders in reinvestment of distributions	393
Shares redeemed	(85,956)
Net increase (decrease)	48,823
Note 8–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 9–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
24

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Money Market Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and NYL Investors LLC (“NYL Investors”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and NYL Investors in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and NYL Investors in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or NYL Investors that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and NYL Investors; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and NYL Investors; (iii) the costs of the services provided, and profits realized, by New York Life Investments and NYL Investors with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and NYL Investors. The Board’s decision with respect to each of the Advisory Agreements may have also

25

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
been based, in part, on the Board’s knowledge of New York Life Investments and NYL Investors resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and NYL Investors
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by NYL Investors, evaluating the performance of NYL Investors, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of NYL Investors and ongoing analysis of, and interactions with, NYL Investors with respect to, among other things, the Fund’s investment performance and risks as well as NYL Investors’ investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv)
legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that NYL Investors provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated NYL Investors’ experience and performance in serving as subadvisor to the Fund and advising other portfolios and NYL Investors’ track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at NYL Investors. The Board considered New York Life Investments’ and NYL Investors’ overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and NYL Investors and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered NYL Investors’ ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and NYL Investors regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered

26	MainStay Money Market Fund

investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods. In addition, the Board considered any specific actions that New York Life Investments or NYL Investors had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and NYL Investors
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund as well as the MainStay Group of Funds. Because NYL Investors is an affiliate of New York Life Investments whose subadvisory fee is paid by New York Life Investments, not the Fund, the Board considered cost and profitability information for New York Life Investments and NYL Investors in the aggregate.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and NYL Investors and profits realized by New York Life Investments and its affiliates, including NYL Investors, the Board considered, among other factors, New York Life Investments’ and its affiliates’, including NYL Investors’, continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life
Investments and NYL Investors and acknowledged that New York Life Investments and NYL Investors must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and NYL Investors to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund, including reputational and other indirect benefits.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates, including NYL Investors, due to their relationships with the Fund were not excessive and other expected benefits that may accrue to New York Life Investments and its affiliates, including NYL Investors, are reasonable.
27

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to NYL Investors is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and NYL Investors on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board noted that New York Life Investments, in certain years, has provided support to the Fund in the form of voluntary waivers and/or reimbursements of fees and expenses in order to maintain a positive yield. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.

28	MainStay Money Market Fund

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file a Form N-MFP every month disclosing its portfolio holdings. The Fund's Form N-MFP is available free of charge upon request by calling New York Life Investments at 800-624-6782.
29

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022273MS043-23	MSMM10-06/23
(NYLIM) NL214

MainStay Winslow Large Cap Growth Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

This page intentionally left blank

Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date	Six Months[1]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[2]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	7/1/1995	6.26%	-4.13%	9.86%	12.31%	0.96%
		Excluding sales charges		12.44	1.45	11.11	12.95	0.96
Investor Class Shares[3]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	6.56	-3.94	9.69	12.20	1.11
		Excluding sales charges		12.17	1.12	10.93	12.84	1.11
Class B Shares[4]	Maximum 5.00% CDSC	With sales charges	4/1/2005	7.31	-3.64	9.95	12.00	1.86
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		11.83	0.42	10.11	12.00	1.86
Class C Shares	Maximum 1.00% CDSC	With sales charges	4/1/2005	10.98	-0.38	10.13	12.01	1.86
	if Redeemed Within One Year of Purchase	Excluding sales charges		11.88	0.43	10.13	12.01	1.86
Class I Shares	No Sales Charge		4/1/2005	12.59	1.60	11.39	13.23	0.71
Class R1 Shares	No Sales Charge		4/1/2005	12.53	1.46	11.27	13.13	0.81
Class R2 Shares	No Sales Charge		4/1/2005	12.20	1.22	10.97	12.83	1.06
Class R3 Shares	No Sales Charge		4/28/2006	12.21	0.97	10.69	12.55	1.31
Class R6 Shares	No Sales Charge		6/17/2013	12.64	1.77	11.48	13.26	0.64
SIMPLE Class Shares	No Sales Charge		8/31/2020	12.27	1.02	N/A	-0.40	1.33

1.	Not annualized.
2.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
3.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
4.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Growth Index[2]	11.51%	2.34%	13.80%	14.46%
S&P 500® Index[3]	8.63	2.66	11.45	12.20
Morningstar Large Growth Category Average[4]	9.82	-0.09	10.26	12.03

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Russell 1000® Growth Index is the Fund's primary benchmark. The Russell 1000® Growth Index is a broad-based benchmark that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values.
3.	The S&P 500® Index is the Fund's secondary benchmark. “S&P 500® " is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
4.	The Morningstar Large Growth Category Average is representative of funds that invest primarily in big U.S. companies that are projected to grow faster than other large-cap stocks. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. Growth is defined based on fast growth and high valuations. Most of these funds focus on companies in rapidly expanding industries. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay Winslow Large Cap Growth Fund

Cost in Dollars of a $1,000 Investment in MainStay Winslow Large Cap Growth Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,124.40	$ 5.21	$1,019.89	$4.96	0.99%
Investor Class Shares	$1,000.00	$1,121.70	$ 6.37	$1,018.79	$6.06	1.21%
Class B Shares	$1,000.00	$1,118.30	$10.29	$1,015.08	$9.79	1.96%
Class C Shares	$1,000.00	$1,118.80	$10.30	$1,015.08	$9.79	1.96%
Class I Shares	$1,000.00	$1,125.90	$ 3.90	$1,021.13	$3.71	0.74%
Class R1 Shares	$1,000.00	$1,125.30	$ 4.43	$1,020.63	$4.21	0.84%
Class R2 Shares	$1,000.00	$1,122.00	$ 5.73	$1,019.39	$5.46	1.09%
Class R3 Shares	$1,000.00	$1,122.10	$ 7.05	$1,018.15	$6.71	1.34%
Class R6 Shares	$1,000.00	$1,126.40	$ 3.37	$1,021.62	$3.21	0.64%
SIMPLE Class Shares	$1,000.00	$1,122.70	$ 7.00	$1,018.20	$6.66	1.33%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Software	21.8%
Semiconductors & Semiconductor Equipment	12.9
Hotels, Restaurants & Leisure	8.4
Interactive Media & Services	6.9
Technology Hardware, Storage & Peripherals	6.8
Financial Services	6.1
Health Care Equipment & Supplies	4.8
Consumer Staples Distribution & Retail	4.5
Health Care Providers & Services	4.5
Life Sciences Tools & Services	2.6
Broadline Retail	2.5
Capital Markets	2.4
Chemicals	2.3
Health Care Technology	2.1%
Machinery	2.0
Textiles, Apparel & Luxury Goods	2.0
Specialty Retail	1.7
Ground Transportation	1.6
Biotechnology	1.2
IT Services	1.1
Pharmaceuticals	1.0
Automobiles	0.4
Short–Term Investment	1.1
Other Assets, Less Liabilities	–0.7
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Microsoft Corp.
2.	Apple, Inc.
3.	Alphabet, Inc.
4.	NVIDIA Corp.
5.	UnitedHealth Group, Inc.
6.	Chipotle Mexican Grill, Inc.
7.	Intuitive Surgical, Inc.
8.	ServiceNow, Inc.
9.	Mastercard, Inc., Class A
10.	Visa, Inc., Class A

8	MainStay Winslow Large Cap Growth Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio managers Justin H. Kelly, CFA, Patrick M. Burton, CFA, Peter A. Dlugosch and Steven M. Hamill, CFA, of Winslow Capital Management, LLC, the Fund’s Subadvisor.
How did MainStay Winslow Large Cap Growth Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay Winslow Large Cap Growth Fund returned 12.59%, outperforming the 11.51% return of the Fund’s primary benchmark, the Russell 1000® Growth Index. Over the same period, Class I shares also outperformed the 8.63% return of the S&P 500® Index, which is the Fund’s secondary benchmark, and the 9.82% return of the Morningstar Large Growth Category Average.1
Were there any changes to the Fund during the reporting period?
Effective February 2023, Steven M. Hamill, CFA, was added as a portfolio manager of the Fund.
What factors affected the Fund’s relative performance during the reporting period?
The Fund outperformed the Russell 1000® Growth Index, largely due to stock selection. Stock selection relative results were strongest in the consumer discretionary, health care and financials sectors. This was partially offset by weaker relative results in the industrials and information technology sectors.
From a sector level positioning perspective, the Fund’s relative results were most positively impacted by an underweight of the industrials sector; however overall sector level positioning detracted from relative performance largely due to the Fund’s relative overweight of the healthcare sector, as well as its relative underweight of the communication services sector.
During the reporting period, were there any market events that materially impacted the Fund’s performance or liquidity?
Large-cap equities generated strong returns for the reporting period as inflation concerns mellowed while the U.S. Federal Reserve (the “Fed”) continued to raise interest rates. Two-year and 10-year U.S. Treasury yields declined, with investors factoring in a nearer-term end to the tightening cycle. Markets also absorbed the failures of Silicon Valley Bank and near collapse of Credit Suisse, and the flight of deposits away from many banks. One outcome may be the reduction of credit availability in coming months, further dampening economic activity and the need for future Fed rate hikes.
Multiple compression2 throughout much of 2022 presented attractive starting-point valuations for many companies with resilient and high-compounding growth levels. The longer duration of their free cash flow generation positioned growth equities as key beneficiaries for interest rate stabilization, even more so given earlier stock price declines.
Revenue expectations for many growth equities had been rebased to levels that could be exceeded even in a slowing macro environment. In addition, the 2022 downturn catalyzed many company management teams to reassess their expense structures.
We have long believed that disciplined growth with an emphasis on free cash flow generation and prudent use of employee stock options to be drivers of long-term strong stock performance. We view many companies’ focus on per-share earnings efficiency as an important inflection point for the markets, and one that is poised to further propel growth equity outperformance.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors made the weakest contributions?
Relative to the Russell 1000® Growth Index, the consumer discretionary and health care sectors made the strongest positive contributions to the Fund’s performance, although both sectors underperformed the Index. (Contributions take weightings and total returns into account.) Outperformance in both sectors was driven by strong security selection. The information technology and communication services sectors detracted most from the Fund's relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The stocks that made the strongest positive contributions to the Fund’s absolute performance during the reporting period included semiconductor company NVIDIA; multinational software, services and solutions provider Microsoft; and fast-food restaurant Chipotle Mexican Grill. We believe that both NVIDIA and Microsoft will benefit from strong secular trends in generative artificial intelligence. We continue to like Chipotle’s 8–10% unit growth, mid-to-high single-digit same-store comps and expanding margins due to improved productivity and the expansion of “Chipotlanes.”
The three most significant detractors from the Fund’s absolute performance during the reporting period were electric vehicle and energy generation and storage company Tesla, health care and data services company UnitedHealth Group, and collaboration and productivity software provider Atlassian. Tesla detracted from absolute performance amid concerns regarding demand and price cuts that the company would likely need to make to stimulate

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
2.	Multiple compression is an effect which occurs when a company's earnings increase but its stock price does not move in response.
9

demand as production increases. Fundamentals remained strong at UnitedHealth Group; however, the managed care subsector was negatively impacted by a surprise proposal from the Biden Administration to cut Medicare Advantage rates by 3% in 2024. The proposed cut was moderated to 2% in the final notice issued, and we expect the industry to grow well in 2024 despite this headwind. After suffering through a period of weakening fundamentals in 2022, Atlassian management finally delivered realistic guidance in the first quarter of 2023 and initiated the company’s first-ever $1 billion buyback program.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchases included software company Microsoft and global consumer electronics company Apple. Microsoft is a core holding in software with sustainable, double-digit growth driven by continued cloud adoption (Azure) by enterprises as they move their workloads to the cloud, and migration to Microsoft’s Office 365 subscription service, for which the company raised prices approximately 10–15% in 2021. In the most recent quarter, Microsoft’s Azure business grew 45% year-over-year with greater than 20% market share. In the long-run, we believe Microsoft will continue to benefit from vendor consolidation and its best-in-class product portfolio. Apple is a high-quality company with high rates of return on invested capital (ROIC), strong operational execution and a significant competitive advantage around its smartphone business, which makes up more than 50% of the company’s total revenue. U.S. cellphone carriers have aggressively subsidized iPhones to gain market share from each other. They have also extended iPhone installments/payment terms to 36 months, thereby making upgrades more affordable for end consumers, even if Apple continues raising prices on its next generation iPhones.
The Fund’s largest sales during the reporting period included energy services and technology company Schlumberger and railroad and freight transportation provider Union Pacific. Following the near-term peak in 2022, the price of crude oil has retreated by nearly 40%, mainly on concerns that a recession could curtail demand despite long-term supply constraints. Given those headwinds and more favorable opportunities elsewhere, we exited the Fund’s position in Schlumberger. Regarding Union Pacific, rail volumes in the first quarter of 2023 proved disappointing compared to market expectations. Given our view of softening macroeconomic conditions and a slowing economy near-term, we sold the Fund’s Union Pacific position.
How did the Fund’s sector weightings change during the reporting period?
During the reporting period, several material changes occurred to the Fund’s positioning at the sector level. The largest decrease in exposure was in the health care sector, followed by consumer staples and energy. Conversely, the largest sector increase was in information technology, followed by communication services.
How was the Fund positioned at the end of the reporting period?
The portfolio structure changed materially during the reporting period, reflecting the markets factoring in a nearer-term end to the current tightening cycle. Our flexible "No Preferred Habitat" investment style allows our team to diversify the Fund’s assets across three different, yet complementary, types of growth companies: dynamic growth, consistent growth and cyclical growth. As of April 30, 2023, consistent growth continued to represent the Fund’s largest allocation. However, lowered expectations and a focus on earnings efficiency provided an opportunity to add to dynamic growth stocks at compelling valuations. Although dynamic growth remained the Fund’s smallest allocation in absolute terms, it increased to a larger overweight position relative to the Russell 1000® Growth Index. The Fund’s cyclical growth allocation remained little changed at a relatively underweight position, consistent with our slowing macroeconomic outlook for the remainder of 2023.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay Winslow Large Cap Growth Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 99.6%
Automobiles 0.4%
Tesla, Inc. (a)	260,300	$ 42,769,893
Biotechnology 1.2%
Vertex Pharmaceuticals, Inc. (a)	416,900	142,050,337
Broadline Retail 2.5%
Amazon.com, Inc. (a)	2,780,100	293,161,545
Capital Markets 2.4%
Moody's Corp.	450,450	141,044,904
MSCI, Inc.	288,000	138,945,600
		279,990,504
Chemicals 2.3%
Linde plc	733,530	271,002,659
Consumer Staples Distribution & Retail 4.5%
Costco Wholesale Corp.	674,400	339,371,568
Dollar Tree, Inc. (a)	1,273,900	195,811,169
		535,182,737
Financial Services 6.1%
Mastercard, Inc., Class A	987,900	375,431,637
Visa, Inc., Class A	1,492,600	347,372,798
		722,804,435
Ground Transportation 1.6%
Uber Technologies, Inc. (a)	5,943,500	184,545,675
Health Care Equipment & Supplies 4.8%
IDEXX Laboratories, Inc. (a)	281,700	138,641,472
Intuitive Surgical, Inc. (a)	1,418,490	427,277,558
		565,919,030
Health Care Providers & Services 4.5%
UnitedHealth Group, Inc.	1,075,700	529,341,213
Health Care Technology 2.1%
Veeva Systems, Inc., Class A (a)	1,411,550	252,780,374
Hotels, Restaurants & Leisure 8.4%
Chipotle Mexican Grill, Inc. (a)	226,970	469,287,712
Hilton Worldwide Holdings, Inc.	943,100	135,825,262
McDonald's Corp.	802,200	237,250,650
	Shares	Value

Hotels, Restaurants & Leisure (continued)
Starbucks Corp.	1,334,100	$ 152,474,289
		994,837,913
Interactive Media & Services 6.9%
Alphabet, Inc. (a)
Class A	2,991,320	321,088,289
Class C	2,636,220	285,291,728

Meta Platforms, Inc., Class A (a)	856,300	205,786,016
		812,166,033
IT Services 1.1%
Gartner, Inc. (a)	411,640	124,504,634
Life Sciences Tools & Services 2.6%
Agilent Technologies, Inc.	1,355,200	183,534,736
Danaher Corp.	535,300	126,817,923
		310,352,659
Machinery 2.0%
Deere & Co.	163,400	61,768,468
Parker-Hannifin Corp.	539,900	175,402,712
		237,171,180
Pharmaceuticals 1.0%
AstraZeneca plc, Sponsored ADR	1,580,500	115,724,210
Semiconductors & Semiconductor Equipment 12.9%
Analog Devices, Inc.	1,910,340	343,631,959
ASML Holding NV (Registered)	500,270	318,601,952
Lam Research Corp.	547,090	286,718,927
NVIDIA Corp.	2,068,550	574,001,940
		1,522,954,778
Software 21.8%
Atlassian Corp., Class A (a)	733,900	108,367,674
Intuit, Inc.	710,210	315,297,730
Microsoft Corp.	4,068,230	1,250,004,349
Palo Alto Networks, Inc. (a)	802,500	146,424,150
ServiceNow, Inc. (a)	886,610	407,326,366
Synopsys, Inc. (a)	386,500	143,515,180
Workday, Inc., Class A (a)	1,037,000	193,027,180
		2,563,962,629
Specialty Retail 1.7%
O'Reilly Automotive, Inc. (a)	211,900	194,377,989
Technology Hardware, Storage & Peripherals 6.8%
Apple, Inc.	4,744,180	804,992,462

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Common Stocks (continued)
Textiles, Apparel & Luxury Goods 2.0%
Lululemon Athletica, Inc. (a)	604,800	$ 229,781,664
Total Common Stocks (Cost $8,625,756,559)		11,730,374,553
Short-Term Investment 1.1%
Affiliated Investment Company 1.1%
MainStay U.S. Government Liquidity Fund, 3.98% (b)(c)	132,206,459	132,206,459
Total Short-Term Investment (Cost $132,206,459)		132,206,459
Total Investments (Cost $8,757,963,018)	100.7%	11,862,581,012
Other Assets, Less Liabilities	(0.7)	(87,014,945)
Net Assets	100.0%	$ 11,775,566,067

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	As of April 30, 2023, the Fund's ownership exceeds 5% of the outstanding shares of the Underlying Fund's share class.
(c)	Current yield as of April 30, 2023.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 209,899	$ 1,198,886	$ (1,276,579)	$ —	$ —	$ 132,206	$ 1,379	$ —	132,206
Abbreviation(s):
ADR—American Depositary Receipt
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay Winslow Large Cap Growth Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 11,730,374,553	$ —	$ —	$ 11,730,374,553
Short-Term Investment
Affiliated Investment Company	132,206,459	—	—	132,206,459
Total Investments in Securities	$ 11,862,581,012	$ —	$ —	$ 11,862,581,012

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $8,625,756,559)	$11,730,374,553
Investment in affiliated investment companies, at value (identified cost $132,206,459)	132,206,459
Receivables:
Investment securities sold	402,817,536
Fund shares sold	7,382,945
Dividends	1,325,882
Other assets	377,310
Total assets	12,274,484,685
Liabilities
Payables:
Investment securities purchased	474,792,747
Fund shares redeemed	15,987,609
Manager (See Note 3)	5,915,239
Transfer agent (See Note 3)	1,387,227
NYLIFE Distributors (See Note 3)	395,729
Shareholder communication	187,108
Professional fees	141,190
Custodian	39,963
Accrued expenses	71,806
Total liabilities	498,918,618
Net assets	$11,775,566,067
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 13,045,414
Additional paid-in-capital	7,982,840,954
7,995,886,368
Total distributable earnings (loss)	3,779,679,699
Net assets	$11,775,566,067
Class A
Net assets applicable to outstanding shares	$1,124,134,608
Shares of beneficial interest outstanding	142,598,317
Net asset value per share outstanding	$ 7.88
Maximum sales charge (5.50% of offering price)	0.46
Maximum offering price per share outstanding	$ 8.34
Investor Class
Net assets applicable to outstanding shares	$ 65,817,458
Shares of beneficial interest outstanding	8,671,400
Net asset value per share outstanding	$ 7.59
Maximum sales charge (5.00% of offering price)	0.40
Maximum offering price per share outstanding	$ 7.99
Class B
Net assets applicable to outstanding shares	$ 7,930,572
Shares of beneficial interest outstanding	1,664,281
Net asset value and offering price per share outstanding	$ 4.77
Class C
Net assets applicable to outstanding shares	$ 42,177,256
Shares of beneficial interest outstanding	8,887,860
Net asset value and offering price per share outstanding	$ 4.75
Class I
Net assets applicable to outstanding shares	$6,254,605,894
Shares of beneficial interest outstanding	676,558,074
Net asset value and offering price per share outstanding	$ 9.24
Class R1
Net assets applicable to outstanding shares	$ 797,004,810
Shares of beneficial interest outstanding	91,023,898
Net asset value and offering price per share outstanding	$ 8.76
Class R2
Net assets applicable to outstanding shares	$ 107,547,815
Shares of beneficial interest outstanding	13,856,078
Net asset value and offering price per share outstanding	$ 7.76
Class R3
Net assets applicable to outstanding shares	$ 36,427,644
Shares of beneficial interest outstanding	5,333,019
Net asset value and offering price per share outstanding	$ 6.83
Class R6
Net assets applicable to outstanding shares	$3,339,619,214
Shares of beneficial interest outstanding	355,908,480
Net asset value and offering price per share outstanding	$ 9.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay Winslow Large Cap Growth Fund

SIMPLE Class
Net assets applicable to outstanding shares	$300,796
Shares of beneficial interest outstanding	39,976
Net asset value and offering price per share outstanding	$ 7.52
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $221,748)	$ 40,269,956
Dividends-affiliated	1,378,949
Securities lending, net	13
Total income	41,648,918
Expenses
Manager (See Note 3)	35,125,215
Transfer agent (See Note 3)	4,200,860
Distribution/Service—Class A (See Note 3)	1,336,900
Distribution/Service—Investor Class (See Note 3)	81,206
Distribution/Service—Class B (See Note 3)	42,324
Distribution/Service—Class C (See Note 3)	216,694
Distribution/Service—Class R2 (See Note 3)	130,074
Distribution/Service—Class R3 (See Note 3)	92,494
Distribution/Service—SIMPLE Class (See Note 3)	633
Shareholder service (See Note 3)	444,832
Professional fees	357,488
Registration	206,106
Trustees	140,046
Shareholder communication	77,561
Custodian	47,734
Miscellaneous	147,589
Total expenses before waiver/reimbursement	42,647,756
Expense waiver/reimbursement from Manager (See Note 3)	(50,958)
Reimbursement from prior custodian(a)	(22,061)
Net expenses	42,574,737
Net investment income (loss)	(925,819)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	739,805,704
Foreign currency transactions	17
Net realized gain (loss)	739,805,721
Net change in unrealized appreciation (depreciation) on unaffiliated investments	600,243,315
Net realized and unrealized gain (loss)	1,340,049,036
Net increase (decrease) in net assets resulting from operations	$1,339,123,217

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay Winslow Large Cap Growth Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ (925,819)	$ (18,381,730)
Net realized gain (loss)	739,805,721	1,364,007,827
Net change in unrealized appreciation (depreciation)	600,243,315	(6,575,829,012)
Net increase (decrease) in net assets resulting from operations	1,339,123,217	(5,230,202,915)
Distributions to shareholders:
Class A	(137,076,160)	(364,397,755)
Investor Class	(8,619,202)	(22,722,175)
Class B	(1,794,965)	(5,810,514)
Class C	(8,883,388)	(25,393,609)
Class I	(674,639,763)	(1,557,071,002)
Class R1	(86,323,034)	(230,113,135)
Class R2	(13,562,024)	(37,915,929)
Class R3	(5,552,262)	(14,198,963)
Class R6	(369,612,028)	(894,224,087)
SIMPLE Class	(30,895)	(16,490)
Total distributions to shareholders	(1,306,093,721)	(3,151,863,659)
Capital share transactions:
Net proceeds from sales of shares	904,223,344	3,411,138,066
Net asset value of shares issued to shareholders in reinvestment of distributions	1,210,861,649	2,914,756,292
Cost of shares redeemed	(1,727,096,157)	(3,229,423,183)
Increase (decrease) in net assets derived from capital share transactions	387,988,836	3,096,471,175
Net increase (decrease) in net assets	421,018,332	(5,285,595,399)
Net Assets
Beginning of period	11,354,547,735	16,640,143,134
End of period	$11,775,566,067	$11,354,547,735
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.03	$ 14.92	$ 11.08	$ 9.59	$ 9.95	$ 10.41
Net investment income (loss) (a)	(0.01)	(0.04)	(0.07)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss)	0.91	(3.74)	4.55	2.58	1.48	1.12
Total from investment operations	0.90	(3.78)	4.48	2.55	1.46	1.10
Less distributions:
From net investment income	—	—	—	—	—	(0.00)‡
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Total distributions	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of period	$ 7.88	$ 8.03	$ 14.92	$ 11.08	$ 9.59	$ 9.95
Total investment return (b)	12.44%	(31.71)%	42.16%	29.44%	17.05%	12.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.25)%††	(0.37)%	(0.53)%	(0.31)%	(0.20)%	(0.21)%
Net expenses (c)	0.99%††(d)	0.96%	0.93%	0.97%	0.99%	0.97%
Expenses (before waiver/reimbursement) (c)	0.99%††	0.96%(d)	0.94%	0.97%	0.99%	0.98%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000’s)	$ 1,124,135	$ 1,065,870	$ 1,745,833	$ 1,341,381	$ 1,008,608	$ 1,092,962

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.78	$ 14.56	$ 10.84	$ 9.42	$ 9.81	$ 10.30
Net investment income (loss) (a)	(0.02)	(0.05)	(0.08)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.88	(3.62)	4.44	2.52	1.46	1.10
Total from investment operations	0.86	(3.67)	4.36	2.48	1.43	1.07
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of period	$ 7.59	$ 7.78	$ 14.56	$ 10.84	$ 9.42	$ 9.81
Total investment return (b)	12.17%	(31.75)%	41.98%	29.19%	16.96%	12.19%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.47)%††	(0.52)%	(0.67)%	(0.43)%	(0.31)%	(0.30)%
Net expenses (c)	1.21%††(d)	1.11%	1.08%	1.10%	1.09%	1.06%
Expenses (before waiver/reimbursement) (c)	1.21%††	1.11%(d)	1.09%	1.10%	1.10%	1.07%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000's)	$ 65,817	$ 64,065	$ 106,354	$ 110,831	$ 109,236	$ 103,987

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 5.28	$ 10.96	$ 8.37	$ 7.55	$ 8.26	$ 8.98
Net investment income (loss) (a)	(0.03)	(0.08)	(0.13)	(0.09)	(0.08)	(0.09)
Net realized and unrealized gain (loss)	0.57	(2.49)	3.36	1.97	1.19	0.93
Total from investment operations	0.54	(2.57)	3.23	1.88	1.11	0.84
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of period	$ 4.77	$ 5.28	$ 10.96	$ 8.37	$ 7.55	$ 8.26
Total investment return (b)	11.83%	(32.29)%	40.80%	28.37%	15.96%	11.28%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.20)%††	(1.27)%	(1.42)%	(1.17)%	(1.05)%	(1.04)%
Net expenses (d)	1.96%††(e)	1.86%	1.83%	1.85%	1.84%	1.81%
Expenses (before waiver/reimbursement) (d)	1.96%††	1.86%(e)	1.84%	1.85%	1.85%	1.82%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000’s)	$ 7,931	$ 9,408	$ 20,533	$ 20,172	$ 21,015	$ 25,685

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 5.26	$ 10.93	$ 8.35	$ 7.53	$ 8.25	$ 8.96
Net investment income (loss) (a)	(0.03)	(0.08)	(0.13)	(0.09)	(0.07)	(0.09)
Net realized and unrealized gain (loss)	0.57	(2.48)	3.35	1.97	1.17	0.94
Total from investment operations	0.54	(2.56)	3.22	1.88	1.10	0.85
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of period	$ 4.75	$ 5.26	$ 10.93	$ 8.35	$ 7.53	$ 8.25
Total investment return (b)	11.88%	(32.29)%	40.77%	28.46%	15.97%	11.42%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(1.21)%††	(1.27)%	(1.42)%	(1.17)%	(1.04)%	(1.05)%
Net expenses (c)	1.96%††(d)	1.86%	1.83%	1.85%	1.84%	1.81%
Expenses (before waiver/reimbursement) (c)	1.96%††	1.86%(d)	1.84%	1.85%	1.85%	1.82%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000’s)	$ 42,177	$ 46,833	$ 90,377	$ 95,761	$ 131,945	$ 197,231

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.24	$ 16.66	$ 12.28	$ 10.49	$ 10.69	$ 11.06
Net investment income (loss) (a)	0.00‡	(0.01)	(0.04)	(0.01)	0.00‡	0.00‡
Net realized and unrealized gain (loss)	1.06	(4.30)	5.06	2.86	1.62	1.20
Total from investment operations	1.06	(4.31)	5.02	2.85	1.62	1.20
Less distributions:
From net investment income	(0.01)	—	—	—	—	(0.01)
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Total distributions	(1.06)	(3.11)	(0.64)	(1.06)	(1.82)	(1.57)
Net asset value at end of period	$ 9.24	$ 9.24	$ 16.66	$ 12.28	$ 10.49	$ 10.69
Total investment return (b)	12.59%	(31.55)%	42.46%	29.80%	17.29%	12.54%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.00%††(d)	(0.11)%	(0.28)%	(0.06)%	0.05%	0.04%
Net expenses (e)	0.74%††(f)	0.71%	0.68%	0.72%	0.74%	0.72%
Expenses (before waiver/reimbursement) (e)	0.74%††	0.71%(f)	0.69%	0.72%	0.74%	0.73%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000’s)	$ 6,254,606	$ 6,016,574	$ 8,434,291	$ 6,824,224	$ 6,080,320	$ 6,275,780

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	Less than 0.01%.
(e)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(f)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 8.80	$ 16.03	$ 11.85	$ 10.17	$ 10.43	$ 10.83
Net investment income (loss) (a)	(0.00)‡	(0.02)	(0.05)	(0.02)	(0.00)‡	(0.01)
Net realized and unrealized gain (loss)	1.01	(4.10)	4.87	2.76	1.56	1.17
Total from investment operations	1.01	(4.12)	4.82	2.74	1.56	1.16
Less distributions:
From net investment income	(0.00)‡	—	—	—	—	—
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Total distributions	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of period	$ 8.76	$ 8.80	$ 16.03	$ 11.85	$ 10.17	$ 10.43
Total investment return (b)	12.53%	(31.62)%	42.30%	29.64%	17.25%	12.46%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.10)%††	(0.22)%	(0.38)%	(0.15)%	(0.04)%	(0.06)%
Net expenses (c)	0.84%††(d)	0.81%	0.78%	0.82%	0.84%	0.82%
Expenses (before waiver/reimbursement) (c)	0.84%††	0.81%(d)	0.79%	0.82%	0.84%	0.83%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000’s)	$ 797,005	$ 721,142	$ 1,207,903	$ 914,359	$ 919,236	$ 1,102,423

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.93	$ 14.78	$ 10.99	$ 9.53	$ 9.90	$ 10.38
Net investment income (loss) (a)	(0.01)	(0.04)	(0.08)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.89	(3.70)	4.51	2.56	1.48	1.11
Total from investment operations	0.88	(3.74)	4.43	2.52	1.45	1.08
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of period	$ 7.76	$ 7.93	$ 14.78	$ 10.99	$ 9.53	$ 9.90
Total investment return (b)	12.20%	(31.74)%	42.04%	29.29%	16.89%	12.17%(c)
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.35)%††	(0.47)%	(0.63)%	(0.40)%	(0.29)%	(0.31)%
Net expenses (d)	1.09%††(e)	1.06%	1.03%	1.07%	1.09%	1.07%
Expenses (before waiver/reimbursement) (d)	1.09%††	1.06%(e)	1.04%	1.07%	1.09%	1.08%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000’s)	$ 107,548	$ 106,414	$ 188,790	$ 159,297	$ 163,288	$ 227,298

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(e)	Expense waiver/reimbursement less than 0.01%.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 7.10	$ 13.60	$ 10.19	$ 8.93	$ 9.41	$ 9.96
Net investment income (loss) (a)	(0.02)	(0.06)	(0.10)	(0.06)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.80	(3.33)	4.15	2.38	1.39	1.06
Total from investment operations	0.78	(3.39)	4.05	2.32	1.34	1.01
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Net asset value at end of period	$ 6.83	$ 7.10	$ 13.60	$ 10.19	$ 8.93	$ 9.41
Total investment return (b)	12.21%	(31.98)%	41.60%	28.99%	16.69%	11.97%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.59)%††	(0.72)%	(0.88)%	(0.65)%	(0.55)%	(0.55)%
Net expenses (c)	1.34%††(d)	1.31%	1.28%	1.32%	1.34%	1.32%
Expenses (before waiver/reimbursement) (c)	1.34%††	1.31%(d)	1.29%	1.32%	1.34%	1.33%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000’s)	$ 36,428	$ 38,027	$ 63,195	$ 56,657	$ 57,283	$ 61,850

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay Winslow Large Cap Growth Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R6		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 9.37	$ 16.84	$ 12.39	$ 10.58	$ 10.76	$ 11.12
Net investment income (loss) (a)	0.00‡	(0.00)‡	(0.03)	0.00‡	0.01	0.01
Net realized and unrealized gain (loss)	1.08	(4.36)	5.12	2.88	1.63	1.21
Total from investment operations	1.08	(4.36)	5.09	2.88	1.64	1.22
Less distributions:
From net investment income	(0.02)	—	—	(0.01)	—	(0.02)
From net realized gain on investments	(1.05)	(3.11)	(0.64)	(1.06)	(1.82)	(1.56)
Total distributions	(1.07)	(3.11)	(0.64)	(1.07)	(1.82)	(1.58)
Net asset value at end of period	$ 9.38	$ 9.37	$ 16.84	$ 12.39	$ 10.58	$ 10.76
Total investment return (b)	12.64%	(31.50)%	42.65%	29.83%	17.49%	12.72%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.10%††	(0.04)%	(0.22)%	0.02%	0.13%	0.13%
Net expenses (c)	0.64%††(d)	0.63%	0.62%	0.64%	0.64%	0.63%
Expenses (before waiver/reimbursement) (c)	0.64%††	0.64%	0.63%	0.64%	0.64%	0.64%
Portfolio turnover rate	47%	77%	66%	44%	54%	52%
Net assets at end of period (in 000’s)	$ 3,339,619	$ 3,285,993	$ 4,782,798	$ 3,981,812	$ 3,148,459	$ 2,463,405

*	Unaudited.
‡	Less than one cent per share.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,		August 31, 2020^ through October 31,
SIMPLE Class		2022	2021	2020
Net asset value at beginning of period	$ 7.72	$ 14.52	$ 10.84	$ 11.84**
Net investment income (loss) (a)	(0.02)	(0.07)	(0.12)	(0.02)
Net realized and unrealized gain (loss)	0.87	(3.62)	4.44	(0.98)
Total from investment operations	0.85	(3.69)	4.32	(1.00)
Less distributions:
From net realized gain on investments	(1.05)	(3.11)	(0.64)	—
Net asset value at end of period	$ 7.52	$ 7.72	$ 14.52	$ 10.84
Total investment return (b)	12.27%	(32.02)%	41.59%	(8.45)%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.61)%††	(0.77)%	(0.96)%	(1.00)%††
Net expenses (c)	1.33%††(d)	1.37%	1.33%	1.32%††
Expenses (before waiver/reimbursement) (c)	1.33%††	1.38%	1.34%	1.33%††
Portfolio turnover rate	47%	77%	66%	44%
Net assets at end of period (in 000’s)	$ 301	$ 220	$ 71	$ 23

*	Unaudited.
^	Inception date.
**	Based on the net asset value of Investor Class as of August 31, 2020.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. SIMPLE Class shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay Winslow Large Cap Growth Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay Winslow Large Cap Growth Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	July 1, 1995
Investor Class	February 28, 2008
Class B	April 1, 2005
Class C	April 1, 2005
Class I	April 1, 2005
Class R1	April 1, 2005
Class R2	April 1, 2005
Class R3	April 28, 2006
Class R6	June 17, 2013
SIMPLE Class	August 31, 2020
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R2, Class R3, Class R6 and SIMPLE Class shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. SIMPLE Class shares convert to Class A shares, or Investor Class shares if you are not eligible to hold Class A shares, at the end of the calendar quarter, ten years after the date they were purchased. Share class conversions are based on the relevant NAVs of the two classes at the time of the conversion, and no sales load or other charge is imposed. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share trans-actions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R2, Class R3 and SIMPLE Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring

25

Notes to Financial Statements (Unaudited) (continued)
appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or

26	MainStay Winslow Large Cap Growth Fund

otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of
27

Notes to Financial Statements (Unaudited) (continued)
shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2023, the Fund did not have any portfolio securities on loan.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor. New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund’s Manager, pursuant to an Amended and Restated Management Agreement (“Management Agreement”). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Winslow Capital Management, LLC. (“Winslow” or the

28	MainStay Winslow Large Cap Growth Fund

“Subadvisor”), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Winslow, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.75% up to $500 million; 0.725% from $500 million to $750 million; 0.71% from $750 million to $1 billion; 0.70% from $1 billion to $2 billion; 0.66% from $2 billion to $3 billion; 0.61% from $3 billion to $7 billion; 0.585% from $7 billion to $9 billion; and 0.575% on assets over $9 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.62% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive a portion of its management fee so that the management fee does not exceed 0.55% of the Fund’s average daily net assets from $11 billion to $13 billion; and 0.525% of the Fund’s average daily net assets over $13 billion. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class I shares do not exceed 0.88% of the Fund’s average daily net assets. New York Life Investments has also contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R6 do not exceed those of Class I. These agreements will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
Additionally, New York Life Investments has agreed to further voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of Class R1 shares do not exceed 0.95%. This voluntary waiver or reimbursement may be discontinued at any time without notice.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $35,125,215 and waived fees and/or reimbursed expenses in the amount of $50,958 and paid the Subadvisor fees in the amount of $13,660,326.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 and SIMPLE Class Plans, Class R3 and SIMPLE Class shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 and SIMPLE Class shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3
29

Notes to Financial Statements (Unaudited) (continued)
shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$374,303
Class R2	52,030
Class R3	18,499
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $56,771 and $10,682, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $7,737, $108 and $1,695, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$ 531,298	$—
Investor Class	103,768	—
Class B	13,552	—
Class C	69,338	—
Class I	2,976,089	—
Class R1	371,642	—
Class R2	51,733	—
Class R3	18,406	—
Class R6	64,792	—
SIMPLE Class	242	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
SIMPLE Class	$24,733	8.2%
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$8,821,775,545	$3,095,479,767	$(54,674,300)	$3,040,805,467
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 549,987,364
Long-Term Capital Gains	2,601,876,295
Total	$3,151,863,659
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.

30	MainStay Winslow Large Cap Growth Fund

Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $5,372,026 and $6,205,243, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	8,426,528	$ 63,736,814
Shares issued to shareholders in reinvestment of distributions	17,290,324	125,354,136
Shares redeemed	(16,338,508)	(123,113,574)
Net increase (decrease) in shares outstanding before conversion	9,378,344	65,977,376
Shares converted into Class A (See Note 1)	551,967	4,099,061
Shares converted from Class A (See Note 1)	(72,274)	(548,456)
Net increase (decrease)	9,858,037	$ 69,527,981
Year ended October 31, 2022:
Shares sold	16,625,935	$ 171,252,843
Shares issued to shareholders in reinvestment of distributions	28,541,804	330,514,092
Shares redeemed	(30,234,090)	(288,975,973)
Net increase (decrease) in shares outstanding before conversion	14,933,649	212,790,962
Shares converted into Class A (See Note 1)	906,871	9,104,942
Shares converted from Class A (See Note 1)	(118,111)	(1,203,240)
Net increase (decrease)	15,722,409	$ 220,692,664

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	290,029	$ 2,124,433
Shares issued to shareholders in reinvestment of distributions	1,231,574	8,608,706
Shares redeemed	(963,058)	(7,007,864)
Net increase (decrease) in shares outstanding before conversion	558,545	3,725,275
Shares converted into Investor Class (See Note 1)	78,638	597,057
Shares converted from Investor Class (See Note 1)	(204,214)	(1,471,868)
Net increase (decrease)	432,969	$ 2,850,464
Year ended October 31, 2022:
Shares sold	766,345	$ 7,074,265
Shares issued to shareholders in reinvestment of distributions	2,020,849	22,694,134
Shares redeemed	(1,515,150)	(12,951,150)
Net increase (decrease) in shares outstanding before conversion	1,272,044	16,817,249
Shares converted into Investor Class (See Note 1)	122,735	1,084,686
Shares converted from Investor Class (See Note 1)	(458,718)	(4,837,943)
Net increase (decrease)	936,061	$ 13,063,992

31

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	9,449	$ 42,240
Shares issued to shareholders in reinvestment of distributions	401,754	1,767,718
Shares redeemed	(175,775)	(826,425)
Net increase (decrease) in shares outstanding before conversion	235,428	983,533
Shares converted from Class B (See Note 1)	(354,634)	(1,612,737)
Net increase (decrease)	(119,206)	$ (629,204)
Year ended October 31, 2022:
Shares sold	32,973	$ 228,304
Shares issued to shareholders in reinvestment of distributions	739,284	5,677,697
Shares redeemed	(322,522)	(2,010,001)
Net increase (decrease) in shares outstanding before conversion	449,735	3,896,000
Shares converted from Class B (See Note 1)	(539,254)	(3,347,320)
Net increase (decrease)	(89,519)	$ 548,680

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	488,211	$ 2,200,819
Shares issued to shareholders in reinvestment of distributions	1,816,650	7,956,928
Shares redeemed	(2,158,883)	(10,056,983)
Net increase (decrease) in shares outstanding before conversion	145,978	100,764
Shares converted from Class C (See Note 1)	(164,050)	(752,603)
Net increase (decrease)	(18,072)	$ (651,839)
Year ended October 31, 2022:
Shares sold	1,531,291	$ 10,262,438
Shares issued to shareholders in reinvestment of distributions	2,934,389	22,448,071
Shares redeemed	(3,524,833)	(22,771,338)
Net increase (decrease) in shares outstanding before conversion	940,847	9,939,171
Shares converted from Class C (See Note 1)	(300,459)	(1,784,533)
Net increase (decrease)	640,388	$ 8,154,638

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	49,751,009	$ 436,755,890
Shares issued to shareholders in reinvestment of distributions	72,242,661	614,062,619
Shares redeemed	(96,309,663)	(849,963,318)
Net increase (decrease) in shares outstanding before conversion	25,684,007	200,855,191
Shares converted into Class I (See Note 1)	65,691	585,020
Shares converted from Class I (See Note 1)	(105,794)	(927,477)
Net increase (decrease)	25,643,904	$ 200,512,734
Year ended October 31, 2022:
Shares sold	206,773,027	$ 2,304,009,295
Shares issued to shareholders in reinvestment of distributions	104,600,432	1,391,185,741
Shares redeemed	(166,738,192)	(1,848,655,608)
Net increase (decrease) in shares outstanding before conversion	144,635,267	1,846,539,428
Shares converted into Class I (See Note 1)	101,332	1,181,298
Shares converted from Class I (See Note 1)	(21,339)	(189,065)
Net increase (decrease)	144,715,260	$ 1,847,531,661

Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	7,953,012	$ 67,110,642
Shares issued to shareholders in reinvestment of distributions	10,722,851	86,318,947
Shares redeemed	(9,570,204)	(80,416,201)
Net increase (decrease) in shares outstanding before conversion	9,105,659	73,013,388
Shares converted into Class R1 (See Note 1)	6,011	49,230
Net increase (decrease)	9,111,670	$ 73,062,618
Year ended October 31, 2022:
Shares sold	12,545,711	$ 128,752,543
Shares issued to shareholders in reinvestment of distributions	18,146,768	230,101,018
Shares redeemed	(24,117,145)	(264,354,356)
Net increase (decrease) in shares outstanding before conversion	6,575,334	94,499,205
Shares converted from Class R1 (See Note 1)	(856)	(8,825)
Net increase (decrease)	6,574,478	$ 94,490,380

32	MainStay Winslow Large Cap Growth Fund

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,408,477	$ 10,309,033
Shares issued to shareholders in reinvestment of distributions	1,391,973	9,938,687
Shares redeemed	(2,368,520)	(17,897,082)
Net increase (decrease) in shares outstanding before conversion	431,930	2,350,638
Shares converted from Class R2 (See Note 1)	(2,389)	(17,227)
Net increase (decrease)	429,541	$ 2,333,411
Year ended October 31, 2022:
Shares sold	2,804,293	$ 27,795,594
Shares issued to shareholders in reinvestment of distributions	2,370,271	27,115,902
Shares redeemed	(4,522,072)	(46,339,701)
Net increase (decrease)	652,492	$ 8,571,795

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	412,345	$ 2,676,423
Shares issued to shareholders in reinvestment of distributions	870,215	5,473,601
Shares redeemed	(1,302,424)	(8,401,457)
Net increase (decrease)	(19,864)	$ (251,433)
Year ended October 31, 2022:
Shares sold	904,543	$ 7,708,409
Shares issued to shareholders in reinvestment of distributions	1,354,080	13,919,943
Shares redeemed	(1,551,868)	(13,129,182)
Net increase (decrease)	706,755	$ 8,499,170

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	35,749,231	$ 319,204,347
Shares issued to shareholders in reinvestment of distributions	40,759,793	351,349,412
Shares redeemed	(71,237,786)	(629,400,589)
Net increase (decrease)	5,271,238	$ 41,153,170
Year ended October 31, 2022:
Shares sold	68,050,104	$ 753,843,263
Shares issued to shareholders in reinvestment of distributions	64,620,416	871,083,204
Shares redeemed	(66,095,061)	(730,228,554)
Net increase (decrease)	66,575,459	$ 894,697,913

SIMPLE Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	8,760	$ 62,703
Shares issued to shareholders in reinvestment of distributions	4,458	30,895
Shares redeemed	(1,769)	(12,664)
Net increase (decrease)	11,449	$ 80,934
Year ended October 31, 2022:
Shares sold	22,996	$ 211,112
Shares issued to shareholders in reinvestment of distributions	1,475	16,490
Shares redeemed	(826)	(7,320)
Net increase (decrease)	23,645	$ 220,282
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay Winslow Large Cap Growth Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Winslow Capital Management, LLC (“Winslow Capital”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and Winslow Capital in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and Winslow Capital in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or Winslow Capital that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, Winslow Capital personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and Winslow Capital; (ii) the qualifications of the portfolio managers of the Fund and the historical investment performance of the Fund, New York Life Investments and Winslow Capital; (iii) the costs of the services provided, and profits realized, by New York Life Investments and Winslow Capital with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.

34	MainStay Winslow Large Cap Growth Fund

The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and Winslow Capital. The Board’s decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and Winslow Capital resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and Winslow Capital
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by Winslow Capital, evaluating the performance of Winslow Capital, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of Winslow Capital and ongoing analysis of, and interactions with, Winslow Capital with respect to, among other things, the Fund’s investment performance and risks as well as Winslow Capital’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and
Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that Winslow Capital provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated Winslow Capital’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and Winslow Capital’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at Winslow Capital. The Board considered New York Life Investments’ and Winslow Capital’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and Winslow Capital and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered Winslow Capital’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio managers, the number of accounts managed by the portfolio managers and the method for compensating the portfolio managers.
In addition, the Board considered information provided by New York Life Investments and Winslow Capital regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
35

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or Winslow Capital had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and Winslow Capital
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of Winslow Capital’s relationship with the Fund, the Board considered information from New York Life Investments that Winslow Capital’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of Winslow Capital’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and Winslow Capital and profits realized by New York Life Investments and its affiliates and Winslow Capital, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and Winslow Capital’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and Winslow Capital and acknowledged that New York Life Investments and Winslow Capital must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and Winslow Capital to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and Winslow Capital and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to Winslow Capital from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to Winslow Capital in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between Winslow Capital and its affiliates and New York Life Investments and its affiliates. In addition, the Board considered its review of the management

36	MainStay Winslow Large Cap Growth Fund

agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to Winslow Capital and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to Winslow Capital, the Board considered that any profits realized by Winslow Capital due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and Winslow Capital, acknowledging that any such profits are based on the subadvisory fee paid to Winslow Capital by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to Winslow Capital is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and Winslow Capital on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be
37

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay Winslow Large Cap Growth Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
39

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay Winslow Large Cap Growth Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022118MS043-23	MSLG10-06/23
(NYLIM) NL221

MainStay WMC Enduring Capital Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	6/1/1998	-1.25%	-3.91%	8.93%	10.85%	0.94%
		Excluding sales charges		4.50	1.69	10.17	11.48	0.94
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	-0.81	-3.57	8.67	10.57	1.11
		Excluding sales charges		4.41	1.50	9.90	11.19	1.11
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	6/1/1998	-0.99	-4.12	8.79	10.36	1.86
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		4.00	0.72	9.08	10.36	1.86
Class C Shares	Maximum 1.00% CDSC	With sales charges	9/1/1998	3.00	-0.25	9.08	10.36	1.86
	if Redeemed Within One Year of Purchase	Excluding sales charges		4.00	0.72	9.08	10.36	1.86
Class I Shares	No Sales Charge		12/28/2004	4.63	1.94	10.46	11.76	0.69
Class R3 Shares	No Sales Charge		2/29/2016	4.32	1.32	9.78	11.84	1.30
Class R6 Shares	No Sales Charge		4/26/2021	4.66	1.99	N/A	2.39	0.63

1.	Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the graph and table prior to March 5, 2021 reflects the Fund's prior subadvisor and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
S&P 500® Index[2]	8.63%	2.66%	11.45%	12.20%
Russell 3000® Index[3]	7.30	1.50	10.60	11.67
Morningstar Large Blend Category Average[4]	7.23	1.80	9.94	10.81

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The S&P 500® Index is the Fund's primary benchmark. S&P 500® is a trademark of The McGraw-Hill Companies, Inc. The S&P 500® Index is widely regarded as the standard index for measuring large-cap U.S. stock market performance.
3.	The Russell 3000® Index is the Fund's secondary benchmark. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.
4.	The Morningstar Large Blend Category Average is representative of funds that represent the overall U.S. stock market in size, growth rates and price. Stocks in the top 70% of the capitalization of the U.S. equity market are defined as large cap. The blend style is assigned to funds where neither growth nor value characteristics predominate. These funds tend to invest across the spectrum of U.S. industries, and owing to their broad exposure, the funds' returns are often similar to those of the S&P 500® Index. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Enduring Capital Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Enduring Capital Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,045.00	$4.72	$1,020.18	$4.66	0.93%
Investor Class Shares	$1,000.00	$1,044.10	$5.88	$1,019.04	$5.81	1.16%
Class B Shares	$1,000.00	$1,040.00	$9.66	$1,015.32	$9.54	1.91%
Class C Shares	$1,000.00	$1,040.00	$9.66	$1,015.32	$9.54	1.91%
Class I Shares	$1,000.00	$1,046.30	$3.45	$1,021.42	$3.41	0.68%
Class R3 Shares	$1,000.00	$1,043.20	$6.48	$1,018.45	$6.41	1.28%
Class R6 Shares	$1,000.00	$1,046.60	$3.04	$1,021.82	$3.01	0.60%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Machinery	11.7%
Commercial Services & Supplies	11.3
Insurance	9.3
Chemicals	7.1
Software	6.8
Ground Transportation	6.4
Capital Markets	5.1
Household Durables	4.9
Specialized REITs	4.3
Financial Services	4.2
Trading Companies & Distributors	4.0
Air Freight & Logistics	4.0
Consumer Staples Distribution & Retail	3.3%
Banks	3.0
Electric Utilities	2.7
Media	2.7
Containers & Packaging	2.7
Life Sciences Tools & Services	2.6
Health Care Providers & Services	2.5
Short–Term Investments	1.6
Other Assets, Less Liabilities	–0.2
100.0%
See Portfolio of Investments beginning on page 11 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	Constellation Software, Inc.
2.	Copart, Inc.
3.	NVR, Inc.
4.	Markel Corp.
5.	PACCAR, Inc.
6.	Progressive Corp. (The)
7.	Berkshire Hathaway, Inc., Class B
8.	Linde plc
9.	Watsco, Inc.
10.	Expeditors International of Washington, Inc.

8	MainStay WMC Enduring Capital Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Mark A. Whitaker, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Enduring Capital Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay WMC Enduring Capital Fund returned 4.63%, underperforming the 8.63% return of the Fund’s primary benchmark, the S&P 500® Index, and the 7.30% return of the Fund’s secondary benchmark, the Russell 3000® Index. Over the same period, Class I shares also underperformed the 7.23% return of the Morningstar Large Blend Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed its primary benchmark, the S&P 500® Index, amid volatile market conditions exacerbated by a regional bank crisis that heightened financial stability concerns. Expectations that the U.S. Federal Reserve would slow the pace of rate hikes as a result of the banking turmoil led to significant performance divergence between the Fund and the S&P 500® Index from both a style and sector perspective.
From an attribution perspective, sector allocation, a result of our bottom-up stock selection process, was the primary driver of relative underperformance, largely due to the Fund’s underweight positioning in information technology and communication services, and the Fund’s overweight exposure to financials. The positive impact of the Fund’s underweight exposure to health care and consumer discretionary, and lack of exposure to energy, partially offset negative allocation effects. Security selection also detracted from relative results; weak selection in financials, communication services and health care outweighed strong selection in industrials, consumer discretionary and information technology.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance, and which sectors were particularly weak?
During the reporting period, the consumer discretionary, industrials and energy sectors provided the strongest positive contributions to the Fund’s performance relative to the S&P 500® Index. (Contributions take weightings and total returns into account.) Over the same period, the financials, communication services and information technology sectors detracted most from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The individual stocks that made the strongest contributions to the Fund’s absolute performance included Canadian diversified software company Constellation Software and global online vehicle auction company Copart. Shares of Constellation Software rose after the company reported better-than-expected fourth-quarter 2022 revenue and announced it was buying Black Knight’s Empower loan origination system business. Copart shares advanced after the company reported better-than-expected earnings for fiscal second quarter 2023, driven by strong service revenue and interest income.
The holdings that detracted most significantly from absolute performance included commercial bank First Republic Bank and financial services provider Charles Schwab. Shares of First Republic Bank plunged on concerns that a wave of banking failures could undermine the regional lender. We eliminated the Fund’s position during the reporting period. Similarly, shares of Charles Schwab fell sharply as investors feared that firms like Schwab, which have large bond holdings with long maturities, might be forced to sell these assets at a loss to cover a rush of deposit withdrawals. The Fund continued to hold a position in Charles Schwab at the end of the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, we added to the Fund’s position in Constellation Software, as described above. We believe a more uncertain macro environment will give Constellation the opportunity to deploy additional capital and continue creating value at an attractive rate. We trimmed the Fund’s position in Deere & Company, a U.S. based manufacturer of farm machinery and agricultural equipment, given that share price performance had outperformed value creation.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
9

How did the Fund’s sector and/or country weightings change during the reporting period?
During the reporting period, we increased the Fund’s active weights primarily in the information technology, consumer discretionary and materials sectors, while decreasing exposure most significantly in the financials, real estate and consumer staples sectors.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held its largest overweight exposures relative to the S&P 500® Index in the industrials, financials and materials sectors. As of the same date, the Fund’s most significantly underweight exposures were to information technology, health care and communication services.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
10	MainStay WMC Enduring Capital Fund

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 98.6%
Air Freight & Logistics 4.0%
Expeditors International of Washington, Inc.	212,311	$ 24,169,484
Banks 3.0%
M&T Bank Corp.	146,151	18,385,796
Capital Markets 5.1%
Brookfield Asset Management Ltd., Class A (a)	209,282	7,021,411
Brookfield Corp.	317,151	10,294,721
Charles Schwab Corp. (The)	256,377	13,393,135
		30,709,267
Chemicals 7.1%
Linde plc	68,594	25,342,053
Sherwin-Williams Co. (The)	75,531	17,941,634
		43,283,687
Commercial Services & Supplies 11.3%
Cintas Corp.	39,877	18,174,740
Copart, Inc. (b)	396,593	31,350,677
Waste Connections, Inc.	137,729	19,164,990
		68,690,407
Consumer Staples Distribution & Retail 3.3%
Costco Wholesale Corp.	40,230	20,244,541
Containers & Packaging 2.7%
Ball Corp.	302,086	16,064,933
Electric Utilities 2.7%
NextEra Energy, Inc.	212,098	16,253,070
Financial Services 4.2%
Berkshire Hathaway, Inc., Class B (b)	77,249	25,380,159
Ground Transportation 6.4%
Canadian National Railway Co.	161,832	19,290,599
Old Dominion Freight Line, Inc.	61,415	19,676,752
		38,967,351
Health Care Providers & Services 2.5%
UnitedHealth Group, Inc.	30,949	15,229,693
Household Durables 4.9%
NVR, Inc. (b)	5,105	29,813,200
	Shares	Value

Insurance 9.3%
Brookfield Reinsurance Ltd.	3,730	$ 121,225
Markel Corp. (b)	21,711	29,712,155
Progressive Corp. (The)	193,490	26,392,036
		56,225,416
Life Sciences Tools & Services 2.6%
Danaher Corp.	67,671	16,031,937
Machinery 11.7%
Deere & Co.	35,195	13,304,414
Fortive Corp.	209,604	13,223,916
IDEX Corp.	86,718	17,891,658
PACCAR, Inc.	357,804	26,724,381
		71,144,369
Media 2.7%
Cable One, Inc.	21,411	16,238,316
Software 6.8%
Constellation Software, Inc.	20,546	40,214,263
Lumine Group, Inc. (b)	61,645	830,366
		41,044,629
Specialized REITs 4.3%
American Tower Corp.	66,148	13,519,990
Public Storage	42,303	12,472,193
		25,992,183
Trading Companies & Distributors 4.0%
Watsco, Inc.	70,405	24,386,884
Total Common Stocks (Cost $525,178,438)		598,255,322
Short-Term Investments 1.6%
Affiliated Investment Company 1.5%
MainStay U.S. Government Liquidity Fund, 3.98% (c)	8,958,070	8,958,070

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
	Shares	Value
Short-Term Investments (continued)
Unaffiliated Investment Company 0.1%
Invesco Government & Agency Portfolio, 4.857% (c)(d)	900,689	$ 900,689
Total Short-Term Investments (Cost $9,858,759)		9,858,759
Total Investments (Cost $535,037,197)	100.2%	608,114,081
Other Assets, Less Liabilities	(0.2)	(1,091,427)
Net Assets	100.0%	$ 607,022,654

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	All or a portion of this security was held on loan. As of April 30, 2023, the aggregate market value of securities on loan was $882,622. The Fund received cash collateral with a value of $900,689. (See Note 2(I))
(b)	Non-income producing security.
(c)	Current yield as of April 30, 2023.
(d)	Represents a security purchased with cash collateral received for securities on loan.
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 148	$ 101,550	$ (92,740)	$ —	$ —	$ 8,958	$ 107	$ —	8,958
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Enduring Capital Fund

The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 598,255,322	$ —	$ —	$ 598,255,322
Short-Term Investments
Affiliated Investment Company	8,958,070	—	—	8,958,070
Unaffiliated Investment Company	900,689	—	—	900,689
Total Short-Term Investments	9,858,759	—	—	9,858,759
Total Investments in Securities	$ 608,114,081	$ —	$ —	$ 608,114,081

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $526,079,127) including securities on loan of $882,622	$599,156,011
Investment in affiliated investment companies, at value (identified cost $8,958,070)	8,958,070
Cash denominated in foreign currencies (identified cost $11)	11
Receivables:
Fund shares sold	378,972
Dividends	98,175
Securities lending	20
Other assets	87,366
Total assets	608,678,625
Liabilities
Cash collateral received for securities on loan	900,689
Payables:
Manager (See Note 3)	269,318
Fund shares redeemed	167,396
Shareholder communication	133,775
NYLIFE Distributors (See Note 3)	65,189
Transfer agent (See Note 3)	52,257
Professional fees	51,626
Custodian	8,325
Accrued expenses	7,396
Total liabilities	1,655,971
Net assets	$607,022,654
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 201,429
Additional paid-in-capital	552,262,287
552,463,716
Total distributable earnings (loss)	54,558,938
Net assets	$607,022,654
Class A
Net assets applicable to outstanding shares	$204,268,730
Shares of beneficial interest outstanding	6,766,113
Net asset value per share outstanding	$ 30.19
Maximum sales charge (5.50% of offering price)	1.76
Maximum offering price per share outstanding	$ 31.95
Investor Class
Net assets applicable to outstanding shares	$ 23,025,761
Shares of beneficial interest outstanding	763,288
Net asset value per share outstanding	$ 30.17
Maximum sales charge (5.00% of offering price)	1.59
Maximum offering price per share outstanding	$ 31.76
Class B
Net assets applicable to outstanding shares	$ 2,191,093
Shares of beneficial interest outstanding	83,065
Net asset value and offering price per share outstanding	$ 26.38
Class C
Net assets applicable to outstanding shares	$ 20,661,729
Shares of beneficial interest outstanding	784,064
Net asset value and offering price per share outstanding	$ 26.35
Class I
Net assets applicable to outstanding shares	$ 96,693,369
Shares of beneficial interest outstanding	3,181,934
Net asset value and offering price per share outstanding	$ 30.39
Class R3
Net assets applicable to outstanding shares	$ 753,521
Shares of beneficial interest outstanding	25,208
Net asset value and offering price per share outstanding	$ 29.89
Class R6
Net assets applicable to outstanding shares	$259,428,451
Shares of beneficial interest outstanding	8,539,221
Net asset value and offering price per share outstanding	$ 30.38

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Enduring Capital Fund

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $42,896)	$ 4,558,176
Dividends-affiliated	106,936
Securities lending, net	1,547
Total income	4,666,659
Expenses
Manager (See Note 3)	1,603,784
Distribution/Service—Class A (See Note 3)	253,046
Distribution/Service—Investor Class (See Note 3)	29,091
Distribution/Service—Class B (See Note 3)	12,665
Distribution/Service—Class C (See Note 3)	109,424
Distribution/Service—Class R3 (See Note 3)	1,703
Transfer agent (See Note 3)	192,365
Professional fees	60,480
Registration	56,219
Shareholder communication	23,237
Custodian	11,821
Trustees	6,080
Shareholder service (See Note 3)	341
Miscellaneous	6,398
Total expenses before waiver/reimbursement	2,366,654
Reimbursement from prior custodian(a)	(2,079)
Net expenses	2,364,575
Net investment income (loss)	2,302,084
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(19,940,355)
Foreign currency transactions	13,838
Net realized gain (loss)	(19,926,517)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	41,373,025
Translation of other assets and liabilities in foreign currencies	342
Net change in unrealized appreciation (depreciation)	41,373,367
Net realized and unrealized gain (loss)	21,446,850
Net increase (decrease) in net assets resulting from operations	$ 23,748,934

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 2,302,084	$ 1,692,280
Net realized gain (loss)	(19,926,517)	19,226,663
Net change in unrealized appreciation (depreciation)	41,373,367	(87,315,486)
Net increase (decrease) in net assets resulting from operations	23,748,934	(66,396,543)
Distributions to shareholders:
Class A	(7,743,520)	(19,185,374)
Investor Class	(859,939)	(2,404,448)
Class B	(113,221)	(453,565)
Class C	(929,434)	(3,325,977)
Class I	(3,690,395)	(10,230,592)
Class R3	(21,276)	(40,016)
Class R6	(8,289,276)	(22,407,486)
Total distributions to shareholders	(21,647,061)	(58,047,458)
Capital share transactions:
Net proceeds from sales of shares	108,804,294	86,455,226
Net asset value of shares issued to shareholders in reinvestment of distributions	21,396,272	57,355,353
Cost of shares redeemed	(42,153,912)	(201,267,040)
Increase (decrease) in net assets derived from capital share transactions	88,046,654	(57,456,461)
Net increase (decrease) in net assets	90,148,527	(181,900,462)
Net Assets
Beginning of period	516,874,127	698,774,589
End of period	$607,022,654	$ 516,874,127
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 30.01	$ 36.76	$ 24.95	$ 24.92	$ 26.31	$ 24.56
Net investment income (loss) (a)	0.10	0.06	0.06	0.16	0.26	0.24
Net realized and unrealized gain (loss)	1.26	(3.74)	11.99	1.36	1.28	1.74
Total from investment operations	1.36	(3.68)	12.05	1.52	1.54	1.98
Less distributions:
From net investment income	(0.08)	(0.04)	(0.24)	(0.27)	(0.22)	(0.23)
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(1.18)	(3.07)	(0.24)	(1.49)	(2.93)	(0.23)
Net asset value at end of period	$ 30.19	$ 30.01	$ 36.76	$ 24.95	$ 24.92	$ 26.31
Total investment return (b)	4.50%	(10.96)%	48.53%	6.42%	6.80%	8.07%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.66%††	0.18%	0.19%	0.64%	1.08%	0.90%
Net expenses (c)	0.93%††	0.94%	0.91%	0.99%	0.97%	0.97%
Portfolio turnover rate	3%	2%	24%	166%	164%	137%
Net assets at end of period (in 000’s)	$ 204,269	$ 196,218	$ 228,700	$ 62,611	$ 63,814	$ 63,956

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 29.97	$ 36.73	$ 24.92	$ 24.90	$ 26.29	$ 24.53
Net investment income (loss) (a)	0.06	0.01	(0.01)	0.08	0.20	0.18
Net realized and unrealized gain (loss)	1.26	(3.74)	11.98	1.37	1.27	1.74
Total from investment operations	1.32	(3.73)	11.97	1.45	1.47	1.92
Less distributions:
From net investment income	(0.02)	—	(0.16)	(0.21)	(0.15)	(0.16)
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(1.12)	(3.03)	(0.16)	(1.43)	(2.86)	(0.16)
Net asset value at end of period	$ 30.17	$ 29.97	$ 36.73	$ 24.92	$ 24.90	$ 26.29
Total investment return (b)	4.41%	(11.13)%	48.22%	6.05%	6.51%	7.82%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.43%††	0.03%	(0.02)%	0.35%	0.82%	0.68%
Net expenses (c)	1.16%††	1.11%	1.19%	1.30%	1.23%	1.21%
Expenses (before waiver/reimbursement) (c)	1.16%††	1.11%	1.19%	1.31%	1.27%	1.23%
Portfolio turnover rate	3%	2%	24%	166%	164%	137%
Net assets at end of period (in 000's)	$ 23,026	$ 22,977	$ 29,293	$ 15,544	$ 17,203	$ 16,580

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 26.41	$ 32.96	$ 22.40	$ 22.50	$ 24.04	$ 22.46
Net investment income (loss) (a)	(0.04)	(0.21)	(0.22)	(0.08)	0.02	(0.02)
Net realized and unrealized gain (loss)	1.11	(3.31)	10.78	1.22	1.15	1.60
Total from investment operations	1.07	(3.52)	10.56	1.14	1.17	1.58
Less distributions:
From net investment income	—	—	—	(0.02)	—	—
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(1.10)	(3.03)	—	(1.24)	(2.71)	—
Net asset value at end of period	$ 26.38	$ 26.41	$ 32.96	$ 22.40	$ 22.50	$ 24.04
Total investment return (b)	4.00%	(11.79)%	47.14%(c)	5.28%	5.71%	7.03%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32)%††	(0.72)%	(0.77)%	(0.39)%	0.10%	(0.07)%
Net expenses (d)	1.91%††	1.86%	1.95%	2.05%	1.98%	1.96%
Expenses (before waiver/reimbursement) (d)	1.91%††	1.86%	1.95%	2.06%	2.02%	1.98%
Portfolio turnover rate	3%	2%	24%	166%	164%	137%
Net assets at end of period (in 000’s)	$ 2,191	$ 2,824	$ 5,007	$ 3,666	$ 4,718	$ 5,855

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 26.39	$ 32.93	$ 22.38	$ 22.48	$ 24.02	$ 22.45
Net investment income (loss) (a)	(0.04)	(0.21)	(0.24)	(0.08)	0.02	(0.02)
Net realized and unrealized gain (loss)	1.10	(3.30)	10.79	1.22	1.15	1.59
Total from investment operations	1.06	(3.51)	10.55	1.14	1.17	1.57
Less distributions:
From net investment income	—	—	—	(0.02)	—	—
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(1.10)	(3.03)	—	(1.24)	(2.71)	—
Net asset value at end of period	$ 26.35	$ 26.39	$ 32.93	$ 22.38	$ 22.48	$ 24.02
Total investment return (b)	4.00%	(11.80)%	47.14%(c)	5.29%	5.72%	6.99%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	(0.32)%††	(0.72)%	(0.80)%	(0.38)%	0.10%	(0.08)%
Net expenses (d)	1.91%††	1.86%	1.89%	2.05%	1.98%	1.96%
Expenses (before waiver/reimbursement) (d)	1.91%††	1.86%	1.89%	2.06%	2.02%	1.98%
Portfolio turnover rate	3%	2%	24%	166%	164%	137%
Net assets at end of period (in 000’s)	$ 20,662	$ 23,500	$ 37,234	$ 6,641	$ 10,946	$ 14,964

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	Total investment return may reflect adjustments to conform to generally accepted accounting principles.
(d)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Enduring Capital Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 30.24	$ 36.99	$ 25.09	$ 25.05	$ 26.44	$ 24.67
Net investment income (loss) (a)	0.14	0.15	0.16	0.23	0.32	0.31
Net realized and unrealized gain (loss)	1.27	(3.77)	12.03	1.37	1.28	1.74
Total from investment operations	1.41	(3.62)	12.19	1.60	1.60	2.05
Less distributions:
From net investment income	(0.16)	(0.10)	(0.29)	(0.34)	(0.28)	(0.28)
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(1.26)	(3.13)	(0.29)	(1.56)	(2.99)	(0.28)
Net asset value at end of period	$ 30.39	$ 30.24	$ 36.99	$ 25.09	$ 25.05	$ 26.44
Total investment return (b)	4.63%	(10.72)%	48.97%	6.66%	7.06%	8.36%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.92%††	0.45%	0.48%	0.96%	1.34%	1.16%
Net expenses (c)	0.68%††	0.69%	0.66%	0.74%	0.72%	0.71%
Portfolio turnover rate	3%	2%	24%	166%	164%	137%
Net assets at end of period (in 000’s)	$ 96,693	$ 73,935	$ 135,219	$ 37,491	$ 97,903	$ 98,395

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 29.71	$ 36.51	$ 24.78	$ 24.77	$ 26.17	$ 24.48
Net investment income (loss) (a)	0.04	(0.05)	(0.04)	0.07	0.17	0.14
Net realized and unrealized gain (loss)	1.25	(3.72)	11.91	1.36	1.28	1.73
Total from investment operations	1.29	(3.77)	11.87	1.43	1.45	1.87
Less distributions:
From net investment income	(0.01)	—	(0.14)	(0.20)	(0.14)	(0.18)
From net realized gain on investments	(1.10)	(3.03)	—	(1.22)	(2.71)	—
Total distributions	(1.11)	(3.03)	(0.14)	(1.42)	(2.85)	(0.18)
Net asset value at end of period	$ 29.89	$ 29.71	$ 36.51	$ 24.78	$ 24.77	$ 26.17
Total investment return (b)	4.32%	(11.29)%	48.07%	6.02%	6.42%	7.66%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.30%††	(0.17)%	(0.13)%	0.30%	0.70%	0.52%
Net expenses (c)	1.28%††	1.30%	1.28%	1.34%	1.32%	1.32%
Portfolio turnover rate	3%	2%	24%	166%	164%	137%
Net assets at end of period (in 000’s)	$ 754	$ 561	$ 479	$ 207	$ 227	$ 137

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,	April 26, 2021^ through October 31,
Class R6		2022	2021
Net asset value at beginning of period	$ 30.24	$ 37.00	$ 33.07
Net investment income (loss) (a)	0.15	0.16	0.14
Net realized and unrealized gain (loss)	1.27	(3.77)	3.79
Total from investment operations	1.42	(3.61)	3.93
Less distributions:
From net investment income	(0.18)	(0.12)	—
From net realized gain on investments	(1.10)	(3.03)	—
Total distributions	(1.28)	(3.15)	—
Net asset value at end of period	$ 30.38	$ 30.24	$ 37.00
Total investment return (b)	4.66%	(10.69)%	11.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.98%††	0.50%	0.44%††
Net expenses (c)	0.61%††	0.63%	0.60%††
Portfolio turnover rate	3%	2%	24%
Net assets at end of period (in 000’s)	$ 259,428	$ 196,860	$ 262,843

*	Unaudited.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Enduring Capital Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Enduring Capital Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 1, 1998
Investor Class	February 28, 2008
Class B	June 1, 1998
Class C	September 1, 1998
Class I	December 28, 2004
Class R3	February 29, 2016
Class R6	April 26, 2021
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. However, a CDSC of 1.00% may be imposed on certain redemptions made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. When Class B shares were offered, they were offered at NAV without an initial sales charge, although a CDSC that declines depending on the number of years a shareholder held its Class B shares may be imposed on certain redemptions of such shares made within six years of the date of purchase of such shares. Class I, Class R1, Class R3 and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class B shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. In addition, depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class B and Class C shares are subject to higher distribution and/or service fees than Class A, Investor Class, Class R3 shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R3 shares.
The Fund's investment objective is to seek long-term growth of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the

21

Notes to Financial Statements (Unaudited) (continued)
Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal

22	MainStay WMC Enduring Capital Fund

market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Certain securities held by the Fund may principally trade in foreign markets. Events may occur between the time the foreign markets close and the time at which the Fund's NAVs are calculated. These events may include, but are not limited to, situations relating to a single issuer in a market sector, significant fluctuations in U.S. or foreign markets, natural disasters, armed conflicts, governmental actions or other developments not tied directly to the securities markets. Should the Valuation Designee conclude that such events may have affected the accuracy of the last price of such securities reported on the local foreign market, the Valuation Designee may, pursuant to the Valuation Procedures, adjust the value of the local price to reflect the estimated impact on the price of such securities as a result of such events. In this instance, securities are generally categorized as Level 3 in the hierarchy. Additionally, certain foreign equity securities are also fair valued whenever the movement of a particular index exceeds certain thresholds. In such cases, the securities are fair valued by applying factors provided by a third-party vendor in accordance with the Valuation Procedures and are generally categorized as Level 2 in the hierarchy. No foreign equity securities held by the Fund as of April 30, 2023 were fair valued in such a manner.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Foreign Taxes. The Fund may be subject to foreign taxes on income and other transaction-based taxes imposed by certain countries in which it invests. A portion of the taxes on gains on investments or currency purchases/repatriation may be reclaimable. The Fund will accrue such taxes and reclaims as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.
The Fund may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which it invests. The Fund will accrue such taxes as applicable based upon its current interpretation of tax rules and regulations that exist in the market in which it invests. Capital gains taxes relating to positions still held are reflected as a liability in the Statement of Assets and Liabilities, as well as an adjustment to the Fund's net unrealized appreciation (depreciation). Taxes related to capital gains realized, if any, are reflected as part of net realized gain (loss) in the Statement of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation (depreciation) on investments in the Statement of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
(D) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually.
23

Notes to Financial Statements (Unaudited) (continued)
Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(E) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(F) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(G) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(H) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(I) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. Securities on loan as of April 30, 2023, are shown in the Portfolio of Investments.
(J) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.

24	MainStay WMC Enduring Capital Fund

Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Pursuant to the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.55% up to $500 million; 0.525% from $500 million to $1 billion; and 0.50% on assets in excess of $1 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.55%.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Class R6 fees and expenses do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
New York Life Investments has agreed to voluntarily waive fees and/or reimburse expenses of the appropriate class of the Fund so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase and sale of portfolio investments, and acquired (underlying) fund fees and expenses) of a class do not exceed the following percentages of average daily net assets: Investor Class, 1.85%; Class B, 2.60%; and Class C, 2.60%. These voluntary waivers or reimbursements may be discontinued at any time without notice.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $1,603,784 and paid the Subadvisor fees of $691,764.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A and Investor Class Plans, the Distributor receives a monthly fee from the Class A and Investor Class shares at an annual rate of 0.25% of the average daily net assets of the Class A and Investor Class shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R3 shares. This is in addition to any fees paid under the Class R3 Plan.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R3	$341
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $18,263 and $2,113, respectively.
25

Notes to Financial Statements (Unaudited) (continued)
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $6,609, $3 and $98, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$77,805	$—
Investor Class	35,978	—
Class B	3,911	—
Class C	33,805	—
Class I	35,730	—
Class R3	262	—
Class R6	4,874	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R3	$55,753	7.4%
Class R6	39,654	0.0‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$535,412,626	$105,831,099	$(33,129,644)	$72,701,455
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$24,964,525
Long-Term Capital Gains	33,082,933
Total	$58,047,458
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit

26	MainStay WMC Enduring Capital Fund

Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $80,341 and $19,522, respectively.
Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	458,224	$ 13,917,612
Shares issued to shareholders in reinvestment of distributions	247,479	7,533,253
Shares redeemed	(518,307)	(15,724,838)
Net increase (decrease) in shares outstanding before conversion	187,396	5,726,027
Shares converted into Class A (See Note 1)	40,468	1,194,067
Shares converted from Class A (See Note 1)	(151)	(4,661)
Net increase (decrease)	227,713	$ 6,915,433
Year ended October 31, 2022:
Shares sold	964,328	$ 31,211,920
Shares issued to shareholders in reinvestment of distributions	549,149	18,594,184
Shares redeemed	(1,313,198)	(41,861,145)
Net increase (decrease) in shares outstanding before conversion	200,279	7,944,959
Shares converted into Class A (See Note 1)	118,908	3,952,416
Shares converted from Class A (See Note 1)	(2,122)	(64,560)
Net increase (decrease)	317,065	$ 11,832,815

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	15,868	$ 478,536
Shares issued to shareholders in reinvestment of distributions	28,225	859,163
Shares redeemed	(36,794)	(1,114,439)
Net increase (decrease) in shares outstanding before conversion	7,299	223,260
Shares converted into Investor Class (See Note 1)	9,920	311,945
Shares converted from Investor Class (See Note 1)	(20,682)	(609,051)
Net increase (decrease)	(3,463)	$ (73,846)
Year ended October 31, 2022:
Shares sold	35,401	$ 1,145,205
Shares issued to shareholders in reinvestment of distributions	70,920	2,401,347
Shares redeemed	(70,871)	(2,264,176)
Net increase (decrease) in shares outstanding before conversion	35,450	1,282,376
Shares converted into Investor Class (See Note 1)	21,377	677,516
Shares converted from Investor Class (See Note 1)	(87,635)	(2,969,099)
Net increase (decrease)	(30,808)	$ (1,009,207)

27

Notes to Financial Statements (Unaudited) (continued)
Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares issued to shareholders in reinvestment of distributions	4,112	$ 109,752
Shares redeemed	(9,656)	(249,926)
Net increase (decrease) in shares outstanding before conversion	(5,544)	(140,174)
Shares converted from Class B (See Note 1)	(18,319)	(489,085)
Net increase (decrease)	(23,863)	$ (629,259)
Year ended October 31, 2022:
Shares sold	1,841	$ 53,478
Shares issued to shareholders in reinvestment of distributions	14,748	443,192
Shares redeemed	(23,125)	(653,846)
Net increase (decrease) in shares outstanding before conversion	(6,536)	(157,176)
Shares converted from Class B (See Note 1)	(38,436)	(1,074,180)
Net increase (decrease)	(44,972)	$ (1,231,356)

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	21,892	$ 580,073
Shares issued to shareholders in reinvestment of distributions	34,072	908,718
Shares redeemed	(147,486)	(3,915,645)
Net increase (decrease) in shares outstanding before conversion	(91,522)	(2,426,854)
Shares converted from Class C (See Note 1)	(15,064)	(393,636)
Net increase (decrease)	(106,586)	$ (2,820,490)
Year ended October 31, 2022:
Shares sold	24,436	$ 690,062
Shares issued to shareholders in reinvestment of distributions	108,949	3,270,638
Shares redeemed	(352,310)	(10,083,915)
Net increase (decrease) in shares outstanding before conversion	(218,925)	(6,123,215)
Shares converted from Class C (See Note 1)	(21,155)	(586,653)
Net increase (decrease)	(240,080)	$ (6,709,868)

Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	972,488	$ 29,616,100
Shares issued to shareholders in reinvestment of distributions	120,167	3,678,308
Shares redeemed	(355,306)	(10,814,408)
Net increase (decrease) in shares outstanding before conversion	737,349	22,480,000
Shares converted into Class I (See Note 1)	150	4,661
Shares converted from Class I (See Note 1)	(466)	(14,240)
Net increase (decrease)	737,033	$ 22,470,421
Year ended October 31, 2022:
Shares sold	981,052	$ 32,552,040
Shares issued to shareholders in reinvestment of distributions	299,886	10,205,117
Shares redeemed	(2,493,569)	(85,095,425)
Net increase (decrease) in shares outstanding before conversion	(1,212,631)	(42,338,268)
Shares converted into Class I (See Note 1)	2,107	64,560
Net increase (decrease)	(1,210,524)	$(42,273,708)

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	6,029	$ 179,258
Shares issued to shareholders in reinvestment of distributions	590	17,802
Shares redeemed	(276)	(8,222)
Net increase (decrease)	6,343	$ 188,838
Year ended October 31, 2022:
Shares sold	8,459	$ 246,328
Shares issued to shareholders in reinvestment of distributions	993	33,389
Shares redeemed	(3,717)	(113,830)
Net increase (decrease)	5,735	$ 165,887

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	2,095,234	$ 64,032,715
Shares issued to shareholders in reinvestment of distributions	270,980	8,289,276
Shares redeemed	(336,999)	(10,326,434)
Net increase (decrease)	2,029,215	$ 61,995,557
Year ended October 31, 2022:
Shares sold	628,462	$ 20,556,193
Shares issued to shareholders in reinvestment of distributions	658,656	22,407,486
Shares redeemed	(1,881,346)	(61,194,703)
Net increase (decrease)	(594,228)	$(18,231,024)

28	MainStay WMC Enduring Capital Fund

Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
29

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Enduring Capital Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”). At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below. Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses. The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients. In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements. The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board. The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, WMC personnel. In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements. In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment. Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and WMC; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses. Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS. Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations. The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC. The Board’s

30	MainStay WMC Enduring Capital Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience. In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund. The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure. The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors. The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund. The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Fund’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel. In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer. The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act. The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Fund and considered the terms of each of the Advisory Agreements. The Board evaluated WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history. In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund. The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund. In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
31

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks. The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year. These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmarks, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions. The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds. In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis. In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context. On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund. The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Fund. The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board. The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds. The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review. The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits. The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities. In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement. In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from

32	MainStay WMC Enduring Capital Fund

New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor. The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates. The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Fund. The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any. The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules. The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients. Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses. The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds. In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund. The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund. The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes. The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses. The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders. The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds in the MainStay Group of Funds. Although the Board recognized the
33

Board Consideration and Approval of Management Agreement and Subadvisory Agreement  (Unaudited) (continued)
difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund. The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments. The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
34	MainStay WMC Enduring Capital Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Fund’s subadvisor, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
35

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
36	MainStay WMC Enduring Capital Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022305MS043-23	MSWEC10-06/23
(NYLIM) NL528

MainStay WMC Value Fund

Message from the President and Semiannual Report
Unaudited  |  April 30, 2023
Sign up for e-delivery of your shareholder reports. For full details on e-delivery, including who can participate and what you can receive via e-delivery, please log in to newyorklifeinvestments.com/accounts.
Not FDIC/NCUA Insured	Not a Deposit	May Lose Value	No Bank Guarantee	Not Insured by Any Government Agency

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Message from the President
Despite high levels of volatility and sharp, short-term shifts in value, broadly based stock and bond indices generally gained ground during the six-month reporting period ended April 30, 2023. Markets reacted positively to several developments, such as easing inflationary pressures and softening monetary policy the most prominent among them.
Before the reporting period began, the annual inflation rate had declined from its peak of 9.1% in June 2022 to 7.7% in October. In an effort to drive inflation lower, the U.S. Federal Reserve (the “Fed”) had lifted the benchmark federal funds rate from near zero at the beginning of March 2022 to 3.00%–3.25% in October 2022, raising it an additional 0.75% in early November. However, investors had already begun to anticipate milder rate increases in the future if inflation, as expected, continued to ease. Indeed, the Fed’s next rate hike, in December, was 0.50%, followed in February and March 2023 with two additional increases of just 0.25% each. By April, inflation had fallen below 5%. Although further interest rate increases are expected in 2023, it appeared that the Fed might be nearing the end of the current rate-hike cycle. Economic growth, although slower, remained positive, supported by historically high levels of employment and robust consumer spending. International economies experienced similar trends, with more modest central bank interest-rate hikes also curbing inflation to a degree.
Equity market behavior during the reporting period reflected investors’ optimism regarding the prospects for a so-called ‘soft landing,’ in which inflation comes under control and the Fed begins to lower rates while the economy avoids a damaging recession. The S&P 500® Index, a widely regarded benchmark of U.S. market performance, posted its first extended gains since November 2021. Previously beaten down growth-oriented sectors led the market’s rebound, with information technology the Index’s strongest sector by far. Energy lost ground as oil and gas prices fell. Financials also declined as interest-rate-related turmoil caused the failures of a number of high-profile regional banks and a wider loss of confidence in the banking industry. However, most other sectors recorded gains. International developed-markets equities advanced even more strongly; this was prompted by surprisingly robust economic resilience in Europe, and further bolstered by China’s reopening after the government rescinded its “zero-COVID-19” policy and eased regulatory restrictions on key industries. The declining value of the U.S. dollar relative to other currencies also enhanced international market equity performance. Emerging markets generally lagged their developed-markets counterparts, while outperforming U.S. markets.
Fixed-income markets rose broadly as well. Money that had flowed out of bonds when rates were rising more sharply began to return to the asset class as investors recognized the opportunities offered by relatively high yields, particularly with the prospect of declining interest rates on the horizon. Long-duration U.S. Treasury bonds outperformed most U.S. corporate bonds, while emerging-markets bonds produced stronger returns than their U.S. counterparts, and international developed-markets bonds performed better still.
While many market observers believe the Fed has neared the end of the current cycle of rate increases, the central bank’s rhetoric remains sharply focused on its target inflation rate of 2%. Only time will tell if the market’s favorable expectations prove well founded.
However the economic story unfolds in the months and years to come, we remain dedicated to providing you with the one-on-one philosophy and diversified, multi-boutique investment resources that set New York Life Investments apart. Thank you for trusting us to help you meet your investment needs.
Sincerely,
Kirk C. Lehneis
President

The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.
Not part of the Semiannual Report

Investors should refer to the Fund’s Summary Prospectus and/or Prospectus and consider the Fund’s investment objectives, strategies, risks, charges and expenses carefully before investing. The Summary Prospectus and/or Prospectus contain this and other information about the Fund. You may obtain copies of the Fund’s Summary Prospectus, Prospectus and Statement of Additional Information, which includes information about The MainStay Funds' Trustees, free of charge, upon request, by calling toll-free 800-624-6782, by writing to NYLIFE Distributors LLC, Attn: MainStay Marketing Department, 30 Hudson Street, Jersey City, NJ 07302 or by sending an e-mail to MainStayShareholderServices@nylim.com. These documents are also available via the MainStay Funds’ website at newyorklifeinvestments.com. Please read the Fund’s Summary Prospectus and/or Prospectus carefully before investing.

Investment and Performance Comparison (Unaudited)
Performance data quoted represents past performance. Past performance is no guarantee of future results. Because of market volatility and other factors, current performance may be lower or higher than the figures shown. Investment return and principal value will fluctuate, and as a result, when shares are redeemed, they may be worth more or less than their original cost. The graph below depicts the historical performance of Class I shares of the Fund. Performance will vary from class to class based on differences in class-specific expenses and sales charges. For performance information current to the most recent month-end, please call 800-624-6782 or visit newyorklifeinvestments.com.
The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on distributions or Fund share redemptions. Total returns reflect maximum applicable sales charges as indicated in the table below, if any, changes in share price, and reinvestment of dividend and capital gain distributions. The graph assumes the initial investment amount shown below and reflects the deduction of all sales charges that would have applied for the period of investment. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower. For more information on share classes and current fee waivers and/or expense limitations (if any), please refer to the Notes to Financial Statements.
Average Annual Total Returns for the Period-Ended April 30, 2023
Class	Sales Charge		Inception Date[1]	Six Months[2]	One Year	Five Years	Ten Years or Since Inception	Gross Expense Ratio[3]
Class A Shares	Maximum 5.50% Initial Sales Charge	With sales charges	6/9/1999	-4.56%	-5.00%	9.83%	9.80%	1.02%
		Excluding sales charges		1.00	0.53	11.08	10.42	1.02
Investor Class Shares[4]	Maximum 5.00% Initial Sales Charge	With sales charges	2/28/2008	-4.20	-4.74	9.55	9.56	1.26
		Excluding sales charges		0.84	0.27	10.80	10.18	1.26
Class B Shares[5]	Maximum 5.00% CDSC	With sales charges	6/9/1999	-4.21	-5.10	9.82	9.36	2.01
	if Redeemed Within the First Six Years of Purchase	Excluding sales charges		0.47	-0.46	9.96	9.36	2.01
Class C Shares	Maximum 1.00% CDSC	With sales charges	6/9/1999	-0.47	-1.39	9.97	9.36	2.01
	if Redeemed Within One Year of Purchase	Excluding sales charges		0.47	-0.46	9.97	9.36	2.01
Class I Shares	No Sales Charge		1/21/1971	1.13	0.83	11.39	10.71	0.77
Class R1 Shares	No Sales Charge		1/2/2004	1.05	0.66	11.25	10.59	0.87
Class R2 Shares	No Sales Charge		1/2/2004	0.95	0.42	10.97	10.31	1.12
Class R3 Shares	No Sales Charge		4/28/2006	0.81	0.17	10.69	10.03	1.37
Class R6 Shares	No Sales Charge		4/26/2021	1.13	0.83	N/A	2.61	0.70

1.	Effective April 26, 2021, the Fund replaced its subadvisor, changed its investment objective and modified its principal investment strategies. Therefore, the performance information shown in this report prior to April 26, 2021, reflects that of the Fund’s prior subadvisor, investment objective and principal investment strategies.
2.	Not annualized.
3.	The gross expense ratios presented reflect the Fund’s “Total Annual Fund Operating Expenses” from the most recent Prospectus, as supplemented, and may differ from other expense ratios disclosed in this report.
4.	Prior to June 30, 2020, the maximum initial sales charge was 5.50%, which is reflected in the applicable average annual total return figures shown.
5.	Class B shares are closed to all new purchases as well as additional investments by existing Class B shareholders.
The footnotes on the next page are an integral part of the table and graph and should be carefully read in conjunction with them.
5

Benchmark Performance*	Six Months[1]	One Year	Five Years	Ten Years
Russell 1000® Value Index[2]	4.54%	1.21%	7.75%	9.13%
Morningstar Large Value Category Average[3]	3.89	1.38	7.89	9.02

*	Returns for indices reflect no deductions for fees, expenses or taxes, except for foreign withholding taxes where applicable. Results assume reinvestment of all dividends and capital gains. An investment cannot be made directly in an index.
1.	Not annualized.
2.	The Fund has selected the Russell 1000® Value Index as its primary benchmark as a replacement for the Russell 3000® Index because it believes that the Russell 1000® Value Index is more reflective of its principal investment strategies. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values.
3.	The Morningstar Large Value Category Average is representative of funds that invest primarily in big U.S. companies that are less expensive or growing more slowly than other large-cap stocks. Results are based on average total returns of similar funds with all dividends and capital gain distributions reinvested.
The footnotes on the preceding page are an integral part of the table and graph and should be carefully read in conjunction with them.
6	MainStay WMC Value Fund

Cost in Dollars of a $1,000 Investment in MainStay WMC Value Fund (Unaudited)
The example below is intended to describe the fees and expenses borne by shareholders during the six-month period from November 1, 2022 to April 30, 2023, and the impact of those costs on your investment.
Example
As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including exchange fees and sales charges (loads) on purchases (as applicable), and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses (as applicable). This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the six-month period and held for the entire period from November 1, 2022 to April 30, 2023.
This example illustrates your Fund’s ongoing costs in two ways:
Actual Expenses
The second and third data columns in the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid during the six months ended April 30, 2023. Simply divide your account value by $1,000 (for example, an
$8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The fourth and fifth data columns in the table below provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the six-month period shown. You may use this information to compare the ongoing costs of investing in the Fund with the ongoing costs of investing in other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as exchange fees or sales charges (loads). Therefore, the fourth and fifth data columns of the table are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Share Class	Beginning Account Value 11/1/22	Ending Account Value (Based on Actual Returns and Expenses) 4/30/23	Expenses Paid During Period[1]	Ending Account Value (Based on Hypothetical 5% Annualized Return and Actual Expenses) 4/30/23	Expenses Paid During Period[1]	Net Expense Ratio During Period[2]
Class A Shares	$1,000.00	$1,010.00	$ 5.13	$1,019.69	$ 5.16	1.03%
Investor Class Shares	$1,000.00	$1,008.40	$ 6.47	$1,018.35	$ 6.51	1.30%
Class B Shares	$1,000.00	$1,004.70	$10.19	$1,014.63	$10.24	2.05%
Class C Shares	$1,000.00	$1,004.70	$10.19	$1,014.63	$10.24	2.05%
Class I Shares	$1,000.00	$1,011.30	$ 3.49	$1,021.32	$ 3.51	0.70%
Class R1 Shares	$1,000.00	$1,010.50	$ 4.39	$1,020.43	$ 4.41	0.88%
Class R2 Shares	$1,000.00	$1,009.50	$ 5.63	$1,019.19	$ 5.66	1.13%
Class R3 Shares	$1,000.00	$1,008.10	$ 6.87	$1,017.95	$ 6.90	1.38%
Class R6 Shares	$1,000.00	$1,011.30	$ 3.49	$1,021.32	$ 3.51	0.70%

1.	Expenses are equal to the Fund’s annualized expense ratio of each class multiplied by the average account value over the period, divided by 365 and multiplied by 181 (to reflect the six-month period). The table above represents the actual expenses incurred during the six-month period. In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above-reported expense figures.
2.	Expenses are equal to the Fund's annualized expense ratio to reflect the six-month period.
7

Industry Composition as of April 30, 2023 (Unaudited)
Pharmaceuticals	9.2%
Banks	8.1
Oil, Gas & Consumable Fuels	7.5
Capital Markets	6.6
Health Care Providers & Services	5.4
Insurance	5.2
Semiconductors & Semiconductor Equipment	4.2
Aerospace & Defense	4.2
Communications Equipment	3.8
Health Care Equipment & Supplies	3.1
Building Products	2.9
Food Products	2.9
Interactive Media & Services	2.5
Specialty Retail	2.2
Health Care REITs	1.8
Electronic Equipment, Instruments & Components	1.6
Specialized REITs	1.5
Entertainment	1.5
Personal Care Products	1.5
Multi–Utilities	1.5
Electric Utilities	1.4
Distributors	1.3%
Gas Utilities	1.3
Automobile Components	1.3
Machinery	1.2
Real Estate Management & Development	1.2
Chemicals	1.2
Electrical Equipment	1.2
Diversified Consumer Services	1.2
Financial Services	1.2
IT Services	1.1
Hotel & Resort REITs	1.1
Household Durables	1.1
Independent Power and Renewable Electricity Producers	1.1
Beverages	1.1
Media	1.1
Containers & Packaging	1.0
Ground Transportation	1.0
Short–Term Investment	1.5
Other Assets, Less Liabilities	0.2
100.0%
See Portfolio of Investments beginning on page 10 for specific holdings within these categories. The Fund's holdings are subject to change.

Top Ten Holdings and/or Issuers Held as of April 30, 2023 (excluding short-term investments) (Unaudited)
1.	JPMorgan Chase & Co.
2.	Pfizer, Inc.
3.	Cisco Systems, Inc.
4.	Alphabet, Inc., Class C
5.	Merck & Co., Inc.
6.	ConocoPhillips
7.	Elevance Health, Inc.
8.	MetLife, Inc.
9.	M&T Bank Corp.
10.	Raytheon Technologies Corp.

8	MainStay WMC Value Fund

Portfolio Management Discussion and Analysis (Unaudited)
Questions answered by portfolio manager Adam H. Illfelder, CFA, of Wellington Management Company LLP, the Fund’s Subadvisor.
How did MainStay WMC Value Fund perform relative to its benchmarks and peer group during the six months ended April 30, 2023?
For the six months ended April 30, 2023, Class I shares of MainStay WMC Value Fund returned 1.13%, underperforming the 4.54% return of the Fund’s benchmark, the Russell 1000® Value Index (the “Index”). Over the same period, Class I shares also underperformed the 3.89% return of the Morningstar Large Growth Category Average.1
What factors affected the Fund’s relative performance during the reporting period?
The Fund underperformed the Index over the reporting period primarily due to security selection. Weak selection in industrials, energy and financials outweighed relatively strong selection in real estate, utilities and materials. Sector allocation, a result of our bottom-up stock selection process, also detracted from relative returns, primarily as a result of the Fund’s underweight exposure to communication services. This was partially offset by the positive impact of the Fund’s underweight exposure to energy.
During the reporting period, which sectors were the strongest positive contributors to the Fund’s relative performance and which sectors were particularly weak?
During the reporting period, the real estate and utilities sectors provided the strongest positive contributions to relative performance. (Contributions take weightings and total returns into account.) Over the same period, the communication services, industrials and energy sectors detracted most notably from the Fund’s relative performance.
During the reporting period, which individual stocks made the strongest positive contributions to the Fund’s absolute performance and which stocks detracted the most?
The two top contributors to the Fund’s absolute performance included semiconductor company Analog Devices and health care REIT (real estate investment trust) Welltower. Shares of Analog Devices rose after the company reported better-than-expected first-quarter 2023 sales and earnings. We trimmed the Fund’s position during the reporting period. Shares of Welltower gained ground after the company reported strong fourth-quarter 2022 results, with revenue significantly increasing year-over-year. We added to the Fund’s position during the reporting period.
The holdings that detracted most significantly from absolute performance were pharmaceutical company Pfizer and commercial banking company M&T Bank. Pfizer shares declined after the company reported fourth-quarter 2022 earnings that, despite better-than-expected profits, missed revenue expectations and disappointed on the full-year outlook. Shares of M&T Bank lost ground during the market sell-off following Silicon Valley Bank’s failure. We increased the Fund’s position in M&T Bank during the reporting period.
What were some of the Fund’s largest purchases and sales during the reporting period?
During the reporting period, the Fund’s largest purchase was in shares of American International Group (AIG), a U.S.-based multinational insurance company. We believe AIG’s transformation during the past 5 years towards a pure-play property & casualty insurer has improved the quality of the underlying business. Improved pricing and risk controls are likely to drive higher earnings per share and return on equity, while the stock trades at an attractive valuation. The Fund also initiated a position in Diamondback Energy when the company’s stock declined on lower oil prices and traded at attractive levels. We favor the quality of Diamondback’s underlying business, given its above-peer productivity growth rate over the past two years and its discipline in acreage development, as well as the strength of its balance sheet, which could offer protection during a downturn.
During the same period, the Fund eliminated its position in insurer Progressive, which held up well during the market sell-off in the aftermath of the Silicon Valley Bank failure. We used the proceeds to add to the Fund’s positions in banks that we view as well-capitalized, and had traded down significantly. We also exited the Fund’s position in Truist Financial in favor of U.S. banks with better capital positions.
How did the Fund’s sector weightings change during the reporting period?
The Fund’s largest increases in sector exposure relative to the Index were in the financials, real estate and energy sectors, while the most significant decreases were in communication services, industrials and consumer staples.
How was the Fund positioned at the end of the reporting period?
As of April 30, 2023, the Fund held its largest overweight exposures relative to the Index in the information technology, health care and consumer discretionary sectors. As of the same date, the Fund’s most significantly underweight exposures were in communication services, consumer staples and materials.

1.	See "Investment and Performance Comparison" for other share class returns, which may be higher or lower than Class I share returns, and for more information on benchmark and peer group returns.
The opinions expressed are those of the portfolio manager as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.
9

Portfolio of Investments April 30, 2023†^(Unaudited)
	Shares	Value
Common Stocks 98.3%
Aerospace & Defense 4.2%
General Dynamics Corp.	58,973	$ 12,876,165
L3Harris Technologies, Inc.	60,051	11,718,952
Raytheon Technologies Corp.	185,993	18,580,701
		43,175,818
Automobile Components 1.3%
Gentex Corp.	467,233	12,890,958
Banks 8.1%
JPMorgan Chase & Co.	257,316	35,571,364
M&T Bank Corp.	150,905	18,983,849
New York Community Bancorp, Inc.	941,200	10,061,428
PNC Financial Services Group, Inc. (The)	140,272	18,270,428
		82,887,069
Beverages 1.1%
Keurig Dr Pepper, Inc.	333,312	10,899,302
Building Products 2.9%
Fortune Brands Innovations, Inc.	193,113	12,492,480
Johnson Controls International plc	296,590	17,747,946
		30,240,426
Capital Markets 6.6%
Ares Management Corp.	187,367	16,411,476
Blackstone, Inc.	110,539	9,874,449
LPL Financial Holdings, Inc.	43,550	9,094,982
Morgan Stanley	198,058	17,819,278
Raymond James Financial, Inc.	155,455	14,073,341
		67,273,526
Chemicals 1.2%
Axalta Coating Systems Ltd. (a)	391,654	12,364,517
Communications Equipment 3.8%
Cisco Systems, Inc.	546,773	25,835,024
F5, Inc. (a)	94,606	12,711,262
		38,546,286
Containers & Packaging 1.0%
Sealed Air Corp.	221,289	10,619,659
Distributors 1.3%
LKQ Corp.	235,015	13,567,416
	Shares	Value

Diversified Consumer Services 1.2%
H&R Block, Inc.	359,641	$ 12,195,426
Electric Utilities 1.4%
Exelon Corp.	338,788	14,378,163
Electrical Equipment 1.2%
Emerson Electric Co.	146,743	12,217,822
Electronic Equipment, Instruments & Components 1.6%
Corning, Inc.	500,952	16,641,625
Entertainment 1.5%
Electronic Arts, Inc.	121,884	15,513,396
Financial Services 1.2%
Global Payments, Inc.	105,450	11,885,270
Food Products 2.9%
Archer-Daniels-Midland Co.	175,574	13,708,818
Mondelez International, Inc., Class A	206,511	15,843,524
		29,552,342
Gas Utilities 1.3%
Atmos Energy Corp.	115,908	13,229,739
Ground Transportation 1.0%
Knight-Swift Transportation Holdings, Inc.	187,910	10,583,091
Health Care Equipment & Supplies 3.1%
Becton Dickinson & Co.	64,807	17,129,138
Boston Scientific Corp. (a)	283,839	14,793,689
		31,922,827
Health Care Providers & Services 5.4%
Centene Corp. (a)	258,564	17,822,817
Elevance Health, Inc.	43,967	20,605,135
UnitedHealth Group, Inc.	34,961	17,203,958
		55,631,910
Health Care REITs 1.8%
Welltower, Inc.	228,388	18,092,897
Hotel & Resort REITs 1.1%
Host Hotels & Resorts, Inc.	705,060	11,400,820

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
10	MainStay WMC Value Fund

	Shares	Value
Common Stocks (continued)
Household Durables 1.1%
Lennar Corp., Class A	99,758	$ 11,253,700
Independent Power and Renewable Electricity Producers 1.1%
AES Corp. (The)	467,894	11,070,372
Insurance 5.2%
American International Group, Inc.	317,967	16,864,970
Chubb Ltd.	85,274	17,187,827
MetLife, Inc.	316,896	19,435,232
		53,488,029
Interactive Media & Services 2.5%
Alphabet, Inc., Class C (a)	238,378	25,797,267
IT Services 1.1%
Amdocs Ltd.	128,724	11,746,065
Machinery 1.2%
Middleby Corp. (The) (a)	89,359	12,588,896
Media 1.1%
Omnicom Group, Inc.	119,426	10,816,413
Multi-Utilities 1.5%
Sempra Energy	97,365	15,139,284
Oil, Gas & Consumable Fuels 7.5%
ConocoPhillips	202,209	20,805,284
Coterra Energy, Inc.	565,042	14,465,075
Diamondback Energy, Inc.	84,822	12,061,689
EOG Resources, Inc.	115,936	13,850,874
Phillips 66	163,839	16,220,061
		77,402,983
Personal Care Products 1.5%
Unilever plc, Sponsored ADR	276,700	15,365,151
Pharmaceuticals 9.2%
AstraZeneca plc, Sponsored ADR	210,136	15,386,158
Eli Lilly and Co.	45,573	18,040,528
	Shares	Value

Pharmaceuticals (continued)
Merck & Co., Inc.	203,807	$ 23,533,594
Pfizer, Inc.	674,812	26,243,439
Roche Holding AG	35,626	11,173,853
		94,377,572
Real Estate Management & Development 1.2%
CBRE Group, Inc., Class A (a)	162,299	12,441,841
Semiconductors & Semiconductor Equipment 4.2%
Analog Devices, Inc.	96,666	17,388,280
NXP Semiconductors NV	69,880	11,442,151
QUALCOMM, Inc.	126,432	14,767,258
		43,597,689
Specialized REITs 1.5%
Gaming and Leisure Properties, Inc.	304,629	15,840,708
Specialty Retail 2.2%
Home Depot, Inc. (The)	53,908	16,201,510
Victoria's Secret & Co. (a)	218,087	6,762,878
		22,964,388
Total Common Stocks (Cost $928,905,752)		1,009,600,663
Short-Term Investment 1.5%
Affiliated Investment Company 1.5%
MainStay U.S. Government Liquidity Fund, 3.98% (b)	15,243,503	15,243,503
Total Short-Term Investment (Cost $15,243,503)		15,243,503
Total Investments (Cost $944,149,255)	99.8%	1,024,844,166
Other Assets, Less Liabilities	0.2	2,274,025
Net Assets	100.0%	$ 1,027,118,191

†	Percentages indicated are based on Fund net assets.
^	Industry classifications may be different than those used for compliance monitoring purposes.
(a)	Non-income producing security.
(b)	Current yield as of April 30, 2023.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
11

Portfolio of Investments April 30, 2023†^(Unaudited) (continued)
Investments in Affiliates (in 000's)
Investments in issuers considered to be affiliate(s) of the Fund during the six-month period ended April 30, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:
Affiliated Investment Companies	Value, Beginning of Period	Purchases at Cost	Proceeds from Sales	Net Realized Gain/(Loss) on Sales	Change in Unrealized Appreciation/ (Depreciation)	Value, End of Period	Dividend Income	Other Distributions	Shares End of Period
MainStay U.S. Government Liquidity Fund	$ 41,010	$ 69,240	$ (95,006)	$ —	$ —	$ 15,244	$ 369	$ —	15,244
Abbreviation(s):
ADR—American Depositary Receipt
The following is a summary of the fair valuations according to the inputs used as of April 30, 2023, for valuing the Fund’s assets:
Description	Quoted Prices in Active Markets for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Asset Valuation Inputs
Investments in Securities (a)
Common Stocks	$ 1,009,600,663	$ —	$ —	$ 1,009,600,663
Short-Term Investment
Affiliated Investment Company	15,243,503	—	—	15,243,503
Total Investments in Securities	$ 1,024,844,166	$ —	$ —	$ 1,024,844,166

(a)	For a complete listing of investments and their industries, see the Portfolio of Investments.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
12	MainStay WMC Value Fund

Statement of Assets and Liabilities as of April 30, 2023 (Unaudited)
Assets
Investment in unaffiliated securities, at value (identified cost $928,905,752)	$1,009,600,663
Investment in affiliated investment companies, at value (identified cost $15,243,503)	15,243,503
Cash	63
Receivables:
Investment securities sold	11,982,123
Fund shares sold	1,302,864
Dividends	1,070,912
Other assets	119,152
Total assets	1,039,319,280
Liabilities
Payables:
Investment securities purchased	10,827,319
Manager (See Note 3)	540,915
Fund shares redeemed	460,880
NYLIFE Distributors (See Note 3)	136,392
Transfer agent (See Note 3)	117,811
Shareholder communication	77,138
Professional fees	33,691
Custodian	6,560
Securities lending	329
Accrued expenses	54
Total liabilities	12,201,089
Net assets	$1,027,118,191
Composition of Net Assets
Shares of beneficial interest outstanding (par value of $.01 per share) unlimited number of shares authorized	$ 374,846
Additional paid-in-capital	948,305,335
948,680,181
Total distributable earnings (loss)	78,438,010
Net assets	$1,027,118,191
Class A
Net assets applicable to outstanding shares	$523,212,545
Shares of beneficial interest outstanding	19,507,417
Net asset value per share outstanding	$ 26.82
Maximum sales charge (5.50% of offering price)	1.56
Maximum offering price per share outstanding	$ 28.38
Investor Class
Net assets applicable to outstanding shares	$ 54,616,779
Shares of beneficial interest outstanding	2,035,145
Net asset value per share outstanding	$ 26.84
Maximum sales charge (5.00% of offering price)	1.41
Maximum offering price per share outstanding	$ 28.25
Class B
Net assets applicable to outstanding shares	$ 6,319,240
Shares of beneficial interest outstanding	332,688
Net asset value and offering price per share outstanding	$ 18.99
Class C
Net assets applicable to outstanding shares	$ 15,348,168
Shares of beneficial interest outstanding	807,517
Net asset value and offering price per share outstanding	$ 19.01
Class I
Net assets applicable to outstanding shares	$159,139,723
Shares of beneficial interest outstanding	5,501,367
Net asset value and offering price per share outstanding	$ 28.93
Class R1
Net assets applicable to outstanding shares	$ 170,473
Shares of beneficial interest outstanding	6,236
Net asset value and offering price per share outstanding	$ 27.34
Class R2
Net assets applicable to outstanding shares	$ 1,046,040
Shares of beneficial interest outstanding	38,455
Net asset value and offering price per share outstanding	$ 27.20
Class R3
Net assets applicable to outstanding shares	$ 1,319,267
Shares of beneficial interest outstanding	49,088
Net asset value and offering price per share outstanding	$ 26.88
Class R6
Net assets applicable to outstanding shares	$265,945,956
Shares of beneficial interest outstanding	9,206,729
Net asset value and offering price per share outstanding	$ 28.89

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
13

Statement of Operations for the six months ended April 30, 2023 (Unaudited)
Investment Income (Loss)
Income
Dividends-unaffiliated (net of foreign tax withholding of $73,912)	$12,945,033
Dividends-affiliated	369,385
Securities lending, net	3,023
Other	12
Total income	13,317,453
Expenses
Manager (See Note 3)	3,369,895
Distribution/Service—Class A (See Note 3)	653,822
Distribution/Service—Investor Class (See Note 3)	69,154
Distribution/Service—Class B (See Note 3)	35,873
Distribution/Service—Class C (See Note 3)	73,611
Distribution/Service—Class R2 (See Note 3)	1,292
Distribution/Service—Class R3 (See Note 3)	3,787
Transfer agent (See Note 3)	401,106
Registration	95,156
Professional fees	66,993
Shareholder communication	16,990
Trustees	11,880
Custodian	8,520
Shareholder service (See Note 3)	1,360
Miscellaneous	15,429
Total expenses before waiver/reimbursement	4,824,868
Expense waiver/reimbursement from Manager (See Note 3)	(72,312)
Reimbursement from prior custodian(a)	(2,055)
Net expenses	4,750,501
Net investment income (loss)	8,566,952
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Unaffiliated investment transactions	(4,514,376)
Foreign currency transactions	1,144
Net realized gain (loss)	(4,513,232)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	6,267,766
Translation of other assets and liabilities in foreign currencies	9,794
Net change in unrealized appreciation (depreciation)	6,277,560
Net realized and unrealized gain (loss)	1,764,328
Net increase (decrease) in net assets resulting from operations	$10,331,280

(a)	Represents a refund for overbilling of custody fees.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
14	MainStay WMC Value Fund

Statements of Changes in Net Assets
for the six months ended April 30, 2023 (Unaudited) and the year ended October 31, 2022
	Six months ended April 30, 2023	Year ended October 31, 2022
Increase (Decrease) in Net Assets
Operations:
Net investment income (loss)	$ 8,566,952	$ 13,384,235
Net realized gain (loss)	(4,513,232)	43,070,782
Net change in unrealized appreciation (depreciation)	6,277,560	(83,059,547)
Net increase (decrease) in net assets resulting from operations	10,331,280	(26,604,530)
Distributions to shareholders:
Class A	(29,416,342)	(254,684,263)
Investor Class	(3,013,210)	(30,552,543)
Class B	(545,950)	(7,017,069)
Class C	(977,214)	(6,589,112)
Class I	(8,145,019)	(44,509,475)
Class R1	(9,920)	(21,242)
Class R2	(56,602)	(492,154)
Class R3	(81,173)	(528,702)
Class R6	(14,701,579)	(161,084,996)
Total distributions to shareholders	(56,947,009)	(505,479,556)
Capital share transactions:
Net proceeds from sales of shares	91,372,134	167,876,878
Net asset value of shares issued to shareholders in reinvestment of distributions	55,817,971	492,255,863
Cost of shares redeemed	(87,131,074)	(213,638,603)
Increase (decrease) in net assets derived from capital share transactions	60,059,031	446,494,138
Net increase (decrease) in net assets	13,443,302	(85,589,948)
Net Assets
Beginning of period	1,013,674,889	1,099,264,837
End of period	$1,027,118,191	$1,013,674,889
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
15

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class A		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.11	$ 55.21	$ 39.49	$ 42.24	$ 41.20	$ 43.76
Net investment income (loss) (a)	0.21	0.36	0.30	0.21	0.26	0.23
Net realized and unrealized gain (loss)	0.08	(1.68)	17.09	0.55	4.88	1.79
Total from investment operations	0.29	(1.32)	17.39	0.76	5.14	2.02
Less distributions:
From net investment income	(0.42)	(0.38)	(0.25)	(0.31)	(0.28)	(0.21)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(1.58)	(25.78)	(1.67)	(3.51)	(4.10)	(4.58)
Net asset value at end of period	$ 26.82	$ 28.11	$ 55.21	$ 39.49	$ 42.24	$ 41.20
Total investment return (b)	1.00%	(2.68)%	45.14%	1.66%	13.54%	4.88%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.58%††	1.21%	0.60%	0.55%	0.67%	0.57%
Net expenses (c)	1.03%††(d)	1.02%(d)	1.06%	1.10%(e)	1.11%	1.10%
Portfolio turnover rate	14%	37%	23%	16%	20%	15%
Net assets at end of period (in 000’s)	$ 523,213	$ 522,937	$ 547,299	$ 389,530	$ 427,040	$ 384,637

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
16	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Investor Class		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.09	$ 55.08	$ 39.40	$ 42.17	$ 41.15	$ 43.68
Net investment income (loss) (a)	0.18	0.29	0.14	0.10	0.18	0.17
Net realized and unrealized gain (loss)	0.08	(1.69)	17.09	0.53	4.86	1.78
Total from investment operations	0.26	(1.40)	17.23	0.63	5.04	1.95
Less distributions:
From net investment income	(0.35)	(0.19)	(0.13)	(0.20)	(0.20)	(0.11)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(1.51)	(25.59)	(1.55)	(3.40)	(4.02)	(4.48)
Net asset value at end of period	$ 26.84	$ 28.09	$ 55.08	$ 39.40	$ 42.17	$ 41.15
Total investment return (b)	0.84%	(2.91)%	44.73%	1.35%	13.27%	4.69%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.31%††	0.97%	0.28%	0.25%	0.46%	0.39%
Net expenses (c)	1.30%††(d)	1.26%	1.36%	1.40%(e)	1.33%	1.29%
Expenses (before waiver/reimbursement) (c)	1.30%††	1.26%(d)	1.36%	1.41%	1.38%	1.31%
Portfolio turnover rate	14%	37%	23%	16%	20%	15%
Net assets at end of period (in 000's)	$ 54,617	$ 56,061	$ 66,193	$ 69,423	$ 80,733	$ 76,844

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
17

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class B		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 20.29	$ 47.03	$ 33.97	$ 36.88	$ 36.53	$ 39.43
Net investment income (loss) (a)	0.05	0.05	(0.20)	(0.16)	(0.09)	(0.13)
Net realized and unrealized gain (loss)	0.06	(1.39)	14.68	0.45	4.26	1.60
Total from investment operations	0.11	(1.34)	14.48	0.29	4.17	1.47
Less distributions:
From net investment income	(0.25)	—	—	—	—	—
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(1.41)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Net asset value at end of period	$ 18.99	$ 20.29	$ 47.03	$ 33.97	$ 36.88	$ 36.53
Total investment return (b)	0.47%	(3.66)%	43.67%	0.57%	12.45%	3.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.57%††	0.23%	(0.47)%	(0.48)%	(0.27)%	(0.35)%
Net expenses (c)	2.05%††(d)	2.01%	2.11%	2.15%(e)	2.08%	2.04%
Expenses (before waiver/reimbursement) (c)	2.05%††	2.01%(d)	2.11%	2.16%	2.13%	2.06%
Portfolio turnover rate	14%	37%	23%	16%	20%	15%
Net assets at end of period (in 000’s)	$ 6,319	$ 8,045	$ 13,100	$ 14,212	$ 21,088	$ 26,571

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
18	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class C		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 20.30	$ 47.04	$ 33.98	$ 36.88	$ 36.53	$ 39.43
Net investment income (loss) (a)	0.05	0.05	(0.21)	(0.16)	(0.07)	(0.14)
Net realized and unrealized gain (loss)	0.07	(1.39)	14.69	0.46	4.24	1.61
Total from investment operations	0.12	(1.34)	14.48	0.30	4.17	1.47
Less distributions:
From net investment income	(0.25)	—	—	—	—	—
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(1.41)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Net asset value at end of period	$ 19.01	$ 20.30	$ 47.04	$ 33.98	$ 36.88	$ 36.53
Total investment return (b)	0.47%	(3.66)%	43.65%	0.60%	12.45%	3.91%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	0.56%††	0.22%	(0.50)%	(0.48)%	(0.22)%	(0.36)%
Net expenses (c)	2.05%††(d)	2.00%	2.11%	2.15%(e)	2.07%	2.04%
Expenses (before waiver/reimbursement) (c)	2.05%††	2.01%	2.11%	2.16%	2.12%	2.06%
Portfolio turnover rate	14%	37%	23%	16%	20%	15%
Net assets at end of period (in 000’s)	$ 15,348	$ 14,564	$ 11,119	$ 14,315	$ 22,933	$ 65,288

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
19

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class I		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 30.24	$ 57.43	$ 40.99	$ 43.71	$ 42.51	$ 45.00
Net investment income (loss) (a)	0.28	0.48	0.30	0.32	0.38	0.36
Net realized and unrealized gain (loss)	0.08	(1.76)	17.91	0.57	5.02	1.84
Total from investment operations	0.36	(1.28)	18.21	0.89	5.40	2.20
Less distributions:
From net investment income	(0.51)	(0.51)	(0.35)	(0.41)	(0.38)	(0.32)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(1.67)	(25.91)	(1.77)	(3.61)	(4.20)	(4.69)
Net asset value at end of period	$ 28.93	$ 30.24	$ 57.43	$ 40.99	$ 43.71	$ 42.51
Total investment return (b)	1.13%	(2.37)%	45.57%	1.92%	13.80%	5.17%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%††	1.51%	0.61%	0.81%	0.93%	0.83%
Net expenses (c)	0.70%††	0.70%	0.82%	0.85%(d)	0.86%	0.85%
Expenses (before waiver/reimbursement) (c)	0.78%††	0.77%	0.83%	0.85%	0.86%	0.85%
Portfolio turnover rate	14%	37%	23%	16%	20%	15%
Net assets at end of period (in 000’s)	$ 159,140	$ 137,117	$ 102,714	$ 417,329	$ 488,730	$ 484,839

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class I shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
20	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R1		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.67	$ 55.81	$ 39.90	$ 42.64	$ 41.53	$ 44.07
Net investment income (loss) (a)	0.24	0.37	0.38	0.27	0.33	0.37
Net realized and unrealized gain (loss)	0.08	(1.67)	17.27	0.56	4.91	1.73
Total from investment operations	0.32	(1.30)	17.65	0.83	5.24	2.10
Less distributions:
From net investment income	(0.49)	(0.44)	(0.32)	(0.37)	(0.31)	(0.27)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(1.65)	(25.84)	(1.74)	(3.57)	(4.13)	(4.64)
Net asset value at end of period	$ 27.34	$ 28.67	$ 55.81	$ 39.90	$ 42.64	$ 41.53
Total investment return (b)	1.05%	(2.54)%	45.37%	1.82%	13.71%	5.05%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.72%††	1.24%	0.75%	0.69%	0.83%	0.88%
Net expenses (c)	0.88%††(d)	0.87%(d)	0.91%	0.95%(e)	0.96%	0.95%
Portfolio turnover rate	14%	37%	23%	16%	20%	15%
Net assets at end of period (in 000’s)	$ 170	$ 172	$ 57	$ 38	$ 35	$ 30

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R1 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
21

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R2		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.47	$ 55.57	$ 39.74	$ 42.48	$ 41.38	$ 43.93
Net investment income (loss) (a)	0.20	0.33	0.25	0.18	0.23	0.21
Net realized and unrealized gain (loss)	0.08	(1.70)	17.21	0.55	4.89	1.78
Total from investment operations	0.28	(1.37)	17.46	0.73	5.12	1.99
Less distributions:
From net investment income	(0.39)	(0.33)	(0.21)	(0.27)	(0.20)	(0.17)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(1.55)	(25.73)	(1.63)	(3.47)	(4.02)	(4.54)
Net asset value at end of period	$ 27.20	$ 28.47	$ 55.57	$ 39.74	$ 42.48	$ 41.38
Total investment return (b)	0.95%	(2.79)%	45.01%	1.57%	13.42%	4.77%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.48%††	1.10%	0.50%	0.45%	0.59%	0.50%
Net expenses (c)	1.13%††(d)	1.12%(d)	1.16%	1.20%(e)	1.21%	1.20%
Portfolio turnover rate	14%	37%	23%	16%	20%	15%
Net assets at end of period (in 000’s)	$ 1,046	$ 1,034	$ 1,066	$ 716	$ 780	$ 881

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R2 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
22	MainStay WMC Value Fund

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,
Class R3		2022	2021	2020	2019	2018
Net asset value at beginning of period	$ 28.14	$ 55.17	$ 39.48	$ 42.24	$ 41.15	$ 43.71
Net investment income (loss) (a)	0.17	0.25	0.12	0.07	0.13	0.08
Net realized and unrealized gain (loss)	0.08	(1.69)	17.12	0.54	4.87	1.79
Total from investment operations	0.25	(1.44)	17.24	0.61	5.00	1.87
Less distributions:
From net investment income	(0.35)	(0.19)	(0.13)	(0.17)	(0.09)	(0.06)
From net realized gain on investments	(1.16)	(25.40)	(1.42)	(3.20)	(3.82)	(4.37)
Total distributions	(1.51)	(25.59)	(1.55)	(3.37)	(3.91)	(4.43)
Net asset value at end of period	$ 26.88	$ 28.14	$ 55.17	$ 39.48	$ 42.24	$ 41.15
Total investment return (b)	0.81%	(3.03)%	44.66%	1.29%	13.14%	4.51%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.26%††	0.85%	0.25%	0.19%	0.32%	0.20%
Net expenses (c)	1.38%††(d)	1.37%(d)	1.42%	1.45%(e)	1.46%	1.45%
Portfolio turnover rate	14%	37%	23%	16%	20%	15%
Net assets at end of period (in 000’s)	$ 1,319	$ 1,471	$ 1,137	$ 2,442	$ 2,314	$ 1,931

*	Unaudited.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R3 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
(d)	Expense waiver/reimbursement less than 0.01%.
(e)	Net of interest expense which is less than one-tenth of a percent.

The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
23

Financial Highlights selected per share data and ratios
	Six months ended April 30, 2023*	Year Ended October 31,	April 26, 2021^ through October 31,
Class R6		2022	2021
Net asset value at beginning of period	$ 30.20	$ 57.42	$ 53.83**
Net investment income (loss) (a)	0.28	0.49	0.65
Net realized and unrealized gain (loss)	0.08	(1.77)	2.94
Total from investment operations	0.36	(1.28)	3.59
Less distributions:
From net investment income	(0.51)	(0.54)	—
From net realized gain on investments	(1.16)	(25.40)	—
Total distributions	(1.67)	(25.94)	—
Net asset value at end of period	$ 28.89	$ 30.20	$ 57.42
Total investment return (b)	1.13%	(2.37)%	6.67%
Ratios (to average net assets)/Supplemental Data:
Net investment income (loss)	1.91%††	1.52%	1.25%††
Net expenses (c)	0.70%††	0.70%	0.72%††
Expenses (before waiver/reimbursement) (c)	0.71%††	0.71%	0.72%††
Portfolio turnover rate	14%	37%	23%
Net assets at end of period (in 000’s)	$ 265,946	$ 272,274	$ 356,580

*	Unaudited.
**	Based on the net asset value of Class I as of April 26, 2021.
^	Inception date.
††	Annualized.
(a)	Per share data based on average shares outstanding during the period.
(b)	Total investment return is calculated exclusive of sales charges and assumes the reinvestment of dividends and distributions. Class R6 shares are not subject to sales charges. For periods of less than one year, total return is not annualized.
(c)	In addition to the fees and expenses which the Fund bears directly, it also indirectly bears a pro-rata share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.
The notes to the financial statements are an integral part of, and should be read in conjunction with, the financial statements.
24	MainStay WMC Value Fund

Notes to Financial Statements (Unaudited)
Note 1-Organization and Business
The MainStay Funds (the “Trust”) was organized on January 9, 1986, as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company, and is comprised of twelve funds (collectively referred to as the "Funds"). These financial statements and notes relate to the MainStay WMC Value Fund (the "Fund"), a “diversified” fund, as that term is defined in the 1940 Act, as interpreted or modified by regulatory authorities having jurisdiction, from time to time.
The following table lists the Fund's share classes that have been registered and commenced operations:
Class	Commenced Operations
Class A	June 9, 1999
Investor Class	February 28, 2008
Class B	June 9, 1999
Class C	June 9, 1999
Class I	January 21, 1971
Class R1	January 2, 2004
Class R2	January 2, 2004
Class R3	April 28, 2006
Class R6	April 26, 2021
Class B shares of the MainStay Group of Funds are closed to all new purchases as well as additional investments by existing Class B shareholders. Existing Class B shareholders may continue to reinvest dividends and capital gains distributions, as well as exchange their Class B shares for Class B shares of other funds in the MainStay Group of Funds as permitted by the current exchange privileges. Class B shareholders continue to be subject to any applicable contingent deferred sales charge ("CDSC") at the time of redemption. All other features of the Class B shares, including but not limited to the fees and expenses applicable to Class B shares, remain unchanged. Unless redeemed, Class B shareholders will remain in Class B shares of their respective fund until the Class B shares are converted to Class A or Investor Class shares pursuant to the applicable conversion schedule.
Class A and Investor Class shares are offered at net asset value (“NAV”) per share plus an initial sales charge. No initial sales charge applies to investments of $1 million or more (and certain other qualified purchases) in Class A and Investor Class shares. A CDSC of 1.00% may be imposed on certain redemptions of Class A and Investor Class shares made within 18 months of the date of purchase on shares that were purchased without an initial sales charge. Class C shares are offered at NAV without an initial sales charge, although a 1.00% CDSC may be imposed on certain redemptions of such shares made within one year of the date of purchase of Class C shares. Class I and Class R6 shares are offered at NAV without a sales charge. Depending upon eligibility, Class C shares convert to either Class A or Investor Class shares at the end of the calendar quarter eight years after the date they were purchased. Additionally, Investor Class shares may convert automatically to Class A shares. Under certain circumstances and as may be permitted by the
Trust’s multiple class plan pursuant to Rule 18f-3 under the 1940 Act, specified share classes of the Fund may be converted to one or more other share classes of the Fund as disclosed in the capital share transactions within these Notes. The classes of shares have the same voting (except for issues that relate solely to one class), dividend, liquidation and other rights, and the same terms and conditions, except that under distribution plans pursuant to Rule 12b-1 under the 1940 Act, Class C shares are subject to higher distribution and/or service fees than Class A and Investor Class shares. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee. Class R1, Class R2 and Class R3 shares are subject to a shareholder service fee, which is in addition to fees paid under the distribution plans for Class R2 and Class R3 shares.
The Fund's investment objective is to seek long-term appreciation of capital.
Note 2–Significant Accounting Policies
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services—Investment Companies. The Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
(A) Securities Valuation.  Investments are usually valued as of the close of regular trading on the New York Stock Exchange (the "Exchange") (usually 4:00 p.m. Eastern time) on each day the Fund is open for business ("valuation date").
Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees of the Trust (the "Board") has designated New York Life Investment Management LLC (“New York Life Investments” or the "Manager") as its Valuation Designee (the "Valuation Designee"). The Valuation Designee is responsible for performing fair valuations relating to all investments in the Fund’s portfolio for which market quotations are not readily available; periodically assessing and managing material valuation risks; establishing and applying fair value methodologies; testing fair valuation methodologies; evaluating and overseeing pricing services; ensuring appropriate segregation of valuation and portfolio management functions; providing quarterly, annual and prompt reporting to the Board, as appropriate; identifying potential conflicts of interest; and maintaining appropriate records. The Valuation Designee has established a valuation committee ("Valuation Committee") to assist in carrying out the Valuation Designee’s responsibilities and establish prices of securities for which market quotations are not readily available. The Fund's and the Valuation Designee's policies and procedures ("Valuation Procedures") govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value the Fund's portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services and other third-party sources. The Valuation

25

Notes to Financial Statements (Unaudited) (continued)
Committee meets (in person, via electronic mail or via teleconference) on an ad-hoc basis to determine fair valuations and on a quarterly basis to review fair value events with respect to certain securities for which market quotations are not readily available, including valuation risks and back-testing results, and preview reports to the Board.
The Valuation Committee establishes prices of securities for which market quotations are not readily available based on such methodologies and measurements on a regular basis after considering information that is reasonably available and deemed relevant by the Valuation Committee. The Board shall oversee the Valuation Designee and review fair valuation materials on a prompt, quarterly and annual basis and approve proposed revisions to the Valuation Procedures.
Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to the Valuation Procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. "Fair value" is defined as the price the Fund would reasonably expect to receive upon selling an asset or liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the asset or liability. Fair value measurements are determined within a framework that establishes a three-tier hierarchy that maximizes the use of observable market data and minimizes the use of unobservable inputs to establish a classification of fair value measurements for disclosure purposes. "Inputs" refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, such as the risk inherent in a particular valuation technique used to measure fair value using a pricing model and/or the risk inherent in the inputs for the valuation technique. Inputs may be observable or unobservable. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions market participants would use in pricing the asset or liability based on the information available. The inputs or methodology used for valuing assets or liabilities may not be an indication of the risks associated with investing in those assets or liabilities. The three-tier hierarchy of inputs is summarized below.
•	Level 1—quoted prices (unadjusted) in active markets for an identical asset or liability
•	Level 2—other significant observable inputs (including quoted prices for a similar asset or liability in active markets, interest rates and yield curves, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund's own assumptions about the assumptions that market participants would use in measuring fair value of an asset or liability)
The level of an asset or liability within the fair value hierarchy is based on the lowest level of an input, both individually and in the aggregate, that is significant to the fair value measurement. The aggregate value by input level of the Fund’s assets and liabilities as of April 30, 2023, is included at the end of the Portfolio of Investments.
The Fund may use third-party vendor evaluations, whose prices may be derived from one or more of the following standard inputs, among others:
• Broker/dealer quotes	• Benchmark securities
• Two-sided markets	• Reference data (corporate actions or material event notices)
• Bids/offers	• Monthly payment information
• Industry and economic events	• Reported trades
An asset or liability for which a market quotation is not readily available is valued by methods deemed reasonable in good faith by the Valuation Committee, following the Valuation Procedures to represent fair value. Under these procedures, the Valuation Designee generally uses a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values and other relevant information. The Valuation Designee may also use an income-based valuation approach in which the anticipated future cash flows of the asset or liability are discounted to calculate fair value. Discounts may also be applied due to the nature and/or duration of any restrictions on the disposition of the asset or liability. Fair value represents a good faith approximation of the value of a security. Fair value determinations involve the consideration of a number of subjective factors, an analysis of applicable facts and circumstances and the exercise of judgment. As a result, it is possible that the fair value for a security determined in good faith in accordance with the Valuation Procedures may differ from valuations for the same security determined for other funds using their own valuation procedures. Although the Valuation Procedures are designed to value a security at the price the Fund may reasonably expect to receive upon the security's sale in an orderly transaction, there can be no assurance that any fair value determination thereunder would, in fact, approximate the amount that the Fund would actually realize upon the sale of the security or the price at which the security would trade if a reliable market price were readily available. During the six-month period ended April 30, 2023, there were no material changes to the fair value methodologies.
Securities which may be valued in this manner include, but are not limited to: (i) a security for which trading has been halted or suspended or otherwise does not have a readily available market quotation on a given day; (ii) a debt security that has recently gone into default and for which there is not a current market quotation; (iii) a security of an issuer that has entered into a restructuring; (iv) a security that has been delisted from a national exchange; (v) a security subject to trading collars for which no or limited trading takes place; and (vi) a security whose principal market has been temporarily closed at a time when, under normal conditions, it would be open. Securities valued in this manner are generally categorized as Level 2 or 3 in the hierarchy.
Equity securities are valued at the last quoted sales prices as of the close of regular trading on the relevant exchange on each valuation date. Securities that are not traded on the valuation date are valued at the

26	MainStay WMC Value Fund

mean of the last quoted bid and ask prices. Prices are normally taken from the principal market in which each security trades. These securities are generally categorized as Level 1 in the hierarchy.
Investments in mutual funds, including money market funds, are valued at their respective NAVs at the close of business each day on the valuation date. These securities are generally categorized as Level 1 in the hierarchy.
Temporary cash investments acquired in excess of 60 days to maturity at the time of purchase are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities and ratings), both as furnished by independent pricing services. Temporary cash investments that mature in 60 days or less at the time of purchase ("Short-Term Investments") are valued using the amortized cost method of valuation, unless the use of such method would be inappropriate. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between such cost and the value on maturity date. Amortized cost approximates the current fair value of a security. Securities valued using the amortized cost method are not valued using quoted prices in an active market and are generally categorized as Level 2 in the hierarchy.
The information above is not intended to reflect an exhaustive list of the methodologies that may be used to value portfolio investments. The Valuation Procedures permit the use of a variety of valuation methodologies in connection with valuing portfolio investments. The methodology used for a specific type of investment may vary based on the market data available or other considerations. The methodologies summarized above may not represent the specific means by which portfolio investments are valued on any particular business day.
(B) Income Taxes.  The Fund's policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of its taxable income to the shareholders of the Fund within the allowable time limits.
The Manager evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is permitted only to the extent the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Manager analyzed the Fund's tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years) and has concluded that no provisions for federal, state and local income tax are required in the Fund's financial statements. The Fund's federal, state and local income tax and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
(C) Dividends and Distributions to Shareholders. Dividends and distributions are recorded on the ex-dividend date. The Fund intends to declare and pay dividends from net investment income and distributions from net realized capital and currency gains, if any, at least annually. Unless a shareholder elects otherwise, all dividends and distributions are reinvested at NAV in the same class of shares of the Fund. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations and may differ from determinations using GAAP.
(D) Security Transactions and Investment Income.  The Fund records security transactions on the trade date. Realized gains and losses on security transactions are determined using the identified cost method. Dividend income is recognized on the ex-dividend date, net of any foreign tax withheld at the source, and interest income is accrued as earned using the effective interest rate method. Distributions received from real estate investment trusts may be classified as dividends, capital gains and/or return of capital.
Investment income and realized and unrealized gains and losses on investments of the Fund are allocated pro rata to the separate classes of shares based upon their relative net assets on the date the income is earned or realized and unrealized gains and losses are incurred.
(E) Expenses.  Expenses of the Trust are allocated to the individual Funds in proportion to the net assets of the respective Funds when the expenses are incurred, except where direct allocations of expenses can be made. Expenses (other than transfer agent expenses and fees incurred under the shareholder services plans and/or the distribution plans further discussed in Note 3(B)) are allocated to separate classes of shares pro rata based upon their relative net assets on the date the expenses are incurred. The expenses borne by the Fund, including those of related parties to the Fund, are shown in the Statement of Operations.
Additionally, the Fund may invest in mutual funds, which are subject to management fees and other fees that may cause the costs of investing in mutual funds to be greater than the costs of owning the underlying securities directly. These indirect expenses of mutual funds are not included in the amounts shown as expenses in the Statement of Operations or in the expense ratios included in the Financial Highlights.
(F) Use of Estimates.  In preparing financial statements in conformity with GAAP, the Manager makes estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates and assumptions.
(G) Foreign Currency Transactions. The Fund's books and records are maintained in U.S. dollars. Prices of securities denominated in foreign currency amounts are translated into U.S. dollars at the mean between the buying and selling rates last quoted by any major U.S. bank at the following dates:
(i) market value of investment securities, other assets and liabilities— at the valuation date; and
(ii) purchases and sales of investment securities, income and expenses—at the date of such transactions.
27

Notes to Financial Statements (Unaudited) (continued)
The assets and liabilities that are denominated in foreign currency amounts are presented at the exchange rates and market values at the close of the period. The realized and unrealized changes in net assets arising from fluctuations in exchange rates and market prices of securities are not separately presented.
Net realized gain (loss) on foreign currency transactions represents net currency gains or losses realized as a result of differences between the amounts of securities sale proceeds or purchase cost, dividends, interest and withholding taxes as recorded on the Fund's books, and the U.S. dollar equivalent amount actually received or paid. Net currency gains or losses from valuing such foreign currency denominated assets and liabilities, other than investments at valuation date exchange rates, are reflected in unrealized foreign exchange gains or losses.
(H) Securities Lending. In order to realize additional income, the Fund may engage in securities lending, subject to the limitations set forth in the 1940 Act and relevant guidance by the staff of the Securities and Exchange Commission (“SEC”). If the Fund engages in securities lending, the Fund will lend through its custodian, JPMorgan Chase Bank, N.A., ("JPMorgan"), acting as securities lending agent on behalf of the Fund. Under the current arrangement, JPMorgan will manage the Fund's collateral in accordance with the securities lending agency agreement between the Fund and JPMorgan, and indemnify the Fund against counterparty risk. The loans will be collateralized by cash (which may be invested in a money market fund) and/or non-cash collateral (which may include U.S. Treasury securities and/or U.S. government agency securities issued or guaranteed by the United States government or its agencies or instrumentalities) at least equal at all times to the market value of the securities loaned. Non-cash collateral held at year end is segregated and cannot be transferred by the Fund. The Fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned. The Fund may also record a realized gain or loss on securities deemed sold due to a borrower’s inability to return securities on loan. The Fund bears the risk of any loss on investment of cash collateral. The Fund will receive compensation for lending its securities in the form of fees or it will retain a portion of interest earned on the investment of any cash collateral. The Fund will also continue to receive interest and dividends on the securities loaned and any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the Fund. Income earned from securities lending activities, if any, is reflected in the Statement of Operations. As of April 30, 2023, the Fund did not have any portfolio securities on loan.
(I) Indemnifications.  Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts with third-party service providers that contain a variety of representations and warranties and that may provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. The Manager believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Fund.
Note 3–Fees and Related Party Transactions
(A) Manager and Subadvisor.  New York Life Investments, a registered investment adviser and an indirect, wholly-owned subsidiary of New York Life Insurance Company ("New York Life"), serves as the Fund's Manager, pursuant to an Amended and Restated Management Agreement ("Management Agreement"). The Manager provides offices, conducts clerical, recordkeeping and bookkeeping services and keeps most of the financial and accounting records required to be maintained by the Fund. Except for the portion of salaries and expenses that are the responsibility of the Fund, the Manager pays the salaries and expenses of all personnel affiliated with the Fund and certain operational expenses of the Fund. The Fund reimburses New York Life Investments in an amount equal to the portion of the compensation of the Chief Compliance Officer attributable to the Fund. Wellington Management Company LLP ("Wellington" or the "Subadvisor"), a registered investment adviser, serves as the Subadvisor to the Fund and is responsible for the day-to-day portfolio management of the Fund. Pursuant to the terms of a Subadvisory Agreement ("Subadvisory Agreement") between New York Life Investments and Wellington, New York Life Investments pays for the services of the Subadvisor.
Under the Management Agreement, the Fund pays the Manager a monthly fee for the services performed and the facilities furnished at an annual rate of the Fund’s average daily net assets as follows: 0.66% on assets up to $1 billion; 0.64% on assets from $1 billion to $3 billion; and 0.62% on assets over $3 billion. During the six-month period ended April 30, 2023, the effective management fee rate was 0.66% of the Fund’s average daily net assets, exclusive of any applicable waivers/reimbursements.
New York Life Investments has contractually agreed to waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class I shares do not exceed 0.70% of its average daily net assets. In addition, New York Life Investments will waive fees and/or reimburse expenses so that Total Annual Fund Operating Expenses (excluding taxes, interest, litigation, extraordinary expenses, brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, and acquired (underlying) fund fees and expenses) for Class R6 do not exceed those of Class I. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board.
During the six-month period ended April 30, 2023, New York Life Investments earned fees from the Fund in the amount of $3,369,895 and

28	MainStay WMC Value Fund

waived fees and/or reimbursed expenses in the amount of $72,312 and paid the Subadvisor fees in the amount of $1,371,640.
JPMorgan provides sub-administration and sub-accounting services to the Fund pursuant to an agreement with New York Life Investments. These services include calculating the daily NAVs of the Fund, maintaining the general ledger and sub-ledger accounts for the calculation of the Fund's NAVs, and assisting New York Life Investments in conducting various aspects of the Fund's administrative operations. For providing these services to the Fund, JPMorgan is compensated by New York Life Investments.
Pursuant to an agreement between the Trust and New York Life Investments, New York Life Investments is responsible for providing or procuring certain regulatory reporting services for the Fund. The Fund will reimburse New York Life Investments for the actual costs incurred by New York Life Investments in connection with providing or procuring these services for the Fund.
(B) Distribution and Service Fees.  The Trust, on behalf of the Fund, has entered into a distribution agreement with NYLIFE Distributors LLC (the “Distributor”), an affiliate of New York Life Investments. The Fund has adopted distribution plans (the “Plans”) in accordance with the provisions of Rule 12b-1 under the 1940 Act.
Pursuant to the Class A, Investor Class and Class R2 Plans, the Distributor receives a monthly fee from the Class A, Investor Class and Class R2 shares at an annual rate of 0.25% of the average daily net assets of the Class A, Investor Class and Class R2 shares for distribution and/or service activities as designated by the Distributor. Pursuant to the Class B and Class C Plans, Class B and Class C shares pay the Distributor a monthly distribution fee at an annual rate of 0.75% of the average daily net assets of the Class B and Class C shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class B and Class C shares, for a total 12b-1 fee of 1.00%. Pursuant to the Class R3 Plan, Class R3 shares pay the Distributor a monthly distribution fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, along with a service fee at an annual rate of 0.25% of the average daily net assets of the Class R3 shares, for a total 12b-1 fee of 0.50%. Class I, Class R1 and Class R6 shares are not subject to a distribution and/or service fee.
The Plans provide that the distribution and service fees are payable to the Distributor regardless of the amounts actually expended by the Distributor for distribution of the Fund's shares and service activities.
In accordance with the Shareholder Services Plans for the Class R1, Class R2 and Class R3 shares, the Manager has agreed to provide, through its affiliates or independent third parties, various shareholder and administrative support services to shareholders of the Class R1, Class R2 and Class R3 shares. For its services, the Manager, its affiliates or independent third-party service providers are entitled to a shareholder service fee accrued daily and paid monthly at an annual rate of 0.10% of the average daily net assets of the Class R1, Class R2 and Class R3 shares. This is in addition to any fees paid under the Class R2 and Class R3 Plans.
During the six-month period ended April 30, 2023, shareholder service fees incurred by the Fund were as follows:

Class R1	$ 86
Class R2	517
Class R3	757
(C) Sales Charges.  The Fund was advised by the Distributor that the amount of initial sales charges retained on sales of Class A and Investor Class shares during the six-month period ended April 30, 2023, were $39,826 and $3,179, respectively.
The Fund was also advised that the Distributor retained CDSCs on redemptions of Class A, Class B and Class C shares during the six-month period ended April 30, 2023, of $2,439, $19 and $960, respectively.
(D) Transfer, Dividend Disbursing and Shareholder Servicing Agent.  NYLIM Service Company LLC, an affiliate of New York Life Investments, is the Fund's transfer, dividend disbursing and shareholder servicing agent pursuant to an agreement between NYLIM Service Company LLC and the Trust. NYLIM Service Company LLC has entered into an agreement with SS&C Global Investor & Distribution Solutions, Inc. ("SS&C"), pursuant to which SS&C performs certain transfer agent services on behalf of NYLIM Service Company LLC. New York Life Investments has contractually agreed to limit the transfer agency expenses charged to the Fund’s share classes to a maximum of 0.35% of that share class’s average daily net assets on an annual basis after deducting any applicable Fund or class-level expense reimbursement or small account fees. This agreement will remain in effect until February 28, 2024, and shall renew automatically for one-year terms unless New York Life Investments provides written notice of termination prior to the start of the next term or upon approval of the Board. During the six-month period ended April 30, 2023, transfer agent expenses incurred by the Fund and any reimbursements, pursuant to the aforementioned Transfer Agency expense limitation agreement, were as follows:
Class	Expense	Waived
Class A	$200,177	$ —
Investor Class	97,226	(688)
Class B	12,627	(99)
Class C	25,852	(169)
Class I	58,880	—
Class R1	66	—
Class R2	395	—
Class R3	578	—
Class R6	5,305	—
(E) Small Account Fee.  Shareholders with small accounts adversely impact the cost of providing transfer agency services. In an effort to reduce total transfer agency expenses, the Fund has implemented a small
29

Notes to Financial Statements (Unaudited) (continued)
account fee on certain types of accounts. As described in the Fund's prospectus, certain shareholders with an account balance of less than $1,000 ($5,000 for Class A share accounts) are charged an annual per account fee of $20 (assessed semi-annually), the proceeds from which offset transfer agent fees as reflected in the Statement of Operations. This small account fee will not apply to certain types of accounts as described further in the Fund’s prospectus.
(F) Capital. As of April 30, 2023, New York Life and its affiliates beneficially held shares of the Fund with the values and percentages of net assets as follows:
Class R6	$26,331	0.0%‡

‡	Less than one-tenth of a percent.
Note 4-Federal Income Tax
As of April 30, 2023, the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
	Federal Tax Cost	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)
Investments in Securities	$947,160,488	$131,881,281	$(54,197,603)	$77,683,678
During the year ended October 31, 2022, the tax character of distributions paid as reflected in the Statements of Changes in Net Assets was as follows:
2022
Distributions paid from:
Ordinary Income	$ 44,602,455
Long-Term Capital Gains	460,877,101
Total	$505,479,556
Note 5–Custodian
JPMorgan is the custodian of cash and securities held by the Fund. Custodial fees are charged to the Fund based on the Fund's net assets and/or the market value of securities held by the Fund and the number of certain transactions incurred by the Fund.
Note 6–Line of Credit
The Fund and certain other funds managed by New York Life Investments maintain a line of credit with a syndicate of banks in order to secure a source of funds for temporary purposes to meet unanticipated or excessive redemption requests.
Effective July 26, 2022, under the credit agreement (the “Credit Agreement”), the aggregate commitment amount is $600,000,000 with an additional uncommitted amount of $100,000,000. The commitment fee is an annual rate of 0.15% of the average commitment amount payable quarterly, regardless of usage, to JPMorgan, who serves as the agent to the syndicate. The commitment fee is allocated among the Fund and certain other funds managed by New York Life Investments based upon their respective net assets and other factors. Interest on any revolving credit loan is charged based upon the Federal Funds Rate, Daily Simple Secured Overnight Financing Rate ("SOFR") + 0.10%, or the Overnight Bank Funding Rate, whichever is higher. The Credit Agreement expires on July 25, 2023, although the Fund, certain other funds managed by New York Life Investments and the syndicate of banks may renew the Credit Agreement for an additional year on the same or different terms or enter into a credit agreement with a different syndicate of banks. Prior to July 26, 2022, the aggregate commitment amount and the commitment fee were the same as those under the current Credit Agreement. During the six-month period ended April 30, 2023, there were no borrowings made or outstanding with respect to the Fund under the Credit Agreement.
Note 7–Interfund Lending Program
Pursuant to an exemptive order issued by the SEC, the Fund, along with certain other funds managed by New York Life Investments, may participate in an interfund lending program. The interfund lending program provides an alternative credit facility that permits the Fund and certain other funds managed by New York Life Investments to lend or borrow money for temporary purposes directly to or from one another, subject to the conditions of the exemptive order. During the six-month period ended April 30, 2023, there were no interfund loans made or outstanding with respect to the Fund.
Note 8–Purchases and Sales of Securities (in 000’s)
During the six-month period ended April 30, 2023, purchases and sales of securities, other than short-term securities, were $165,551 and $137,719, respectively.
The Fund may purchase securities from or sell securities to other portfolios managed by the Subadvisor. These interportfolio transactions are primarily used for cash management purposes and are made pursuant to Rule 17a-7 under the 1940 Act. The Rule 17a-7 transactions during the six-month period ended April 30, 2023, were as follows:
Sales (000's)	Realized Gain / (Loss) (000's)
$1,455	$194

30	MainStay WMC Value Fund

Note 9–Capital Share Transactions
Transactions in capital shares for the six-month period ended April 30, 2023 and the year ended October 31, 2022, were as follows:
Class A	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,103,619	$ 29,969,756
Shares issued to shareholders in reinvestment of distributions	1,052,369	28,540,315
Shares redeemed	(1,332,653)	(36,191,174)
Net increase (decrease) in shares outstanding before conversion	823,335	22,318,897
Shares converted into Class A (See Note 1)	89,323	2,368,977
Shares converted from Class A (See Note 1)	(9,163)	(253,237)
Net increase (decrease)	903,495	$ 24,434,637
Year ended October 31, 2022:
Shares sold	2,574,874	$ 75,162,709
Shares issued to shareholders in reinvestment of distributions	8,653,260	244,714,188
Shares redeemed	(2,898,457)	(85,207,197)
Net increase (decrease) in shares outstanding before conversion	8,329,677	234,669,700
Shares converted into Class A (See Note 1)	365,434	10,680,993
Shares converted from Class A (See Note 1)	(3,901)	(117,088)
Net increase (decrease)	8,691,210	$245,233,605

Investor Class	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	34,729	$ 940,599
Shares issued to shareholders in reinvestment of distributions	110,738	3,007,651
Shares redeemed	(83,532)	(2,274,869)
Net increase (decrease) in shares outstanding before conversion	61,935	1,673,381
Shares converted into Investor Class (See Note 1)	17,910	505,690
Shares converted from Investor Class (See Note 1)	(40,485)	(1,075,475)
Net increase (decrease)	39,360	$ 1,103,596
Year ended October 31, 2022:
Shares sold	99,246	$ 2,910,829
Shares issued to shareholders in reinvestment of distributions	1,076,017	30,472,806
Shares redeemed	(160,132)	(4,790,100)
Net increase (decrease) in shares outstanding before conversion	1,015,131	28,593,535
Shares converted into Investor Class (See Note 1)	38,738	1,108,283
Shares converted from Investor Class (See Note 1)	(259,839)	(7,693,164)
Net increase (decrease)	794,030	$ 22,008,654

Class B	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,093	$ 21,497
Shares issued to shareholders in reinvestment of distributions	28,265	544,951
Shares redeemed	(18,967)	(363,327)
Net increase (decrease) in shares outstanding before conversion	10,391	203,121
Shares converted from Class B (See Note 1)	(74,181)	(1,420,914)
Net increase (decrease)	(63,790)	$ (1,217,793)
Year ended October 31, 2022:
Shares sold	13,232	$ 270,904
Shares issued to shareholders in reinvestment of distributions	340,527	7,014,860
Shares redeemed	(71,258)	(1,533,977)
Net increase (decrease) in shares outstanding before conversion	282,501	5,751,787
Shares converted from Class B (See Note 1)	(164,591)	(3,396,152)
Net increase (decrease)	117,910	$ 2,355,635

Class C	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	185,204	$ 3,578,283
Shares issued to shareholders in reinvestment of distributions	50,505	974,235
Shares redeemed	(125,553)	(2,455,219)
Net increase (decrease) in shares outstanding before conversion	110,156	2,097,299
Shares converted from Class C (See Note 1)	(19,976)	(385,823)
Net increase (decrease)	90,180	$ 1,711,476
Year ended October 31, 2022:
Shares sold	430,915	$ 9,751,926
Shares issued to shareholders in reinvestment of distributions	317,250	6,538,534
Shares redeemed	(233,253)	(4,957,547)
Net increase (decrease) in shares outstanding before conversion	514,912	11,332,913
Shares converted from Class C (See Note 1)	(33,962)	(698,007)
Net increase (decrease)	480,950	$ 10,634,906

31

Notes to Financial Statements (Unaudited) (continued)
Class I	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	1,774,949	$ 52,396,595
Shares issued to shareholders in reinvestment of distributions	270,746	7,908,495
Shares redeemed	(1,087,950)	(31,608,414)
Net increase (decrease) in shares outstanding before conversion	957,745	28,696,676
Shares converted into Class I (See Note 1)	8,756	260,782
Net increase (decrease)	966,501	$ 28,957,458
Year ended October 31, 2022:
Shares sold	2,456,778	$ 75,283,479
Shares issued to shareholders in reinvestment of distributions	1,366,048	41,432,227
Shares redeemed	(1,080,081)	(35,831,216)
Net increase (decrease) in shares outstanding before conversion	2,742,745	80,884,490
Shares converted into Class I (See Note 1)	3,574	115,135
Net increase (decrease)	2,746,319	$ 80,999,625

Class R1	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	50	$ 1,369
Shares issued to shareholders in reinvestment of distributions	359	9,920
Shares redeemed	(184)	(5,096)
Net increase (decrease)	225	$ 6,193
Year ended October 31, 2022:
Shares sold	4,530	$ 124,674
Shares issued to shareholders in reinvestment of distributions	738	21,242
Shares redeemed	(272)	(13,072)
Net increase (decrease)	4,996	$ 132,844

Class R2	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	801	$ 21,994
Shares issued to shareholders in reinvestment of distributions	1,922	52,887
Shares redeemed	(596)	(16,295)
Net increase (decrease)	2,127	$ 58,586
Year ended October 31, 2022:
Shares sold	3,099	$ 92,709
Shares issued to shareholders in reinvestment of distributions	15,637	448,308
Shares redeemed	(1,597)	(49,958)
Net increase (decrease)	17,139	$ 491,059

Class R3	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	10,694	$ 286,697
Shares issued to shareholders in reinvestment of distributions	2,864	77,938
Shares redeemed	(16,748)	(436,441)
Net increase (decrease)	(3,190)	$ (71,806)
Year ended October 31, 2022:
Shares sold	14,878	$ 418,071
Shares issued to shareholders in reinvestment of distributions	18,616	528,702
Shares redeemed	(1,823)	(50,952)
Net increase (decrease)	31,671	$ 895,821

Class R6	Shares	Amount
Six-month period ended April 30, 2023:
Shares sold	144,242	$ 4,155,344
Shares issued to shareholders in reinvestment of distributions	503,997	14,701,579
Shares redeemed	(458,429)	(13,780,239)
Net increase (decrease)	189,810	$ 5,076,684
Year ended October 31, 2022:
Shares sold	125,655	$ 3,861,577
Shares issued to shareholders in reinvestment of distributions	5,318,092	161,084,996
Shares redeemed	(2,637,087)	(81,204,584)
Net increase (decrease)	2,806,660	$ 83,741,989
Note 10–Other Matters
As of the date of this report, interest rates in the United States and many parts of the world, including certain European countries, continue to ascend from historically low levels. Thus, the Fund currently faces a heightened level of risk associated with rising interest rates. This could be driven by a variety of factors, including but not limited to central bank monetary policies, changing inflation or real growth rates, general economic conditions, increasing bond issuances or reduced market demand for low yielding investments.
Social, political, economic and other conditions and events, such as war, natural disasters, health emergencies (e.g., epidemics and pandemics), terrorism, conflicts, social unrest, recessions, inflation, rapid interest rate changes and supply chain disruptions, may occur and could significantly impact the Fund, issuers, industries, governments and other systems, including the financial markets. Developments that disrupt global economies and financial markets, such as COVID-19, the conflict in Ukraine, and the failures of certain U.S. and non-U.S. banks, may magnify factors that affect the Fund's performance.
Note 11–Subsequent Events
In connection with the preparation of the financial statements of the Fund as of and for the six-month period ended April 30, 2023, events and transactions subsequent to April 30, 2023, through the date the financial

32	MainStay WMC Value Fund

statements were issued have been evaluated by the Manager for possible adjustment and/or disclosure. No subsequent events requiring financial statement adjustment or disclosure have been identified.
33

Board Consideration and Approval of Management Agreement  (Unaudited)
The continuation of the Management Agreement with respect to the MainStay WMC Value Fund (“Fund”) and New York Life Investment Management LLC (“New York Life Investments”) and the Subadvisory Agreement between New York Life Investments and Wellington Management Company LLP (“WMC”) with respect to the Fund (together, “Advisory Agreements”) is subject to annual review and approval by the Board of Trustees of The MainStay Funds (“Board” of the “Trust”) in accordance with Section 15 of the Investment Company Act of 1940, as amended (“1940 Act”).  At its December 6–7, 2022 meeting, the Board, which is comprised solely of Trustees who are not an “interested person” (as such term is defined in the 1940 Act) of the Trust (“Independent Trustees”), unanimously approved the continuation of each of the Advisory Agreements for a one-year period.
In reaching the decision to approve the continuation of each of the Advisory Agreements, the Board considered information and materials furnished by New York Life Investments and WMC in connection with an annual contract review process undertaken by the Board that took place at meetings of the Board and its Contracts Committee during October 2022 through December 2022, including information and materials furnished by New York Life Investments and WMC in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees, which encompassed a variety of topics, including those summarized below.  Information and materials requested by and furnished to the Board for consideration in connection with the contract review process included, among other items, reports on the Fund and “peer funds” prepared by Institutional Shareholder Services Inc. (“ISS”), an independent third-party service provider engaged by the Board to report objectively on the Fund’s investment performance, management fee and total expenses.  The Board also considered information on the fees charged to other investment advisory clients of New York Life Investments and/or WMC that follow investment strategies similar to those of the Fund, if any, and, when applicable, the rationale for any differences in the Fund’s management and subadvisory fees and the fees charged to those other investment advisory clients.  In addition, the Board considered information regarding the legal standards and fiduciary obligations applicable to its consideration of the continuation of each of the Advisory Agreements.  The contract review process, including the structure and format for information and materials provided to the Board, has been developed in consultation with the Board.  The Independent Trustees also met in executive sessions with their independent legal counsel and, for portions thereof, with senior management of New York Life Investments.
The Board’s deliberations with respect to the continuation of each of the Advisory Agreements reflect a year-long process, and the Board also took into account information furnished to the Board and its Committees throughout the year, as deemed relevant and appropriate by the Trustees, including, among other items, reports on investment performance of the Fund and investment-related matters for the Fund as well as presentations from New York Life Investments and, generally annually, WMC personnel.  In addition, the Board took into account other information provided by New York Life Investments throughout the year, including, among other items, periodic reports on legal and compliance matters, risk management, portfolio turnover, brokerage commissions and non-advisory services provided to the Fund by New York Life Investments, as deemed relevant and appropriate by the Trustees.
In addition to information provided to the Board throughout the year, the Board received information in connection with its June 2022 meeting provided specifically in response to requests prepared on behalf of the Board, and in consultation with the Board, by independent legal counsel to the Independent Trustees regarding the Fund’s distribution arrangements.  In addition, the Board received information regarding the Fund’s asset levels, share purchase and redemption activity and the payment of Rule 12b-1 and/or certain other fees by the applicable share classes of the Fund, among other information.
In considering the continuation of each of the Advisory Agreements, the Trustees reviewed and evaluated the information and factors they believed to reasonably be necessary and appropriate in light of legal advice furnished to them by independent legal counsel to the Independent Trustees and through the exercise of their own business judgment.  Although individual Trustees may have weighed certain factors or information differently and the Board did not consider any single factor or information controlling in reaching its decision, the factors that figured prominently in the Board’s consideration of the continuation of each of the Advisory Agreements are summarized in more detail below and include, among other factors: (i) the nature, extent and quality of the services provided to the Fund by New York Life Investments and WMC; (ii) the qualifications of the portfolio manager of the Fund and the historical investment performance of the Fund, New York Life Investments and WMC; (iii) the costs of the services provided, and profits realized, by New York Life Investments and WMC with respect to their relationships with the Fund; (iv) the extent to which economies of scale have been realized or may be realized if the Fund grows and the extent to which any economies of scale have been shared, have benefited or may benefit the Fund’s shareholders; and (v) the reasonableness of the Fund’s management and subadvisory fees and total ordinary operating expenses.  Although the Board recognized that comparisons between the Fund’s fees and expenses and those of other funds are imprecise given different terms of agreements, variations in fund strategies and other factors, the Board considered the reasonableness of the Fund’s management fee and total ordinary operating expenses as compared to the peer funds identified by ISS.  Throughout their considerations, the Trustees acknowledged the commitment of New York Life Investments and its affiliates to serve the MainStay Group of Funds, as well as their capacity, experience, resources, financial stability and reputations.  The Trustees also acknowledged the entrepreneurial and other risks assumed by New York Life Investments in sponsoring and managing the Fund. With respect to the Subadvisory Agreement, the Board took into account New York Life Investments’ recommendation to approve the continuation of the Subadvisory Agreement.
The Trustees noted that, throughout the year, the Trustees are afforded an opportunity to ask questions of, and request additional information or materials from, New York Life Investments and WMC.  The Board’s

34	MainStay WMC Value Fund

decision with respect to each of the Advisory Agreements may have also been based, in part, on the Board’s knowledge of New York Life Investments and WMC resulting from, among other things, the Board’s consideration of each of the Advisory Agreements in prior years, the advisory agreements for other funds in the MainStay Group of Funds, the Board’s review throughout the year of the performance and operations of other funds in the MainStay Group of Funds and each Trustee’s business judgment and industry experience.  In addition to considering the above-referenced factors, the Board observed that in the marketplace there are a range of investment options available to investors and that the Fund’s shareholders, having had the opportunity to consider other investment options, have chosen to invest in the Fund.
The factors that figured prominently in the Board’s decision to approve the continuation of each of the Advisory Agreements during its December 6–7, 2022 meeting are summarized in more detail below.
Nature, Extent and Quality of Services Provided by New York Life Investments and WMC
The Board examined the nature, extent and quality of the services that New York Life Investments provides to the Fund.  The Board evaluated New York Life Investments’ experience and capabilities in serving as manager of the Fund and considered that the Fund operates in a “manager-of-managers” structure.  The Board also considered New York Life Investments’ responsibilities and services provided pursuant to this structure, including overseeing the services provided by WMC, evaluating the performance of WMC, making recommendations to the Board as to whether the Subadvisory Agreement should be renewed, modified or terminated and periodically reporting to the Board regarding the results of New York Life Investments’ evaluation and monitoring functions. The Board noted that New York Life Investments manages other mutual funds, serves a variety of other investment advisory clients, including other pooled investment vehicles, and has experience overseeing mutual fund service providers, including subadvisors.  The Board considered the experience of senior personnel at New York Life Investments providing management and administrative and other non-advisory services to the Fund.  The Board observed that New York Life Investments devotes significant resources and time to providing management and administrative and other non-advisory services to the Fund, including New York Life Investments’ oversight and due diligence reviews of WMC and ongoing analysis of, and interactions with, WMC with respect to, among other things, the Fund’s investment performance and risks as well as WMC’s investment capabilities and subadvisory services with respect to the Fund.
The Board also considered the range of services that New York Life Investments provides to the Fund under the terms of the Management Agreement, including: (i) fund accounting and ongoing supervisory services provided by New York Life Investments’ Fund Administration and Accounting Group; (ii) investment supervisory and analytical services provided by New York Life Investments’ Investment Consulting Group; (iii) compliance services provided by the Trust’s Chief Compliance Officer as well as New York Life Investments’ compliance department, including supervision and implementation of the Fund’s compliance program; (iv) legal services provided by New York Life Investments’ Office of the General Counsel; and (v) risk management monitoring and analysis by compliance and investment personnel.  In addition, the Board considered New York Life Investments’ willingness to invest in personnel and other resources, such as cyber security, information security and business continuity planning, designed to benefit the Fund and noted that New York Life Investments is responsible for compensating the Trust’s officers, except for a portion of the salary of the Trust’s Chief Compliance Officer.  The Board recognized that New York Life Investments provides certain other non-advisory services to the Fund and has provided an increasingly broad array of non-advisory services to the MainStay Group of Funds as a result of regulatory and other developments, including in connection with the implementation of the MainStay Group of Funds’ derivatives risk management program and policies and procedures adopted pursuant to Rule 18f-4 under the 1940 Act.  The Board considered benefits to the Fund’s shareholders from the Fund being part of the MainStay Group of Funds, including the ability to exchange investments between the same class of shares of funds in the MainStay Group of Funds, including without the imposition of a sales charge (if any).
The Board also examined the range, and the nature, extent and quality, of the investment advisory services that WMC provides to the Fund and considered the terms of each of the Advisory Agreements.  The Board evaluated WMC’s experience and performance in serving as subadvisor to the Fund and advising other portfolios and WMC’s track record and experience in providing investment advisory services as well as the experience of investment advisory, senior management and administrative personnel at WMC. The Board considered New York Life Investments’ and WMC’s overall resources, legal and compliance environment, capabilities, reputation, financial condition and history.  In addition to information provided in connection with quarterly meetings with the Trust’s Chief Compliance Officer, the Board considered information regarding the compliance policies and procedures of New York Life Investments and WMC and acknowledged their commitment to further developing and strengthening compliance programs relating to the Fund.  The Board also considered WMC’s ability to recruit and retain qualified investment professionals and willingness to invest in personnel and other resources to service and support the Fund.  In this regard, the Board considered the qualifications and experience of the Fund’s portfolio manager, the number of accounts managed by the portfolio manager and the method for compensating the portfolio manager.
In addition, the Board considered information provided by New York Life Investments and WMC regarding the operations of their respective business continuity plans in response to the COVID-19 pandemic and the continued remote work environment.
Based on these considerations, among others, the Board concluded that the Fund would likely continue to benefit from the nature, extent and quality of these services.
35

Board Consideration and Approval of Management Agreement  (Unaudited) (continued)
Investment Performance
In evaluating the Fund’s investment performance, the Board considered investment performance results over various periods in light of the Fund’s investment objective, strategies and risks.  The Board considered investment reports on, and analysis of, the Fund’s performance provided to the Board throughout the year.  These reports include, among other items, information on the Fund’s gross and net returns, the Fund’s investment performance compared to a relevant investment category and the Fund’s benchmark, the Fund’s risk-adjusted investment performance and the Fund’s investment performance as compared to peer funds, as appropriate, as well as portfolio attribution information and commentary on the effect of market conditions.  The Board also considered information provided by ISS showing the investment performance of the Fund as compared to peer funds.  In addition, the Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes.
The Board also took into account its discussions with senior management at New York Life Investments concerning the Fund’s investment performance over various periods as well as discussions between the Fund’s portfolio management team and the members of the Board’s Investment Committee, which generally occur on an annual basis.  In addition, the Board considered any specific actions that New York Life Investments or WMC had taken, or had agreed to take, to seek to enhance Fund investment performance and the results of those actions.
Based on these considerations, among others, the Board concluded that its review of the Fund’s investment performance and related information supported a determination to approve the continuation of each of the Advisory Agreements.
Costs of the Services Provided, and Profits and Other Benefits Realized, by New York Life Investments and WMC
The Board considered the costs of the services provided under each of the Advisory Agreements. The Board also considered the profits realized by New York Life Investments and its affiliates due to their relationships with the Fund as well as the MainStay Group of Funds. With respect to the profitability of WMC’s relationship with the Fund, the Board considered information from New York Life Investments that WMC’s subadvisory fee reflected an arm’s-length negotiation and that this fee is paid by New York Life Investments, not the Fund, and the relevance of WMC’s profitability was considered by the Trustees in that context.  On this basis, the Board primarily considered the costs and profitability for New York Life Investments and its affiliates with respect to the Fund.
In addition, the Board acknowledged the difficulty in obtaining reliable comparative data about mutual fund managers’ profitability because such information generally is not publicly available and may be impacted by numerous factors, including the structure of a fund manager’s organization, the types of funds it manages, the methodology used to allocate certain fixed costs to specific funds and the manager’s capital structure and costs of capital.
In evaluating the costs of the services provided by New York Life Investments and WMC and profits realized by New York Life Investments and its affiliates and WMC, the Board considered, among other factors, New York Life Investments’ and its affiliates’ and WMC’s continuing investments in, or willingness to invest in, personnel and other resources to support and further enhance the management of the Fund, and that New York Life Investments is responsible for paying the subadvisory fee for the Fund.  The Board also considered the financial resources of New York Life Investments and WMC and acknowledged that New York Life Investments and WMC must be in a position to recruit and retain experienced professional personnel and to maintain a strong financial position for New York Life Investments and WMC to continue to provide high-quality services to the Fund.  The Board recognized that the Fund benefits from the allocation of certain fixed costs among the funds in the MainStay Group of Funds, among other expected benefits resulting from its relationship with New York Life Investments.
The Board considered information regarding New York Life Investments’ methodology for calculating profitability and allocating costs provided by New York Life Investments in connection with the fund profitability analysis presented to the Board.  The Board noted it had previously engaged an independent consultant to review the methods used to allocate costs among the funds in the MainStay Group of Funds.  The Board also noted that the independent consultant had concluded that New York Life Investments’ methods for allocating costs and procedures for estimating overall profitability of the relationship with the funds in the MainStay Group of Funds are reasonable and that New York Life Investments continued to use the same method of calculating profit and allocating costs since the independent consultant’s review.  The Board recognized the difficulty in calculating and evaluating a manager’s profitability with respect to the Fund and considered that other profitability methodologies may also be reasonable.
The Board also considered certain fall-out benefits that may be realized by New York Life Investments and its affiliates and WMC and its affiliates due to their relationships with the Fund, including reputational and other indirect benefits.  The Board recognized, for example, the benefits to WMC from legally permitted “soft-dollar” arrangements by which brokers provide research and other services to WMC in exchange for commissions paid by the Fund with respect to trades in the Fund’s portfolio securities.  In this regard, the Board also requested and considered information from New York Life Investments concerning other material business relationships between WMC and its affiliates and New York Life Investments and its affiliates and considered the existence of a strategic partnership between New York Life Investments and WMC that relates to certain current and future products and represents a potential conflict of interest associated with New York Life Investments’ recommendation to approve the Subadvisory Agreement.  In addition, the Board considered its review of the management agreement for a money market fund advised by New York Life Investments and an affiliated subadvisor that serves as an investment option for the Fund, including the potential rationale for and costs associated with investments in this money market fund by the Fund, if any, and considered information from

36	MainStay WMC Value Fund

New York Life Investments that the nature and type of specific investment advisory services provided to this money market fund are distinct from, or in addition to, the investment advisory services provided to the Fund.
The Board observed that, in addition to fees earned by New York Life Investments under the Management Agreement for managing the Fund, New York Life Investments’ affiliates also earn revenues from serving the Fund in various other capacities, including as the Fund’s transfer agent and distributor.  The Board considered information about these other revenues and their impact on the profitability of the relationship with the Fund to New York Life Investments and its affiliates.  The Board noted that, although it assessed the overall profitability of the relationship with the Fund to New York Life Investments and its affiliates as part of the contract review process, when considering the reasonableness of the fee paid to New York Life Investments under the Management Agreement, the Board considered the profitability of New York Life Investments’ relationship with the Fund on a pre-tax basis and without regard to distribution expenses incurred by New York Life Investments from its own resources.
After evaluating the information deemed relevant by the Trustees, the Board concluded that any profits realized by New York Life Investments and its affiliates due to their relationships with the Fund were not excessive, other expected benefits that may accrue to New York Life Investments and its affiliates are reasonable and other expected benefits that may accrue to WMC and its affiliates are consistent with those expected for a subadvisor to a mutual fund. With respect to WMC, the Board considered that any profits realized by WMC due to its relationship with the Fund are the result of arm’s-length negotiations between New York Life Investments and WMC, acknowledging that any such profits are based on the subadvisory fee paid to WMC by New York Life Investments, not the Fund.
Management and Subadvisory Fees and Total Ordinary Operating Expenses
The Board evaluated the reasonableness of the fee paid under each of the Advisory Agreements and the Fund’s total ordinary operating expenses. The Board primarily considered the reasonableness of the management fee paid by the Fund to New York Life Investments because the subadvisory fee paid to WMC is paid by New York Life Investments, not the Fund.  The Board also considered the reasonableness of the subadvisory fee paid by New York Life Investments and the amount of the management fee retained by New York Life Investments.
In assessing the reasonableness of the Fund’s fees and expenses, the Board primarily considered comparative data provided by ISS on the fees and expenses charged by similar mutual funds managed by other investment advisers. The Board reviewed the methodology used by ISS to construct the group of peer funds for comparative purposes. In addition, the Board considered information provided by New York Life Investments and WMC on fees charged to other investment advisory clients, including institutional separate accounts and/or other funds that follow investment strategies similar to those of the Fund, if any.  The Board considered the contractual management fee schedules of the Fund as compared to those of such other investment advisory clients, taking into account the rationale for any differences in fee schedules.  The Board also took into account information provided by New York Life Investments about the more extensive scope of services provided to registered investment companies, such as the Fund, as compared with other investment advisory clients.  Additionally, the Board considered the impact of contractual breakpoints, voluntary waivers and expense limitation arrangements on the Fund’s net management fee and expenses.  The Board also considered that in proposing fees for the Fund, New York Life Investments considers the competitive marketplace for mutual funds.
The Board took into account information from New York Life Investments, as provided in connection with the Board’s June 2022 meeting, regarding the reasonableness of the Fund’s transfer agent fee schedule, including industry data demonstrating that the fees that NYLIM Service Company LLC, an affiliate of New York Life Investments and the Fund’s transfer agent, charges the Fund are within the range of fees charged by transfer agents to other mutual funds.  In addition, the Board considered NYLIM Service Company LLC’s profitability in connection with the transfer agent services it provides to the Fund.  The Board also took into account information provided by NYLIM Service Company LLC regarding the sub-transfer agency payments it made to intermediaries in connection with the provision of sub-transfer agency services to the Fund.
The Board considered the extent to which transfer agent fees contributed to the total expenses of the Fund.  The Board acknowledged the role that the MainStay Group of Funds historically has played in serving the investment needs of New York Life Insurance Company customers, who often maintain smaller account balances than other shareholders of funds, and the impact of small accounts on the expense ratios of Fund share classes.  The Board also recognized measures that it and New York Life Investments have taken intended to mitigate the effect of small accounts on the expense ratios of Fund share classes, including through the imposition of an expense limitation on net transfer agency expenses.  The Board also considered that NYLIM Service Company LLC had waived its contractual cost of living adjustments during the seven years prior to 2021.
Based on the factors outlined above, among other considerations, the Board concluded that the Fund’s management fee and total ordinary operating expenses are within a range that is competitive and support a conclusion that these fees and expenses are reasonable.
Economies of Scale
The Board considered information regarding economies of scale, including whether economies of scale may exist for the Fund and whether the Fund’s expense structure permits any economies of scale to be appropriately shared with the Fund’s shareholders.  The Board also considered a report from New York Life Investments, previously prepared at the request of the Board, that addressed economies of scale, including with respect to the mutual fund business generally, and the various ways in which the benefits of economies of scale may be shared with the funds
37

Board Consideration and Approval of Management Agreement  (Unaudited) (continued)
in the MainStay Group of Funds.  Although the Board recognized the difficulty of determining economies of scale with precision, the Board acknowledged that economies of scale may be shared with the Fund in a number of ways, including, for example, through the imposition of fee breakpoints, initially setting management fee rates at scale or making additional investments to enhance the services provided to the Fund.  The Board reviewed information from New York Life Investments showing how the Fund’s management fee schedule compared to fee schedules of other funds and accounts managed by New York Life Investments.  The Board also reviewed information from ISS showing how the Fund’s management fee schedule compared with fees paid for similar services by peer funds at varying asset levels.
Based on this information, the Board concluded that economies of scale are appropriately shared for the benefit of the Fund’s shareholders through the Fund’s expense structure and other methods to share benefits from economies of scale.
Conclusion
On the basis of the information and factors summarized above, among other information and factors deemed relevant by the Trustees, and the evaluation thereof, the Board unanimously voted to approve the continuation of each of the Advisory Agreements.
38	MainStay WMC Value Fund

Discussion of the Operation and Effectiveness of the Fund's Liquidity Risk Management Program (Unaudited)
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), the Fund has adopted and implemented a liquidity risk management program (the “Program”), which New York Life Investment Management LLC believes is reasonably designed to assess and manage the Fund's liquidity risk. A Fund's liquidity risk is the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of the remaining investors’ interests in the Fund. The Board of Trustees of The MainStay Funds (the "Board") previously approved the designation of New York Life Investment Management LLC as administrator of the Program (the “Administrator”). The Administrator has established a Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on February 28, 2023, the Administrator provided the Board with a written report addressing the Program’s operation and assessing the adequacy and effectiveness of its implementation for the period from January 1, 2022, through December 31, 2022 (the "Review Period"), as required under the Liquidity Rule. The report noted that the Administrator concluded that (i) the Program operated effectively to assess and manage the Fund's liquidity risk, (ii) the Program has been and continues to be adequately and effectively implemented to monitor and, as applicable, respond to the Fund's liquidity developments and (iii) the Fund's investment strategy continues to be appropriate for an open-end fund. In addition, the report summarized the operation of the Program and the information and factors considered by the Administrator in its assessment of the Program’s implementation, such as the liquidity risk assessment framework and the liquidity classification methodologies, and discussed notable geopolitical, market and other economic events that impacted liquidity risk during the Review Period.
In accordance with the Program, the Fund's liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as (i) investment strategy and liquidity of portfolio investments, (ii) short-term and long-term cash flow projections, and (iii) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. The Administrator has delegated liquidity classification determinations to the Portfolio’s subadvisors, subject to appropriate oversight by the Administrator, and liquidity classification determinations are made by taking into account the Fund's reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (an “HLIM”). In addition, the Liquidity Rule limits a fund's investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if, immediately after acquisition, doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other risks to which it may be subject.
39

Proxy Voting Policies and Procedures and Proxy Voting Record
The Fund is required to file with the SEC its proxy voting record for the 12-month period ending June 30 on Form N-PX. A description of the policies and procedures that are used to vote proxies relating to portfolio securities of the Fund is available free of charge upon request by calling 800-624-6782 or visiting the SEC’s website at www.sec.gov. The most recent Form N-PX or proxy voting record is available free of charge upon request by calling 800-624-6782; visiting newyorklifeinvestments.com; or visiting the SEC’s website at www.sec.gov.
Shareholder Reports and Quarterly Portfolio Disclosure
The Fund is required to file its complete schedule of portfolio holdings with the SEC 60 days after its first and third fiscal quarter on Form N-PORT. The Fund's holdings report is available free of charge upon request by calling New York Life Investments at 800-624-6782.
40	MainStay WMC Value Fund

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MainStay Funds
Equity
U.S. Equity
MainStay Epoch U.S. Equity Yield Fund
MainStay Fiera SMID Growth Fund
MainStay S&P 500 Index Fund
MainStay Winslow Large Cap Growth Fund
MainStay WMC Enduring Capital Fund
MainStay WMC Growth Fund
MainStay WMC Small Companies Fund
MainStay WMC Value Fund
International Equity
MainStay Epoch International Choice Fund
MainStay MacKay International Equity Fund
MainStay WMC International Research Equity Fund
Emerging Markets Equity
MainStay Candriam Emerging Markets Equity Fund
Global Equity
MainStay Epoch Capital Growth Fund
MainStay Epoch Global Equity Yield Fund
Fixed Income
Taxable Income
MainStay Candriam Emerging Markets Debt Fund
MainStay Floating Rate Fund
MainStay MacKay High Yield Corporate Bond Fund
MainStay MacKay Short Duration High Yield Fund
MainStay MacKay Strategic Bond Fund
MainStay MacKay Total Return Bond Fund
MainStay MacKay U.S. Infrastructure Bond Fund
MainStay Short Term Bond Fund
Tax-Exempt Income
MainStay MacKay California Tax Free Opportunities Fund1
MainStay MacKay High Yield Municipal Bond Fund
MainStay MacKay New York Tax Free Opportunities Fund2
MainStay MacKay Short Term Municipal Fund
MainStay MacKay Strategic Municipal Allocation Fund
MainStay MacKay Tax Free Bond Fund
Money Market
MainStay Money Market Fund
Mixed Asset
MainStay Balanced Fund
MainStay Income Builder Fund
MainStay MacKay Convertible Fund
Speciality
MainStay CBRE Global Infrastructure Fund
MainStay CBRE Real Estate Fund
MainStay Cushing MLP Premier Fund
Asset Allocation
MainStay Conservative Allocation Fund
MainStay Conservative ETF Allocation Fund
MainStay Defensive ETF Allocation Fund
MainStay Equity Allocation Fund
MainStay Equity ETF Allocation Fund
MainStay ESG Multi-Asset Allocation Fund
MainStay Growth Allocation Fund
MainStay Growth ETF Allocation Fund
MainStay Moderate Allocation Fund
MainStay Moderate ETF Allocation Fund

Manager
New York Life Investment Management LLC
New York, New York
Subadvisors
Candriam3
Strassen, Luxembourg
CBRE Investment Management Listed Real Assets LLC
Radnor, Pennsylvania
Cushing Asset Management, LP
Dallas, Texas
Epoch Investment Partners, Inc.
New York, New York
Fiera Capital Inc.
New York, New York
IndexIQ Advisors LLC3
New York, New York
MacKay Shields LLC3
New York, New York
NYL Investors LLC3
New York, New York
Wellington Management Company LLP
Boston, Massachusetts
Winslow Capital Management, LLC
Minneapolis, Minnesota
Legal Counsel
Dechert LLP
Washington, District of Columbia
Independent Registered Public Accounting Firm
KPMG LLP
Philadelphia, Pennsylvania
Distributor
NYLIFE Distributors LLC3
Jersey City, New Jersey
Custodian
JPMorgan Chase Bank, N.A.
New York, New York

  1.
This Fund is registered for sale in AZ, CA, NV, OR, TX, UT, WA and MI (Class A and Class I shares only), and CO, FL, GA, HI, ID, MA, MD, NH, NJ and NY (Class I shares only).
2.	This Fund is registered for sale in CA, CT, DE, FL, MA, NJ, NY and VT.
3.	An affiliate of New York Life Investment Management LLC.
Not part of the Semiannual Report

For more information
800-624-6782
newyorklifeinvestments.com
“New York Life Investments” is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. The MainStay Funds® are managed by New York Life Investment Management LLC and distributed by NYLIFE Distributors LLC, 30 Hudson Street, Jersey City, NJ 07302, a wholly owned subsidiary of New York Life Insurance Company. NYLIFE Distributors LLC is a Member FINRA/SIPC.
©2023 NYLIFE Distributors LLC. All rights reserved.
5022253MS043-23	MSWV10-06/23
(NYLIM) NL532

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

The Schedule of Investments is included as part of Item 1 of this report.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

Since the Registrant’s last response to this Item, there have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a)      Based on an evaluation of the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are reasonably designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)      There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d)) under the Investment Company Act of 1940 that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)	Section 302 Certifications are attached.

(b)	Section 906 Certifications are attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE MAINSTAY FUNDS

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	July 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Kirk C. Lehneis
Kirk C. Lehneis President and Principal Executive Officer

Date:	July 6, 2023

By:	/s/ Jack Benintende
Jack R. Benintende Treasurer and Principal Financial and Accounting Officer

Date:	July 6, 2023